Filed under Rule 497(c)
                                                           File Nos. 333-157315;
                                                                       811-05099




                           COMBINED PROXY STATEMENT

                                       OF

                      REGIONS MORGAN KEEGAN SELECT FUNDS
                           on behalf of its Series:


               REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND
                   REGIONS MORGAN KEEGAN SELECT GROWTH FUND
                 REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND
                REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND
                    REGIONS MORGAN KEEGAN SELECT VALUE FUND
                  REGIONS MORGAN KEEGAN SELECT BALANCED FUND
                REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND
        REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND
        REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND
            REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND
                REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

              (each, an "RMK Fund" and together, the "RMK Funds")

             The address and telephone number of each RMK Fund is:

                             50 North Front Street
                           Memphis, Tennessee 38103
                                1-901-524-4100


                                      AND
                                  PROSPECTUS

                                      OF


    PIONEER SELECT MID CAP GROWTH FUND (a series of PIONEER SERIES TRUST I)
           PIONEER GROWTH FUND (a series of PIONEER SERIES TRUST I)
                                 PIONEER FUND
                          PIONEER MID CAP VALUE FUND
       PIONEER CULLEN VALUE FUND (a series of PIONEER SERIES TRUST III)
      PIONEER CLASSIC BALANCED FUND (a series of PIONEER SERIES TRUST IV)
                               PIONEER BOND FUND
                        PIONEER SHORT TERM INCOME FUND
PIONEER INTERMEDIATE TAX FREE INCOME FUND (a series of PIONEER SERIES TRUST I)
     PIONEER TREASURY RESERVES FUND (a series of PIONEER SERIES TRUST IV)
      PIONEER CASH RESERVES FUND (a series of PIONEER MONEY MARKET TRUST)

          (each, a "Pioneer Fund" and together, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-225-6292

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           Scheduled for May 8, 2009

To the Shareholders of the RMK Funds:

     This is the formal agenda for the RMK Funds' shareholder meeting (the "meeting"). It tells you what matters will be voted on by your RMK Fund and the time and place of the meeting, in case you want to attend in person.

     A special meeting of shareholders of the RMK Funds will be held at the offices of Morgan Keegan & Company, Inc., 50 North Front Street, 2nd Floor, Memphis, Tennessee 38103, on May 8, 2009, at 11:00 a.m., Eastern Time (10:00 a.m., Central Time), to consider the following:

PROPOSAL 1:  To approve an Agreement and Plan of Reorganization, providing for
             (i) the acquisition of all of the assets and the assumption of the stated liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund, in exchange for shares of Pioneer Select Mid Cap Growth Fund to be distributed to the shareholders of Regions Morgan Keegan Select Mid Cap Growth Fund, and (ii) the subsequent liquidation and dissolution of Regions Morgan Keegan Select Mid Cap Growth Fund;

PROPOSAL 2:  To approve an Agreement and Plan of Reorganization, providing for
             (i) the acquisition of all of the assets and the assumption of the stated liabilities of Regions Morgan Keegan Select Growth Fund, in exchange for shares of Pioneer Growth Fund to be distributed to the shareholders of Regions Morgan Keegan Select Growth Fund, and
             (ii) the subsequent liquidation and dissolution of Regions Morgan Keegan Select Growth Fund;

PROPOSAL 3:  To approve an Agreement and Plan of Reorganization, providing for
             (i) the acquisition of all of the assets and the assumption of the stated liabilities of Regions Morgan Keegan Select Core Equity Fund, in exchange for shares of Pioneer Fund to be distributed to the shareholders of Regions Morgan Keegan Select Core Equity Fund, and (ii) the subsequent liquidation and dissolution of Regions Morgan Keegan Select Core Equity Fund;

PROPOSAL 4:  To approve an Agreement and Plan of Reorganization, providing for
             (i) the acquisition of all of the assets and the assumption of the stated liabilities of Regions Morgan Keegan Select Mid Cap Value Fund, in exchange for shares of Pioneer Mid Cap Value Fund to be distributed to the shareholders of Regions Morgan Keegan Select Mid Cap Value Fund, and (ii) the subsequent liquidation and dissolution of Regions Morgan Keegan Select Mid Cap Value Fund;

PROPOSAL 5:  To approve an Agreement and Plan of Reorganization, providing for
             (i) the acquisition of all of the assets and the assumption of the stated liabilities of Regions Morgan Keegan Select Value Fund, in exchange for shares of Pioneer Cullen Value Fund to be distributed to the shareholders of Regions Morgan Keegan Select Value Fund, and
             (ii) the subsequent liquidation and dissolution of Regions Morgan Keegan Select Value Fund;

PROPOSAL 6:  To approve an Agreement and Plan of Reorganization, providing for
             (i) the acquisition of all of the assets and the assumption of the stated liabilities of Regions Morgan Keegan Select Balanced Fund, in exchange for shares of Pioneer Classic Balanced Fund to be distributed to the shareholders of Regions Morgan Keegan Select Balanced Fund, and (ii) the subsequent liquidation and dissolution of Regions Morgan Keegan Select Balanced Fund;

PROPOSAL 7:  To approve an Agreement and Plan of Reorganization, providing for
             (i) the acquisition of all of the assets and the assumption of the stated liabilities of Regions Morgan Keegan Select Fixed Income Fund, in exchange for shares of Pioneer Bond Fund to be distributed to the shareholders of Regions Morgan Keegan Select Fixed Income Fund, and (ii) the subsequent liquidation and dissolution of Regions Morgan Keegan Select Fixed Income Fund;

PROPOSAL 8:  To approve an Agreement and Plan of Reorganization, providing for
             (i) the acquisition of all of the assets and the assumption of the stated liabilities of Regions Morgan Keegan Select Limited

             Maturity Fixed Income Fund, in exchange for shares of Pioneer Short Term Income Fund to be distributed to the shareholders of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, and (ii) the subsequent liquidation and dissolution of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund;

PROPOSAL 9:  To approve an Agreement and Plan of Reorganization, providing for
             (i) the acquisition of all of the assets and the assumption of the stated liabilities of Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, in exchange for shares of Pioneer Intermediate Tax Free Income Fund to be distributed to the shareholders of Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, and
             (ii) the subsequent liquidation and dissolution of Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund;

PROPOSAL 10: To approve an Agreement and Plan of Reorganization, providing for
             (i) the acquisition of all of the assets and the assumption of the stated liabilities of Regions Morgan Keegan Select Treasury Money Market Fund, in exchange for shares of Pioneer Treasury Reserves Fund to be distributed to the shareholders of Regions Morgan Keegan Select Treasury Money Market Fund, and (ii) the subsequent liquidation and dissolution of Regions Morgan Keegan Select Treasury Money Market Fund; and

PROPOSAL 11: To approve an Agreement and Plan of Reorganization, providing for
             (i) the acquisition of all of the assets and the assumption of the stated liabilities of Regions Morgan Keegan Select Money Market Fund, in exchange for shares of Pioneer Cash Reserves Fund to be distributed to the shareholders of Regions Morgan Keegan Select Money Market Fund, and (ii) the subsequent liquidation and dissolution of Regions Morgan Keegan Select Money Market Fund.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

     The Proposals are further described in the attached combined Proxy Statement/Prospectus.

     Your RMK Fund's Board of Trustees recommends that you vote in favor of all Proposals upon which you are being asked to vote.

     Shareholders of record as of the close of business on March 19, 2009 are entitled to vote at the meeting and any adjournments or postponement thereof.


                                             By Order of the Board of Trustees,

                                             /s/ Brian B. Sullivan

                                             Brian B. Sullivan
                                             President

Memphis, Tennessee
March 30, 2009

Whether or not you expect to attend the meeting, please vote promptly by completing and returning the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote over the internet or by telephone. Your vote could be critical in allowing the RMK Funds to hold their meeting as scheduled. If shareholders do not return their proxies in sufficient numbers, the RMK Funds may be required to make additional solicitations.

                           COMBINED PROXY STATEMENT

                                      OF

                      REGIONS MORGAN KEEGAN SELECT FUNDS
                           on behalf of its Series:

               REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND
                   REGIONS MORGAN KEEGAN SELECT GROWTH FUND
                 REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND
                REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND
                    REGIONS MORGAN KEEGAN SELECT VALUE FUND
                  REGIONS MORGAN KEEGAN SELECT BALANCED FUND
                REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND
        REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND
        REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND
            REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND
                REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND
              (each, an "RMK Fund" and together, the "RMK Funds")
             The address and telephone number of each RMK Fund is:

                             50 North Front Street
                           Memphis, Tennessee 38103
                                1-901-524-4100

                                      AND

                                  PROSPECTUS

                                      OF

    PIONEER SELECT MID CAP GROWTH FUND (a series of PIONEER SERIES TRUST I)
           PIONEER GROWTH FUND (a series of PIONEER SERIES TRUST I)
                                 PIONEER FUND
                          PIONEER MID CAP VALUE FUND
       PIONEER CULLEN VALUE FUND (a series of PIONEER SERIES TRUST III)
      PIONEER CLASSIC BALANCED FUND (a series of PIONEER SERIES TRUST IV)
                               PIONEER BOND FUND
                        PIONEER SHORT TERM INCOME FUND
PIONEER INTERMEDIATE TAX FREE INCOME FUND (a series of PIONEER SERIES TRUST I)
     PIONEER TREASURY RESERVES FUND (a series of PIONEER SERIES TRUST IV)
      PIONEER CASH RESERVES FUND (a series of PIONEER MONEY MARKET TRUST)

          (each, a "Pioneer Fund" and together, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-225-6292


     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

     An investment in any RMK Fund or Pioneer Fund (each sometimes referred to herein as a "Fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, except as described herein.

     This Proxy Statement/Prospectus sets forth information about the Pioneer Funds that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

                                 INTRODUCTION

     This combined Proxy Statement/Prospectus, dated March 30, 2009, is being furnished to shareholders of the RMK Funds in connection with the solicitation by the RMK Funds' Board of Trustees (the "RMK Board" or the "RMK Trustees") of proxies to be used at a special meeting of the shareholders of the RMK Funds (the "meeting") to be held at the offices of Morgan Keegan & Company, Inc., 50 North Front Street, 2nd Floor, Memphis, Tennessee 38103, on May 8, 2009, at 11:00 a.m., Eastern Time (10:00 a.m. Central Time). This Proxy Statement/Prospectus is being mailed to shareholders of the RMK Funds on or about April 9, 2009.

     Each RMK Fund is a series of Regions Morgan Keegan Select Funds, an open-end management investment company organized as a Massachusetts business trust (the "RMK Trust"). Each Pioneer Fund is an open-end management investment company, or a series thereof, organized as a Delaware statutory trust. Each of Pioneer Fund, Pioneer Mid Cap Value Fund, Pioneer Bond Fund and Pioneer Short Term Income Fund is the sole series of an open-end management investment company with the same name. Pioneer Select Mid Cap Growth Fund, Pioneer Growth Fund and Pioneer Intermediate Tax Free Income Fund are series of Pioneer Series Trust I, Pioneer Cullen Value Fund is a series of Pioneer Series Trust III, Pioneer Classic Balanced Fund and Pioneer Treasury Reserves Fund are series of Pioneer Series Trust IV and Pioneer Cash Reserves Fund is a series of Pioneer Money Market Trust.

     This Proxy Statement/Prospectus contains information you should know before voting on the applicable Agreement and Plan of Reorganization (each, a "Plan") that provides for the reorganization of your RMK Fund into a corresponding Pioneer Fund (each, a "Reorganization"). The following table indicates (a) which Proposal relates to which RMK Fund and corresponding Pioneer Fund, (b) the corresponding Pioneer Fund shares that each RMK Fund shareholder would receive if the Plan relating to such RMK Fund is approved,
(c) which RMK Fund shareholders may vote on which Proposals, and (d) on what page of this Proxy Statement/Prospectus the discussion regarding each Proposal begins.

---------------------------------------------------------------------------------------------------------------------
Proposal      RMK Fund & Shares              Pioneer Fund & Shares           Shareholders Entitled to Vote      Page
---------------------------------------------------------------------------------------------------------------------
 Proposal 1   Regions Morgan Keegan Select   Pioneer Select Mid Cap Growth   Regions Morgan Keegan Select Mid   10
              Mid Cap Growth Fund            Fund*                           Cap Growth Fund Shareholders
               Class A                        Class A
               Class C                        Class C
               Class I                        Class Y
---------------------------------------------------------------------------------------------------------------------
 Proposal 2   Regions Morgan Keegan Select   Pioneer Growth Fund*            Regions Morgan Keegan Select       27
              Growth Fund                                                    Growth Fund Shareholders
               Class A                        Class A
               Class C                        Class C
               Class I                        Class Y
---------------------------------------------------------------------------------------------------------------------
 Proposal 3   Regions Morgan Keegan Select   Pioneer Fund                    Regions Morgan Keegan Select       43
              Core Equity Fund                                               Core Equity Fund Shareholders
               Class A                        Class A
               Class C                        Class C
               Class I                        Class Y
---------------------------------------------------------------------------------------------------------------------
 Proposal 4   Regions Morgan Keegan Select   Pioneer Mid Cap Value Fund      Regions Morgan Keegan Select Mid   61
              Mid Cap Value Fund                                             Cap Value Fund Shareholders
               Class A                        Class A
               Class C                        Class C
               Class I                        Class Y
---------------------------------------------------------------------------------------------------------------------
 Proposal 5   Regions Morgan Keegan Select   Pioneer Cullen Value Fund       Regions Morgan Keegan Select       81
              Value Fund                                                     Value Fund Shareholders
               Class A                        Class A
               Class C                        Class C
               Class I                        Class Y
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Proposal       RMK Fund & Shares              Pioneer Fund & Shares            Shareholders Entitled to Vote   Page
---------------------------------------------------------------------------------------------------------------------
 Proposal 6    Regions Morgan Keegan Select   Pioneer Classic Balanced Fund    Regions Morgan Keegan Select    98
               Balanced Fund                                                   Balanced Fund Shareholders
                Class A                        Class A
                Class C                        Class C
                Class I                        Class Y
---------------------------------------------------------------------------------------------------------------------
 Proposal 7    Regions Morgan Keegan Select   Pioneer Bond Fund                Regions Morgan Keegan Select    119
               Fixed Income Fund                                               Fixed Income Fund Shareholders
                Class A                        Class A
                Class C                        Class A
                Class I                        Class Y
---------------------------------------------------------------------------------------------------------------------
 Proposal 8    Regions Morgan Keegan Select   Pioneer Short Term Income        Regions Morgan Keegan Select    142
               Limited Maturity Fixed         Fund                             Limited Maturity Fixed Income
               Income Fund                                                     Fund Shareholders
                Class A                        Class A
                Class C                        Class A
                Class I                        Class Y
---------------------------------------------------------------------------------------------------------------------
 Proposal 9    Regions Morgan Keegan Select   Pioneer Intermediate Tax Free    Regions Morgan Keegan Select    163
               Intermediate Tax Exempt        Income Fund*                     Intermediate Tax Exempt Bond
               Bond Fund                                                       Fund Shareholders
                Class A                        Class A
                Class C                        Class A
                Class I                        Class Y
---------------------------------------------------------------------------------------------------------------------
 Proposal 10   Regions Morgan Keegan Select   Pioneer Treasury Reserves Fund   Regions Morgan Keegan Select    180
               Treasury Money Market Fund                                      Treasury Money Market
                Class A                        Class A                         Fund Shareholders
---------------------------------------------------------------------------------------------------------------------
 Proposal 11   Regions Morgan Keegan Select   Pioneer Cash Reserves Fund       Regions Morgan Keegan Select    190
               Money Market Fund                                               Money Market Fund
                Class A                        Class A                         Shareholders
                Class I                        Class Y
---------------------------------------------------------------------------------------------------------------------

* This is a newly-organized Pioneer fund that will commence operations upon consummation of the proposed Reorganization.

     A copy of the Plan for each of Proposals 1, 2 and 9 is attached to this Proxy Statement/Prospectus as Exhibit A-1 and for each of Proposals 3 through 8, 10 and 11 is attached to this Proxy Statement/Prospectus as Exhibit A-2. Shareholders should read this entire Proxy Statement/Prospectus, including the exhibits, carefully.

     On each Proposal with respect to an RMK Fund, all shareholders of the RMK Fund, regardless of the class of shares held, will vote together as a single class. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your RMK Fund's Reorganization.


         The date of this Proxy Statement/Prospectus is March 30, 2009.

     For more complete information about each Fund, please read the Fund's Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Because each of Pioneer Select Mid Cap Growth Fund, Pioneer Growth Fund and Pioneer Intermediate Tax Free Income Fund is newly-organized, its Prospectus and Statement of Additional Information are not yet effective. Each Fund's Prospectus(es) and Statement of Additional Information, and other additional information about each Fund, has been filed with the SEC (www.sec.gov) and is available upon request and without charge by calling the toll-free numbers shown below.

-----------------------------------------------------------------------------------------------------------------------------
                                                 Where to Get More Information
-----------------------------------------------------------------------------------------------------------------------------
 The RMK Funds' current prospectus and any applicable        On file with the SEC (www.sec.gov) and available at no charge by
 supplements.                                                calling: 1-877-757-7424

 The RMK Funds' current statement of additional              On file with the SEC (www.sec.gov) and available at no charge by
 information and any applicable supplements.                 calling: 1-877-757-7424

 The RMK Funds' most recent annual and semi-annual           On file with the SEC (www.sec.gov) and available at no charge by
 reports to shareholders.                                    calling: 1-877-757-7424. See "Available Information."
-----------------------------------------------------------------------------------------------------------------------------
 Each Pioneer Fund's current prospectus(es) and any          On file with the SEC (www.sec.gov) and available at no charge by
 applicable supplements.                                     calling: 1-800-225-6292 or 1-800-665-8839 (Class Y shareholders)

 Each Pioneer Fund's current statement of additional         On file with the SEC (www.sec.gov) and available at no charge by
 information and any applicable supplements.                 calling: 1-800-225-6292 or 1-800-665-8839 (Class Y shareholders)

 Each Pioneer Fund's most recent annual and semi-annual      On file with the SEC (www.sec.gov) and available at no charge by
 reports to shareholders.                                    calling: 1-800-225-6292 or 1-800-665-8839 (Class Y shareholders).
                                                             See "Available Information."
-----------------------------------------------------------------------------------------------------------------------------
 A statement of additional information for this Proxy        On file with the SEC (www.sec.gov) and available at no charge by
 Statement/Prospectus, dated March 30, 2009 (the             calling: 1-877-757-7424. The SAI is incorporated by reference into
 "SAI"). The SAI contains additional information about the   this Proxy Statement/Prospectus.
 RMK Funds and the Pioneer Funds.
-----------------------------------------------------------------------------------------------------------------------------
 To ask questions about this Proxy Statement/Prospectus.     Call your RMK Fund's toll-free telephone number: 1-877-757-7424.
-----------------------------------------------------------------------------------------------------------------------------

     The RMK Funds' Prospectus and Statement of Additional Information dated April 1, 2008, as supplemented, are incorporated by reference into this Proxy Statement/Prospectus

Background to the Reorganizations

     Morgan Asset Management, Inc. ("MAM"), a registered investment adviser, is an indirect wholly owned subsidiary of Regions Financial Corporation ("Regions") and serves as the RMK Funds' investment adviser. In 2008, MAM informed the RMK Board that engaging in the business of investment adviser to the RMK Funds is not a core business that MAM intends to continue and that Regions would be conducting a search for a buyer for MAM's mutual fund management business. After requests for proposals were solicited, received and reviewed, MAM and Regions decided to recommend to the RMK Board that the RMK Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

     Prior to making a recommendation to the RMK Board, Regions and MAM conducted a comparative evaluation of Pioneer and the Pioneer family of funds, including (i) Pioneer's investment processes and capabilities, (ii) the availability of funds in the Pioneer family of funds with investment objectives and strategies similar to those of the RMK Funds, (iii) the historical investment performance of the proposed Pioneer Funds, (iv) the expense ratios of each proposed Pioneer Fund as compared to the historical gross and net expense ratios of the corresponding RMK Fund, (v) the portfolio managers of the proposed Pioneer Funds, (vi) Pioneer's administrative capabilities, (vii) the other types of funds available as part of the Pioneer family of funds, (viii) the compliance culture and infrastructure of Pioneer and the Pioneer family of funds, and (ix) the reputation of Pioneer and the Pioneer family of funds in the marketplace.

     The RMK Board met on a number of occasions after the Reorganizations were recommended to consider the proposed Reorganizations. The RMK Trustees requested and received such information from Pioneer, MAM and Regions as they determined to be necessary to evaluate the proposed Reorganizations. At its meetings, the RMK Board received and evaluated materials regarding Pioneer and the Pioneer Funds, including the performance record and expense structure of each of the Pioneer Funds, the effect of the proposed Reorganizations on the RMK Funds' shareholders, and the quality of the services offered by Pioneer. In addition to these general factors, the RMK Board also considered the factors discussed below in the context of each Reorganization. The RMK Trustees who are not "interested persons" of the RMK Funds or the Pioneer Funds (the "Independent RMK Trustees") within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), retained an independent consultant to assist them in evaluating the proposed Reorganizations. The Independent RMK Trustees also were assisted in their consideration of the proposed Reorganizations by their independent legal counsel.

     At its June 25, 2008 meeting, the RMK Board, including all of the Independent RMK Trustees, met with and received a presentation by representatives of Pioneer. The Independent RMK Trustees also met telephonically on July 25, 2008 and January 8, 2009, to discuss the proposed Reorganizations with their independent consultant, who provided a detailed evaluation of the proposed Reorganizations. On January 16, 2009, the RMK Board, including all of the Independent RMK Trustees, unanimously voted to approve each of the Reorganizations. In approving each Reorganization, the RMK Board and the Independent RMK Trustees determined that such Reorganization is in the best interests of the applicable RMK Fund and the interests of existing shareholders of the RMK Fund will not be diluted as a result of the Reorganization. The RMK Board, including the Independent RMK Trustees, also considered and approved the terms and conditions of the Plan for each proposed Reorganization.

How Will the Reorganizations Work?

     o Each RMK Fund will transfer all of its assets to the corresponding Pioneer Fund. In exchange, each Pioneer Fund will assume the corresponding RMK Fund's stated liabilities. In no case will any Pioneer Fund assume any unknown liabilities of the respective RMK Fund under the terms of the applicable Plan. Each RMK Fund then will be liquidated and terminated.

     o Each RMK Fund (other than Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (each, an "RMK Money Market Fund")) offers Class A, Class C and Class I shares. In each Reorganization not involving Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund or an RMK Money Market Fund, the Pioneer Fund will issue Class A, Class C and Class Y shares, as applicable, to the corresponding RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A, Class C and Class I shares, respectively. In each Reorganization involving Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund or Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, the Pioneer Fund will issue Class A shares to the corresponding RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A and Class C shares and Class Y shares to the corresponding RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class I shares. In the Reorganization involving Regions Morgan Keegan Select Treasury Money Market Fund, Pioneer Treasury Reserves Fund will issue Class A shares to Regions Morgan Keegan Select Treasury Money Market Fund in amounts equal to the aggregate net asset value of Regions Morgan Keegan Select Treasury Money Market Fund's Class A shares. In the Reorganization involving Regions Morgan Keegan Select Money Market Fund, Pioneer Cash Reserves Fund will issue Class A and Class Y shares, as applicable, to Regions Morgan Keegan Select Money Market Fund in amounts equal to the aggregate net asset value of Regions Morgan Keegan Select Money Market Fund's Class A and Class I shares, respectively.

     o Shareholders of each RMK Fund will receive shares of the corresponding Pioneer Fund in proportion to the relative net asset value of their share holdings of the RMK Fund on the Closing Date of the Reorganization. Therefore, on the Closing Date, each RMK Fund shareholder will hold shares of a corresponding Pioneer Fund with the same aggregate net asset value as the shares of the RMK Fund that the shareholder held immediately prior to the Reorganization. The net asset value attributable to a class of shares of an RMK Fund will be determined using the RMK Funds' valuation policies and procedures and the net asset value attributable to a class of shares of a Pioneer Fund will be determined using the Pioneer Funds' valuation policies and procedures. There are no differences between the RMK Funds' valuation policies and procedures and the Pioneer Funds' valuation policies and procedures that are material.

     o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of any Reorganization. After the Reorganization of your RMK Fund, for purposes of determining any contingent deferred sales charge, the same sales charge and schedule that applied to the shares of your RMK Fund will apply to the shares of the corresponding Pioneer Fund you received in the Reorganization and the holding period for determining the contingent deferred sales charge will be calculated from the date the shares were initially issued by your RMK Fund. The contingent deferred sales charge applicable to certain purchases of Pioneer Fund Class A shares will be waived for the Pioneer Fund Class A shares received in the Reorganizations.

     o Following the Reorganizations, Pioneer will continue to act as investment adviser to each Pioneer Fund and MAM will not be involved in the management of the Pioneer Funds.

     o The exchange of RMK Fund shares for Pioneer Fund shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any RMK Fund or Pioneer Fund.

     o If each of the Reorganizations is approved by the shareholders of the RMK Funds, the RMK Trust will file with the SEC an application for deregistration on Form N-8F under the 1940 Act, and will cease to exist as an investment company when such application is approved.

     In addition to the Class A, Class C and Class Y shares, as applicable, to be issued in the Reorganizations, each Pioneer Fund also offers at least one other class of shares. This Proxy Statement/Prospectus relates only to the Pioneer Funds' Class A, Class C and Class Y shares, as applicable, to be issued to RMK Fund shareholders in the Reorganizations.

Why Do the RMK Trustees Recommend the Reorganizations?

     In recommending the Reorganization of your RMK Fund, the RMK Board, including all of the Independent RMK Trustees, determined that the Reorganization is in the best interest of your RMK Fund and will not dilute the interests of shareholders of your RMK Fund. The RMK Trustees believe that each proposed Reorganization offers a number of potential benefits. These potential benefits and various considerations include the following:

     o Regions has made the decision to exit the mutual fund management business. After exploring possible alternatives for the RMK Funds, Regions and MAM recommended to the RMK Board, and the RMK Board approved, each proposed Reorganization.

     o The reputation, financial strength, resources and capabilities of Pioneer.

     o The investment objectives, policies and risks of each RMK Fund and their compatibility with those of the corresponding Pioneer Fund.

     o The benefit to each RMK Fund by making it part of the larger Pioneer family of funds, and the potential long-term economies that may result from the consummation of each Reorganization.

     o The benefit of increased distribution capabilities which may result in asset growth over time and additional cost savings and scale advantages.

     o The historical investment performance records of each Pioneer Fund (other than the newly-organized Pioneer Select Mid Cap Growth Fund, Pioneer Growth Fund and Pioneer Intermediate Tax Free Income Fund) compared to the historical investment performance of the corresponding RMK Fund.

     o The qualifications and experience of the investment personnel who are or would be managing each Pioneer Fund.

     o The pro forma management fee of each Pioneer Fund is the same or lower than the current management fee of the corresponding RMK Fund, except in the following cases: (i) the pro forma management fee for Pioneer Intermediate Tax Free Income Fund (0.50%) is higher than the management fee for Regions Morgan Keegan Select Fixed Income Fund (0.25%); (ii) the pro forma management fee for Pioneer Treasury Reserves Fund (0.40%) is higher than the management fee for Regions Morgan Keegan Select Treasury Money Market Fund (0.20%); and (iii) the pro forma management fee for the Pioneer Cash Reserves Fund (0.40%) is higher than the management fee for Regions Morgan Keegan Select Money Market Fund (0.25%).

     o The pro forma net expense ratio of each Pioneer Fund is, in every case, the same or lower than the current net expense ratio of the corresponding RMK Fund.

     o Pioneer's agreement to waive fees and/or reimburse expenses for a period of three years for the Class A and Class I share of all Pioneer Funds other than Pioneer Treasury Reserves Fund and Pioneer Cash Reserves Fund and two years for Pioneer Treasury Reserves Fund and Pioneer Cash Reserves Fund to the extent required so that each Pioneer Fund's net expense ratio does not exceed the current net expense ratio of the corresponding RMK Fund.

     o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of any Reorganization. The RMK Board noted, with respect to any future purchases of Class A shares, that (i) the initial sales charge on Class A shares of the Pioneer equity funds (5.75%) is higher than the initial sales charge on Class A shares of the RMK equity funds (5.50%), (ii) the initial sales charge on Class A shares of the Pioneer fixed income funds (4.50%) is higher than the initial sales charge on Class A shares of the RMK fixed income funds (2.00%), and (iii) the initial sales charge on Class A shares of the Pioneer short-term fixed income funds (2.50%) is higher than the initial sales charge on Class A shares of the RMK short-term fixed income funds (1.50%).

     o The compliance culture and organization of Pioneer and the Pioneer Funds.

     o The absence of a dilutive effect on interests of current shareholders of each RMK Fund.

     o The transaction is expected to qualify as a tax free reorganization under
       Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore, you will not recognize gain or loss for federal income tax purposes on the exchange of your RMK Fund shares for shares of the corresponding Pioneer Fund.

     The RMK Board recommends that you vote in favor of your RMK Fund's Reorganization.

Do Any Pioneer Funds Have Higher Pro Forma Gross Expense Ratios Than the Corresponding RMK Fund?

     Certain Pioneer Funds have higher pro forma gross expense ratios than the corresponding RMK Fund. The pro forma gross expense ratios of Class A and Class Y shares of Pioneer Intermediate Tax Free Income Fund (1.15% and 0.90%, respectively) are higher than the gross expense ratios of Class A and Class I shares, respectively, of Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund (0.93% and 0.68%, respectively). In addition, the pro forma gross expense ratio of Class Y shares of Pioneer Cash Reserves Fund (0.48%) is higher than the gross expense ratio of Class I shares of Regions Morgan Keegan Select Money Market Fund (0.46%). However, in those instances where the pro forma gross expense ratio of a Pioneer Fund is higher than the corresponding RMK Fund, Pioneer had contractually agreed to limit ordinary operating expenses of the Pioneer Fund to the extent required to reduce the Pioneer Fund's pro forma net expense ratio to be the same as or lower than the net expense ratio of the corresponding RMK Fund for a period of at least two years from the Closing Date of the relevant Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Each of Pioneer Cash Reserves Fund and Regions Morgan Keegan Select Money Market Fund has been accepted as a participant in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") and was required to make a payment to the U.S. Treasury Department in connection therewith. For Regions Morgan Keegan Select Money Market Fund, this expense has been borne by MAM. For Pioneer Cash Reserves Fund, this expense has been borne by Pioneer Cash Reserves Fund without regard to any expense limitation currently in effect for the Fund. The Program has been extended by the U.S. Treasury Department through September 18, 2009. As discussed in Proposal 11, assuming Pioneer Cash Reserves Fund elects to participate in the extended Program, the further extension of the Program will require an additional payment to the U.S. Treasury Department, and will increase the pro forma gross expense ratios of the combined Pioneer Cash Reserves Fund such that they will be higher than those of Regions Morgan Keegan Select Money Market Fund.

Are there circumstances under which Pioneer Cash Reserves Fund will have higher net expense ratios than the corresponding RMK Fund?

     As discussed in the response above and Proposal 11, the further extension of the Program will require an additional payment to the U.S. Treasury Department. This expense would be borne by Pioneer Cash Reserves Fund without regard to any expense limitation then in effect for the Fund and, will increase the combined Pioneer Cash Reserves Fund's pro forma net expense ratios such that they will be higher than those of Regions Morgan Keegan Select Money Market Fund.

What is Pioneer?

     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management of the group were approximately $206 billion worldwide, including over $50 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Who Bears the Expenses Associated with the Reorganizations?

     Pioneer and MAM have agreed to each pay 50% of all proxy and solicitation costs associated with each Fund's participation in the Reorganizations.


Will Pioneer and MAM Benefit from the Reorganizations?

     Pioneer will benefit from managing a larger pool of assets which will produce increased advisory fees and, in the case of certain of the Pioneer Funds, will reduce Pioneer's obligation under its expense limitation agreement with each such Pioneer Fund due to potential economies of scale. Pioneer also is acquiring certain assets associated with MAM's management business and the benefit of certain restrictive covenants on MAM's activities, including MAM's assistance in facilitating the Reorganizations, non-solicitation and non-competition covenants. In consideration for the acquisition of these assets, and the receipt of these covenants from MAM and the joint and several obligation of MAM and Regions to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay to MAM a purchase price of approximately $13.9 million. The purchase price represents a multiple of the total annualized run-rate advisory revenues from the RMK Funds that are reorganized, excluding the RMK Money Market Funds, and subject to reduction and repayment in the event that the assets attributable to the RMK Funds are redeemed (subject to certain conditions, including threshold amounts) from the Pioneer Funds during the four year period following the Closing Date. In addition, subject to certain exceptions, Pioneer and MAM have agreed that Pioneer will compensate MAM based on fees earned by Pioneer with respect to the Pioneer Funds into which the RMK Money Market Funds are reorganized for a period of up to five years following the Closing Date.

What are the Federal Income Tax Consequences of the Reorganizations?

     As a condition to the closing of each Reorganization, the RMK Fund and corresponding Pioneer Fund must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a "reorganization" within the meaning of Section 368 of the Code. Accordingly, it is expected that neither you nor your RMK Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Pioneer Fund shares that you receive in the Reorganization will be the same as the aggregate tax basis of the RMK Fund shares that you surrender in the Reorganization of your RMK Fund. However, in order to maintain their qualification for taxation as regulated investment companies, each RMK Fund, other than Regions Morgan Keegan Select Mid Cap Growth Fund, Regions

Morgan Keegan Select Growth Fund and Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, will declare and pay a distribution of its realized net capital gains for the taxable year ending on the Closing Date, together with any undistributed investment company taxable income and net tax-exempt income for such taxable year, to its shareholders shortly before the applicable Reorganization. If you hold shares in an RMK Fund, other than Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund and Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, those distributions may affect the amount, timing or character of taxable income that you realize in respect of your RMK Fund shares. For more information, see "Tax Status of the Reorganization" on page 204 of this Proxy Statement/Prospectus. Additionally, following each Reorganization, the Pioneer Funds will declare and pay before the end of 2009 one or more distributions of realized net capital gains, investment company taxable income and net tax-exempt income to its shareholders (including current shareholders of the RMK Fund who will be shareholders of such Pioneer Fund following the Reorganization). Those distributions will be reportable to you for tax purposes, even though, in the case of Pioneer Funds other than Pioneer Select Mid Cap Growth Fund, Pioneer Growth Fund and Pioneer Intermediate Tax Free Income Fund, the distributions may include income and gains that were realized by the Pioneer Fund prior to the Closing Date.

What Happens if a Reorganization is Not Approved?

     If the required approval of shareholders of your RMK Fund is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/Prospectus. If your RMK Fund's Reorganization is not approved, you will remain a shareholder of your RMK Fund, and the RMK Board will consider what further action may be appropriate. The consummation of each Reorganization is not contingent on consummation of any other Reorganization.

Who is Eligible to Vote?

     Shareholders of record of your RMK Fund on March 19, 2009 are entitled to attend and vote at the meeting or any adjourned meeting. On each Proposal with respect to an RMK Fund, all shareholders of the RMK Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the applicable Plan. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                 TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
INTRODUCTION .............................................................................       2
PROPOSAL 1 -- Regions Morgan Keegan Select Mid Cap Growth Fund and Pioneer Select Mid Cap       10
  Growth Fund
PROPOSAL 2 -- Regions Morgan Keegan Select Growth Fund and Pioneer Growth Fund ...........      27
PROPOSAL 3 -- Regions Morgan Keegan Select Core Equity Fund and Pioneer Fund .............      43
PROPOSAL 4 -- Regions Morgan Keegan Select Mid Cap Value Fund and Pioneer Mid Cap Value         61
  Fund
PROPOSAL 5 -- Regions Morgan Keegan Select Value Fund and Pioneer Cullen Value Fund ......      81
PROPOSAL 6 -- Regions Morgan Keegan Select Balanced Fund and Pioneer Classic Balanced           98
  Fund
PROPOSAL 7 -- Regions Morgan Keegan Select Fixed Income Fund and Pioneer Bond Fund .......     119
PROPOSAL 8 -- Regions Morgan Keegan Select Limited Maturity Fixed Income Fund and Pioneer      142
  Short Term Income Fund
PROPOSAL 9 -- Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund and Pioneer
Intermediate Tax Free
 Income Fund .............................................................................     163
PROPOSAL 10 -- Regions Morgan Keegan Select Treasury Money Market Fund and Pioneer             180
  Treasury Reserves Fund
PROPOSAL 11 -- Regions Morgan Keegan Select Money Market Fund and Pioneer Cash Reserves        190
  Fund
OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATIONS ...............................     202
PORTFOLIO SECURITIES .....................................................................     203
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION .......................................     203
TAX STATUS OF THE REORGANIZATION .........................................................     204
VOTING RIGHTS AND REQUIRED VOTE ..........................................................     206
COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST ..................     207
FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS .............................................     208
BUYING, SELLING AND EXCHANGING SHARES OF THE FUNDS .......................................     217
ADDITIONAL INFORMATION ...................................................................     221
FINANCIAL HIGHLIGHTS .....................................................................     235
INFORMATION CONCERNING THE MEETING .......................................................     255
OWNERSHIP OF SHARES OF THE FUNDS .........................................................     257
EXPERTS ..................................................................................     271
AVAILABLE INFORMATION ....................................................................     272
EXHIBIT A-1 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ..............................   A-1-1
EXHIBIT A-2 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ..............................   A-2-1
EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH FUND'S PERFORMANCE ..................     B-1

               Regions Morgan Keegan Select Mid Cap Growth Fund
                                      and
                      Pioneer Select Mid Cap Growth Fund

                                  PROPOSAL 1

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of this Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled "Terms of Each Agreement and Plan of Reorganization" in the back of this Proxy Statement/Prospectus, after the discussion of the various Proposals.

     If Proposal 1 is approved, Regions Morgan Keegan Select Mid Cap Growth Fund (the "RMK Fund") will be reorganized into Pioneer Select Mid Cap Growth Fund, a newly organized Pioneer fund that will commence operations upon consummation of the proposed Reorganization (the "Pioneer Fund" and, together with the RMK Fund, the "Funds"), as described above, and the Pioneer Fund will issue Class A, Class C and Class Y shares, as applicable, to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A, Class C and Class I shares, respectively.

     The RMK Fund and the Pioneer Fund have similar investment objectives, primary investment strategies and related risks. The table below provides a comparison of certain features of the two Funds.

Comparison of Regions Morgan Keegan Select Mid Cap Growth Fund to Pioneer
                          Select Mid Cap Growth Fund

-------------------------------------------------------------------------------------------------------------------------------
                                  Regions Morgan Keegan Select Mid Cap
                                              Growth Fund                           Pioneer Select Mid Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
 Investment objective      The fund's investment objective is long-term       The fund's investment objective is long-term
                           capital appreciation.                              capital growth.
-------------------------------------------------------------------------------------------------------------------------------
 Primary investments and   The fund invests primarily in equity securities    Normally, the fund invests at least 80% of its
 investment strategies     of mid-capitalization companies (i.e.,             net assets (plus the amount of borrowings, if
                           companies whose market capitalization falls        any, for investment purposes) in equity
                           within the range tracked by the Russell Mid        securities of mid-size companies. Mid-size
                           Cap Growth Index at the time of purchase).         companies are those with market values, at
                           Under normal circumstances, the fund invests       the time of investment, that do not exceed the
                           at least 80% of the value of its net assets in     greater of the market capitalization of the
                           equity securities of mid-capitalization            largest company within the Russell Midcap
                           companies. The fund will provide shareholders      Growth Index or the 3-year rolling average of
                           with at least 60 days' prior notice of any         the market capitalization of the largest
                           changes in this policy. As of February 29,         company within the Russell Midcap Growth
                           2008, the capitalization of issuers included in    Index as measured at the end of the preceding
                           the Russell Mid Cap Growth Index ranged from       month, and are not less than the smallest
                           about $305 million to about $49.6 billion. The     company within the index. The Russell Midcap
                           fund may also invest in larger companies that,     Growth Index measures the performance of
                           in the opinion of MAM, present opportunities       U.S. mid-cap growth stocks. The size of the
                           for price appreciation based on potential          companies in the index changes with market
                           earnings and pricing patterns.                     conditions and the composition of the index.
                                                                              For purposes of the fund's investment
                                                                              policies, equity securities include common
                                                                              stocks, debt convertible to equity securities
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                  Regions Morgan Keegan Select Mid Cap
                                              Growth Fund                           Pioneer Select Mid Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                           Under normal market conditions, the fund           and other equity instruments, such as
                           intends to invest in equity securities of          exchange-traded funds (ETFs) that invest
                           companies with prospects for above-average         primarily in equity securities, depositary
                           growth in revenues and/or earnings. MAM            receipts, warrants, rights, equity interests
                           looks for companies that have revenue growth.      in real estate investment trusts (REITs) and
                           While MAM does not have a set minimum              preferred stocks.
                           revenue growth rate because individual stocks
                           and industries can change over time, MAM           The fund will provide written notice to
                           looks for at least 10% growth, either from         shareholders at least 60 days prior to any
                           historical sales or forecasted sales. MAM          change to the requirement that it invest at
                           selects industry sectors that are experiencing     least 80% of its assets in equity securities
                           rapid growth based on the current state of the     of mid-size companies.
                           economy. Future growth prospects take
                           precedence over current valuation levels in the    The fund may invest up to 20% of its total
                           stock selection process. Selected companies        assets in debt securities of corporate and
                           are expected to exhibit higher-than-average        government issuers. Generally, the fund
                           price/earnings (P/E) and price-to-book ratios.     acquires debt securities that are investment
                           Dividends are not considered to be important       grade (known as "junk bonds"), but the fund
                           in the stock selection process. MAM seeks to       may invest up to 5% of its net assets in
                           identify companies that have clearly established   below investment grade debt securities,
                           business strategies, achieve increases in          including below investment grade convertible
                           revenues and market share and exploit market       debt securities, issued by both U.S. and
                           inefficiencies and opportunities. MAM              non-U.S. issuers. The fund invests in debt
                           periodically reviews market prices in relation to  securities when Pioneer believes they are
                           target prices and adjusts the fund's holdings      consistent with the fund's investment objective
                           accordingly.                                       of capital growth, to diversify the fund's
                                                                              portfolio or for greater liquidity.

                                                                              The fund may invest up to 20% of its net
                                                                              assets in REITs.

                                                                              The fund uses a "growth" style of
                                                                              management and seeks to invest in companies
                                                                              with above average potential for earnings and
                                                                              revenue growth that are also trading at
                                                                              attractive market valuations. To select growth
                                                                              stocks, Pioneer employs quantitative analysis,
                                                                              due diligence, fundamental research, and an
                                                                              evaluation of the issuer based on its financial
                                                                              statements and operations. Pioneer relies on
                                                                              the knowledge, experience and judgment of its
                                                                              staff and the staff of its affiliates who have
                                                                              access to a wide variety of research. Pioneer
                                                                              focuses on the quality and price of individual
                                                                              issuers and securities, not on economic sector
                                                                              or market-timing strategies. Factors Pioneer
                                                                              looks for in selecting investments include:

                                                                              o Market leadership in a company's primary
                                                                                products and services

                                                                              o Companies expected to benefit from long-
                                                                                term trends in the economy and society
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                  Regions Morgan Keegan Select Mid Cap
                                              Growth Fund                           Pioneer Select Mid Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                              o Low market valuations relative to earnings
                                                                                forecast, book value, cash flow and sales
                                                                                compared to historic standards

                                                                              o Increasing earnings forecast

                                                                              Pioneer generally sells a portfolio security
                                                                              when it believes that the issuer no longer
                                                                              offers the potential for above average earnings
                                                                              and revenue growth. Pioneer makes that
                                                                              determination based upon the same criteria it
                                                                              uses to select portfolio securities.

                                                                              The fund may invest up to 20% of its total
                                                                              assets in securities of non-U.S. issuers. The
                                                                              fund will not invest more than 5% of its total
                                                                              assets in the securities of emerging markets
                                                                              issuers.

                                                                              With respect to the investment strategies and
                                                                              practices enumerated above, to the extent that
                                                                              a percentage limitation is not specified, there
                                                                              is no specific limit on the fund's ability to
                                                                              engage in such strategy or practice.
-----------------------------------------------------------------------------------------------------------------------------------
 Cash management and       To minimize potential losses and maintain          Normally, the fund invests substantially all of
 temporary investments     liquidity to meet shareholder redemptions          its assets to meet its investment objective.
                           during adverse market conditions, the fund         The fund may invest the remainder of its
                           may temporarily depart from its principal          assets in securities with remaining maturities
                           investment strategy by investing up to 100%        of less than one year or cash equivalents, or
                           of the fund's assets in cash and cash              may hold cash. For temporary defensive
                           equivalents, including short-term bank             purposes, including during periods of unusual
                           obligations, repurchase agreements and other       cash flows, the fund may depart from its
                           money market instruments and securities            principal investment strategies and invest part
                           issued and/or guaranteed as to payment of          or all of its assets in these securities or may
                           principal and interest by the U.S. government,     hold cash. To the extent that the fund has any
                           its agencies or instrumentalities. This may        uninvested cash, the fund would also be
                           cause the fund to temporarily fail to meet its     subject to risk with respect to the depository
                           goal and forego greater investment returns for     institution holding the cash. During such
                           the safety of principal.                           periods, it may be more difficult for the fund
                                                                              to achieve its investment objective. The fund
                                                                              may adopt a defensive strategy when Pioneer
                                                                              believes securities in which the fund normally
                                                                              invests have special or unusual risks or are
                                                                              less attractive due to adverse market,
                                                                              economic, political or other conditions.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Regions Morgan Keegan Select Mid Cap
                                              Growth Fund                           Pioneer Select Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Short-term trading        Although the fund does not intend to invest for    The fund usually does not trade for short-term
                           the purpose of seeking short-term profits,         profits. The fund will sell an investment,
                           securities will be sold without regard to the      however, even if it has only been held for a
                           length of time they have been held when the        short time, if it no longer meets the fund's
                           investment adviser believes it is appropriate to   investment criteria. If the fund does a lot of
                           do so in light of the fund's investment goal. A    trading, it may incur additional operating
                           higher portfolio turnover rate involves greater    expenses, which would reduce performance,
                           transaction expenses which must be borne           and could cause shareowners to incur a
                           directly by the fund (and thus, indirectly by its  higher level of taxable income or capital gains.
                           shareholders), and impact fund performance.
                           In addition, a high rate of portfolio turnover
                           may result in the realization of larger amounts
                           of net capital gains that, when distributed to
                           the fund's shareholders, are taxable to them.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivatives               The fund may enter into derivative contracts.      The fund may, but is not required to, use
                           Derivative contracts are financial instruments     futures and options on securities, indices and
                           that require payments based upon changes in        currencies, forward foreign currency exchange
                           the values of designated (or underlying)           contracts and other derivatives. A derivative is
                           securities, currencies, commodities, financial     a security or instrument whose value is
                           indices or other assets. Some derivative           determined by reference to the value or the
                           contracts (such as futures, forwards and           change in value of one or more securities,
                           options) require payments relating to a future     currencies, indices or other financial
                           trade involving the underlying asset. Other        instruments. Although there is no specific
                           derivative contracts (such as swaps) require       limitation on investing in derivatives, the fund
                           payments relating to the income or returns         does not use derivatives as a primary
                           from the underlying asset.                         investment technique and generally limits their
                                                                              use to hedging. However, the fund may use
                           The investment adviser may trade in options or     derivatives for a variety of non-principal
                           futures in order to hedge the fund's portfolio     purposes, including:
                           against market shifts as well as to increase
                           returns.                                           o As a hedge against adverse changes in the
                                                                                market prices of securities, interest rates or
                                                                                currency exchange rates

                                                                              o As a substitute for purchasing or selling
                                                                                securities

                                                                              o To increase the fund's return as a non-
                                                                                hedging strategy that may be considered
                                                                                speculative
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Regions Morgan Keegan Select Mid Cap
                                              Growth Fund                           Pioneer Select Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Derivatives may be subject to market risk,
                                                                              interest rate risk and credit risk. The fund's
                                                                              use of certain derivatives may, in some cases,
                                                                              involve forms of financial leverage, which
                                                                              involves risk and may increase the volatility of
                                                                              the fund's net asset value. Even a small
                                                                              investment in derivatives can have a
                                                                              significant impact on the fund's exposure to
                                                                              the market prices of securities, interest rates
                                                                              or currency exchange rates. Therefore, using
                                                                              derivatives can disproportionately increase
                                                                              losses and reduce opportunities for gain. If
                                                                              changes in a derivative's value do not
                                                                              correspond to changes in the value of the
                                                                              fund's other investments or do not correlate
                                                                              well with the underlying asset, rate or index,
                                                                              the fund may not fully benefit from or could
                                                                              lose money on the derivative position. In
                                                                              addition, derivatives involve risk of loss if the
                                                                              issuer of the derivative defaults on its
                                                                              obligation. Certain derivatives may be less
                                                                              liquid, which may reduce the returns of the
                                                                              fund if it cannot sell or terminate the
                                                                              derivative at an advantageous time or price.
                                                                              Some derivatives may involve the risk of
                                                                              improper valuation. The fund will only invest
                                                                              in derivatives to the extent Pioneer believes
                                                                              these investments are consistent with the
                                                                              fund's investment objective, but derivatives
                                                                              may not perform as intended. Suitable
                                                                              derivatives may not be available in all
                                                                              circumstances or at reasonable prices and
                                                                              may not be used by the fund for a variety of
                                                                              reasons.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Regions Morgan Keegan Select Mid Cap
                                              Growth Fund                           Pioneer Select Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Investment adviser and   Investment Adviser:                               Investment Adviser:
 portfolio managers
                          MAM                                               Pioneer

                          Portfolio Managers:                               Portfolio Managers:

                          Day-to-day management of the fund's portfolio     The fund has not yet commenced operations,
                          is the responsibility of Charles A. Murray, CFA   and therefore, does not currently have any
                          and David P. McGrath, CFA. The portfolio          portfolio managers. However, the fund will
                          managers are supported by MAM's equity            commence operations upon the
                          and/or fixed income research teams which          consummation of the proposed
                          provide fundamental research and quantitative     Reorganization. At that time, day-to-day
                          analysis used to run MAM's internal investment    management of the fund's portfolio will be the
                          models.                                           responsibility of Ken Winston. Mr. Winston
                                                                            will be supported by the domestic equity
                          Mr. Murray is a Senior Vice President, Senior     team. Members of this team manage other
                          Portfolio Manager and Senior Equity Strategist    Pioneer funds investing primarily in U.S.
                          for MAM. He has more than thirty years of         equity securities. The portfolio manager and
                          experience in investment management,              the team also may draw upon the research
                          research and banking. From 1978 to the            and investment management expertise of the
                          present, Mr. Murray has served as a Portfolio     global research teams, which provide
                          Manager for MAM and its predecessor, and          fundamental and quantitative research on
                          currently serves as the Portfolio Manager for     companies and include members from
                          the fund. From 1978 to 1988, Mr. Murray           Pioneer's affiliate, Pioneer Investment
                          served as the portfolio manager of various        Management Limited. Mr. Winston, a vice
                          common trust funds at a bank later acquired       president, joined Pioneer in 2007 from
                          by Regions Financial Corporation. Mr. Murray      Hartford Investment Management Company
                          has managed the fund from its inception in        where he was senior vice president with
                          March 1999 to present. Mr. Murray received a      portfolio management and analyst
                          B.S. in Finance from the University of Alabama    responsibilities for small and mid cap growth
                          in 1970. He is a holder of the Chartered          portfolios. From 2000 to 2006, he worked at
                          Financial Analyst designation.                    Lee Munder Capital Group as partner and
                                                                            portfolio manager for small and mid cap
                          Mr. McGrath is a Vice President and Senior        growth portfolios.
                          Portfolio Manager for MAM. He has more than
                          nine years experience in investment
                          management and research. From 2001 to
                          present, Mr. McGrath has served as Portfolio
                          Manager for the fund. From 1999 to 2004,
                          Mr. McGrath served as a Portfolio Manager for
                          MAM assisting with the fund as well as
                          managing various other accounts. Mr. McGrath
                          received a B.S. in Finance from The University
                          of Memphis in 1995 and a M.B.A. from Bryant
                          College in 1998. He is a holder of the
                          Chartered Financial Analyst designation.
-----------------------------------------------------------------------------------------------------------------------------------
 Business                 A diversified series of the RMK Trust, an         A diversified series of Pioneer Series Trust I,
                          open-end management investment company            an open-end management investment
                          organized as a Massachusetts business trust.      company organized as a Delaware
                                                                            statutory trust.
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets (as of        $181,524,650                                      None
 March 16, 2009)
-----------------------------------------------------------------------------------------------------------------------------------

                     Classes of Shares, Fees and Expenses

-----------------------------------------------------------------------------------------------------------------------------------
                                  Regions Morgan Keegan
                                Select Mid Cap Growth Fund                          Pioneer Select Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Class A sales charges    Class A shares are offered with an initial sales  Class A shares are offered with an initial sales
 and fees                 charge up to 5.50% of the offering price, which   charge up to 5.75% of the offering price, which
                          is reduced depending upon the amount              is reduced or waived for large purchases as
                          invested as described below or, in certain        described below and certain types of investors.
                          circumstances, waived. Class A shares bought      At the time of your purchase, your investment
                          as part of an investment of $1 million or more    firm may receive a commission from Pioneer
                          are not subject to an initial sales charge, but   Funds Distributor, Inc. ("PFD"), the fund's
                          may be charged a contingent deferred sales        distributor, of up to 5%, declining as the size of
                          charge of 1.00% if sold within one year of        your investment increases.
                          purchase.
                                                                            You pay the offering price (the net asset value
                          Your investment may qualify for a reduction or    per share plus any initial sales charge) when
                          elimination of the sales charge, also known as    you buy Class A shares unless you qualify to
                          a breakpoint discount. The following lists the    purchase shares at net asset value. You pay a
                          sales charges, which will be applied to your      lower sales charge as the size of your
                          Class A share purchase, subject to the            investment increases. You do not pay a sales
                          breakpoint discounts indicated:                   charge when you reinvest dividends or capital
                                                                            gain distributions paid by the fund. You do not
                                                                            pay a contingent deferred sales charge when
                                                                            you sell shares purchased through reinvestment
                                                                            of dividends or capital gain distributions.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Sales charge as % of
                              Your           As a % of        As a % of     -------------------------------------------------------
                           Investment     Offering Price     Net Amounts      Amount of    Offering Price     Net Amounts
                                                               Invested        purchase                        Invested
-----------------------------------------------------------------------------------------------------------------------------------
                         Up to $49,999    5.50%              5.82%           Less than      5.75%              6.10%
                                                                             $ 50,000
-----------------------------------------------------------------------------------------------------------------------------------
                         $50,000 to       4.50%              4.71%           $50,000 but    4.50%              4.71%
                         $99,999                                             less than
                                                                             $100,000
-----------------------------------------------------------------------------------------------------------------------------------
                         $100,000 to      3.75%              3.90%           $100,000 but   3.50%              3.63%
                         $249,999                                            less than
                                                                             $250,000
-----------------------------------------------------------------------------------------------------------------------------------
                         $250,000 to      2.50%              2.56%           $250,000 but   2.50%              2.56%
                         $499,999                                            less than
                                                                             $500,000
-----------------------------------------------------------------------------------------------------------------------------------
                         $500,000 to      2.00%              2.04%           $500,000 or     -0-                -0-
                         $999,999                                            more
-----------------------------------------------------------------------------------------------------------------------------------
                         $1 million or       Net asset        Net asset      Class A shares are subject to distribution and
                         more                  value            value        service (12b-1) fees of up to 0.25% of average
                         ------------------------------------------------    daily net assets. These fees are paid out of the
                         Your investment professional must notify the        fund's assets on an ongoing basis. Over time
                         fund's transfer agent of eligibility for any        these fees will increase the cost of investments
                         applicable breakpoint discount at the time of       and may cost more than other types of sales
                         purchase.                                           charges.

                         Class A shares pay a shareholder servicing fee
                         (non-12b-1) of up to 0.25% of average daily
                         net assets.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 Regions Morgan Keegan Select Mid Cap
                                             Growth Fund                            Pioneer Select Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Class A sales charges                                                        There are no contingent deferred sales
 and fees                                                                     charges, except in certain circumstances when
                                                                              the initial sales charge is waived. A contingent
                                                                              deferred sales charge may be payable to PFD,
                                                                              the fund's distributor, in the event of a share
                                                                              redemption within 12 months following the
                                                                              share purchase at the rate of 1.00% of the
                                                                              lesser of the value of the shares redeemed or
                                                                              the total cost of such shares, subject to
                                                                              certain waivers.
-----------------------------------------------------------------------------------------------------------------------------------
 Class C sales charges and   Class C shares are offered without an initial    Class C shares are offered without an initial
 fees                        sales charge.                                    sales charge.

                             Class C shares are subject to a contingent       Class C shares are subject to a contingent
                             deferred sales charge of 1.00% if sold within    deferred sales charge of 1.00% if you sell
                             one year of purchase.                            your shares within one year of purchase. Your
                                                                              investment firm may receive a commission
                             Class C shares pay a shareholder servicing fee   from PFD, the fund's distributor, at the time of
                             (non-12b-1) of up to 0.25% of average daily      your purchase of up to 1.00%.
                             net assets and a distribution (12b-1) fee of
                             0.75% of average daily net assets.               Class C shares are subject to distribution and
                                                                              service (12b-1) fees of up to 1.00% of
                                                                              average daily net assets. These fees are paid
                                                                              out of the fund's assets on an ongoing basis.
                                                                              Over time these fees will increase the cost of
                                                                              investments and may cost more than other
                                                                              types of sales charges.
-----------------------------------------------------------------------------------------------------------------------------------
 Class I and Class Y sales   Class I shares are offered without an initial    Class Y shares are offered without an initial
 charges and fees            sales charge.                                    sales charge.

                             Class I shares are not subject to a contingent   Class Y shares are not subject to a contingent
                             deferred sales charge.                           deferred sales charge.

                             Class I shares are not subject to distribution   Class Y shares are not subject to distribution
                             and service (12b-1) fees.                        and service (12b-1) fees.
-----------------------------------------------------------------------------------------------------------------------------------
 Management fees             The fund pays MAM an annual advisory fee         The fund pays Pioneer a fee for managing the
                             equal to 0.75% of the fund's average daily net   fund and to cover the cost of providing certain
                             assets.                                          services to the fund.

                                                                              Pioneer's annual fee is equal to 0.625% of the
                                                                              fund's average daily net assets up to $500
                                                                              million, 0.60% of the next $500 million and
                                                                              0.575% of assets over $1 billion. The fee is
                                                                              accrued daily and paid monthly.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Regions Morgan Keegan Select Mid Cap
                                             Growth Fund                            Pioneer Select Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Fee waiver and expense      None                                             Pioneer has contractually agreed to limit
 limitations                                                                  ordinary operating expenses to the extent
                                                                              required to reduce fund expenses to 1.25%
                                                                              and 1.00% of the average daily net assets
                                                                              attributable to Class A shares and Class Y
                                                                              shares, respectively. Assuming the
                                                                              Reorganization is approved, these expense
                                                                              limitations will be in effect for a period of
                                                                              three years after the closing of the
                                                                              Reorganization. There can be no assurance
                                                                              that Pioneer will extend the expense
                                                                              limitations beyond such time.
-----------------------------------------------------------------------------------------------------------------------------------
                             For a comparison of the gross and net expenses of both funds, please see the class fee tables in the "The Funds' Fees and Expenses" section starting on page 23.
-----------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because the RMK Fund and the Pioneer Fund have the similar investment objectives and investment strategies, they are subject to similar principal risks. You could lose money on your investment in each Fund or not make as much as if you invested elsewhere if:

     o The ongoing global financial crisis has caused a significant decline in the value of many securities, including securities held by the Fund, and the continuation or further deterioration of market conditions may lead to additional losses of value

     o The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due factors affecting a particular issuer or the securities market as a whole

     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o Mid-cap or growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     o The Fund's investment adviser's judgment about the attractiveness, growth potential or potential appreciation of a particular sector, security, or investment strategy proves to be incorrect

     Each Fund is subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Stocks tend to have greater volatility than debt securities. The Funds' portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Funds' share price will go up and down. Each Fund's investment adviser attempts to manage market risk by limiting the amount the Fund invests in any single company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

     Each Fund is subject to risks associated with investing in growth stocks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, since growth companies often reinvest a high proportion of their earning in their own businesses, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price change for returns and may be more adversely affected in a down market compared to value stocks.

     Each Fund is also subject to risks associated with investing in mid-sized companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to

     o Be more sensitive to changes in earnings results and investor expectations

     o Have more limited product lines and capital resources

     o Experience sharper swings in market values

     o Be harder to sell at the times and prices the Fund's investment adviser thinks appropriate

     o Offer greater potential for gain and loss

     To the extent either Fund emphasizes, from time to time, investments in a particular market segment, the Fund will be subject to a greater degree to the risks of the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts ("REITs"), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation. Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

     Each Fund may use derivatives. Derivatives may be subject to market risk, interest rate risk and credit risk. Each Fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the Fund's net asset value. Even a small investment in derivatives can have a significant impact on the Fund's exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments or do not correlate well with the underlying asset, rate or index, the Fund may not fully benefit from or could lose money on the derivative position. In addition, derivatives involve risk of loss if the issuer of the derivative defaults on its obligation.

     Because the Pioneer Fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers, it may be subject to the risks below associated with investing in non-U.S. issuers. Some of these risks do not apply to the larger, more developed non-U.S. markets. However, these risks are more pronounced for issuers in emerging markets or to the extent that the Pioneer Fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Pioneer Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Pioneer Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Pioneer Fund's return

     Because the Pioneer Fund may invest in debt securities of corporate and government issuers, it may be subject to the risks associated with investing in debt securities. Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the Fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

     Because the Pioneer Fund may invest in REITs, it may be subject to certain unique risks associated with investing in REITs. REITs are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

The Funds' Past Performance

     The Pioneer Fund is a newly-organized Pioneer fund that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. As accounting successor to the RMK Fund, the Pioneer Fund will assume the RMK Fund's historical performance after the consummation of the Reorganization. Set forth below is performance information for the RMK Fund. The bar chart shows the year-by-year performance of the RMK Fund's Class A shares for the past 10 calendar years. Class C shares and Class I shares of the RMK Fund will have different performance because they have different expenses. The Pioneer Fund has different fees and expenses and would, therefore, have had different performance results. The chart does not reflect any sales charge you may pay when you buy or sell Fund shares. Any sales charge will reduce your return. The table shows average annual total return (before and after taxes) for the RMK Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar chart provides an indication of the risks of investing in the RMK Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance, before and after taxes, does not indicate future results.

     The RMK Fund began operations on March 12, 1999 as the successor to a collective trust fund for which Regions Bank was the trustee. The performance included in the bar chart and table below relating to the RMK Fund prior to March 12, 1999 is that of the RMK Fund's predecessor, the inception date of which was June 30, 1993. The collective trust fund was not registered under the 1940 Act, and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

  Regions Morgan Keegan Select Mid Cap Growth Fund's Annual Returns -- Class A
                                     Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                     41.89
'00                     33.00
'01                     -0.97
'02                    -20.00
'03                     39.62
'04                      8.40
'05                     18.48
'06                      6.20
'07                     18.98
'08                    -39.76

----------

The highest quarterly return was 31.24% for the quarter ended December 31, 1999

The lowest quarterly return was (23.43)% for the quarter ended December 31, 2008

Regions Morgan Keegan Select Mid Cap Growth Fund's Average Annual Total Returns
                      (for periods ended December 31, 2008)

                                                                                            Since      Inception
                                                        1 Year     5 Years    10 Years    Inception      Date
Class A(1)                                                                                             06/30/93
-- Return Before Taxes (with 5.75% sales charge)(2)    (43.22)%    (1.62)%     6.76%        9.89%
-- Return After Taxes on Distributions(3)              (43.28)%    (2.80)%     4.91%
-- Return After Taxes on Distributions and Sale of     (28.03)%    (1.04)%     5.34%
 Fund Shares(3)

Class C                                                                                                01/07/02
-- Return Before Taxes (with applicable Contingent     (40.99)%    (0.97)%      N/A         0.66%
 Deferred Sales Charge)

Class I                                                                                                06/23/04
-- Return Before Taxes                                 (39.58)%      N/A        N/A        (1.24)%

Russell Mid Cap Growth Index(4)                        (44.32)%    (2.33)%    (0.19)%

----------

(1) Effective June 4, 2004, all Class B shares of the RMK Fund converted to Class A shares. Historical total return information for the RMK Fund for any period or portion thereof prior to the commencement of investment operations of Class A shares on July 10, 2000 is that of Class B shares and reflects all charges, expenses and fees incurred by Class B shares, which were generally higher than the expenses of Class A shares, during such periods.

(2)  Reflects the Pioneer Fund's Class A initial sales charge of 5.75%.

(3) After-tax returns are calculated using the historical highest individual federal marginal income and capital gains tax rates and do not reflect the impact of any applicable state and local taxes. Return after taxes on distributions assumes a continued investment in the RMK Fund and shows the effect of taxes on fund distributions. Return after taxes on distributions and sale of fund shares assumes all shares were redeemed at the end of each period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as individual retirement accounts or 401(k) plans. After-tax returns are shown only for Class A shares. After-tax returns for other classes will be different.

(4) The Russell Mid Cap Growth Index measures the performance of U.S. mid-cap growth stocks. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

     The most recent portfolio managers' discussion of the RMK Fund is attached as Exhibit B.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below for the RMK Fund are based on the expenses of the RMK Fund for the twelve-month period ended November 30, 2008. The Pioneer Fund is a newly-organized Pioneer fund that will commence operations upon consummation of the proposed Reorganization and has no performance history. Therefore, the Fees and Expenses for the Pioneer Fund have been estimated using the Fund's proposed fees and estimated expenses assuming the Reorganization occurred on November 30, 2008. For financial statement purposes, the RMK Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the RMK Fund's operating history will be used for financial reporting purposes. The tables also show the pro forma expenses of the combined Pioneer Fund after giving effect to the Reorganization based on pro forma net assets as of November 30, 2008.

                                                   Regions Morgan                            Regions Morgan
                                                    Keegan Select                Combined    Keegan Select                Combined
                                                       Mid Cap                   Pioneer        Mid Cap                    Pioneer
                                                     Growth Fund    Pioneer       Select      Growth Fund     Pioneer      Select
                                                    (period ended    Select      Mid Cap     (period ended     Select      Mid Cap
                                                    November 30,    Mid Cap    Growth Fund    November 30,    Mid Cap    Growth Fund
                                                        2008)     Growth Fund  (Pro Forma)       2008)      Growth Fund  (Pro Forma)
                                                   -------------- -----------  -----------   -------------- -----------  -----------
Shareholder transaction fees
 (paid directly from your investment)                Class A       Class A      Class A        Class C      Class C      Class C
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ................     5.50%         5.75%        5.75%          None         None         None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less ..     None(1)       None(2)      None(2)        1.00%(3)     1.00%        1.00%
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ....................................     0.75%         0.63%        0.63%          0.75%        0.63%        0.63%
Distribution and Service (12b-1) Fee ..............     0.25%         0.25%        0.25%          1.00%        1.00%        1.00%
Other Expenses ....................................     0.25%         0.21%        0.21%          0.25%        0.36%        0.36%
Acquired Fund Fees and Expenses ...................     0.04%         0.04%        0.04%          0.04%        0.04%        0.04%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ..............     1.29%         1.13%        1.13%          2.04%        2.03%        2.03%
------------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ..........     0.00%         0.00%        0.00%(4)       0.00%        0.00%        0.00%
Net Expenses ......................................     1.29%         1.13%        1.13%          2.04%        2.03%        2.03%
------------------------------------------------------------------------------------------------------------------------------------

                                                              Regions Morgan
                                                              Keegan Select                      Combined
                                                                 Mid Cap                         Pioneer
                                                               Growth Fund        Pioneer         Select
                                                              (period ended        Select        Mid Cap
                                                               November 30,       Mid Cap      Growth Fund
                                                                  2008)         Growth Fund    (Pro Forma)
                                                              --------------    -----------    -----------
Shareholder transaction fees
 (paid directly from your investment)                            Class I         Class Y       Class Y
Maximum sales charge (load) when you buy shares
 as a percentage of offering price .......................          None            None          None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .........          None            None          None
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ...........................................          0.75%           0.63%         0.63%
Distribution and Service (12b-1) Fee .....................          0.00%           0.00%         0.00%
Other Expenses ...........................................          0.25%           0.09%         0.09%
Acquired Fund Fees and Expenses ..........................          0.04%           0.04%         0.04%
----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .....................          1.04%           0.76%         0.76%
----------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .................          0.00%           0.00%         0.00%(4)
Net Expenses .............................................          1.04%           0.76%         0.76%
----------------------------------------------------------------------------------------------------------

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's total operating expenses remain the same, and (e) with respect to the Pioneer Fund, Pioneer's contractual expense limitation is in effect for year one. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                                                                        Combined
                                                                                         Pioneer
                                         Regions Morgan                                  Select
                                          Keegan Select                                  Mid Cap
Number of years                              Mid Cap        Pioneer Select Mid Cap     Growth Fund
you own your shares                        Growth Fund            Growth Fund          (Pro Forma)
-------------------------------------   ----------------   ------------------------   ------------
Class A -- with or without redemption
 Year 1 .............................        $  674                 $  683               $  683
 Year 3 .............................        $  936                 $  912               $  912
 Year 5 .............................        $1,219                 $1,159               $1,159
 Year 10 ............................        $2,021                 $1,865               $1,865
Class C -- with redemption
 Year 1 .............................        $  307                 $  306               $  306
 Year 3 .............................        $  640                 $  635               $  635
 Year 5 .............................        $1,098                 $1,091               $1,091
 Year 10 ............................        $2,369                 $2,353               $2,353
Class C -- without redemption
 Year 1 .............................        $  207                 $  206               $  206
 Year 3 .............................        $  640                 $  635               $  635
 Year 5 .............................        $1,098                 $1,091               $1,091
 Year 10 ............................        $2,369                 $2,353               $2,353
Class I/Y
 Year 1 .............................        $  106                 $   77               $   77
 Year 3 .............................        $  331                 $  241               $  241
 Year 5 .............................        $  574                 $  420               $  420
 Year 10 ............................        $1,271                 $  936               $  936

----------

(1) On purchases of Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class A shares redeemed within one year of purchase.

(2) Class A purchases of $500,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00%.

(3) A contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class C shares redeemed within one year of the purchase date.

(4) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.25% and 1.00% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of three years after the close of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

Reasons for the Proposed Reorganization

     The RMK Trustees believe that the proposed Reorganization is in the best interests of the RMK Fund and its shareholders. The RMK Trustees considered the following matters, among others, in approving this Proposal 1.

     First, MAM, the investment adviser to the RMK Fund, informed the RMK Board that engaging in the business of investment adviser to the RMK Funds is not a core business that MAM intends to continue and that Regions would be conducting a search for a buyer for MAM's mutual fund management business. After requests for proposals were solicited, received and reviewed, MAM and Regions decided to recommend to the RMK Board that the RMK Funds be reorganized into similar mutual funds managed by Pioneer, as being in the best interest of shareholders of each of the RMK Funds.

     Second, the RMK Board considered that the pro forma net expense ratio of the combined Pioneer Fund is expected to be the same or lower for each class of shares of the combined Pioneer Fund as compared to the corresponding classes of your RMK Fund. The pro forma net expense ratios for the combined Pioneer Fund's Class A, Class C and Class Y shares are anticipated to be 1.13%, 2.03% and 0.76%, respectively, after giving effect to Pioneer's contractual expense limitation for Class A Shares, and the historical net expense ratios for the corresponding classes of shares of your RMK Fund are 1.29%, 2.04% and 1.04%, respectively. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and further reduced per share expenses.

     Third, the RMK Board considered that Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce fund expenses to 1.25% and 1.00% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the shareholders of your RMK Fund approve the Reorganization, these expense limitations will be in effect for the combined Pioneer Fund for a period of three years from the Closing Date. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Fourth, the Pioneer Fund's management fee (0.65% of average daily net assets) is lower than the advisory fee of your RMK Fund (0.75% of average daily net assets). The RMK Board noted that at November 30, 2008, the advisory fee payable by your RMK Fund was 0.75%. The management fee of the combined Pioneer Fund, had the Reorganization occurred on that date, would be 0.63%, which is lower than your RMK Fund's fixed management fee.

     Fifth, the reputation, financial strength, resources and capabilities of Pioneer will benefit RMK Fund shareholders. At December 31, 2008, Pioneer managed $49 billion in assets. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management of the group were approximately $206 billion worldwide. Shareholders of your RMK Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. As of December 31, 2008, the Pioneer family of mutual funds offers over 75 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your RMK Fund's shareholders through exchanges. In addition, your RMK Fund may reduce the level of its operational expenses for administrative, compliance and portfolio management services if it becomes part of a large mutual fund complex.

     Sixth, the Class A, Class C and Class Y shares of the Pioneer Fund received in the Reorganization will provide the RMK Fund shareholders with exposure to substantially the same investment product as they have currently.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Code and therefore you will not recognize gain or loss for federal income tax purposes on the exchange of your shares for corresponding shares of the Pioneer Fund. For more information, see "Tax Status of the Reorganization" on page 204 of this Proxy
Statement/Prospectus.

     Pioneer and MAM have agreed to each pay 50% of all proxy and solicitation costs associated with the Funds' participation in the Reorganization.

     The RMK Trustees also considered that Pioneer and MAM will benefit from the Reorganization. See "Will Pioneer and MAM Benefit from the Reorganizations?"

                                 CAPITALIZATION

     The following table sets forth the capitalization of the RMK Fund as of March 16, 2009. The Pioneer Fund is a newly formed fund that will commence operations upon consummation of the proposed Reorganization. Therefore, the Pioneer Fund had no assets or shares outstanding as of March 16, 2009. The table also sets forth the pro forma combined capitalization of the combined Pioneer Fund as if the Reorganization had occurred on March 16, 2009. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computations below. This is due to changes in the market value of the portfolio securities of the RMK Fund between March 16, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the RMK Fund during that period resulting from income and distributions, and changes in the accrued liabilities of the RMK Fund during the same period.

                                                                                    Pioneer
                                           Regions Morgan        Pioneer            Select
                                            Keegan Select         Select            Mid Cap
                                               Mid Cap           Mid Cap          Growth Fund
                                             Growth Fund       Growth Fund         Pro Forma
                                           --------------      -----------        -----------
Net Assets
 Class A .............................     $   81,200,436           --          $   81,200,436
 Class C .............................     $    3,888,418           --          $    3,888,418
 Class I/Y ...........................     $   96,435,796           --          $   96,435,796
                                           --------------           --          --------------
Total Net Assets of the Fund .........     $  181,524,650          N/A          $  181,524,650
Net Asset Value Per Share
 Class A .............................     $         9.01           --          $         9.01
 Class C .............................     $         8.52           --          $         8.52
 Class I/Y ...........................     $         9.12           --          $         9.12
Shares Outstanding
 Class A .............................          9,013,464           --               9,013,464
 Class C .............................            456,293           --                 456,293
 Class I/Y ...........................         10,571,617           --              10,571,617

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your RMK Fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Fund shares that will actually be received and distributed.

                             ADDITIONAL INFORMATION

     For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the RMK Fund shareholders and information concerning the meeting of your RMK Fund shareholders, the tax status of the Reorganization, a comparison of Delaware statutory trusts and Massachusetts business trusts, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Pioneer Fund values its securities, financial highlights information for each Pioneer Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Proposal 11.

                    RMK BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the RMK Trustees, including the Independent RMK Trustees, approved the Reorganization. In particular, the RMK Trustees have concluded that participation in the Reorganization is in the best interests of the RMK Fund and that the interests of the RMK Fund's existing shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     THE RMK TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR RMK FUND VOTE "FOR" PROPOSAL 1 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                    Regions Morgan Keegan Select Growth Fund
                                       and
                               Pioneer Growth Fund

                                   PROPOSAL 2

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of this Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled "Terms of Each Agreement and Plan of Reorganization" in the back of this Proxy Statement/Prospectus, after the discussion of the various Proposals.

     If Proposal 2 is approved, Regions Morgan Keegan Select Growth Fund (the "RMK Fund") will be reorganized into Pioneer Growth Fund, a newly organized Pioneer fund that will commence operations upon consummation of the proposed Reorganization (the "Pioneer Fund" and, together with the RMK Fund, the "Funds"), as described above, and the Pioneer Fund will issue Class A, Class C and Class Y shares, as applicable, to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A, Class C and Class I shares, respectively.

     The RMK Fund and the Pioneer Fund have similar investment objectives, primary investment strategies and related risks. The table below provides a comparison of certain features of the two Funds.

  Comparison of Regions Morgan Keegan Select Growth Fund to Pioneer Growth Fund

------------------------------------------------------------------------------------------------------------------------------
                          Regions Morgan Keegan Select Growth Fund                          Pioneer Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Investment objective      The fund's investment objective is growth of       The fund's investment objective is long-term
                          capital and income.                                capital growth.
------------------------------------------------------------------------------------------------------------------------------
Primary investments and   The fund invests in the common stocks of           Normally, the fund invests at least 80% of its
investment strategies     companies that are expected to achieve above-      net assets (plus the amount of borrowings, if
                          average growth in earnings. MAM selects            any, for investment purposes) in equity
                          industry sectors that MAM expects to have          securities of large companies, that is,
                          favorable earnings growth, given the current       companies similar in size to issuers included in
                          phase of the business cycle. Future growth         the Russell 1000 Growth Index. The Russell
                          prospects take precedence over current             1000 Growth Index is a large capitalization
                          valuation levels in the stock selection process.   index that measures the performance of those
                          Selected companies are expected to have large      companies in the Russell 1000 Index with
                          market capitalizations and above-average           higher price-to-book ratios and higher
                          price/earnings (P/E), price-to-book, and return-   forecasted growth values. On November 30,
                          on-assets ratios. Dividend yields may be lower     2008, the index had a median market
                          than market averages, owing to the growth          capitalization of approximately $3.3 billion. The
                          emphasis of the fund.                              size of the companies in the index may change
                                                                             dramatically as a result of market conditions
                                                                             and the composition of the index. The fund's
                                                                             investments will not be confined to securities
                                                                             issued by companies included in the index.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          Regions Morgan Keegan Select Growth Fund                          Pioneer Growth Fund
------------------------------------------------------------------------------------------------------------------------------
                          In addition to seeking companies with above-       The fund will provide written notice to
                          average potential for growth, MAM will seek to     shareholders at least 60 days prior to any
                          identify companies that have clearly defined       change to its policy to invest at least 80% of
                          business strategies, produce consistent            its assets in equity securities of large
                          revenue streams from an established customer       companies.
                          base, enjoy significant market share in their
                          respective industries, produce healthy cash        The fund may invest up to 20% of its total
                          respective industries, produce healthy cash        assets in equity and debt securities of non-
                          flows, achieve consistent increases in sales,      U.S. corporate issuers and debt securities of
                          operating margins, and corporate earnings, and     non-U.S. government issuers. The fund will
                          have experienced management teams with             not invest more than 10% of its total assets in
                          consistent records of delivering shareholder       the securities of emerging markets issuers.
                          value. MAM periodically reviews market prices
                          in relation to the stock's target price and        The fund may invest in debt securities of U.S.
                          adjusts the fund's holdings accordingly.           corporate and government issuers. Generally,
                                                                             the fund acquires debt securities that are
                                                                             investment grade, but the fund may invest up
                                                                             to 5% of its net assets in below investment
                                                                             grade debt securities (known as "junk bonds")
                                                                             including below investment grade convertible
                                                                             debt securities. The fund invests in debt
                                                                             securities when Pioneer believes they are
                                                                             consistent with the fund's investment objective
                                                                             of long-term capital growth, to diversify the
                                                                             fund's portfolio or for greater liquidity.

                                                                             For purposes of the fund's investment policies,
                                                                             equity securities include common stocks, debt
                                                                             convertible to equity securities and other equity
                                                                             instruments, such as exchange-traded funds
                                                                             (ETFs) that invest primarily in equity securities,
                                                                             depositary receipts, warrants, rights, equity
                                                                             interests in real estate investment trusts
                                                                             (REITs) and preferred stocks.

                                                                             The fund uses a "growth" style of management
                                                                             and seeks to invest in securities of issuers with
                                                                             above average potential for earnings and
                                                                             revenue growth. To select growth stocks,
                                                                             Pioneer employs quantitative analysis,
                                                                             fundamental research, an evaluation of the
                                                                             issuer based on its financial statements and
                                                                             operations, utilizing a bottom-up analytic style.
                                                                             Pioneer relies on the knowledge, experience
                                                                             and judgment of its staff and the staff of its
                                                                             affiliates who have access to a wide variety of
                                                                             research. Pioneer focuses on the quality and
                                                                             price of individual issuers and securities, not
                                                                             on economic sector or market-timing
                                                                             strategies. Factors Pioneer looks for in
                                                                             selecting investments include:
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          Regions Morgan Keegan Select Growth Fund                          Pioneer Growth Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                             o    Companies with experienced
                                                                                  management teams, strong market
                                                                                  positions and the potential to
                                                                                  support above average earnings
                                                                                  growth

                                                                             o    A sustainable competitive advantage
                                                                                  such as brand name, customer base,
                                                                                  proprietary technology or economies
                                                                                  of scale

                                                                             o    Favorable expected returns relative
                                                                                  to perceived risk

                                                                             Pioneer generally sells a portfolio security
                                                                             when it believes that the issuer no longer
                                                                             offers the potential for above average earnings
                                                                             and revenue growth. Pioneer makes that
                                                                             determination based upon the same criteria it
                                                                             uses to select portfolio securities.

                                                                             With respect to the investment strategies and
                                                                             practices enumerated above, to the extent that
                                                                             a percentage limitation is not specified, there
                                                                             is no specific limit on the fund's ability to
                                                                             engage in such strategy or practice.
------------------------------------------------------------------------------------------------------------------------------
Cash management and       To minimize potential losses and maintain          Normally, the fund invests substantially all of
temporary investments     liquidity to meet shareholder redemptions          its assets to meet its investment objective.
                          during adverse market conditions, the fund         The fund may invest the remainder of its
                          may temporarily depart from its principal          assets in securities with remaining maturities
                          investment strategy by investing up to 100%        of less than one year or cash equivalents, or
                          of the fund's assets in cash and cash              may hold cash. For temporary defensive
                          equivalents, including short-term bank             purposes, including during periods of unusual
                          obligations, repurchase agreements and other       cash flows, the fund may depart from its
                          money market instruments and securities            principal investment strategies and invest part
                          issued and/or guaranteed as to payment of          or all of its assets in these securities or may
                          principal and interest by the U.S. government,     hold cash. To the extent that the fund has any
                          its agencies or instrumentalities. This may        uninvested cash, the fund would also be
                          cause the fund to temporarily fail to meet its     subject to risk with respect to the depository
                          goal and forego greater investment returns for     institution holding the cash. During such
                          the safety of principal.                           periods, it may be more difficult for the fund
                                                                             to achieve its investment objective. The fund
                                                                             may adopt a defensive strategy when Pioneer
                                                                             believes securities in which the fund normally
                                                                             invests have special or unusual risks or are
                                                                             less attractive due to adverse market,
                                                                             economic, political or other conditions.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          Regions Morgan Keegan Select Growth Fund                          Pioneer Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Short-term trading        Although the fund does not intend to invest for    The fund usually does not trade for short-term
                          the purpose of seeking short-term profits,         profits. The fund will sell an investment,
                          securities will be sold without regard to the      however, even if it has only been held for a
                          length of time they have been held when MAM        short time, if it no longer meets the fund's
                          believes it is appropriate to do so in light of    investment criteria. If the fund does a lot of
                          the fund's investment goal. A higher portfolio     trading, it may incur additional operating
                          turnover rate involves greater transaction         expenses, which would reduce performance,
                          expenses which must be borne directly by the       and could cause shareowners to incur a
                          fund (and thus, indirectly by its shareholders),   higher level of taxable income or capital gains.
                          and impact fund performance. In addition, a
                          high rate of portfolio turnover may result in the
                          realization of larger amounts of net capital
                          gains that, when distributed to the fund's
                          shareholders, are taxable to them.
------------------------------------------------------------------------------------------------------------------------------
Derivatives               The fund may enter into derivative contracts.      The fund may, but is not required to, use
                          Derivative contracts are financial instruments     futures and options on securities, indices and
                          that require payments based upon changes in        currencies, forward foreign currency exchange
                          the values of designated (or underlying)           contracts and other derivatives. A derivative is
                          securities, currencies, commodities, financial     a security or instrument whose value is
                          indices or other assets. Some derivative           determined by reference to the value or the
                          contracts (such as futures, forwards and           change in value of one or more securities,
                          options) require payments relating to a future     currencies, indices or other financial
                          trade involving the underlying asset. Other        instruments. Although there is no specific
                          derivative contracts (such as swaps) require       limitation on investing in derivatives, the fund
                          payments relating to the income or returns         does not use derivatives as a primary
                          from the underlying asset.                         investment technique and generally limits their
                                                                             use to hedging. However, the fund may use
                          MAM may trade in options or futures in order       derivatives for a variety of non-principal
                          to hedge the fund's portfolio against market       purposes, including:
                          shifts as well as to increase returns.
                                                                             o    As a hedge against adverse changes
                                                                                  in the market prices of securities,
                                                                                  interest rates or currency exchange
                                                                                  rates

                                                                             o    As a substitute for purchasing or
                                                                                  selling securities

                                                                             o    To increase the fund's return as a
                                                                                  non- hedging strategy that may be
                                                                                  considered speculative

                                                                             Derivatives may be subject to market risk,
                                                                             interest rate risk and credit risk. The fund's
                                                                             use of certain derivatives may, in some cases,
                                                                             involve forms of financial leverage, which
                                                                             involves risk and may increase the volatility of
                                                                             the fund's net asset value. Even a small
                                                                             investment in derivatives can have a
                                                                             significant impact on the fund's exposure to
                                                                             the market prices of securities, interest rates
                                                                             or currency exchange rates. Therefore, using
                                                                             derivatives can disproportionately increase
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          Regions Morgan Keegan Select Growth Fund                          Pioneer Growth Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                             losses and reduce opportunities for gain. If
                                                                             changes in a derivative's value do not
                                                                             correspond to changes in the value of the
                                                                             fund's other investments or do not correlate
                                                                             well with the underlying asset, rate or index,
                                                                             the fund may not fully benefit from or could
                                                                             lose money on the derivative position. In
                                                                             addition, derivatives involve risk of loss if the
                                                                             issuer of the derivative defaults on its
                                                                             obligation. Certain derivatives may be less
                                                                             liquid, which may reduce the returns of the
                                                                             fund if it cannot sell or terminate the
                                                                             derivative at an advantageous time or price.

                                                                             Some derivatives may involve the risk of
                                                                             improper valuation. The fund will only invest
                                                                             in derivatives to the extent Pioneer believes
                                                                             these investments are not inconsistent with
                                                                             the fund's investment objective, but derivatives
                                                                             may not perform as intended. Suitable
                                                                             derivatives may not be available in all
                                                                             circumstances or at reasonable prices and
                                                                             may not be used by the fund for a variety
                                                                             of reasons.
------------------------------------------------------------------------------------------------------------------------------
Investment adviser and    Investment Adviser:                                Investment Adviser:
portfolio managers        MAM                                                Pioneer

                          Portfolio Managers:                                Portfolio Manager:
                          Day-to-day management of the fund's portfolio is   The fund has not yet commenced operations,
                          the responsibility of Charles A. Murray, CFA and   and therefore, does not currently have any
                          David P. McGrath, CFA. The portfolio managers      portfolio managers. However, the fund will
                          are supported by MAM's equity and/or fixed         commence operations upon the
                          income research teams which provide                consummation of the proposed
                          fundamental research and quantitative analysis     Reorganization. At that time, day-to-day
                          used to run MAM's internal investment models.      management of the fund's portfolio is the
                                                                             responsibility of Timothy Mulrenan.
                          Mr. Murray is a Senior Vice President, Senior      Mr. Mulrenan is supported by the domestic
                          Portfolio Manager, and Senior Equity Strategist    equity team. Members of this team manage
                          for MAM. He has more than thirty years of          other Pioneer funds investing primarily in U.S.
                          experience in investment management,               equity securities. The portfolio manager and
                          research and banking. From 1978 to the             the team also may draw upon the research
                          present, Mr. Murray has served as a Portfolio      and investment management expertise of the
                          Manager for MAM and its predecessor, and           global research teams, which provide
                          currently serves as the Portfolio Manager for      fundamental and quantitative research on
                          the fund. From 1978 to 1988, Mr. Murray            companies and include members from
                          served as the portfolio manager of various         Pioneer's affiliate, Pioneer Investment
                          common trust funds at a bank later acquired        Management Limited. Mr. Mulrenan, a vice
                          by Regions Financial Corporation. Mr. Murray       president, joined Pioneer in 1997 as an
                          was the first portfolio manager of the First       analyst and has managed portfolios
                          Priority Equity Fund (the predecessor fund to      since 1998.
                          the fund) from 1992 to 1995. He assumed lead
                          manager of the fund in September 2001.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          Regions Morgan Keegan Select Growth Fund                          Pioneer Growth Fund
------------------------------------------------------------------------------------------------------------------------------
                          Mr. Murray received a B.S. in Finance from the
                          University of Alabama in 1970. He is a holder
                          of the Chartered Financial Analyst designation.

                          Mr. McGrath is a Vice President and Senior
                          Portfolio Manager for MAM. He has more than
                          nine years experience in investment
                          management and research. From 2001 to
                          present, Mr. McGrath has served as Portfolio
                          Manager for the fund. From 1999 to 2004,
                          Mr. McGrath served as a Portfolio Manager for
                          MAM assisting with the fund as well as
                          managing various other accounts. Mr. McGrath
                          received a B.S. in Finance from The University
                          of Memphis in 1995 and a M.B.A. from Bryant
                          College in 1998. He is a holder of the
                          Chartered Financial Analyst designation.
------------------------------------------------------------------------------------------------------------------------------
Business                  A diversified series of the RMK Trust, an          A diversified series of Pioneer Series Trust I,
                          open-end management investment company             an open-end management investment
                          organized as a Massachusetts business trust.       company organized as a Delaware
                                                                             statutory trust.
------------------------------------------------------------------------------------------------------------------------------
Net assets (as of         $207,922,375                                       None
March 16, 2009)
------------------------------------------------------------------------------------------------------------------------------

                      Classes of Shares, Fees and Expenses

------------------------------------------------------------------------------------------------------------------------------
                          Regions Morgan Keegan Select Growth Fund                          Pioneer Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Class A sales charges     Class A shares are offered with an initial sales   Class A shares are offered with an initial sales
and fees                  charge up to 5.50% of the offering price, which    charge up to 5.75% of the offering price, which
                          is reduced depending upon the amount               is reduced or waived for large purchases and
                          invested as described below or, in certain         certain types of investors. At the time of your
                          circumstances, waived. Class A shares bought       purchase, your investment firm may receive a
                          as part of an investment of $1 million or more     commission from PFD, the fund's distributor, of
                          are not subject to an initial sales charge, but    up to 5%, declining as the size of your
                          may be charged a contingent deferred sales         investment increases.
                          charge of 1.00% if sold within one year of
                          purchase.                                          You pay the offering price (the net asset value
                                                                             per share plus any initial sales charge) when
                          Your investment may qualify for a reduction or     you buy Class A shares unless you qualify to
                          elimination of the sales charge, also known as     purchase shares at net asset value. You pay a
                          a breakpoint discount. The following lists the     lower sales charge as the size of your
                          sales charges, which will be applied to your       investment increases. You do not pay a sales
                          Class A share purchase, subject to the             charge when you reinvest dividends or capital
                          breakpoint discounts indicated:                    gain distributions paid by the fund. You do not
                                                                             pay a contingent deferred sales charge when
                          ------------------------------------------------   you sell shares purchased through reinvestment
                             Your             As a % of      As a % of Net   of dividends or capital gain distributions.
                          Investment       Offering Price       Amounts
                                                               Invested
                          ------------------------------------------------   ------------------------------------------------
                          Up to $49,999         5.50%            5.82%                            Sales charge as % of
                          ------------------------------------------------   ------------------------------------------------
                          $50,000 to            4.50%            4.71%       Amount of       Offering Price    Net Amounts
                          $ 99,999                                           purchase                            Invested
                          ------------------------------------------------   ------------------------------------------------
                          $100,000 to           3.75%            3.90%       Less than           5.75%            6.10%
                          $249,999                                           $ 50,000
                          ------------------------------------------------   ------------------------------------------------
                          $250,000 to           2.50%            2.56%       $50,000 but         4.50%            4.71%
                          $499,999                                           less than
                          ------------------------------------------------   ------------------------------------------------
                          $500,000 to           2.00%            2.04%       $100,000
                          $999,999                                           $100,000 but        3.50%            3.63%
                          ------------------------------------------------   less than
                          $1 million          Net asset        Net asset     $250,000
                          or more               value            value       ------------------------------------------------
                          ------------------------------------------------   $250,000 but        2.50%            2.56%
                                                                             less than
                          Your investment professional must notify the       $500,000
                          fund's transfer agent of eligibility for any       ------------------------------------------------
                          applicable breakpoint discount at the time         $500,000             -0-              -0-
                          of purchase.                                       or more
                                                                             ------------------------------------------------
                          Class A shares pay a shareholder servicing fee
                          (non-12b-1) of up to 0.25% of average daily        There are no contingent deferred sales charges,
                          net assets.                                        except in certain circumstances when the initial
                                                                             sales charge is waived. A contingent deferred
                                                                             sales charge may be payable to PFD, the fund's
                                                                             distributor, in the event of a share redemption
                                                                             within 12 months following the share purchase
                                                                             at the rate of 1.00% of the lesser of the value
                                                                             of the shares redeemed or the total cost of
                                                                             such shares, subject to certain waivers.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          Regions Morgan Keegan Select Growth Fund                          Pioneer Growth Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A shares are subject to
                                                                             distribution and service (12b-1) fees of
                                                                             up to 0.25% of average daily net assets.
                                                                             These fees are paid out of the fund's
                                                                             assets on an ongoing basis. Over time
                                                                             these fees will increase the cost of
                                                                             investments and may cost more than other
                                                                             types of sales charges.
------------------------------------------------------------------------------------------------------------------------------
Class C sales charges     Class C shares are offered without an              Class C shares are offered without an
and fees                  initial sales charge.                              initial sales charge.

                          Class C shares are subject to a                    Class C shares are subject to a
                          contingent deferred sales charge of                contingent deferred sales charge of
                          1.00% if sold within one year of                   1.00% if you sell your shares within one
                          purchase.                                          year of purchase. Your investment firm
                                                                             may receive a commission from PFD, the
                          Class C shares pay a shareholder                   fund's distributor, at the time of your
                          servicing fee (non-12b-1) of up to 0.25%           purchase of up to 1.00%.
                          of average daily net assets and a
                          distribution (12b-1) fee of 0.75% of               Class C shares are subject to
                          average daily net assets.                          distribution and service (12b-1) fees of
                                                                             up to 1.00% of average daily net assets.
                                                                             These fees are paid out of the fund's
                                                                             assets on an ongoing basis. Over time
                                                                             these fees will increase the cost of
                                                                             investments and may cost more than other
                                                                             types of sales charges.
------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y       Class I shares are offered without an              Class Y shares are offered without an
sales charges and fees    initial sales charge.                              initial sales charge.

                          Class I shares are not subject to a                Class Y shares are not subject to a
                          contingent deferred sales charge.                  contingent deferred sales charge.

                          Class I shares are not subject to                  Class Y shares are not subject to
                          distribution and service (12b-1) fees.             distribution and service (12b-1) fees.
------------------------------------------------------------------------------------------------------------------------------
Management fees           The fund pays MAM an annual advisory fee           The fund pays Pioneer a fee for managing
                          equal to 0.75% of the fund's average               the fund and to cover the cost of
                          daily net assets.                                  providing certain services to the fund.

                                                                             Pioneer's annual fee is equal to 0.65%
                                                                             of the fund's average daily net assets
                                                                             up to $1 billion and 0.60% of assets
                                                                             over $1 billion. The fee is accrued
                                                                             daily and paid monthly.
------------------------------------------------------------------------------------------------------------------------------
Fee waiver and expense    None                                               Pioneer has contractually agreed to
limitations                                                                  limit ordinary operating expenses to the
                                                                             extent required to reduce fund expenses
                                                                             to 1.25%, 2.15% and 0.85% of the average
                                                                             daily net assets attributable to Class A
                                                                             shares, Class C shares and Class Y
                                                                             shares, respectively. These expense
                                                                             limitations are in effect through June
                                                                             1, 2012 for Class A Shares and June 1,
                                                                             2010 for Class C shares and Class Y
                                                                             shares. In addition, Pioneer has
                                                                             contractually agreed to limit ordinary
                                                                             operating expenses to the extent
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          Regions Morgan Keegan Select Growth Fund                          Pioneer Growth Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                             required to reduce fund expenses to
                                                                             1.25% and 1.00% of the average daily net
                                                                             assets attributable to Class A shares
                                                                             and Class Y shares, respectively.
                                                                             Assuming the Reorganization is approved,
                                                                             these expense limitations will be in
                                                                             effect for a period of three years after
                                                                             the closing of the Reorganization. There
                                                                             can be no assurance that Pioneer will
                                                                             extend the expense limitations beyond
                                                                             such time.
------------------------------------------------------------------------------------------------------------------------------
                          For a comparison of the gross and net expenses of both funds, please see the class fee tables in the "The Funds' Fees and Expenses" section starting on page
                          39.
------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because the RMK Fund and the Pioneer Fund have similar investment objectives and investment strategies, they are subject to similar principal risks. You could lose money on your investment in each Fund, or not make as much as if you invested elsewhere if:

     o The ongoing global financial crisis has caused a significant decline in the value of many securities, including securities held by the Fund, and the continuation or further deterioration of market conditions may lead to additional losses of value

     o The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due factors affecting a particular issuer or the securities market as a whole

     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o    Large-company stocks or growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     Each Fund is subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Stocks tend to have greater volatility than debt securities. The Funds' portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Funds' share price will go up and down. Each Fund's investment adviser attempts to manage market risk by limiting the amount the Fund invests in any single company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

     Each Fund is subject to risks associated with investing in growth stocks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, since growth companies often reinvest a high proportion of their earning in their own businesses, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price change for returns and may be more adversely affected in a down market compared to value stocks.

     Because the Pioneer Fund may invest in securities of non-U.S. issuers, including in the securities of emerging markets issuers, it may be subject to the risks below associated with investing in non-U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Pioneer Fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Pioneer Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Pioneer Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Pioneer Fund's return

     Because the Pioneer Fund may invest in debt securities of corporate and government issuers, it may be subject to risks associated with debt securities, which include the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the Pioneer Fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the investment adviser. Generally, the Pioneer Fund acquires debt securities that are investment grade, but the Fund may invest in below investment grade debt securities including below investment grade convertible debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

     To the extent either Fund emphasizes, from time to time, investments in a particular market segment, the Fund will be subject to a greater degree to the risks of the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts ("REITs"), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

     Each Fund may use derivatives. Derivatives involve special risks and costs and may result in losses to the Fund. Each Fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the Fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments or do not correlate well with the underlying asset, rate or index, the Fund may not fully benefit from or could lose money on the derivative position. In addition, derivatives involve risk of loss if the issuer of the derivative defaults on its obligation.

The Funds' Past Performance

     The Pioneer Fund is a newly-organized Pioneer fund that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. As accounting successor to the RMK Fund, the Pioneer Fund will assume the RMK Fund's historical performance after the consummation of the Reorganization. Set forth below is performance information for the RMK Fund. The bar chart shows the year-by-year performance of the RMK Fund's Class A shares for the past 10 calendar years. Class C and Class I shares of the RMK Fund will have different performance because they have different expenses. The Pioneer Fund has different fees and expenses and would, therefore, have had different performance results. The chart does not reflect any sales charge you may pay when you buy or sell Fund shares. Any sales charge will reduce your return. The table shows average annual total return (before and after taxes) for the RMK Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar chart provides an indication of the risks of investing in the RMK Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance, before and after taxes, does not indicate future results.

   Regions Morgan Keegan Select Growth Fund's Annual Returns -- Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                       28.57
'00                      -21.60
'01                      -19.20
'02                      -20.43
'03                       28.62
'04                        0.65
'05                        9.55
'06                        6.60
'07                       16.10
'08                      -34.42

----------

The highest quarterly return was 20.67% for the quarter ended December 31, 1999

The lowest quarterly return was (19.30)% for the quarter ended March 31, 2001

     Regions Morgan Keegan Select Growth Fund's Average Annual Total Returns
                      (for periods ended December 31, 2008)

----------------------------------------------------------------------------------------------------------------
                                                                                            Since      Inception
                                                       1 Year      5 Years    10 Years    Inception      Date
----------------------------------------------------------------------------------------------------------------
Class A                                                                                                05/20/98
----------------------------------------------------------------------------------------------------------------
-- Return Before Taxes (with 5.75% sales charge)(1)    (38.19)%    (3.35)%    (3.46)%      (1.54)%
----------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions(2)              (38.20)%    (3.46)%    (3.67)%
----------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions and Sale of     (24.82)%    (2.78)%    (2.85)%
 Fund Shares(2)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class C                                                                                                01/07/02
----------------------------------------------------------------------------------------------------------------
-- Return Before Taxes (with applicable Contingent     (35.73)%    (2.80)%      N/A        (2.32)%
 Deferred Sales Charge)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class I                                                                                                05/19/05
----------------------------------------------------------------------------------------------------------------
-- Return Before Taxes                                 (34.27)%      N/A        N/A        (3.03)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(3)                         (37.00)%    (2.19)%    (1.38)%
----------------------------------------------------------------------------------------------------------------

----------

(1)  Reflects the Pioneer Fund's Class A initial sales charge of 5.75%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income and capital gains tax rates and do not reflect the impact of any applicable state and local taxes. Return after taxes on distributions assumes a continued investment in the RMK Fund and shows the effect of taxes on fund distributions. Return after taxes on distributions and sale of fund shares assumes all shares were redeemed at the end of each period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as individual retirement accounts or 401(k) plans. After-tax returns are shown only for Class A shares. After-tax returns for other classes will be different.

(3) The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC required to be reflected in the Fund's performance. The index is unmanaged, and unlike the RMK Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

     The most recent portfolio managers' discussion of the RMK Fund is attached as Exhibit B.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below for the RMK Fund are based on the expenses of the RMK Fund for the twelve-month period ended November 30, 2008. The Pioneer Fund is a newly-organized Pioneer fund that will commence operations upon consummation of the proposed Reorganization and has no performance history. Therefore, the Fees and Expenses for the Pioneer Fund have been estimated using the Fund's proposed fees and estimated expenses assuming the Reorganization occurred on November 30, 2008. For financial statement purposes, the RMK Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the RMK Fund's operating history will be used for financial reporting purposes. The tables also show the pro forma expenses of the combined Pioneer Fund after giving effect to the Reorganization based on pro forma net assets as of November 30, 2008.

                                                        Regions Morgan
                                                         Keegan Select
                                                          Growth Fund                     Combined
                                                         (period ended                    Pioneer
                                                         November 30,     Pioneer       Growth Fund
                                                             2008)      Growth Fund     (Pro Forma)
                                                        --------------  -----------     -----------
Shareholder transaction fees
 (paid directly from your investment)                      Class A       Class A        Class A
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................        5.50%         5.75%          5.75%
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .....        None(1)       None(2)        None(2)
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee .......................................        0.75%         0.65%          0.65%
Distribution and Service (12b-1) Fee .................        0.25%         0.25%          0.25%
Other Expenses .......................................        0.25%         0.26%          0.26%
Acquired Fund Fees and Expenses ......................        0.01%         0.01%          0.01%
-------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .................        1.26%         1.17%          1.17%
-------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .............        0.00%         0.00%(4)       0.00%(4)(5)
Net Expenses .........................................        1.26%         1.17%          1.17%
-------------------------------------------------------------------------------------------------------

                                                          Regions Morgan
                                                           Keegan Select
                                                            Growth Fund                    Combined
                                                           (period ended                   Pioneer
                                                            November 30,     Pioneer     Growth Fund
                                                               2008)       Growth Fund   (Pro Forma)
                                                           --------------  -----------   -----------
Shareholder transaction fees
 (paid directly from your investment)                        Class C        Class C       Class C
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................          None           None          None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .....          1.00%(3)       1.00%         1.00%
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee .......................................          0.75%          0.65%         0.65%
Distribution and Service (12b-1) Fee .................          1.00%          1.00%         1.00%
Other Expenses .......................................          0.25%          0.22%         0.22%
Acquired Fund Fees and Expenses ......................          0.01%          0.01%         0.01%
-----------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .................          2.01%          1.88%         1.88%
-----------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .............          0.00%          0.00%(4)      0.00%(4)
Net Expenses .........................................          2.01%          1.88%         1.88%
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                     Regions Morgan
                                                     Keegan Select
                                                      Growth Fund                       Combined
                                                     (period ended                      Pioneer
                                                      November 30,       Pioneer      Growth Fund
                                                         2008)         Growth Fund    (Pro Forma)
                                                     --------------    -----------    -----------
Shareholder transaction fees
 (paid directly from your investment)                  Class I         Class Y        Class Y
Maximum sales charge (load) when you buy shares
 as a percentage of offering price                        None            None           None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less ....     None            None           None
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ......................................     0.75%           0.65%          0.65%
Distribution and Service (12b-1) Fee ................     0.00%           0.00%          0.00%
Other Expenses ......................................     0.25%           0.16%          0.16%
Acquired Fund Fees and Expenses .....................     0.01%           0.01%          0.01%
-----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ................     1.01%           0.82%          0.82%
-----------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ............     0.00%           0.00%(4)       0.00%(4)(5)
Net Expenses ........................................     1.01%           0.82%          0.82%
----------------------------------------------------------------------------------------------------


     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's total operating expenses remain the same, and (e) with respect to the Pioneer Fund, Pioneer's contractual expense limitation is in effect for year one. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                                                                        Combined
                                         Regions Morgan Keegan       Pioneer       Pioneer Growth Fund
Number of years you own your shares        Select Growth Fund      Growth Fund         (Pro Forma)
-------------------------------------    ---------------------     -----------     -------------------
Class A -- with or without redemption
 Year 1 .............................            $  671               $  687             $  687
 Year 3 .............................            $  928               $  925             $  925
 Year 5 .............................            $1,204               $1,182             $1,182
 Year 10 ............................            $1,989               $1,914             $1,914
Class C -- with redemption
 Year 1 .............................            $  304               $  291             $  291
 Year 3 .............................            $  630               $  591             $  591
 Year 5 .............................            $1,083               $1,016             $1,016
 Year 10 ............................            $2,338               $2,201             $2,201
Class C -- without redemption
 Year 1 .............................            $  204               $  191             $  191
 Year 3 .............................            $  630               $  591             $  591
 Year 5 .............................            $1,083               $1,016             $1,016
 Year 10 ............................            $2,338               $2,201             $2,201
Class I/Y
 Year 1 .............................            $  103               $   84             $   84
 Year 3 .............................            $  322               $  262             $  262
 Year 5 .............................            $  558               $  455             $  455
 Year 10 ............................            $1,236               $1,014             $1,014

----------

(1) On purchases of Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class A shares redeemed within one year of purchase.

(2) Class A purchases of $500,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00%.

(3) A contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class C shares redeemed within one year of the purchase date.

(4) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.25%, 2.15% and 0.85% of the average daily net assets attributable to Class A shares, Class C shares and Class Y shares, respectively. These expense limitations are in effect through June 1, 2012 for Class A shares and through June 1, 2010 for Class C shares and Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(5) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.25% and 1.00% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of three years after the close of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

Reasons for the Proposed Reorganization

     The RMK Trustees believe that the proposed Reorganization is in the best interests of the RMK Fund and its shareholders. The RMK Trustees considered the following matters, among others, in approving this Proposal 2.

     First, MAM, the investment adviser to the RMK Fund, informed the RMK Board that engaging in the business of investment adviser to the RMK Funds is not a core business that MAM intends to continue and that Regions would be conducting a search for a buyer for MAM's mutual fund management business. After requests for proposals were solicited, received and reviewed, MAM and Regions decided to recommend to the RMK Board that the RMK Funds be reorganized into similar mutual funds managed by Pioneer, as being in the best interest of shareholders of each of the RMK Funds.

     Second, the RMK Board considered that the pro forma net expense ratio of the combined Pioneer Fund is expected to be the same or lower for each class of shares of the combined Pioneer Fund as compared to the corresponding classes of your RMK Fund. The pro forma net expense ratios for the combined Pioneer Fund's Class A, Class C and Class Y shares are anticipated to be 1.17%, 1.88% and 0.82%, respectively, after giving effect to Pioneer's contractual expense limitation with respect to Class A and Class Y shares, and the historical net expense ratios for the corresponding classes of shares of your RMK Fund are 1.26%, 2.01% and 1.01%, respectively. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and further reduced per share expenses.

     Third, the RMK Board considered that Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce fund expenses to 1.25%, 2.15% and 0.85% of the average daily net assets attributable to Class A shares, Class C shares and Class Y shares, respectively. These expense limitations are in effect through June 1, 2012 for Class A shares and through June 1, 2010 for Class C shares and Class Y shares. In addition, Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.25% and 1.00% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the shareholders of your RMK Fund approve the Reorganization, these expense limitations will be in effect for the combined Pioneer Fund for a period of three years from the Closing Date. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Fourth, the combined Pioneer Fund's management fee (0.65% of average daily net assets) is lower than the advisory fee of your RMK Fund (0.75% of average daily net assets). The RMK Board noted that at November 30, 2008, the advisory fee payable by your RMK Fund was 0.75%. The management fee of the combined Pioneer Fund, had the Reorganization occurred on that date, would be 0.65%, which is lower than your RMK Fund's fixed management fee.

     Fifth, the reputation, financial strength, resources and capabilities of Pioneer will benefit RMK Fund shareholders. At December 31, 2008, Pioneer managed $49 billion in assets. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management of the group were approximately $206 billion worldwide. Shareholders of your RMK Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. As of December 31, 2008, the Pioneer family of mutual funds offers over 75 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your RMK Fund's shareholders through exchanges. In addition, your RMK Fund may reduce the level of its operational expenses for administrative, compliance and portfolio management services if it becomes part of a large mutual fund complex.

     Sixth, the Class A, Class C and Class Y shares of the Pioneer Fund received in the Reorganization will provide the RMK Fund shareholders with exposure to substantially the same investment product as they have currently.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Code and therefore you will not recognize gain or loss for federal income tax purposes on the exchange of your shares for corresponding shares of the Pioneer Fund. For more information, see "Tax Status of the Reorganization" on page 204 of this Proxy
Statement/Prospectus.

     Pioneer and MAM have agreed to each pay 50% of all proxy and solicitation costs associated with the Funds' participation in the Reorganization.

     The RMK Trustees also considered that Pioneer and MAM will benefit from the Reorganization. See "Will Pioneer and MAM Benefit from the Reorganizations?"

                                 CAPITALIZATION

     The following table sets forth the capitalization of the RMK Fund as of March 16, 2009. The Pioneer Fund is a newly formed fund that will commence operations upon consummation of the proposed Reorganization. Therefore, the Pioneer Fund had no assets or shares outstanding as of March 16, 2009. The table also sets forth the pro forma combined capitalization of the combined Pioneer Fund as if the Reorganization had occurred on March 16, 2009. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the RMK Fund between March 16, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the RMK Fund during that period resulting from income and distributions, and changes in the accrued liabilities of the RMK Fund during the same period.

                                      Regions Morgan Keegan                             Pioneer Growth Fund
                                        Select Growth Fund      Pioneer Growth Fund          Pro Forma
                                      ---------------------     -------------------     -------------------
Net Assets
 Class A .........................       $   76,465,973                  --               $   76,465,973
 Class C .........................       $    1,929,490                  --               $    1,929,490
 Class I/Y .......................       $  129,526,912                  --               $  129,526,912
                                         --------------                  --               --------------
Total Net Assets of Fund .........       $  207,922,375                 N/A               $  207,922,375
Net Asset Value Per Share
 Class A .........................       $        11.95                  --               $        11.95
 Class C .........................       $        11.44                  --               $        11.44
 Class I/Y .......................       $        11.92                  --               $        11.92
Shares Outstanding
 Class A .........................            6,401,241                  --                    6,401,241
 Class C .........................              168,712                  --                      168,712
 Class I/Y .......................           10,869,134                  --                   10,869,134

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your RMK Fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Fund shares that will actually be received and distributed.

                             ADDITIONAL INFORMATION

     For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the RMK Fund shareholders and information concerning the meeting of your RMK Fund shareholders, the tax status of the Reorganization, a comparison of Delaware statutory trusts and Massachusetts business trusts, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Pioneer Fund values its securities, financial highlights information for each Pioneer Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Proposal 11.

                    RMK BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the RMK Trustees, including the Independent RMK Trustees, approved the Reorganization. In particular, the RMK Trustees have concluded that participation in the Reorganization is in the best interests of the RMK Fund and that the interests of the RMK Fund's existing shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     THE RMK TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR RMK FUND VOTE "FOR" PROPOSAL 2 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                  Regions Morgan Keegan Select Core Equity Fund
                                       and
                                  Pioneer Fund

                                   PROPOSAL 3

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of this Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled "Terms of Each Agreement and Plan of Reorganization" in the back of this Proxy Statement/Prospectus, after the discussion of the various Proposals.

     If Proposal 3 is approved, Regions Morgan Keegan Select Core Equity Fund (the "RMK Fund") will be reorganized into Pioneer Fund (the "Pioneer Fund" and, together with the RMK Fund, the "Funds"), as described above, and the Pioneer Fund will issue Class A, Class C and Class Y shares, as applicable, to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A, Class C and Class I shares, respectively.

     The RMK Fund and the Pioneer Fund have similar investment objectives, primary investment strategies and related risks. The table below provides a comparison of certain features of the two Funds.

     Comparison of Regions Morgan Keegan Select Core Equity Fund to Pioneer Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                Regions Morgan Keegan Select Core Equity
                                                  Fund                                           Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment objective         The fund's investment objective is long-term        The fund's investment objective is reasonable
                             growth of capital, current income and growth        income and capital growth.
                             of income.
-----------------------------------------------------------------------------------------------------------------------------------
Primary investments and      The fund invests primarily in common stocks         The fund invests in a broad list of carefully
investment strategies        that MAM believes have potential primarily for      selected securities that Pioneer believes are
                             capital growth and secondarily for income.          reasonably priced rather than in securities
                             Income includes both current income and the         whose prices reflect a premium resulting from
                             potential for growth of dividend income over        their current market popularity. The fund
                             time. Under normal circumstances, the fund          invests predominantly in equity securities,
                             invests at least 80% of the value of its net        primarily of U.S. issuers. For purposes of the
                             assets in equity securities. The fund will          fund's investment policies, equity securities
                             provide shareholders with at least 60 days'         include common stocks, convertible debt and
                             prior notice of any changes to this policy.         other equity instruments, such as exchange-
                                                                                 traded funds (ETFs) that invest primarily in
                             The fund typically holds a combination of           equity securities, equity interests in real estate
                             growth stocks and value stocks. By investing        investment trusts (REITs), depositary receipts,
                             in a blend of stocks that demonstrate strong        warrants, rights and preferred stocks.
                             long-term earnings potential and undervalued
                             stocks, the fund seeks to achieve strong            The fund may invest up to 20% of its total
                             returns with less volatility. A portion of the      assets in equity and debt securities of non-
                             fund's assets may also be invested in preferred     U.S. issuers. The fund will not invest more
                             stocks, bonds (primarily investment grade)          than 5% of its total assets in the securities of
                             convertible into common stock and securities        emerging markets issuers.
                             of foreign issuers traded in U.S. securities
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                Regions Morgan Keegan Select Core Equity
                                                  Fund                                           Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
                             markets. The fund's investment in foreign           The fund may invest up to 20% of its net
                             issuers will be primarily through American          assets in REITs. REITs are companies that
                             Depositary Receipts ("ADRs"). The fund              invest primarily in real estate or real
                             expects to earn current income mainly from          estate related loans.
                             dividends paid on common and preferred
                             stocks and from interest on convertible bonds.      Pioneer uses a value approach to select the
                             MAM also seeks to identify companies that           fund's investments. Using this investment
                             may increase their dividends over time. MAM         style, Pioneer seeks securities selling at
                             utilizes both "top-down" and "bottom-up"            reasonable prices or substantial discounts to
                             approaches in constructing the fund's portfolio.    their underlying values and then holds these
                             This means MAM looks at the condition of the        securities until the market values reflect their
                             overall economy and industry segments in            intrinsic values. Pioneer evaluates a security's
                             addition to data on individual companies. MAM       potential value, including the attractiveness of
                             performs fundamental analysis of companies          its market valuation, based on the company's
                             by reviewing historical and relative valuation      assets and prospects for earnings growth. In
                             along with historical and projected earnings        making that assessment, Pioneer employs
                             growth rates. Quality and valuation ratings are     fundamental research, an evaluation of the
                             assigned to those companies being followed.         issuer based on its financial statements and
                             MAM selects stocks with the intent of realizing     operations. Pioneer also considers a security's
                             long-term capital appreciation, not for quick       potential to provide a reasonable amount of
                             turnover. MAM exercises patience and                income. Pioneer relies on the knowledge,
                             discipline in making decisions to sell or           experience and judgment of its staff and the
                             continue to hold individual stocks over time.       staff of its affiliates who have access to a
                             Decisions to sell portfolio holdings are            wide variety of research. Pioneer focuses on
                             generally the result of changes in MAM's            the quality and price of individual issuers, not
                             assessment of a particular issue, changes in        on economic sector or market-timing
                             industry trends or other economic or financial      strategies. Factors Pioneer looks for in
                             conditions that create more attractive              selecting investments include:
                             alternatives in similar issues.
                                                                                 o    Favorable expected returns relative to
                                                                                      perceived risk

                                                                                 o    Above average potential for earnings and
                                                                                      revenue growth

                                                                                 o    Low market valuations relative to
                                                                                      earnings forecast, book value, cash flow
                                                                                      and sales

                                                                                 o    A sustainable competitive advantage,
                                                                                      such as a brand name, customer base,
                                                                                      proprietary technology or economies of
                                                                                      scale

                                                                                 The fund may invest a portion of its assets in
                                                                                 debt securities of corporate and government
                                                                                 issuers. Generally, the fund acquires debt
                                                                                 securities that are investment grade, but the
                                                                                 fund may invest up to 5% of its net assets in
                                                                                 below investment grade debt securities issued
                                                                                 by both U.S. and non-U.S. corporate and
                                                                                 government issuers, including below
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                Regions Morgan Keegan Select Core Equity
                                                  Fund                                           Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 investment grade convertible debt securities.
                                                                                 The fund invests in debt securities when
                                                                                 Pioneer believes they are consistent with the
                                                                                 fund's investment objective of reasonable
                                                                                 income and capital growth, to diversify the
                                                                                 fund's portfolio or for greater liquidity.

                                                                                 With respect to the investment strategies and
                                                                                 practices enumerated above, to the extent that
                                                                                 a percentage limitation is not specified, there
                                                                                 is no specific limit on the fund's ability to
                                                                                 engage in such strategy or practice.
-----------------------------------------------------------------------------------------------------------------------------------
Cash management and          To minimize potential losses and maintain           Normally, the fund invests substantially all of
temporary investments        liquidity to meet shareholder redemptions           its assets to meet its investment objective.
                             during adverse market conditions, the fund          The fund may invest the remainder of its
                             may temporarily depart from its principal           assets in securities with remaining maturities
                             investment strategy by investing up to 100%         of less than one year or cash equivalents, or
                             of the fund's assets in cash and cash               may hold cash. For temporary defensive
                             equivalents, including short-term bank              purposes, including during periods of unusual
                             obligations, repurchase agreements and other        cash flows, the fund may depart from its
                             money market instruments and securities             principal investment strategies and invest part
                             issued and/or guaranteed as to payment of           or all of its assets in these securities or may
                             principal and interest by the U.S. government,      hold cash. During such periods, the fund may
                             its agencies or instrumentalities. This may         not be able to achieve its investment
                             cause the fund to temporarily fail to meet its      objective. The fund may adopt a defensive
                             goal and forego greater investment returns for      strategy when Pioneer believes securities in
                             the safety of principal.                            which the fund normally invests have
                                                                                 extraordinary risks due to political or
                                                                                 economic factors and in other
                                                                                 extraordinary circumstances.
-----------------------------------------------------------------------------------------------------------------------------------
Short-term trading           Although the fund does not intend to invest for     The fund usually does not trade for short-term
                             the purpose of seeking short-term profits,          profits. The fund will sell an investment,
                             securities will be sold without regard to the       however, even if it has only been held for a
                             length of time they have been held when MAM         short time, if it no longer meets the fund's
                             believes it is appropriate to do so in light of     investment criteria. If the fund does a lot of
                             the fund's investment goal. A higher portfolio      trading, it may incur additional operating
                             turnover rate involves greater transaction          expenses, which would reduce performance,
                             expenses which must be borne directly by the        and could cause shareowners to incur a
                             fund (and thus, indirectly by its shareholders),    higher level of taxable income or capital gains.
                             and impact fund performance. In addition, a
                             high rate of portfolio turnover may result in the
                             realization of larger amounts of net capital
                             gains that, when distributed to the fund's
                             shareholders, are taxable to them.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                Regions Morgan Keegan Select Core Equity
                                                  Fund                                           Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives                  The fund may enter into derivative contracts.       The fund may, but is not required to, use
                             Derivative contracts are financial instruments      futures and options on securities, indices and
                             that require payments based upon changes in         currencies, forward foreign currency exchange
                             the values of designated (or underlying)            contracts and other derivatives. A derivative is
                             securities, currencies, commodities, financial      a security or instrument whose value is
                             indices or other assets. Some derivative            determined by reference to the value or the
                             contracts (such as futures, forwards and            change in value of one or more securities,
                             options) require payments relating to a future      currencies, indices or other financial
                             trade involving the underlying asset. Other         instruments. Although there is no specific
                             derivative contracts (such as swaps) require        limitation on investing in derivatives, the fund
                             payments relating to the income or returns          does not use derivatives as a primary
                             from the underlying asset.                          investment technique and generally limits their
                                                                                 use to hedging. However, the fund may use
                             MAM may trade in options or futures in order        derivatives for a variety of non-principal
                             to hedge the fund's portfolio against market        purposes, including:
                             shifts as well as to increase returns.
                                                                                 o    As a hedge against adverse changes in
                                                                                      the market prices of securities,
                                                                                      interest rates or currency exchange
                                                                                      rates

                                                                                 o    As a substitute for purchasing or
                                                                                      selling securities

                                                                                 o    To increase the fund's return as a non-
                                                                                      hedging strategy that may be considered
                                                                                      speculative

                                                                                 Derivatives may be subject to market risk,
                                                                                 interest rate risk and credit risk. The fund's
                                                                                 use of certain derivatives may, in some cases,
                                                                                 involve forms of financial leverage, which
                                                                                 involves risk and may increase the volatility of
                                                                                 the fund's net asset value. Even a small
                                                                                 investment in derivatives can have a
                                                                                 significant impact on the fund's exposure to
                                                                                 the market prices of securities, interest rates
                                                                                 or currency exchange rates. Therefore, using
                                                                                 derivatives can disproportionately increase
                                                                                 losses and reduce opportunities for gain. If
                                                                                 changes in a derivative's value do not
                                                                                 correspond to changes in the value of the
                                                                                 fund's other investments, the fund may not
                                                                                 fully benefit from or could lose money on the
                                                                                 derivative position. In addition, derivatives
                                                                                 involve risk of loss if the person who issued
                                                                                 the derivative defaults on its obligation.
                                                                                 Certain derivatives may be less liquid, which
                                                                                 may reduce the return of the fund if it cannot
                                                                                 sell or terminate the derivative at an
                                                                                 advantageous time or price. Some derivatives
                                                                                 may involve the risk of improper valuation.
                                                                                 The fund will only invest in derivatives to the
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                Regions Morgan Keegan Select Core Equity
                                                  Fund                                           Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 extent Pioneer believes these investments do
                                                                                 not prevent the fund from seeking its
                                                                                 investment objective, but derivatives may not
                                                                                 perform as intended. Suitable derivatives may
                                                                                 not be available in all circumstances or at
                                                                                 reasonable prices and may not be used by the
                                                                                 fund for a variety of reasons.
-----------------------------------------------------------------------------------------------------------------------------------
Investment adviser and       Investment Adviser:                                 Investment Adviser:
portfolio managers           MAM                                                 Pioneer

                             Portfolio Managers:                                 Portfolio Managers:
                             Day-to-day management of the fund's portfolio       Day-to-day management of the fund's portfolio
                             is the responsibility of Walter A. Hellwig and      is the responsibility of John A. Carey, portfolio
                             John B. Russell. The portfolio managers are         manager, and Walter Hunnewell, Jr., assistant
                             supported by MAM's equity and/or fixed              portfolio manager. Mr. Carey and
                             income research teams which provide                 Mr. Hunnewell are supported by the domestic
                             fundamental research and quantitative analysis      equity team. Members of this team manage
                             used to run MAM's internal investment models.       other Pioneer funds investing primarily in U.S.
                                                                                 equity securities. The portfolio managers and
                             Mr. Hellwig is a Senior Vice President and          the team also may draw upon the research
                             Senior Portfolio Manager for MAM. He has            and investment management expertise of the
                             more than thirty years experience in                global research teams, which provide
                             investment management and research. From            fundamental and quantitative research on
                             2004 to present, Mr. Hellwig has served as the      companies and include members from
                             Portfolio Manager for the fund (formerly the        Pioneer's affiliate, Pioneer Investment
                             LEADER Growth & Income Fund). From 1997             Management Limited. Mr. Carey is director of
                             to 2004, Mr. Hellwig served as Senior Vice          portfolio management and an executive vice
                             President and Senior Portfolio Manager at           president of Pioneer. Mr. Carey joined Pioneer
                             Union Planters Investment Advisors and was          as an analyst in 1979. Mr. Hunnewell, a vice
                             also Chairman of the firm's Equity Policy           president of Pioneer, joined Pioneer as a
                             Committee. From 1994 to 1997, Mr. Hellwig           portfolio manager in August 2001 and has
                             served as a Portfolio Manager for Federated         been an investment professional since 1985.
                             Investors, Inc. From 1986 to 1994, Mr. Hellwig
                             held several positions within Boatmen's
                             Investment Services and Boatmen's Trust
                             including Director of Investment Research and
                             Research Analyst. Prior to entering the
                             investment industry, Mr. Hellwig served as a
                             Vice President of Commercial Loans at a
                             Midwestern bank. Mr. Hellwig received a B.S.
                             in Business Administration in 1972 and an
                             M.B.A. from Washington University in St.
                             Louis, Missouri.

                             Mr. Russell is an Assistant Vice President and
                             Portfolio Manager for MAM. Prior to joining
                             MAM in 2002, Mr. Russell was part of a
                             Financial Management program with
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                Regions Morgan Keegan Select Core Equity
                                                  Fund                                           Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
                             WorldCom, Inc., a global telecommunications
                             company. Mr. Russell graduated from Millsaps
                             College with a B.B.A. and a second major in
                             Spanish and received an M.B.A. from Millsaps
                             College with a focus in Finance.
-----------------------------------------------------------------------------------------------------------------------------------
 Business                    A diversified series of the RMK Trust, an           The diversified sole series of an open-end
                             open-end management investment company              management investment company organized
                             organized as a Massachusetts business trust.        as a Delaware statutory trust with the same
                                                                                 name.
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets (as of           $3,036,660                                          $3,771,860,288
 March 16, 2009)
-----------------------------------------------------------------------------------------------------------------------------------

                      Classes of Shares, Fees and Expenses

-----------------------------------------------------------------------------------------------------------------------------------
                                           Regions Morgan Keegan
                                          Select Core Equity Fund                                Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
Class A sales charges        Class A shares are offered with an initial sales    Class A shares are offered with an initial sales
and fees                     charge up to 5.50% of the offering price, which     charge up to 5.75% of the offering price, which is
                             is reduced depending upon the amount                reduced or waived for large purchases and certain
                             invested as described below or, in certain          types of investors. At the time of your purchase,
                             circumstances, waived. Class A shares bought        your investment firm may receive a commission
                             as part of an investment of $1 million or more      from Pioneer Funds Distributor, Inc. ("PFD"), the
                             are not subject to an initial sales charge, but     fund's distributor, of up to 5%, declining as the
                             may be charged a contingent deferred sales          size of your investment increases.
                             charge of 1.00% if sold within one year
                             of purchase.                                        You pay the offering price (the net asset value
                                                                                 per share plus any initial sales charge) when
                             Your investment may qualify for a reduction or      you buy Class A shares unless you qualify to
                             elimination of the sales charge, also known as      purchase shares at net asset value. You pay a
                             a breakpoint discount. The following lists the      lower sales charge as the size of your
                             sales charges, which will be applied to your        investment increases. You do not pay a sales
                             Class A share purchase, subject to the              charge when you reinvest dividends or capital
                             breakpoint discounts indicated:                     gain distributions paid by the fund.

                             -----------------------------------------------     --------------------------------------------
                                Your           As a % of    As a % of Net                            Sales charge as % of
                             Investment     Offering Price     Amounts           --------------------------------------------
                                                              Invested           Amount of      Offering Price    Net Amounts
                             -----------------------------------------------     purchase                          Invested
                             Up to $49,999       5.50%           5.82%           --------------------------------------------
                             -----------------------------------------------     Less than           5.75%           6.10%
                             $50,000 to          4.50%           4.71%           $ 50,000
                             $ 99,999                                            --------------------------------------------
                             -----------------------------------------------     $50,000 but         4.50%           4.71%
                             $100,000 to         3.75%           3.90%           less than
                             $249,999                                            $100,000
                             -----------------------------------------------     --------------------------------------------
                             $250,000 to         2.50%           2.56%           $100,000 but        3.50%           3.63%
                             $499,999                                            less than
                             -----------------------------------------------     $250,000
                             $500,000 to         2.00%           2.04%           --------------------------------------------
                             $999,999                                            $250,000 but        2.50%           2.56%
                             -----------------------------------------------     less than
                             $1 million        Net asset      Net asset          $500,000
                             or more             value          value            --------------------------------------------
                             -----------------------------------------------     $500,000             -0-             -0-
                                                                                 or more
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                           Regions Morgan Keegan
                                          Select Core Equity Fund                                Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
                             Your investment professional must notify the        There are no contingent deferred sales
                             fund's transfer agent of eligibility for any        charges, except in certain circumstances when
                             applicable breakpoint discount at the time of       the initial sales charge is waived. A contingent
                             purchase.                                           deferred sales charge may be payable to PFD,
                                                                                 the fund's distributor, in the event of a share
                             Class A shares pay a shareholder servicing fee      redemption within 12 months following the
                             (non-12b-1) of up to 0.25% of average daily         share purchase at the rate of 1.00% of the
                             net assets.                                         lesser of the value of the shares redeemed or
                                                                                 the total cost of such shares, subject to
                                                                                 certain waivers.

                                                                                 Class A shares are subject to distribution and
                                                                                 service (12b-1) fees of up to 0.25% of
                                                                                 average daily net assets. These fees are paid
                                                                                 out of the fund's assets on an ongoing basis.
                                                                                 Over time these fees will increase the cost of
                                                                                 investments and may cost more than other
                                                                                 types of sales charges.
-----------------------------------------------------------------------------------------------------------------------------------
Class C sales charges        Class C shares are offered without an initial       Class C shares are offered without an initial
and fees                     sales charge.                                       sales charge.

                             Class C shares are subject to a contingent          Class C shares are subject to a contingent
                             deferred sales charge of 1.00% if sold within       deferred sales charge of 1.00% if you sell
                             one year of purchase.                               your shares within one year of purchase. Your
                                                                                 investment firm may receive a commission
                             Class C shares pay a shareholder servicing fee      from PFD, the fund's distributor, at the time of
                             (non-12b-1) of up to 0.25% of average daily         your purchase of up to 1.00%.
                             net assets and a distribution (12b-1) fee of
                             0.75% of average daily net assets.                  Class C shares are subject to distribution and
                                                                                 service (12b-1) fees of up to 1.00% of
                                                                                 average daily net assets. These fees are paid
                                                                                 out of the fund's assets on an ongoing basis.
                                                                                 Over time these fees will increase the cost of
                                                                                 investments and may cost more than other
                                                                                 types of sales charges.
-----------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales    Class I shares are offered without an initial       Class Y shares are offered without an initial
charges and fees             sales charge.                                       sales charge.

                             Class I shares are not subject to a                 Class Y shares are not subject to a
                             contingent deferred sales charge.                   contingent deferred sales charge.

                             Class I shares are not subject to                   Class Y shares are not subject to
                             distribution and service (12b-1) fees.              distribution and service (12b-1) fees.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                           Regions Morgan Keegan
                                          Select Core Equity Fund                                Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
Management fees              The fund pays MAM an annual advisory fee            The fund pays Pioneer a fee for managing the
                             equal to 0.75% of the fund's average daily          fund and to cover the cost of providing certain
                             net assets.                                         services to the fund.

                                                                                 Pioneer's fee varies based on:

                                                                                 o    The fund's assets. Pioneer earns an
                                                                                      annual basic fee equal to 0.60% of the
                                                                                      fund's average daily net assets up to
                                                                                      $7.5 billion, 0.575% of the next $2.5
                                                                                      billion and 0.550% of assets over $10
                                                                                      billion.

                                                                                 o    The fund's performance. The investment
                                                                                      performance of the fund has been
                                                                                      compared to the Standard & Poor's 500
                                                                                      Growth Index. The basic fee can increase
                                                                                      or decrease by a maximum of 0.10%,
                                                                                      depending on the performance of the
                                                                                      fund's Class A shares relative to the
                                                                                      index. The performance comparison is
                                                                                      made for a rolling 36-month period.

                                                                                 Pioneer's fee increases or decreases
                                                                                 depending upon whether the fund's
                                                                                 performance is up and down more or less
                                                                                 than that of the index during the rolling
                                                                                 36-month performance period. Each
                                                                                 percentage point of difference between the
                                                                                 performance of Class A shares and the index
                                                                                 (to a maximum of +/-10 percentage points) is
                                                                                 multiplied by a performance rate adjustment
                                                                                 of 0.01%. As a result, the maximum
                                                                                 annualized rate adjustment is +/-0.10% for the
                                                                                 rolling 36-month performance period. In
                                                                                 addition, Pioneer contractually limits any
                                                                                 positive adjustment of the fund's management
                                                                                 fee to 0.10% of the fund's average daily net
                                                                                 assets on an annual basis (i.e., a maximum of
                                                                                 0.70% after the performance adjustment).

                                                                                 This performance comparison is made at the
                                                                                 end of each month. An appropriate percentage
                                                                                 of this rate (based on the number of days in
                                                                                 the current month) is then applied to the
                                                                                 fund's average net assets for the entire
                                                                                 performance period, giving a dollar amount
                                                                                 that will be added to (or subtracted from) the
                                                                                 basic fee.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                           Regions Morgan Keegan
                                          Select Core Equity Fund                                Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
Fee waiver and expense       None                                                Pioneer has contractually agreed to limit
limitations                                                                      ordinary operating expenses to the extent
                                                                                 required to reduce fund expenses to 1.47%
                                                                                 and 1.22% of the average daily net assets
                                                                                 attributable to Class A shares and Class Y
                                                                                 shares, respectively. Assuming the
                                                                                 Reorganization is approved, these expense
                                                                                 limitation will be in effect for a period of three
                                                                                 years after the closing of the Reorganization.
                                                                                 There can be no assurance that Pioneer will
                                                                                 extend the expense limitations beyond
                                                                                 such time.
-----------------------------------------------------------------------------------------------------------------------------------
                             For a comparison of the gross and net expenses of both funds, please see the class fee tables in the "The Funds' Fees and Expenses" section starting on page
                             57.
-----------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because the RMK Fund and the Pioneer Fund have similar investment objectives and primary investment strategies, they are subject to similar principal risks. You could lose money on your investment in each Fund, or not make as much as if you invested elsewhere if:

     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o    Value stocks fall out of favor with investors

     o The Fund's investments remain undervalued or do not have the growth potential originally expected

     o Stocks selected for income do not perform as expected or as well as other securities

     Each Fund is subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Stocks tend to have greater volatility than debt securities. The Funds' portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Funds' share price will go up and down. Each Fund's investment adviser attempts to manage market risk by limiting the amount the Fund invests in any single company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

     Each Fund is subject to risks associated with investing in growth stocks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, since growth companies often reinvest a high proportion of their earning in their own businesses, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price change for returns and may be more adversely affected in a down market compared to value stocks.

     Each Fund is subject to risks associated with investing in value stocks. Value stocks bear the risk that the companies issuing them may not overcome adverse business or other developments that may caused the securities to be out of favor or that the market does not recognize the value of the company, such that the price of its securities declines or does not approach the value that the Fund's investment adviser anticipates.

     The RMK Fund may invest in securities of non-U.S. issuers, primarily through American Depository Receipts. The Pioneer Fund may invest in securities of non-U.S. issuers, including in the securities of emerging markets issuers. Therefore, both Funds may be subject to the following risks associated with investing in non-U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that a Fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Fund's investment adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     Because the Pioneer Fund may invest REITs, it may be subject to certain unique risks associated with investing in REITs. REITs are significantly affected by the market for real estate and are dependent upon the management skills of REIT managers and cash flow. In addition to its own expenses, the Pioneer Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

     To the extent either Fund emphasizes, from time to time, investments in a particular market segment, the Fund will be subject to a greater degree to the risks of the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts ("REITs"), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

     Each Fund is also subject to company size risk, which relates to the market capitalization of the company issuing the stock. Market capitalization is determined by multiplying the number of a company's outstanding shares by the current market price per share. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Stocks of small- and mid-capitalization companies are also usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stock of large-capitalization companies. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations. Each Fund may experience difficulty in purchasing or selling securities of small- and mid-capitalization companies at the desired time and price.

     Because the Pioneer Fund may invest in equity and debt securities of non-U.S. issuers, it may be subject to risks associated with debt securities, which include the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the Pioneer Fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Generally, the Pioneer Fund acquires debt securities that are investment grade, but the Fund may invest in below investment grade debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

     Each Fund may use derivatives. Derivatives involve special risks and costs and may result in losses to the Fund. Each Fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the Fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments or do not correlate well with the underlying asset, rate or index, the Fund may not fully benefit from or could lose money on the derivative position. In addition, derivatives involve risk of loss if the issuer of the derivative defaults on its obligation.

The Funds' Past Performance

     Set forth below is performance information for each Fund. The bar charts show the year-by-year performance of the Funds' Class A shares for the past 10 calendar years. Class C and Class I shares of the RMK Fund and Class C and Class Y shares of the Pioneer Fund will have different performance because they have different expenses. The charts do not reflect any sales charge you may pay when you buy or sell Fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with broad-based securities market indices. The bar charts provide an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance, before and after taxes, does not indicate future results.

     The RMK Fund began operations on February 18, 2005 as the successor to a substantially similar series of an investment company. On that date, the RMK Fund merged with LEADER Growth & Income Fund, a series of LEADER Mutual Funds, and assumed that series' operating history and performance record. Therefore, the performance included in the bar charts and tables below for the RMK Fund prior to February 19, 2005 is that of the Fund's predecessor, the inception dates of which were October 26, 2000 (Class A shares) and September 1, 1994 (Class I Shares). In addition, the performance information of Class A shares of the RMK Fund for the period prior to the commencement of operations of Class A shares is the net asset value performance of the RMK Fund's Class I shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the RMK Fund were reflected, the performance would be lower.

   Regions Morgan Keegan Select Core Equity Fund's Annual Returns -- Class A
                                     Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'01                     -11.40
'02                     -19.98
'03                      23.81
'04                       6.74
'05                       7.12
'06                       2.35
'07                      14.78
'08                     -41.48

----------

The highest quarterly return was 12.37% for the quarter ended June 30, 2003

The lowest quarterly return was (21.65)% for the quarter ended December 31, 2008

                 Pioneer Fund's Annual Returns -- Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                      15.54
'00                       0.12
'01                     -11.13
'02                     -20.26
'03                      24.58
'04                      11.64
'05                       6.39
'06                      16.39
'07                       4.71
'08                     -34.38

----------

The highest quarterly return was 14.45% for the quarter ended June 30, 2003

The lowest quarterly return was (22.10)% for the quarter ended December 31, 2008

  Regions Morgan Keegan Select Core Equity Fund's Average Annual Total Returns
                      (for periods ended December 31, 2008)

---------------------------------------------------------------------------------------------------------------
                                                                                           Since      Inception
                                                       1 Year     5 Years    10 Years    Inception      Date
---------------------------------------------------------------------------------------------------------------
Class A                                                                                               10/26/00
---------------------------------------------------------------------------------------------------------------
-- Return Before Taxes (with 5.50% sales charge)      (44.70)%    (5.77)%       NA        (5.69)%
---------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions(1)             (50.19)%    (8.94)%       NA        (7.79)%
---------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions and Sale of    (21.91)%    (4.48)%       NA        (4.51)%
 Fund Shares(2)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Class C                                                                                               04/03/06
---------------------------------------------------------------------------------------------------------------
-- Return Before Taxes (with applicable Contingent    (42.12)%      N/A        N/A       (14.16)%
 Deferred Sales Charge)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Class I                                                                                               09/01/94
---------------------------------------------------------------------------------------------------------------
-- Return Before Taxes                                (41.31)%    (4.45)%    (2.79)%       4.75%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(2)                        (37.00)%    (2.19)%    (1.38)%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Index(3)                  (37.07)%    (2.73)%    (1.90)%
---------------------------------------------------------------------------------------------------------------

----------

(1) After-tax returns are calculated using the historical highest individual federal marginal income and capital gains tax rates and do not reflect the impact of any applicable state and local taxes. Return after taxes on distributions assumes a continued investment in the RMK Fund and shows the effect of taxes on fund distributions. Return after taxes on distributions and sale of fund shares assumes all shares were redeemed at the end of each period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as individual retirement accounts or 401(k) plans. After-tax returns are shown only for Class I shares. After-tax returns for other classes will be different.

(2) The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the RMK Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3) The Lipper Large Cap Core Funds Index consists of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of greater than 33% of the dollar-weighted median market capitalization of the Standard & Poor's Mid Cap 400 Index. It is not possible to invest directly in an index.

                Pioneer Fund's Average Annual Total Returns(1)
                     (for periods ended December 31, 2008)

------------------------------------------------------------------------------------------------------------------
                                                                                            Since      Inception
                                                        1 Year     5 Years    10 Years    Inception       Date
------------------------------------------------------------------------------------------------------------------
 Class A                                                                                               02/13/28
------------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                (38.16)%    (2.19)%    (0.89)%     11.62%
------------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(2)             (38.55)%    (2.81)%    (1.54)%      8.13%
------------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale of    (24.27)%    (1.67)%    (0.75)%      8.10%
  Shares(2)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Class C                                                                                               07/01/96
------------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes(3)                             (34.91)%    (1.80)%    (1.10)%      4.38%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Class Y(4)                                                                                            02/13/28(5)
------------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                (34.07)%    (0.60)%     0.10%      11.75%
------------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(2)             (34.53)%    (1.29)%    (0.64)%      8.24%
------------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale of    (21.48)%    (0.31)%     0.06%       8.22%
  Shares(2)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index (reflects no deduction    (36.99)%    (2.19)%    (1.38)%       N/A(7)
  for fees, expenses or taxes)(6)
------------------------------------------------------------------------------------------------------------------

----------

(1) The table reflects sales charges applicable to the class, assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares will vary from the after-tax returns presented for Class A shares.

(3) The performance of Class C shares does not reflect the 1.00% front-end sales charge in effect prior to February 1, 2004. If you paid a 1.00% sales charge, your returns would be lower than those shown above.

(4) The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares on May 6, 1999 is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. You do not pay a sales charge on purchases or redemptions of Class Y shares.

(5) Inception date of Class A shares. Class Y shares commenced operations on May 6, 1999.

(6) The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Unlike the Fund, the index is not managed and does not incur fees, expenses or taxes. You cannot invest directly in the index.

(7) Index return information is not available for prior periods. Return of the index since the inception of Class C shares: 4.58%.

     The most recent portfolio managers' discussion of the Funds is attached as Exhibit B.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the RMK Fund, the expenses of the RMK Fund for the period ended November 30, 2008, and (ii) for the Pioneer Fund, the expenses of the Pioneer Fund for the period ended December 31, 2008. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Pioneer Fund after giving effect to the Reorganization based on pro forma net assets as of December 31, 2008.

                                                         Regions Morgan
                                                          Keegan Select
                                                        Core Equity Fund     Pioneer Fund
                                                          (period ended     (period ended       Combined
                                                          November 30,       December 31,     Pioneer Fund
                                                              2008)             2008)          (Pro Forma)
                                                        ----------------    -------------     ------------
Shareholder transaction fees
 (paid directly from your investment)                       Class A          Class A           Class A
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................         5.50%            5.75%             5.75%
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .....         None(1)          None(2)           None(2)
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee .......................................         0.75%            0.64%             0.64%
Distribution and Service (12b-1) Fee .................         0.25%            0.25%             0.25%
Other Expenses .......................................         0.47%            0.30%             0.27%
Acquired Fund Fees and Expenses ......................         0.03%            0.00%             0.00%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .................         1.50%            1.19%             1.16%
-------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .............         0.00%            0.00%             0.00%(4)
Total Annual Fund Operating Expenses .................         1.50%            1.19%             1.16%
-------------------------------------------------------------------------------------------------------------

                                                         Regions Morgan
                                                          Keegan Select
                                                        Core Equity Fund     Pioneer Fund
                                                          (period ended     (period ended      Combined
                                                          November 30,       December 31,    Pioneer Fund
                                                              2008)             2008)        (Pro Forma)
                                                        ----------------    -------------    ------------
Shareholder transaction fees
 (paid directly from your investment)                      Class C            Class C         Class C
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................        None               None            None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .....        1.00%(3)           1.00%           1.00%
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee .......................................        0.75%              0.64%           0.64%
Distribution and Service (12b-1) Fee .................        1.00%              1.00%           1.00%
Other Expenses .......................................        0.47%              0.33%           0.31%
Acquired Fund Fees and Expenses ......................        0.03%              0.00%           0.00%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .................        2.25%              1.97%           1.95%
---------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .............        0.00%              0.00%           0.00%
Total Annual Fund Operating Expenses .................        2.25%              1.97%           1.95%
---------------------------------------------------------------------------------------------------------

                                                                                    Regions Morgan
                                                                                     Keegan Select
                                                                                   Core Equity Fund   Pioneer Fund
                                                                                     (period ended   (period ended    Combined
                                                                                     November 30,     December 31,  Pioneer Fund
                                                                                         2008)           2008)      (Pro Forma)
                                                                                   ----------------  -------------  ------------
Shareholder transaction fees
 (paid directly from your investment)                                                 Class I          Class Y        Class Y
Maximum sales charge (load) when you buy shares as a percentage of offering price        None             None           None
Maximum deferred sales charge (load) as a percentage of offering price or the
 amount you receive when you sell shares, whichever is less .....................        None             None           None
Annual Fund operating expenses (deducted from fund assets) as a % of average daily net assets
Management Fee ..................................................................        0.75%            0.64%          0.64%
Distribution and Service (12b-1) Fee ............................................        0.00%            0.00%          0.00%
Other Expenses ..................................................................        0.47%            0.10%          0.08%
Acquired Fund Fees and Expenses .................................................        0.03%            0.00%          0.00%
---------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ............................................        1.25%            0.74%          0.72%
---------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ........................................        0.00%            0.00%          0.00%(4)
Total Annual Fund Operating Expenses ............................................        1.25%            0.74%          0.72%
---------------------------------------------------------------------------------------------------------------------------------


     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's total operating expenses remain the same, and (e) with respect to the Pioneer Fund, Pioneer's contractual expense limitation is in effect for year one. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                          Regions Morgan Keegan                       Combined Pioneer Fund
Number of years you own your shares      Select Core Equity Fund     Pioneer Fund          (Pro Forma)
-------------------------------------   -------------------------   --------------   ----------------------
Class A -- with or without redemption
 Year 1 .............................             $  694                $  689               $  686
 Year 3 .............................             $  998                $  931               $  922
 Year 5 .............................             $1,323                $1,192               $1,177
 Year 10 ............................             $2,242                $1,935               $1,903
Class C -- with redemption
 Year 1 .............................             $  328                $  300               $  298
 Year 3 .............................             $  703                $  618               $  612
 Year 5 .............................             $1,205                $1,062               $1,052
 Year 10 ............................             $2,585                $2,296               $2,275
Class C -- without redemption
 Year 1 .............................             $  228                $  200               $  198
 Year 3 .............................             $  703                $  618               $  612
 Year 5 .............................             $1,205                $1,062               $1,052
 Year 10 ............................             $2,585                $2,296               $2,275
Class I/Y
 Year 1 .............................             $  127                $   76               $   74
 Year 3 .............................             $  397                $  237               $  230
 Year 5 .............................             $  686                $  411               $  401
 Year 10 ............................             $1,511                $  918               $  894

----------

(1) On purchases of Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class A shares redeemed within one year of purchase.

(2) Class A purchases of $500,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00%.

(3) A contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class C shares redeemed within one year of the purchase date.

(4) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.47% and 1.22% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of three years after the close of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

Reasons for the Proposed Reorganization

     The RMK Trustees believe that the proposed Reorganization is in the best interests of the RMK Fund and its shareholders. The RMK Trustees considered the following matters, among others, in approving this Proposal 3.

     First, MAM, the investment adviser to the RMK Fund, informed the RMK Board that engaging in the business of investment adviser to the RMK Funds is not a core business that MAM intends to continue and that Regions would be conducting a search for a buyer for MAM's mutual fund management business. After requests for proposals were solicited, received and reviewed, MAM and Regions decided to recommend to the RMK Board that the RMK Funds be reorganized into similar mutual funds managed by Pioneer, as being in the best interest of shareholders of each of the RMK Funds.

     Second, the RMK Board considered that the pro forma net expense ratio of the combined Pioneer Fund is expected to be the same or lower for each class of shares of the combined Pioneer Fund as compared to the corresponding classes of your RMK Fund. The pro forma net expense ratios for the combined Pioneer Fund's Class A, Class C and Class Y shares are anticipated to be 1.16%, 1.95% and 0.72%, respectively, after giving effect to Pioneer's contractual expense limitation with respect to Class A and Class Y shares, and the historical net expense ratios for the corresponding classes of shares of your RMK Fund are 1.50%, 2.25% and 1.25%, respectively. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and further reduced per share expenses.

     Third, the RMK Board considered that Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce fund expenses to 1.47% and 1.22% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the shareholders of your RMK Fund approve the Reorganization, these expense limitations will be in effect for the combined Pioneer Fund for a period of three years from the Closing Date. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Fourth, the Pioneer Fund's management fee (0.60% of average daily net assets before any performance adjustment and up to a maximum of 0.70% after all performance adjustments) is lower than the advisory fee of your RMK Fund (0.75% of average daily net assets). The RMK Board noted that at December 31, 2008, the advisory fee payable by your RMK Fund was 0.75%. The performance-adjusted management fee of the combined Pioneer Fund, had the Reorganization occurred on that date, would be 0.64%, which is lower than your RMK Fund's fixed management fee.

     Fifth, the reputation, financial strength, resources and capabilities of Pioneer will benefit RMK Fund shareholders. At December 31, 2008, Pioneer managed $49 billion in assets. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management of the group were approximately $206 billion worldwide. Shareholders of your RMK Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. As of December 31, 2008, the Pioneer family of mutual funds offers over 75 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your RMK Fund's shareholders through exchanges. In addition, your RMK Fund may reduce the level of its operational expenses for administrative, compliance and portfolio management services if it becomes part of a large mutual fund complex.

     Sixth, the substantially larger size of the combined Pioneer Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks and provide benefits to the shareholders of the Fund from the long-term economies of scale that may result from consummation of the Reorganization.

     Seventh, the Class A, Class C and Class Y shares of the Pioneer Fund received in the Reorganization will provide the RMK Fund shareholders with exposure to substantially the same investment product as they have currently.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Code and therefore you will not recognize gain or loss for federal income tax purposes on the exchange of your shares for corresponding shares of the Pioneer Fund. However, in order to maintain its qualification for taxation as a regulated investment company, the RMK Fund will declare and pay a distribution of its realized net capital gains for the taxable year ending on the Closing Date, together with any undistributed investment company taxable income and net tax-exempt income for such taxable year, to its shareholders shortly before the Reorganization. Such distributions may affect the amount, timing or character of taxable income that the RMK Fund's shareholders realize in respect of their RMK Fund shares. For more information, see "Tax Status of the Reorganization" on page 204 of this Proxy Statement/Prospectus. Although the Reorganization will result in a per share increase in net unrealized capital gains and decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and MAM have agreed to each pay 50% of all proxy and solicitation costs associated with the Funds' participation in the Reorganization.

     The RMK Trustees also considered that Pioneer and MAM will benefit from the Reorganization. See "Will Pioneer and MAM Benefit from the Reorganizations?"

                                 CAPITALIZATION

     The following table sets forth the capitalization of the RMK Fund and the Pioneer Fund as of March 16, 2009 and the pro forma combined capitalization of the combined Pioneer Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between March 16, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

                                       Regions Morgan
                                        Keegan Select                                Pioneer Fund
                                      Core Equity Fund        Pioneer Fund             Pro Forma
                                     ------------------   --------------------   --------------------
Net Assets
 Class A .........................      $  1,123,765        $  3,053,018,684       $  3,054,142,449
 Class B .........................                --        $    100,269,008       $    100,269,008
 Class C .........................      $         58        $    135,012,968       $    135,013,026
 Class I/Y .......................      $  1,912,837        $    400,696,967       $    402,609,804
 Class R .........................                --        $     82,814,620       $     82,814,620
 Class Z .........................                --        $         48,041       $         48,041
                                        ------------        ----------------       ----------------
Total Net Assets of Fund .........      $  3,036,660        $  3,771,860,288       $  3,774,896,948
Net Asset Value Per Share
 Class A .........................      $       3.82        $          24.23       $          24.23
 Class B .........................                --        $          23.59       $          23.59
 Class C .........................      $       3.81        $          23.22       $          23.22
 Class I/Y .......................      $       3.86        $          24.33       $          24.33
 Class R .........................                --        $          24.26       $          24.26
 Class Z .........................                --        $          24.31       $          24.31
Shares Outstanding
 Class A .........................           294,325             125,980,362            126,026,741
 Class B .........................                --               4,249,890              4,249,890
 Class C .........................                15               5,814,210              5,814,212
 Class I/Y .......................           495,681              16,468,082             16,546,703
 Class R .........................                --               3,413,431              3,413,431
 Class Z .........................                --                   1,976                  1,976

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your RMK Fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Fund shares that will actually be received and distributed.

                             ADDITIONAL INFORMATION

     For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the RMK Fund shareholders and information concerning the meeting of your RMK Fund shareholders, the tax status of the Reorganization, a comparison of Delaware statutory trusts and Massachusetts business trusts, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Pioneer Fund values its securities, financial highlights information for each Pioneer Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Proposal 11.

                    RMK BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the RMK Trustees, including the Independent RMK Trustees, approved the Reorganization. In particular, the RMK Trustees have concluded that participation in the Reorganization is in the best interests of the RMK Fund and that the interests of the RMK Fund's existing shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     THE RMK TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR RMK FUND VOTE "FOR" PROPOSAL 3 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                 Regions Morgan Keegan Select Mid Cap Value Fund
                                       and
                           Pioneer Mid Cap Value Fund

                                   PROPOSAL 4

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of this Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled "Terms of Each Agreement and Plan of Reorganization" in the back of this Proxy Statement/Prospectus, after the discussion of the various Proposals.

     If Proposal 4 is approved, Regions Morgan Keegan Select Mid Cap Value Fund (the "RMK Fund") will be reorganized into Pioneer Mid Cap Value Fund (the "Pioneer Fund" and, together with the RMK Fund, the "Funds"), as described above, and the Pioneer Fund will issue Class A, Class C and Class Y shares, as applicable, to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A, Class C and Class I shares, respectively.

     The RMK Fund and the Pioneer Fund have similar investment objectives, primary investment strategies and related risks. The table below provides a comparison of certain features of the two Funds.

  Comparison of Regions Morgan Keegan Select Mid Cap Value Fund to Pioneer Mid
                                 Cap Value Fund

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                        Select Mid Cap Value Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective         The fund's investment objective is long-term        The fund's investment objective is capital
                             capital appreciation.                               appreciation by investing in a diversified
                                                                                 portfolio of securities consisting primarily of
                                                                                 common stocks.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                        Select Mid Cap Value Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Primary investments and      The fund invests primarily in equity securities     Normally, the fund invests at least 80% of its
investment strategies        of mid-capitalization companies (i.e.,              total assets in equity securities of mid-size
                             companies whose market capitalization fall          companies. Mid-size companies are those with
                             within the range tracked by the Russell Midcap      market values, at the time of investment, that
                             Value Index at the time of purchase) that are       do not exceed the greater of the market
                             judged by the fund's sub-adviser to be              capitalization of the largest company within
                             undervalued. Under normal circumstances, the        the Russell Midcap Value Index or the 3-year
                             fund invests at least 80% of the value of its       rolling average of the market capitalization of
                             net assets in equity securities of mid-             the largest company within the Russell Midcap
                             capitalization companies. The fund will provide     Value Index as measured at the end of the
                             shareholders with at least 60 days' prior notice    preceding month and are not less than the
                             of any changes in this policy. As of                smallest company within the index. The
                             February 29, 2008, the capitalization of issuers    Russell Midcap Value Index measures the
                             included in the Russell Midcap Value Index          performance of U.S. mid-cap value stocks.
                             ranged from about $462 million to about             The size of the companies in the index
                             $49.6 billion.                                      changes with market conditions and the
                                                                                 composition of the index. The equity securities
                             The fund invests in common and preferred            in which the fund principally invests are
                             stocks of companies that are judged to be           common stocks, preferred stocks, depositary
                             intrinsically undervalued in one of two ways:       receipts and debt convertible to equity
                             either the shares are undervalued when              securities, but the fund may invest in other
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                        Select Mid Cap Value Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                             compared to the underlying value of the firm's      types of equity securities to a lesser extent,
                             assets or the shares are undervalued when           such as exchange-traded funds (ETFs), that
                             compared to the growth prospects of the firm.       invest primarily in equity securities, equity
                             "Undervalued" means that a portfolio                interests in real estate investment trusts
                             company's stock is trading on average at a          (REITs), warrants and rights.
                             40% discount at the time of initial purchase
                             when compared to the sub-adviser's best             The fund will provide written notice to
                             internal estimate of its "intrinsic value."         shareholders at least 60 days prior to any
                             Intrinsic value is estimated by the sub-adviser     change to its policy to invest at least 80% of
                             based on: (1) transactions involving                its assets in equity securities of mid-size
                             comparable companies; (2) discounted cash           companies.
                             flow analysis; and/or (3) sum-of-the-parts
                             analysis-looking at the assets and operations       The fund may invest up to 20% of its total
                             of a company in parts then totaling them to         assets in debt securities of U.S. and non-U.S.
                             estimate its intrinsic value. The overall purpose   issuers. Generally the fund acquires debt
                             of the sub-adviser's analysis and search for        securities that are investment grade, but the
                             undervalued opportunities is to determine what      fund may invest up to 5% of its net assets in
                             an independent, informed third party might pay      below investment grade convertible debt
                             for an entire company and then to purchase          securities issued by both U.S. and non-U.S.
                             the stock of that publicly traded company at a      issuers. The fund invests in debt securities
                             substantial discount to the sub-adviser's           when Pioneer believes they are consistent with
                             valuation.                                          the fund's investment objective of capital
                                                                                 appreciation, to diversify the fund's portfolio
                             The sub-adviser seeks to identify companies         or for greater liquidity.
                             that have clearly defined business strategies,
                             enjoy significant or growing market share in        The fund may invest up to 20% of its net
                             their respective industries, historically produce   assets in REITs. REITs are companies that
                             healthy cash flows and have experienced             invest primarily in real estate or real estate
                             management teams with consistent records of         related loans.
                             delivering shareholder value.
                                                                                 The fund may invest up to 25% of its total
                                                                                 assets in equity and debt securities of non-
                                                                                 U.S. issuers. The fund will not invest more
                                                                                 than 5% of its total assets in the securities of
                                                                                 emerging markets issuers.

                                                                                 Pioneer uses a value approach to select the
                                                                                 fund's investments. Using this investment
                                                                                 style, Pioneer seeks securities selling at
                                                                                 substantial discounts to their underlying
                                                                                 values and then holds these securities until
                                                                                 the market values reflect their intrinsic values.
                                                                                 Pioneer evaluates a security's potential value,
                                                                                 including the attractiveness of its market
                                                                                 valuation, based on the company's assets and
                                                                                 prospects for earnings growth. In making that
                                                                                 assessment, Pioneer employs fundamental
                                                                                 research and an evaluation of the issuer based
                                                                                 on its financial statements and operations,
                                                                                 employing a bottom-up analytic style. Pioneer
                                                                                 relies on the knowledge, experience and
                                                                                 judgment of its staff and the staff of its
                                                                                 affiliates who have access to a wide variety of
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                        Select Mid Cap Value Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 research. Pioneer focuses on the quality and
                                                                                 price of individual issuers and securities, not
                                                                                 on economic sector or market-timing
                                                                                 strategies. Factors Pioneer looks for in
                                                                                 selecting investments include:

                                                                                 o    Favorable expected returns relative to
                                                                                      perceived risk

                                                                                 o    Management with demonstrated ability and
                                                                                      commitment to the company

                                                                                 o    Low market valuations relative to
                                                                                      earnings forecast, book value, cash flow
                                                                                      and sales

                                                                                 o    Turnaround potential for companies that
                                                                                      have been through difficult periods

                                                                                 o    Estimated private market value in excess
                                                                                      of current stock price. Private market
                                                                                      value is the price an independent
                                                                                      investor would pay to own the entire
                                                                                      company

                                                                                 o    Issuer's industry has strong
                                                                                      fundamentals, such as increasing or
                                                                                      sustainable demand and barriers to entry

                                                                                 A company's market value or capitalization is
                                                                                 calculated by multiplying the number of its
                                                                                 outstanding shares by the current market
                                                                                 price of a share.

                                                                                 For purposes of the fund's credit quality
                                                                                 policies, if a security receives different ratings
                                                                                 from nationally recognized statistical rating
                                                                                 organizations, the fund will use the rating
                                                                                 chosen by the portfolio manager as most
                                                                                 representative of the security's credit quality.
                                                                                 The ratings of nationally recognized statistical
                                                                                 ratings organizations represent their opinions
                                                                                 as to the quality of the securities that they
                                                                                 undertake to rate, and may not accurately
                                                                                 describe the risks of the securities. If a rating
                                                                                 organization changes the quality rating
                                                                                 assigned to one or more of the fund's
                                                                                 portfolio securities, or the credit quality
                                                                                 deteriorates, Pioneer will consider if any
                                                                                 action is appropriate in light of the fund's
                                                                                 investment objective and policies.

                                                                                 With respect to the investment strategies and
                                                                                 practices enumerated above, to the extent that
                                                                                 a percentage limitation is not specified, there
                                                                                 is no specific limit on the fund's ability to
                                                                                 engage in such strategy or practice.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                        Select Mid Cap Value Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Cash management and          To minimize potential losses and maintain           Normally, the fund invests substantially all of
temporary investments        liquidity to meet shareholder redemptions           its assets to meet its investment objective.
                             during adverse market conditions, the fund          The fund may invest the remainder of its
                             may temporarily depart from its principal           assets in securities with remaining maturities
                             investment strategy by investing up to 100%         of less than one year or cash equivalents, or
                             of the fund's assets in cash and cash               may hold cash. For temporary defensive
                             equivalents, including short-term bank              purposes, including during periods of unusual
                             obligations, repurchase agreements and other        cash flows, the fund may depart from its
                             money market instruments and securities             principal investment strategies and invest part
                             issued and/or guaranteed as to payment of           or all of its assets in these securities or may
                             principal and interest by the U.S. government,      hold cash. To the extent that the fund has any
                             its agencies or instrumentalities. This may         uninvested cash, the fund would also be
                             cause the fund to temporarily fail to meet its      subject to risk with respect to the depository
                             goal and forego greater investment returns for      institution holding the cash. During such
                             the safety of principal.                            periods, it may be more difficult for the fund
                                                                                 to achieve its investment objective. The fund
                                                                                 may adopt a defensive strategy when Pioneer
                                                                                 believes securities in which the fund normally
                                                                                 invests have special or unusual risks or are
                                                                                 less attractive due to adverse market,
                                                                                 economic, political or other conditions.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading           Although the fund does not intend to invest for     The fund usually does not trade for short-term
                             the purpose of seeking short-term profits,          profits. The fund will sell an investment,
                             securities will be sold without regard to the       however, even if it has only been held for a
                             length of time they have been held when the         short time, if it no longer meets the fund's
                             sub-adviser believes it is appropriate to do so     investment criteria. If the fund does a lot of
                             in light of the fund's investment goal. A higher    trading, it may incur additional operating
                             portfolio turnover rate involves greater            expenses, which would reduce performance,
                             transaction expenses which must be borne            and could cause shareowners to incur a
                             directly by the fund (and thus, indirectly by its   higher level of taxable income or capital gains.
                             shareholders), and impact fund performance.
                             In addition, a high rate of portfolio turnover
                             may result in the realization of larger amounts
                             of net capital gains that, when distributed to
                             the fund's shareholders, are taxable to them.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                  The fund may enter into derivative contracts.       The fund may, but is not required to, use
                             Derivative contracts are financial instruments      futures and options on securities, indices and
                             that require payments based upon changes in         currencies, forward foreign currency exchange
                             the values of designated (or underlying)            contracts and other derivatives. A derivative is
                             securities, currencies, commodities, financial      a security or instrument whose value is
                             indices or other assets. Some derivative            determined by reference to the value or the
                             contracts (such as futures, forwards and            change in value of one or more securities,
                             options) require payments relating to a future      currencies, indices or other financial
                             trade involving the underlying asset. Other         instruments. Although there is no specific
                             derivative contracts (such as swaps) require        limitation on investing in derivatives, the fund
                             payments relating to the income or returns          does not use derivatives as a primary
                             from the underlying asset.                          investment technique and generally limits their
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                        Select Mid Cap Value Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                             The sub-adviser may trade in options or             use to hedging. However, the fund may use
                             futures in order to hedge the fund's portfolio      derivatives for a variety of purposes,
                             against market shifts as well as to increase        including:
                             returns.
                                                                                 o    As a hedge against adverse changes in
                                                                                      interest rates or currency exchange
                                                                                      rates

                                                                                 o    As a substitute for purchasing or
                                                                                      selling securities

                                                                                 o    To increase the fund's return as a non-
                                                                                      hedging strategy that may be considered
                                                                                      speculative

                                                                                 Derivatives may be subject to market risk,
                                                                                 interest rate risk and credit risk. The fund's
                                                                                 use of certain derivatives may, in some cases,
                                                                                 involve forms of financial leverage, which
                                                                                 involves risk and may increase the volatility of
                                                                                 the fund's net asset value. Even a small
                                                                                 investment in derivatives can have a
                                                                                 significant impact on the fund's exposure to
                                                                                 interest rates or currency exchange rates.
                                                                                 Therefore, using derivatives can
                                                                                 disproportionately increase losses and reduce
                                                                                 opportunities for gain. If changes in a
                                                                                 derivative's value do not correspond to
                                                                                 changes in the value of the fund's other
                                                                                 investments or do not correlate well with the
                                                                                 underlying asset, rate or index, the fund may
                                                                                 not fully benefit from or could lose money on
                                                                                 the derivative position. In addition, derivatives
                                                                                 involve risk of loss if the person of the
                                                                                 derivative defaults on its obligation. Certain
                                                                                 derivatives may be less liquid, which may
                                                                                 reduce the returns of the fund if it cannot sell
                                                                                 or terminate the derivative at an advantageous
                                                                                 time or price. Some derivatives may involve
                                                                                 the risk of improper valuation. The fund will
                                                                                 only invest in derivatives to the extent Pioneer
                                                                                 believes these investments are consistent with
                                                                                 the fund's investment objective, but derivatives
                                                                                 may not perform as intended. Suitable
                                                                                 derivatives may not be available in all
                                                                                 circumstances or at reasonable prices, and
                                                                                 may not be used by the fund for a variety
                                                                                 of reasons.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                        Select Mid Cap Value Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser,          Investment Adviser:                                 Investment Adviser:
sub-adviser and portfolio    MAM                                                 Pioneer
managers
                             Sub-adviser:                                        Portfolio Managers:
                             Channing Capital Management, LLC ("CCM")            Day-to-day management of the fund's portfolio
                             serves as the fund's sub-adviser pursuant to        is the responsibility of J. Rodman Wright,
                             an investment sub-advisory agreement with           portfolio manager, and Timothy Horan,
                             MAM and the fund. CCM is an independent             assistant portfolio manager. Mr. Wright and
                             Chicago-based investment manager specializing       Mr. Horan are supported by the domestic
                             in mid- and small-cap equity investing for          equity team. Members of this team manage
                             institutions and individuals. Under the sub-        other Pioneer funds investing primarily in U.S.
                             advisory agreement, CCM manages the fund,           equity securities. The portfolio managers and
                             selects investments, and places orders for          the team also may draw upon the research
                             purchases and sales of securities subject to the    and investment management expertise of the
                             general supervision of MAM and the RMK              global research teams, which provide
                             Board in accordance with the fund's investment      fundamental and quantitative research on
                             objective, policies, and restrictions. Through its  companies and include members from
                             portfolio management team, CCM makes the            Pioneer's affiliate, Pioneer Investment
                             day-to-day investment decisions and                 Management Limited. Mr. Wright is a senior
                             continuously reviews and administers the            vice president of Pioneer. He joined Pioneer in
                             investment programs of the fund. CCM's              1994 as an analyst and has been an
                             address is 10 South LaSalle Street, Suite 2650,     investment professional since 1988. Mr. Horan
                             Chicago, IL 60603. A discussion regarding the       joined Pioneer in 2005 as an assistant
                             RMK Board's basis for approving the sub-            portfolio manager. Prior to joining Pioneer, he
                             advisory agreement is available in the fund's       was employed at Boston Partners from 2004
                             annual report to shareholders for the fiscal        to 2005 and at State Street Research from
                             year ended November 30, 2008.                       1998 to 2004.

                             Portfolio Manager:
                             Day-to-day management of the fund's portfolio is the responsibility of Eric T. McKissack, CFA.

                             Mr. McKissack has served as President, CEO
                             and Chief Investment Officer of CCM since it
                             was established in 2003. Mr. McKissack has
                             more than twenty-two years experience in
                             investment management and research. From
                             2004 to present, Mr. McKissack has served as
                             the Portfolio Manager for the fund. From 1986
                             to 2003, Mr. McKissack was a principal at Ariel
                             Capital Management, LLC, a Chicago-based
                             investment management firm with over $10
                             billion in assets under management. He served
                             as its Vice Chairman and Co-Chief Investment
                             Officer for the last eight years of his tenure.
                             From 1981 to 1986, Mr. McKissack worked as
                             a research analyst for First Chicago and First
                             Chicago Investment Advisors, then led by Gary
                             Brinson. First Chicago Investment Advisors
                             later became Brinson Partners, and is now part
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                        Select Mid Cap Value Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                             of UBS Global Asset Management.
                             Mr. McKissack received a B.S. in Management
                             from Massachusetts Institute of Technology in
                             1976 and an M.B.A. from the University of
                             California at Berkeley in 2004. He is a holder of
                             the Chartered Financial Analyst designation.
------------------------------------------------------------------------------------------------------------------------------------
Business                     A diversified series of the RMK Trust, an           The diversified sole series of an open-end
                             open-end management investment company              management investment company organized
                             organized as a Massachusetts business trust.        as a Delaware statutory trust with the same
                                                                                 name.
------------------------------------------------------------------------------------------------------------------------------------
Net assets (as of            $26,068,006                                         $1,198,420,807
March 16, 2009)
------------------------------------------------------------------------------------------------------------------------------------

                      Classes of Shares, Fees and Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                        Select Mid Cap Value Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges        Class A shares are offered with an initial sales    Class A shares are offered with an initial sales
and fees                     charge up to 5.50% of the offering price, which     charge up to 5.75% of the offering price, which
                             is reduced depending upon the amount                is reduced or waived for large purchases and
                             invested as described below or, in certain          certain types of investors. At the time of your
                             circumstances, waived. Class A shares bought        purchase, your investment firm may receive a
                             as part of an investment of $1 million or more      commission from Pioneer Funds Distributor,
                             are not subject to an initial sales charge, but     Inc. ("PFD"), the fund's distributor, of up to
                             may be charged a contingent deferred sales          5%, declining as the size of your investment
                             charge of 1.00% if sold within one year             increases.
                             of purchase.
                                                                                 You pay the offering price (the net asset value
                             Your investment may qualify for a reduction or      per share plus any initial sales charge) when
                             elimination of the sales charge, also known as      you buy Class A shares unless you qualify to
                             a breakpoint discount. The following lists the      purchase shares at net asset value. You pay a
                             sales charges, which will be applied to your        lower sales charge as the size of your
                             Class A share purchase, subject to the              investment increases. You do not pay a sales
                             breakpoint discounts indicated:                     charge when you reinvest dividends or capital
                                                                                 gain distributions paid by the fund. You do not
                                                                                 pay a contingent deferred sales charge when
                                                                                 you sell shares purchased through reinvestment
                                                                                 of dividends or capital gain distributions.
                             ------------------------------------------------
                                Your             As a % of      As a % of Net    ---------------------------------------------
                             Investment       Offering Price       Amounts                             Sales charge as % of
                                                                  Invested       ---------------------------------------------
                             ------------------------------------------------    Amount of       Offering Price    Net Amounts
                             Up to $49,999        5.50%             5.82%        purchase                           Invested
                             ------------------------------------------------    ---------------------------------------------
                             $50,000 to           4.50%             4.71%        Less than            5.75%            6.10%
                             $ 99,999                                            $ 50,000
                             ------------------------------------------------    ---------------------------------------------
                             $100,000 to          3.75%             3.90%        $50,000 but          4.50%            4.71%
                             $249,999                                            less than
                             ------------------------------------------------    $100,000
                             $250,000 to          2.50%             2.56%        ---------------------------------------------
                             $499,999                                            $100,000 but         3.50%            3.63%
                             ------------------------------------------------    less than
                             $500,000 to          2.00%             2.04%        $250,000
                             $999,999                                            ---------------------------------------------
                             ------------------------------------------------    $250,000 but         2.50%            2.56%
                             $1 million         Net asset         Net asset      less than
                             or more              value             value        $500,000
                             ------------------------------------------------    ---------------------------------------------
                                                                                 $500,000              -0-              -0-
                                                                                 or more
                                                                                 ---------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                        Select Mid Cap Value Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                             Your investment professional must notify the        There are no contingent deferred sales
                             fund's transfer agent of eligibility for any        charges, except in certain circumstances when
                             applicable breakpoint discount at the time of       the initial sales charge is waived. A
                             purchase.                                           contingent deferred sales charge may be
                                                                                 payable to PFD, the fund's distributor, in
                             Class A shares pay a shareholder servicing          the event of a share redemption within 12
                             fee (non-12b-1) of up to 0.25% of average           months following the share purchase at the
                             daily net assets.                                   rate of 1.00% of the lesser of the value of
                                                                                 the shares redeemed or the total cost of such
                                                                                 shares, subject to certain waivers.

                                                                                 Class A shares are subject to distribution
                                                                                 and service (12b-1) fees of up to 0.25% of
                                                                                 average daily net assets. These fees are paid
                                                                                 out of the fund's assets on an ongoing basis.
                                                                                 Over time these fees will increase the cost
                                                                                 of investments and may cost more than other
                                                                                 types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class C sales charges        Class C shares are offered without an initial       Class C shares are offered without an initial
and fees                     sales charge.                                       sales charge.

                             Class C shares are subject to a contingent          Class C shares are subject to a contingent
                             deferred sales charge of 1.00% if sold within       deferred sales charge of 1.00% if you sell
                             one year of purchase.                               your shares within one year of purchase. Your
                                                                                 investment firm may receive a commission from
                             Class C shares pay a shareholder servicing          PFD, the fund's distributor, at the time of
                             fee (non-12b-1) of up to 0.25% of average           your purchase of up to 1.00%.
                             daily net assets and a distribution (12b-1)
                             fee of 0.75% of average daily net assets.           Class C shares are subject to distribution
                                                                                 and service (12b-1) fees of up to 1.00% of
                                                                                 average daily net assets. These fees are paid
                                                                                 out of the fund's assets on an ongoing basis.
                                                                                 Over time these fees will increase the cost
                                                                                 of investments and may cost more than other
                                                                                 types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales    Class I shares are offered without an initial       Class Y shares are offered without an initial
charges and fees             sales charge.                                       sales charge.

                             Class I shares are not subject to a                 Class Y shares are not subject to a
                             contingent deferred sales charge.                   contingent deferred sales charge.

                             Class I shares are not subject to                   Class Y shares are not subject to
                             distribution and service (12b-1) fees.              distribution and service (12b-1) fees.
------------------------------------------------------------------------------------------------------------------------------------
Management fees              The fund pays MAM an annual advisory fee            The fund pays Pioneer a fee for managing the
                             equal to 0.75% of the fund's average daily          fund and to cover the cost of providing
                             net assets.                                         certain services to the fund. Pioneer's fee
                                                                                 varies based on:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                        Select Mid Cap Value Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 o    The fund's assets. Pioneer earns an
                                                                                      annual basic fee equal to 0.70% of the
                                                                                      fund's average daily net assets up to
                                                                                      $500 million, 0.65% of the next $500
                                                                                      million, 0.625% of the next $3 billion
                                                                                      and 0.60% of assets over $4 billion.

                                                                                 o    The fund's performance. The investment
                                                                                      performance of the fund is compared to
                                                                                      the Russell Midcap Value Index. The
                                                                                      basic fee can increase or decrease by a
                                                                                      maximum of 0.10%, depending on the
                                                                                      performance of the fund's Class A shares
                                                                                      relative to the index. The performance
                                                                                      comparison is made for a rolling
                                                                                      36-month period.

                                                                                 Pioneer's fee increases or decreases
                                                                                 depending upon whether the fund's performance
                                                                                 is up and down more or less than that of the
                                                                                 index during the rolling 36-month performance
                                                                                 period. Each percentage point of difference
                                                                                 between the performance of Class A shares and
                                                                                 the index (to a maximum of +/-10 percentage
                                                                                 points) is multiplied by a performance rate
                                                                                 adjustment of 0.01%. As a result, the maximum
                                                                                 annualized rate adjustment is +/-0.10% for
                                                                                 the rolling 36-month performance period. In
                                                                                 addition, Pioneer contractually limits any
                                                                                 positive adjustment of the fund's management
                                                                                 fee to 0.10% of the fund's average daily net
                                                                                 assets on an annual basis (i.e., to a maximum
                                                                                 annual fee of 0.80% after the performance
                                                                                 adjustment).

                                                                                 This performance comparison is made at the
                                                                                 end of each month. An appropriate percentage
                                                                                 of this rate (based on the number of days in
                                                                                 the current month) is then applied to the
                                                                                 fund's average net assets for the entire
                                                                                 performance period, giving a dollar amount
                                                                                 that will be added to (or subtracted from)
                                                                                 the basic fee.
------------------------------------------------------------------------------------------------------------------------------------
Fee waiver and expense       None                                                Pioneer has contractually agreed to limit
limitations                                                                      ordinary operating expenses to the extent
                                                                                 required to reduce fund expenses to 1.43% and
                                                                                 1.18% of the average daily net assets
                                                                                 attributable to Class A shares and Class Y
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                        Select Mid Cap Value Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 shares, respectively. Assuming the
                                                                                 Reorganization is approved, these expense
                                                                                 limitations will be in effect for a period of
                                                                                 three years after the closing of the
                                                                                 Reorganization. There can be no assurance
                                                                                 that Pioneer will extend the expense
                                                                                 limitations beyond such time.
------------------------------------------------------------------------------------------------------------------------------------
                             For a comparison of the gross and net expenses of both funds, please see the class fee tables in the "The Funds' Fees and Expenses" section starting on page
                             77.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because the RMK Fund and the Pioneer Fund have similar investment objectives and primary investment strategies, they are subject to similar principal risks. You could lose money on your investment in each Fund, or not make as much as if you invested elsewhere if:

     o The ongoing global financial crisis has caused a significant decline in the value of many securities, including securities held by the Fund, and the continuation or further deterioration of market conditions may lead to additional losses of value

     o The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole

     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o    Value stocks fall out of favor with investors

     o The Fund's investments remain undervalued or do not have the potential value originally expected

     o The Fund's investment adviser's judgement about the attractiveness, potential value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     Each Fund is subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Stocks tend to have greater volatility than debt securities. The Funds' portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Funds' share price will go up and down. Each Fund's investment adviser attempts to manage market risk by limiting the amount the Fund invests in any single company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

     Each Fund is also subject to risks associated with investing in mid-sized companies. Compared to large companies, mid-size companies, and the market for their equity securities, may

     o Be more sensitive to changes in earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o Be harder to sell at the times and prices the Fund's investment adviser thinks appropriate

     o    Offer greater potential for gain and loss

     o    Be more likely to fall out of favor with investors

     Each Fund is subject to risks associated with investing in value stocks. Value stocks bear the risk that the companies issuing them may not overcome adverse business or other developments that may caused the securities to be out of favor or that the market does not recognize the value of the company, such that the price of its securities declines or does not approach the value that the Fund's investment adviser anticipates. In addition, during certain time periods, market dynamics may favor "growth" securities over "value" securities.

Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

     To the extent either Fund emphasizes, from time to time, investments in a particular market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts ("REITs"), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Because the Pioneer Fund may invest in securities of non-U.S. issuers, including in the securities of emerging markets issuers, it may be subject to the risks below associated with investing in non-U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Pioneer Fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. Pioneer may not be able to sell the Pioneer Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Pioneer Fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Pioneer Fund's return

     Because the Pioneer Fund may invest in REITs, it may be subject to certain unique risks associated with investing in REITs. REITs are significantly affected by the market for real estate and are dependent upon the management skills of REIT managers and cash flow. In addition to its own expenses, the Pioneer Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

     Because the Pioneer Fund may invest in equity and debt securities of non-U.S. issuers, it may be subject to risks associated with debt securities, which include the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the Pioneer Fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the investment adviser. Generally, the Pioneer Fund acquires debt securities that are investment grade, but the Fund may invest in below investment grade debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

     Each Fund may use derivatives. Derivatives involve special risks and costs and may result in losses to the Fund. Each Fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the Fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments or do not correlate well with the underlying asset, rate or index, the Fund may not fully benefit from or could lose money on the derivative position. In addition, derivatives involve risk of loss if the issuer of the derivative defaults on its obligation.

The Funds' Past Performance

     Set forth below is performance information for each Fund. The bar charts show the year-by-year performance of the Funds' Class A shares for the past 10 calendar years or since inception, as applicable. Class C and Class I shares of the RMK Fund and Class C and Class Y shares of the Pioneer Fund will have different performance because they have different expenses. The charts do not reflect any sales charge you may pay when you buy or sell Fund shares. Any sales charge will reduce your return. The tables show average annual total return

(before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts provide an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance, before and after taxes, does not indicate future results.

     The Pioneer Fund began focusing on mid-cap securities during 1999.

  Regions Morgan Keegan Select Mid Cap Value Fund's Annual Returns -- Class A
                                     Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'03                     21.90
'04                     22.38
'05                      6.14
'06                     12.41
'07                      1.17
'08                    -34.18

----------

The highest quarterly return was 14.29% for the quarter ended December 31, 2004

The lowest quarterly return was (21.38)% for the quarter ended December 31, 2008

          Pioneer Mid Cap Value Fund's Annual Returns -- Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                     12.60
'00                     17.64
'01                      5.56
'02                    -11.99
'03                     36.87
'04                     21.67
'05                      7.66
'06                     12.33
'07                      5.31
'08                    -33.70

----------

The highest quarterly return was 17.27% for the quarter ended June 30, 2003

The lowest quarterly return was (21.57)% for the quarter ended December 31, 2008

 Regions Morgan Keegan Select Mid Cap Value Fund's Average Annual Total Returns
                      (for periods ended December 31, 2008)

----------------------------------------------------------------------------------------------------------------
                                                                                            Since      Inception
                                                        1 Year     5 Years    10 Years    Inception      Date
----------------------------------------------------------------------------------------------------------------
 Class A                                                                                                12/09/02
----------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes (with 5.50% sales charge)      (37.80)%    (1.68)%      N/A         1.26%
----------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(1)             (37.80)%    (3.42)%      N/A        (0.44)%
----------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale of    (24.56)%    (1.62)%      N/A         0.87%
  Fund Shares(1)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Class C                                                                                                12/09/02
----------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes (with applicable Contingent    (35.49)%    (1.24)%      N/A         1.59%
  Deferred Sales Charge)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Class I                                                                                                05/10/05
----------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                (34.00)%      N/A        N/A        (5.42)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Russell Mid Cap Value Index(2)                        (38.44)%     0.33%      4.44%
----------------------------------------------------------------------------------------------------------------

----------

(1) After-tax returns are calculated using the historical highest individual federal marginal income and capital gains tax rates and do not reflect the impact of any applicable state and local taxes. Return after taxes on distributions assumes a continued investment in the RMK Fund and shows the effect of taxes on fund distributions. Return after taxes on distributions and sale of fund shares assumes all shares were redeemed at the end of each period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as individual retirement accounts or 401(k) plans. After-tax returns are shown only for Class I shares. After-tax returns for other classes will be different.

(2) The Russell Mid Cap Value Index measures the performance of U.S. mid-cap value stocks. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the RMK Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

          Pioneer Mid Cap Value Fund's Average Annual Total Returns(1)
                      (for periods ended December 31, 2008)

------------------------------------------------------------------------------------------------------------------
                                                                                            Since      Inception
                                                        1 Year     5 Years    10 Years    Inception       Date
------------------------------------------------------------------------------------------------------------------
 Class A                                                                                               07/25/90
------------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                (37.52)%    (0.64)%     5.01%       9.30%
------------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(2)             (37.64)%    (2.16)%     3.44%       7.40%
------------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale of    (24.24)%    (0.34)%     4.09%       7.56%
    Shares(2)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Class C                                                                                               01/31/96
------------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes(3)                             (34.24)%    (0.30)%     4.73%       5.18%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Class Y(4)                                                                                            07/25/90(5)
------------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                (33.40)%     1.01%      6.14%       9.95%
------------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(2)             (33.59)%    (0.56)%     4.54%       8.02%
------------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale of    (21.48)%     1.03%      5.07%       8.14%
    Shares(2)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Russell Mid Cap Value Index (reflects no deduction    (38.44)%     0.33%      4.44%      10.27%(7)
  for fees, expenses or taxes)(6)
------------------------------------------------------------------------------------------------------------------

----------

(1) The table reflects sales charges applicable to the class, assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares will vary from the after-tax returns presented for Class A shares.

(3) The performance of Class C shares does not reflect the 1.00% front-end sales charge in effect prior to February 1, 2004. If you paid a 1.00% sales charge, your returns would be lower than those shown above.

(4) The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares on July 2, 1998 is the performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. You do not pay a sales charge on purchases or redemptions of Class Y shares.

(5) Inception date of Class A shares. Class Y shares commenced operations on July 2, 1998.

(6) The Russell Mid Cap Value Index measures the performance of U.S. mid-cap value stocks. Unlike the Fund, the index is not managed and does not incur fees, expenses or taxes. You cannot invest directly in the index.

(7) Index return information is not available for prior periods. Return of the index since the inception of Class C shares: 7.55%.

     The most recent portfolio managers' discussion of the Funds is attached as Exhibit B.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the RMK Fund, the expenses of the RMK Fund for the period ended November 30, 2008, and (ii) for the Pioneer Fund, the expenses of the Pioneer Fund for the period ended October 31, 2008. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Pioneer Fund after giving effect to the Reorganization based on pro forma net assets as of November 30, 2008.

                                                   Regions Morgan
                                                    Keegan Select       Pioneer
                                                       Mid Cap          Mid Cap           Combined
                                                     Value Fund        Value Fund         Pioneer
                                                    (period ended    (period ended        Mid Cap
                                                    November 30,      October 31,        Value Fund
                                                        2008)            2008)          (Pro Forma)
                                                   --------------    -------------      -----------
Shareholder transaction fees
 (paid directly from your investment)                 Class A          Class A           Class A
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ..............        5.50%            5.75%             5.75%
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less         None(1)          None(2)           None(2)
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ..................................        0.75%            0.60%             0.60%
Distribution and Service (12b-1) Fee ............        0.25%            0.25%             0.25%
Other Expenses ..................................        0.43%            0.28%             0.28%
------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ............        1.43%            1.13%             1.13%
------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ........        0.00%            0.00%             0.00%(4)
Total Annual Fund Operating Expenses ............        1.43%            1.13%             1.13%
------------------------------------------------------------------------------------------------------

                                                  Regions Morgan
                                                   Keegan Select       Pioneer
                                                      Mid Cap          Mid Cap        Combined
                                                     Value Fund       Value Fund       Pioneer
                                                   (period ended    (period ended      Mid Cap
                                                    November 30,     October 31,     Value Fund
                                                       2008)            2008)        (Pro Forma)
                                                   --------------    ------------    -----------
Shareholder transaction fees
 (paid directly from your investment)                Class C           Class C        Class C
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ..............       None              None           None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less        1.00%(3)          1.00%          1.00%
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ..................................       0.75%             0.60%          0.60%
Distribution and Service (12b-1) Fee ............       1.00%             1.00%          1.00%
Other Expenses ..................................       0.43%             0.38%          0.37%
------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ............       2.18%             1.98%          1.97%
------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ........       0.00%             0.00%          0.00%
Total Annual Fund Operating Expenses ............       2.18%             1.98%          1.97%
------------------------------------------------------------------------------------------------

                                                                              Regions Morgan
                                                                               Keegan Select     Pioneer Mid Cap      Combined
                                                                            Mid Cap Value Fund      Value Fund     Pioneer Mid Cap
                                                                              (period ended      (period ended      Value Fund
                                                                            November 30, 2008)  October 31, 2008)    (Pro Forma)
                                                                            ------------------  -----------------  ---------------
Shareholder transaction fees
 (paid directly from your investment)                                            Class I            Class Y            Class Y
Maximum sales charge (load) when you buy shares
 as a percentage of offering price                                                  None               None               None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .........................          None               None               None
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ...........................................................          0.75%              0.60%              0.60%
Distribution and Service (12b-1) Fee .....................................          0.00%              0.00%              0.00%
Other Expenses ...........................................................          0.43%              0.11%              0.11%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .....................................          1.18%              0.71%              0.71%
------------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .................................          0.00%              0.00%              0.00%(4)
Total Annual Fund Operating Expenses .....................................          1.18%              0.71%              0.71%
------------------------------------------------------------------------------------------------------------------------------------

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's total operating expenses remain the same, and (e) with respect to the Pioneer Fund, Pioneer's contractual expense limitation is in effect for year one. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                         Regions Morgan                            Combined
                                          Keegan Select                         Pioneer Mid Cap
                                             Mid Cap        Pioneer Mid Cap       Value Fund
Number of years you own your shares        Value Fund          Value Fund         (Pro Forma)
-------------------------------------   ----------------   -----------------   ----------------
Class A -- with or without redemption
 Year 1 .............................        $  688              $  684             $  684
 Year 3 .............................        $  978              $  913             $  913
 Year 5 .............................        $1,289              $1,161             $1,161
 Year 10 ............................        $2,169              $1,871             $1,871
Class C -- with redemption
 Year 1 .............................        $  321              $  301             $  300
 Year 3 .............................        $  682              $  621             $  618
 Year 5 .............................        $1,169              $1,068             $1,062
 Year 10 ............................        $2,513              $2,306             $2,296
Class C -- without redemption
 Year 1 .............................        $  221              $  201             $  200
 Year 3 .............................        $  682              $  621             $  618
 Year 5 .............................        $1,169              $1,068             $1,062
 Year 10 ............................        $2,513              $2,306             $2,296
Class I/Y
 Year 1 .............................        $  120              $   73             $   73
 Year 3 .............................        $  375              $  227             $  227
 Year 5 .............................        $  649              $  395             $  395
 Year 10 ............................        $1,432              $  883             $  883

----------

(1) On purchases of Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class A shares redeemed within one year of purchase.

(2) Class A purchases of $500,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00%.

(3) A contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class C shares redeemed within one year of the purchase date.

(4) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.43% and 1.18% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of three years after the close of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

Reasons for the Proposed Reorganization

     The RMK Trustees believe that the proposed Reorganization is in the best interests of the RMK Fund and its shareholders. The RMK Trustees considered the following matters, among others, in approving this Proposal 4.

     First, MAM, the investment adviser to the RMK Fund, informed the RMK Board that engaging in the business of investment adviser to the RMK Funds is not a core business that MAM intends to continue and that Regions would be conducting a search for a buyer for MAM's mutual fund management business. After requests for proposals were solicited, received and reviewed, MAM and Regions decided to recommend to the RMK Board that the RMK Funds be reorganized into similar mutual funds managed by Pioneer, as being in the best interest of shareholders of each of the RMK Funds.

     Second, the RMK Board considered that the pro forma net expense ratio of the combined Pioneer Fund is expected to be the same or lower for each class of shares of the combined Pioneer Fund as compared to the corresponding classes of your RMK Fund. The pro forma net expense ratios for the combined Pioneer Fund's Class A, Class C and Class Y shares are anticipated to be 1.13%, 1.97% and 0.71%, respectively, after giving effect to Pioneer's contractual expense limitation with respect to Class A and Class Y shares, and the historical net expense ratios for the corresponding classes of shares of your RMK Fund are 1.43%, 2.18% and 1.18%, respectively. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and further reduced per share expenses.

     Third, the RMK Board considered that Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce fund expenses to 1.43% and 1.18% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the shareholders of your RMK Fund approve the Reorganization, these expense limitations will be in effect for the combined Pioneer Fund for a period of three years from the Closing Date. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Fourth, the Pioneer Fund's management fee (0.70% of average daily net assets before any performance adjustment and up to a maximum of 0.80% after all performance adjustments) is lower than the advisory fee of your RMK Fund (0.75% of average daily net assets). The RMK Board noted that at November 30, 2008, the advisory fee payable by your RMK Fund was 0.75%. The performance-adjusted management fee of the combined Pioneer Fund, had the Reorganization occurred on that date, would be 0.60%, which is lower than your RMK Fund's fixed management fee.

     Fifth, the reputation, financial strength, resources and capabilities of Pioneer will benefit RMK Fund shareholders. At December 31, 2008, Pioneer managed $49 billion in assets. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management of the group were approximately $206 billion worldwide. Shareholders of your RMK Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. As of December 31, 2008, the Pioneer family of mutual funds offers over 75 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your RMK Fund's shareholders through exchanges. In addition, your RMK Fund may reduce the level of its operational expenses for administrative, compliance and portfolio management services if it becomes part of a large mutual fund complex.

     Sixth, the substantially larger size of the combined Pioneer Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks and provide benefits to the shareholders of the Fund from the long-term economies of scale that may result from consummation of the Reorganization.

     Seventh, the Class A, Class C and Class Y shares of the Pioneer Fund received in the Reorganization will provide the RMK Fund shareholders with exposure to substantially the same investment product as they have currently.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Code and therefore you will not recognize gain or loss for federal income tax purposes on the exchange of your shares for corresponding shares of the Pioneer Fund. However, in order to maintain its qualification for taxation as a regulated investment company, the RMK Fund will declare and pay a distribution of its realized net capital gains for the taxable year ending on the Closing Date, together with any undistributed investment company taxable income and net tax-exempt income for such taxable year, to its shareholders shortly before the Reorganization. Such distributions may affect the amount, timing or character of taxable income that the RMK Fund's shareholders realize in respect of their RMK Fund shares. For more information, see "Tax Status of the Reorganization" on page 204 of this Proxy Statement/Prospectus. Although the Reorganization will result in a per share increase in net unrealized capital gains and decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and MAM have agreed to each pay 50% of all proxy and solicitation costs associated with the Funds' participation in the Reorganization.

     The RMK Trustees also considered that Pioneer and MAM will benefit from the Reorganization. See "Will Pioneer and MAM Benefit from the Reorganizations?"

                                 CAPITALIZATION

     The following table sets forth the capitalization of the RMK Fund and the Pioneer Fund as of March 16, 2009 and the pro forma combined capitalization of the combined Pioneer Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between March 16, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

                                       Regions Morgan
                                       Keegan Select                               Pioneer Mid Cap
                                          Mid Cap           Pioneer Mid Cap          Value Fund
                                         Value Fund           Value Fund              Pro Forma
                                     -----------------   --------------------   --------------------
Net Assets
 Class A .........................     $   7,453,820       $    832,911,420       $    840,365,240
 Class B .........................                --       $     51,164,009       $     51,164,009
 Class C .........................     $     244,366       $     69,250,828       $     69,495,194
 Class I/Y .......................     $  18,369,820       $    208,541,783       $    226,911,603
 Class R .........................                --       $     36,552,767       $     36,552,767
                                       -------------       ----------------       ----------------
Total Net Assets of Fund .........     $  26,068,006       $  1,198,420,807       $  1,224,488,813
Net Asset Value Per Share
 Class A .........................     $        5.70       $          12.38       $          12.38
 Class B .........................                --       $          10.34       $          10.34
 Class C .........................     $        5.44       $          10.25       $          10.25
 Class I/Y .......................     $        5.70       $          12.92       $          12.92
 Class R .........................                --       $          12.22       $          12.22
Shares Outstanding
 Class A .........................         1,308,475             67,282,801             67,884,887
 Class B .........................                --              4,948,978              4,948,978
 Class C .........................            44,915              6,758,391              6,782,232
 Class I/Y .......................         3,224,838             16,137,817             17,559,630
 Class R .........................                --              2,991,779              2,991,779

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your RMK Fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Fund shares that will actually be received and distributed.

                             ADDITIONAL INFORMATION

     For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the RMK Fund shareholders and information concerning the meeting of your RMK Fund shareholders, the tax status of the Reorganization, a comparison of Delaware statutory trusts and Massachusetts business trusts, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Pioneer Fund values its securities, financial highlights information for each Pioneer Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Proposal 11.

                    RMK BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the RMK Trustees, including the Independent RMK Trustees, approved the Reorganization. In particular, the RMK Trustees have concluded that participation in the Reorganization is in the best interests of the RMK Fund and that the interests of the RMK Fund's existing shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     THE RMK TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR RMK FUND VOTE "FOR" PROPOSAL 4 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                     Regions Morgan Keegan Select Value Fund
                                       and
                            Pioneer Cullen Value Fund

                                   PROPOSAL 5

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of this Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled "Terms of Each Agreement and Plan of Reorganization" in the back of this Proxy Statement/Prospectus, after the discussion of the various Proposals.

     If Proposal 5 is approved, Regions Morgan Keegan Select Value Fund (the "RMK Fund") will be reorganized into Pioneer Cullen Value Fund (the "Pioneer Fund" and, together with the RMK Fund, the "Funds"), as described above, and the Pioneer Fund will issue Class A, Class C and Class Y shares, as applicable, to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A, Class C and Class I shares, respectively.

     The RMK Fund and the Pioneer Fund have similar investment objectives, primary investment strategies and related risks. The table below provides a comparison of certain features of the two Funds.

 Comparison of Regions Morgan Keegan Select Value Fund to Pioneer Cullen Value
                                      Fund

------------------------------------------------------------------------------------------------------------------------------------
                                Regions Morgan Keegan Select Value Fund                     Pioneer Cullen Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective(s)     The fund's investment objective is income and        The fund's primary investment objective is
                            growth of capital.                                   capital appreciation and the fund's secondary
                                                                                 investment objective is current income.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments and     The fund invests in common and preferred             The fund invests primarily in equity securities.
investment strategies       stocks according to a sector-weighting strategy      The fund may invest a significant portion of its
                            in which attractive market valuation levels are      assets in equity securities of medium- and
                            assigned priority over prospects for future          large-capitalization companies. Consequently,
                            earnings growth. MAM attempts to identify            the fund will be subject to the risks of investing
                            those sectors of the economy that, given the         in companies with market capitalizations of
                            current phase of the business cycle, are likely      $1.5 billion or more.
                            to realize gains in share prices as market
                            valuation factors readjust over time. Selected       For purposes of the fund's investment policies,
                            sectors and companies will tend to possess           equity securities include common stocks,
                            price-to-earnings (P/E) and price-to-book ratios     convertible debt and other equity instruments,
                            below broad market averages, while dividend          such as exchange-traded funds (ETFs) that
                            yields generally will be higher than market          invest primarily in equity securities, depositary
                            averages. Common and preferred stocks are            receipts, warrants, rights, equity interests in
                            expected to produce dividends, and selected          real estate investment trusts (REITs) and
                            companies will generally possess market              preferred stocks.
                            capitalizations of $2 billion or more at the time
                            of purchase. Convertible securities of smaller
                            companies may also be included in the
                            fund's portfolio.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Regions Morgan Keegan Select Value Fund                     Pioneer Cullen Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                            MAM seeks to identify companies that have            The fund may invest up to 30% of its total
                            clearly defined business strategies, produce         assets in securities of non-U.S. issuers. Up to
                            consistent revenue streams from an                   10% of the fund's total assets may be
                            established customer base, enjoy significant         invested in securities of emerging market
                            market share in their respective industries,         issuers. Non-U.S. securities may be issued by
                            produce healthy cash-flows, achieve consistent       non-U.S. governments, banks or corporations
                            increases in sales, operating margins, and           or private issuers, and certain supranational
                            corporate earnings, and have experienced             organizations, such as the World Bank and the
                            management teams with consistent records of          European Union. The fund may invest in
                            delivering shareholder value. MAM periodically       securities of Canadian issuers to the same
                            reviews market prices in relation to the             extent as securities of U.S. issuers.
                            stock's intrinsic value and adjusts the fund's
                            holdings accordingly.                                Pioneer has engaged Cullen to act as the
                                                                                 fund's sub-adviser under Pioneer's
                                                                                 supervision. The fund uses a "value" style of
                                                                                 management. Using this investment style, the
                                                                                 sub-adviser seeks securities the sub-adviser
                                                                                 believes are selling at substantial discounts to
                                                                                 their underlying values. The sub-adviser
                                                                                 evaluates a security's potential value, including
                                                                                 the attractiveness of its market valuation,
                                                                                 based on the company's assets and prospects
                                                                                 for earnings growth. In making that
                                                                                 assessment, the sub-adviser employs due
                                                                                 diligence and fundamental research, an
                                                                                 evaluation of the issuer based on its financial
                                                                                 statements and operations. The sub-adviser
                                                                                 also considers a security's potential to provide
                                                                                 current income. The sub-adviser relies on the
                                                                                 knowledge, experience and judgment of its
                                                                                 staff who have access to a wide variety of
                                                                                 research. The sub-adviser focuses on the
                                                                                 quality and price of individual issuers, not on
                                                                                 economic sector or market-timing strategies.
                                                                                 Factors the sub-adviser looks for in selecting
                                                                                 investments include:

                                                                                 o a below average price/earnings ratio as
                                                                                   compared to that of the Standard & Poor's
                                                                                   (S&P) 500 Stock Index; and

                                                                                 o above average projected earnings growth as
                                                                                   compared to that of the S&P 500 Stock
                                                                                   Index.

                                                                                 The sub-adviser generally sells a portfolio
                                                                                 security when it believes that the security's
                                                                                 market value reflects its underlying value. The
                                                                                 sub-adviser makes that determination based
                                                                                 upon the same criteria it uses to select
                                                                                 portfolio securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Regions Morgan Keegan Select Value Fund                     Pioneer Cullen Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 The fund may invest up to 10% of its total
                                                                                 assets in debt securities of U.S. and non-U.S.
                                                                                 issuers. Generally the fund acquires debt
                                                                                 securities that are investment grade, but the
                                                                                 fund may invest up to 5% of its net assets in
                                                                                 below investment grade debt securities
                                                                                 including below investment grade convertible
                                                                                 debt securities. The fund invests in debt
                                                                                 securities when the sub-adviser believes they
                                                                                 are consistent with the fund's investment
                                                                                 objectives of capital appreciation and,
                                                                                 secondarily, current income, to diversify the
                                                                                 fund's portfolio or for greater liquidity.

                                                                                 With respect to the investment strategies and
                                                                                 practices enumerated above, to the extent that
                                                                                 a percentage limitation is not specified, there
                                                                                 is no specific limit on the fund's ability to
                                                                                 engage in such strategy or practice.
------------------------------------------------------------------------------------------------------------------------------------
Cash management and         To minimize potential losses and maintain            Normally, the fund invests substantially all of
temporary investments       liquidity to meet shareholder redemptions            its assets to meet its investment objectives.
                            during adverse market conditions, the fund           The fund may invest the remainder of its
                            may temporarily depart from its principal            assets in securities with remaining maturities
                            investment strategy by investing up to 100%          of less than one year or cash equivalents, or
                            of the fund's assets in cash and cash                may hold cash. For temporary defensive
                            equivalents, including short-term bank               purposes, including during periods of unusual
                            obligations, repurchase agreements and other         cash flows, the fund may depart from its
                            money market instruments and securities              principal investment strategies and invest part
                            issued and/or guaranteed as to payment of            or all of its assets in these securities or may
                            principal and interest by the U.S. government,       hold cash. During such periods, the fund may
                            its agencies or instrumentalities. This may          not be able to achieve its investment
                            cause the fund to temporarily fail to meet its       objectives. The fund may adopt a defensive
                            goal and forego greater investment returns for       strategy when the sub-adviser believes
                            the safety of principal.                             securities in which the fund normally invests
                                                                                 have extraordinary risks due to political or
                                                                                 economic factors and in other
                                                                                 extraordinary circumstances.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading          Although the fund does not intend to invest for      The fund usually does not trade for short-term
                            the purpose of seeking short-term profits,           profits. The fund will sell an investment,
                            securities will be sold without regard to the        however, even if it has only been held for a
                            length of time they have been held when MAM          short time, if it no longer meets the fund's
                            believes it is appropriate to do so in light of      investment criteria. If the fund does a lot of
                            the fund's investment goal. A higher portfolio       trading, it may incur additional operating
                            turnover rate involves greater transaction           expenses, which would reduce performance,
                            expenses which must be borne directly by the         and could cause shareowners to incur a
                            fund (and thus, indirectly by its shareholders),     higher level of taxable income or capital gains.
                            and impact fund performance. In addition, a
                            high rate of portfolio turnover may result in the
                            realization of larger amounts of net capital
                            gains that, when distributed to the fund's
                            shareholders, are taxable to them.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Regions Morgan Keegan Select Value Fund                     Pioneer Cullen Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                 The fund may enter into derivative contracts.        The fund may, but is not required to, use
                            Derivative contracts are financial instruments       futures and options on securities, indices
                            that require payments based upon changes in          and currencies, forward foreign currency
                            the values of designated (or underlying)             exchange contracts and other derivatives. A
                            securities, currencies, commodities, financial       derivative is a security or instrument whose
                            indices or other assets. Some derivative             value is determined by reference to the value
                            contracts (such as futures, forwards and             or the change in value of one or more
                            options) require payments relating to a future       securities, currencies, indices or other
                            trade involving the underlying asset. Other          financial instruments. Although there is no
                            derivative contracts (such as swaps) require         specific limitation on investing in
                            payments relating to the income or returns           derivatives, the fund does not use
                            from the underlying asset.                           derivatives as a primary investment technique
                                                                                 and generally limits their use to hedging.
                            MAM may trade in options or futures in order         However, the fund may use derivatives for a
                            to hedge the fund's portfolio against market         variety of non-principal purposes, including:
                            shifts as well as to increase returns.
                                                                                 o    As a hedge against adverse changes in
                                                                                      the market prices of securities,
                                                                                      interest rates or currency exchange
                                                                                      rates

                                                                                 o    As a substitute for purchasing or
                                                                                      selling securities

                                                                                 o    To increase the fund's return as a non-
                                                                                      hedging strategy that may be considered
                                                                                      speculative

                                                                                 Derivatives may be subject to market risk,
                                                                                 interest rate risk and credit risk. The
                                                                                 fund's use of certain derivatives may, in
                                                                                 some cases, involve forms of financial
                                                                                 leverage, which involves risk and may
                                                                                 increase the volatility of the fund's net
                                                                                 asset value. Even a small investment in
                                                                                 derivatives can have a significant impact on
                                                                                 the fund's exposure to the market prices of
                                                                                 securities, interest rates or currency
                                                                                 exchange rates. Therefore, using derivatives
                                                                                 can disproportionately increase losses and
                                                                                 reduce opportunities for gain. If changes in
                                                                                 a derivative's value do not correspond to
                                                                                 changes in the value of the fund's other
                                                                                 investments or do not correlate well with the
                                                                                 underlying asset, rate or index, the fund may
                                                                                 not fully benefit from or could lose money on
                                                                                 the derivative position. In addition,
                                                                                 derivatives involve risk of loss if the
                                                                                 issuer of the derivative defaults on its
                                                                                 obligation. Certain derivatives may be less
                                                                                 liquid, which may reduce the returns of the
                                                                                 fund if it cannot sell or terminate the
                                                                                 derivative at an advantageous time or price.
                                                                                 Some derivatives may involve the risk of
                                                                                 improper valuation. The fund will only invest
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Regions Morgan Keegan Select Value Fund                     Pioneer Cullen Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 in derivatives to the extent the sub-adviser
                                                                                 believes these investments are consistent with
                                                                                 the fund's investment objectives, but
                                                                                 derivatives may not perform as intended.
                                                                                 Suitable derivatives may not be available in all
                                                                                 circumstances or at reasonable prices and
                                                                                 may not be used by the fund for a variety
                                                                                 of reasons.

------------------------------------------------------------------------------------------------------------------------------------
Investment adviser,         Investment Adviser:                                  Investment Adviser:
sub-adviser and portfolio   MAM                                                  Pioneer
managers
                            Portfolio Manager:                                   Sub-adviser:
                            Day-to-day management of the fund's portfolio        Cullen Capital Management LLC ("Cullen") is
                            is the responsibility of Walter A. Hellwig. The      an investment advisory firm that was
                            portfolio manager is supported by MAM's              established in 2000. As of December 31,
                            equity and/or fixed income research teams            2008, Cullen had approximately $4.73 billion
                            which provide fundamental research and               in net assets under management. Cullen is
                            quantitative analysis used to run MAM's              located at 645 Fifth Avenue, New York, New
                            internal investment models.                          York 10022.

                            Mr. Hellwig is a Senior Vice President and           Portfolio Managers:
                            Senior Portfolio Manager for MAM. He has             Day-to-day management of the fund's portfolio
                            more than thirty years experience in                 is the responsibility of James P. Cullen (lead
                            investment management and research. From             manager), President of Cullen (since 2000),
                            2004 to present, Mr. Hellwig has served as the       John C. Gould, Executive Vice President of
                            Portfolio Manager for the fund.                      Cullen (since 2000) and Brooks H. Cullen,
                            From 1997 to 2004, Mr. Hellwig served as             Vice President of Cullen (since 2000).
                            Senior Vice President and Senior Portfolio
                            Manager at Union Planters Investment
                            Advisors and was also Chairman of the firm's
                            Equity Policy Committee. From 1994 to 1997,
                            Mr. Hellwig served as a Portfolio Manager for
                            Federated Investors, Inc. From 1986 to 1994,
                            Mr. Hellwig held several positions within
                            Boatmen's Investment Services and Boatmen's
                            Trust including Director of Investment
                            Research and Research Analyst. Prior to
                            entering the investment industry, Mr. Hellwig
                            served as a Vice President of Commercial
                            Loans at a Midwestern bank. Mr. Hellwig
                            received a B.S. in Business Administration in
                            1972 and an M.B.A. from Washington
                            University in St. Louis, Missouri.
------------------------------------------------------------------------------------------------------------------------------------
Business                    A diversified series of the RMK Trust, an            A diversified series of Pioneer Series Trust III,
                            open-end management investment company               an open-end management investment
                            organized as a Massachusetts business trust.         company organized as a Delaware
                                                                                 statutory trust.

------------------------------------------------------------------------------------------------------------------------------------
Net assets (as of           $123,323,779                                         $2,667,764,512
March 16, 2009)
------------------------------------------------------------------------------------------------------------------------------------

                      Classes of Shares, Fees and Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                        Regions Morgan Keegan
                                          Select Value Fund                               Pioneer Cullen Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges       Class A shares are offered with an initial sales     Class A shares are offered with an initial sales
and fees                    charge up to 5.50% of the offering price, which      charge up to 5.75% of the offering price, which
                            is reduced depending upon the amount                 is reduced or waived for large purchases and
                            invested as described below or, in certain           certain types of investors. At the time of your
                            circumstances, waived. Class A shares bought         purchase, your investment firm may receive a
                            as part of an investment of $1 million or more       commission from Pioneer Funds Distributor,
                            are not subject to an initial sales charge, but      Inc. ("PFD"), the fund's distributor, of up to
                            may be charged a contingent deferred sales           5%, declining as the size of your investment
                            charge of 1.00% if sold within one year              increases.
                            of purchase.
                                                                                 You pay the offering price (the net asset value
                            Your investment may qualify for a reduction or       per share plus any initial sales charge) when
                            elimination of the sales charge, also known as       you buy Class A shares unless you qualify to
                            a breakpoint discount. The following lists the       purchase shares at net asset value. You pay a
                            sales charges, which will be applied to your         lower sales charge as the size of your
                            Class A share purchase, subject to the               investment increases. You do not pay a sales
                            breakpoint discounts indicated:                      charge when you reinvest dividends or capital
                                                                                 gain distributions paid by the fund. You do not
                                                                                 pay a contingent deferred sales charge when
                                                                                 you sell shares purchased through reinvestment
                            -------------------------------------------------    of dividends or capital gain distributions.
                                Your           As a % of       As a % of Net
                             Investment      Offering Price       Amounts        ---------------------------------------------
                                                                 Invested                             Sales charge as % of
                            -------------------------------------------------    ---------------------------------------------
                            Up to $49,999         5.50%             5.82%         Amount of      Offering Price    Net Amounts
                            -------------------------------------------------     purchase                          Invested
                            $50,000 to            4.50%             4.71%        ---------------------------------------------
                            $99,999                                              Less than           5.75%             6.10%
                            -------------------------------------------------    $50,000
                            $100,000 to           3.75%             3.90%        ---------------------------------------------
                            $249,999                                             $50,000 but         4.50%             4.71%
                            -------------------------------------------------    less than
                            $250,000 to           2.50%             2.56%        $100,000
                            $499,999                                             ---------------------------------------------
                            -------------------------------------------------    $100,000 but        3.50%             3.63%
                            $500,000 to           2.00%             2.04%        less than
                            $999,999                                             $250,000
                            -------------------------------------------------    ---------------------------------------------
                            $1 million          Net asset        Net asset       $250,000 but        2.50%             2.56%
                            or more               value            value         less than
                            -------------------------------------------------    $500,000
                                                                                 ---------------------------------------------
                                                                                 $500,000             -0-               -0-
                                                                                 or more
                                                                                 ---------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Regions Morgan Keegan
                                          Select Value Fund                               Pioneer Cullen Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                            Your investment professional must notify the         There are no contingent deferred sales
                            fund's transfer agent of eligibility for any         charges, except in certain circumstances when
                            applicable breakpoint discount at the time of        the initial sales charge is waived. A
                            purchase.                                            contingent deferred sales charge may be
                                                                                 payable to PFD, the fund's distributor, in
                            Class A shares pay a shareholder servicing           the event of a share redemption within 12
                            fee (non-12b-1) of up to 0.25% of average            months following the share purchase at the
                            daily net assets.                                    rate of 1.00% of the lesser of the value of
                                                                                 the shares redeemed or the total cost of such
                                                                                 shares, subject to certain waivers.

                                                                                 Class A shares are subject to distribution
                                                                                 and service (12b-1) fees of up to 0.25% of
                                                                                 average daily net assets. These fees are paid
                                                                                 out of the fund's assets on an ongoing basis.
                                                                                 Over time these fees will increase the cost
                                                                                 of investments and may cost more than other
                                                                                 types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class C sales charges and   Class C shares are offered without an initial        Class C shares are offered without an initial
fees                        sales charge.                                        sales charge.

                            Class C shares are subject to a contingent           Class C shares are subject to a contingent
                            deferred sales charge of 1.00% if sold within        deferred sales charge of 1.00% if you sell
                            one year of purchase.                                your shares within one year of purchase. Your
                                                                                 investment firm may receive a commission from
                            Class C shares pay a shareholder servicing           PFD, the fund's distributor, at the time of
                            fee (non-12b-1) of up to 0.25% of average            your purchase of up to 1.00%.
                            daily net assets and a distribution (12b-1)
                            fee of 0.75% of average daily net assets.            Class C shares are subject to distribution
                                                                                 and service (12b-1) fees of up to 1.00% of
                                                                                 average daily net assets. These fees are paid
                                                                                 out of the fund's assets on an ongoing basis.
                                                                                 Over time these fees will increase the cost
                                                                                 of investments and may cost more than other
                                                                                 types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales   Class I shares are offered without an initial        Class Y shares are offered without an initial
charges and fees            sales charge.                                        sales charge.

                            Class I shares are not subject to a                  Class Y shares are not subject to a
                            contingent deferred sales charge.                    contingent deferred sales charge.

                            Class I shares are not subject to                    Class Y shares are not subject to
                            distribution and service (12b-1) fees.               distribution and service (12b-1) fees.
------------------------------------------------------------------------------------------------------------------------------------
Management fees             The fund pays MAM an annual advisory fee             The fund pays Pioneer a fee for managing the
                            equal to 0.75% of the fund's average daily           fund and to cover the cost of providing
                            net assets.                                          certain services to the fund.

                                                                                 Pioneer's fee is equal to 0.70% of the fund's
                                                                                 average daily net asset up to $1 billion,
                                                                                 0.65% of the next $1 billion, 0.60% of the
                                                                                 next $1 billion and 0.55% on assets over $3
                                                                                 billion. The fee is accrued daily and paid
                                                                                 monthly.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Regions Morgan Keegan
                                          Select Value Fund                               Pioneer Cullen Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 For its services, Cullen is entitled to a
                                                                                 subadvisory fee from Pioneer at an annual
                                                                                 rate of the fund's average daily net assets
                                                                                 as following: 0.35% of the fund's average
                                                                                 daily net asset up to $1 billion, 0.325% of
                                                                                 the next $1 billion, 0.30% of the next $1
                                                                                 billion and 0.275% on assets over $3 billion.
                                                                                 The fee will be paid monthly in arrears. The
                                                                                 fund does not pay a fee to Cullen.
------------------------------------------------------------------------------------------------------------------------------------
Fee waiver and expense      None                                                 Pioneer has contractually agreed to limit
limitations                                                                      ordinary operating expenses to the extent
                                                                                 required to reduce fund expenses to 1.25% and
                                                                                 2.15% of the average daily net assets
                                                                                 attributable to Class A shares and Class C
                                                                                 shares, respectively. These expense
                                                                                 limitations are in effect through November 1,
                                                                                 2009 for Class A and Class C shares. In
                                                                                 addition, Pioneer has contractually agreed to
                                                                                 limit ordinary operating expenses to the
                                                                                 extent required to reduce fund expenses to
                                                                                 1.26% and 1.01% of the average daily net
                                                                                 assets attributable to Class A shares and
                                                                                 Class Y shares, respectively. Assuming the
                                                                                 Reorganization is approved, these expense
                                                                                 limitations will be in effect for a period of
                                                                                 three years after the closing of the
                                                                                 Reorganization. There can be no assurance
                                                                                 that Pioneer will extend the expense
                                                                                 limitations beyond such time.
------------------------------------------------------------------------------------------------------------------------------------
                            For a comparison of the gross and net expenses of both funds, please see the class fee tables in the "The Funds' Fees and Expenses" section starting on page
                            94.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because the RMK Fund and the Pioneer Fund have similar investment objectives and primary investment strategies, they are subject to similar principal risks. You could lose money on your investment in each Fund, or not make as much as if you invested elsewhere if:

     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o    Large, mid-size or value stocks fall out of favor with investors

     o The Fund's investments remain undervalued or do not have the potential value originally expected

     o The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     Each Fund is subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Stocks tend to have greater volatility than debt securities. The Funds' portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Funds' share price will go up and down. Each Fund's investment adviser attempts to manage market risk by limiting the amount the Fund invests in any single company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

     Each Fund is subject to risks associated with investing in value stocks. Value stocks bear the risk that the companies issuing them may not overcome adverse business or other developments that may caused the securities to be out of favor or that the market does not recognize the value of the company, such that the price of its securities declines or does not approach the value that the Fund's investment adviser anticipates. In addition, during certain time periods, market dynamics may favor "growth" securities over "value" securities. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

     Each Fund is also subject to company size risk, which relates to the market capitalization of the company issuing the stock. Market capitalization is determined by multiplying the number of a company's outstanding shares by the current market price per share. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Stocks of small- and mid-capitalization companies are also usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stock of large-capitalization companies. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations. Each Fund may experience difficulty in purchasing or selling securities of small- and mid-capitalization companies at the desired time and price.

     To the extent either Fund emphasizes, from time to time, investments in a particular market segment, the Fund will be subject to a greater degree to the risks of the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts ("REITs"), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. Industries in the consumer staples segment, such as food and drug retailing, beverages, food and tobacco products, household products and personal products, are subject to government regulation affecting ingredients and production methods. These industries also may be affected by competition, changes in consumer tastes and other factors affecting supply and demand, and litigation.

     The Pioneer Fund may invest in fewer than 40 securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

     Because the Pioneer Fund may invest in securities of non-U.S. issuers, including in the securities of emerging markets issuers, it may be subject to the risks below associated with investing in non-U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Pioneer Fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Pioneer Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Pioneer Fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Pioneer Fund's return

     To the extent either Fund invests in debt securities, it may be subject to the risks associated with investing in debt securities. Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the Fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the investment adviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

     Each Fund may use derivatives. Derivatives involve special risks and costs and may result in losses to the Fund. Each Fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the Fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments or do not correlate well with the underlying asset, rate or index, the Fund may not fully benefit from or could lose money on the derivative position. In addition, derivatives involve risk of loss if the issuer of the derivative defaults on its obligation.

The Funds' Past Performance

     Set forth below is performance information for each Fund. The bar charts show the year-by-year performance of the Funds' Class A shares for the past 10 calendar years or since inception, as applicable. Class C and Class I shares of the RMK Fund and Class C and Class Y shares of the Pioneer Fund will have different performance because they have different expenses. The charts do not reflect any sales charge you may pay when you buy or sell Fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with broad-based securities market indices. The bar charts provide an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance, before and after taxes, does not indicate future results.

     The Pioneer Fund acquired the assets and liabilities of Cullen Value Fund (the predecessor fund) on February 25, 2005. As a result of the reorganization, the Pioneer Fund is the accounting successor of the predecessor fund. The predecessor fund offered only one class of shares which was most similar to Class A shares of the Pioneer Fund, except that the predecessor fund did not impose a sales charge. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Pioneer Fund. The performance of Class A, Class C and Class Y shares of the Pioneer Fund includes the net asset value performance of the predecessor fund's single class of shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer Fund were reflected, the performance would be lower.

   Regions Morgan Keegan Select Value Fund's Annual Returns -- Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                      5.75
'00                      1.61
'01                    -11.00
'02                    -17.37
'03                     22.15
'04                      7.84
'05                     12.63
'06                      9.92
'07                     19.22
'08                    -41.02

----------

The highest quarterly return was 14.21% for the quarter ended June 30, 2003

The lowest quarterly return was (23.17)% for the quarter ended December 31, 2008

          Pioneer Cullen Value Fund's Annual Returns -- Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'01                      2.13
'02                     -7.92
'03                     38.07
'04                     14.14
'05                     13.34
'06                     16.63
'07                      6.82
'08                    -31.87

----------

The highest quarterly return was 19.12% for the quarter ended December 31, 2003

The lowest quarterly return was (18.48)% for the quarter ended December 31, 2008

     Regions Morgan Keegan Select Value Fund's Average Annual Total Returns
                      (for periods ended December 31, 2008)

---------------------------------------------------------------------------------------------------------------
                                                                                           Since      Inception
                                                       1 Year     5 Years    10 Years    Inception      Date
---------------------------------------------------------------------------------------------------------------
Class A(1)                                                                                            12/19/94
---------------------------------------------------------------------------------------------------------------
-- Return Before Taxes (with 5.50% sales charge)      (44.26)%    (2.37)%    (1.54)%      4.41%
---------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions(2)             (44.38)%    (2.57)%    (2.03)%       N/A
---------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions and Sale of    (28.61)%    (1.96)%    (1.44)%       N/A
   Fund Shares(2)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Class C                                                                                               02/21/02
---------------------------------------------------------------------------------------------------------------
-- Return Before Taxes (with applicable Contingent    (42.05)%    (1.96)%      N/A       (0.98)%
   Deferred Sales Charge)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Class I                                                                                               06/16/04
-- Return Before Taxes                                (40.85)%       NA        N/A       (0.98)%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Standard & Poor's 500/Citigroup Value Index(3)        (39.22)%    (1.31)%    (0.25)%
---------------------------------------------------------------------------------------------------------------

----------

(1) Effective June 4, 2004, all Class B shares of the RMK Fund converted to Class A shares. Historical total return information for the RMK Fund for any period or portion thereof prior to the commencement of investment operations of Class A shares on May 20, 1998 is that of Class B shares and reflects all charges, expenses and fees incurred by Class B shares, which were generally higher than the expenses of Class A shares, during such periods.

(2) After-tax returns are calculated using the historical highest individual federal marginal income and capital gains tax rates and do not reflect the impact of any applicable state and local taxes. Return after taxes on distributions assumes a continued investment in the RMK Fund and shows the effect of taxes on fund distributions. Return after taxes on distributions and sale of fund shares assumes all shares were redeemed at the end of each period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as individual retirement accounts or 401(k) plans. After-tax returns are shown only for Class I shares. After-tax returns for other classes will be different.

(3) The Standard & Poor's 500/Citigroup Value Index is a sub-index of the Standard & Poor's 500 Index representing 50% of the Standard & Poor's 500 Index market capitalization and is comprised of those companies with value characteristics based on a series of ratios. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

           Pioneer Cullen Value Fund's Average Annual Total Returns(1)
                      (for periods ended December 31, 2008)

----------------------------------------------------------------------------------------------------------------
                                                                                            Since      Inception
                                                        1 Year     5 Years    10 Years    Inception     Date(2)
----------------------------------------------------------------------------------------------------------------
 Class A                                                                                               07/01/00
----------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                (35.78)%     0.69%        N/A        4.56%
----------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(3)             (35.91)%     0.36%        N/A        4.31%
----------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale of    (23.09)%     0.52%        N/A        3.86%
    Shares(3)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Class C                                                                                               07/01/00
----------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                (32.43)%     1.27%        N/A        4.92%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Class Y                                                                                               07/01/00
----------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                (31.63)%     2.14%        N/A        5.45%
----------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(3)             (31.81)%     1.78%        N/A        5.17%
----------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale of    (20.34)%     1.77%        N/A        4.68%
    Shares(3)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Standard & Poor's Index (reflects no deduction for    (36.99)%    (2.19)%       N/A       (3.62)%
  fees, expenses or taxes)(4)
----------------------------------------------------------------------------------------------------------------

----------

(1) The table reflects sales charges applicable to the class, assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions.

(2) Inception date of the predecessor fund's single class of shares. Class A and Class Y shares commenced operations on February 28, 2005.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares will vary from the after-tax returns presented for Class A shares.

(4) The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Unlike the Fund, the index is not managed and does not incur fees, expenses or taxes. You cannot invest directly in the index.

     The most recent portfolio managers' discussion of the Funds is attached as Exhibit B.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the RMK Fund, the expenses of the RMK Fund for the period ended November 30, 2008, and (ii) for the Pioneer Fund, the expenses of the Pioneer Fund for the period ended December 31, 2008. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Pioneer Fund after giving effect to the Reorganization based on pro forma net assets as of December 31, 2008.

                                                            Regions Morgan
                                                             Keegan Select    Pioneer Cullen
                                                              Value Fund        Value Fund        Combined
                                                             (period ended     (period ended   Pioneer Cullen
                                                             November 30,      December 31,      Value Fund
                                                                 2008)             2008)        (Pro Forma)
                                                            --------------    --------------   --------------
Shareholder transaction fees
 (paid directly from your investment)                          Class A           Class A          Class A
Maximum sales charge (load) when you buy shares
 as a percentage of offering price .......................        5.50%             5.75%            5.75%
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .........        None(1)           None(2)          None(2)
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ...........................................        0.75%             0.64%            0.63%
Distribution and Service (12b-1) Fee .....................        0.25%             0.25%            0.25%
Other Expenses ...........................................        0.26%             0.24%            0.23%
Acquired Fund Fees and Expenses ..........................        0.03%             0.00%            0.00%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .....................        1.29%             1.13%            1.11%
----------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .................        0.00%             0.00%(4)         0.00%(4)(5)
Net Expenses .............................................        1.29%             1.13%            1.11%
----------------------------------------------------------------------------------------------------------------

                                                              Regions Morgan
                                                               Keegan Select   Pioneer Cullen
                                                                 Value Fund      Value Fund       Combined
                                                               (period ended   (period ended   Pioneer Cullen
                                                                November 30,    December 31,     Value Fund
                                                                   2008)           2008)        (Pro Forma)
                                                               --------------  --------------  --------------
Shareholder transaction fees
 (paid directly from your investment)                             Class C         Class C        Class C
Maximum sales charge (load) when you buy shares
 as a percentage of offering price .......................           None            None           None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .........           1.00%(3)        1.00%          1.00%
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ...........................................           0.75%           0.64%          0.63%
Distribution and Service (12b-1) Fee .....................           1.00%           1.00%          1.00%
Other Expenses ...........................................           0.26%           0.28%          0.27%
Acquired Fund Fees and Expenses ..........................           0.03%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .....................           2.04%           1.92%          1.90%
-----------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .................           0.00%           0.00%(4)       0.00%(4)
Net Expenses .............................................           2.04%           1.92%          1.90%
-----------------------------------------------------------------------------------------------------------

                                                                          Regions Morgan
                                                                           Keegan Select      Pioneer Cullen       Combined
                                                                            Value Fund          Value Fund      Pioneer Cullen
                                                                           (period ended       (period ended      Value Fund
                                                                        November 30, 2008)  December 31, 2008)   (Pro Forma)
                                                                        ------------------  ------------------  --------------
Shareholder transaction fees
 (paid directly from your investment)                                        Class I             Class Y            Class Y
Maximum sales charge (load) when you buy shares
 as a percentage of offering price                                              None                None               None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .....................         None                None               None
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee .......................................................          0.75%               0.64%              0.63%
Distribution and Service (12b-1) Fee .................................          0.00%               0.00%              0.00%
Other Expenses .......................................................          0.26%               0.18%              0.16%
Acquired Fund Fees and Expenses ......................................          0.03%               0.00%              0.00%
-------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .................................          1.04%               0.82%              0.79%
-------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .............................          0.00%               0.00%              0.00%(5)
Net Expenses .........................................................          1.04%               0.82%              0.79%
-------------------------------------------------------------------------------------------------------------------------------

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's total operating expenses remain the same, and (e) with respect to the Pioneer Fund, Pioneer's contractual expense limitation is in effect for year one. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                                                                         Combined
                                                                                      Pioneer Cullen
                                         Regions Morgan Keegan     Pioneer Cullen       Value Fund
Number of years you own your shares        Select Value Fund         Value Fund        (Pro Forma)
-------------------------------------   -----------------------   ----------------   ---------------
Class A -- with or without redemption
 Year 1 .............................            $  674                $  684             $  682
 Year 3 .............................            $  936                $  913             $  908
 Year 5 .............................            $1,219                $1,161             $1,151
 Year 10 ............................            $2,021                $1,871             $1,849
Class C -- with redemption
 Year 1 .............................            $  307                $  295             $  293
 Year 3 .............................            $  640                $  603             $  597
 Year 5 .............................            $1,098                $1,037             $1,026
 Year 10 ............................            $2,369                $2,243             $2,222
Class C -- without redemption
 Year 1 .............................            $  207                $  195             $  193
 Year 3 .............................            $  640                $  603             $  597
 Year 5 .............................            $1,098                $1,037             $1,026
 Year 10 ............................            $2,369                $2,243             $2,222
Class I/Y
 Year 1 .............................            $  106                $   84             $   81
 Year 3 .............................            $  331                $  262             $  252
 Year 5 .............................            $  574                $  455             $  439
 Year 10 ............................            $1,271                $1,014             $  978

----------

(1) On purchases of Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class A shares redeemed within one year of purchase.

(2) Class A purchases of $500,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00%.

(3) A contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class C shares redeemed within one year of the purchase date.

(4) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.25% and 2.15% of the average daily net assets attributable to Class A shares and Class C shares, respectively. These expense limitations are in effect through November 1, 2009 for Class A and Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(5) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.26% and 1.01% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of three years after the closing of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

Reasons for the Proposed Reorganization

     The RMK Trustees believe that the proposed Reorganization is in the best interests of the RMK Fund and its shareholders. The RMK Trustees considered the following matters, among others, in approving this Proposal 5.

     First, MAM, the investment adviser to the RMK Fund, informed the RMK Board that engaging in the business of investment adviser to the RMK Funds is not a core business that MAM intends to continue and that Regions would be conducting a search for a buyer for

MAM's mutual fund management business. After requests for proposals were solicited, received and reviewed, MAM and Regions decided to recommend to the RMK Board that the RMK Funds be reorganized into similar mutual funds managed by Pioneer, as being in the best interest of shareholders of each of the RMK Funds.

     Second, the RMK Board considered that the pro forma net expense ratio of the combined Pioneer Fund is expected to be the same or lower for each class of shares of the combined Pioneer Fund as compared to the corresponding classes of your RMK Fund. The pro forma net expense ratios for the combined Pioneer Fund's Class A, Class C and Class Y shares are anticipated to be 1.11%, 1.90% and 0.79%, respectively, after giving effect to Pioneer's contractual expense limitation with respect to Class A and Class Y shares, and the historical net expense ratios for the corresponding classes of shares of your RMK Fund are 1.29%, 2.04% and 1.04%, respectively. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and further reduced per share expenses.

     Third, the RMK Board considered that Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce fund expenses to 1.25% and 2.15% of the average daily net assets attributable to Class A and Class C shares, respectively. Assuming the shareholders of your RMK Fund approve the Reorganization, this expense limitation is in effect through November 1, 2009 for Class A and Class C shares. In addition, Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.26% and 1.01% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the shareholders of your RMK Fund approve the Reorganization, these expense limitations will be in effect for the combined Pioneer Fund for a period of three years from the Closing Date. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Fourth, the Pioneer Fund's management fee (0.70% of average daily net assets) is lower than the advisory fee of your RMK Fund (0.85% of average daily net assets). The RMK Board noted that at November 30, 2008, the advisory fee payable by your RMK Fund was 0.85%. The management fee of the combined Pioneer Fund, had the Reorganization occurred on that date, would be 0.63%, which is lower than your RMK Fund's management fee.

     Fifth, the reputation, financial strength, resources and capabilities of Pioneer will benefit RMK Fund shareholders. At December 31, 2008, Pioneer managed $49 billion in assets. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management of the group were approximately $206 billion worldwide. Shareholders of your RMK Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. As of December 31, 2008, the Pioneer family of mutual funds offers over 49 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your RMK Fund's shareholders through exchanges. In addition, your RMK Fund may reduce the level of its operational expenses for administrative, compliance and portfolio management services if it becomes part of a large mutual fund complex.

     Sixth, the substantially larger size of the combined Pioneer Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks and provide benefits to the shareholders of the Fund from the long-term economies of scale that may result from consummation of the Reorganization.

     Seventh, the Class A, Class C and Class Y shares of the Pioneer Fund received in the Reorganization will provide the RMK Fund shareholders with exposure to substantially the same investment product as they have currently.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Code and therefore you will not recognize gain or loss for federal income tax purposes on the exchange of your shares for corresponding shares of the Pioneer Fund. However, in order to maintain its qualification for taxation as a regulated investment company, the RMK Fund will declare and pay a distribution of its realized net capital gains for the taxable year ending on the Closing Date, together with any undistributed investment company taxable income and net tax-exempt income for such taxable year, to its shareholders shortly before the Reorganization. Such distributions may affect the amount, timing or character of taxable income that the RMK Fund's shareholders realize in respect of their RMK Fund shares. For more information, see "Tax Status of the Reorganization" on page 204 of this Proxy Statement/Prospectus. Although the Reorganization will result in a per share increase in net unrealized capital gains and decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and MAM have agreed to each pay 50% of all proxy and solicitation costs associated with the Funds' participation in the Reorganization.

     The RMK Trustees also considered that Pioneer and MAM will benefit from the Reorganization. See "Will Pioneer and MAM Benefit from the Reorganizations?"

                                 CAPITALIZATION

     The following table sets forth the capitalization of the RMK Fund and the Pioneer Fund as of March 16, 2009 and the pro forma combined capitalization of the combined Pioneer Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between March 16, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

                                                                                         Pioneer Cullen
                                      Regions Morgan Keegan       Pioneer Cullen           Value Fund
                                        Select Value Fund           Value Fund              Pro Forma
                                     -----------------------   --------------------   --------------------
Net Assets
 Class A .........................       $   31,100,021          $  1,514,377,342       $  1,545,477,363
 Class B .........................                   --          $     57,012,505       $     57,012,505
 Class C .........................       $      845,665          $    348,396,966       $    349,242,631
 Class I/Y .......................       $   91,378,093          $    742,614,347       $    833,992,440
 Class R .........................                   --          $      5,283,088       $      5,283,088
 Class Z .........................                   --          $         80,264       $         80,264
                                         --------------          ----------------       ----------------
Total Net Assets of Fund .........       $  123,323,779          $  2,667,764,512       $  2,791,088,291
Net Asset Value Per Share
 Class A .........................       $        10.40          $          11.64       $          11.64
 Class B .........................                   --          $          11.58       $          11.58
 Class C .........................       $        10.44          $          11.54       $          11.54
 Class I/Y .......................       $        10.39          $          11.68       $          11.68
 Class R .........................                   --          $          11.55       $          11.55
 Class Z .........................                   --          $          11.60       $          11.60
Shares Outstanding
 Class A .........................            2,991,600               130,098,611            132,770,434
 Class B .........................                   --                 4,925,076              4,925,076
 Class C .........................               80,990                30,186,452             30,259,733
 Class I/Y .......................            8,795,930                63,578,643             71,402,110
 Class R .........................                   --                   457,538                457,538
 Class Z .........................                   --                     6,919                  6,919

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your RMK Fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Fund shares that will actually be received and distributed.

                             ADDITIONAL INFORMATION

     For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the RMK Fund shareholders and information concerning the meeting of your RMK Fund shareholders, the tax status of the Reorganization, a comparison of Delaware statutory trusts and Massachusetts business trusts, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Pioneer Fund values its securities, financial highlights information for each Pioneer Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Proposal 11.

                    RMK BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the RMK Trustees, including the Independent RMK Trustees, approved the Reorganization. In particular, the RMK Trustees have concluded that participation in the Reorganization is in the best interests of the RMK Fund and that the interests of the RMK Fund's existing shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     THE RMK TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR RMK FUND VOTE "FOR" PROPOSAL 5 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                   Regions Morgan Keegan Select Balanced Fund
                                       and
                          Pioneer Classic Balanced Fund

                                   PROPOSAL 6

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of this Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled "Terms of Each Agreement and Plan of Reorganization" in the back of this Proxy Statement/Prospectus, after the discussion of the various Proposals.

     If Proposal 6 is approved, Regions Morgan Keegan Select Balanced Fund (the "RMK Fund") will be reorganized into Pioneer Classic Balanced Fund (the "Pioneer Fund" and, together with the RMK Fund, the "Funds"), as described above, and the Pioneer Fund will issue Class A, Class C and Class Y shares, as applicable, to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A, Class C and Class I shares, respectively.

     The RMK Fund and the Pioneer Fund have similar investment objectives, primary investment strategies and related risks. The table below provides a comparison of certain features of the two Funds.

Comparison of Regions Morgan Keegan Select Balanced Fund to the Pioneer Classic
                                  Balanced Fund

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                           Select Balanced Fund                           Pioneer Classic Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective         The fund's investment objective is total return      The fund's investment objective is capital growth
                             through capital appreciation, dividends and          and current income through a diversified
                             interest.                                            portfolio of equity securities and bonds.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments and      The fund invests primarily in common and             Pioneer allocates the fund's assets between
investment strategies        preferred stocks, convertible securities and         equity and debt securities based on its
                             debt securities. Under normal market                 assessment of current business, economic
                             conditions, the fund maintains at least 25% of       and market conditions. Normally, equity and
                             its assets in senior debt securities and at least    debt securities each represent 35% to 65% of
                             25% of its assets in common stocks. The              the fund's net assets. For purposes of the
                             remaining 50% may be invested in those               fund's investment policies, equity securities
                             securities, as well as American Depository           include common stocks, convertible debt, and
                             Receipts, collateralized mortgage obligations,       securities with common stock characteristics,
                             or other investments as determined by MAM            such as equity interests in real estate
                             based on its assessment of the economy and           investment trusts (REITs), exchange-traded
                             the markets. The fund's equity allocation will       funds (ETFs) that invest primarily in equity
                             focus on high-quality companies. Using a             securities, and preferred stocks. The fund's
                             blend of growth and value styles, MAM seeks          investments in debt securities include U.S.
                             to identify companies that have clearly defined      government securities, corporate debt
                             business strategies, produce revenue streams         securities, mortgage- and asset-backed
                             from an established customer base, enjoy             securities, short term debt securities, cash
                             significant market share in their respective         and cash equivalents. Cash and cash
                             industries, produce healthy cash-flows, achieve      equivalents include cash balances, accrued
                             consistent increases in sales, operating             interest and receivables for items such as the
                             margins, and corporate earnings, and have            proceeds, not yet received, from the sale of
                             experienced management teams with                    the fund's portfolio investments.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                           Select Balanced Fund                           Pioneer Classic Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
                             consistent records of delivering shareholder         Debt securities in which the fund invests may
                             value. MAM periodically reviews market prices        have fixed or variable principal payments and
                             in relation to the stock's intrinsic value and       all types of interest rate payment and reset
                             adjusts the fund's holdings accordingly. The         terms, including fixed rate, adjustable rate,
                             fund's debt security allocation focuses on           floating rate, inverse floating rate, zero
                             intermediate-term debt securities, with an           coupon, contingent, deferred, payment-in-kind
                             emphasis on U.S. Treasury and governmental           and auction rate features.
                             agency issues. Investment grade corporate
                             bond issues may also be included as yield            The fund may invest up to 25% of its total
                             spreads become attractive.                           assets in equity and debt securities of non-
                                                                                  U.S. issuers. The fund will not invest more
                                                                                  than 5% of its total assets in the securities of
                                                                                  emerging markets issuers. The fund invests in
                                                                                  non-U.S. securities to diversify its portfolio
                                                                                  when they offer similar or greater potential for
                                                                                  capital appreciation.

                                                                                  In selecting equity securities, Pioneer uses a
                                                                                  value approach to select the fund's
                                                                                  investments. Using this investment style,
                                                                                  Pioneer seeks securities selling at reasonable
                                                                                  prices or substantial discounts to their
                                                                                  underlying values and then holds these
                                                                                  securities until the market values reflect their
                                                                                  intrinsic values. Pioneer evaluates a security's
                                                                                  potential value, including the attractiveness of
                                                                                  its market valuation, based on the company's
                                                                                  assets and prospects for earnings growth. In
                                                                                  making that assessment, Pioneer employs due
                                                                                  diligence and fundamental research, an
                                                                                  evaluation of the issuer based on its financial
                                                                                  statements and operations. Pioneer also
                                                                                  considers a security's potential to provide a
                                                                                  reasonable amount of income. Pioneer
                                                                                  focuses on the quality and price of individual
                                                                                  issuers, not on economic sector or market-
                                                                                  timing strategies. Factors Pioneer looks for in
                                                                                  selecting equity investments include:

                                                                                  o    Favorable expected returns relative to
                                                                                       perceived risk

                                                                                  o    Above average potential for earnings and
                                                                                       revenue growth

                                                                                  o    Low market valuations relative to
                                                                                       earnings forecast, book value, cash flow
                                                                                       and sales

                                                                                  o    A sustainable competitive advantage,
                                                                                       such as a brand name, customer base,
                                                                                       proprietary technology or economies of
                                                                                       scale
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                           Select Balanced Fund                           Pioneer Classic Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  In selecting debt securities, Pioneer considers
                                                                                  both broad economic and issuer specific
                                                                                  factors. In assessing the appropriate maturity,
                                                                                  rating and sector weighting of the fund's
                                                                                  portfolio, Pioneer considers a variety of
                                                                                  factors that are expected to influence
                                                                                  economic activity and interest rates. These
                                                                                  factors include fundamental economic
                                                                                  indicators, such as the rates of economic
                                                                                  growth and inflation, Federal Reserve
                                                                                  monetary policy and the relative value of the
                                                                                  U.S. dollar compared to other currencies.
                                                                                  Once Pioneer determines the preferable
                                                                                  portfolio characteristics, Pioneer selects
                                                                                  individual securities based upon the terms of
                                                                                  the securities (such as yields compared to
                                                                                  U.S. Treasuries or comparable issues),
                                                                                  liquidity and rating, sector and issuer
                                                                                  diversification. Pioneer also employs
                                                                                  fundamental research and due diligence to
                                                                                  assess an issuer's credit quality, taking into
                                                                                  account financial condition and profitability,
                                                                                  future capital needs, potential for change in
                                                                                  rating, industry outlook, the competitive
                                                                                  environment and management ability. In
                                                                                  making portfolio decisions, Pioneer relies on
                                                                                  the knowledge, experience and judgment of its
                                                                                  staff and the staff of its affiliates who have
                                                                                  access to a wide variety of research.

                                                                                  Up to 10% of the fund's total assets may be
                                                                                  invested in debt securities rated below
                                                                                  investment grade, including convertible debt.
                                                                                  A debt security is investment grade if it is
                                                                                  rated in one of the top four categories by a
                                                                                  nationally recognized statistical rating
                                                                                  organization or determined to be of equivalent
                                                                                  credit quality by Pioneer. Debt securities rated
                                                                                  below investment grade are commonly
                                                                                  referred to as "junk bonds" and are
                                                                                  considered speculative. Below investment
                                                                                  grade debt securities involve greater risk of
                                                                                  loss, are subject to greater price volatility and
                                                                                  are less liquid, especially during periods of
                                                                                  economic uncertainty or change, than higher
                                                                                  quality debt securities. The fund may invest in
                                                                                  debt securities rated "D" or better, or
                                                                                  comparable unrated securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                           Select Balanced Fund                           Pioneer Classic Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  For purposes of the fund's credit quality
                                                                                  policies, if a security receives different ratings
                                                                                  from nationally recognized statistical rating
                                                                                  organizations, the fund will use the rating
                                                                                  chosen by the portfolio manager as most
                                                                                  representative of the security's credit quality.
                                                                                  The ratings of nationally recognized statistical
                                                                                  rating organizations represent their opinions
                                                                                  as to the quality of the securities that they
                                                                                  undertake to rate and may not accurately
                                                                                  describe the risks of the security. If a rating
                                                                                  organization changes the quality rating
                                                                                  assigned to one or more of the fund's
                                                                                  portfolio securities, Pioneer will consider if
                                                                                  any action is appropriate in light of the fund's
                                                                                  investment objective and policies.

                                                                                  The fund may invest up to 20% of its net
                                                                                  assets in REITs. REITs are companies that
                                                                                  invest primarily in real estate or real estate
                                                                                  related loans. Investing in REITs involves
                                                                                  unique risks. They are significantly affected by
                                                                                  the market for real estate and are dependent
                                                                                  upon the management skills of the REIT
                                                                                  managers and cash flow. In addition to its
                                                                                  own expenses, the fund will indirectly bear its
                                                                                  proportionate share of any management and
                                                                                  other expenses paid by REITs in which
                                                                                  it invests.

                                                                                  Floating rate loans are provided by banks and
                                                                                  other financial institutions to large corporate
                                                                                  customers. These loans are rated below
                                                                                  investment grade, but typically are secured
                                                                                  with specific collateral and have a senior
                                                                                  position in the capital structure of the
                                                                                  borrower. These loans typically have rates of
                                                                                  interest that are reset periodically by reference
                                                                                  to a base lending rate, such as the London
                                                                                  Interbank Offered Rate (LIBOR), plus a
                                                                                  premium. Floating rate loans may not be
                                                                                  readily marketable or may be subject to
                                                                                  restrictions on resale. For the purpose of this
                                                                                  prospectus, the term "securities" includes
                                                                                  loans and other instruments and obligations.
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

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                                          Regions Morgan Keegan
                                           Select Balanced Fund                           Pioneer Classic Balanced Fund
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
                                                                                  The fund may invest in "event-linked" bonds,
                                                                                  which sometimes are referred to as
                                                                                  "insurance-linked" or "catastrophe" bonds.
                                                                                  Event-linked bonds are debt obligations for
                                                                                  which the return of principal and the payment
                                                                                  of interest are contingent on the non-
                                                                                  occurrence of a pre-defined "trigger" event,
                                                                                  such as a hurricane or an earthquake of a
                                                                                  specific magnitude. For some event-linked
                                                                                  bonds, the trigger event's magnitude may be
                                                                                  based on losses to a company or industry,
                                                                                  industry indexes or readings of scientific
                                                                                  instruments rather than specified actual
                                                                                  losses. If a trigger event, as defined within the
                                                                                  terms of an event-linked bond, involves losses
                                                                                  or other metrics exceeding a specific
                                                                                  magnitude in the geographic region and time
                                                                                  period specified therein, the fund may lose a
                                                                                  portion or all of its accrued interest and/or
                                                                                  principal invested in such event-linked bond.
                                                                                  The fund is entitled to receive principal and
                                                                                  interest payments so long as no trigger event
                                                                                  occurs of the description and magnitude
                                                                                  specified by the instrument.

                                                                                  Event-linked bonds may be issued by
                                                                                  government agencies, insurance companies,
                                                                                  reinsurers, special purpose corporations or
                                                                                  other on-shore or off-shore entities. In
                                                                                  addition to the specified trigger events, event-
                                                                                  linked bonds may also expose the fund to
                                                                                  other risks, including but not limited to issuer
                                                                                  (credit) default, adverse regulatory or
                                                                                  jurisdictional interpretations and adverse tax
                                                                                  consequences. Event-linked bonds are subject
                                                                                  to the risk that the model used to calculate
                                                                                  the probability of a trigger event was not
                                                                                  accurate and underestimated the likelihood of
                                                                                  a trigger event. Upon the occurrence or
                                                                                  possible occurrence of a trigger event, and
                                                                                  until the completion of the processing and
                                                                                  auditing of applicable loss claims, the fund's
                                                                                  investment in such event-linked bond may be
                                                                                  priced using fair value methods. As a
                                                                                  relatively new type of financial instrument,
                                                                                  there is limited trading history for these
                                                                                  securities, and there can be no assurance
                                                                                  that a liquid market in these instruments
                                                                                  will develop.
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

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                                          Regions Morgan Keegan
                                           Select Balanced Fund                           Pioneer Classic Balanced Fund
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
                                                                                  Event-linked bonds are typically rated by at
                                                                                  least one nationally recognized statistical
                                                                                  rating agency, but also may be unrated. The
                                                                                  rating for an event-linked bond primarily
                                                                                  reflects the rating agency's calculated
                                                                                  probability that a pre-defined trigger event will
                                                                                  occur. This rating also assesses the event-
                                                                                  linked bond's credit risk and model used to
                                                                                  calculate the probability of a trigger event.

                                                                                  With respect to the investment strategies and
                                                                                  practices enumerated above, to the extent that
                                                                                  a percentage limitation is not specified, there
                                                                                  is no specific limit on the fund's ability to
                                                                                  engage in such strategy or practice.
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Cash management and          To minimize potential losses and maintain            Normally, the fund invests substantially all of
temporary investments        liquidity to meet shareholder redemptions            its assets to meet its investment objective.
                             during adverse market conditions, the fund           The fund may invest the remainder of its
                             may temporarily depart from its principal            assets in securities with remaining maturities
                             investment strategy by investing up to 100%          of less than one year or cash equivalents, or
                             of the fund's assets in cash and cash                may hold cash. For temporary defensive
                             equivalents, including short-term bank               purposes, including during periods of unusual
                             obligations, repurchase agreements and other         cash flows, the fund may depart from its
                             money market instruments and securities              principal investment strategies and invest part
                             issued and/or guaranteed as to payment of            or all of its assets in these securities or may
                             principal and interest by the U.S. government,       hold cash. During such periods, the fund may
                             its agencies or instrumentalities. This may          not be able to achieve its investment
                             cause the fund to temporarily fail to meet its       objective. The fund may adopt a defensive
                             goal and forego greater investment returns for       strategy when Pioneer believes securities in
                             the safety of principal.                             which the fund normally invests have
                                                                                  extraordinary risks due to political or
                                                                                  economic factors and in other
                                                                                  extraordinary circumstances.
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Short-term trading           Although the fund does not intend to invest for      The fund usually does not trade for short-term
                             the purpose of seeking short-term profits,           profits. The fund will sell an investment,
                             securities will be sold without regard to the        however, even if it has only been held for a
                             length of time they have been held when MAM          short time, if it no longer meets the fund's
                             believes it is appropriate to do so in light of      investment criteria. The fund's annual portfolio
                             the fund's investment goal. A higher portfolio       turnover rate will vary based on many factors
                             turnover rate involves greater transaction           and may exceed 100%. If the fund does a lot
                             expenses which must be borne directly by the         of trading, it may incur additional operating
                             fund (and thus, indirectly by its shareholders),     expenses, which would reduce performance,
                             and impact fund performance. In addition, a          and could cause shareowners to incur a
                             high rate of portfolio turnover may result in the    higher level of taxable income or capital gains.
                             realization of larger amounts of net capital
                             gains that, when distributed to the fund's
                             shareholders, are taxable to them.
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

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                                          Regions Morgan Keegan
                                           Select Balanced Fund                           Pioneer Classic Balanced Fund
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
Derivatives                  The fund may enter into derivative contracts.        The fund may, but is not required to, use
                             Derivative contracts are financial instruments       futures and options on securities, indices and
                             that require payments based upon changes in          currencies, forward foreign currency exchange
                             the values of designated (or underlying)             contracts and other derivatives. A derivative is
                             securities, currencies, commodities, financial       a security or instrument whose value is
                             indices or other assets. Some derivative             determined by reference to the value or the
                             contracts (such as futures, forwards and             change in value of one or more securities,
                             options) require payments relating to a future       currencies, indices or other financial
                             trade involving the underlying asset. Other          instruments. Although there is no specific
                             derivative contracts (such as swaps) require         limitation on investing in derivatives, the fund
                             payments relating to the income or returns           does not use derivatives as a primary
                             from the underlying asset.                           investment technique and generally limits their
                                                                                  use to hedging. However, the fund may use
                             MAM may trade in options or futures in order         derivatives for a variety of non-principal
                             to hedge the fund's portfolio against market         purposes, including:
                             shifts as well as to increase returns.
                                                                                  o    As a hedge against adverse changes in
                                                                                       the market prices of securities,
                                                                                       interest rates or currency exchange
                                                                                       rates

                                                                                  o    As a substitute for purchasing or
                                                                                       selling securities

                                                                                  o    To increase the fund's return as a non-
                                                                                       hedging strategy that may be considered
                                                                                       speculative

                                                                                  The fund may enter into credit default swaps,
                                                                                  which can be used to transfer the credit
                                                                                  risk of a security without buying or selling
                                                                                  the security.

                                                                                  Derivatives may be subject to market risk,
                                                                                  interest rate risk and credit risk. The fund's
                                                                                  use of certain derivatives may, in some cases,
                                                                                  involve forms of financial leverage, which
                                                                                  involves risk and may increase the volatility of
                                                                                  the fund's net asset value. Even a small
                                                                                  investment in derivatives can have a
                                                                                  significant impact on the fund's exposure to
                                                                                  the market prices of securities, interest rates
                                                                                  or currency exchange rates. Therefore, using
                                                                                  derivatives can disproportionately increase
                                                                                  losses and reduce opportunities for gain. If
                                                                                  changes in a derivative's value do not
                                                                                  correspond to changes in the value of the
                                                                                  fund's other investments or do not correlate
                                                                                  well with the underlying asset, rate or index,
                                                                                  the fund may not fully benefit from or could
                                                                                  lose money on the derivative position. In
                                                                                  addition, derivatives involve risk of loss if the
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

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                           Select Balanced Fund                           Pioneer Classic Balanced Fund
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
                                                                                  issuer of the derivative defaults on its
                                                                                  obligation. Certain derivatives may be less
                                                                                  liquid, which may reduce the return of the
                                                                                  fund if it cannot sell or terminate the
                                                                                  derivative at an advantageous time or price.
                                                                                  Some derivatives may involve the risk of
                                                                                  improper valuation. The fund will only invest
                                                                                  in derivatives to the extent Pioneer believes
                                                                                  these investments do not prevent the fund
                                                                                  from seeking its investment objective, but
                                                                                  derivatives may not perform as intended.
                                                                                  Suitable derivatives may not be available in all
                                                                                  circumstances or at reasonable prices and
                                                                                  may not be used by the fund for a variety
                                                                                  of reasons.
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Investment adviser and       Investment Adviser:                                  Investment Adviser:
portfolio managers           MAM                                                  Pioneer

                             Portfolio Manager:                                   Portfolio Managers:
                             Day-to-day management of the fund's portfolio        Day-to-day management of the fund's portfolio
                             is the responsibility of Charles A. Murray, CFA.     is the responsibility of co-managers John A.
                             The portfolio manager is supported by MAM's          Carey and Walter Hunnewell, Jr. (equity
                             equity and/or fixed income research teams            securities) and Kenneth J. Taubes and Richard
                             which provide fundamental research and               Schlanger (fixed income securities). Mr.
                             quantitative analysis used to run MAM's              Carey, Mr. Hunnewell, Mr. Taubes and Mr.
                             internal investment models.                          Schlanger are supported by the domestic
                                                                                  equity team and the fixed income team.
                             Mr. Murray is a Senior Vice President, Senior        Members of these teams manage other Pioneer
                             Portfolio Manager, and Senior Equity                 funds that invest primarily in fixed income
                             Strategist for MAM. He has more than thirty          securities and U.S. equity securities,
                             years of experience in investment management,        respectively. The portfolio managers and the
                             research and banking. From 1978 to the               teams also may draw upon the research and
                             present, Mr. Murray has served as a Portfolio        investment management expertise of the global
                             Manager for MAM and its predecessor, and             research teams, which provide fundamental and
                             currently serves as the Portfolio Manager for        quantitative research on companies and
                             the fund. From 1978 to 1988, Mr. Murray              include members from Pioneer's affiliate,
                             served as the portfolio manager of various           Pioneer Investment Management Limited. Mr.
                             common trust funds at a bank later acquired          Carey, a senior vice president, joined
                             by Regions Financial Corporation. Mr. Murray         Pioneer as an analyst in 1979. Mr. Hunnewell,
                             was the first portfolio manager of the First         a vice president, joined Pioneer in August
                             Priority Equity Fund (the predecessor fund to        2001 and has been an investment professional
                             the fund) from 1992 to 1995. He assumed lead         since 1985. Mr. Taubes is responsible for
                             manager of the fund in September 2001. Mr.           overseeing the U.S. and global fixed income
                             Murray received a B.S. in Finance from the           teams. He joined Pioneer as a senior vice
                             University of Alabama in 1970. He is a holder        president in September 1998 and has been an
                             of the Chartered Financial Analyst                   investment professional since 1982. Mr.
                             designation.                                         Schlanger, a vice president, joined Pioneer
                                                                                  as a portfolio manager in 1988.
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

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                                          Regions Morgan Keegan
                                           Select Balanced Fund                           Pioneer Classic Balanced Fund
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
Business                     A diversified series of the RMK Trust, an            A diversified series of Pioneer Series Trust IV,
                             open-end management investment company               an open-end management investment
                             organized as a Massachusetts business trust.         company organized as a Delaware
                                                                                  statutory trust.
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Net assets (as of            $113,563,217                                         $107,244,402
March 16, 2009)
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

                      Classes of Shares, Fees and Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                           Select Balanced Fund                           Pioneer Classic Balanced Fund
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
Class A sales charges        Class A shares are offered with an initial sales     Class A shares are offered with an initial sales
and fees                     charge up to 5.50% of the offering price, which      charge up to 4.50% of the offering price, which is
                             is reduced depending upon the amount                 reduced or waived for large purchases and certain
                             invested as described below or, in certain           types of investors. At the time of your purchase,
                             circumstances, waived. Class A shares bought         your investment firm may receive a commission
                             as part of an investment of $1 million or more       from Pioneer Funds Distributor, Inc. ("PFD"), the
                             are not subject to an initial sales charge, but      fund's distributor, of up to 4.00%, declining as
                             may be charged a contingent deferred sales           the size of your investment increases.
                             charge of 1.00% if sold within one year
                             of purchase.                                         You pay the offering price (the net asset value
                                                                                  per share plus any initial sales charge) when
                             Your investment may qualify for a reduction or       you buy Class A shares unless you qualify to
                             elimination of the sales charge, also known as       purchase shares at net asset value. You pay a
                             a breakpoint discount. The following lists the       lower sales charge as the size of your
                             sales charges, which will be applied to your         investment increases. You do not pay a sales
                             Class A share purchase, subject to the               charge when you reinvest dividends or capital
                             breakpoint discounts indicated:                      gain distributions paid by the fund.

                             ------------------------------------------------     ---------------------------------------------
                                 Your            As a % of      As a % of Net                         Sales charge as % of
                              Investment      Offering Price       Amounts        ---------------------------------------------
                                                                  Invested        Amount of       Offering Price    Net Amounts
                             ------------------------------------------------     purchase                          Invested
                             Up to $49,999        5.50%              5.82%        ---------------------------------------------
                             ------------------------------------------------     Less than           4.50%            4.71%
                             $50,000 to           4.50%              4.71%        $100,000
                             $ 99,999                                             ---------------------------------------------
                             ------------------------------------------------     $100,000 but        3.50%            3.63%
                             $100,000 to          3.75%              3.90%        less than
                             $249,999                                             $250,000
                             ------------------------------------------------     ---------------------------------------------
                             $250,000 to          2.50%              2.56%        $250,000 but        2.50%            2.56%
                             $499,999                                             less than
                             ------------------------------------------------     $500,000
                             $500,000 to          2.00%              2.04%        ---------------------------------------------
                             $999,999                                             $500,000             -0-              -0-
                             ------------------------------------------------     or more
                             $1 million         Net asset         Net asset       ---------------------------------------------
                             or more              value             value
                             ------------------------------------------------
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

------------------------------------------------------------------------------------------------------------------------------------
                                          Regions Morgan Keegan
                                           Select Balanced Fund                           Pioneer Classic Balanced Fund
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
                             Your investment professional must notify the         There are no contingent deferred sales
                             fund's transfer agent of eligibility for any         charges, except in certain circumstances when
                             applicable breakpoint discount at the time of        the initial sales charge is waived. A
                             purchase.                                            contingent deferred sales charge may be
                                                                                  payable to PFD, the fund's distributor, in
                             Class A shares pay a shareholder servicing           the event of a share redemption within 12
                             fee (non-12b-1) of up to 0.25% of average            months following the share purchase at the
                             daily net assets.                                    rate of 1.00% of the lesser of the value of
                                                                                  the shares redeemed or the total cost of such
                                                                                  shares, subject to certain waivers.

                                                                                  Class A shares are subject to distribution
                                                                                  and service (12b-1) fees of up to 0.25% of
                                                                                  average daily net assets. These fees are paid
                                                                                  out of the fund's assets on an ongoing basis.
                                                                                  Over time these fees will increase the cost
                                                                                  of investments and may cost more than other
                                                                                  types of sales charges.
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Class C sales charges        Class C shares are offered without an initial        Class C shares are offered without an initial
and fees                     sales charge.                                        sales charge.

                             Class C shares are subject to a contingent           Class C shares are subject to a contingent
                             deferred sales charge of 1.00% if sold within        deferred sales charge of 1.00% if you sell
                             one year of purchase.                                your shares within one year of purchase. Your
                                                                                  investment firm may receive a commission from
                             Class C shares pay a shareholder servicing           PFD, the fund's distributor, at the time of
                             fee (non-12b-1) of up to 0.25% of average            your purchase of up to 1.00%.
                             daily net assets and a distribution (12b-1)
                             fee of 0.75% of average daily net assets.            Class C shares are subject to distribution
                                                                                  and service (12b-1) fees of up to 1.00% of
                                                                                  average daily net assets. These fees are paid
                                                                                  out of the fund's assets on an ongoing basis.
                                                                                  Over time these fees will increase the cost
                                                                                  of investments and may cost more than other
                                                                                  types of sales charges.
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Class I and Class Y sales    Class I shares are offered without an initial        Class Y shares are offered without an initial
charges and fees             sales charge.                                        sales charge.

                             Class I shares are not subject to a                  Class Y shares are not subject to a
                             contingent deferred sales charge.                    contingent deferred sales charge.

                             Class I shares are not subject to                    Class Y shares are not subject to
                             distribution and service (12b-1) fees.               distribution and service (12b-1) fees.
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Management fees              The fund pays MAM an annual advisory fee             The fund pays Pioneer a fee for managing the
                             equal to 0.75% of the fund's average daily           fund and to cover the cost of providing
                             net assets.                                          certain services to the fund.

                                                                                  Pioneer's fee is equal to 0.65% of the fund's
                                                                                  average daily net asset up to $1 billion,
                                                                                  0.60% of the next $4 billion and 0.55% on
                                                                                  assets over $5 billion. The fee is accrued
                                                                                  daily and paid monthly.
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

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                                          Regions Morgan Keegan
                                           Select Balanced Fund                           Pioneer Classic Balanced Fund
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
Fee waiver and expense       None                                                 Pioneer has contractually agreed to limit
limitations                                                                       ordinary operating expenses to the extent
                                                                                  required to reduce fund expenses to 1.16% and
                                                                                  2.06% of the average daily net assets
                                                                                  attributable to Class A shares and Class C
                                                                                  shares, respectively. These expense
                                                                                  limitations are in effect through December 1,
                                                                                  2011 for Class A shares and through December
                                                                                  1, 2010 for Class C shares. In addition,
                                                                                  Pioneer has contractually agreed to limit
                                                                                  ordinary operating expenses to the extent
                                                                                  required to reduce fund expenses to 1.33% and
                                                                                  1.08% of the average daily net assets
                                                                                  attributable to Class A shares and Class Y
                                                                                  shares, respectively. Assuming the
                                                                                  Reorganization is approved, these expense
                                                                                  limitations will be in effect for a period of
                                                                                  three years after the closing of the
                                                                                  Reorganization. There can be no assurance
                                                                                  that Pioneer will extend the expense
                                                                                  limitations beyond such time.
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                             For a comparison of the gross and net expenses of both funds, please see the class fee tables in the "The Funds' Fees and Expenses" section starting on page
                             115.
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

Comparison of Principal Risks of Investing in the Funds

     Because the RMK Fund and the Pioneer Fund have similar investment objectives and primary investment strategies, they are subject to similar principal risks. You could lose money on your investment in each Fund, or not make as much as if you invested elsewhere if:

     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o    Value stocks or growth stocks fall out of favor with investors

     o The Fund's equity investments remain undervalued or do not have the potential value originally expected

     o The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     Each Fund is subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Stocks tend to have greater volatility than debt securities. The Funds' portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Funds' share price will go up and down. Each Fund's investment adviser attempts to manage market risk by limiting the amount the Fund invests in any single company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

     Each Fund may be subject to risks associated with investing in growth stocks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, since growth companies often reinvest a high proportion of their earning in their own businesses, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price change for returns and may be more adversely affected in a down market compared to value stocks.

     Each Fund may be subject to risks associated with investing in value stocks. Value stocks bear the risk that the companies issuing them may not overcome adverse business or other developments that may caused the securities to be out of favor or that the market does not recognize the value of the company, such that the price of its securities declines or does not approach the value that the Fund's investment adviser anticipates. In addition, during certain time periods, market dynamics may favor "growth" securities over "value" securities. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

     Each Fund is subject to risks associated with investing in debt securities. Each Fund could under perform other investments if:

     o Interest rates go up causing the value of the Fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

     o The issuer of a debt security owned by the Fund defaults on its obligation to pay principal or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying asset declines. This is known as credit risk

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     Each Fund may invest in mortgage-based and asset-backed securities, which are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid, but remain subject to prepayment risk, which would be a loss of any expected interest payments, even though there is no default on the underlying financial asset. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage-related securities can also become illiquid and hard to value in volatile or declining markets. Privately issued mortgage-related securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

     To the extent either Fund emphasizes, from time to time, investments in a particular market segment, the Fund will be subject to a greater degree to the risks of the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts ("REITs"), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Because the Pioneer Fund may invest in securities of non-U.S. issuers, including in the securities of emerging markets issuers, it may be subject to the risks below associated with investing in non-U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Pioneer Fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Pioneer Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Pioneer Fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Pioneer Fund's return

     Because the Pioneer Fund may invest in debt securities rated below investment grade, including convertible debt securities, it may be subject to the risks associated with below investment grade securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

     Each Fund may use derivatives. Derivatives involve special risks and costs and may result in losses to the Fund. Each Fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the Fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments or do not correlate well with the underlying asset, rate or index, the Fund may not fully benefit from or could lose money on the derivative position. In addition, derivatives involve risk of loss if the issuer of the derivative defaults on its obligation.

The Funds' Past Performance

     Set forth below is performance information for each Fund. The bar charts show the year-by-year performance of the Funds' Class A shares for the past 10 calendar years. Class C and Class I shares of the RMK Fund and Class C and Class Y shares of the Pioneer Fund will have different performance because they have different expenses. The charts do not reflect any sales charge you may pay when you buy or sell Fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with broad-based securities market indices. The bar charts provide an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance, before and after taxes, does not indicate future results.

     The Pioneer Fund acquired the assets and liabilities of AmSouth Balanced Fund (the predecessor fund) on September 23, 2005. As a result of the reorganization, the Pioneer Fund is the accounting successor of the predecessor fund. The predecessor fund offered classes of shares similar to the Pioneer Fund's Class A shares and Class Y shares. In the reorganization, the predecessor fund exchanged its assets for Class A and Class Y shares of the Pioneer Fund. The performance of Class A shares and Class Y shares of the Pioneer Fund includes the net asset value performance of the predecessor fund's Class A shares and Class I shares, respectively, prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses) with respect to Class A shares and any differences in expenses with respect to Class Y shares. The predecessor fund did not offer Class C shares. The performance of the Pioneer Fund's Class C shares is based upon the net asset value performance of the predecessor fund's Class B shares, which has been restated to reflect sales charges applicable to Class C shares (but not other differences in expenses). If all the expenses of the Pioneer Fund were reflected, the performance would be lower.

  Regions Morgan Keegan Select Balanced Fund's Annual Returns -- Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                      8.82
'00                     -2.86
'01                     -3.19
'02                     -7.40
'03                     13.50
'04                      2.54
'05                     11.39
'06                      6.92
'07                     12.90
'08                    -17.90

----------

The highest quarterly return was 7.56% for the quarter ended June 30, 2003

The lowest quarterly return was (9.80)% for the quarter ended September 30, 2008

        Pioneer Classic Balanced Fund's Annual Returns -- Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                      1.32
'00                     10.18
'01                      4.61
'02                     -6.86
'03                     15.70
'04                      7.60
'05                      4.60
'06                     13.33
'07                      4.82
'08                    -24.84

----------

The highest quarterly return was 10.62% for the quarter ended June 30, 2003

The lowest quarterly return was (12.71)% for the quarter ended December 31, 2008

    Regions Morgan Keegan Select Balanced Fund's Average Annual Total Returns
                      (for periods ended December 31, 2008)

---------------------------------------------------------------------------------------------------------------
                                                                                           Since      Inception
                                                       1 Year     5 Years    10 Years    Inception      Date
---------------------------------------------------------------------------------------------------------------
Class A(1)                                                                                            12/18/94
---------------------------------------------------------------------------------------------------------------
-- Return Before Taxes (with 5.50% sales charge)      (22.42)%     1.36%       1.41%       5.84%
---------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions(2)             (22.79)%     0.61%       0.51%
---------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions and Sale of    (14.46)%     1.04%       0.85%
   Fund Shares(2)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Class C                                                                                               01/14/02
---------------------------------------------------------------------------------------------------------------
-- Return Before Taxes (with applicable Contingent    (19.29)%     1.76%        N/A        1.74%
   Deferred Sales Charge)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Class I                                                                                               09/01/05
---------------------------------------------------------------------------------------------------------------
-- Return Before Taxes                                (17.64)%      N/A         N/A        0.77%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(3)                        (37.00)%    (2.19)%     (1.38)%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Barclays Capital (formerly, Lehman Brothers)            5.70%      4.64%       5.64%
 Government/Credit Total Index(4)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Standard & Poor's 500/Merrill Lynch 1-10 Year         (17.56)%     1.29%       2.32%
 Government/Corporate A Rated and Above
 Index(5)
---------------------------------------------------------------------------------------------------------------

----------

(1) Effective June 4, 2004, all Class B shares of the RMK Fund converted to Class A shares. Historical total return information for the RMK Fund for any period or portion thereof prior to the commencement of investment operations of Class A shares on May 20, 1998 is that of Class B shares and reflects all charges, expenses and fees incurred by Class B shares, which were generally higher than the expenses of Class A shares, during such periods.

(2) After-tax returns are calculated using the historical highest individual federal marginal income and capital gains tax rates and do not reflect the impact of any applicable state and local taxes. Return after taxes on distributions assumes a continued investment in the RMK Fund and shows the effect of taxes on fund distributions. Return after taxes on distributions and sale of fund shares assumes all shares were redeemed at the end of each period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as individual retirement accounts or 401(k) plans. After-tax returns are shown only for Class I shares. After-tax returns for other classes will be different.

(3) The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC required to be reflected in the Fund's performance. The index is unmanaged, and unlike the RMK Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(4) The Barclays Capital (formerly, Lehman Brothers) Government/Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the RMK Fund's performance. The index is unmanaged, and unlike the RMK Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(5) The Standard & Poor's 500/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is a 50%/50% weight between the two indexes. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC required to be reflected in the RMK Fund's performance. The index is unmanaged, and unlike the RMK Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

         Pioneer Classic Balanced Fund's Average Annual Total Returns(1)
                      (for periods ended December 31, 2008)

------------------------------------------------------------------------------------------------------------------
                                                                                            Since      Inception
                                                        1 Year     5 Years    10 Years    Inception       Date
------------------------------------------------------------------------------------------------------------------
 Class A                                                                                               12/19/91
------------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                (28.25)%    (0.81)%       1.91%      6.56%
------------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(2)             (28.96)%    (2.92)%      (0.26)%     4.26%
------------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale of    (18.02)%    (0.95)%       0.96%      4.78%
    Shares(2)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Class C                                                                                               09/03/97
------------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                (25.61)%    (0.63)%       1.62%      2.78%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Class Y                                                                                               12/19/91(3)
------------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                (24.61)%     0.38%        2.61%      7.01%
------------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(2)             (25.41)%    (1.83)%       0.33%      4.63%
------------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale of    (15.60)%     0.02%        1.49%      5.14%
    Shares(2)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index (reflects no deduction    (36.99)%    (2.19)%      (1.38)%     6.73%
  for fees, expenses or taxes)(4)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Barclays Capital (formerly, Lehman Brothers)            5.70%      4.64%        5.64%      6.55%
  Government/Credit Bond Index (reflects no
  deduction for fees, expenses or taxes)(5)
------------------------------------------------------------------------------------------------------------------

----------

(1) The table reflects sales charges applicable to the class, assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares will vary from the after-tax returns presented for Class A shares.

(3) Inception date of the predecessor fund's Class I shares. Class Y shares commenced operations on September 23, 2005.

(4) The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Unlike the Fund, the index is not managed and does not incur fees, expenses or taxes. You cannot invest directly in the index.

(5) The Barclays Capital (formerly, Lehman Brothers) Government/Credit Bond Index is an unmanaged index representative of U.S. government, U.S. Treasury and agency securities and corporate bonds. Unlike the Fund, the index is not managed and does not incur fees, expenses or taxes. You cannot invest directly in the index.

     The most recent portfolio managers' discussion of the Funds is attached as Exhibit B.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the RMK Fund, the expenses of the RMK Fund for the period ended November 30, 2008, and (ii) for the Pioneer Fund, the expenses of the Pioneer Fund for the period ended July 31, 2008. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Pioneer Fund after giving effect to the Reorganization based on pro forma net assets as of November 30, 2008.

                                                           Regions Morgan
                                                            Keegan Select    Pioneer Classic
                                                            Balanced Fund     Balanced Fund         Combined
                                                            (period ended     (period ended      Pioneer Classic
                                                            November 30,         July 31,         Balanced Fund
                                                                2008)             2008)            (Pro Forma)
                                                           --------------    ---------------     ---------------
Shareholder transaction fees
 (paid directly from your investment)                         Class A            Class A             Class A
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ......................        5.50%              4.50%               4.50%
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less ........        None(1)            None(2)             None(2)
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ..........................................        0.75%              0.65%               0.65%
Distribution and Service (12b-1) Fee ....................        0.25%              0.25%               0.25%
Other Expenses ..........................................        0.33%              0.40%               0.29%
Acquired Fund Fees and Expenses .........................        0.02%              0.00%               0.00%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ....................        1.35%              1.30%               1.19%
--------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ................        0.00%             (0.14)%(4)          (0.03)%(4)(5)
Net Expenses ............................................        1.35%              1.16%               1.16%
--------------------------------------------------------------------------------------------------------------------

                                                                                Regions Morgan
                                                                                Keegan Select     Pioneer Classic
                                                               Balanced Fund    Balanced Fund        Combined
                                                               (period ended    (period ended     Pioneer Classic
                                                                November 30,       July 31,         Balanced Fund
                                                                   2008)            2008)           (Pro Forma)
                                                               -------------    --------------    ---------------
Shareholder transaction fees
 (paid directly from your investment)                            Class C           Class C            Class C
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ......................           None              None               None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less ........           1.00%(3)          1.00%              1.00%
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ..........................................           0.75%             0.65%              0.65%
Distribution and Service (12b-1) Fee ....................           1.00%             1.00%              1.00%
Other Expenses ..........................................           0.33%             0.45%              0.36%
Acquired Fund Fees and Expenses .........................           0.02%             0.00%              0.00%
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ....................           2.10%             2.10%              2.01
--------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ................           0.00%            (0.04)%(4)          0.00%(4)
Net Expenses ............................................           2.10%             2.06%              2.01%
--------------------------------------------------------------------------------------------------------------------

                                                                               Regions Morgan
                                                                                Keegan Select    pioneer Classic     Combined
                                                                                Balanced Fund     Balanced Fund   Pioneer Classic
                                                                                (period ended     (period ended    Balanced Fund
                                                                             November 30, 2008)   July 31, 2008)    (Pro Forma)
                                                                             ------------------  ---------------  ---------------
Shareholder transaction fees
 (paid directly from your investment)                                             Class I          Class Y           Class Y
Maximum sales charge (load) when you buy shares
 as a percentage of offering price                                                   None             None              None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less ..........................          None             None              None
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ............................................................          0.75%            0.65%             0.65%
Distribution and Service (12b-1) Fee ......................................          0.00%            0.00%             0.00%
Other Expenses ............................................................          0.33%            0.15%             0.15%
Acquired Fund Fees and Expenses ...........................................          0.02%            0.00%             0.00%
---------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ......................................          1.10%            0.80%             0.80%
---------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ..................................          0.00%            0.00%             0.00%(5)
Net Expenses ..............................................................          1.10%            0.80%             0.80%
---------------------------------------------------------------------------------------------------------------------------------

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's total operating expenses remain the same, and (e) with respect to the Pioneer Fund, Pioneer's contractual expense limitation is in effect for year one. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                                                                          Combined
                                                                                       Pioneer Classic
                                         Regions Morgan Keegan     Pioneer Classic      Balanced Fund
Number of years you own your shares       Select Balanced Fund      Balanced Fund        (Pro Forma)
-------------------------------------   -----------------------   -----------------   ----------------
Class A -- with or without redemption
 Year 1 .............................            $  680                 $  563             $  563
 Year 3 .............................            $  954                 $  830             $  808
 Year 5 .............................            $1,249                 $1,118             $1,072
 Year 10 ............................            $2,085                 $1,935             $1,826
Class C -- with redemption
 Year 1 .............................            $  313                 $  309             $  304
 Year 3 .............................            $  658                 $  654             $  630
 Year 5 .............................            $1,129                 $1,125             $1,083
 Year 10 ............................            $2,431                 $2,428             $2,338
Class C -- without redemption
 Year 1 .............................            $  213                 $  209             $  204
 Year 3 .............................            $  658                 $  654             $  630
 Year 5 .............................            $1,129                 $1,125             $1,083
 Year 10 ............................            $2,431                 $2,428             $2,338
Class I/Y
 Year 1 .............................            $  112                 $   82             $   82
 Year 3 .............................            $  350                 $  255             $  255
 Year 5 .............................            $  606                 $  444             $  444
 Year 10 ............................            $1,340                 $  990             $  990

----------

(1) On purchases of Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class A shares redeemed within one year of purchase.

(2) Class A purchases of $500,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00%.

(3) A contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class C shares redeemed within one year of the purchase date.

(4) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.16% and 2.06% of the average daily net assets attributable to Class A shares and Class C shares, respectively. These expense limitations are in effect through December 1, 2011 for Class A shares and through December 1, 2010 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(5) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.33% and 1.08% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of three years after the close of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

Reasons for the Proposed Reorganization

     The RMK Trustees believe that the proposed Reorganization is in the best interests of the RMK Fund and its shareholders. The RMK Trustees considered the following matters, among others, in approving this Proposal 6.

     First, MAM, the investment adviser to the RMK Fund, informed the RMK Board that engaging in the business of investment adviser to the RMK Funds is not a core business that MAM intends to continue and that Regions would be conducting a search for a buyer for MAM's mutual fund management business. After requests for proposals were solicited, received and reviewed, MAM and Regions decided to recommend to the RMK Board that the RMK Funds be reorganized into similar mutual funds managed by Pioneer, as being in the best interest of shareholders of each of the RMK Funds.

     Second, the RMK Board considered that the pro forma net expense ratio of the combined Pioneer Fund is expected to be the same or lower for each class of shares of the combined Pioneer Fund as compared to the corresponding classes of your RMK Fund. The pro forma net expense ratios for the combined Pioneer Fund's Class A, Class C and Class Y shares are anticipated to be 1.16%, 2.01% and 0.80%, respectively, after giving effect to Pioneer's contractual expense limitation with respect to Class A and Class Y shares, and the historical net expense ratios for the corresponding classes of shares of your RMK Fund are 1.35%, 2.10% and 1.10%, respectively. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and further reduced per share expenses.

     Third, the RMK Board considered that Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce fund expenses to 1.16% and 2.06% of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through December 1, 2011 for Class A shares and through December 1, 2010 for Class C shares. In addition, Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.33% and 1.08% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the shareholders of your RMK Fund approve the Reorganization, these expense limitations will be in effect for the combined Pioneer Fund for a period of three years from the Closing Date. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Fourth, the Pioneer Fund's management fee (0.65% of average daily net assets) is lower than the advisory fee of your RMK Fund (0.75% of average daily net assets). The RMK Board noted that at November 30, 2008, the advisory fee payable by your RMK Fund was 0.75%. The performance-adjusted management fee of the combined Pioneer Fund, had the Reorganization occurred on that date, would be 0.65%, which is lower than your RMK Fund's management fee.

     Fifth, the reputation, financial strength, resources and capabilities of Pioneer will benefit RMK Fund shareholders. At December 31, 2008, Pioneer managed $49 billion in assets. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management of the group were approximately $206 billion worldwide. Shareholders of your RMK Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. As of December 31, 2008, the Pioneer family of mutual funds offers over 75 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your RMK Fund's shareholders through exchanges. In addition, your RMK Fund may reduce the level of its operational expenses for administrative, compliance and portfolio management services if it becomes part of a large mutual fund complex.

     Sixth, the substantially larger size of the combined Pioneer Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks and provide benefits to the shareholders of the Fund from the long-term economies of scale that may result from consummation of the Reorganization.

     Seventh, the Class A, Class C and Class Y shares of the Pioneer Fund received in the Reorganization will provide the RMK Fund shareholders with exposure to substantially the same investment product as they have currently.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Code and therefore you will not recognize gain or loss for federal income tax purposes on the exchange of your shares for corresponding shares of the Pioneer Fund. However, in order to maintain its qualification for taxation as a regulated investment company, the RMK Fund will declare and pay a distribution of its realized net capital gains for the taxable year ending on the Closing Date, together with any undistributed investment company taxable income and net tax-exempt income for such taxable year, to its shareholders shortly before the Reorganization. Such distributions may affect the amount, timing or character of taxable income that the RMK Fund's shareholders realize in respect of their RMK Fund shares. For more information, see "Tax Status of the Reorganization" on page 204 of this Proxy Statement/Prospectus. Although the Reorganization will result in a per share increase in net unrealized capital gains and decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and MAM have agreed to each pay 50% of all proxy and solicitation costs associated with the Funds' participation in the Reorganization.

     The RMK Trustees also considered that Pioneer and MAM will benefit from the Reorganization. See "Will Pioneer and MAM Benefit from the Reorganizations?"

                                 CAPITALIZATION

     The following table sets forth the capitalization of the RMK Fund and the Pioneer Fund as of March 16, 2009 and the pro forma combined capitalization of the combined Pioneer Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between March 16, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

                                       Regions Morgan                          Pioneer Classic
                                        Keegan Select      Pioneer Classic      Balanced Fund
                                        Balanced Fund       Balanced Fund         Pro Forma
                                     ------------------   -----------------   ----------------
Net Assets
 Class A .........................     $   21,834,227      $   76,519,652      $  98,353,879
 Class B .........................                 --      $   13,244,890      $  13,244,890
 Class C .........................     $    1,662,961      $    6,518,164      $   8,181,125
 Class I/Y .......................     $   90,066,029      $   10,961,696      $ 101,027,725
                                       --------------      --------------      -------------
Total Net Assets of Fund .........     $  113,563,217      $  107,244,402      $ 220,807,619
Net Asset Value Per Share
 Class A .........................     $        11.79      $         6.48      $        6.48
 Class B .........................                 --      $         6.43      $        6.43
 Class C .........................     $        11.80      $         6.46      $        6.46
 Class I/Y .......................     $        11.81      $         6.48      $        6.48

Shares Outstanding
 Class A .........................          1,852,336          11,810,989         15,180,468
 Class B .........................                 --           2,059,141          2,059,141
 Class C .........................            140,980           1,009,129          1,266,553
 Class I/Y .......................          7,628,217           1,691,077         15,590,156

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your RMK Fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Fund shares that will actually be received and distributed.

                             ADDITIONAL INFORMATION

     For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the RMK Fund shareholders and information concerning the meeting of your RMK Fund shareholders, the tax status of the Reorganization, a comparison of Delaware statutory trusts and Massachusetts business trusts, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Pioneer Fund values its securities, financial highlights information for each Pioneer Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Proposal 11.

                    RMK BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the RMK Trustees, including the Independent RMK Trustees, approved the Reorganization. In particular, the RMK Trustees have concluded that participation in the Reorganization is in the best interests of the RMK Fund and that the interests of the RMK Fund's existing shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     THE RMK TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR RMK FUND VOTE "FOR" PROPOSAL 6 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                 Regions Morgan Keegan Select Fixed Income Fund
                                       and
                                Pioneer Bond Fund

                                   PROPOSAL 7

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of this Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled "Terms of Each Agreement and Plan of Reorganization" in the back of this Proxy Statement/Prospectus, after the discussion of the various Proposals.

     If Proposal 7 is approved, Regions Morgan Keegan Select Fixed Income Fund (the "RMK Fund") will be reorganized into Pioneer Bond Fund (the "Pioneer Fund" and, together with the RMK Fund, the "Funds"), as described above, and the Pioneer Fund will issue Class A shares to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A and Class C shares and the Pioneer Fund will issue Class Y shares to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class I shares, as applicable.

     The RMK Fund and the Pioneer Fund have similar investment objectives, primary investment strategies and related risks. The table below provides a comparison of certain features of the two Funds.

  Comparison of Regions Morgan Keegan Select Fixed Income Fund to Pioneer Bond
                                      Fund

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objectives        The fund's investment objective is current           The fund's investment objective is to provide
                             income, with capital appreciation as a               current income from an investment grade
                             secondary objective.                                 portfolio with due regard to preservation
                                                                                  of capital and prudent investment risk. The
                                                                                  fund also seeks a relatively stable level of
                                                                                  dividends; however, the level of dividends
                                                                                  will be maintained only if consistent with
                                                                                  preserving the investment grade quality of
                                                                                  the fund's portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments and      The fund invests a majority of its total assets      The fund invests primarily in:
investment strategies        in investment grade debt securities. Under
                             normal circumstances, the fund invests at least      o    debt securities issued or guaranteed by
                             80% of the value of its net assets in debt                the U.S. government or its agencies and
                             securities. These securities include debt                 instrumentalities,
                             securities of the U.S. Treasury and government
                             agencies, mortgage-backed and asset-backed           o    debt securities, including convertible
                             securities, and corporate bonds. The fund will            debt, of corporate and other issuers
                             provide shareholders with at least 60 days'               rated at least investment grade at the
                             prior notice of any changes in this policy.               time of investment, and comparably rated
                                                                                       commercial paper,

                                                                                  o    cash and cash equivalents, certificates
                                                                                       of deposit, repurchase agreements
                                                                                       maturing in one week or less and
                                                                                       bankers' acceptances.
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

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Primary investments and      The fund may invest up to 10% of its total           Normally, the fund invests at least 80% of its
investment strategies        assets in below investment grade debt                net assets (plus the amount of borrowings,
                             securities. The debt securities purchased            if any, for investment purposes) in these
                             by the fund will be rated, at the time of            securities.
                             investment, at least CCC (or a comparable
                             rating) by at least one nationally recognized        The fund will provide written notice to
                             statistical rating organization ("NRSRO") or,        shareholders at least 60 days prior to any
                             if unrated, determined by MAM to be of               change to the requirement that it invest at
                             comparable quality.                                  least 80% of its assets as described above.

                             MAM employs a "top down" strategy in                 The fund may invest a substantial portion of
                             selecting investment securities. Key factors         its assets in mortgage-related securities, which
                             include economic trends, inflation expectations,     represent interests in pools of mortgage loans
                             interest rate momentum, and yield spreads.           assembled for sale to investors by various U.S.
                             When investing in non-governmental securities,       governmental agencies, government-related
                             MAM will conduct a credit analysis of the            organizations and private issuers.
                             issuer, and will compare current yield spreads
                             to historical norms. The net asset value of the      Cash and cash equivalents include cash
                             fund is expected to fluctuate with changes in        balances, accrued interest and receivables for
                             interest rates and bond market conditions.           items such as the proceeds, not yet received,
                             MAM will attempt to minimize principal               from the sale of the fund's portfolio
                             fluctuation and increase return through,             investments.
                             among other things, diversification, careful
                             credit analysis and security selection, and          U.S. government securities include U.S.
                             adjustments of the fund's average portfolio          Treasury obligations, such as bills, bonds
                             maturity.                                            and notes, and obligations issued or
                                                                                  guaranteed by U.S. government agencies or
                             The average maturity of the fund's debt              instrumentalities. These obligations may be
                             securities generally will be in the range of         supported by:
                             three to ten years. When interest rates are at
                             higher levels and lower rates are forecasted for     o    the full faith and credit of the U.S.
                             the future, MAM may choose to lengthen the                Treasury, such as securities issued by
                             fund's effective duration. Likewise, when rising          the Government National Mortgage
                             interest rates are expected, the duration of              Association (GNMA);
                             the fund's bond portfolio may be shortened.
                             Consistent with the fund's primary objective of      o    the authority of the U.S. government to
                             producing current income, the fund will focus             purchase certain obligations of the
                             on investment-grade, intermediate-term debt               issuer, such as securities issued by the
                             securities.                                               Federal National Mortgage Association
                                                                                       (Fannie Mae) and the Federal Home Loan
                                                                                       Mortgage Corporation (Freddie Mac);

                                                                                  o    the limited authority of the issuer to
                                                                                       borrow from the U.S. Treasury; or

                                                                                  o    only the credit of the issuer.

                                                                                  In addition, the fund may invest up to 20% of
                                                                                  its net assets in debt securities rated below
                                                                                  investment grade or, if unrated, of equivalent
                                                                                  credit quality as determined by Pioneer.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  The fund's investments may have fixed or
                                                                                  variable principal payments and all types of
                                                                                  interest rate payment and reset terms,
                                                                                  including fixed rate, floating rate, inverse
                                                                                  floating rate, zero coupon, contingent,
                                                                                  deferred and payment in kind and auction rate
                                                                                  features. The fund may invest and has in the
                                                                                  past invested in securities with a broad range
                                                                                  of maturities and maintains an average
                                                                                  portfolio maturity which varies based upon
                                                                                  the judgment of Pioneer.

                                                                                  Pioneer considers both broad economic and
                                                                                  issuer specific factors in selecting a portfolio
                                                                                  designed to achieve the fund's investment
                                                                                  objectives. In assessing the appropriate
                                                                                  maturity, rating and sector weighting of the
                                                                                  fund's portfolio, Pioneer considers a variety
                                                                                  of factors that are expected to influence
                                                                                  economic activity and interest rates. These
                                                                                  factors include fundamental economic
                                                                                  indicators, such as the rates of economic
                                                                                  growth and inflation, Federal Reserve
                                                                                  monetary policy and the relative value of the
                                                                                  U.S. dollar compared to other currencies.
                                                                                  Once Pioneer determines the preferable
                                                                                  portfolio characteristics, Pioneer selects
                                                                                  individual securities based upon the terms
                                                                                  of the securities (such as yields compared
                                                                                  to U.S. Treasuries or comparable issues),
                                                                                  liquidity and rating, sector and issuer
                                                                                  diversification. Pioneer also employs
                                                                                  fundamental research and due diligence to
                                                                                  assess an issuer's credit quality, taking into
                                                                                  account financial condition and profitability,
                                                                                  future capital needs, potential for change in
                                                                                  rating, industry outlook, the competitive
                                                                                  environment and management ability. In
                                                                                  making these portfolio decisions, Pioneer
                                                                                  relies on the knowledge, experience and
                                                                                  judgment of its staff and the staff of its
                                                                                  affiliates who have access to a wide variety
                                                                                  of research.

                                                                                  A debt security is considered investment
                                                                                  grade if it is: rated BBB or higher at the time
                                                                                  of purchase by Standard & Poor's Ratings
                                                                                  Group; rated the equivalent rating by a
                                                                                  nationally recognized statistical rating
                                                                                  organization; or determined to be of equivalent
                                                                                  credit quality by Pioneer.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Securities in the lowest category of investment
                                                                                  grade are considered to have speculative
                                                                                  characteristics.

                                                                                  For purposes of the fund's credit quality
                                                                                  policies, if a security receives different ratings
                                                                                  from nationally recognized statistical rating
                                                                                  organizations, the fund will use the rating
                                                                                  chosen by the portfolio manager as most
                                                                                  representative of the security's credit quality.
                                                                                  If a rating organization changes the quality
                                                                                  rating assigned to one or more of the fund's
                                                                                  portfolio securities, Pioneer will consider if
                                                                                  any action is appropriate in light of the fund's
                                                                                  investment objectives and policies.

                                                                                  In general, the ratings of nationally recognized
                                                                                  statistical rating organizations represent the
                                                                                  opinions of those organizations as to the
                                                                                  quality of the securities they rate. These
                                                                                  ratings are relative and subjective and are not
                                                                                  absolute standards or guarantees of quality.

                                                                                  The fund may invest up to 20% of its net
                                                                                  assets in debt securities rated below
                                                                                  investment grade or, if unrated, of equivalent
                                                                                  quality as determined by Pioneer. Debt
                                                                                  securities rated below investment grade are
                                                                                  commonly referred to as "junk bonds" and are
                                                                                  considered speculative. Below investment
                                                                                  grade debt securities involve greater risk of
                                                                                  loss, are subject to greater price volatility and
                                                                                  are less liquid, especially during periods of
                                                                                  economic uncertainty or change, than higher
                                                                                  quality debt securities. The fund may invest in
                                                                                  debt securities rated "D" or better, or
                                                                                  comparable unrated securities.

                                                                                  The fund may invest in mortgage-backed and
                                                                                  asset-backed securities. Mortgage-backed
                                                                                  securities may be issued by private issuers,
                                                                                  by government-sponsored entities such as
                                                                                  Fannie Mae or Freddie Mac or by agencies
                                                                                  of the U.S. government, such as GNMA.
                                                                                  Mortgage-backed securities represent direct or
                                                                                  indirect participation in, or are collateralized
                                                                                  by and payable from, mortgage loans secured
                                                                                  by real property. Asset-backed securities
                                                                                  represent participations in, or are secured by
                                                                                  and payable from, assets such as installment
                                                                                  sales or loan contracts, leases, credit card
                                                                                  receivables and other categories of
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  receivables. The fund's investments in
                                                                                  mortgage-related securities may include
                                                                                  mortgage derivatives and structured securities.

                                                                                  Unlike mortgage-related securities issued or
                                                                                  guaranteed by the U. S. government or its
                                                                                  agencies and instrumentalities, mortgage-
                                                                                  related securities issued by private issuers
                                                                                  do not have a government or government-
                                                                                  sponsored entity guarantee (but may have
                                                                                  other credit enhancement), and may, and
                                                                                  frequently do, have less favorable collateral,
                                                                                  credit risk or other characteristics. The fund
                                                                                  may invest in other mortgage-related
                                                                                  securities, including mortgage derivatives and
                                                                                  structured securities. These securities typically
                                                                                  are not secured by real property. Because
                                                                                  these securities have imbedded leverage
                                                                                  features, small changes in interest or
                                                                                  prepayment rates may cause large and sudden
                                                                                  price movements. These securities also can
                                                                                  become illiquid and difficult to value in volatile
                                                                                  or declining markets.

                                                                                  The fund may invest in securities that are
                                                                                  subordinated or "junior" to more senior
                                                                                  securities of the issuer. The investor in a
                                                                                  subordinated security is entitled to payment
                                                                                  after other holders. As a result, subordinated
                                                                                  securities may be disproportionately adversely
                                                                                  affected by a default or even a perceived
                                                                                  decline in creditworthiness of the issuer, or,
                                                                                  in the case of a pooled investment, issuers
                                                                                  of underlying obligations.

                                                                                  Floating rate loans are provided by banks and
                                                                                  other financial institutions to large corporate
                                                                                  customers. These loans are rated below
                                                                                  investment grade, but typically are secured
                                                                                  with specific collateral and have a senior
                                                                                  position in the capital structure of the
                                                                                  borrower. These loans typically have rates of
                                                                                  interest that are reset periodically by reference
                                                                                  to a base lending rate, such as the London
                                                                                  Interbank Offered Rate (LIBOR), plus a
                                                                                  premium. The value of collateral, if any,
                                                                                  securing a floating rate loan can decline, may
                                                                                  be insufficient to meet the issuer's obligations
                                                                                  or may be difficult to obtain. Floating rate
                                                                                  loans may not be readily marketable or may
                                                                                  be subject to restrictions on resale. For the
                                                                                  purpose of this prospectus, the term
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  "securities" includes loans and other
                                                                                  instruments and obligations.

                                                                                  The fund may invest in inverse floating rate
                                                                                  obligations (a type of derivative instrument).
                                                                                  The interest rate on inverse floating rate
                                                                                  obligations will generally decrease as short-
                                                                                  term interest rates increase, and increase as
                                                                                  short-term rates decrease. Due to their
                                                                                  leveraged structure, the sensitivity of the
                                                                                  market value of an inverse floating rate
                                                                                  obligation to changes in interest rates is
                                                                                  generally greater than a comparable long-term
                                                                                  bond issued by the same issuer and with
                                                                                  similar credit quality, redemption and maturity
                                                                                  provisions. Inverse floating rate obligations
                                                                                  may be volatile and involve leverage risk.

                                                                                  The fund may invest up to 15% of its total
                                                                                  assets in equity and debt securities of non-
                                                                                  U.S. corporate issuers and in debt securities
                                                                                  of non-U.S. government issuers. The fund will
                                                                                  not invest more than 5% of its total assets in
                                                                                  the securities of emerging markets issuers.
                                                                                  The fund invests in non-U.S. securities to
                                                                                  diversify its portfolio when they offer similar
                                                                                  or greater potential to provide income and
                                                                                  capital gains compared to U.S. securities. The
                                                                                  fund may invest in securities of Canadian
                                                                                  issuers to the same extent as securities of
                                                                                  U.S. issuers (non-U.S. issuers does not
                                                                                  include Canadian issuers).

                                                                                  The fund may invest in "event-linked"
                                                                                  bonds, which sometimes are referred to as
                                                                                  "insurance-linked" or "catastrophe" bonds.
                                                                                  Event-linked bonds are debt obligations for
                                                                                  which the return of principal and the payment
                                                                                  of interest are contingent on the non-
                                                                                  occurrence of a pre-defined "trigger" event,
                                                                                  such as a hurricane or an earthquake of a
                                                                                  specific magnitude. For some event-linked
                                                                                  bonds, the trigger event's magnitude may be
                                                                                  based on losses to a company or industry,
                                                                                  industry indexes or readings of scientific
                                                                                  instruments rather than specified actual
                                                                                  losses. If a trigger event, as defined within
                                                                                  the terms of an event-linked bond, involves
                                                                                  losses or other metrics exceeding a specific
                                                                                  magnitude in the geographic region and time
                                                                                  period specified therein, the fund may lose a
                                                                                  portion or all of its accrued interest and/or
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  principal invested in such event-linked bond.
                                                                                  The fund is entitled to receive principal and
                                                                                  interest payments so long as no trigger event
                                                                                  occurs of the description and magnitude
                                                                                  specified by the instrument.

                                                                                  Event-linked bonds may be issued by
                                                                                  government agencies, insurance companies,
                                                                                  reinsurers, special purpose corporations or
                                                                                  other on-shore or off-shore entities. In
                                                                                  addition to the specified trigger events, event-
                                                                                  linked bonds may also expose the fund to
                                                                                  other risks, including but not limited to
                                                                                  issuer (credit) default, adverse regulatory or
                                                                                  jurisdictional interpretations and adverse tax
                                                                                  consequences. Event-linked bonds are subject
                                                                                  to the risk that the model used to calculate
                                                                                  the probability of a trigger event was not
                                                                                  accurate and underestimated the likelihood
                                                                                  of a trigger event. Upon the occurrence or
                                                                                  possible occurrence of a trigger event, and
                                                                                  until the completion of the processing and
                                                                                  auditing of applicable loss claims, the fund's
                                                                                  investment in such event-linked bond may
                                                                                  be priced using fair value methods. As a
                                                                                  relatively new type of financial instrument,
                                                                                  there is limited trading history for these
                                                                                  securities, and there can be no assurance
                                                                                  that a liquid market in these instruments
                                                                                  will develop.

                                                                                  Event-linked bonds are typically rated by at
                                                                                  least one nationally recognized rating agency,
                                                                                  but also may be unrated. The rating for an
                                                                                  event-linked bond primarily reflects the rating
                                                                                  agency's calculated probability that a pre-
                                                                                  defined trigger event will occur. This rating
                                                                                  also assesses the event-linked bond's credit
                                                                                  risk and model used to calculate the
                                                                                  probability of a trigger event.

                                                                                  With respect to the investment strategies and
                                                                                  practices enumerated above, to the extent that
                                                                                  a percentage limitation is not specified, there
                                                                                  is no specific limit on the fund's ability to
                                                                                  engage in such strategy or practice.
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

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Cash management and          To minimize potential losses and maintain            Normally, the fund invests substantially all of
temporary investments        liquidity to meet shareholder redemptions            its assets to meet its investment objective.
                             during adverse market conditions, the fund           The fund may invest the remainder of its
                             may temporarily depart from its principal            assets in securities with remaining maturities
                             investment strategy by investing up to 100%          of less than one year or cash equivalents, or
                             of the fund's assets in cash and cash                may hold cash. For temporary defensive
                             equivalents, including short-term bank               purposes, including during periods of unusual
                             obligations, repurchase agreements and other         cash flows, the fund may depart from its
                             money market instruments and securities              principal investment strategies and invest part
                             issued and/or guaranteed as to payment of            or all of its assets in these securities or may
                             principal and interest by the U.S. government,       hold cash. During such periods, the fund may
                             its agencies or instrumentalities. This may          not be able to achieve its investment
                             cause the fund to temporarily fail to meet its       objectives. The fund may adopt a defensive
                             goal and forego greater investment returns for       strategy when Pioneer believes securities in
                             the safety of principal.                             which the fund normally invests have
                                                                                  extraordinary risks due to political or
                                                                                  economic factors and in other extraordinary
                                                                                  circumstances.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading           Although the fund does not intend to invest for      The fund usually does not trade for short-term
                             the purpose of seeking short-term profits,           profits. The fund will sell an investment,
                             securities will be sold without regard to the        however, even if it has only been held for a
                             length of time they have been held when MAM          short time, if it no longer meets the fund's
                             believes it is appropriate to do so in light of      investment criteria. If the fund does a lot of
                             the fund's investment goal. A higher portfolio       trading, it may incur additional operating
                             turnover rate involves greater transaction           expenses, which would reduce performance,
                             expenses which must be borne directly by the         and could cause shareowners to incur a
                             fund (and thus, indirectly by its shareholders),     higher level of taxable income or capital gains.
                             and impact fund performance. In addition, a
                             high rate of portfolio turnover may result in the
                             realization of larger amounts of net capital
                             gains that, when distributed to the fund's
                             shareholders, are taxable to them.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                  The fund may enter into derivative contracts.        The fund may, but is not required to, use
                             Derivative contracts are financial instruments       futures and options on securities, indices and
                             that require payments based upon changes             currencies, forward foreign currency exchange
                             in the values of designated (or underlying)          contracts and other derivatives. A derivative
                             securities, currencies, commodities, financial       is a security or instrument whose value is
                             indices or other assets. Some derivative             determined by reference to the value or the
                             contracts (such as futures, forwards and             change in value of one or more securities,
                             options) require payments relating to a future       currencies, indices or other financial
                             trade involving the underlying asset. Other          instruments. Although there is no specific
                             derivative contracts (such as swaps) require         limitation on investing in derivatives, the
                             payments relating to the income or returns           fund does not use derivatives as a primary
                             from the underlying asset.                           investment technique and generally limits their
                                                                                  use to hedging. However, the fund may use
                             MAM may trade in options or futures in order
                             to hedge the fund's portfolio against market
                             shifts as well as to increase returns.

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

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

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  derivatives for a variety of non-principal
                                                                                  purposes, including:

                                                                                  o    As a hedge against adverse changes in
                                                                                       the market prices of securities,
                                                                                       interest rates or currency exchange
                                                                                       rates

                                                                                  o    As a substitute for purchasing or
                                                                                       selling securities

                                                                                  o    To increase the fund's return as a non-
                                                                                       hedging strategy that may be considered
                                                                                       speculative

                                                                                  The fund may enter into credit default swaps,
                                                                                  which can be used to transfer the credit risk
                                                                                  of a security without buying or selling the
                                                                                  security.

                                                                                  Derivatives may be subject to market risk,
                                                                                  interest rate risk and credit risk. The fund's
                                                                                  use of certain derivatives may, in some cases,
                                                                                  involve forms of financial leverage, which
                                                                                  involves risk and may increase the volatility
                                                                                  of the fund's net asset value. Even a small
                                                                                  investment in derivatives can have a
                                                                                  significant impact on the fund's exposure to
                                                                                  the market prices of securities, interest rates
                                                                                  or currency exchange rates. Therefore, using
                                                                                  derivatives can disproportionately increase
                                                                                  losses and reduce opportunities for gain.
                                                                                  If changes in a derivative's value do not
                                                                                  correspond to changes in the value of the
                                                                                  fund's other investments or do not correlate
                                                                                  well with the underlying asset, rate or index,
                                                                                  the fund may not fully benefit from or could
                                                                                  lose money on the derivative position. In
                                                                                  addition, derivatives involve risk of loss if the
                                                                                  issuer of the derivative defaults on its
                                                                                  obligation. Certain derivatives may be less
                                                                                  liquid, which may reduce the returns of the
                                                                                  fund if it cannot sell or terminate the
                                                                                  derivative at an advantageous time or price.
                                                                                  Some derivatives may involve the risk of
                                                                                  improper valuation. The fund will only invest
                                                                                  in derivatives to the extent Pioneer believes
                                                                                  these investments are consistent with the
                                                                                  fund's investment objectives, but derivatives
                                                                                  may not perform as intended. Suitable
                                                                                  derivatives may not be available in all
                                                                                  circumstances or at reasonable prices and
                                                                                  may not be used by the fund for a variety
                                                                                  of reasons.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser and       Investment Adviser:                                  Investment Adviser:
portfolio managers           MAM                                                  Pioneer

                             Portfolio Managers:                                  Portfolio Manager:
                             Day-to-day management of the fund's portfolio        Day-to-day management of the fund's portfolio
                             is the responsibility of William C. Rice, CFA        is the responsibility of Kenneth J. Taubes.
                             and Scott M. Flurry, CFA. The portfolio              Mr. Taubes is supported by the fixed income
                             managers are supported by MAM's equity               team. Members of this team manage other
                             and/or fixed income research teams which             Pioneer funds investing primarily in fixed
                             provide fundamental research and quantitative        income securities. The portfolio manager and
                             analysis used to run MAM's internal investment       the team also may draw upon the research
                             models.                                              and investment management expertise of
                                                                                  the global research teams, which provide
                             Mr. Rice is a Senior Vice President, Fixed           fundamental and quantitative research on
                             Income Portfolio Manager and Research Analyst        companies and include members from
                             for MAM. He has more than 30 years experience        Pioneer's affiliate, Pioneer Investment
                             in investment management and research. From          Management Limited. Mr. Taubes is
                             2006 to present, Mr. Rice has served as a            responsible for overseeing the U.S. and
                             member of MAM's taxable fixed-income team. He        global fixed income teams. He joined Pioneer
                             currently holds portfolio management and             as a senior vice president in September 1998
                             research analyst responsibilities. Mr. Rice          and has been an investment professional
                             joined AmSouth Bank in April 1984 as                 since 1982.
                             Portfolio Manager of AmSouth Bank's
                             Investment Portfolio and was named Chief
                             Investment Officer in 1995. As Chief
                             Investment Officer, Mr. Rice was responsible
                             for managing fixed-income assets representing
                             a significant portion of the corporation's
                             assets. This portfolio, comprised mostly of
                             mortgage securities, ranged in value from $6
                             billion to $12 billion and included a variety
                             of mortgage-backed securities, asset-backed
                             securities, and commercial mortgage-backed
                             securities both fixed and floating. From 1979
                             to 1984, Mr. Rice was a Senior Trust
                             Investment Officer at a large regional
                             banking institution where he managed
                             fixed-income portfolios. From 1972 to 1979,
                             Mr. Rice was a Fixed Income Trust Investment
                             Officer at another large regional banking
                             institution. Mr. Rice received a B.S. degree
                             in Accounting and an M.B.A. from Auburn
                             University. Mr. Rice is a CFA charter holder
                             and a member of the CFA Society of Alabama.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                             Mr. Flurry is a Vice President and Senior
                             Portfolio Manager for MAM. He has more than
                             14 years experience in investment management
                             and research. From 2003 to present, Mr. Flurry
                             has served as a fixed income Portfolio
                             Manager responsible for managing domestic
                             fixed income portfolios for institutional clients.
                             Prior to joining MAM in 2003, Mr. Flurry
                             worked for Compass Bank in various
                             capacities. From 1998 to 2003, he served as a
                             Vice President, managing both fixed-income
                             and equity portfolios for institutional clients.
                             Additionally, from 2001 to 2003, Mr. Flurry
                             served as a Portfolio Manager of the
                             Expedition Equity Income Fund. From 1993 to
                             1998, Mr. Flurry served as a credit analyst in
                             the Investment Credit department of Compass
                             Bank and served as the Head of the Credit
                             Department for the last three years of that
                             tenure. Mr. Flurry received a B.S. in Corporate
                             Finance and Investment Management from the
                             University of Alabama in 1990. Mr. Flurry is a
                             holder of the Chartered Financial Analyst
                             designation and an officer of the CFA Society
                             of Alabama.
------------------------------------------------------------------------------------------------------------------------------------
Business                     A diversified series of the RMK Trust, an            The diversified sole series of an open-end
                             open-end management investment company               management investment company organized as
                             organized as a Massachusetts business trust.         a Delaware statutory trust with the same name.
------------------------------------------------------------------------------------------------------------------------------------
Net assets                   $115,721,977                                         $849,064,865
(as of March 16, 2009)
------------------------------------------------------------------------------------------------------------------------------------

                      Classes of Shares, Fees and Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges        Class A shares are offered with an initial           Class A shares are offered with an initial sales
and fees                     sales charge up to 2.00% of the offering price,      charge up to 4.50% of the offering price, which
                             which is reduced depending upon the amount           is reduced or waived for large purchases and
                             invested as described below or, in certain           certain types of investors. At the time of your
                             circumstances, waived. Class A shares bought         purchase, your investment firm may receive a
                             as part of an investment of $1 million or more       commission from PFD, the fund's distributor,
                             are not subject to an initial sales charge, but      of up to 4.00%, declining as the size of your
                             may be charged a contingent deferred sales           investment increases.
                             charge of 1.00% if sold within one year of
                             purchase.                                            You pay the offering price (the net asset value
                                                                                  per share plus any initial sales charge) when
                             Your investment may qualify for a reduction or       you buy Class A shares unless you qualify to
                             elimination of the sales charge, also known as       purchase shares at net asset value. You pay
                             a breakpoint discount. The following lists the       a lower sales charge as the size of your
                             sales charges, which will be applied to your         investment increases. You do not pay a sales
                             Class A share purchase, subject to the               charge when you reinvest dividends or capital
                             breakpoint discounts indicated:                      gain distributions paid by the fund.

                             ------------------------------------------------     ---------------------------------------------
                                Your            As a % of       As a % of Net                           Sales charge as % of
                             Investment       Offering Price       Amounts        ---------------------------------------------
                                                                  Invested        Amount of       Offering Price    Net Amounts
                             ------------------------------------------------     purchase                           Invested
                             Up to $49,999        2.00%              2.04%        ---------------------------------------------
                             ------------------------------------------------     Less than           4.50%            4.71%
                             $50,000 to           1.75%              1.78%        $100,000
                             $ 99,999                                             ---------------------------------------------
                             ------------------------------------------------     $100,000 but        3.50%            3.63%
                             $100,000 to          1.50%              1.52%        less than
                             $249,999                                             $250,000
                             ------------------------------------------------     ---------------------------------------------
                             $250,000 to          1.00%              1.01%        $250,000 but        2.50%            2.56%
                             $499,999                                             less than
                             ------------------------------------------------     $500,000
                             $500,000 to          0.75%              0.76%        ---------------------------------------------
                             $999,999                                             $500,000 or          -0-              -0-
                             ------------------------------------------------     more
                             $1 million or      Net asset         Net asset       ---------------------------------------------
                             more                 value             value
                             ------------------------------------------------     There are no contingent deferred sales charges,
                                                                                  except in certain circumstances when the initial
                             Your investment professional must notify the         sales charge is waived. A contingent deferred
                             fund's transfer agent of eligibility for any         sales charge may be payable to PFD, the fund's
                             applicable breakpoint discount at the time of        distributor, in the event of a share redemption
                             purchase.                                            within 12 months following the share purchase
                                                                                  at the rate of 1.00% of the lesser of the value
                             Class A shares pay a shareholder servicing fee       of the shares redeemed or the total cost of
                             (non-12b-1) of up to 0.25% of average daily          such shares, subject to certain waivers.
                             net assets.
                                                                                  Class A shares are subject to distribution
                                                                                  and service (12b-1) fees of up to 0.25% of
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  average daily net assets. These fees are paid
                                                                                  out of the fund's assets on an ongoing basis.
                                                                                  Over time these fees will increase the cost of
                                                                                  investments and may cost more than other
                                                                                  types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class C sales charges        Class C shares are offered without an initial        The Pioneer Fund will issue Class A shares to
and fees                     sales charge.                                        the RMK Fund in exchange for the Class C
                                                                                  shares of the RMK Fund. Please see the
                             Class C shares are subject to a contingent           Pioneer Fund's Class A sales charges and
                             deferred sales charge of 1.00% if sold within        fees above.
                             one year of purchase.

                             Class C shares pay a shareholder servicing fee
                             (non-12b-1) of up to 0.25% of average daily
                             net assets and a distribution (12b-1) fee of
                             0.75% of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales    Class I shares are offered without an initial        Class Y shares are offered without an initial
charges and fees             sales charge.                                        sales charge.

                             Class I shares are not subject to a                  Class Y shares are not subject to a
                             contingent deferred sales charge.                    contingent deferred sales charge.

                             Class I shares are not subject to                    Class Y shares are not subject to
                             distribution and service (12b-1) fees.               distribution and service (12b-1) fees.
------------------------------------------------------------------------------------------------------------------------------------
Management fees              The fund pays MAM an annual advisory fee             The fund pays Pioneer a fee for managing the
                             equal to 0.50% of the fund's average daily           fund and to cover the cost of providing certain
                             net assets.                                          services to the fund.

                                                                                  Pioneer's annual fee is equal to 0.50% of
                                                                                  the fund's average daily net assets up to
                                                                                  $1 billion, 0.45% of the next $1 billion and
                                                                                  0.40% on assets over $2 billion. Prior to
                                                                                  January 1, 2008, Pioneer's annual fee was
                                                                                  equal to 0.50% of the fund's average daily
                                                                                  net assets. The fee is accrued daily and
                                                                                  paid monthly.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Regions Morgan Keegan
                                        Select Fixed Income Fund                               Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Fee waiver and expense       None                                                 Pioneer has contractually agreed to limit
limitations                                                                       ordinary operating expenses to the extent
                                                                                  required to reduce fund expenses to 0.85% of
                                                                                  the average daily net assets attributable to
                                                                                  Class A shares. This expense limitation is in
                                                                                  effect through November 1, 2013. In addition,
                                                                                  Pioneer has contractually agreed to limit
                                                                                  ordinary operating expenses to the extent
                                                                                  required to reduce fund expenses to 1.01%
                                                                                  and 0.76% of the average daily net assets
                                                                                  attributable to Class A shares and Class Y
                                                                                  shares, respectively. Assuming the
                                                                                  Reorganization is approved, these expense
                                                                                  limitations will be in effect for a period
                                                                                  of three years after the closing of the
                                                                                  Reorganization. There can be no assurance
                                                                                  that Pioneer will extend the expense
                                                                                  limitations beyond such time.
------------------------------------------------------------------------------------------------------------------------------------
                             For a comparison of the gross and net expenses of both funds, please see the class fee tables in the "The Funds' Fees and Expenses" section starting on page
                             138.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because the RMK Fund and the Pioneer Fund have similar investment objectives and primary investment strategies, they are subject to similar principal risks. You could lose money on your investment in each Fund, or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of the Fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

     o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. This is known as credit risk

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o Particular investments held by the Fund may be difficult to sell, and as a result the Fund's portfolio may be harder to value, especially in changing markets. The market for certain investments may become less liquid or illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. This is known as liquidity risk

     o The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     o To the extent that the Fund invests in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal

     Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks ("FHLBs"), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government sponsored entities in the future.

     To the extent either Fund invests significantly in mortgage-backed and mortgage related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

     To the extent that either Fund invests in debt securities rated below investment grade, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

     Each Fund may invest in mortgage- and asset-backed securities and, therefore, each Fund may be subject to the risks associated with investing in such securities. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to a Fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any unpaid principal or interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral. Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid. A Fund's mortgage-related investments may include mortgage-related derivative securities such as collateralized mortgage obligations ("CMOs"). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors. If there are defaults on the underlying mortgage loans, a Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages, interest-only mortgages, variable rate mortgages, negative amortization mortgages or other types of exotic mortgages . Each Fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. Each Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which a Fund invests (e.g., a Fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by a Fund as illiquid securities, which may be difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral.

     To the extent either Fund emphasizes, from time to time, investments in a particular market segment, the Fund will be subject to a greater degree to the risks of the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts ("REITs"), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

     Each Fund may use derivatives. Derivatives involve special risks and costs and may result in losses to the Fund. Each Fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the Fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments or do not correlate well with the underlying asset, rate or index, the Fund may not fully benefit from or could lose money on the derivative position. In addition, derivatives involve risk of loss if the issuer of the derivative defaults on its obligation.

     Because the Pioneer Fund may invest in securities of non-U.S. issuers, including in the securities of emerging markets issuers, it may be subject to the risks below associated with investing in non-U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Pioneer Fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Pioneer Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Pioneer Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Pioneer Fund's return

The Funds' Past Performance

     Set forth below is performance information for each Fund. The bar charts show the year-by-year performance of each Fund's Class A shares for the past 10 calendar years. Class C and Class I shares of the RMK Fund and Class Y shares of the Pioneer Fund will have different performance because they have different expenses. The charts do not reflect any sales charge you may pay when you buy or sell Fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts provide an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance, before and after taxes, does not indicate future results.

   Regions Morgan Keegan Select Fixed Income Fund's Annual Returns -- Class A
                                     Shares
                            (Years ended December 31)


[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                     -0.31
'00                     10.34
'01                      8.17
'02                      9.69
'03                      1.84
'04                      0.61
'05                      1.09
'06                      3.67
'07                     -1.28
'08                     -2.82

----------

The highest quarterly return was 4.93% for the quarter ended September 30, 2001

The lowest quarterly return was (4.21)% for the quarter ended September 30, 2008

             Pioneer Bond Fund's Annual Returns -- Class A Shares
                           (Years ended December 31)


[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                     -3.20
'00                      8.45
'01                      7.54
'02                      8.77
'03                      8.85
'04                      5.71
'05                      2.46
'06                      3.55
'07                      6.09
'08                     -4.36

----------

The highest quarterly return was 4.65% for the quarter ended June 30, 2003

The lowest quarterly return was (3.05)% for the quarter ended December 31, 2008

  Regions Morgan Keegan Select Fixed Income Fund's Average Annual Total Returns
                      (for periods ended December 31, 2008)

--------------------------------------------------------------------------------------------------------------
                                                                                          Since      Inception
                                                      1 Year     5 Years    10 Years    Inception      Date
--------------------------------------------------------------------------------------------------------------
Class A(1)                                                                                           04/20/92
--------------------------------------------------------------------------------------------------------------
-- Return Before Taxes (with 2.00% sales charge)      (4.76)%    (0.17)%     2.80%        4.41%
--------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions(2)             (6.19)%    (1.64)%     1.07%
--------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions and Sale of    (3.08)%    (0.97)%     1.37%
   Fund Shares(2)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class C                                                                                              12/03/01
--------------------------------------------------------------------------------------------------------------
-- Return Before Taxes (with applicable Contingent    (4.51)%    (0.52)%      N/A         0.89%
   Deferred Sales Charge)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class I                                                                                              08/14/05
--------------------------------------------------------------------------------------------------------------
-- Return Before Taxes                                (2.68)%      N/A        N/A         0.13%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Merrill Lynch Domestic Master Index(3)                 6.20%      4.91%      5.76%
--------------------------------------------------------------------------------------------------------------

----------

(1) Effective June 4, 2004, all Class B shares of the RMK Fund converted to Class A shares. Historical total return information for the RMK Fund for any period or portion thereof prior to the commencement of investment operations of Class A shares on May 20, 1998 is that of Class B shares and reflects all charges, expenses and fees incurred by Class B shares, which were generally higher than the expenses of Class A shares, during such periods.

(2) After-tax returns are calculated using the historical highest individual federal marginal income and capital gains tax rates and do not reflect the impact of any applicable state and local taxes. Return after taxes on distributions assumes a continued investment in the RMK Fund and shows the effect of taxes on fund distributions. Return after taxes on distributions and sale of fund shares assumes all shares were redeemed at the end of each period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as individual retirement accounts or 401(k) plans. After-tax returns are shown only for Class A shares. After-tax returns for other classes will be different.

(3) The Merrill Lynch Domestic Master Index is composed of U.S. Dollar denominated, SEC-registered investment grade public corporate and government debt. Treasuries, mortgage-backed securities, global bonds (debt issued simultaneously in the Eurobond and U.S. domestic bond markets) and some Yankee Bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Merrill Lynch Domestic Master Index. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC required to be reflected in the Fund's performance. The index is unmanaged, and unlike the RMK Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

               Pioneer Bond Fund's Average Annual Total Returns(1)
                      (for periods ended December 31, 2008)

---------------------------------------------------------------------------------------------------------------
                                                                                        Since       Inception
                                                    1 Year     5 Years    10 Years    Inception        Date
---------------------------------------------------------------------------------------------------------------
Class A                                                                                             10/31/78
---------------------------------------------------------------------------------------------------------------
-- Return Before Taxes                              (8.62)%     1.68%       3.80%       7.43%
---------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions(2)          (10.59)%    (0.08)%      1.71%       3.77%
---------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions and Sale     (5.34)%     0.45%       1.97%       3.85%
   of Shares(2)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Class Y(3)                                                                                          10/31/78(4)
---------------------------------------------------------------------------------------------------------------
-- Return Before Taxes                              (4.05)%     3.03%       4.59%       7.69%
---------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions              (6.26)%     1.11%       2.34%       3.98%
---------------------------------------------------------------------------------------------------------------
-- Return After Taxes on Distributions and Sale     (2.35)%     1.51%       2.56%       4.05%
   of Shares
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Barclays Capital (formerly, Lehman Brothers)         5.24%      4.65%       5.63%       8.60%(6)
 Aggregate Bond Index (reflects no deduction
 for fees, expenses or taxes)(5)
---------------------------------------------------------------------------------------------------------------

----------

(1) The table reflects sales charges applicable to the class, assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. You do not pay a sales charge on purchases or redemptions of Class Y shares.

(4) Inception date of Class A shares. Class Y shares commenced operations on September 20, 2001.

(5) The Barclays Capital (formerly, Lehman Brothers) Aggregate Bond Index is a widely recognized market value-weighted index composed of the Barclays Capital (formerly, Lehman Brothers) Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Backed securities indices. Unlike the Fund, the index is not managed and does not incur fees, expenses or taxes. You cannot invest directly in the index.

(6)  Return of the index since the inception of Class A shares.

     The most recent portfolio managers' discussion of the Funds is attached as Exhibit B.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the RMK Fund, the expenses of the RMK Fund for the period ended November 30, 2008, and (ii) for the Pioneer Fund, the expenses of the Pioneer Fund for the period ended December 31, 2008. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Pioneer Fund after giving effect to the Reorganization based on pro forma net assets as of December 31, 2008.

                                                           Regions
                                                            Morgan
                                                            Keegan
                                                         Select Fixed       Pioneer
                                                         Income Fund       Bond Fund         Combined
                                                        (period ended    (period ended        Pioneer
                                                         November 30,    December 31,        Bond Fund
                                                            2008)            2008)          (Pro Forma)
                                                        -------------    -------------      -----------
Shareholder transaction fees
 (paid directly from your investment)                     Class A           Class A           Class A
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................       2.00%             4.50%             4.50%
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .....       None(1)           None(2)           None(2)
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee .......................................       0.50%             0.50%             0.50%
Distribution and Service (12b-1) Fee .................       0.25%             0.25%             0.25%
Other Expenses .......................................       0.26%             0.33%             0.26%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .................       1.01%             1.08%             1.01%
-------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .............       0.00%            (0.23)%(4)        (0.16)%(4)(5)
Net Expenses .........................................       1.01%             0.85%             0.85%
-------------------------------------------------------------------------------------------------------------

                                                           Regions
                                                            Morgan
                                                            Keegan
                                                         Select Fixed       Pioneer
                                                         Income Fund       Bond Fund       Combined
                                                        (period ended    (period ended      Pioneer
                                                         November 30,    December 31,      Bond Fund
                                                            2008)            2008)        (Pro Forma)
                                                        -------------    -------------    -----------
Shareholder transaction fees
 (paid directly from your investment)                      Class C         Class A          Class A
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................        None            4.50%            4.50%
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .....        1.00%(3)        None(2)          None(2)
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee .......................................        0.50%           0.50%            0.50%
Distribution and Service (12b-1) Fee .................        1.00%           0.25%            0.25%
Other Expenses .......................................        0.26%           0.33%            0.26%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .................        1.76%           1.08%            1.01%
-----------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .............        0.00%          (0.23)%(4)       (0.16)%(4)(5)
Net Expenses .........................................        1.76%           0.85%            0.85%
-----------------------------------------------------------------------------------------------------------

                                                                 Regions Morgan
                                                              Keegan Select Fixed         Pioneer            Combined
                                                                  Income Fund            Bond Fund           Pioneer
                                                                 (period ended         (period ended        Bond Fund
                                                               November 30, 2008)    December 31, 2008)    (Pro Forma)
                                                              -------------------   -------------------    -----------
Shareholder transaction fees
 (paid directly from your investment)                              Class I                Class Y          Class Y
Maximum sales charge (load) when you buy shares
 as a percentage of offering price .......................            None                   None             None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .........            None                   None             None
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ...........................................            0.50%                  0.50%            0.50%
Distribution and Service (12b-1) Fee .....................            0.00%                  0.00%            0.00%
Other Expenses ...........................................            0.26%                  0.18%            0.15%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .....................            0.76%                  0.68%            0.65%
----------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .................            0.00%                  0.00%            0.00%(5)
Net Expenses .............................................            0.76%                  0.68%            0.65%
----------------------------------------------------------------------------------------------------------------------

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's total operating expenses remain the same, and (e) with respect to the Pioneer Fund, Pioneer's contractual expense limitation is in effect for year one. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                                                                        Combined
                                           Regions Morgan Keegan       Pioneer      Pioneer Bond Fund
 Number of years you own your shares     Select Fixed Income Fund     Bond Fund        (Pro Forma)
-------------------------------------   --------------------------   -----------   ------------------
Class A -- with or without redemption
 Year 1 .............................             $  301               $ 533             $  533
 Year 3 .............................             $  515               $ 756             $  742
 Year 5 .............................             $  747               $ 997             $  968
 Year 10 ............................             $1,412               $1,688            $1,617
Class C -- with redemption
 Year 1 .............................             $  279                    (6)              --
 Year 3 .............................             $  554                    (6)              --
 Year 5 .............................             $  954                    (6)              --
 Year 10 ............................             $2,073                    (6)              --
Class C -- without redemption
 Year 1 .............................             $  179                    (6)              --
 Year 3 .............................             $  554                    (6)              --
 Year 5 .............................             $  954                    (6)              --
 Year 10 ............................             $2,073                    (6)              --
Class I/Y
 Year 1 .............................             $   78               $  69             $   66
 Year 3 .............................             $  243               $ 218             $  208
 Year 5 .............................             $  422               $ 379             $  362
 Year 10 ............................             $  942               $ 847             $  810

----------

(1) On purchases of Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class A shares redeemed within one year of purchase.

(2) Class A purchases of $500,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00%.

(3) A contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class C shares redeemed within one year of the purchase date.

(4) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.85% of the average daily net assets attributable to Class A shares. This expense limitation is in effect through November 1, 2013. There can be no assurance that Pioneer will extend the expense limitation beyond such time.

(5) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.01% and 0.76% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of three years after the close of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(6) The Pioneer Fund will issue Class A shares to the RMK Fund in exchange for the Class C shares of the RMK Fund. RMK Fund Class C shareholders who wish to make future purchases of the Pioneer Fund's Class C shares will be subject to a higher expense ratio than if they purchased Class C Shares of the RMK Fund.

Reasons for the Proposed Reorganization

     The RMK Trustees believe that the proposed Reorganization is in the best interests of the RMK Fund and its shareholders. The RMK Trustees considered the following matters, among others, in approving this Proposal 7.

     First, MAM, the investment adviser to the RMK Fund, informed the RMK Board that engaging in the business of investment adviser to the RMK Funds is not a core business that MAM intends to continue and that Regions would be conducting a search for a buyer for MAM's mutual fund management business. After requests for proposals were solicited, received and reviewed, MAM and Regions decided to recommend to the RMK Board that the RMK Funds be reorganized into similar mutual funds managed by Pioneer, as being in the best interest of shareholders of each of the RMK Funds.

     Second, the RMK Board considered that the pro forma net expense ratio of the combined Pioneer Fund is expected to be the same or lower for each class of shares of the combined Pioneer Fund as compared to the corresponding classes of your RMK Fund. The pro forma net expense ratios for the combined Pioneer Fund's Class A and Class Y shares are anticipated to be 0.85% and 0.65%, respectively, after giving effect to Pioneer's contractual expense limitation with respect to Class A and Class Y shares, and the historical net expense ratios for the Class A, Class C and Class I shares of your RMK Fund are 1.01%, 1.76% and 0.76%, respectively. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and further reduced per share expenses.

     Third, the RMK Board considered that Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce fund expenses to 0.85% of the average daily net assets attributable to Class A shares. This expense limitation is in effect through November 1, 2013. In addition, Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce the fund expenses to 1.01% and 0.76% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the shareholders of your RMK Fund approve the Reorganization, these expense limitations will be in effect for the combined Pioneer Fund for a period of three years from the Closing Date. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Fourth, the reputation, financial strength, resources and capabilities of Pioneer will benefit RMK Fund shareholders. At December 31, 2008, Pioneer managed $49 billion in assets. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management of the group were approximately $206 billion worldwide. Shareholders of your RMK Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. As of December 31, 2008, the Pioneer family of mutual funds offers over 75 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your RMK Fund's shareholders through exchanges. In addition, your RMK Fund may reduce the level of its operational expenses for administrative, compliance and portfolio management services if it becomes part of a large mutual fund complex.

     Fifth, the substantially larger size of the combined Pioneer Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks and provide benefits to the shareholders of the Fund from the long-term economies of scale that may result from consummation of the Reorganization.

     Sixth, the Class A and Y shares of the Pioneer Fund received in the Reorganization will provide the RMK Fund shareholders with exposure to substantially the same investment product as they have currently.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Code and therefore you will not recognize gain or loss for federal income tax purposes on the exchange of your shares for corresponding shares of the Pioneer Fund. However, in order to maintain its qualification for taxation as a regulated investment company, the RMK Fund will declare and pay a distribution of its realized net capital gains for the taxable year ending on the Closing Date, together with any undistributed investment company taxable income and net tax-exempt income for such taxable year, to its shareholders shortly before the Reorganization. Such distributions may affect the amount, timing or character of taxable income that the RMK Fund's shareholders realize in respect of their RMK Fund shares. For more information, see "Tax Status of the Reorganization" on page 204 of this Proxy Statement/Prospectus. Although the Reorganization will result in a per share increase in net unrealized capital gains and decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and MAM have agreed to each pay 50% of all proxy and solicitation costs associated with the Funds' participation in the Reorganization.

     The RMK Trustees also considered that Pioneer and MAM will benefit from the Reorganization. See "Will Pioneer and MAM Benefit from the Reorganizations?"

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of March 16, 2009 and the pro forma combined capitalization of the combined Pioneer Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between March 16, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

                                          Regions Morgan                                  Pioneer
                                       Keegan Select Fixed          Pioneer              Bond Fund
                                           Income Fund             Bond Fund             Pro Forma
                                      ---------------------   ------------------   ---------------------
Net Assets
 Class A ..........................      $   48,370,430         $  269,908,150        $  319,795,238
 Class B ..........................                  --         $   29,847,358        $   29,847,358
 Class C ..........................      $    1,516,658         $   46,047,097        $   46,047,097(1)
 Class I/Y ........................      $   65,834,889         $  490,262,734        $  556,097,623
 Class R ..........................                  --         $   12,708,126        $   12,708,126
 Class Z ..........................                  --         $      291,400        $      291,400
                                         --------------         --------------        ----------------
 Total Net Assets of Fund .........      $  115,721,977         $  849,064,865        $  964,786,842
Net Asset Value Per Share
 Class A ..........................      $         8.71         $         8.12        $         8.12
 Class B ..........................                  --         $         8.07        $         8.07
 Class C ..........................      $         8.71         $         8.04        $         8.04(1)
 Class I/Y ........................      $         8.70         $         8.05        $         8.05
 Class R ..........................                  --         $         8.20        $         8.20
 Class Z ..........................                  --         $         8.16        $         8.16
Shares Outstanding
 Class A ..........................           5,555,153             33,242,522            39,386,252
 Class B ..........................                  --              3,697,812             3,697,812
 Class C ..........................             174,197              5,725,920             5,725,920(1)
 Class I/Y ........................           7,563,553             60,907,751            69,085,998
 Class R ..........................                  --              1,550,298             1,550,298
 Class Z ..........................                  --                 35,728                35,728

----------

(1) The Pioneer Fund will issue Class A shares to the RMK Fund in exchange for Class C shares of the RMK Fund.

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your RMK Fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Fund shares that will actually be received and distributed.

                             ADDITIONAL INFORMATION

     For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the RMK Fund shareholders and information concerning the meeting of your RMK Fund shareholders, the tax status of the Reorganization, a comparison of Delaware statutory trusts and Massachusetts business trusts, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Pioneer Fund values its securities, financial highlights information for each Pioneer Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Proposal 11.

                    RMK BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the RMK Trustees, including the Independent RMK Trustees, approved the Reorganization. In particular, the RMK Trustees have concluded that participation in the Reorganization is in the best interests of the RMK Fund and that the interests of the RMK Fund's existing shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     THE RMK TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR RMK FUND VOTE "FOR" PROPOSAL 7 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

         REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND
                                       AND
                         PIONEER SHORT TERM INCOME FUND

                                   PROPOSAL 8
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of this Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled "Terms of Each Agreement and Plan of Reorganization" in the back of this Proxy Statement/Prospectus, after the discussion of the various Proposals.

     If Proposal 8 is approved, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund (the "RMK Fund") will be reorganized into Pioneer Short Term Income Fund (the "Pioneer Fund" and, together with the RMK Fund, the "Funds"), as described above, and the Pioneer Fund will issue Class A shares to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A and Class C shares and the Pioneer Fund will issue Class Y shares to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class I shares, as applicable.

     The RMK Fund and the Pioneer Fund have similar investment objectives, primary investment strategies and related risks. The table below provides a comparison of certain features of the two Funds.

 Comparison of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund
                                       to
                         Pioneer Short Term Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                    Regions Morgan Keegan Select Limited
                                        Maturity Fixed Income Fund                           Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective         The fund's investment objective is                   The fund's investment objective is a high
                             current income.                                      level of current income to the extent
                                                                                  consistent with a relatively high level of
                                                                                  stability of principal.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments and      The fund invests in investment grade debt            The fund invests primarily in:
investment strategies        securities. Under normal circumstances, the
                             fund invests at least 80% of the value of its
                             net assets in debt securities. These                 o    Debt securities issued or guaranteed by
                             securities include debt securities of the                 the U.S. government or its agencies and
                             U.S. Treasury and government agencies,                    instrumentalities
                             mortgage-backed and asset-backed securities,
                             and corporate bonds. The fund will provide           o    Debt securities, including convertible
                             shareholders with at least 60 days' prior                 debt, of U.S. and non-U.S. issuers and
                             notice of any changes in this policy.                     commercial paper

                             The fund may invest up to 10% of its total           o    Mortgage-backed and asset-backed
                             assets in below investment grade debt                     securities of U.S. and non-U.S. issuers
                             securities. The debt securities purchased by
                             the fund will be rated, at the time of               o    Short-term money market instruments of
                             investment, at least CCC (or a comparable                 U.S. and non-U.S. issuers
                             rating) by at least one NRSRO or, if unrated,
                             determined by MAM to be of comparable                Normally, at least 80% of the fund's net
                             quality.                                             assets are invested in debt securities that
                                                                                  are rated investment grade at the time of
                                                                                  purchase or cash and cash equivalents. Cash
                                                                                  and cash equivalents include cash balances,
                                                                                  accrued
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Regions Morgan Keegan Select Limited
                                        Maturity Fixed Income Fund                           Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                             MAM employs a "top down" strategy in                 interest and receivables for items such as
                             selecting investment securities. Key factors         the proceeds, not yet received, from the sale
                             include economic trends, inflation                   of the fund's portfolio investments. The fund
                             expectations, interest rate momentum, and            normally will maintain a dollar-weighted
                             yield spreads. When investing in                     average portfolio maturity of no more than 3
                             non-governmental securities, MAM will conduct        years.
                             a credit analysis of the issuer, and will
                             compare current yield spreads to historical          Up to 10% of the fund's net assets may be
                             norms. The net asset value of the fund is            below investment grade. A debt security is
                             expected to fluctuate with changes in                investment grade if it is rated in one of the
                             interest rates and bond market conditions.           top four categories by at least one
                             MAM will attempt to minimize principal               nationally recognized statistical rating
                             fluctuation and increase return through,             organization or Pioneer determines that the
                             among other things, diversification, careful         security is of equivalent credit quality.
                             credit analysis and security selection, and          Debt securities rated below investment grade
                             adjustments of the fund's average portfolio          are commonly referred to as "junk bonds" and
                             maturity.                                            are considered speculative. Lower quality
                                                                                  debt securities involve greater risk of loss,
                             The average maturity of the fund's debt              are subject to greater price volatility and
                             securities generally will be in the range of         are less liquid, especially during periods of
                             one to three years. When interest rates are          economic uncertainty or change, than high
                             at higher levels and lower rates are                 quality debt securities. The fund may invest
                             forecasted for the future, MAM may choose to         in debt securities rated "D" or better, or
                             lengthen the fund's effective duration.              comparable unrated securities.
                             Likewise, when rising interest rates are
                             expected, the duration of the fund's bond            The fund's investments may have fixed or
                             portfolio may be shortened. Consistent with          variable principal payments and all types of
                             the fund's objective of producing current            interest rate payment and reset terms,
                             income, the fund will focus on investment            including fixed rate, adjustable rate,
                             grade debt securities with short- to                 floating rate, zero coupon, contingent,
                             intermediate-term maturities.                        deferred, payment in kind and auction rate
                                                                                  features.

                                                                                  The fund may invest up to 20% of its total
                                                                                  assets in securities of non-U.S. issuers. Up
                                                                                  to 5% of the fund's total assets may be
                                                                                  invested in debt securities of emerging
                                                                                  market issuers. Non-U.S. securities may be
                                                                                  issued by non-U.S. governments, banks or
                                                                                  corporations and certain supranational
                                                                                  organizations, such as the World Bank and the
                                                                                  European Union. The fund may invest in
                                                                                  securities of Canadian issuers to the same
                                                                                  extent as securities of U.S. issuers.
                                                                                  Investing in Canadian and other non-U.S.
                                                                                  issuers, particularly issuers in emerging
                                                                                  markets, may involve unique risks compared to
                                                                                  investing in the securities of U.S. issuers.

                                                                                  Pioneer considers both broad economic and
                                                                                  issuer specific factors in selecting a
                                                                                  portfolio designed to achieve the fund's
                                                                                  investment objective. In assessing the
                                                                                  appropriate maturity, rating and sector
                                                                                  weighting of the fund's portfolio, Pioneer
                                                                                  considers a variety of broad
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Regions Morgan Keegan Select Limited
                                        Maturity Fixed Income Fund                           Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  economic factors that are expected to
                                                                                  influence economic activity and interest
                                                                                  rates. These factors include fundamental
                                                                                  economic indicators, Federal Reserve monetary
                                                                                  policy and the relative value of the U.S.
                                                                                  dollar compared to other currencies. Once
                                                                                  Pioneer determines the preferable portfolio
                                                                                  characteristic, Pioneer selects individual
                                                                                  securities based upon the terms of the
                                                                                  securities (such as yields compared to U.S.
                                                                                  Treasuries or comparable issuers), liquidity
                                                                                  and rating, sector and issuer
                                                                                  diversification. Pioneer also employs due
                                                                                  diligence and fundamental research, an
                                                                                  evaluation of the issuer based on its
                                                                                  financial statements and operations, to
                                                                                  assess an issuer's credit quality, taking
                                                                                  into account financial condition and
                                                                                  profitability, future capital needs,
                                                                                  potential for change in rating, industry
                                                                                  outlook, the competitive environment and
                                                                                  management ability. In making these portfolio
                                                                                  decisions, Pioneer relies on the knowledge,
                                                                                  experience and judgment of its staff and the
                                                                                  staff of its affiliates who have access to a
                                                                                  wide variety of research.

                                                                                  U.S. government securities include
                                                                                  obligations:

                                                                                  o    Directly issued by or supported by the
                                                                                       full faith and credit of the U.S.
                                                                                       government, like Treasury bills, notes
                                                                                       and bonds and Government National
                                                                                       Mortgage Association certificates

                                                                                  o    Supported by the right of the issuer to
                                                                                       borrow from the U.S. Treasury, like
                                                                                       those of the Federal Home Loan Banks
                                                                                       ("FHLBs")

                                                                                  o    Supported by the discretionary authority
                                                                                       of the U.S. government to purchase the
                                                                                       agency's securities, like those of the
                                                                                       Federal National Mortgage Association
                                                                                       ("FNMA")

                                                                                  o    Supported only by the credit of the
                                                                                       issuer itself, like the Tennessee Valley
                                                                                       Authority A debt security is considered
                                                                                       investment grade if it is:

                                                                                  o    Rated BBB or higher at the time of
                                                                                       purchase by Standard & Poor's Ratings
                                                                                       Group;

                                                                                  o    Rated the equivalent rating by another
                                                                                       nationally recognized statistical rating
                                                                                       organization; or
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
                                                                                  o    Determined to be of equivalent credit
                                                                                       quality by Pioneer

                                                                                  Securities in the lowest category of
                                                                                  investment grade are considered to have
                                                                                  speculative characteristics.

                                                                                  The fund may invest in mortgage-backed and
                                                                                  asset-backed securities. Mortgage-backed
                                                                                  securities may be issued by private companies
                                                                                  or issued or guaranteed by the U.S.
                                                                                  government or agencies or instrumentalities
                                                                                  of the U.S. government and represent direct
                                                                                  or indirect participation in, or are
                                                                                  collateralized by and payable from, mortgage
                                                                                  loans secured by real property. Asset-backed
                                                                                  securities represent participations in, or
                                                                                  are secured by and payable from, assets such
                                                                                  as installment sales or loan contracts,
                                                                                  leases, credit card receivables and other
                                                                                  categories of receivables. The fund's
                                                                                  investments in mortgage-related securities
                                                                                  may include mortgage derivatives and
                                                                                  structured securities.

                                                                                  The fund may invest in securities that are
                                                                                  subordinated or "junior" to more senior
                                                                                  securities of the issuer. The investor in a
                                                                                  subordinated security is entitled to payment
                                                                                  after other holders. As a result,
                                                                                  subordinated securities may be
                                                                                  disproportionately adversely affected by a
                                                                                  default or even a perceived decline in
                                                                                  creditworthiness of the issuers of underlying
                                                                                  obligations.

                                                                                  Unlike mortgage-related securities issued or
                                                                                  guaranteed by the U. S. government or its
                                                                                  agencies and instrumentalities,
                                                                                  mortgage-related securities issued by private
                                                                                  issuers do not have a government or
                                                                                  government-sponsored entity guarantee (but
                                                                                  may have other credit enhancement), and may,
                                                                                  and frequently do, have less favorable
                                                                                  collateral, credit risk or other
                                                                                  characteristics. The fund may invest in other
                                                                                  mortgage-related securities, including
                                                                                  mortgage derivatives and structured
                                                                                  securities. These securities typically are
                                                                                  not secured by real property. Because these
                                                                                  securities have imbedded leverage features,
                                                                                  small changes in interest or prepayment rates
                                                                                  may cause large and sudden price movements.
                                                                                  These securities also can become illiquid and
                                                                                  difficult to value in volatile or declining
                                                                                  markets.
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
                                                                                  The fund's mortgage-related investments may
                                                                                  include mortgage-related derivative
                                                                                  securities such as collateralized mortgage
                                                                                  obligations ("CMOs"). A CMO is a
                                                                                  mortgage-backed bond that separates mortgage
                                                                                  pools into different maturity classes. The
                                                                                  holder of an interest in a CMO is entitled to
                                                                                  receive specified cash flows from a pool of
                                                                                  mortgages. Depending upon the category of CMO
                                                                                  purchased, the holder may be entitled to
                                                                                  payment before the cash flow from the pool is
                                                                                  used to fund other CMOs or, alternatively,
                                                                                  the holder may be paid only to the extent
                                                                                  that there is cash remaining after the cash
                                                                                  flow has been used to fund other CMOs first.
                                                                                  A subordinated interest may serve as a credit
                                                                                  support for the senior securities purchased
                                                                                  by other investors. If there are defaults on
                                                                                  the underlying mortgage loans, the fund will
                                                                                  be less likely to receive payments of
                                                                                  principal and interest, and will be more
                                                                                  likely to suffer a loss. The risk may be
                                                                                  increased to the extent the underlying
                                                                                  mortgages include sub- prime mortgages,
                                                                                  interest-only mortgages, variable rate
                                                                                  mortgages, negative amortization mortgages or
                                                                                  other types of exotic mortgages.

                                                                                  The fund may invest in asset-backed
                                                                                  securities issued by special entities, such
                                                                                  as trusts, that are backed by a pool of
                                                                                  financial assets. The fund may invest in
                                                                                  collateralized debt obligations ("CDOs"),
                                                                                  which include collateralized bond obligations
                                                                                  ("CBOs"), collateralized loan obligations
                                                                                  ("CLOs") and other similarly structured
                                                                                  securities. A CDO is a trust backed by a pool
                                                                                  of fixed income securities. The trust
                                                                                  typically is split into two or more portions,
                                                                                  called tranches, which vary in credit
                                                                                  quality, yield, credit support and right to
                                                                                  repayment of principal and interest. Lower
                                                                                  tranches pay higher interest rates but
                                                                                  represent lower degrees of credit quality and
                                                                                  are more sensitive to the rate of defaults in
                                                                                  the pool of obligations. The risks of an
                                                                                  investment in a CDO depend largely on the
                                                                                  type of the underlying obligations (e.g., an
                                                                                  underlying obligation may decline in quality
                                                                                  or default) and the tranche of the CDO in
                                                                                  which the fund invests (e.g., the fund may
                                                                                  invest in a tranche of CDO that is
                                                                                  subordinate to other tranches). Investments
                                                                                  in CDOs may be characterized by the fund as
                                                                                  illiquid securities, which may be
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
                                                                                  difficult to sell at an advantageous time or
                                                                                  price. Although certain CDOs may receive
                                                                                  credit enhancement in the form of a senior-
                                                                                  subordinate structure, over-collateralization
                                                                                  or bond insurance, such enhancement may not
                                                                                  always be present, and may fail to protect a
                                                                                  fund against the risk of loss on default of
                                                                                  the collateral.

                                                                                  Floating rate loans are provided by banks and
                                                                                  other financial institutions to large
                                                                                  corporate customers. These loans are rated
                                                                                  below investment grade, but typically are
                                                                                  secured with specific collateral and have a
                                                                                  senior position in the capital structure of
                                                                                  the borrower. These loans typically have
                                                                                  rates of interest that are reset periodically
                                                                                  by reference to a base lending rate, such as
                                                                                  the London Interbank Offered Rate (LIBOR),
                                                                                  plus a premium. The value of collateral, if
                                                                                  any, securing a floating rate loan can
                                                                                  decline, may be insufficient to meet the
                                                                                  issuer's obligations or may be difficult to
                                                                                  obtain. Floating rate loans may not be
                                                                                  readily marketable or may be subject to
                                                                                  restrictions on resale. For the purpose of
                                                                                  this prospectus, the term "securities"
                                                                                  includes loans and other instruments and
                                                                                  obligations.

                                                                                  For purposes of the fund's credit quality
                                                                                  policies, if a security receives different
                                                                                  ratings from nationally recognized
                                                                                  statistical rating organizations, the fund
                                                                                  will use the rating chosen by the portfolio
                                                                                  manager as most representative of the
                                                                                  security's credit quality. If a rating
                                                                                  organization changes the quality rating
                                                                                  assigned to one or more of the fund's
                                                                                  portfolio securities, Pioneer will consider
                                                                                  if any action is appropriate in light of the
                                                                                  fund's investment objective and policies.
                                                                                  Credit ratings are only the options of the
                                                                                  companies issuing them and are not absolute
                                                                                  guarantees of quality.

                                                                                  The fund may invest in "event-linked" bonds,
                                                                                  which sometimes are referred to as
                                                                                  "insurance- linked" or "catastrophe" bonds.
                                                                                  Event-linked bonds are debt obligations for
                                                                                  which the return of principal and the payment
                                                                                  of interest are contingent on the
                                                                                  non-occurrence of a pre- defined "trigger"
                                                                                  event, such as a hurricane or an earthquake
                                                                                  of a specific magnitude. For some
                                                                                  event-linked bonds, the trigger event's
                                                                                  magnitude may be based on losses to a
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
                                                                                  company or industry, industry indexes or
                                                                                  readings of scientific instruments rather
                                                                                  than specified actual losses. If a trigger
                                                                                  event, as defined within the terms of an
                                                                                  event-linked bond, involves losses or other
                                                                                  metrics exceeding a specific magnitude in the
                                                                                  geographic region and time period specified
                                                                                  therein, the fund may lose a portion or all
                                                                                  of its accrued interest and/or principal
                                                                                  invested in such event-linked bond. The fund
                                                                                  is entitled to receive principal and interest
                                                                                  payments so long as no trigger event occurs
                                                                                  of the description and magnitude specified by
                                                                                  the instrument.

                                                                                  Event-linked bonds may be issued by
                                                                                  government agencies, insurance companies,
                                                                                  reinsurers, special purpose corporations or
                                                                                  other on-shore or off-shore entities. In
                                                                                  addition to the specified trigger events,
                                                                                  event-linked bonds may also expose the fund
                                                                                  to other risks, including but not limited to
                                                                                  issuer (credit) default, adverse regulatory
                                                                                  or jurisdictional interpretations and adverse
                                                                                  tax consequences. Event-linked bonds are
                                                                                  subject to the risk that the model used to
                                                                                  calculate the probability of a trigger event
                                                                                  was not accurate and underestimated the
                                                                                  likelihood of a trigger event. Upon the
                                                                                  occurrence or possible occurrence of a
                                                                                  trigger event, and until the completion of
                                                                                  the processing and auditing of applicable
                                                                                  loss claims, the fund's investment in such
                                                                                  event- linked bond may be priced using fair
                                                                                  value methods. As a relatively new type of
                                                                                  financial instrument, there is limited
                                                                                  trading history for these securities, and
                                                                                  there can be no assurance that a liquid
                                                                                  market in these instruments will develop.

                                                                                  Event-linked bonds are typically rated by at
                                                                                  least one nationally recognized rating
                                                                                  agency, but also may be unrated. The rating
                                                                                  for an event-linked bond primarily reflects
                                                                                  the rating agency's calculated probability
                                                                                  that a pre- defined trigger event will occur.
                                                                                  This rating also assesses the event-linked
                                                                                  bond's credit risk and model used to
                                                                                  calculate the probability of a trigger event.
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
                                                                                  The fund may also invest in event-linked
                                                                                  swaps or similar event-linked derivative
                                                                                  instruments, which typically are contingent
                                                                                  or formulaically related to defined trigger
                                                                                  events. Event-linked derivative instruments
                                                                                  are subject to risks in addition to the risks
                                                                                  of investing in event-linked bonds, including
                                                                                  counterparty risk and leverage risk.

                                                                                  With respect to the investment strategies and
                                                                                  practices enumerated above, to the extent
                                                                                  that a percentage limitation is not
                                                                                  specified, there is no specific limit on the
                                                                                  fund's ability to engage in such strategy or
                                                                                  practice.
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 Cash management and         To minimize potential losses and maintain            Normally, the fund invests substantially all
 temporary investments       liquidity to meet shareholder redemptions            of its assets to meet its investment
                             during adverse market conditions, the fund           objective. The fund may invest the remainder
                             may temporarily depart from its principal            of its assets in securities with remaining
                             investment strategy by investing up to 100%          maturities of less than one year or cash
                             of the fund's assets in cash and cash                equivalents, or may hold cash. For temporary
                             equivalents, including short-term bank               defensive purposes, including during periods
                             obligations, repurchase agreements and other         of unusual cash flows, the fund may depart
                             money market instruments and securities              from its principal investment strategies and
                             issued and/or guaranteed as to payment of            invest part or all of its assets in these
                             principal and interest by the U.S.                   securities or may hold cash. During such
                             government, its agencies or                          periods, the fund may not be able to achieve
                             instrumentalities. This may cause the fund to        its investment objectives. The fund may adopt
                             temporarily fail to meet its goal and forego         a defensive strategy when Pioneer believes
                             greater investment returns for the safety of         securities in which the fund normally invests
                             principal.                                           have extraordinary risks due to political or
                                                                                  economic factors and in other extraordinary
                                                                                  circumstances.
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 Short-term trading          Although the fund does not intend to invest          The fund usually does not trade for
                             for the purpose of seeking short-term                short-term profits. The fund will sell an
                             profits, securities will be sold without             investment, however, even if it has only been
                             regard to the length of time they have been          held for a short time, if it no longer meets
                             held when MAM believes it is appropriate to          the fund's investment criteria. If the fund
                             do so in light of the fund's investment goal.        does a lot of trading, it may incur
                             A higher portfolio turnover rate involves            additional operating expenses, which would
                             greater transaction expenses which must be           reduce performance, and could cause
                             borne directly by the fund (and thus,                shareowners to incur a higher level of
                             indirectly by its shareholders), and impact          taxable income or capital gains.
                             fund performance. In addition, a high rate of
                             portfolio turnover may result in the
                             realization of larger amounts of net capital
                             gains that, when distributed to the fund's
                             shareholders, are taxable to them.
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                                    Regions Morgan Keegan Select Limited
                                        Maturity Fixed Income Fund                           Pioneer Short Term Income Fund
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
 Derivatives                 The fund may enter into derivative contracts.        The fund may, but is not required to, use
                             Derivative contracts are financial                   futures and options on securities, indices
                             instruments that require payments based upon         and currencies, forward foreign currency
                             changes in the values of designated (or              exchange contracts and other derivatives. A
                             underlying) securities, currencies,                  derivative is a security or instrument whose
                             commodities, financial indices or other              value is determined by reference to the value
                             assets. Some derivative contracts (such as           or the change in value of one or more
                             futures, forwards and options) require               securities, currencies, indices or other
                             payments relating to a future trade involving        financial instruments. Although there is no
                             the underlying asset. Other derivative               specific limitation on investing in
                             contracts (such as swaps) require payments           derivatives, the fund does not use
                             relating to the income or returns from the           derivatives as a primary investment technique
                             underlying asset.                                    and generally limits their use to hedging.
                                                                                  However, the fund may use derivatives for a
                             MAM may trade in options or futures in order         variety of non-principal purposes, including:
                             to hedge the fund's portfolio against market
                             shifts as well as to increase returns.               o    As a hedge against adverse changes in
                                                                                       the market prices of securities,
                                                                                       interest rates or currency exchange
                                                                                       rates

                                                                                  o    As a substitute for purchasing or
                                                                                       selling securities

                                                                                  o    To increase the fund's return as a non-
                                                                                       hedging strategy that may be considered
                                                                                       speculative

                                                                                  The fund may enter into credit default swaps,
                                                                                  which can be used to transfer the credit risk
                                                                                  of a security without buying or selling the
                                                                                  security.

                                                                                  Even a small investment in derivatives can
                                                                                  have a significant impact on the fund's
                                                                                  exposure to the market prices of securities,
                                                                                  interest rates or currency exchange rates.
                                                                                  Therefore, using derivatives can
                                                                                  disproportionately increase losses and reduce
                                                                                  opportunities for gain. If changes in a
                                                                                  derivative's value do not correspond to
                                                                                  changes in the value of the fund's other
                                                                                  investments, the fund may not fully benefit
                                                                                  from or could lose money on the derivative
                                                                                  position. In addition, derivatives involve
                                                                                  risk of loss if the person who issued the
                                                                                  derivative defaults on its obligation.
                                                                                  Certain derivatives may be less liquid and
                                                                                  more difficult to value. The fund will only
                                                                                  invest in derivatives to the extent Pioneer
                                                                                  believes these investments do not prevent the
                                                                                  fund from seeking its investment objective,
                                                                                  but derivatives may not perform as intended.
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                                    Regions Morgan Keegan Select Limited
                                        Maturity Fixed Income Fund                           Pioneer Short Term Income Fund
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
 Investment adviser and      Investment Adviser:                                  Investment Adviser:
 portfolio managers
                             MAM                                                  Pioneer

                             Portfolio Manager:                                   Portfolio Managers:

                             Day-to-day management of the fund's portfolio        Day-to-day management of the fund's portfolio
                             is the responsibility of Scott M. Flurry, CFA        is the responsibility of Richard Schlanger
                             and George R. McCurdy, IV, CFA. The portfolio        and Charles Melchreit. Mr. Schlanger and Mr.
                             managers are supported by MAM's equity and/or        Melchreit are supported by the fixed income
                             fixed income research teams which provide            team. Members of this team manage other
                             fundamental research and quantitative                Pioneer funds investing primarily in fixed
                             analysis used to run MAM's internal                  income securities. The portfolio managers and
                             investment models.                                   the team may also draw upon the research and
                                                                                  investment management expertise of the global
                             Mr. Flurry is a Vice President and Senior            research teams, which provide fundamental and
                             Portfolio Manager for MAM. He has more than          quantitative research on companies and
                             14 years experience in investment management         include members from Pioneer's affiliate,
                             and research. From 2003 to present, Mr.              Pioneer Investment Management Limited.
                             Flurry has served as a fixed income Portfolio
                             Manager responsible for managing domestic            Mr. Schlanger, a vice president, joined
                             fixed income portfolios for institutional            Pioneer as a portfolio manager in 1988. Mr.
                             clients. Prior to joining MAM in 2003, Mr.           Melchreit, a vice president, joined Pioneer
                             Flurry worked for Compass Bank in various            in 2006. From 2003 to 2004 Mr. Melchreit was
                             capacities. From 1998 to 2003, he served as a        a managing director at Cigna Investment
                             Vice President, managing both fixed-income           Management. Prior thereto, he was a senior
                             and equity portfolios for institutional              vice president and portfolio manager at
                             clients. Additionally, from 2001 to 2003, Mr.        Aeltus Investment Management. Mr. Melchreit
                             Flurry served as a Portfolio Manager of the          received an MS degree in Statistics from Yale
                             Expedition Equity Income Fund. From 1993 to          University in 2005.
                             1998, Mr. Flurry served as a credit analyst
                             in the Investment Credit department of
                             Compass Bank and served as the Head of the
                             Credit Department for the last three years of
                             that tenure. Mr. Flurry received a B.S. in
                             Corporate Finance and Investment Management
                             from the University of Alabama in 1990. Mr.
                             Flurry is a holder of the Chartered Financial
                             Analyst designation and an officer of the CFA
                             Society of Alabama.
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                                        Maturity Fixed Income Fund                           Pioneer Short Term Income Fund
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
                             Mr. McCurdy is a Senior Portfolio Manager for
                             MAM. He has more than seven years experience
                             in investment management and banking. From
                             2007 to present, Mr. McCurdy served as the
                             Portfolio Manager for Regions Morgan Keegan
                             Select Treasury Money Market Fund. From 2005
                             to 2007, Mr. McCurdy served as the Assistant
                             Portfolio Manager for Regions Morgan Keegan
                             Select Treasury Money Market Fund. From 2003
                             to 2005, Mr. McCurdy served as an Equity
                             Research Analyst and Portfolio Manager of
                             personal trust accounts for MAM. From 2002 to
                             2003, Mr. McCurdy was an Accounting Manager
                             for SouthTrust Bank, where his primary
                             responsibilities were business unit
                             profitability analysis and reporting. From
                             2000 to 2002, Mr. McCurdy worked as a Finance
                             Officer with State Street Bank, where he
                             focused on Investor Relations support and
                             business unit reporting. Mr. McCurdy received
                             a B.S. in Finance from the University of
                             Alabama in 1997 and an M.B.A. from Auburn
                             University at Montgomery in 1998. He is a
                             holder of the Chartered Financial Analyst
                             designation.
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Business                     A diversified series of the RMK Trust, an            The diversified sole series of an open-end
                             open-end management investment company               management investment company organized as a
                             organized as a Massachusetts business trust.         Delaware statutory trust with the same name.
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Net assets (as of March 16,  $3,471,181                                           $100,760,468
2009)
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                      Classes of Shares, Fees and Expenses

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                                        Maturity Fixed Income Fund                           Pioneer Short Term Income Fund
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
Class A sales charges and    Class A shares are offered with an initial           Class A shares are offered with an initial
fees                         sales charge up to 1.50% of the offering             sales charge up to 2.50% of the offering
                             price, which is reduced depending upon the           price, which is reduced or waived for large
                             amount invested as described below or, in            purchases and certain types of investors. At
                             certain circumstances, waived. Class A shares        the time of your purchase, your investment
                             bought as part of an investment of $1 million        firm may receive a commission from PFD, the
                             or more are not subject to an initial sales          fund's distributor, of up to 2%, declining as
                             charge, but may be charged a contingent              the size of your investment increases.
                             deferred sales charge of 1.00% if sold within
                             one year of purchase.                                You pay the offering price (the net asset
                                                                                  value per share plus any initial sales
                             Your investment may qualify for a reduction          charge) when you buy Class A shares unless
                             or elimination of the sales charge, also             you qualify to purchase shares at net asset
                             known as a breakpoint discount. The following        value. You pay a lower sales charge as the
                             lists the sales charges, which will be               size of your investment increases. You do not
                             applied to your Class A share purchase,              pay a sales charge when you reinvest
                             subject to the breakpoint discounts                  dividends or capital gain distributions paid
                             indicated:                                           by the fund.

                             -------------------------------------------------    ---------------------------------------------
                                 Your           As a % of       As a % of Net                          Sales charge as % of
                              Investment      Offering Price       Amounts        ---------------------------------------------
                                                                   Invested       Amount of       Offering Price    Net Amounts
                             -------------------------------------------------    purchase                           Invested
                             Up to $49,999        1.50%              1.52%        ---------------------------------------------
                             -------------------------------------------------    Less than           2.50%            2.56%
                             $50,000 to           1.25%              1.27%        $ 50,000
                             $ 99,999                                             ---------------------------------------------
                             -------------------------------------------------    $50,000 but         2.00%            2.06%
                             $100,000 to          1.00%              1.01%        less than
                             $249,999                                             $100,000
                             -------------------------------------------------    ---------------------------------------------
                             $250,000 to          0.75%              0.76%        $100,000 but        1.50%            1.52%
                             $499,999                                             less than
                             -------------------------------------------------    $250,000
                             $500,000 to          0.50%              0.50%        ---------------------------------------------
                             $999,999                                             $250,000 but        1.00%            1.01%
                             -------------------------------------------------    less than
                             $1 million or      Net asset         Net asset       $500,000
                             more                 value             value         ---------------------------------------------
                             -------------------------------------------------    $500,000 or          -0-              -0-
                                                                                  more
                             Your investment professional must notify the         ---------------------------------------------
                             fund's transfer agent of eligibility for any
                             applicable breakpoint discount at the time of        There are no contingent deferred sales
                             purchase.                                            charges, except in certain circumstances when
                                                                                  the initial sales charge is waived. A
                             Class A shares pay a shareholder servicing           contingent deferred sales charge may be
                             fee (non-12b-1) of up to 0.25% of average            payable to PFD, the fund's distributor, in
                             daily net assets.                                    the event of a share redemption within 12
                                                                                  months following the share purchase at the
                                                                                  rate of 1.00% of the lesser of the value of
                                                                                  the shares redeemed or the total cost of such
                                                                                  shares, subject to certain waivers.

                                                                                  Class A shares are subject to distribution
                                                                                  and service (12b-1) fees of up to 0.25% of
                                                                                  average daily net assets. These fees are paid
                                                                                  out of the fund's assets on an ongoing basis.
                                                                                  Over time these fees will increase the cost
                                                                                  of investments and may cost more than other
                                                                                  types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Regions Morgan Keegan Select Limited
                                        Maturity Fixed Income Fund                           Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Class C sales charges and    Class C shares are offered without an initial        The Pioneer Fund will issue Class A shares to
fees                         sales charge.                                        the RMK Fund in exchange for the Class C
                                                                                  shares of the RMK Fund. Please see the
                             Class C shares are subject to a contingent           Pioneer Fund's Class A sales charges and fees
                             deferred sales charge of 1.00% if sold within        above.
                             one year of purchase.

                             Class C shares pay a shareholder servicing
                             fee (non-12b-1) of up to 0.25% of average
                             daily net assets and a distribution (12b-1)
                             fee of 0.75% of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales    Class I shares are offered without an initial        Class Y shares are offered without an initial
charges and fees             sales charge.                                        sales charge.

                             Class I shares are not subject to a                  Class Y shares are not subject to a
                             contingent deferred sales charge.                    contingent deferred sales charge.

                             Class I shares are not subject to                    Class Y shares are not subject to
                             distribution and service (12b-1) fees.               distribution and service (12b-1) fees.
------------------------------------------------------------------------------------------------------------------------------------
Management fees              The fund pays MAM an annual advisory fee             The fund pays Pioneer a fee for managing the
                             equal to 0.40% of the fund's average daily           fund and to cover the cost of providing
                             net assets.                                          certain services to the fund.

                                                                                  Pioneer's annual fee is equal to 0.40% of the
                                                                                  fund's average daily net assets. The fee is
                                                                                  accrued daily and paid monthly.
------------------------------------------------------------------------------------------------------------------------------------
Fee waiver and expense       Effective April 1, 2008, MAM has voluntarily         Pioneer has contractually agreed to limit
limitations                  agreed to waive fees and reimburse expenses          ordinary operating expenses to the extent
                             to the extent that the fund's total annual           required to reduce fund expenses to 0.90% of
                             operating expenses (excluding brokerage,             the average daily net assets attributable to
                             interest, taxes and extraordinary expenses)          Class A shares. This expense limitation is in
                             exceed 1.00%, 1.75% and 0.75% of net assets          effect through January 1, 2012. In addition,
                             of Class A shares, Class C shares and Class I        Pioneer has contractually agreed to limit
                             shares, respectively, on an annualized basis         ordinary operating expenses to the extent
                             for the period that the voluntary waiver is          required to reduce fund expenses to 1.04% and
                             in effect. MAM will evaluate the continuance         0.79% of the average daily net assets
                             of this voluntary waiver at each month-end           attributable to Class A shares and Class Y
                             and it can terminate this voluntary waiver at        shares, respectively. Assuming the
                             any time.                                            Reorganization is approved, these expense
                                                                                  limitations will be in effect for a period of
                                                                                  three years after the closing of the
                                                                                  Reorganization. There can be no assurance
                                                                                  that Pioneer will extend the expense
                                                                                  limitations beyond such time.
------------------------------------------------------------------------------------------------------------------------------------
                             For a comparison of the gross and net expenses of both funds, please see the class fee tables in the "The Funds' Fees and Expenses" section starting on page 159.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because the RMK Fund and the Pioneer Fund have similar investment objectives and primary investment strategies, they are subject to similar principal risks. You could lose money on your investment in each Fund, or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of the Fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

     o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. This is known as credit risk

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     Government sponsored entities such as the, FNMA and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

     Government sponsored entities such as Federal Home Loan Mortgage Corporation ("Freddie Mac"), FNMA and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to FNMA and Freddie Mac, there can be no assurance that it will support these or other government sponsored entities in the future.

     To the extent either Fund invests significantly in asset-backed and mortgage-related securities, the Fund's exposure to prepayment and extension risks may be greater than other investments in fixed income securities.

     Each Fund may invest in mortgage- and asset-backed securities and, therefore, each Fund may be subject to the risks associated with investing in such securities. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to a Fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral. Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

     Each Fund's mortgage-related investments may include mortgage-related derivative securities such as collateralized mortgage obligations ("CMOs"). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors. If there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. The risk may be increased to the extent the underlying mortgages include sub-prime mortgages, interest-only mortgages, variable rate mortgages, negative amortization mortgages or other types of exotic mortgages.

     Each Fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. Each Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality and yield. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which a Fund invests (e.g., the Fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the Funds as illiquid securities, which may be difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral.

     Because the Pioneer Fund may invest in securities of non-U.S. issuers, including in the securities of emerging markets issuers, it may be subject to the risks below associated with investing in non-U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Pioneer Fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Pioneer Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     To the extent either Fund emphasizes, from time to time, investments in a particular market segment, the Fund will be subject to a greater degree to the risks of the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts ("REITs"), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

     Each Fund may use derivatives. Derivatives involve special risks and costs and may result in losses to the Fund. Each Fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the Fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments or do not correlate well with the underlying asset, rate or index, the Fund may not fully benefit from or could lose money on the derivative position. In addition, derivatives involve risk of loss if the issuer of the derivative defaults on its obligation.

The Funds' Past Performance

     Set forth below is performance information for each Fund. The bar charts show the year-by-year performance of each Fund's Class A shares for the past 10 calendar years or since inception, as applicable. Class C and Class I shares of the RMK Fund and Class Y shares of the Pioneer Fund will have different performance because they have different expenses. The charts do not reflect any sales charge you may pay when you buy or sell Fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts provide an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance, before and after taxes, does not indicate future results.

    Regions Morgan Keegan Select Limited Maturity Fixed Income Fund's Annual
                            Returns -- Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                     2.28
'00                     7.84
'01                     7.35
'02                     4.85
'03                     0.92
'04                    -0.33
'05                     1.43
'06                     3.66
'07                    -5.01
'08                    -6.60

The highest quarterly return was 3.00% for the quarter ended September 30, 2001

The lowest quarterly return was (3.25)% for the quarter ended June 30, 2007

        Pioneer Short Term Income Fund's Annual Returns -- Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'05                     1.40
'06                     3.80
'07                     4.96
'08                    -4.18

The highest quarterly return was 1.87% for the quarter ended September 30, 2006

The lowest quarterly return was (3.61)% for the quarter ended December 31, 2008

   Regions Morgan Keegan Select Limited Maturity Fixed Income Fund's Average
                              Annual Total Returns
                      (for periods ended December 31, 2008)

---------------------------------------------------------------------------------------------------------------
                                                                                           Since      Inception
                                                       1 Year     5 Years    10 Years    Inception      Date
---------------------------------------------------------------------------------------------------------------
Class A(1)                                                                                            12/12/93
---------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes (with 1.50% sales charge)      (8.00)%    (1.75)%     1.38%        2.60%
---------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(2)             (9.25)%    (2.99)%    (0.10)%
---------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale of    (5.18)%    (2.14)%     0.32%
    Fund Shares(2)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Class C                                                                                               12/14/01
---------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes (with applicable               (8.23)%    (2.18)%      N/A        (0.95)%
    Contingent Deferred Sales Charge)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Class I                                                                                               09/01/05
---------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                (6.65)%      N/A        N/A        (2.31)%
---------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Government/Corporate A           5.18%      3.82%      4.74%
 Rate and Above Index(3)
---------------------------------------------------------------------------------------------------------------

----------

(1) Effective June 4, 2004, all Class B shares of the RMK Fund converted to Class A shares. Historical total return information for the RMK Fund for any period or portion thereof prior to the commencement of investment operations of Class A shares on May 20, 1998 is that of Class B shares and reflects all charges, expenses and fees incurred by Class B shares, which were generally higher than the expenses of Class A shares, during such periods.

(2) After-tax returns are calculated using the historical highest individual federal marginal income and capital gains tax rates and do not reflect the impact of any applicable state and local taxes. Return after taxes on distributions assumes a continued investment in the RMK Fund and shows the effect of taxes on fund distributions. Return after taxes on distributions and sale of fund shares assumes all shares were redeemed at the end of each period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as individual retirement accounts or 401(k) plans. After-tax returns are shown only for Class A shares. After-tax returns for other classes will be different.

(3) The Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index is an unmanaged index composed of U.S. government and U.S. dollar denominated SEC registered corporate bonds with an invest grade rating of "A" or higher. Issuers have a maturity of between 1 and 3 years. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC required to be reflected in the Fund's performance. The index is unmanaged, and unlike the RMK Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

        Pioneer Short Term Income Fund's Average Annual Total Returns(1)
                      (for periods ended December 31, 2008)

------------------------------------------------------------------------------------------------------------
                                                                                        Since      Inception
                                                    1 Year     5 Years    10 Years    Inception      Date
------------------------------------------------------------------------------------------------------------
Class A                                                                                            07/08/04
------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                             (6.57)%      N/A        N/A         0.86%
------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(2)          (8.23)%      N/A        N/A        (0.54)%
------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale    (4.23)%      N/A        N/A        (0.05)%
    of Shares(2)
------------------------------------------------------------------------------------------------------------
Class Y                                                                                            07/08/04
------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                             (4.02)%      N/A        N/A         1.79%
------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(2)          (5.86)%      N/A        N/A         0.24%
------------------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale    (2.58)%      N/A        N/A         0.65%
    of Shares(2)
------------------------------------------------------------------------------------------------------------
Barclays Capital (formerly, Lehman Brothers) 1-3      4.97%      N/A        N/A         4.21%
 Year Government /Credit Index (reflects no
 deduction for fees, expenses or taxes)(3)
------------------------------------------------------------------------------------------------------------

----------

(1) The table reflects sales charges applicable to the class, assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Barclays Capital (formerly, Lehman Brothers) 1-3 Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Unlike the Fund, the index is not managed and does not incur fees, expenses or taxes. You cannot invest directly in the index.

     The most recent portfolio managers' discussion of the Funds is attached as Exhibit B.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the RMK Fund, the expenses of the RMK Fund for the period ended November 30, 2008, and (ii) for the Pioneer Fund, the expenses of the Pioneer Fund for the period ended August 31, 2008. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Pioneer Fund after giving effect to the Reorganization based on pro forma net assets as of November 30, 2008.

                                                            Regions
                                                            Morgan
                                                         Keegan Select
                                                            Limited       Pioneer Short
                                                        Maturity Fixed     Term Income       Combined
                                                          Income Fund     Fund (period     Pioneer Short
                                                         (period ended        ended         Term Income
                                                         November 30,      August 31,          Fund
                                                             2008)            2008)         (Pro Forma)
                                                        --------------    -------------    -------------
Shareholder transaction fees
 (paid directly from your investment)                     Class A          Class A           Class A
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................       1.50%            2.50%             2.50%
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .....       None(1)          None(2)           None(2)
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee .......................................       0.40%            0.40%             0.40%
Distribution and Service (12b-1) Fee .................       0.25%            0.25%             0.25%
Other Expenses .......................................       1.23%            0.35%             0.27%
Acquired Fund Fees and Expenses ......................       0.02%            0.00%             0.00%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .................       1.90%            1.00%             0.92%
------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .............       0.00%(4)        (0.10)%(5)        (0.02)%(5)(6)
Net Expenses .........................................       1.90%            0.90%             0.90%
------------------------------------------------------------------------------------------------------------

                                                            Regions
                                                            Morgan
                                                         Keegan Select
                                                            Limited        Pioneer Short
                                                         Maturity Fixed      Term Income      Combined
                                                           Income Fund      Fund (period    Pioneer Short
                                                          (period ended         ended        Term Income
                                                          November 30,       August 31,         Fund
                                                              2008)             2008)        (Pro Forma)
                                                         --------------    -------------    ----------------
Shareholder transaction fees
 (paid directly from your investment)                       Class C          Class A          Class A
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................         None             2.50%            2.50%
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .....         1.00%(3)         None(2)          None(2)
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee .......................................         0.40%            0.40%            0.40%
Distribution and Service (12b-1) Fee .................         1.00%            0.25%            0.25%
Other Expenses .......................................         1.23%            0.35%            0.27%
Acquired Fund Fees and Expenses ......................         0.02%            0.00%            0.00%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .................         2.65%            1.00%            0.92%
------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .............         0.00%(4)        (0.10)%(5)       (0.02)%(5)(6)
Net Expenses .........................................         2.65%            0.90%            0.90%
------------------------------------------------------------------------------------------------------------

                                                       Regions Morgan Keegan
                                                   Select Limited Maturity Fixed
                                                            Income Fund           Pioneer Short Term Income  Combined Pioneer Short
                                                           (period ended              Fund (period ended        Term Income Fund
                                                        November 30, 2008)             August 31, 2008)           (Pro Forma)
                                                   -----------------------------  -------------------------  ----------------------
Shareholder transaction fees
 (paid directly from your investment)                       Class I                      Class Y                     Class Y
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ....................        None                         None                        None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less ......        None                         None                        None
Annual Fund operating expenses (deducted from fund
 assets) as a % of average daily net assets
Management Fee ........................................        0.40%                        0.40%                       0.40%
Distribution and Service (12b-1) Fee ..................        0.00%                        0.00%                       0.00%
Other Expenses ........................................        1.23%                        0.15%                       0.15%
Acquired Fund Fees and Expenses .......................        0.02%                        0.00%                       0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ..................        1.65%                        0.55%                       0.55%
------------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ..............        0.00%(4)                     0.00%                       0.00%(6)
Net Expenses ..........................................        1.65%                        0.55%                       0.55%
------------------------------------------------------------------------------------------------------------------------------------

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's total operating expenses remain the same, and (e) with respect to the Pioneer Fund, Pioneer's contractual expense limitation is in effect for year one. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                          Regions Morgan Keegan                             Combined Pioneer Short
Number of years                          Select Limited Maturity     Pioneer Short Term        Term Income Fund
you own your shares                         Fixed Income Fund            Income Fund              (Pro Forma)
-------------------------------------   -------------------------   --------------------   ------------------------
Class A -- with or without redemption
 Year 1 .............................             $  340                   $ 340                    $  340
 Year 3 .............................             $  738                   $ 551                    $  534
 Year 5 .............................             $1,161                   $ 779                    $  745
 Year 10 ............................             $2,339                   $1,435                   $1,351
Class C -- with redemption
 Year 1 .............................             $  368                        (7)                     --
 Year 3 .............................             $  823                        (7)                     --
 Year 5 .............................             $1,405                        (7)                     --
 Year 10 ............................             $2,983                        (7)                     --
Class C -- without redemption
 Year 1 .............................             $  268                        (7)                     --
 Year 3 .............................             $  823                        (7)                     --
 Year 5 .............................             $1,405                        (7)                     --
 Year 10 ............................             $2,983                        (7)                     --
Class I/Y
 Year 1 .............................             $  168                   $  56                    $   56
 Year 3 .............................             $  520                   $ 176                    $  176
 Year 5 .............................             $  897                   $ 307                    $  307
 Year 10 ............................             $1,955                   $ 689                    $  689

----------

(1) On purchases of Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class A shares redeemed within one year of purchase.

(2) Class A purchases of $500,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00%.

(3) A contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class C shares redeemed within one year of the purchase date.

(4) Effective April 1, 2008, MAM has voluntarily agreed to waive fees and reimburse expenses to the extent that the fund's total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 1.00%, 1.75% and 0.75% of net assets of Class A shares, Class C shares and Class I shares, respectively, on an annualized basis for the period that the voluntary waiver is in effect. MAM will evaluate the continuance of this voluntary waiver at each month-end and it can terminate this voluntary waiver at any time.

(5) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.90% of the average daily net assets attributable to Class A shares. This expense limitation is in effect through January 1, 2012. There can be no assurance that Pioneer will extend the expense limitation beyond such time.

(6) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.04% and 0.79% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of three years after the close of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(7) The Pioneer Fund will issue Class A shares to the RMK Fund in exchange for the Class C shares of the RMK Fund. RMK Fund Class C shareholders who wish to make future purchases of the Pioneer Fund's Class C shares will be subject to a higher expense ratio than if they purchased Class C Shares of the RMK Fund.

Reasons for the Proposed Reorganization

     The RMK Trustees believe that the proposed Reorganization is in the best interests of the RMK Fund and its shareholders. The RMK Trustees considered the following matters, among others, in approving this Proposal 8.

     First, MAM, the investment adviser to the RMK Fund, informed the RMK Board that engaging in the business of investment adviser to the RMK Funds is not a core business that MAM intends to continue and that Regions would be conducting a search for a buyer for MAM's mutual fund management business. After requests for proposals were solicited, received and reviewed, MAM and Regions decided to recommend to the RMK Board that the RMK Funds be reorganized into similar mutual funds managed by Pioneer, as being in the best interest of shareholders of each of the RMK Funds.

     Second, the RMK Board considered that the pro forma net expense ratio of the combined Pioneer Fund is expected to be the same or lower for each class of shares of the combined Pioneer Fund as compared to the corresponding classes of your RMK Fund. The pro forma net expense ratios for the combined Pioneer Fund's Class A and Class Y shares are anticipated to be 0.90% and 0.55%, respectively, after giving effect to Pioneer's contractual expense limitation with respect to Class A and Class Y shares, and the historical net expense ratios for the Class A, Class C and Class I shares of your RMK Fund are 1.06%, 1.81% and 0.81%, respectively, after giving effect to MAM's voluntary fee waiver and expense reimbursement with respect to Class A, Class C and Class I shares, which may be terminated at any time. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and further reduced per share expenses.

     Third, the RMK Board considered that Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce fund expenses to 0.90% of the average daily net assets attributable to Class A shares. This expense limitation is in effect through January 1, 2012. In addition, Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce the fund expenses to 1.04% and 0.79% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the shareholders of your RMK Fund approve the Reorganization, these expense limitations will be in effect for the combined Pioneer Fund for a period of three years from the Closing Date. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Fourth, the reputation, financial strength, resources and capabilities of Pioneer will benefit RMK Fund shareholders. At December 31, 2008, Pioneer managed $49 billion in assets. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management of the group were approximately $206 billion worldwide. Shareholders of your RMK Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. As of December 31, 2008, the Pioneer family of mutual funds offers over 75 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your RMK Fund's shareholders through exchanges. In addition, your RMK Fund may reduce the level of its operational expenses for administrative, compliance and portfolio management services if it becomes part of a large mutual fund complex.

     Fifth, the substantially larger size of the combined Pioneer Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks and provide benefits to the shareholders of the Fund from the long-term economies of scale that may result from consummation of the Reorganization.

     Sixth, the Class A and Y shares of the Pioneer Fund received in the Reorganization will provide the RMK Fund shareholders with exposure to substantially the same investment product as they have currently.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Code and therefore you will not recognize gain or loss for federal income tax purposes on the exchange of your shares for corresponding shares of the Pioneer Fund. However, in order to maintain its qualification for taxation as a regulated investment company, the RMK Fund will declare and pay a distribution of its realized net capital gains for the taxable year ending on the Closing Date, together with any undistributed investment company taxable income and net tax-exempt income for such taxable year, to its shareholders shortly before the Reorganization. Such distributions may affect the amount, timing or character of taxable income that the RMK Fund's shareholders realize in respect of their RMK Fund shares. For more information, see "Tax Status of the Reorganization" on page 204 of this Proxy Statement/Prospectus. Although the Reorganization will result in a per share increase in net unrealized capital gains and decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and MAM have agreed to each pay 50% of all proxy and solicitation costs associated with the Funds' participation in the Reorganization.

     The RMK Trustees also considered that Pioneer and MAM will benefit from the Reorganization. See "Will Pioneer and MAM Benefit from the Reorganizations?"

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of March 16, 2009 and the pro forma combined capitalization of the combined Pioneer Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between March 16, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

                                     Regions Morgan Keegan                         Pioneer Short Term
                                    Select Limited Maturity   Pioneer Short Term      Income Fund
                                       Fixed Income Fund          Income Fund          Pro Forma
                                   ------------------------- -------------------- -------------------
Net Assets
 Class A .........................       $  3,198,376           $   13,801,839      $  17,249,879
 Class B .........................                 --           $    6,346,479      $   6,346,479
 Class C .........................       $    249,664           $    6,857,149      $   6,857,149(1)
 Class I/Y .......................       $     23,141           $   73,755,001      $  73,778,142
                                         ------------           --------------      ---------------
Total Net Assets of Fund .........       $  3,471,181           $  100,760,468      $ 104,231,649
Net Asset Value Per Share
 Class A .........................       $       7.68           $         8.86      $        8.86
 Class B .........................                 --           $         8.85      $        8.85
 Class C .........................       $       7.68           $         8.84      $        8.84(1)
 Class I/Y .......................       $       7.68           $         8.84      $        8.84
Shares Outstanding
 Class A .........................            416,480                1,558,147          1,947,316
 Class B .........................                 --                  717,313            717,313
 Class C .........................             32,512                  775,738            775,738(1)
 Class I/Y .......................              3,014                8,339,045          8,341,663

----------

(1) The Pioneer Fund will issue Class A shares to the RMK Fund in exchange for Class C shares of the RMK Fund.

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your RMK Fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Fund shares that will actually be received and distributed.

                             ADDITIONAL INFORMATION

     For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the RMK Fund shareholders and information concerning the meeting of your RMK Fund shareholders, the tax status of the Reorganization, a comparison of Delaware statutory trusts and Massachusetts business trusts, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Pioneer Fund values its securities, financial highlights information for each Pioneer Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Proposal 11.

                    RMK BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the RMK Trustees, including the Independent RMK Trustees, approved the Reorganization. In particular, the RMK Trustees have concluded that participation in the Reorganization is in the best interests of the RMK Fund and that the interests of the RMK Fund's existing shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     THE RMK TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR RMK FUND VOTE "FOR" PROPOSAL 8 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

         REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND
                                       AND
                    PIONEER INTERMEDIATE TAX FREE INCOME FUND

                                   PROPOSAL 9
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of this Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled "Terms of Each Agreement and Plan of Reorganization" in the back of this Proxy Statement/Prospectus, after the discussion of the various Proposals.

     If Proposal 9 is approved, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund (the "RMK Fund") will be reorganized into Pioneer Intermediate Tax Free Income Fund, a newly organized Pioneer fund that will commence operations upon consummation of the proposed Reorganization (the "Pioneer Fund" and, together with the RMK Fund, the "Funds"), as described above, and the Pioneer Fund will issue Class A shares to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A and Class C shares and the Pioneer Fund will issue Class Y shares to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class I shares, as applicable.

     The RMK Fund and the Pioneer Fund have similar investment objectives, primary investment strategies and related risks. The table below provides a comparison of certain features of the two Funds.

Comparison of Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund to
                    Pioneer Intermediate Tax Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Intermediate
                                             Tax Exempt Bond Fund                     Pioneer Intermediate Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective           The fund's investment objective is current         The fund's investment objective is current
                               income that is exempt from federal income          income exempt from regular federal income
                               tax.                                               tax.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Intermediate
                                             Tax Exempt Bond Fund                     Pioneer Intermediate Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Primary investments and        The fund invests primarily in a highly             Normally, the fund invests at least 80% of
investment strategies          diversified portfolio of tax-exempt bonds.         its net assets (plus the amount of
                               The fund normally invests its assets so that       borrowings, if any, for investment purposes)
                               at least 80% of the income that it                 in securities that provide income that is
                               distributes is exempt from federal income tax      exempt from regular federal income tax and is
                               and is not a tax preference item for purposes      not subject to the alternative minimum tax
                               of the alternative minimum tax. This policy        (AMT). These investments include bonds, notes
                               may not be changed without shareholder             and other debt instruments issued by or on
                               approval.                                          behalf of states, counties, municipalities,
                                                                                  territories and possessions of the United
                               A primary consideration of the fund is to          States and the District of Columbia and their
                               invest a large portion of its assets in            authorities, political subdivisions, agencies
                               securities of issuers located within the           or instrumentalities. This policy may not be
                               southern United States. Key factors in the         changed without shareholder approval.
                               security selection process include regional
                               economic trends and demographic patterns,          The fund invests primarily in investment
                               national economic trends, interest rate            grade securities. Under normal circumstances,
                               momentum, and yield spreads. The fund              it is anticipated that the dollar-weighted
                               generally will invest a large portion of its       average maturity of the fund's portfolio will
                               assets in direct general obligation bonds          be between three and ten years. The fund may
                               consistent with MAM's economic forecast.           invest in securities of any maturity. The
                               Revenue bonds will be used to add additional       fund may invest 25% or more of its assets in
                               yield, particularly in periods of economic         issuers in any one or more states or
                               growth. When investing in tax- exempt              securities the payments on which are derived
                               securities, MAM will conduct a credit              from gas, electric, telephone, sewer, water,
                               analysis of the issuer and will compare            healthcare and transportation segments of the
                               current yield spreads to historical norms.         municipal bond market. The fund also may
                               The debt securities in which the fund invests      invest up to 20% of its assets in industrial
                               will have a minimum credit rating of "A" (or       development bonds.
                               a comparable rating) by at least one NRSRO at
                               the time of purchase.                              In addition, the fund may invest up to 20% of
                                                                                  its net assets in debt securities rated below
                               The average maturity of the fund's debt            investment grade (known as "junk bonds") or,
                               securities generally will be in the range of       if unrated, are of equivalent credit quality
                               three to ten years. When interest rates are        as determined by Pioneer.
                               at higher levels and lower rates are
                               forecasted for the future, MAM may choose to       The fund's investments may have fixed or
                               lengthen the fund's effective duration.            variable principal payments and all types of
                               Likewise, when rising interest rates are           interest rate payment and reset terms,
                               expected, the duration of the fund's bond          including fixed rate, inverse floating rate,
                               portfolio may be shortened and its allocation      floating rate, zero coupon, contingent,
                               to revenue bonds increased.                        deferred and payment in kind and auction rate
                                                                                  features. The fund's investments may include
                                                                                  instruments that allow for balloon payments
                                                                                  or negative amortization payments. Such
                                                                                  investments permit the borrower to avoid
                                                                                  paying currently a portion of the interest
                                                                                  accruing on the instrument. While these
                                                                                  features make the debt instrument more
                                                                                  affordable to the borrower in the near term,
                                                                                  they increase the risk that the borrower will
                                                                                  be unable to make the resulting higher
                                                                                  payment or payments that become due at the
                                                                                  maturity of the loan.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Intermediate
                                             Tax Exempt Bond Fund                     Pioneer Intermediate Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Pioneer considers both broad economic factors
                                                                                  and issuer specific factors in selecting a
                                                                                  portfolio designed to achieve the fund's
                                                                                  investment objective. In assessing the
                                                                                  appropriate maturity and rating weighting of
                                                                                  the fund's portfolio, Pioneer considers a
                                                                                  variety of factors that are expected to
                                                                                  influence economic activity and interest
                                                                                  rates. These factors include fundamental
                                                                                  economic indicators, such as the rates of
                                                                                  economic growth and inflation, Federal
                                                                                  Reserve monetary policy and the relative
                                                                                  value of the U.S. dollar compared to other
                                                                                  currencies. Once Pioneer determines the
                                                                                  preferable portfolio characteristics, Pioneer
                                                                                  selects individual securities based upon the
                                                                                  terms of the securities (such as yields
                                                                                  compared to U.S. Treasuries or comparable
                                                                                  issues), liquidity and rating and issuer
                                                                                  diversification. Pioneer also employs
                                                                                  fundamental research and an evaluation of the
                                                                                  issuer based on its financial statements and
                                                                                  operations to assess the issuer's credit
                                                                                  quality, taking into account financial
                                                                                  condition, future capital needs and potential
                                                                                  for change in rating. In making these
                                                                                  portfolio decisions, Pioneer relies on the
                                                                                  knowledge, experience and judgment of its
                                                                                  staff and the staff of its affiliates who
                                                                                  have access to a wide variety of research.

                                                                                  A debt security is considered investment
                                                                                  grade if it is:

                                                                                  o    Rated BBB or higher at the time of
                                                                                       purchase by Standard & Poor's Ratings
                                                                                       Group;

                                                                                  o    Rated the equivalent rating by another
                                                                                       nationally recognized statistical rating
                                                                                       organization; or

                                                                                  o    Determined to be of equivalent credit
                                                                                       quality by Pioneer

                                                                                  Securities in the lowest category of
                                                                                  investment grade are considered to have
                                                                                  speculative characteristics.

                                                                                  For purposes of the fund's credit quality
                                                                                  policies, if a security receives different
                                                                                  ratings from nationally recognized
                                                                                  statistical rating organizations, the fund
                                                                                  will use the rating chosen by the portfolio
                                                                                  manager as most representative of the
                                                                                  security's credit quality. If a rating
                                                                                  organization changes the quality rating
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Intermediate
                                             Tax Exempt Bond Fund                     Pioneer Intermediate Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  assigned to one or more of the fund's
                                                                                  portfolio securities, or the credit quality
                                                                                  deteriorates, Pioneer will consider if any
                                                                                  action is appropriate in light of the fund's
                                                                                  investment objective and policies. Credit
                                                                                  ratings are only the opinions of the
                                                                                  companies issuing them and are not absolute
                                                                                  guarantees of quality.

                                                                                  The fund may invest up to 20% of its net
                                                                                  assets in securities of other investment
                                                                                  companies, investment grade commercial paper,
                                                                                  U.S. government securities, U.S. or foreign
                                                                                  bank instruments and repurchase agreements.

                                                                                  The fund may invest in asset-backed
                                                                                  securities issued by special entities, such
                                                                                  as trusts, that are backed by a pool of
                                                                                  financial assets. The fund may invest in
                                                                                  collateralized debt obligations ("CDOs"),
                                                                                  which include collateralized bond obligations
                                                                                  ("CBOs"), collateralized loan obligations
                                                                                  ("CLOs") and other similarly structured
                                                                                  securities. A CDO is a trust backed by a pool
                                                                                  of fixed income securities. The trust
                                                                                  typically is split into two or more portions,
                                                                                  called tranches, which vary in credit quality
                                                                                  and yield. Lower tranches pay higher interest
                                                                                  rates but represent lower degrees of credit
                                                                                  quality and are more sensitive to the rate of
                                                                                  defaults in the pool of obligations. The
                                                                                  risks of an investment in a CDO depend
                                                                                  largely on the type of the underlying
                                                                                  obligations (e.g., an underlying obligation
                                                                                  may decline in quality or default) and the
                                                                                  tranche of the CDO in which the fund invests
                                                                                  (e.g., the fund may invest in a tranche of
                                                                                  CDO that is subordinate to other tranches).
                                                                                  Investments in CDOs may be characterized by
                                                                                  the fund as illiquid securities, which may be
                                                                                  difficult to sell at an advantageous time or
                                                                                  price. Although certain CDOs may receive
                                                                                  credit enhancement in the form of a senior-
                                                                                  subordinate structure, over-collateralization
                                                                                  or bond insurance, such enhancement may not
                                                                                  always be present, and may fail to protect a
                                                                                  fund against the risk of loss on default of
                                                                                  the collateral.

                                                                                  The fund may invest up to 10% of its net
                                                                                  assets in inverse floating rate obligations
                                                                                  (a type of derivative instrument). Inverse
                                                                                  floating rate obligations represent interests
                                                                                  in tax
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Intermediate
                                             Tax Exempt Bond Fund                     Pioneer Intermediate Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  exempt bonds. The interest rate on inverse
                                                                                  floating rate obligations will generally
                                                                                  decrease as short-term interest rates
                                                                                  increase, and increase as short-term rates
                                                                                  decrease. Due to their leveraged structure,
                                                                                  the sensitivity of the market value of an
                                                                                  inverse floating rate obligation to changes
                                                                                  in interest rates is generally greater than a
                                                                                  comparable long-term bond issued by the same
                                                                                  municipality and with similar credit quality,
                                                                                  redemption and maturity provisions. Inverse
                                                                                  floating rate obligations may be volatile and
                                                                                  involve leverage risk.

                                                                                  With respect to the investment strategies and
                                                                                  practices enumerated above, to the extent
                                                                                  that a percentage limitation is not
                                                                                  specified, there is no specific limit on the
                                                                                  fund's ability to engage in such strategy or
                                                                                  practice.
------------------------------------------------------------------------------------------------------------------------------------
Cash management and            To minimize potential losses and maintain          Normally, the fund invests substantially all
temporary investments          liquidity to meet shareholder redemptions          of its assets to meet its investment
                               during adverse market conditions, the fund         objective. The fund may invest the remainder
                               may temporarily depart from its principal          of its assets in securities with remaining
                               investment strategy by investing up to 100%        maturities of less than one year or cash
                               of the fund's assets in cash and cash              equivalents, or may hold cash. For temporary
                               equivalents, including short-term bank             defensive purposes, including during periods
                               obligations, repurchase agreements and other       of unusual cash flows, the fund may depart
                               money market instruments and securities            from its principal investment strategies and
                               issued and/or guaranteed as to payment of          invest part or all of its assets in these
                               principal and interest by the U.S.                 securities or may hold cash. To the extent
                               government, its agencies or                        that the fund has any uninvested cash, the
                               instrumentalities. This may cause the fund to      fund would also be subject to risk with
                               temporarily fail to meet its goal and forego       respect to the depository institution holding
                               greater investment returns for the safety of       the cash. During such periods, it may be more
                               principal.                                         difficult for the fund to achieve its
                                                                                  investment objective. The fund may adopt a
                                                                                  defensive strategy when the sub-adviser
                                                                                  believes securities in which the fund
                                                                                  normally invests have special or unusual
                                                                                  risks or are less attractive due to adverse
                                                                                  market, economic, political or other
                                                                                  conditions.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading             Although the fund does not intend to invest        The fund usually does not trade for
                               for the purpose of seeking short-term              short-term profits. The fund will sell an
                               profits, securities will be sold without           investment, however, even if it has only been
                               regard to the length of time they have been        held for a short time, if it no longer meets
                               held when MAM believes it is appropriate to        the fund's investment criteria. If the fund
                               do so in light of the fund's investment goal.      does a lot of trading, it may incur
                               A higher portfolio turnover rate involves          additional operating expenses, which would
                               greater transaction expenses which must be         reduce performance, and could cause
                               borne directly by the fund (and thus,              shareowners to incur a higher level of
                               indirectly by its shareholders), and impact        taxable income or capital gains.
                               fund performance. In addition, a
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Intermediate
                                             Tax Exempt Bond Fund                     Pioneer Intermediate Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                               high rate of portfolio turnover may result in
                               the realization of larger amounts of net
                               capital gains that, when distributed to the
                               fund's shareholders, are taxable to them.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                    The fund may not trade in futures and              The fund may, but is not required to, use
                               options.                                           futures and options on securities, indices
                                                                                  and other derivatives. A derivative is a
                                                                                  security or instrument whose value is
                                                                                  determined by reference to the value or the
                                                                                  change in value of one or more securities,
                                                                                  currencies, indices or other financial
                                                                                  instruments. Although there is no specific
                                                                                  limitation on investing in derivatives, the
                                                                                  fund does not use derivatives as a primary
                                                                                  investment technique and generally limits
                                                                                  their use to hedging. However, the fund may
                                                                                  use derivatives for a variety of
                                                                                  non-principal purposes, including:

                                                                                  o    As a hedge against adverse changes in
                                                                                       the market prices of securities,
                                                                                       interest rates or currency exchange
                                                                                       rates

                                                                                  o    As a substitute for purchasing or
                                                                                       selling securities

                                                                                  o    To increase the fund's return as a non-
                                                                                       hedging strategy that may be considered
                                                                                       speculative

                                                                                  Derivatives may be subject to market risk,
                                                                                  interest rate risk and credit risk. The
                                                                                  fund's use of certain derivatives may, in
                                                                                  some cases, involve forms of financial
                                                                                  leverage, which involves risk and may
                                                                                  increase the volatility of the fund's net
                                                                                  asset value. Even a small investment in
                                                                                  derivatives can have a significant impact on
                                                                                  the fund's investment exposure to the market
                                                                                  prices of securities, interest rates or
                                                                                  currency exchange rates. Therefore, using
                                                                                  derivatives can disproportionately increase
                                                                                  losses and reduce opportunities for gain. If
                                                                                  changes in a derivative's value do not
                                                                                  correspond to changes in the value of the
                                                                                  fund's other investments or do not correlate
                                                                                  well with the underlying asset, rate or
                                                                                  index, the fund may not fully benefit from or
                                                                                  could lose money on the derivative position.
                                                                                  In addition, derivatives involve risk of loss
                                                                                  if the issuer of the derivative defaults on
                                                                                  its obligation. Certain derivatives may be
                                                                                  less liquid, which may reduce the returns of
                                                                                  the fund if it cannot sell or terminate the
                                                                                  derivative
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Intermediate
                                             Tax Exempt Bond Fund                     Pioneer Intermediate Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  at an advantageous time or price. Some
                                                                                  derivatives may involve the risk of improper
                                                                                  valuation. The fund will only invest in
                                                                                  derivatives to the extent Pioneer believes
                                                                                  these investments do not prevent the fund
                                                                                  from seeking its investment objective, but
                                                                                  derivatives may not perform as intended.
                                                                                  Suitable derivatives may not be available in
                                                                                  all circumstances or at reasonable prices and
                                                                                  may not be used by the fund for a variety of
                                                                                  reasons.
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser and         Investment Adviser:                                Investment Adviser:
portfolio manager
                               MAM                                                Pioneer

                               Portfolio Manager:                                 Portfolio Managers:

                               Day-to-day management of the fund's portfolio      The fund has not yet commenced operations,
                               is the responsibility of Dorothy E. Thomas,        and therefore, does not currently have any
                               CFA. The portfolio manager is supported by         portfolio managers. However, the fund will
                               MAM's equity and/or fixed income research          commence operations upon the consummation of
                               teams which provide fundamental research and       the proposed Reorganization. At that time,
                               quantitative analysis used to run MAM's            day-to-day management of the fund's portfolio
                               internal investment models.                        will be the responsibility of co-managers
                                                                                  David Eurkus, lead portfolio manager. Mr.
                               Ms. Thomas is a Senior Vice President and          Eurkus will be supported by Timothy Pynchon,
                               Director of Tax-Exempt Fixed Income for MAM.       portfolio manager and the fixed income team.
                               Ms. Thomas has more than 30 years experience       Members of this team manage other Pioneer
                               in investment research, trading and portfolio      funds investing primarily in fixed income
                               management. From 1983 to present, Ms. Thomas       securities. The portfolio managers and the
                               has overseen tax-exempt bond investments at        team also may draw upon the research and
                               AmSouth Asset Management, Inc., which              investment management expertise of Pioneer's
                               subsequently merged into MAM. From 1997 to         affiliate, Pioneer Investment Management
                               2005, Ms. Thomas served as a portfolio             Limited. Mr. Eurkus joined Pioneer as a
                               manager to the AmSouth Mutual Funds. From          senior vice president in January 2001 and has
                               1983 to 2001, Ms. Thomas served as a Trust         been an investment professional since 1969.
                               Portfolio Manager and from 1983 to 1989 as an      Mr. Pynchon joined Pioneer as a vice
                               Equity Analyst at AmSouth. From 1973 to 1983,      president in 2000 and has been an investment
                               Ms. Thomas served as a Bond Analyst and            professional since 1982.
                               Corporate Finance Manager at AmSouth. Ms.
                               Thomas received a B.A. in Economics from
                               Stanford University and an M.B.A. from the
                               University of Alabama at Birmingham. She is a
                               holder of the Chartered Financial Analyst
                               designation.
------------------------------------------------------------------------------------------------------------------------------------
Business                       A diversified series of the RMK Trust, an          A diversified series of Pioneer Series Trust
                               open-end management investment company             I, an open-end management investment company
                               organized as a Massachusetts business trust.       organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets (as of March 16,    $24,168,992                                        None
2009)

------------------------------------------------------------------------------------------------------------------------------------

                      Classes of Shares, Fees and Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Intermediate
                                             Tax Exempt Bond Fund                     Pioneer Intermediate Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges and      Class A shares are offered with an initial         Class A shares are offered with an initial
fees                           sales charge up to 2.00% of the offering           sales charge up to 4.50% of the offering
                               price, which is reduced depending upon the         price, which is reduced or waived for large
                               amount invested as described below or, in          purchases and certain types of investors. At
                               certain circumstances, waived. Class A shares      the time of your purchase, your investment
                               bought as part of an investment of $1 million      firm may receive a commission from PFD, the
                               or more are not subject to an initial sales        fund's distributor, of up to 4.00%, declining
                               charge, but may be charged a contingent            as the size of your investment increases.
                               deferred sales charge of 1.00% if sold within
                               one year of purchase.                              You pay the offering price (the net asset
                                                                                  value per share plus any initial sales
                               Your investment may qualify for a reduction        charge) when you buy Class A shares unless
                               or elimination of the sales charge, also           you qualify to purchase shares at net asset
                               known as a breakpoint discount. The following      value. You pay a lower sales charge as the
                               lists the sales charges, which will be             size of your investment increases. You do not
                               applied to your Class A share purchase,            pay a sales charge when you reinvest
                               subject to the breakpoint discounts                dividends or capital gain distributions paid
                               indicated:                                         by the fund. You do not pay a contingent
                                                                                  deferred sales charge when you sell shares
                               -------------------------------------------------  purchased through reinvestment of dividends
                                    Your           As a % of      As a % of Net   or capital gain distributions.
                                 Investment     Offering Price       Amounts
                                                                     Invested     ----------------------------------------------
                               -------------------------------------------------                       Sales charge as % of
                               Up to $49,999         2.00%             2.04%      ----------------------------------------------
                               -------------------------------------------------   Amount of      Offering Price    Net Amounts
                               $50,000 to            1.75%             1.78%       purchase                          Invested
                               $ 99,999                                           ----------------------------------------------
                               -------------------------------------------------  Less than            4.50%           4.71%
                               $100,000 to           1.50%             1.52%      $100,000
                               $249,999                                           ----------------------------------------------
                               -------------------------------------------------  $100,000 but         3.50%           3.63%
                               $250,000 to           1.00%             1.01%      less than
                               $499,999                                           $250,000
                               -------------------------------------------------  ----------------------------------------------
                               $500,000 to           0.75%             0.76%      $250,000 but         2.50%           2.56%
                               $999,999                                           less than
                               -------------------------------------------------  $500,000
                               $1 million or      Net asset         Net asset     ----------------------------------------------
                               more                 value             value       $500,000 or           -0-             -0-
                               -------------------------------------------------  more
                                                                                  ----------------------------------------------
                               Your investment professional must notify the
                               fund's transfer agent of eligibility for any       There are no contingent deferred sales
                               applicable breakpoint discount at the time of      charges, except in certain circumstances when
                               purchase.                                          the initial sales charge is waived. A
                                                                                  contingent deferred sales charge may be
                               Class A shares pay a shareholder servicing         payable to PFD, the fund's distributor, in
                               fee (non-12b-1) of up to 0.25% of average          the event of a share redemption within 12
                               daily net assets.                                  months following the share purchase at the
                                                                                  rate of 1.00% of the lesser of the value of
                                                                                  the shares redeemed or the total cost of such
                                                                                  shares, subject to certain waivers.

                                                                                  Class A shares are subject to distribution
                                                                                  and service (12b-1) fees of up to 0.25% of
                                                                                  average daily net assets. These fees are paid
                                                                                  out of the fund's assets on an ongoing basis.
                                                                                  Over time these fees will increase the cost
                                                                                  of investments and may cost more than other
                                                                                  types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Intermediate
                                             Tax Exempt Bond Fund                     Pioneer Intermediate Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Class C sales charges and      Class C shares are offered without an initial      The Pioneer Fund will issue Class A shares to
fees                           sales charge.                                      the RMK Fund in exchange for the Class C
                                                                                  shares of the RMK Fund. Please see the
                               Class C shares are subject to a contingent         Pioneer Fund's Class A sales charges and fees
                               deferred sales charge of 1.00% if sold within      above.
                               one year of purchase.

                               Class C shares pay a shareholder servicing
                               fee (non-12b-1) of up to 0.25% of average
                               daily net assets and a distribution (12b-1)
                               fee of 0.75% of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales      Class I shares are offered without an initial      Class Y shares are offered without an initial
charges and fees               sales charge.                                      sales charge.

                               Class I shares are not subject to a                Class Y shares are not subject to a
                               contingent deferred sales charge.                  contingent deferred sales charge.

                               Class I shares are not subject to                  Class Y shares are not subject to
                               distribution and service (12b-1) fees.             distribution and service (12b-1) fees.
------------------------------------------------------------------------------------------------------------------------------------
Management fees                The fund pays MAM an annual advisory fee           The fund pays Pioneer a fee for managing the
                               equal to 0.25% of the fund's average daily         fund and to cover the cost of providing
                               net assets.                                        certain services to the fund.

                                                                                  Pioneer's annual fee is equal to 0.50% of the
                                                                                  fund's average daily net assets up to $500
                                                                                  million and 0.45% on assets over $500
                                                                                  million. The fee is accrued daily and paid
                                                                                  monthly.
------------------------------------------------------------------------------------------------------------------------------------
Fee waiver and expense         None                                               Pioneer has contractually agreed to limit
limitations                                                                       ordinary operating expenses to the extent
                                                                                  required to reduce fund expenses to 0.82% and
                                                                                  0.55% of the average daily net assets
                                                                                  attributable to Class A shares and Class Y
                                                                                  shares, respectively. These expense
                                                                                  limitations are in effect through June 1,
                                                                                  2012 for Class A shares and through June 1,
                                                                                  2010 for Class Y shares. In addition, Pioneer
                                                                                  has contractually agreed to limit ordinary
                                                                                  operating expenses to the extent required to
                                                                                  reduce fund expenses to 0.93% and 0.68% of
                                                                                  the average daily net assets attributable to
                                                                                  Class A shares and Class Y shares,
                                                                                  respectively. Assuming the Reorganization is
                                                                                  approved, these expense limitations will be
                                                                                  in effect for a period of three years after
                                                                                  the closing of the Reorganization. There can
                                                                                  be no assurance that Pioneer will extend the
                                                                                  expense limitations beyond such time.
------------------------------------------------------------------------------------------------------------------------------------
                               For a comparison of the gross and net expenses of both funds, please see the class fee tables in the "The Funds' Fees and Expenses" section starting on page
                               176.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because the RMK Fund and the Pioneer Fund have similar investment objectives and primary investment strategies, they are subject to similar principal risks. You could lose money on your investment in each Fund, or not make as much as if you invested elsewhere if:

     o The ongoing global financial crisis has caused a significant decline in the value of many securities, including securities held by the Fund, and the continuation or further deterioration of market conditions may lead to additional losses of value

     o The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due factors affecting a particular issuer or the securities market as a whole

     o Interest rates go up, causing the value of the Fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

     o The issuer (or other obligor) of a security owned by the Fund defaults on its obligation to pay principal and/or interest, or otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. This is known as credit risk

     o New federal or state legislation or other developments adversely affects the tax-exempt status of securities held by the Fund or the financial ability of municipalities to replay these obligations

     o The issuer of a security owned by the Fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

     o To the extent the Fund concentrates its investments in a single state or securities the payments on which are dependent upon a single segment, the Fund will be more susceptible to risks associated with that state or segment

     o Particular investments held by the Fund may be difficult to sell, and as a result, the Fund's portfolio may be harder to value, especially in changing markets. The market for certain investments may become less liquid or illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. This is known as liquidity risk

     o The Fund's investment adviser is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

     Although distributions of interest income from the a Fund's tax-exempt securities are generally exempt from federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of an investor's shares, are not. Each investor should consult a tax adviser about whether an alternative minimum tax applies to the investor and about state and local taxes on the investor's fund distributions.

     Each Fund may invest in debt securities. Therefore, to the extent each Fund invests in non-municipal debt securities, the Fund may also be subject to the following risks relating to investment in debt securities:

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     Each Fund may invest in securities of non-U.S. issuers. To the extent that a Fund invests in securities of non-U.S. issuers, the Fund will be subject to a greater degree to the unique risks associated with investing in such securities. These risks may include:

     o    Inadequate financial information

     o    Small, less liquid and more volatile markets

     o    Political and economic upheavals

     To the extent either Fund emphasizes, from time to time, investments in a particular market segment, the Fund will be subject to a greater degree to the risks of the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

     To the extent the Pioneer Fund invests in issuers of securities the payments on which are derived from gas, electric, telephone, sewer, water, healthcare and transportation segments of the municipal bond market, the Pioneer Fund may be subject to risks associated with such segments. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. In addition, gas utility companies have, in the recent past, been adversely affected by disruptions in the oil industry, increased concentration and increased competition. The electric utilities segment has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last few years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include the availability and cost of fuel, the availability and cost of capital, the effects of conservation on energy demand, the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, timely and sufficient rate increases, and opposition to nuclear power. The telephone segment is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry. Public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds. In addition, lack of water supply due to insufficient rain, run-off, or snow pack has, in the past, had an adverse effect on the water segment of the municipal bond market Further, the water utility segment is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. Companies in the healthcare segment are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies and the value of their securities. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Many new products are subject to approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Companies in the transportation segment can be significantly affected by changes in the economy, fuel prices, labor relations, and insurance costs. The trend in the United States has been to deregulate the transportation industry, which could have a favorable long-term effect, but future government decisions could adversely affect transportation companies.

     The Pioneer Fund may use derivatives. Derivatives involve special risks and costs and may result in losses to the Pioneer Fund. The Pioneer Fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the Fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the Pioneer Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Pioneer Fund. If changes in a derivative's value do not correspond to changes in the value of the Pioneer Fund's other investments or do not correlate well with the underlying asset, rate or index, the Fund may not fully benefit from or could lose money on the derivative position. In addition, derivatives involve risk of loss if the issuer of the derivative defaults on its obligation.

The Funds' Past Performance

     The Pioneer Fund is a newly-organized Pioneer fund that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. As accounting successor to the RMK Fund, the Pioneer Fund will assume the RMK Fund's historical performance after the consummation of the Reorganization. Set forth below is performance information for the RMK Fund. The bar chart shows the year-by-year performance of the RMK Fund's Class A shares since inception. Class C shares and Class I shares of the RMK Fund will have different performance because they have different expenses. The Pioneer Fund has different fees and expenses and would, therefore, have had different performance results. The chart does not reflect any sales charge you may pay when you buy or sell Fund shares. Any sales charge will reduce your return. The table shows average annual total return (before and after taxes) for the RMK Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar chart provides an indication of the risks of investing in the RMK Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance, before and after taxes, does not indicate future results.

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund's Annual Returns
                                -- Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'05                     0.90
'06                     2.92
'07                     3.51
'08                     3.53

The highest quarterly return was 2.93% for the quarter ended December 31, 2008

The lowest quarterly return was (0.91)% for the quarter ended March 31, 2005

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund's Average Annual
                                  Total Returns
                      (for periods ended December 31, 2008)

----------------------------------------------------------------------------------------------------
                                                        1 Year     Since Inception    Inception Date
----------------------------------------------------------------------------------------------------
Class A                                                                                  02/09/04
----------------------------------------------------------------------------------------------------
 -- Return Before Taxes (with 4.50% sales charge)(1)    (1.13)%        1.43%
----------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions(2)              (1.18)%        1.39%
----------------------------------------------------------------------------------------------------
 -- Return After Taxes on Distributions and Sale of      0.36%         1.66%
    Fund Shares(2)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Class C                                                                                  02/09/04
----------------------------------------------------------------------------------------------------
 -- Return Before Taxes (with applicable Contingent      1.51%         1.98%
    Deferred Sales Charge)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Class I                                                                                  02/09/04
----------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                  3.68%         2.53%
----------------------------------------------------------------------------------------------------
Merrill Lynch 3-7 Year Municipal Index(3)                5.92%
----------------------------------------------------------------------------------------------------

----------

(1)  Reflects the Pioneer Fund's Class A initial sales charge of 4.50%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income and capital gains tax rates and do not reflect the impact of any applicable state and local taxes. Return after taxes on distributions assumes a continued investment in the RMK Fund and shows the effect of taxes on fund distributions. Return after taxes on distributions and sale of fund shares assumes all shares were redeemed at the end of each period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on fund distributions. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as individual retirement accounts or 401(k) plans. After-tax returns are shown only for Class A shares. After-tax returns for other classes will be different.

(3) The Merrill Lynch 3-7 Year Municipal Index is a total performance benchmark for the intermediate-term municipal bond market. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC required to be reflected in the Fund's performance. The index is unmanaged, and unlike the RMK Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

     The most recent portfolio managers' discussion of the RMK Fund is attached as Exhibit B.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below for the RMK Fund are based on the expenses of the RMK Fund for the twelve-month period ended November 30, 2008. The Pioneer Fund is a newly-organized Pioneer fund that will commence operations upon consummation of the proposed Reorganization and has no performance history. Therefore, the Fees and Expenses for the Pioneer Fund have been estimated using the Fund's proposed fees and estimated expenses assuming the Reorganization occurred on November 30, 2008. For financial statement purposes, the RMK Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the RMK Fund's operating history will be used for financial reporting purposes. The tables also show the pro forma expenses of the combined Pioneer Fund after giving effect to the Reorganization based on pro forma net assets as of November 30, 2008.

                                                      Regions
                                                       Morgan                           Combined
                                                   Keegan Select                         Pioneer
                                                    Intermediate                      Intermediate
                                                     Tax Exempt                         Tax Free
                                                     Bond Fund         Pioneer           Income
                                                   (period ended    Intermediate          Fund
                                                    November 30,      Tax Free            (Pro
                                                       2008)         Income Fund         Forma)
                                                   -------------    ------------      ------------
Shareholder transaction fees
 (paid directly from your investment)                Class A          Class A           Class A
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ..............       2.00%            4.50%             4.50%
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less        None(1)          None(2)           None(2)
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ..................................       0.25%            0.50%             0.50%
Distribution and Service (12b-1) Fee ............       0.25%            0.25%             0.25%
Other Expenses ..................................       0.43%            0.40%             0.40%
------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ............       0.93%            1.15%             1.15%
------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ........       0.00%           (0.33)%(4)       (0.33)%(4)(5)
Net Expenses ....................................       0.93%            0.82%             0.82%
------------------------------------------------------------------------------------------------------

                                                      Regions
                                                      Morgan
                                                   Keegan Select
                                                   Intermediate
                                                        Tax
                                                      Exempt
                                                       Bond                             Combined
                                                       Fund                              Pioneer
                                                      (period          Pioneer        Intermediate
                                                       ended        Intermediate        Tax Free
                                                   November 30,       Tax Free         Income Fund
                                                       2008)         Income Fund       (Pro Forma)
                                                   -------------    ------------      ------------
Shareholder transaction fees
 (paid directly from your investment)                 Class C         Class A           Class A
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ..............        None            4.50%             4.50%
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less         1.00%(3)        None(2)           None(2)
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ..................................        0.25%           0.50%             0.50%
Distribution and Service (12b-1) Fee ............        1.00%           0.25%             0.25%
Other Expenses ..................................        0.43%           0.40%             0.40%
-------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ............        1.68%           1.15%             1.15%
-------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ........        0.00%          (0.33)%(4)        (0.33)%(4)(5)
Net Expenses ....................................        1.68%           0.82%             0.82%
-------------------------------------------------------------------------------------------------------

                                                          Regions Morgan Keegan
                                                         Select Intermediate Tax
                                                            Exempt Bond Fund                                    Combined Pioneer
                                                              (period ended       Pioneer Intermediate Tax   Intermediate Tax Free
                                                           November 30, 2008)         Free Income Fund       Income Fund (Pro Forma)
                                                         -----------------------  ------------------------   -----------------------
Shareholder transaction fees
 (paid directly from your investment)                           Class I                   Class Y                Class Y
Maximum sales charge (load) when you buy shares as a
 percentage of offering price .........................            None                      None                   None
Maximum deferred sales charge (load) as a percentage of
 offering price or the amount you receive when you sell
 shares, whichever is less ............................            None                      None                   None
Annual Fund operating expenses (deducted from fund
 assets) as a % of average daily net assets
Management Fee ........................................            0.25%                     0.50%                  0.50%
Distribution and Service (12b-1) Fee ..................            0.00%                     0.00%                  0.00%
Other Expenses ........................................            0.43%                     0.40%                  0.40%

Total Annual Fund Operating Expenses ..................            0.68%                     0.90%                  0.90%

Less: Fee Waiver and Expense Limitations ..............            0.00%                    (0.35)%(4)             (0.35)%(4)(5)
Net Expenses ..........................................            0.68%                     0.55%                   0.55%


     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's total operating expenses remain the same, and (e) with respect to the Pioneer Fund, Pioneer's contractual expense limitation is in effect for year one. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                          Regions Morgan Keegan                                   Combined Pioneer Intermediate
Number of years                          Select Intermediate Tax     Pioneer Intermediate Tax            Tax Free Income
you own your shares                          Exempt Bond Fund            Free Income Fund                Fund (Pro Forma)
-------------------------------------   -------------------------   --------------------------   -------------------------------
Class A -- with or without redemption
 Year 1 .............................             $  293                      $ 530                           $  530
 Year 3 .............................             $  490                      $ 768                           $  768
 Year 5 .............................             $  704                      $1,024                          $1,024
 Year 10 ............................             $1,320                      $1,757                          $1,757
Class C -- with redemption
 Year 1 .............................             $  271                           (6)                            --
 Year 3 .............................             $  530                           (6)                            --
 Year 5 .............................             $  913                           (6)                            --
 Year 10 ............................             $1,987                           (6)                            --
Class C -- without redemption
 Year 1 .............................             $  171                           (6)                            --
 Year 3 .............................             $  530                           (6)                            --
 Year 5 .............................             $  913                           (6)                            --
 Year 10 ............................             $1,987                           (6)                            --
Class I/Y
 Year 1 .............................             $   69                      $  56                           $   56
 Year 3 .............................             $  218                      $ 252                           $  252
 Year 5 .............................             $  379                      $ 464                           $  464
 Year 10 ............................             $  847                      $1,076                          $1,076

----------

(1) On purchases of Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class A shares redeemed within one year of purchase.

(2) Class A purchases of $500,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00%.

(3) A contingent deferred sales charge of 1.00% of the lower of the purchase price of the shares or their net asset value at the time of redemption will apply to Class C shares redeemed within one year of the purchase date.

(4) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.82% and 0.55% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. These expense limitations are in effect through June 1, 2012 for Class A shares and through June 1, 2010 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(5) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.93% and 0.68% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of three years after the close of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(6) The Pioneer Fund will issue Class A shares to the RMK Fund in exchange for the Class C shares of the RMK Fund. RMK Fund Class C shareholders who wish to make future purchases of the Pioneer Fund's Class C shares will be subject to a higher expense ratio than if they purchased Class C Shares of the RMK Fund.

Reasons for the Proposed Reorganization

     The RMK Trustees believe that the proposed Reorganization is in the best interests of the RMK Fund and its shareholders. The RMK Trustees considered the following matters, among others, in approving this Proposal 9.

     First, MAM, the investment adviser to the RMK Fund, informed the RMK Board that engaging in the business of investment adviser to the RMK Funds is not a core business that MAM intends to continue and that Regions would be conducting a search for a buyer for MAM's mutual fund management business. After requests for proposals were solicited, received and reviewed, MAM and Regions decided to recommend to the RMK Board that the RMK Funds be reorganized into similar mutual funds managed by Pioneer, as being in the best interest of shareholders of each of the RMK Funds.

     Second, the RMK Board considered that the pro forma net expense ratio of the combined Pioneer Fund is expected to be the same or lower for each class of shares of the combined Pioneer Fund as compared to the corresponding classes of your RMK Fund. The pro forma net expense ratios for the combined Pioneer Fund's Class A and Class Y shares are anticipated to be 0.82% and 0.55%, respectively, after giving effect to Pioneer's contractual expense limitation with respect to Class A and Class Y shares, and the historical net expense ratios for the Class A, Class C and Class I shares of your RMK Fund are 0.93%, 1.68% and 0.68%, respectively. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and further reduced per share expenses.

     Third, the RMK Board considered that Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce fund expenses to 0.82% and 0.55% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. These expense limitations are in effect through June 1, 2012 for Class A shares and through June 1, 2010 for Class Y shares. In addition, Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.93% and 0.68% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the shareholders of your RMK Fund approve the Reorganization, these expense limitations will be in effect for the combined Pioneer Fund for a period of three years from the Closing Date. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Fourth, the reputation, financial strength, resources and capabilities of Pioneer will benefit RMK Fund shareholders. At December 31, 2008, Pioneer managed $49 billion in assets. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management of the group were approximately $206 billion worldwide. Shareholders of your RMK Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. As of December 31, 2008, the Pioneer family of mutual funds offers over 75 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your RMK Fund's shareholders through exchanges. In addition, your RMK Fund may reduce the level of its operational expenses for administrative, compliance and portfolio management services if it becomes part of a large mutual fund complex.

     Fifth, the Class A and Y shares of the Pioneer Fund received in the Reorganization will provide the RMK Fund shareholders with exposure to substantially the same investment product as they have currently.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Code and therefore you will not recognize gain or loss for federal income tax purposes on the exchange of your shares for corresponding shares of the Pioneer Fund. For more information, see "Tax Status of the Reorganization" on page 204 of this Proxy
Statement/Prospectus.

     Pioneer and MAM have agreed to each pay 50% of all proxy and solicitation costs associated with the Funds' participation in the Reorganization.

     The RMK Trustees also considered that Pioneer and MAM will benefit from the Reorganization. See "Will Pioneer and MAM Benefit from the Reorganizations?"

                                 CAPITALIZATION

     The following table sets forth the capitalization of the RMK Fund as of March 16, 2009. The Pioneer Fund is a newly formed fund that will commence operations upon consummation of the proposed Reorganization. Therefore, the Pioneer Fund had no assets or shares outstanding as of March 16, 2009. The table also sets forth the pro forma combined capitalization of the combined Pioneer Fund as if the Reorganization had occurred on March 16, 2009. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the RMK Fund between March 16, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the RMK Fund during that period resulting from income and distributions, and changes in the accrued liabilities of the RMK Fund during the same period.

                                        Regions Morgan Keegan                                   Pioneer Intermediate Tax
                                       Select Intermediate Tax     Pioneer Intermediate Tax         Free Income Fund
                                           Exempt Bond Fund            Free Income Fund                 Pro Forma
                                      -------------------------   --------------------------   --------------------------
Net Assets
 Class A ..........................         $ 17,982,885                      --                      $18,292,776
 Class C ..........................         $    309,891                      --                                (1)
 Class I/Y ........................         $  5,876,216                      --                      $5,876,216
                                            -----------------------------------------------------------------------
Total Net Assets of Funds .........         $ 24,168,992                      N/A                     $24,168,992
Net Asset Value Per Share
 Class A ..........................         $       9.59                      --                      $     9.59
 Class C ..........................         $       9.59                      --                                (1)
 Class I/Y ........................         $       9.58                      --                      $     9.58
Shares Outstanding
 Class A ..........................            1,875,594                      --                       1,907,908
 Class C ..........................               32,317                      --                                (1)
 Class I/Y ........................              613,167                      --                         613,167

----------

(1) The Pioneer Fund will issue Class A shares to the RMK Fund in exchange for Class C shares of the RMK Fund.

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your RMK Fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Fund shares that will actually be received and distributed.

                             ADDITIONAL INFORMATION

     For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the RMK Fund shareholders and information concerning the meeting of your RMK Fund shareholders, the tax status of the Reorganization, a comparison of Delaware statutory trusts and Massachusetts business trusts, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Pioneer Fund values its securities, financial highlights information for each Pioneer Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Proposal 11.

                    RMK BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the RMK Trustees, including the Independent RMK Trustees, approved the Reorganization. In particular, the RMK Trustees have concluded that participation in the Reorganization is in the best interests of the RMK Fund and that the interests of the RMK Fund's existing shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     THE RMK TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR RMK FUND VOTE "FOR" PROPOSAL 9 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

             REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND
                                       AND
                         PIONEER TREASURY RESERVES FUND

                                   PROPOSAL 10
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of this Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled "Terms of Each Agreement and Plan of Reorganization" in the back of this Proxy Statement/Prospectus, after the discussion of the various Proposals.

     If Proposal 10 is approved, Regions Morgan Keegan Select Treasury Money Market Fund (the "RMK Fund") will be reorganized into Pioneer Treasury Reserves Fund (the "Pioneer Fund" and, together with the RMK Fund, the "Funds"), as described above, and the Pioneer Fund will issue Class A shares, as applicable, to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A shares, respectively.

     The RMK Fund and the Pioneer Fund have similar investment objectives, primary investment strategies and related risks. The table below provides a comparison of certain features of the two Funds.

    Comparison of Regions Morgan Keegan Select Treasury Money Market Fund to
                         Pioneer Treasury Reserves Fund

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Treasury
                                                 Money Market Fund                           Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective           The fund's investment objective is current         The fund's investment objective is current
                               income with stability of principal and             income, preservation of capital and liquidity
                               liquidity.                                         through investments in high quality
                                                                                  short-term securities.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments and        The fund invests primarily in U.S. Treasury        The fund is a money market fund. The fund
investment strategies          obligations maturing in 397 days or less and       seeks to maintain a constant net asset value
                               in repurchase agreements collateralized by         of $1.00 per share by investing in
                               U.S. Treasury obligations. Under normal            high-quality, U.S. dollar denominated money
                               circumstances, the fund invests at least 80%       market securities. Normally, the fund invests
                               of the value of its net assets in U.S.             at least 80% of its net assets (plus the
                               Treasury investments. The fund will provide        amount of borrowings, if any, for investment
                               shareholders with at least 60 days' prior          purposes) in U.S. Treasury bills, notes and
                               notice of any changes in this policy. The          bonds, and repurchase agreements with respect
                               fund also may invest in short-term AAA-rated       to these securities. U.S. Treasury securities
                               securities of other investment companies, and      are direct obligations of the U.S.
                               engage in when-issued and delayed-delivery         government.
                               transactions. Consistent with the fund's AAA
                               rating by S&P, the fund will maintain an           The fund will provide written notice to
                               average maturity of 60 days or less. To the        shareholders at least 60 days prior to any
                               extent that fund income is derived from            change to the requirement that it invest at
                               investments in U.S. Treasury securities,           least 80% of its assets as described above.
                               interest earned from the fund may be exempt
                               from state income taxation.                        In addition, the fund may invest up to 20% of
                                                                                  its net assets in obligations issued by
                               The fund will comply with the requirements of      agencies and instrumentalities of the U.S.
                               Rule 2a-7 under the 1940 Act, which sets           government, repurchase agreements with
                               forth portfolio quality and diversification        respect to these securities and other
                               restrictions for money market mutual funds.        eligible money market securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Treasury
                                                 Money Market Fund                           Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  The fund invests exclusively in securities
                                                                                  with a maximum remaining maturity of 397 days
                                                                                  and maintains a dollar-weighted average
                                                                                  portfolio maturity of 90 days or less.

                                                                                  In selecting the fund's portfolio, Pioneer
                                                                                  complies with the rating, maturity and
                                                                                  diversification requirements applicable to
                                                                                  money market funds. Within those limits,
                                                                                  Pioneer's assessment of broad economic
                                                                                  factors that are expected to affect economic
                                                                                  activity and interest rates influence its
                                                                                  securities selection. Pioneer also employs
                                                                                  fundamental research and evaluation of the
                                                                                  issuer based on its financial statements and
                                                                                  operations, to assess an issuer's credit
                                                                                  quality.

                                                                                  The fund may enter into reverse repurchase
                                                                                  agreements pursuant to which the fund
                                                                                  transfers securities to a counterparty in
                                                                                  return for cash, and the fund agrees to
                                                                                  repurchase the securities at a later date and
                                                                                  for a higher price. Reverse repurchase
                                                                                  agreements are treated as borrowings by the
                                                                                  fund, are a form of leverage and may make the
                                                                                  value of an investment in the fund more
                                                                                  volatile and increase the risks of investing
                                                                                  in the fund. This is because leverage
                                                                                  generally magnifies the effect of any
                                                                                  increase or decrease in the value of the
                                                                                  fund's underlying asset or creates investment
                                                                                  risk with respect to a larger pool of assets
                                                                                  than the fund would otherwise have. The fund
                                                                                  also may borrow money from banks or other
                                                                                  lenders for temporary purposes. Entering into
                                                                                  reverse repurchase agreements and other
                                                                                  borrowing transactions may cause the fund to
                                                                                  liquidate positions when it may not be
                                                                                  advantageous to do so to satisfy its
                                                                                  obligations or meet segregation requirements.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Treasury
                                                 Money Market Fund                           Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser and         Investment Adviser:                                Investment Adviser:
portfolio manager
                               MAM                                                Pioneer

                               Portfolio Manager:                                 Portfolio Manager:

                               Day-to-day management of the fund's portfolio      Day-to-day management of the fund's portfolio
                               is the responsibility of George R. McCurdy,        is the responsibility of Seth Roman. Mr.
                               IV, CFA. The portfolio manager is supported        Roman is supported by the fixed income team.
                               by MAM's equity and/or fixed income research       Members of this team manage other Pioneer
                               teams which provide fundamental research and       funds investing primarily in fixed income
                               quantitative analysis used to run MAM's            securities. The portfolio manager and the
                               internal investment models.                        team also may draw upon the research and
                                                                                  investment management expertise of Pioneer's
                               Mr. McCurdy is a Senior Portfolio Manager for      affiliate, Pioneer Investment Management
                               MAM. He has more than seven years experience       Limited. Mr. Roman joined Pioneer as a
                               in investment management and banking. From         portfolio manager in March 2006 and has been
                               2007 to present, Mr. McCurdy has served as         an investment professional for over 10 years.
                               the Portfolio Manager for the fund. From 2005      Prior to joining Pioneer, Mr. Roman was a
                               to 2007, Mr. McCurdy served as the Assistant       fixed income trader for Fidelity Management
                               Portfolio Manager for the fund. From 2003 to       and Research Company.
                               2005, Mr. McCurdy served as an Equity
                               Research Analyst and Portfolio Manager of
                               personal trust accounts for MAM. From 2002 to
                               2003, Mr. McCurdy was an Accounting Manager
                               for SouthTrust Bank, where his primary
                               responsibilities were business unit
                               profitability analysis and reporting. From
                               2000 to 2002, Mr. McCurdy worked as a Finance
                               Officer with State Street Bank, where he
                               focused on Investor Relations support and
                               business unit reporting. Mr. McCurdy received
                               a B.S. in Finance from the University of
                               Alabama in 1997 and an M.B.A. from Auburn
                               University at Montgomery in 1998. He is a
                               holder of the Chartered Financial Analyst
                               designation.
------------------------------------------------------------------------------------------------------------------------------------
Business                       A diversified series of the RMK Trust, an          A diversified series of Pioneer Series Trust
                               open-end management investment company             IV, an open-end management investment company
                               organized as a Massachusetts business trust.       organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets (as of March 16,    $753,074,416                                       $168,930,312
2009)
------------------------------------------------------------------------------------------------------------------------------------

                      Classes of Shares, Fees and Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                     Regions Morgan Keegan Select Treasury
                                                 Money Market Fund                           Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges and      Class A shares are sold at net asset value         Class A shares are sold with no initial sales
fees                           with no initial sales charge; however, if you      charge, but you may pay a sales charge if you
                               subsequently exchange those shares for Class       exchange your shares for Class A shares of
                               A shares of another fund which imposes an          another Pioneer mutual fund.
                               initial sales charge, an initial sales charge
                               will be imposed on the Class A shares              Class A shares are subject to distribution
                               received in the exchange.                          and service (12b-1) fees of up to 0.15% of
                                                                                  average daily net assets. These fees are paid
                               Class A shares pay a shareholder servicing         out of the fund's assets on an ongoing basis.
                               fee (non-12b-1) of up to 0.25% of average          Over time these fees will increase the cost
                               daily net assets.                                  of investments and may cost more than other
                                                                                  types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Management fees                The fund pays MAM an annual advisory fee           The fund pays Pioneer a fee for managing the
                               equal to 0.20% of the fund's average daily         fund and to cover the cost of providing
                               net assets.                                        certain services to the fund.

                                                                                  Pioneer's annual fee is equal to 0.40% of the
                                                                                  fund's average daily net assets up to $1
                                                                                  billion and 0.35% on assets over $1 billion.
                                                                                  The fee is accrued daily and paid monthly.
------------------------------------------------------------------------------------------------------------------------------------
Fee waiver and expense         Effective November 20, 2008, MAM has agreed        Pioneer has contractually agreed to limit
limitations                    to waive fees and reimburse expenses to the        ordinary operating expenses to the extent
                               extent necessary to prevent a negative yield       required to reduce fund expenses to 0.65% of
                               for each class of shares of the fund. This         the average daily net assets attributable to
                               undertaking is voluntary and may be modified       Class A shares. Assuming the Reorganization
                               or discontinued by MAM at any time.                is approved, this expense limitation will be
                                                                                  in effect for a period of two years after the
                                                                                  closing of the Reorganization. There can be
                                                                                  no assurance that Pioneer will extend the
                                                                                  expense limitation beyond such time.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  In addition, Pioneer may limit the fund's
                                                                                  expenses for any class of shares or waive a
                                                                                  portion of its management fee to maintain a
                                                                                  net asset value of $1.00. From time to time,
                                                                                  Pioneer and its affiliates may limit the
                                                                                  expenses of one or more classes for the
                                                                                  purpose of avoiding a negative yield or
                                                                                  increasing the fund's yield during the period
                                                                                  of the limitation. These expense limitation
                                                                                  policies are voluntary and temporary and may
                                                                                  be revised or terminated by Pioneer at any
                                                                                  time without notice.
------------------------------------------------------------------------------------------------------------------------------------
                               For a comparison of the gross and net expenses of both funds, please see the class fee tables in the "The Funds' Fees and Expenses" section starting on page
                               187.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because the RMK Fund and the Pioneer Fund have similar investment objectives and primary investment strategies, they are subject to similar principal risks. Although each Fund seeks to preserve a $1.00 net asset value per share, you could lose money on your investment in each Fund, or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of the Fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer term maturities)

     o When interest rates are very low, the Fund's expenses would absorb all or a significant portion of the Fund's income

     o The manager's judgment about the credit quality, attractiveness or relative value of a particular security provide to be incorrect

     o A counterparty in a repurchase agreement fails to honor the terms of its agreement

     To the extent each Fund in securities of government sponsored entities, the Fund will be subject to risks unique to such entities. Government sponsored entities, such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs"), the Private Export Funding Corporation ("PEFCO"), the Federal Farm Credit Banks ("FFCB") and the Tennessee Valley Authority ("TVA"), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The U.S. government recently provided financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored enterprises in the future.

     Each Fund is subject to credit risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Investment grade securities are considered less risky than debt securities whose ratings are below investment grade; however, ratings are no guarantee of quality. Prices of debt securities typically decline if the issuer's credit quality deteriorates. Lower grade debt securities may experience high default rates. Money market funds attempt to minimize these risks by investing in securities with high credit quality.

     Each Fund is subject to income risk. It is possible that a Fund's income will decline over time because of a decrease in interest rates or other factors. Income risk is generally lower for longer-term debt instruments and higher for shorter-term debt instruments. Because interest rates vary, it is impossible to predict the income or yield of a Fund for any particular period.

The Funds' Past Performance

     Set forth below is performance information for each Fund. The bar charts show the year-by-year performance of the Funds' Class A shares for the past 10 calendar years. The tables show average annual total return for each Fund over time for each class of shares. The table relating to the Pioneer Fund compares the Fund's average annual total return against the 90-day U.S. Treasury Bill. The bar charts provide an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

     Historically, the RMK Fund has maintained a constant $1.00 net asset value per share. The RMK Fund's shares are not sold subject to a sales (load) charge; therefore, the total returns displayed below are based upon net asset value.

     The Pioneer Fund acquired the assets and liabilities of AmSouth Treasury Reserve Money Market Fund (the predecessor fund) on September 23, 2005. As a result of the reorganization, the Pioneer Fund is the accounting successor of the predecessor fund. The predecessor fund offered classes of shares similar to the Pioneer Fund's Class A. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Pioneer Fund. The performance of Class A shares of the Pioneer Fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses).

  Regions Morgan Keegan Select Treasury Money Market Fund's Annual Returns --
                                 Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                     4.28
'00                     5.60
'01                     3.62
'02                     1.04
'03                     0.43
'04                     0.63
'05                     2.41
'06                     4.21
'07                     4.07
'08                     1.25

The highest quarterly return was 1.47% for the quarter ended December 31, 2000

The lowest quarterly return was 0.08% for the quarter ended March 31, 2004

        Pioneer Treasury Reserves Fund's Annual Returns -- Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                     4.38
'00                     5.54
'01                     3.43
'02                     0.96
'03                     0.29
'04                     0.61
'05                     2.37
'06                     4.19
'07                     4.12
'08                     1.62

The highest quarterly return was 1.43% for the quarter ended December 31, 2000

The lowest quarterly return was 0.04% for the quarter ended September 30, 2003

 Regions Morgan Keegan Select Treasury Money Market Fund's Average Annual Total
                                     Returns
                    (for periods ended December 31, 2008)(1)

----------------------------------------------------------------------------------
                                                              Since      Inception
                           1 Year    5 Years    10 Years    Inception      Date
----------------------------------------------------------------------------------
Class A(2)                                                               04/14/92
----------------------------------------------------------------------------------
 -- Return Before Taxes     1.25%     2.50%       2.74%       3.34%
----------------------------------------------------------------------------------

----------

(1) The RMK Fund's 7-day yield for the period December 25, 2008 through December 31, 2008 for the Class A shares was 0.004%. Please contact the Fund at 1-877-757-7424 to obtain the Fund's current 7-day yield.

(2) Effective June 4, 2004, all Class B shares of the RMK Fund converted to Class A shares. Historical total return information for the RMK Fund for any period or portion thereof prior to the commencement of investment operations of Class A shares on May 20, 1998 is that of Class B shares and reflects all charges, expenses and fees incurred by Class B shares, which were generally higher than the expenses of Class A shares, during such periods.

       Pioneer Treasury Reserves Fund's Average Annual Total Returns(1)(2)
                      (for periods ended December 31, 2008)

-----------------------------------------------------------------------------------------------------------------
                                                                                           Since      Inception
                                                        1 Year    5 Years    10 Years    Inception       Date
-----------------------------------------------------------------------------------------------------------------
Class A                                                                                               03/29/94(3)
-----------------------------------------------------------------------------------------------------------------
 -- Return Before Taxes                                  1.62%     2.57%       2.74%       3.39%
-----------------------------------------------------------------------------------------------------------------
90-day U.S. Treasury Bill (reflects no deduction for     1.40%     2.97%       3.16%       3.79%
 fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------

----------

(1) The table reflects sales charges applicable to the class, assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions.

(2) The Pioneer Fund's 7-day yield for the period December 24, 2008 through December 31, 2008 for the Class A shares was 0.05%. Please contact Pioneer at 1-800-225-6296 to obtain the Fund's current 7-day yield.

(3)  Inception date of the predecessor fund's Class A shares.

     The most recent portfolio managers' discussion of the Funds is attached as Exhibit B.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the RMK Fund, the expenses of the RMK Fund for the period ended November 30, 2008, and (ii) for the Pioneer Fund, the expenses of the Pioneer Fund for the period ended July 31, 2008. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Pioneer Fund after giving effect to the Reorganization based on pro forma net assets as of November 30, 2008.

                                                              Regions
                                                               Morgan
                                                           Keegan Select
                                                              Treasury
                                                            Money Market        Pioneer           Combined
                                                                Fund           Treasury           Pioneer
                                                           (period ended     Reserves Fund        Treasury
                                                            November 30,     (period ended     Reserves Fund
                                                               2008)        July 31, 2008)      (Pro Forma)
                                                           -------------    --------------     -------------
Shareholder transaction fees
 (paid directly from your investment)                        Class A          Class A            Class A
Maximum sales charge (load) when you buy shares as a
 percentage of offering price .........................         None             None               None
Maximum deferred sales charge (load) as a percentage of
 offering price or the amount you receive when you sell
 shares, whichever is less ............................         None             None               None
Annual Fund operating expenses (deducted from fund
 assets) as a % of average daily net assets
Management Fee ........................................         0.20%            0.40%              0.40%
Distribution and Service (12b-1) Fee ..................         0.25%            0.15%              0.15%
Other Expenses ........................................         0.20%            0.30%              0.10%
Acquired Fund Fees and Expenses .......................         0.01%            0.00%              0.00%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ..................         0.66%            0.85%              0.65%
---------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ..............         0.00%(1)         0.00%(2)           0.00%(2)(3)
Net Expenses ..........................................         0.66%            0.85%              0.65%
---------------------------------------------------------------------------------------------------------------

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's total operating expenses remain the same, and (e) with respect to the Pioneer Fund, Pioneer's contractual expense limitation is in effect for year one. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                       Regions Morgan Keegan                          Combined Pioneer Treasury
                                          Select Treasury        Pioneer Treasury           Reserves Fund
                                         Money Market Fund         Reserves Fund             (Pro Forma)
Number of years you own your shares   -----------------------   ------------------   --------------------------
Class A -- with or without redemption
 Year 1 .............................          $  67                  $   87                    $  66
 Year 3 .............................          $ 211                  $  271                    $ 208
 Year 5 .............................          $ 368                  $  471                    $ 362
 Year 10 ............................          $ 822                  $1,049                    $ 810

----------

(1) Effective November 20, 2008, MAM has agreed to waive fees and reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the RMK Fund. This undertaking is voluntary and may be modified or discontinued by MAM at any time.

(2) Pioneer may limit the fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing the Pioneer Fund's yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

(3) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.65% of the average daily net assets attributable to Class A shares. Assuming the Reorganization is approved, this expense limitation will be in effect for a period of two years after the close of the Reorganization. There can be no assurance that Pioneer will extend the expense limitation beyond such time.

Reasons for the Proposed Reorganization

     The RMK Trustees believe that the proposed Reorganization is in the best interests of the RMK Fund and its shareholders. The RMK Trustees considered the following matters, among others, in approving this Proposal 10.

     First, MAM, the investment adviser to the RMK Fund, informed the RMK Board that engaging in the business of investment adviser to the RMK Funds is not a core business that MAM intends to continue and that Regions would be conducting a search for a buyer for MAM's mutual fund management business. After requests for proposals were solicited, received and reviewed, MAM and Regions decided to recommend to the RMK Board that the RMK Funds be reorganized into similar mutual funds managed by Pioneer, as being in the best interest of shareholders of each of the RMK Funds.

     Second, the RMK Board considered that Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce fund expenses to 0.65% of the average daily net assets attributable to Class A shares. Assuming the shareholders of your RMK Fund approve the Reorganization, this expense limitation will be in effect for the combined Pioneer Fund for a period of two years from the Closing Date. There can be no assurance that Pioneer will extend the expense limitation beyond such time. In addition, Pioneer may limit the combined Pioneer Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Assuming the shareholders of your RMK Fund approve the Reorganization, this expense limitation will also be in effect for the combined Pioneer Fund. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

     Third, the reputation, financial strength, resources and capabilities of Pioneer will benefit RMK Fund shareholders. At December 31, 2008, Pioneer managed $49 billion in assets. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management of the group were approximately $206 billion worldwide. Shareholders of your RMK Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. As of December 31, 2008, the Pioneer family of mutual funds offers over 75 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your RMK Fund's shareholders through exchanges. In addition, your RMK Fund may reduce the level of its operational expenses for administrative, compliance and portfolio management services if it becomes part of a large mutual fund complex.

     Fourth, the larger size of the combined Pioneer Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks and provide benefits to the shareholders of the Fund from the long-term economies of scale that may result from consummation of the Reorganization.

     Fifth, the Class A shares of the Pioneer Fund received in the Reorganization will provide the RMK Fund shareholders with exposure to substantially the same investment product as they have currently.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Code and therefore you will not recognize gain or loss for federal income tax purposes on the exchange of your shares for corresponding shares of the Pioneer Fund. However, in order to maintain its qualification for taxation as a regulated investment company, the RMK Fund will declare and pay a distribution of its realized net capital gains for the taxable year ending on the Closing Date, together with any undistributed investment company taxable income and net tax-exempt income for such taxable year, to its shareholders shortly before the Reorganization. Such distributions may affect the amount, timing or character of taxable income that the RMK Fund's shareholders realize in respect of their RMK Fund shares. For more information, see "Tax Status of the Reorganization" on page 204 of this Proxy Statement/Prospectus. Although the Reorganization will result in a per share increase in net unrealized capital gains and decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and MAM have agreed to each pay 50% of all proxy and solicitation costs associated with the Funds' participation in the Reorganization.

     The RMK Trustees also considered that Pioneer and MAM will benefit from the Reorganization. See "Will Pioneer and MAM Benefit from the Reorganizations?"

                                 CAPITALIZATION

     The following table sets forth the capitalization of the RMK Fund and the Pioneer Fund as of March 16, 2009 and the pro forma combined capitalization of the combined Pioneer Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between March 16, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

                                      Regions Morgan Keegan                            Pioneer Treasury
                                         Select Treasury        Pioneer Treasury        Reserves Fund
                                        Money Market Fund         Reserves Fund           Pro Forma
                                     -----------------------   ------------------   ---------------------
Net Assets
Class A ..........................       $  751,378,534          $  129,719,896        $  881,098,430
Class I/Y ........................       $    1,695,882          $   39,210,416        $   40,906,298(1)
                                         ---------------------------------------------------------------
Total Net Assets of Fund .........       $  753,074,416          $  168,930,312        $  922,004,728
Net Asset Value Per Share
Class A ..........................       $         1.00          $         1.00        $         1.00
Class I/Y ........................       $         1.00          $         1.00        $         1.00
Shares Outstanding
Class A ..........................          751,252,454             129,664,895           880,917,349
Class I/Y ........................            1,695,389              39,111,059            40,806,448(1)

----------

(1) Prior to the close of business on March 19, 2009, all Class I shares of the RMK Fund were redeemed by the RMK Fund.

It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your RMK Fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Fund shares that will actually be received and distributed.

                             ADDITIONAL INFORMATION

     For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the RMK Fund shareholders and information concerning the meeting of your RMK Fund shareholders, the tax status of the Reorganization, a comparison of Delaware statutory trusts and Massachusetts business trusts, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Pioneer Fund values its securities, financial highlights information for each Pioneer Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Proposal 11.

                    RMK BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the RMK Trustees, including the Independent RMK Trustees, approved the Reorganization. In particular, the RMK Trustees have concluded that participation in the Reorganization is in the best interests of the RMK Fund and that the interests of the RMK Fund's existing shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     THE RMK TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR RMK FUND VOTE "FOR" PROPOSAL 10 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                 Regions Morgan Keegan Select Money Market Fund
                                       and
                           Pioneer Cash Reserves Fund

                                   PROPOSAL 11
                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of this Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled "Terms of Each Agreement and Plan of Reorganization" in the back of this Proxy Statement/Prospectus, after the discussion of the various Proposals.

     If Proposal 11 is approved, Regions Morgan Keegan Select Money Market Fund (the "RMK Fund") will be reorganized into Pioneer Cash Reserves Fund (the "Pioneer Fund" and, together with the RMK Fund, the "Funds"), as described above, and the Pioneer Fund will issue Class A and Class Y shares, as applicable, to the RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A and Class I shares, respectively.

     The RMK Fund and the Pioneer Fund have similar investment objectives, primary investment strategies and related risks. The table below provides a comparison of certain features of the two Funds.

     Each Fund has been accepted as a participant in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") and was required to make a payment to the U.S. Treasury Department in connection therewith. For the RMK Fund, this expense has been borne by MAM. For the Pioneer Fund, this expense has been borne by the Pioneer Fund. The Program has been extended by the U.S. Treasury Department through September 18, 2009. Participation in the extension of the Program will require additional payment to the Treasury. Assuming the Pioneer Fund elects to participate in the extended Program, the further extension of the Program will increase the combined Pioneer Fund's net expense ratios such that they will be higher than those of the corresponding RMK Fund. Please see footnote 1 to the Fee Table under the heading "The Funds' Fees and Expenses."

  Comparison of Regions Morgan Keegan Select Money Market Fund to Pioneer Cash
                                  Reserves Fund

------------------------------------------------------------------------------------------------------------------------------------
                                            Regions Morgan Keegan
                                           Select Money Market Fund                          Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective           The fund's investment objective is maximum         The fund's investment objective is high
                               current income with preservation of capital        current income, preservation of capital and
                               and liquidity.                                     liquidity through investment in high-quality
                                                                                  short-term securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Regions Morgan Keegan
                                           Select Money Market Fund                          Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Primary investments and        The fund invests in a variety of U.S. dollar-      The fund is a money market fund. The fund
investment strategies          denominated high-quality money market              seeks to maintain a constant net asset value
                               instruments, including U.S. government             of $1.00 per share by investing in
                               securities, taxable municipal debt,                high-quality, U.S. dollar denominated money
                               commercial paper and other corporate debt          market securities of U.S. and non-U.S.
                               obligations, certificates of deposit,              issuers, including those issued by:
                               repurchase agreements, bankers' acceptances
                               and other dollar- denominated bank                 o    U.S. and non-U.S. banks
                               obligations, including obligations issued by
                               U.S. banks, their foreign branches and/or          o    U.S. and non-U.S. corporate or private
                               foreign banks. At the time of purchase, all             issuers
                               of the fund's investments (other than U.S.
                               government securities and related repurchase       o    The U.S. government and its agencies and
                               agreements) will be rated in the highest                instrumentalities
                               short-term rating category by a NRSRO (for
                               example, A-1 or A-1+ by S&P) or, if unrated,       o    Non-U.S. governments
                               deemed by the MAM to be of comparable
                               quality. In addition, all fund investments         o    Multinational organizations such as the
                               will be deemed to have a maturity of 397 days           World Bank
                               or less, and the fund's average maturity will
                               not exceed 90 days. While the fund typically       The fund may invest more than 25% of its
                               holds securities until maturity, decisions to      total assets in U.S. government securities
                               sell portfolio holdings are generally the          and obligations of U.S. banks. The fund may
                               result of a change in financial condition of       invest in any money market instrument that is
                               the issuer of a security, for liquidity            a permissible investment for a money market
                               purposes, or to rebalance the portfolio.           fund under the rules of the Securities and
                                                                                  Exchange Commission, including commercial
                                                                                  paper, certificates of deposit, time
                               The fund will comply with the requirements of      deposits, bankers' acceptances,
                               Rule 2a-7 under the 1940 Act, which sets           mortgage-backed and asset-backed securities,
                               forth portfolio quality and diversification        repurchase agreements, municipal obligations
                               restrictions for money market mutual funds.        and other short-term debt securities. These
                                                                                  investments may include instruments
                                                                                  specifically structured so that they are
                                                                                  eligible for purchase by money market funds,
                                                                                  including securities that have demand, tender
                                                                                  or put features, or interest rate reset
                                                                                  features. Structured instruments are a type
                                                                                  of derivative instrument. The fund's
                                                                                  investments also may include U.S. dollar
                                                                                  denominated securities issued by non- U.S.
                                                                                  governments and multinational issuers, such
                                                                                  as the World Bank.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Regions Morgan Keegan
                                           Select Money Market Fund                          Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  The fund invests in U.S. government
                                                                                  obligations and money market securities rated
                                                                                  in one of the two highest rating categories
                                                                                  for short-term debt by a nationally
                                                                                  recognized statistical rating organization
                                                                                  or, if unrated, determined to be of
                                                                                  equivalent credit quality by Pioneer. If
                                                                                  rating organizations differ in the rating
                                                                                  assigned to a security, the fund will only
                                                                                  treat the security as having the higher
                                                                                  rating if at least two rating organizations
                                                                                  assigned that rating. If a rating
                                                                                  organization downgrades the quality rating
                                                                                  assigned to one or more of the fund's
                                                                                  portfolio securities, Pioneer will promptly
                                                                                  reassess whether the downgraded security
                                                                                  presents minimal credit risk to the fund.

                                                                                  The fund invests exclusively in securities
                                                                                  with a maximum remaining maturity of 397 days
                                                                                  and maintains a dollar-weighted average
                                                                                  portfolio maturity of 90 days or less. The
                                                                                  fund's investments may have fixed, floating
                                                                                  or variable interest rates.

                                                                                  In selecting the fund's portfolio, Pioneer
                                                                                  complies with the rating, maturity and
                                                                                  diversification requirements applicable to
                                                                                  money market funds. Within those limits,
                                                                                  Pioneer's assessment of broad economic
                                                                                  factors that are expected to affect economic
                                                                                  activity and interest rates influence its
                                                                                  securities selection. Pioneer also employs
                                                                                  due diligence and fundamental research, an
                                                                                  evaluation of the issuer based on its
                                                                                  financial statements and operations, to
                                                                                  assess an issuer's credit quality.

                                                                                  Money market securities include:

                                                                                  o    Securities issued or guaranteed by the
                                                                                       U.S. government, its agencies or
                                                                                       instrumentalities

                                                                                  o    Corporate debt securities, including
                                                                                       commercial paper

                                                                                  o    Obligations of U.S. and non-U.S. banks

                                                                                  o    Repurchase agreements

                                                                                  o    Mortgage and asset-backed securities

                                                                                  o    Securities issued by non-U.S.
                                                                                       governments and non-U.S. corporate
                                                                                       issuers

                                                                                  o    Municipal obligations
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Regions Morgan Keegan
                                           Select Money Market Fund                          Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                    The fund may not trade in futures. The fund        No stated strategy.
                               may trade in options in order to hedge the
                               fund's portfolio against market shifts as
                               well as to increase returns.
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser and         Investment Adviser:                                Investment Adviser:
portfolio manager
                               MAM                                                Pioneer

                               Portfolio Manager:                                 Portfolio Manager:

                               Day-to-day management of the fund's portfolio      Day-to-day management of the fund's portfolio
                               is the responsibility of George R. McCurdy,        is the responsibility of Seth Roman. Mr.
                               IV, CFA. The portfolio manager is supported        Roman is supported by the fixed income team.
                               by MAM's equity and/or fixed income research       Members of this team manage other Pioneer
                               teams which provide fundamental research and       funds investing primarily in fixed income
                               quantitative analysis used to run MAM's            securities. The portfolio manager and the
                               internal investment models.                        team also may draw upon the research and
                                                                                  investment management expertise of Pioneer's
                               Mr. McCurdy is a Senior Portfolio Manager for      affiliate, Pioneer Investment Management
                               MAM. He has more than seven years experience       Limited. Mr. Roman joined Pioneer as a
                               in investment management and banking. From         portfolio manager in March 2006 and has been
                               2007 to present, Mr. McCurdy has served as         an investment professional for over 10 years.
                               the Portfolio Manager for the fund. From 2005      Prior to joining Pioneer, Mr. Roman was a
                               to 2007, Mr. McCurdy served as the Assistant       fixed income trader for Fidelity Management
                               Portfolio Manager for the fund. From 2003 to       and Research Company.
                               2005, Mr. McCurdy served as an Equity
                               Research Analyst and Portfolio Manager of
                               personal trust accounts for MAM. From 2002 to
                               2003, Mr. McCurdy was an Accounting Manager
                               for SouthTrust Bank, where his primary
                               responsibilities were business unit
                               profitability analysis and reporting. From
                               2000 to 2002, Mr. McCurdy worked as a Finance
                               Officer with State Street Bank, where he
                               focused on Investor Relations support and
                               business unit reporting. Mr. McCurdy received
                               a B.S. in Finance from the University of
                               Alabama in 1997 and an M.B.A. from Auburn
                               University at Montgomery in 1998. He is a
                               holder of the Chartered Financial Analyst
                               designation.
------------------------------------------------------------------------------------------------------------------------------------
Business                       A diversified series of the RMK Trust, an          A diversified series of Pioneer Money Market
                               open-end management investment company             Trust, an open-end management investment
                               organized as a Massachusetts business trust.       company organized as a Delaware statutory
                                                                                  trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets (as of March 16,    $83,704,722                                        $1,020,484,184
2009)
------------------------------------------------------------------------------------------------------------------------------------

                      Classes of Shares, Fees and Expenses

------------------------------------------------------------------------------------------------------------------------------------
                                            Regions Morgan Keegan
                                           Select Money Market Fund                          Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges and      Class A shares are sold at net asset value         Class A shares are sold with no initial sales
fees                           with no initial sales charge; however, if you      charge, but you may pay a sales charge if you
                               subsequently exchange those shares for Class       exchange your shares for Class A shares of
                               A shares of another fund which imposes an          another Pioneer mutual fund.
                               initial sales charge, an initial sales charge
                               will be imposed on the Class A shares              Class A shares are subject to distribution
                               received in the exchange.                          and service (12b-1) fees of up to 0.15% of
                                                                                  average daily net assets. These fees are paid
                               Class A shares pay a shareholder servicing         out of the fund's assets on an ongoing basis.
                               fee (non-12b-1) of up to 0.25% of average          Over time these fees will increase the cost
                               daily net assets.                                  of investments and may cost more than other
                                                                                  types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales      Class I shares are offered without an initial      Class Y shares are offered without an initial
charges and fees               sales charge. Class I shares are not subject       sales charge. Class Y shares are not subject
                               to a contingent deferred sales charge. Class       to a contingent deferred sales charge. Class
                               I shares are not subject to distribution and       Y shares are not subject to distribution and
                               service (12b-1) fees.                              service (12b-1) fees.
------------------------------------------------------------------------------------------------------------------------------------
Management fees                The fund pays MAM an annual advisory fee           The fund pays Pioneer a fee for managing the
                               equal to 0.25% of the fund's average daily         fund and to cover the cost of providing
                               net assets.                                        certain services to the fund. Pioneer's
                                                                                  annual fee is equal to 0.40% of the fund's
                                                                                  average daily net assets up to $1 billion and
                                                                                  0.35% on assets over $1 billion. The fee is
                                                                                  accrued daily and paid monthly.
------------------------------------------------------------------------------------------------------------------------------------
Fee waiver and expense         Effective January 27, 2009, MAM has agreed to      Pioneer has contractually agreed to limit
limitations                    waive fees and reimburse expenses to the           ordinary operating expenses to the extent
                               extent necessary to prevent a negative yield       required to reduce fund expenses to 0.70% and
                               for each class of shares of the fund. This         0.45% of the average daily net assets
                               undertaking is voluntary and may be modified       attributable to Class A shares and Class Y
                               or discontinued by MAM at any time.                shares, respectively. Assuming the
                                                                                  Reorganization is approved, these expense
                                                                                  limitations will be in effect for a period of
                                                                                  two years after the closing of the
                                                                                  Reorganization. There can be no assurance
                                                                                  that Pioneer will extend the expense
                                                                                  limitations beyond such time.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Regions Morgan Keegan
                                           Select Money Market Fund                          Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  In addition, Pioneer has agreed to limit the
                                                                                  fund's expenses for any class of shares or
                                                                                  waive a portion of its management fee to
                                                                                  maintain a net asset value of $1.00. From
                                                                                  time to time, Pioneer and its affiliates may
                                                                                  limit the expenses of one or more classes for
                                                                                  the purpose of avoiding a negative yield or
                                                                                  increasing the fund's yield during the period
                                                                                  of the limitation. These expense limitation
                                                                                  policies are voluntary and temporary and may
                                                                                  be revised or terminated by Pioneer at any
                                                                                  time without notice.
------------------------------------------------------------------------------------------------------------------------------------
                               For a comparison of the gross and net expenses of both funds, please see the class fee tables in the "The Funds' Fees and Expenses" section starting on page
                               198.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because the RMK Fund and the Pioneer Fund have similar investment objectives and primary investment strategies, they are subject to similar principal risks. Although each Fund seeks to preserve a $1.00 net asset value per share, you could lose money on your investment in each Fund, or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of the Fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer term maturities)

     o The issuer of a security owned by the fund fails to pay principal and/or interest or otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded or the quality or value of any underlying assets declines. This is known as credit risk

     o The manager's judgment about the credit quality, attractiveness or relative value of a particular security provide to be incorrect

     Each Fund is subject to credit risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Investment grade securities are considered less risky than debt securities whose ratings are below investment grade; however, ratings are no guarantee of quality. Prices of debt securities typically decline if the issuer's credit quality deteriorates. Lower grade debt securities may experience high default rates. Money market funds attempt to minimize these risks by investing in securities with high credit quality.

     Each Fund is subject to income risk. It is possible that a Fund's income will decline over time because of a decrease in interest rates or other factors. Income risk is generally lower for longer-term debt instruments and higher for shorter-term debt instruments. Because interest rates vary, it is impossible to predict the income or yield of a Fund for any particular period.

     To the extent either Fund emphasizes, from time to time, investments in a particular market segment, the Fund will be subject to a greater degree to the risks of the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and, with respect to the Pioneer Fund only, real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

     Because each Fund may invest in securities of non-U.S. issuers, it may be subject to the risks below associated with investing in non-U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Fund's investment adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Economic, political and social developments may adversely affect the securities markets

     The RMK Fund may use options. Derivatives involve special risks and costs and may result in losses to the Fund. Derivatives, such as options, may be subject to market risk, interest rate risk and credit risk. The RMK Fund's use of options involves risk and may increase the volatility of the Fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund.

The Funds' Past Performance

     Set forth below is performance information for each Fund. The bar charts show the year-by-year performance of the Funds' Class A shares for the past 10 calendar years or since inception, as applicable. Class I shares of the RMK Fund and Class Y shares of the Pioneer Fund will have different performance because they have different expenses. The tables show average annual total return for each Fund over time for each class of shares. The table relating to the Pioneer Fund compares the Fund's average annual total return against the 90-day U.S. Treasury Bill. The bar charts provide an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

     The RMK Fund began operations on February 18, 2005 as the successor to a substantially similar investment company. On that date, the fund merged with LEADER Money Market Fund, a series of LEADER Mutual Funds, and assumed that portfolio's operating history and performance record. The performance included in the bar chart and table below relating to the RMK Fund for the periods prior to February 18, 2005 is that of the RMK Fund's predecessor, the inception date of which was October 4, 2000 (Class A shares). Historically, the RMK Fund has maintained a constant $1.00 net asset value per share. The RMK Fund's shares are not sold subject to a sales (load) charge; therefore, the total returns displayed below are based upon net asset value.

   Regions Morgan Keegan Select Money Market Fund's Annual Returns -- Class A
                                     Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'01                     3.29
'02                     0.87
'03                     0.27
'04                     0.44
'05                     2.28
'06                     4.13
'07                     4.52
'08                     1.97

The highest quarterly return was 1.21% for the quarter ended March 31, 2001

The lowest quarterly return was 0.03% for the quarter ended March 31, 2004

          Pioneer Cash Reserves Fund's Annual Returns -- Class A Shares
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'99                     4.23
'00                     5.53
'01                     3.32
'02                     1.15
'03                     0.26
'04                     0.45
'05                     2.37
'06                     4.38
'07                     4.72
'08                     2.46

The highest quarterly return was 1.45% for the quarter ended December 31, 2000

The lowest quarterly return was 0.01% for the quarter ended December 31, 2003

  Regions Morgan Keegan Select Money Market Fund's Average Annual Total Returns
                    (for periods ended December 31, 2008)(1)

-----------------------------------------------------------------------------------------
                                                                     Since      Inception
                                  1 Year    5 Years    10 Years    Inception     Date(2)
-----------------------------------------------------------------------------------------
Class A -- Return Before Taxes     1.97%     2.66%       N/A         2.31%      10/04/00
-----------------------------------------------------------------------------------------
Class I -- Return Before Taxes     2.23%     3.00%       N/A         3.08%      07/07/99
-----------------------------------------------------------------------------------------

----------

(1) The RMK Fund's 7-day yield for the period December 25, 2008 through December 31, 2008 was: Class A: 0.576%; Class I: 0.828%. Please contact the Fund at 1-877-757-7424 to obtain the Fund's current 7-day yield.

(2) Dates that the RMK Fund's Class A shares (including the predecessor fund's Class A shares) and Class I shares (including the predecessor fund's Class I shares) commenced investment operations.

        Pioneer Cash Reserves Fund's Average Annual Total Returns(1) (2)
                      (for periods ended December 31, 2008)

-----------------------------------------------------------------------------------------------------------------
                                                                                           Since      Inception
                                                        1 Year    5 Years    10 Years    Inception       Date
-----------------------------------------------------------------------------------------------------------------
Class A -- Return Before Taxes                           2.46%     2.86%       2.87%       4.15%      06/22/87
-----------------------------------------------------------------------------------------------------------------
Class Y -- Return Before Taxes                           2.70%     3.02%       2.95%       4.19%      06/22/87(3)
-----------------------------------------------------------------------------------------------------------------
90-day U.S. Treasury Bill (reflects no deduction for     1.40%     2.97%       3.16%       4.41%
 fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------------------

----------

(1) The table reflects sales charges applicable to the class, assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions.

(2) The Pioneer Fund's 7-day yield for the period December 24, 2008 through December 31, 2008 was: Class A: 1.20%; Class Y: 1.45%. Please contact Pioneer at 1-800-225-6296 to obtain the Fund's current 7-day yield.

(3) Inception date of the Pioneer Fund's Class I shares. Class Y shares commenced operations on September 23, 2005.

(4)  Since the inception of Class A shares.

     The most recent portfolio managers' discussion of the Funds is attached as Exhibit B.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the RMK Fund, the expenses of the RMK Fund for the period ended November 30, 2008, and (ii) for the Pioneer Fund, the expenses of the Pioneer Fund for the period ended December 31, 2008. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Pioneer Fund after giving effect to the Reorganization based on pro forma net assets as of December 31, 2008.

                                                           Regions
                                                            Morgan
                                                        Keegan Select
                                                         Money Market    Pioneer Cash
                                                             Fund       Reserves Fund       Combined
                                                        (period ended   (period ended     Pioneer Cash
                                                         November 30,    December 31,    Reserves Fund
                                                            2008)           2008)         (Pro Forma)
                                                        -------------   -------------    -------------
Shareholder transaction fees
 (paid directly from your investment)                      Class A         Class A          Class A
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................        None            None             None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .....        None            None             None
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee .......................................        0.25%           0.40%            0.40%
Distribution and Service (12b-1) Fee .................        0.15%           0.15%            0.15%
Other Expenses .......................................        0.30%           0.18%(1)         0.14%(1)
Acquired Fund Fees and Expenses ......................        0.01%           0.00%            0.00%
----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .................        0.71%           0.73%            0.69%
----------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .............        0.00%(2)        0.00%(3)         0.00%(3)(4)
Net Expenses .........................................        0.71%           0.73%            0.69%
----------------------------------------------------------------------------------------------------------

                                                           Regions
                                                            Morgan
                                                        Keegan Select
                                                         Money Market    Pioneer Cash
                                                             Fund       Reserves Fund          Combined
                                                        (period ended   (period ended        Pioneer Cash
                                                         November 30,    December 31,        Reserves Fund
                                                            2008)           2008)             (Pro Forma)
                                                        -------------   -------------        -------------
Shareholder transaction fees
 (paid directly from your investment)                      Class I         Class Y            Class Y
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................        None            None               None
Maximum deferred sales charge (load) as a
 percentage of offering price or the amount you
 receive when you sell shares, whichever is less .....        None            None               None
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee .......................................        0.25%           0.40%              0.40%
Distribution and Service (12b-1) Fee .................        0.00%           0.00%              0.00%
Other Expenses .......................................        0.20%           0.12%(1)           0.08%(1)
Acquired Fund Fees and Expenses ......................        0.01%           0.00%              0.00%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses .................        0.46%           0.52%              0.48%
-------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .............        0.00%(2)        0.00%(3)          (0.03)%(3)(4)
Net Expenses .........................................        0.46%           0.52%              0.45%
-------------------------------------------------------------------------------------------------------------

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's total operating expenses remain the same, and (e) with respect to the Pioneer Fund, Pioneer's contractual expense limitation is in effect for year one. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                         Regions Morgan Keegan                        Combined Pioneer
Number of years                               Select Money          Pioneer Cash     Cash Reserves Fund
you own your shares                           Market Fund          Reserves Fund        (Pro Forma)
-------------------------------------   -----------------------   ---------------   -------------------
Class A -- with or without redemption
 Year 1 .............................            $  73                 $  75               $  70
 Year 3 .............................            $ 227                 $ 233               $ 221
 Year 5 .............................            $ 395                 $ 406               $ 384
 Year 10 ............................            $ 883                 $ 906               $ 859
Class I/Y
 Year 1 .............................            $  47                 $  53               $  46
 Year 3 .............................            $ 148                 $ 167               $ 151
 Year 5 .............................            $ 258                 $ 291               $ 266
 Year 10 ............................            $ 579                 $ 653               $ 601

----------

(1) "Other Expenses" do not include the extraordinary expenses incurred by the Pioneer Fund to participate in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program is described in detail later in this Proposal under the heading "Additional Information." These expenses have been borne by the Fund without regard to any expense limitation currently in effect. The Program has been extended to expire on September 18, 2009. Assuming the Fund elects to participate in the extended Program, then the effect of the cost of the Program as reflected in the pro forma "Other Expenses," "Total Annual Fund Operating Expenses" and "Net Expenses" of the combined Pioneer Fund would be as follows:

                                          Class A    Class Y
Other Expenses                            0.17%      0.11%
Total Annual Fund Operating Expenses      0.72%      0.51%
Net Expenses                              0.72%      0.48%

     Any additional cost to participate in the entended Program will be borne by the Fund without regard to any expense limitation then in effect for the Fund. The fee to participate in the Program, if it is extended beyond April 30, 2009, is not known at this time and may be higher or lower than that estimated.

(2) Effective January 27, 2009, MAM has agreed to waive fees and reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the fund. This undertaking is voluntary and may be modified or discontinued by MAM at any time.

(3) Pioneer has agreed to limit fund expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing the Pioneer Fund's yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

(4) Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.70% and 0.45% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of two years after the close of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

Reasons for the Proposed Reorganization

     The RMK Trustees believe that the proposed Reorganization is in the best interests of the RMK Fund and its shareholders. The RMK Trustees considered the following matters, among others, in approving this Proposal 11.

     First, MAM, the investment adviser to the RMK Fund, informed the RMK Board that engaging in the business of investment adviser to the RMK Funds is not a core business that MAM intends to continue and that Regions would be conducting a search for a buyer for MAM's mutual fund management business. After requests for proposals were solicited, received and reviewed, MAM and Regions decided to recommend to the RMK Board that the RMK Funds be reorganized into similar mutual funds managed by Pioneer, as being in the best interest of shareholders of each of the RMK Funds.

     Second, the RMK Board considered that the pro forma net expense ratio of the combined Pioneer Fund is expected to be the same or lower for each class of shares of the combined Pioneer Fund as compared to the corresponding classes of your RMK Fund. The pro forma net expense ratios for the combined Pioneer Fund's Class A and Class Y shares are anticipated to be 0.69% and 0.45%, respectively, after giving effect to Pioneer's contractual expense limitation with respect to Class A and Class Y shares, and the historical net expense ratios for the corresponding classes of shares of your RMK Fund are 0.71% and 0.46%, respectively. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and further reduced per share expenses. Notwithstanding the foregoing, each Fund has been accepted as a participant in the Program and was required to make a payment to the U.S. Treasury Department in connection therewith. For the RMK Fund, this expense has been borne by MAM. For the Pioneer Fund, this expense has been borne by the Pioneer Fund without regard to any expense limitation currently in effect for the Fund. The further extension of the Program will require an additional payment to the Treasury. This expense would be borne by the Pioneer Fund without regard to any expense limitation then in effect for the Fund and, as discussed in footnote 1 to the Fee Table under the heading "The Funds' Fees and Expenses" above and later in this Proposal under the heading "Additional Information," the Pioneer Fund's continued participation in the extended Program would increase the combined Pioneer Fund's net expense ratios (0.72% and 0.48% for Class A and Class Y shares, respectively) such that they would be higher than those of the corresponding RMK Fund (0.71% and 0.46% for Class A and Class I shares, respectively).

     Third, the RMK Board considered that Pioneer has contractually agreed to limit ordinary operating expenses of the combined Pioneer Fund to the extent required to reduce fund expenses to 0.70% and 0.45% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the shareholders of your RMK Fund approve the Reorganization, these expense limitations will be in effect for the combined Pioneer Fund for a period of two years from the Closing Date. There can be no assurance that Pioneer will extend the expense limitations beyond such time. In addition, Pioneer may limit the combined Pioneer Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Assuming the shareholders of your RMK Fund approve the Reorganization, this expense limitation will also be in effect for the combined Pioneer Fund. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

     Fourth, the reputation, financial strength, resources and capabilities of Pioneer will benefit RMK Fund shareholders. At December 31, 2008, Pioneer managed $49 billion in assets. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management of the group were approximately $206 billion worldwide. Shareholders of your RMK Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. As of December 31, 2008, the Pioneer family of mutual funds offers over 75 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your RMK Fund's shareholders through exchanges. In addition, your RMK Fund may reduce the level of its operational expenses for administrative, compliance and portfolio management services if it becomes part of a large mutual fund complex.

     Fifth, the substantially larger size of the combined Pioneer Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks and provide benefits to the shareholders of the Fund from the long-term economies of scale that may result from consummation of the Reorganization.

     Sixth, the Class A and Y shares of the Pioneer Fund received in the Reorganization will provide the RMK Fund shareholders with exposure to substantially the same investment product as they have currently.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Code and therefore you will not recognize gain or loss for federal income tax purposes on the exchange of your shares for corresponding shares of the Pioneer Fund. However, in order to maintain its qualification for taxation as a regulated investment company, the RMK Fund will declare and pay a distribution of its realized net capital gains for the taxable year ending on the Closing Date, together with any undistributed investment company taxable income and net tax-exempt income for such taxable year, to its shareholders shortly before the Reorganization. Such distributions may affect the amount, timing or character of taxable income that the RMK Fund's shareholders realize in respect of their RMK Fund shares. For more information, see "Tax Status of the Reorganization" on page 204 of this Proxy Statement/Prospectus. Although the Reorganization will result in a per share increase in net unrealized capital gains and decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and MAM have agreed to each pay 50% of all proxy and solicitation costs associated with the Funds' participation in the Reorganization.

     The RMK Trustees also considered that Pioneer and MAM will benefit from the Reorganization. See "Will Pioneer and MAM Benefit from the Reorganizations?"

                                 CAPITALIZATION

     The following table sets forth the capitalization of the RMK Fund and the Pioneer Fund as of March 16, 2009 and the pro forma combined capitalization of the combined Pioneer Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between March 16, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

                                      Regions Morgan Keegan                               Pioneer Cash
                                           Select Money            Pioneer Cash           Reserves Fund
                                           Market Fund             Reserves Fund            Pro Forma
                                     -----------------------   --------------------   --------------------
Net Assets
Class A ..........................        $  72,289,657          $    694,285,150       $    766,574,807
Class B ..........................                   --          $     62,196,075       $     62,196,075
Class C ..........................                   --          $    102,227,129       $    102,227,129
Class I/Y ........................        $  11,415,065          $    159,622,887       $    171,037,952
Class R ..........................                   --          $      2,152,943       $      2,152,943
                                          -------------          ----------------       ----------------
Total Net Assets of Fund .........        $  83,704,722          $  1,020,484,184       $  1,104,188,906
Net Asset Value Per Share
Class A ..........................        $        1.00          $           1.00       $           1.00
Class B ..........................                   --          $           1.00       $           1.00
Class C ..........................                   --          $           1.00       $           1.00
Class I/Y ........................        $        1.00          $           1.00       $           1.00
Class R ..........................                   --          $           1.00       $           1.00
Shares Outstanding
Class A ..........................           72,328,377               694,651,863            766,980,240
Class B ..........................                   --                62,173,661             62,173,661
Class C ..........................                   --               102,230,204            102,230,204
Class I/Y ........................           11,407,547               159,619,976            171,027,523
Class R ..........................                   --                 2,153,373              2,153,373

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your RMK Fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Fund shares that will actually be received and distributed.

                             ADDITIONAL INFORMATION

     Each of the Funds has been accepted as a participant in the Program. The Program seeks to guarantee the $1.00 net asset value of certain shares of money market funds as of September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund's share falls below $0.995 and that situation has not been cured. Recovery under the Program would require the participating fund to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders who have continued to maintain accounts would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in the liquidation and $1.00 per share. Only shareholders of record of each Fund as of September 19, 2008 are eligible to participate in the guarantee. Any increase in the number of shares held in a Fund in excess of shares held at the close of business on

September 19, 2008 will not be covered. If, following September 19, 2008, the number of shares held in an account fluctuates, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008 or the number of shares held on the date of the trigger event, whichever is less. RMK Fund shareholders will continue to benefit from the RMK Fund's participation in the guarantee following consummation of the proposed Reorganization to the extent of the RMK Fund's participation. The Program's expiration date has been extended from December 18, 2008 to April 30, 2009 and extended further to September 18, 2009. The extension of the Program beyond April 30, 2009 requires eligible funds to renew their participation to maintain coverage. There is no assurance that the Pioneer Fund will participate in the Program as extended beyond April 30, 2009.

     Participation in the initial three month period of the Program required a payment to the U.S. Treasury Department in the amount of 0.01% of each Fund's net asset value as of the close of business on September 19, 2008. This expense has been borne by the Pioneer Fund without regard to any expense limitation currently in effect for the Pioneer Fund. For the RMK Fund, this expense has been borne by MAM. The amount of the payment for the first extension period was based on each Fund's net asset value as of the close of business on September 19, 2008. As each Fund had a market-based net asset value greater than or equal to 99.75% of its stable share price on that date, the payment was 0.015%, multiplied by the number of shares outstanding on September 19. This extension expense has been borne by the Pioneer Fund without regard to any expense limitation currently in effect for the Pioneer Fund. For the RMK Fund, this expense has been borne by MAM. Any additional cost to participate in the Program, including any additional extension expense, also wouuld be borne by the Pioneer Fund.

     For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the RMK Fund shareholders and information concerning the meeting of your RMK Fund shareholders, the tax status of the Reorganization, a comparison of Delaware statutory trusts and Massachusetts business trusts, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Pioneer Fund values its securities, financial highlights information for each Pioneer Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Proposal 11.

                    RMK BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the RMK Trustees, including the Independent RMK Trustees, approved the Reorganization. In particular, the RMK Trustees have concluded that participation in the Reorganization is in the best interests of the RMK Fund and that the interests of the RMK Fund's existing shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     THE RMK TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR RMK FUND VOTE "FOR" PROPOSAL 11 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                           OTHER IMPORTANT INFORMATION
                         CONCERNING THE REORGANIZATIONS

                         Tax Capital Loss Carryforwards

     Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. Each RMK Fund is presently entitled to net capital loss carryforwards for federal income tax purposes in the amounts set forth below. Each Reorganization, other than the Reorganizations involving the Regions Morgan Keegan Select Growth Fund, the Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, and the Regions Morgan Keegan Select Mid Cap Growth Fund, is expected to result in a limitation on the applicable Pioneer Fund's ability to use carryforwards of the corresponding RMK Fund and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. That limitation, imposed by Section 382 of the Code, will apply if the shareholders of the RMK Fund own less than 50% of the corresponding Pioneer Fund immediately after the applicable Reorganization, and will be imposed on an annual basis. The annual Section 382 limitation for periods following a Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable RMK Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at the time of the Reorganization. Each Pioneer Fund may also be prohibited, under Section 384 of the Code, from using the corresponding RMK Fund's loss carryforwards and unrealized losses against the unrealized gains of the Pioneer Fund at the time of the applicable Reorganization, to the extent such gains are recognized within five years following the Reorganization. Therefore, you may pay more taxes, or pay taxes sooner, than you otherwise would if your RMK Fund's Reorganization did not occur.

     As of November 30, 2008, the RMK Funds had the following unused capital loss carryforwards:

                              Expiring in   Expiring in   Expiring in   Expiring in
Fund                              2009          2010          2011          2012
----                          -----------   -----------   -----------   -----------
Growth Fund ................    $    --         $--        $      --    $        --
Mid Cap Value Fund .........         --          --               --             --
Value Fund .................         --          --               --             --
Balanced Fund ..............         --          --               --             --
Fixed Income Fund ..........         --          --               --      1,419,944
Limited Maturity Fixed
 Income Fund ...............         --          --          433,974      2,704,075
Money Market Fund ..........      2,572          54           18,234         24,650

                              Expiring in   Expiring in    Expiring in   Expiring in
Fund                              2013          2014          2015          2016          Total
----                          -----------   -----------    -----------   -----------  -----------
Growth Fund ................  $        --   $        --   $         --   $4,033,731   $ 4,033,731
Mid Cap Value Fund .........           --            --             --    3,024,567     3,024,567
Value Fund .................           --            --             --    7,257,224     7,257,224
Balanced Fund ..............           --            --             --      818,419       818,419
Fixed Income Fund ..........      209,164     3,069,321     10,886,297    7,351,686    22,936,412
Limited Maturity Fixed
 Income Fund ...............    1,268,755     1,335,125      2,440,082    1,900,905    10,082,916
Money Market Fund ..........      149,661            13          2,890        2,687       200,761

     As of November 30, 2008, Fixed Income Fund and Money Market Fund had capital loss carryforwards of $214,873 and $31, respectively, subject to any applicable limitations on availability to offset future capital gains, if any, as the successor of a merger.

     The Reorganizations of Regions Morgan Keegan Select Growth Fund, the Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund and the Regions Morgan Keegan Select Mid Cap Growth Fund will not affect the timing or usability of those Funds' capital loss carryforwards. The other Reorganizations would impact the use of loss carryforwards in the following manner: (1) the loss carryforwards will benefit the shareholders of the combined Pioneer Fund, rather than only the shareholders of the applicable RMK Fund; (2) if limited by the
Section 382 rules described above, the amount of an RMK Fund's capital loss carryforwards that can be utilized in any taxable year will be limited to the product of the long-term tax-exempt rate at the time of the Reorganization and the aggregate net asset value of the RMK Fund at the time of Reorganization; and
(3) if a Reorganization closes on a date other than the applicable RMK Fund's regular year end, it will cause the RMK Fund's losses to expire one year earlier than the time they otherwise would have expired. Consequently, a significant percentage of one or more RMK Funds' tax capital loss carryforwards may expire unutilized.

     Since the Reorganizations are not expected to close until May 2009, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each Pioneer Fund to use these losses (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

                              PORTFOLIO SECURITIES

     If a Reorganization is effected, Pioneer will analyze and evaluate the portfolio securities of the RMK Fund being transferred to the corresponding Pioneer Fund. Consistent with each Pioneer Fund's investment objective and policies, any restrictions imposed by the Code and in the best interests of each Pioneer Fund's shareholders (including former shareholders of the corresponding RMK Fund), Pioneer will influence the extent and duration to which the portfolio securities of the corresponding RMK Fund will be maintained by the Pioneer Fund. It is possible that there may be dispositions of some of the portfolio securities of one or more RMK Funds following the Reorganizations. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by each combined Pioneer Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the combined Pioneer Fund's ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined Pioneer Fund.

               TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

     o Each RMK Fund will transfer all of its assets to a corresponding Pioneer Fund. In exchange, each Pioneer Fund will assume the corresponding RMK Fund's stated liabilities. In no case will any Pioneer Fund assume any unknown liabilities of the respective RMK Fund under the terms of the applicable Reorganization. Each RMK Fund then will be liquidated and terminated.

     o Each RMK Fund (other than Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (each, an "RMK Money Market Fund")) offers Class A, Class C and Class I shares. In each Reorganization not involving Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund or an RMK Money Market Fund, the Pioneer Fund will issue Class A, Class C and Class Y shares, as applicable, to the corresponding RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A, Class C and Class I shares, respectively. In each Reorganization involving Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund or Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, the Pioneer Fund will issue Class A shares to the corresponding RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class A and Class C shares and Class Y shares to the corresponding RMK Fund in amounts equal to the aggregate net asset value of the RMK Fund's Class I shares. In the Reorganization involving Regions Morgan Keegan Select Treasury Money Market Fund, Pioneer Treasury Reserves Fund will issue Class A shares to Regions Morgan Keegan Select Treasury Money Market Fund in amounts equal to the aggregate net asset value of Regions Morgan Keegan Select Treasury Money Market Fund's Class A shares. In the Reorganization involving Regions Morgan Keegan Select Money Market Fund, Pioneer Cash Reserves Fund will issue Class A and Class Y shares, as applicable, to Regions Morgan Keegan Select Money Market Fund in amounts equal to the aggregate net asset value of Regions Morgan Keegan Select Money Market Fund's Class A and Class I shares, respectively.

     o Shareholders of each RMK Fund will receive shares of the corresponding Pioneer Fund in proportion to the relative net asset value of their share holdings of the RMK Fund on the Closing Date of the Reorganization. Therefore, on the Closing Date, each RMK Fund shareholder will hold shares of a corresponding Pioneer Fund with the same aggregate net asset value as the shares of the RMK Fund that the shareholder held immediately prior to the Reorganization. The net asset value attributable to a class of shares of an RMK Fund will be determined using the RMK Funds' valuation policies and procedures and the net asset value attributable to a class of shares of a Pioneer Fund will be determined using the Pioneer Funds' valuation policies and procedures. There are no differences between the RMK Funds' valuation policies and procedures and the Pioneer Funds' valuation policies and procedures that are material.

     o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of any Reorganization. After the Reorganization of your RMK Fund, for purposes of determining any contingent deferred sales charge, the same sales charge and schedule that applied to the shares of your RMK Fund will apply to the shares of the corresponding Pioneer Fund you received in the Reorganization and the holding period for determining the contingent deferred sales charge will be calculated from the date the shares were initially issued by your RMK Fund. The contingent deferred sales charge applicable to certain purchases of Pioneer Fund Class A shares will be waived for the Pioneer Fund Class A shares received in the Reorganizations.

     o Following the Reorganizations, Pioneer will continue to act as investment adviser to each Pioneer Fund and MAM will not be involved in the management of the Pioneer Funds.

     o The Reorganizations generally will not result in income, gain or loss being recognized for federal income tax purposes by any RMK Fund or Pioneer Fund or their shareholders and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Bingham McCutchen LLP, counsel to the Pioneer Funds.

     o If each of the Reorganizations is approved by the shareholders of the RMK Funds, the RMK Trust will file with the SEC an application for deregistration on Form N-8F under the 1940 Act, and will cease to exist as an investment company when such application is approved.

Agreement and Plan of Reorganization

     The shareholders of each RMK Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as Exhibit A-1, with respect to Proposals 1, 2 and 9, and Exhibit A-2, with respects to Proposals 3 through 8, 10 and 11 (each, a "Plan"). The description of the Plans contained herein includes the material provisions of the Plans, but this description is qualified in its entirety by the attached copies, as appropriate.

     Determination of Net Asset Value. If a Reorganization is approved, the applicable Pioneer Fund will issue to the corresponding RMK Fund the number of Pioneer Fund shares, including fractional shares, of each class with an aggregate net asset value equal to the net asset value of the RMK Fund attributable to the corresponding class of the RMK Fund's shares. The net asset value per share of each class of such Pioneer Fund shall be computed using the Pioneer Funds' valuation procedures and the net asset value per share of each class of such RMK Fund shall be computed using the RMK Funds' valuation policies and procedures. The number of Pioneer Fund shares to be issued (including fractional shares, if any) in exchange for the RMK Fund's assets shall be determined, with respect to each class, by dividing the RMK Fund's net asset value with respect to that class by the net asset value per share of the corresponding class of the Pioneer Fund. The number of full and fractional shares of a Pioneer Fund to be received by each corresponding RMK Fund shareholder in a Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the RMK Fund held by such shareholder on the Closing Date.

     Conditions to Closing Each Reorganization. The obligation of each Fund to consummate a given Reorganization is subject to the satisfaction of certain conditions, including the Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the subject RMK Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6, 7 and 8 of the Plan). The consummation of each Reorganization is not contingent on consummation of any other Reorganization. The obligations of a Pioneer Fund and a corresponding RMK Fund are subject to the approval of the Plan by the necessary vote of the outstanding shares of the RMK Fund with respect to the Reorganization of that RMK Fund, in accordance with the provisions of the RMK Trust's declaration of trust and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the United States federal income tax consequences of the Reorganizations (see Section 8.5 of the Plan).

     Termination of the Plan. The RMK Board or the Board of Trustees of a corresponding Pioneer Fund may terminate a Plan (even if the shareholders of the RMK Fund have already approved it) at any time before the Closing Date, if such Board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of the Fund's shareholders. A Plan may also be terminated because of a material breach of any representation, warranty, covenant or agreement contained in the Plan to be performed at or prior to the Closing Date, because a condition to be fulfilled prior to the obligations of a party to the Plan has not been and reasonably appears will not and cannot be met and if the Reorganizations have not occurred on or prior to December 31, 2009.

                        TAX STATUS OF THE REORGANIZATION

     Each Reorganization is conditioned upon the receipt by the RMK Trust and the applicable Pioneer Fund (or, in the case of a Pioneer Fund that is a series of an open-end management investment company, the applicable Pioneer trust) of an opinion from Bingham McCutchen LLP, counsel to the Pioneer Funds, substantially to the effect that, for federal income tax purposes:

     o The transfer of all of the applicable RMK Fund's assets to the Pioneer Fund in exchange solely for the issuance of the Pioneer Fund shares to the RMK Fund and the assumption of the RMK Fund's stated liabilities by the Pioneer Fund, followed by the distribution of the Pioneer Fund shares to the RMK Fund shareholders in complete liquidation of the RMK Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Funds will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     o No gain or loss will be recognized by the applicable RMK Fund upon (1) the transfer of all of its assets to the Pioneer Fund as described above or (2) the distribution by the RMK Fund of the Pioneer Fund shares to the RMK Fund's shareholders, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code,

          (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, or (C) any other gain that may be required to be recognized as a result of the closing of the RMK Fund's taxable year;

     o The tax basis of each asset of the applicable RMK Fund in the hands of the Pioneer Fund will be the same as the tax basis of that asset in the hands of the RMK Fund immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the RMK Fund on the transfer;

     o The holding period of each asset of the applicable RMK Fund in the hands of the Pioneer Fund, other than assets with respect to which gain or loss is required to be recognized, will include the RMK Fund's holding period for that asset;

     o No gain or loss will be recognized by the Pioneer Fund upon its receipt of the assets of the applicable RMK Fund solely in exchange for shares of the Pioneer Fund and the assumption of the stated liabilities;

     o No gain or loss will be recognized by the RMK Fund shareholders upon the exchange of their RMK Fund shares for Pioneer Fund shares as part of the Reorganization.

     o The aggregate tax basis of the Pioneer Fund shares received by the applicable RMK Fund shareholders in the Reorganization will be the same as the aggregate tax basis of the shares of the RMK Fund surrendered in exchange therefor; and

     o The holding period of Pioneer Fund shares received by each RMK Fund shareholder will include the holding period of the shares of the RMK Fund that were surrendered in exchange therefor, provided that the shareholder held the RMK Fund shares as capital assets on the date of the exchange.

     In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the RMK Trust, on behalf of the applicable RMK Fund, and of the applicable Pioneer Fund (or Pioneer trust).

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with each Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     Immediately prior to the Reorganization, each RMK Fund, other than Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund and Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to the RMK Fund shareholders all of the RMK Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). The amount of such distributions to the shareholders of each RMK Fund is estimated as of March 30, 2009 to be as set forth in the table below. The amounts set forth in the table below are estimates and based on the applicable RMK Fund's investment company taxable income, net tax-exempt income and net capital gain realized as if its taxable year ended on the Closing Date. Amounts actually distributed to the RMK Funds' shareholders immediately prior to the Reorganizations may be higher or lower than the amounts set forth in the table below.


--------------------------------------------------------------------------------------------------------------
                                                                      Distribution amount
Fund                                                                      (per share)
--------------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select Value Fund                               $0.0270
--------------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select Balanced Fund                            $0.1797(1)
--------------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select Treasury Money Market Fund               $0.0001
--------------------------------------------------------------------------------------------------------------

----------

(1)  Includes long term capital gain of $0.1587 per share.

Such distributions may result in taxable income to an RMK Fund shareholder.

     Under regulations promulgated by the Massachusetts Department of Revenue, shareholders of the RMK Funds that are Massachusetts residents or corporations doing business in Massachusetts may be subject to adverse Massachusetts tax consequences as a result of the status of the RMK Funds as Massachusetts business trusts. Such adverse consequences will generally be avoided so long as each RMK Fund, or in the case of Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund and Regions

Morgan Keegan Select Intermediate Tax Exempt Bond Fund, the successor Pioneer Fund, distributes all of its accumulated earnings and profits for the current taxable year at or before the end of the taxable year. It is intended that each RMK Fund, or in the case of Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund and Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, the successor Pioneer Fund, will distribute all of its accumulated earnings and profits for the current taxable year as required by the regulations.

     If, however, the Massachusetts Department of Revenue determines that an RMK Fund (or, as applicable, the successor Pioneer Fund) did not properly distribute all of its accumulated earnings and profits for the current taxable year, or that an RMK Fund had accumulated and undistributed earnings and profits from any prior taxable year, adverse Massachusetts tax consequences could be triggered by a shareholder's sale or disposition of RMK Fund shares or shares of the successor Pioneer Fund at any time prior to the distribution of all accumulated earnings and profits earned prior to the Reorganizations. Such tax consequences would include a deemed taxable distribution of the shareholder's proportionate share of the applicable Fund's accumulated and undistributed earnings and profits. Shareholders subject to Massachusetts personal income or corporate excise tax should consult with their tax advisers regarding the potential Massachusetts tax consequences of the ownership and disposition of RMK Fund and Pioneer Fund shares.

     The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. Except as expressly set forth above, this discussion does not address any state, local or foreign tax consequences of the Reorganization. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of each RMK Fund is entitled to one vote. A quorum is required to conduct business at the meeting. With respect to each RMK Fund, the presence in person or by proxy of more than 50% of the total number of outstanding shares of the RMK Fund entitled to vote at the meeting will constitute a quorum with respect to the RMK Fund. A favorable vote of more than fifty percent of the outstanding shares of the applicable RMK Fund is required to approve each Proposal.

     The table below shows how shares will be treated for the purposes of quorum and voting requirements.

------------------------------------------------------------------------------------------------------------------------------------
Shares                                                  Quorum                                           Voting
------------------------------------------------------------------------------------------------------------------------------------
In General                         All shares "present" in person or by proxy are   Shares "present" in person will be voted in
                                   counted toward a quorum.                         person at the meeting. Shares present by
                                                                                    proxy will be voted in accordance
                                                                                    with instructions.
------------------------------------------------------------------------------------------------------------------------------------
Signed Proxy with no Voting        Considered "present" at meeting for purposes     Voted "for" the Proposal.
Instruction (other than Broker     of quorum.
Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the         Considered "present" at meeting for purposes     Broker non-votes do not count as a vote "for"
underlying holder had not          of quorum.                                       the Proposal and have the same effect as a
voted and the broker does not                                                       vote "against" the Proposal.
have discretionary authority to
vote the shares)
------------------------------------------------------------------------------------------------------------------------------------
Signed Proxy with Vote to          Considered "present" at meeting for purposes     Abstentions do not constitute a vote "for" the
Abstain                            of quorum.                                       Proposal and have the same effect as a vote
                                                                                    "against" the Proposal.
------------------------------------------------------------------------------------------------------------------------------------

     If the required approval of shareholders of an RMK Fund is not obtained, the meeting may be adjourned as to that RMK Fund as more fully described in this Proxy Statement/Prospectus, and the RMK Fund will continue to engage in business as a separate mutual fund and the RMK Board will consider what further action may be appropriate.

     COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST

     Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws apply because each mutual fund also is organized as an entity under state law. Each of the RMK Funds is a series of a Massachusetts business trust. Each of the Pioneer Funds is a Delaware statutory trust or a series thereof. The federal laws governing mutual funds apply to both the RMK Funds and the Pioneer Funds. However, there are differences between Delaware state law and Massachusetts state law, and shareholders should consider these differences when considering each Proposal. The following is a summary of the principal differences between Delaware statutory trusts and Massachusetts business trusts.

     A fund organized as a Massachusetts business trust is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund's governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. The flexibility inherent to the Massachusetts business trust has led to it becoming a common form of organization for mutual funds. That flexibility also means that the Massachusetts business trust law may be open to interpretation although, in resolving such matters, courts may look by analogy to Massachusetts corporate law.

     A fund organized as a Delaware statutory trust, on the other hand, is governed both by the Delaware Statutory Trust Act (the "Delaware Act") and the fund's governing instrument. For a Delaware statutory trust, unlike a Massachusetts business trust, the law specifically addresses many aspects of corporate governance. The body of Delaware law on the topic is consequently more detailed than in Massachusetts. This detail provides somewhat clearer guidelines as to the rights and obligations of the trust, trustees, and shareholders.

     Under the Delaware Act, shareholders generally are shielded from personal liability for the trust's debts or obligations to the same extent a shareholder is shielded from a corporation's debts. Shareholders of a Massachusetts business trust, on the other hand, are shielded only to the extent provided in the declaration of trust. The declaration of trust for each Pioneer Fund provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholders against liability arising solely from the shareholder's ownership of shares in the Fund. The declaration of trust for each Pioneer Fund also provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration of trust for each RMK Fund contains similar provisions.

     The Delaware Act permits a shareholder to bring a derivative action on behalf of the trust if the trustees refuse to do so, but that power can be restricted by such standards and restrictions as are set forth in the declaration of trust. The declaration of trust for each Pioneer Fund sets forth a detailed process for the bringing of derivative actions on behalf of the Fund by shareholders. Under the declaration of trust for each Pioneer Fund, prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund's Trustees. The declaration of trust for each Pioneer Fund details various information, certifications, undertakings and acknowledgements that must be included in the demand. Massachusetts courts generally have required shareholders of business trusts to follow the provisions of the Massachusetts Business Corporation Act with respect to derivative lawsuits, meaning that derivative lawsuits are permitted but can be dismissed by the decision of an independent court appointee, by a vote of a majority of the outstanding shares, by a vote of a majority of the independent trustees constituting a quorum, or by a vote of a committee established by the independent trustees.

     Both a Delaware statutory trust and a Massachusetts business trust can limit a trustee's personal liability in the declaration of trust. The declaration of trust for each Pioneer Fund extends to Trustees, officers and employees of the Fund the fullest protection from liability that the law allows and, in addition, requires the Fund to indemnify them to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof. The declaration of trust for each RMK Fund contains a similar indemnification provision. The 1940 Act currently provides that no officer or director shall be protected from liability to the Fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.

     Neither a Delaware statutory trust nor a Massachusetts business trust is required to hold shareholder meetings or get shareholder approval for certain actions unless the declaration of trust requires it. The declaration of trust of each Pioneer Fund provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Board without seeking the consent of shareholders. The 1940 Act requires a vote of shareholders on matters that Congress has determined may have a material effect on shareholders and their investments. For example, shareholder consent is required to approve new investment advisory agreements in most cases, increases in advisory fees or 12b-1 fees, changes to fundamental investment policies, election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The declaration of trust of each RMK Fund specifically provides that shareholders have the power to vote (i) for the election or removal of Trustees, (ii) to approve new investment advisory or sub-investment advisory agreement, (iii) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (iv) with respect to such additional matters relating to the Trust as may be required by applicable law. In addition, the declaration of trust of each RMK Fund provides that shareholders have the power to vote with respect to the amendment of the declaration of trust, except for any amendments that change the name of the Trust, and certain amendments with respect to the establishment and designation of any series or class of shares of the Trust, which may be made without shareholder approval. In contrast, subject to the limitations imposed by the 1940 Act, the declaration of trust of each Pioneer Fund authorizes the Trustees to amend the declaration without shareholder approval.

                  FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

     Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable RMK Fund represented at the meeting, if at least 50% of all outstanding shares of the RMK Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the RMK Fund entitled to vote at the meeting. The following table lists the fundamental investment restrictions for each RMK Fund and each Pioneer Fund. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, please see the statement of additional information for this Proxy Statement/Prospectus.

-------------------------------------------------------------------------------------
                      Regions Morgan Keegan Select Mid Cap Growth Fund
                      Regions Morgan Keegan Select Growth Fund
                      Regions Morgan Keegan Select Mid Cap Value Fund
                      Regions Morgan Keegan Select Value Fund
                      Regions Morgan Keegan Select Balanced Fund
                      Regions Morgan Keegan Select Fixed Income Fund
                      Regions Morgan Keegan Select Limited Maturity Fixed Income Fund
                      Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund
                      Regions Morgan Keegan Select Treasury Money Market Fund
-------------------------------------------------------------------------------------
Issuing Senior        Each RMK Fund may issue senior securities to the
Securities            maximum extent permitted under the 1940 Act.
-------------------------------------------------------------------------------------
Borrowing             Each RMK Fund may borrow money, directly or
                      indirectly, to the maximum extent permitted under the
                      1940 Act.
-------------------------------------------------------------------------------------
Lending               Each RMK Fund may not make loans, provided that this
                      restriction does not prevent the Fund from purchasing
                      debt obligations, entering into repurchase agreements,
                      lending its assets to broker-dealers or institutional
                      investors and investing in loans, including assignments
                      and participation interests.
-------------------------------------------------------------------------------------
Investing in          Each RMK Fund may not purchase or sell physical
Commodities           commodities, provided that the Fund may purchase
                      securities of companies that deal in commodities. As a
                      non-fundamental policy, for purposes of this restriction,
                      investments in transactions involving futures contracts
                      and options, forward currency contracts, swap
                      transactions and other financial contracts that settle by
                      payment of cash are not deemed to be investments in
                      commodities.
-------------------------------------------------------------------------------------
Investing in Real     Each RMK Fund may not purchase or sell real estate,
Estate                provided that this restriction does not prevent the Fund
                      from investing in issuers which invest, deal, or
                      otherwise engage in transactions in real estate or
                      interests therein, or investing in securities that are
                      secured by real estate or interests therein. Each RMK
                      Fund may exercise its rights under agreements relating
                      to such securities, including the right to enforce
                      security interests and to hold real estate acquired by
                      reason of such enforcement until that real estate can be
                      liquidated in an orderly manner.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Pioneer Select Mid Cap Growth Fund
                      Pioneer Growth Fund
                      Pioneer Mid Cap Value Fund
                      Pioneer Cullen Value Fund
                      Pioneer Classic Balanced Fund
                      Pioneer Bond Fund
                      Pioneer Short Term Income Fund
                      Pioneer Intermediate Tax Free Income Fund
                      Pioneer Treasury Reserves Fund
-------------------------------------------------------------------------------------
Issuing Senior        Each Pioneer Fund may not issue senior securities
Securities            except as permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------
Borrowing             Each Pioneer Fund may not borrow money except
                      as permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------
Lending               Each Pioneer Fund may lend money or other
                      assets to the extent permitted by (i) the 1940 Act,
                      or interpretations or modifications by the SEC,
                      SEC staff or other authority of competent
                      jurisdiction, or (ii) exemptive or other relief or
                      permission from the SEC, SEC staff or other
                      authority of competent jurisdiction.
-------------------------------------------------------------------------------------
Investing in          Each Pioneer Fund may purchase or sell
Commodities           commodities or contracts related to commodities
                      to the extent permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------
Investing in Real     Each Pioneer Fund may not purchase or sell real
Estate                estate except as permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Regions Morgan Keegan Select Mid Cap Growth Fund
                      Regions Morgan Keegan Select Growth Fund
                      Regions Morgan Keegan Select Mid Cap Value Fund
                      Regions Morgan Keegan Select Value Fund
                      Regions Morgan Keegan Select Balanced Fund
                      Regions Morgan Keegan Select Fixed Income Fund
                      Regions Morgan Keegan Select Limited Maturity Fixed Income Fund
                      Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund
                      Regions Morgan Keegan Select Treasury Money Market Fund
-------------------------------------------------------------------------------------
Diversification of   With respect to securities comprising 75% of the value
Investments          of its total assets, each RMK Fund will not purchase
                     securities of any one issuer (other than cash; cash
                     items; securities issued or guaranteed by the
                     government of the United States or its agencies or
                     instrumentalities and repurchase agreements
                     collateralized by such U.S. government securities; and
                     securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be
                     invested in securities of that issuer, or the Fund would
                     own more than 10% of the outstanding voting
                     securities of that issuer.
-------------------------------------------------------------------------------------
Concentration of     Each RMK Fund will not make investments that will
Investments          result in the concentration of their investments in the
                     securities of issuers primarily engaged in the same
                     industry. Government securities, municipal securities
                     and bank instruments will not be deemed to constitute
                     an industry. To conform to the current view of the SEC
                     staff that only domestic bank instruments may be
                     excluded from industry concentration limitations, as a
                     matter of non-fundamental policy, each RMK Fund will
                     not exclude foreign bank instruments from industry
                     concentration tests so long as the policy of the SEC
                     remains in effect. As a non-fundamental operating
                     policy, each RMK Fund will consider concentration to be
                     the investment of more than 25% of the value of its
                     total assets in any one industry.
-------------------------------------------------------------------------------------
Underwriting         Each RMK Fund may not underwrite the securities of
                     other issuers, except that the Fund may engage in
                     transactions involving the acquisition, disposition or
                     resale of their portfolio securities, under circumstances
                     where it may be considered to be an underwriter under
                     the Securities Act of 1933.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Pioneer Select Mid Cap Growth Fund
                      Pioneer Growth Fund
                      Pioneer Mid Cap Value Fund
                      Pioneer Cullen Value Fund
                      Pioneer Classic Balanced Fund
                      Pioneer Bond Fund
                      Pioneer Short Term Income Fund
                      Pioneer Intermediate Tax Free Income Fund
                      Pioneer Treasury Reserves Fund
-------------------------------------------------------------------------------------
Diversification of    No stated policy. However, each Pioneer Fund is
Investments           currently classified as a diversified fund under the
                      1940 Act. This means that each Pioneer Fund
                      may not purchase securities of any one issuer
                      (other than cash, cash items, securities issued or
                      guaranteed by the U.S. government, its agencies
                      or instrumentalities or any certificate of deposit
                      thereof, and securities of other investment
                      companies) if, as a result, with respect to 75% of
                      the value of its total assets, (a) more than 5% of
                      the value of each Pioneer Fund's total assets
                      would be invested in securities of that issuer, or
                      (b) each Pioneer Fund would hold more than 10%
                      of the outstanding voting securities of that issuer.
                      The 1940 Act requires any change from
                      diversified to non-diversified status of a fund to
                      be approved in advance by fund shareholders.
-------------------------------------------------------------------------------------
Concentration of      For all Funds except Pioneer Treasury Reserves
Investments           Fund:

                      Except as permitted by exemptive or other relief
                      or permission from the SEC, SEC staff or other
                      authority of competent jurisdiction, each Pioneer
                      Fund may not make any investment if, as a result,
                      each Pioneer Fund's investments will be
                      concentrated in any one industry.
                      For Pioneer Treasury Reserves Fund:
                      Except as permitted by exemptive or other relief
                      or permission from the SEC, SEC staff or other
                      authority of competent jurisdiction, the Fund may
                      not make any investment if, as a result, the
                      Fund's investments will be concentrated in any
                      one industry, except the Fund may invest without
                      limitation in obligations issued by banks.
-------------------------------------------------------------------------------------
Underwriting          Each Pioneer Fund may not engage in the
                      business of underwriting the securities of other
                      issuers except as permitted by (i) the 1940 Act,
                      or interpretations or modifications by the SEC,
                      SEC staff or other authority of competent
                      jurisdiction, or (ii) exemptive or other relief or
                      permission from the SEC, SEC staff or other
                      authority of competent jurisdiction.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Regions Morgan Keegan Select Mid Cap Growth Fund
                      Regions Morgan Keegan Select Growth Fund
                      Regions Morgan Keegan Select Mid Cap Value Fund
                      Regions Morgan Keegan Select Value Fund
                      Regions Morgan Keegan Select Balanced Fund
                      Regions Morgan Keegan Select Fixed Income Fund
                      Regions Morgan Keegan Select Limited Maturity Fixed Income Fund
                      Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund
                      Regions Morgan Keegan Select Treasury Money Market Fund
-------------------------------------------------------------------------------------
Investments in        For Regions Morgan Keegan Select Intermediate Tax
Municipal             Exempt Bond Fund only:
Securities
                      The fund normally invests its assets so that at least
                      80% of the income that it distributes is exempt from
                      federal income tax and is not a tax preference item for
                      purposes of the alternative minimum tax.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Pioneer Select Mid Cap Growth Fund
                      Pioneer Growth Fund
                      Pioneer Mid Cap Value Fund
                      Pioneer Cullen Value Fund
                      Pioneer Classic Balanced Fund
                      Pioneer Bond Fund
                      Pioneer Short Term Income Fund
                      Pioneer Intermediate Tax Free Income Fund
                      Pioneer Treasury Reserves Fund
-------------------------------------------------------------------------------------
Investments in        For Pioneer Intermediate Tax Free Income Fund
Municipal             only:
Securities
                      Normally, the fund invests at least 80% of its net
                      assets (plus the amount of borrowings, if any, for
                      investment purposes) in securities that provide
                      income that is exempt from regular federal income
                      tax and is not subject to the alternative minimum tax.
-------------------------------------------------------------------------------------

                                       ***

-------------------------------------------------------------------------------------
                      Regions Morgan Keegan Select Core Equity Fund
-------------------------------------------------------------------------------------
Issuing Senior        The RMK Fund may not issue senior securities. For the
Securities            purpose of this restriction none of the following is
                      deemed to be a senior security: any pledge or other
                      encumbrance of assets; any borrowing permitted by the
                      Fund's investment limitation on borrowing; any collateral
                      arrangements with respect to options, futures contracts
                      and options on futures contracts and with respect to
                      initial and variation margin; and the purchase or sale of
                      options, forward contracts, futures contracts or options
                      on futures contracts.
-------------------------------------------------------------------------------------
Borrowing             The RMK Fund may not borrow money in excess of
                      10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor
                      borrow any money except as a temporary measure for
                      extraordinary or emergency purposes. The Fund may
                      not issue senior securities. For the purpose of this
                      restriction none of the following is deemed to be a
                      senior security: any pledge or other encumbrance of
                      assets; any borrowing permitted by the Fund's
                      investment limitation on borrowing; any collateral
                      arrangements with respect to options, futures contracts
                      and options on futures contracts and with respect to
                      initial and variation margin; and the purchase or sale of
                      options, forward contracts, futures contracts or options
                      on futures contracts.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Pioneer Fund
-------------------------------------------------------------------------------------
Issuing Senior        The Pioneer Fund may not issue senior securities
Securities            except as permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------
Borrowing             The Pioneer Fund may not borrow money except
                      as permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Regions Morgan Keegan Select Core Equity Fund
-------------------------------------------------------------------------------------
Lending               The RMK Fund may not make loans, provided that for
                      purposes of this investment restriction, the following
                      will not be considered the making of a loan: (a) entering
                      into repurchase agreements, (b) purchasing bonds,
                      debentures, commercial paper, corporate notes and
                      similar evidences of indebtedness, which are a part of
                      an issue to the public or a type commonly purchased
                      by financial institutions, and (c) lending portfolio
                      securities.
-------------------------------------------------------------------------------------
Investing in          The RMK Fund may not invest in oil, gas or other
Commodities           mineral leases, rights or royalty contracts or
                      commodities or commodity contracts. This restriction
                      does not prevent the Fund from investing in issuers that
                      invest or deal in the foregoing types of assets.
-------------------------------------------------------------------------------------
Investing in Real     The RMK Fund may not invest in real estate. This
Estate                restriction does not prevent the Fund from investing in
                      issuers that invest or deal in real estate or purchasing
                      securities that are secured by real estate.
-------------------------------------------------------------------------------------
Diversification of    With respect to securities comprising 75% of the value
Investments           of its total assets, the RMK Fund will not purchase
                      securities of any one issuer (other than cash; cash
                      items; securities issued or guaranteed by the
                      government of the United States or its agencies or
                      instrumentalities and repurchase agreements
                      collateralized by such U.S. government securities; and
                      securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be
                      invested in securities of that issuer, or the Fund would
                      own more than 10% of the outstanding voting
                      securities of that issuer.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Pioneer Fund
-------------------------------------------------------------------------------------
Lending               The Pioneer Fund may lend money or other
                      assets to the extent permitted by (i) the 1940 Act,
                      or interpretations or modifications by the SEC,
                      SEC staff or other authority of competent
                      jurisdiction, or (ii) exemptive or other relief or
                      permission from the SEC, SEC staff or other
                      authority of competent jurisdiction.
-------------------------------------------------------------------------------------
Investing in          The Pioneer Fund may purchase or sell
Commodities           commodities or contracts related to commodities
                      to the extent permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------
Investing in Real     The Pioneer Fund may not purchase or sell real
Estate                estate except as permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------
Diversification of    No stated policy. However, the Pioneer Fund is
Investments           currently classified as a diversified fund under the
                      1940 Act. This means that the Pioneer Fund may
                      not purchase securities of any one issuer (other
                      than cash, cash items, securities issued or
                      guaranteed by the U.S. government, its agencies
                      or instrumentalities or any certificate of deposit
                      thereof, and securities of other investment
                      companies) if, as a result, with respect to 75% of
                      the value of its total assets, (a) more than 5% of
                      the value of the Fund's total assets would be
                      invested in securities of that issuer, or (b) the
                      Fund would hold more than 10% of the
                      outstanding voting securities of that issuer. The
                      1940 Act requires any change from diversified to
                      non-diversified status of a fund to be approved in
                      advance by fund shareholders.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Regions Morgan Keegan Select Core Equity Fund
-------------------------------------------------------------------------------------
Concentration of      The RMK Fund may not purchase any security (other
Investments           than U.S. government securities) if, as a result, 25% or
                      more of the Fund's total assets (taken at current value)
                      would be invested in any one industry (in the utilities
                      category, gas, electric, water and telephone companies
                      will be considered as being in separate industries). For
                      purposes of this restriction, telephone, gas and electric
                      public utilities are each regarded as separate industries
                      and finance companies whose financing activities are
                      related primarily to the activities of their parent
                      companies are classified in the industry of their parents.
-------------------------------------------------------------------------------------
Underwriting          The RMK Fund may not act as underwriter, except to
                      the extent that, in connection with the disposition of
                      portfolio securities, it may be deemed to be an
                      underwriter under certain federal securities laws.
-------------------------------------------------------------------------------------
Buying on             The RMK Fund may not purchase securities on margin
Margin                (except such short term credits as are necessary for
                      clearance of transactions); or make short sales (except
                      where, by virtue of ownership of other securities, it has
                      the right to obtain, without payment of additional
                      consideration, securities equivalent in kind and amount
                      to those sold).

                      Except with respect to borrowing money, if a percentage
                      limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any
                      change in value or net assets will not result in a
                      violation of such restriction. For purposes of its policies and limitations, the RMK Fund considers instruments
                      (such as certificates of deposit and demand and time
                      deposits) issued by a U.S. branch of a domestic bank
                      or savings and loan having capital, surplus, and
                      undivided profits in excess of $100,000,000 at the time
                      of investment to be cash items.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Pioneer Fund
-------------------------------------------------------------------------------------
Concentration of      Except as permitted by exemptive or other relief
Investments           or permission from the SEC, SEC staff or other
                      authority of competent jurisdiction, the Pioneer
                      Fund may not make any investment if, as a result,
                      the Fund's investments will be concentrated in any
                      one industry.
-------------------------------------------------------------------------------------
Underwriting          The Pioneer Fund may not engage in the business
                      of underwriting the securities of other issuers
                      except as permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------
Buying on             No stated fundamental policy.
Margin
-------------------------------------------------------------------------------------

                                       ***

-------------------------------------------------------------------------------------
                      Regions Morgan Keegan Select Money Market Fund
-------------------------------------------------------------------------------------
Issuing Senior        The RMK Fund may not issue senior securities. For the
Securities            purpose of this restriction none of the following is
                      deemed to be a senior security: any pledge or other
                      encumbrance of assets; any borrowing permitted by the
                      Fund's investment limitation on borrowing; any collateral
                      arrangements with respect to options, futures contracts
                      and options on futures contracts and with respect to
                      initial and variation margin; and the purchase or sale of
                      options, forward contracts, futures contracts or options
                      on futures contracts.
-------------------------------------------------------------------------------------
Borrowing             The RMK Fund may not borrow money, except as a
                      temporary measure for extraordinary or emergency
                      purposes (but not for the purpose of investment), in
                      excess of 10% of its total assets (taken at cost) or 5%
                      of such total assets (taken at current value), whichever
                      is lower.
-------------------------------------------------------------------------------------
Lending               The RMK Fund may not make loans, provided that for
                      purposes of this investment restriction, the following
                      will not be considered the making of a loan: (a) entering
                      into repurchase agreements, (b) purchasing bonds,
                      debentures, commercial paper, corporate notes and
                      similar evidences of indebtedness, which are a part of
                      an issue to the public or a type commonly purchased
                      by financial institutions, and (c) lending portfolio
                      securities.
-------------------------------------------------------------------------------------
Investing in          The RMK Fund may not invest in oil, gas or other
Commodities           mineral leases, rights or royalty contracts or
                      commodities or commodity contracts. This restriction
                      does not prevent the Fund from purchasing securities of
                      companies which are not principally engaged in the
                      business of buying or selling such leases, rights or
                      contracts.
-------------------------------------------------------------------------------------
Investing in Real     The RMK Fund may not invest in real estate. This
Estate                restriction does not prevent the Fund from purchasing
                      securities of companies investing in real estate or of
                      companies which are not principally engaged in the
                      business of buying or selling such leases, rights or
                      contracts.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Pioneer Cash Reserves Fund
-------------------------------------------------------------------------------------
Issuing Senior        The Pioneer Fund may not issue senior securities
Securities            except as permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------
Borrowing             The Pioneer Fund may not borrow money except
                      as permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------
Lending               The Pioneer Fund may lend money or other
                      assets to the extent permitted by (i) the 1940 Act,
                      or interpretations or modifications by the SEC,
                      SEC staff or other authority of competent
                      jurisdiction, or (ii) exemptive or other relief or
                      permission from the SEC, SEC staff or other
                      authority of competent jurisdiction.
-------------------------------------------------------------------------------------
Investing in          The Pioneer Fund may purchase or sell
Commodities           commodities or contracts related to commodities
                      to the extent permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------
Investing in Real     The Pioneer Fund may not purchase or sell real
Estate                estate except as permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Regions Morgan Keegan Select Money Market Fund
-------------------------------------------------------------------------------------
Diversification of    With respect to securities comprising 75% of the value
Investments           of its total assets, the RMK Fund will not purchase
                      securities of any one issuer (other than cash; cash
                      items; securities issued or guaranteed by the
                      government of the United States or its agencies or
                      instrumentalities and repurchase agreements
                      collateralized by such U.S. government securities; and
                      securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be
                      invested in securities of that issuer, or the Fund would
                      own more than 10% of the outstanding voting
                      securities of that issuer.
-------------------------------------------------------------------------------------
Concentration of      The RMK Fund may not purchase any security if, as a
Investments           result, more than 25% of the Fund's total assets (taken
                      at current value) would be invested in any one industry.
                      This restriction does not apply to U.S. government
                      securities and bank obligations. For purposes of this
                      restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance
                      companies whose financing activities are related
                      primarily to the activities of their parent companies are
                      classified in the industry of their parents.
-------------------------------------------------------------------------------------
Underwriting          The RMK Fund may not act as underwriter, except to
                      the extent that, in connection with the disposition of
                      portfolio securities, it may be deemed to be an
                      underwriter under certain federal securities laws.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      Pioneer Cash Reserves Fund
-------------------------------------------------------------------------------------
Diversification of    No stated policy. However, the Pioneer Fund is
Investments           currently classified as a diversified fund under the
                      1940 Act. This means that the Fund may not
                      purchase securities of any one issuer (other than
                      cash, cash items, securities issued or guaranteed
                      by the U.S. government, its agencies or
                      instrumentalities or any certificate of deposit
                      thereof, and securities of other investment
                      companies) if, as a result, with respect to 75% of
                      the value of its total assets, (a) more than 5% of
                      the value of the Fund's total assets would be
                      invested in securities of that issuer, or (b) the
                      Fund would hold more than 10% of the
                      outstanding voting securities of that issuer. The
                      1940 Act requires any change from diversified to
                      non-diversified status of a fund to be approved in
                      advance by fund shareholders.
-------------------------------------------------------------------------------------
Concentration of      Except as permitted by exemptive or other relief
Investments           or permission from the SEC, SEC staff or other
                      authority of competent jurisdiction, the Pioneer
                      Fund may not make any investment if, as a result,
                      the Fund's investments will be concentrated in any
                      one industry, except the Fund may invest without
                      limitation in obligations issued by banks.
-------------------------------------------------------------------------------------
Underwriting          The Pioneer Fund may not engage in the business
                      of underwriting the securities of other issuers
                      except as permitted by (i) the 1940 Act, or
                      interpretations or modifications by the SEC, SEC
                      staff or other authority of competent jurisdiction,
                      or (ii) exemptive or other relief or permission
                      from the SEC, SEC staff or other authority of
                      competent jurisdiction.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                      Regions Morgan Keegan Select Money Market Fund                 Pioneer Cash Reserves Fund
-------------------------------------------------------------------------------------------------------------------
Buying on             The RMK Fund may not purchase securities on margin             No stated fundamental policy.
Margin                (but it may obtain such short-term credits as may be
                      necessary for the clearance of purchases and sales of
                      securities); or make short sales except where, by virtue
                      of ownership of other securities, it has the right to
                      obtain, without payment of further consideration,
                      securities equivalent in kind and amount to those sold,
                      and the Fund will not deposit or pledge more than 10%
                      of its total assets (taken at current value) as collateral for such sales.

                      Except with respect to borrowing money, if a percentage
                      limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any
                      change in value or net assets will not result in a
                      violation of such restriction. For purposes of its policies and limitations, the RMK Fund considers instruments
                      (such as certificates of deposit and demand and time
                      deposits) issued by a U.S. branch of a domestic bank
                      or savings and loan having capital, surplus, and
                      undivided profits in excess of $100,000,000 at the time
                      of investment to be cash items.
-------------------------------------------------------------------------------------------------------------------

               BUYING, SELLING AND EXCHANGING SHARES OF THE FUNDS

     The following is a comparison of how shareholders may buy, sell and exchange shares of the RMK Funds and the Pioneer Funds and how each Fund determines its net asset value.

-------------------------------------------------------------------------------------------------------------------------------
                RMK Funds                                                   Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
Buying shares   You may purchase shares of an RMK Fund by                   You may buy Class A shares and Class C shares,
                contacting a Morgan Keegan & Company, Inc. Financial        as applicable, of a Pioneer Fund from any
                Adviser, a Regions Morgan Keegan Trust Administrator,       investment firm that has a sales agreement with
                or Regions Morgan Keegan Trust. You may locate the          PFD, the Fund's distributor. You can buy Class A
                branch nearest you by visiting the Morgan Keegan &          and Class C shares at the offering price. You can
                Company, Inc. website. You may also purchase shares         buy Class Y shares at net asset value per share.
                through a broker-dealer, investment professional or         PFD may reject any order until it has confirmed
                financial institution which has been authorized to offer    the order in writing and received payment. Each
                shares by Morgan Keegan ("Authorized Dealers").             Pioneer Fund reserves the right to stop offering
                                                                            any class of shares.
                Once you have opened an account, you may
                automatically purchase additional shares on a regular       You may use securities you own to purchase
                basis through the systematic investment program.            shares of the Pioneer Fund provided that Pioneer,
                                                                            in its sole discretion, determines that the
                Initial sales charges may apply to your purchase.           securities are consistent with the Pioneer Fund's
                                                                            objective and policies and their acquisition is in
                Your purchase order must be received by your Morgan         the best interests of the Fund. If the Pioneer Fund
                Keegan & Company, Inc. Financial Advisor, Regions           accepts your securities, they will be valued for
                Morgan Keegan Trust Administrator, or Authorized            purposes of determining (a) the number of
                Dealer by 11:30 a.m. (Central Time) for the Regions         Pioneer Fund shares to be issued to you in the
                Morgan Keegan Select Treasury Money Market Fund             same way the Pioneer Fund will value the
                and the Regions Morgan Keegan Select Money Market           securities for purposes of determining its net
                Fund or before the close of the New York Stock              asset value, with respect to Class A shares and
                Exchange ("NYSE") (normally 4:00 p.m. Eastern Time,         Class C shares and (b) its net asset value.
                3:00 p.m. Central Time) for all other RMK Funds to get
                that day's closing share price. You will receive the next   If you have an existing non-retirement account,
                calculated closing share price if your investment           you may purchase Class A shares and Class C
                professional forwards the order to the RMK Fund on the      shares of the Pioneer Fund by telephone or
                same day and the Fund receives payment on the same          online. Certain IRAs also may use the telephone
                business day (in the case of the Regions Morgan             purchase privilege.
                Keegan Select Treasury Money Market Fund and the
                Regions Morgan Keegan Select Money Market Fund) or          Initial sales charges may apply, and if you invest
                the next business day (for the other RMK Funds). Each       in the Pioneer Fund through investment
                RMK Fund reserves the right to reject any purchase          professionals or other financial intermediaries,
                request.                                                    other conditions, fees, or charges may apply.

                Each RMK Fund maintains policies to deter short-term        If you place an order to purchase shares with the
                trading that may be disruptive to the efficient             transfer agent or an authorized agent by the close
                management of the RMK Funds. These policies may             of regular trading on the NYSE (currently 4:00
                limit your ability to purchase shares.                      p.m. Eastern Time), your transaction will be
                                                                            completed at the share price determined as of the
                                                                            close of trading on the NYSE that day. If your
                                                                            order is placed with the transfer agent after 4:00
                                                                            p.m., or your order is not in good order, your
                                                                            transaction will be completed at the share price
                                                                            next determined after your order is received in
                                                                            good order by the Fund. The authorized agent is
                                                                            responsible for transmitting your order to the
                                                                            Pioneer Fund in a timely manner.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  RMK Funds
-------------------------------------------------------------------------------------------------------------------------------
Minimum initial   Your initial investment must be at least $1,000 for Class
investment        A or Class C shares. The initial investment must be
                  $250 for an IRA or if you are an officer, director,
                  employee or retired employee of Regions or its
                  affiliates, or if you establish a $50 monthly minimum
                  addition to your account through the RMK Fund's
                  Systematic Investment Program. There is no minimum
                  initial investment for Class I shares. Additional
                  investments must be at least $50 for Class A, Class C
                  or Class I shares. Initial and subsequent investments in
                  an IRA established on behalf of a non-working spouse
                  of a shareholder who has an IRA invested in one of the
                  RMK Funds require a minimum amount of only $250. In
                  special circumstances, there minimums may be waived
                  or lowered at the RMK Fund's discretion.
-------------------------------------------------------------------------------------------------------------------------------
Maximum           Shares of an RMK Fund are not subject to a maximum
purchase          purchase amount.
amounts
-------------------------------------------------------------------------------------------------------------------------------
                  Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
                  Each Pioneer Fund has policies and procedures
                  with respect to frequent purchases and
                  redemptions of Pioneer Fund shares by Pioneer
                  Fund investors, which may limit your ability to
                  purchase shares. Frequent trading into and out of
                  a Pioneer Fund can disrupt portfolio management
                  strategies, harm Pioneer Fund performance by
                  forcing the Pioneer Fund to hold excess cash or
                  to liquidate certain portfolio securities prematurely
                  and increase expenses for all investors.
-------------------------------------------------------------------------------------------------------------------------------
Minimum initial   Your initial investment must be at least $1,000 for
investment        Class A or Class C shares, and $5 million for
                  Class Y shares. The initial investment amount for
                  Class Y shares may be invested in one or more of
                  the Pioneer mutual funds that currently offer
                  Class Y shares. Additional investments must be at
                  least $100 for Class A shares and $500 for Class
                  C shares. There is no minimum additional
                  investment amount for Class Y shares. You may
                  qualify for lower initial or subsequent investment
                  minimums if you are opening a retirement plan
                  account, establishing an automatic investment
                  plan or placing your trade through your
                  investment firm. The Pioneer Fund may waive the
                  initial or subsequent investment minimums.
-------------------------------------------------------------------------------------------------------------------------------
 Maximum          Purchases of fund shares are limited to $499,999
 purchase         for Class C shares. Class A shares and Class Y
 amounts          shares are not subject to a maximum purchase
                  amount. These limits are applied on a per
                  transaction basis.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
             RMK Funds                                                 Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
Exchanging   You may exchange shares of the RMK Fund into shares       You may exchange your shares for shares of the
shares       of the same class of any series of the RMK Trust          same class of another Pioneer mutual fund. Your
             without paying a sales charge or a contingent deferred    exchange request must be for at least $1,000.
             sales charge by calling or writing to Morgan Keegan,      Each Pioneer Fund allows you to exchange your
             the RMK Trust or an Authorized Dealer, as appropriate.    shares at net asset value without charging you
             Shares of any series of the RMK Trust may be acquired     either an initial or contingent deferred shares
             in exchange for shares of the same class of any other     charge at the time of the exchange. Shares you
             series of the RMK Trust, other than shares of Regions     acquire as part of an exchange will continue to be
             Morgan Keegan Select Treasury Money Market Fund or        subject to any contingent deferred sales charge
             Regions Morgan Keegan Select Money Market Fund on         that applies to the shares you originally
             which no sales charge has been paid, without paying a     purchased. When you ultimately sell your shares,
             sales charge or a contingent deferred sales charge in     the date of your original purchase will determine
             the same manner. The date of original purchase of         your contingent deferred sales charge.
             exchanged Class C shares will be used for purposes of
             calculating the contingent deferred sales charge
             imposed upon redemption of exchanged-for-shares. You
             may exchange Class C shares of an RMK Fund with
             Class A shares of Regions Morgan Keegan Select
             Treasury Money Market Fund or Regions Morgan
             Keegan Select Money Market Fund since there are no
             Class C shares offered by these RMK Funds.

             To exchange shares, you must:

             o meet any minimum initial investment requirements;
               and

             o receive a prospectus for the RMK Fund into which
               you wish to exchange.

             To request an exchange, call or write to your investment
             professional, as appropriate.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                 RMK Funds                                                   Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
Selling shares   You may redeem your shares through Morgan Keegan            Subject to certain conditions, you may be able to
                 & Company, Inc., your Morgan Keegan & Company, Inc.         redeem your shares by phone, mail, or fax or
                 Financial Advisor, your Authorized Dealer, or your local    online.
                 Regions Morgan Keegan Trust Administrator. You
                 should note that redemptions will be made only on days      If you place an order to sell shares of a Pioneer
                 when an RMK Fund computes its net asset value. When         Fund with the transfer agent or an authorized
                 your redemption request is received in proper form, it is   agent by the close of regular trading on the NYSE
                 processed at the next determined net asset value.           (currently 4:00 p.m. Eastern Time), your
                                                                             transaction will be completed at the share price
                 Subject to certain conditions, you may be able to           determined as of the close of trading on the NYSE
                 redeem your shares by mail, phone, exchange, or             that day. If your order is placed with the transfer
                 systematic withdrawal.                                      agent after 4:00 p.m., or your order is not in
                                                                             good order, your transaction will be completed at
                 Redemption requests for the RMK Funds must be               the share price next determined after your order
                 received by 11:30 a.m. (Central Time) for the Regions       is received in good order by the Fund. The
                 Morgan Keegan Select Treasury Money Market Fund             authorized agent is responsible for transmitting
                 and the Regions Morgan Keegan Select Money Market           your order to the Pioneer Fund in a timely manner.
                 Fund or before the close of the NYSE (normally 4:00
                 p.m. Eastern Time, 3:00 p.m. Central Time) for all other    If the shares you are selling are subject to a
                 RMK Funds in order for shares to be redeemed at that        deferred sales charge, it will be deducted from the
                 day's closing share price. Requests received after these    sale proceeds.
                 times on any business day will be executed the
                 following business day, at that day's closing share price.  In some circumstances, redemption requests must be in writing and bear signature guarantees.
                 In some circumstances, redemption requests must be in
                 writing and bear signature guarantees.                      Additional conditions may also apply to
                                                                             redemptions involving excessive trading or
                 Sales charges may apply when redeeming Class A and          systematic withdrawal plans.
                 Class C shares.
                                                                             With respect to your Class A shares and Class C
                 Additional conditions may also apply to redeeming           shares, if you have an eligible non-retirement
                 recently purchased shares, the availability of redemption   account, you may sell up to $100,000 per account
                 proceeds, and in-kind redemptions.                          per day by telephone or online and you may sell
                                                                             shares of the Pioneer Fund held in a retirement
                                                                             plan account by telephone only if your account is
                                                                             an eligible IRA (tax penalties may apply).
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                   RMK Funds                                                   Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
Net asset value    The net asset value for each class of an RMK Fund's         Each Pioneer Fund's net asset value is the value
                   shares is computed by subtracting the liabilities from      of its securities plus any other assets minus its
                   the total assets attributable to each class of shares and   operating expenses and other liabilities. Each
                   dividing the result by the number of shares outstanding.    Pioneer Fund calculates a net asset value for each
                   Each RMK Fund calculates its net asset value as of the      class of shares every day the NYSE is open when
                   close of regular trading (approximately 4:00 p.m.           regular trading closes (normally 4:00 p.m. Eastern
                   Eastern Time, or any earlier NYSE closing time that day)    Time). Pioneer Treasury Reserves Fund and
                   on each day the NYSE is open for trading.                   Pioneer Cash Reserves Fund also calculate a net
                                                                               asset value for each class of shares at 2:00 p.m.,
                                                                               Eastern Time, every day the NYSE is open.

                                                                               You buy or sell shares at the share price. When
                                                                               you buy Class A shares, you pay an initial sales
                                                                               charge unless you qualify for a waiver or reduced
                                                                               sales charge. When you call Class C shares, you
                                                                               may pay a contingent deferred sales charge
                                                                               depending on how long you have owned your
                                                                               shares.
-------------------------------------------------------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

Indemnification

     Regions has separately agreed with the RMK Trust that for a period of six years, if indemnification from the assets of the RMK Funds or liability insurance is not otherwise available to current and former Independent RMK Trustees, Regions will indemnify and hold them harmless to the same extent as such Trustees would have been indemnified under the RMK Trust's declaration of trust and bylaws up to an aggregate amount of $10 million.

Section 15(f) Safe Harbor

     MAM and Pioneer have agreed to use their commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The RMK Trustees considered that RMK Fund shareholders would experience higher sales loads in certain circumstances. The RMK Trustees were advised that MAM and Pioneer were not aware of any circumstances relating to the Reorganizations that might result in the imposition of such an "unfair burden" on any RMK Fund as a result of the transaction between Pioneer and MAM. Second, during the three-year period immediately following the transaction, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Pioneer Funds' Boards of Trustees will satisfy this condition at the time of the Reorganizations.

Purchase of Certain Securities by Regions

     Currently, each of Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Fixed Income Fund, and Regions Morgan Keegan Select Limited Maturity Fixed Income Fund (together, the "Securities Lending Funds") participate in a securities lending program (the "Program") administered by The Bank of New York Mellon Corporation ("BNY Mellon"). As part of this program, BNY Mellon facilitates the lending of securities owned by the Securities Lending Funds to third parties. In connection with the Program, the Securities Lending Funds are investors in BNY Institutional Cash Reserves Fund (the "BNY Fund"), an unregistered money market investment fund managed by the Bank of New York Mellon. The BNY Fund provides a short-term investment vehicle for the cash collateral received by the Securities Lending Funds and other participants in securities lending transactions under the Program.

     The fixed-income securities currently held by the BNY Fund include (i) a promissory note issued by Whistlejacket Capital Ltd. or certain of its affiliates (as successor-in-interest to White Pine Finance, LLC), due March 12, 2008 (the "Whistlejacket Security") and (ii) certain floating rate debt securities of Lehman Brothers Holdings Incorporated, maturing on October 14, 2008 and October 22, 2008, respectively (the "Lehman Securities" and, together with the Whistlejacket Security, the "Securities"). Each issuer of the Securities has filed for bankruptcy protection and thereby defaulted under the terms of its respective Security. Consequently, the market value of each Security has decreased substantially below its par value and the Securities have become substantially illiquid.

     In response to these events, BNY Mellon has undertaken to provide certain limited capital support for the BNY Fund or, alternatively, directly to each investor in the BNY Fund (each, an "Investor") in respect of the Whistlejacket Security, and to offer certain limited capital support in respect of the Lehman Securities, in each case to the extent of such Investor's indirect, proportionate interest in each Security, subject to certain terms and conditions. In respect of the Whistlejacket Security, BNY Mellon has undertaken to provide capital support such that the Securities Lending Funds would recover approximately 100% of their respective proportionate share of the par value of the Whistlejacket Security (the "Whistlejacket Support"). In respect of the Lehman Securities, BNY Mellon has undertaken to provide capital support such that the Securities Lending Funds would recover at least 80% of their respective proportionate share of the par value of the Lehman Securities (the "Lehman Support").

     The Pioneer Funds do not participate in the Program. For that reason, the Securities Lending Funds will exit the Program prior to the Reorganizations and redeem their interests in the BNY Fund for cash, except in respect of that portion of the net asset value redeemed that represents the Whistlejacket Security and the Lehman Securities. These assets will be redeemed for in-kind proceeds consisting of a proportionate share of the Whistlejacket Security and the Lehman Securities pursuant to the terms of the Whistlejacket Support and the Lehman Support.

     Under the terms of the Lehman Support, the Lehman Support will be lost immediately upon the Securities Lending Funds' withdrawal from the Program. In the case of the Whistlejacket Security, while the Whistlejacket Support continues after withdrawal from the Program (subject to certain terms and conditions), the benefit of such support in these circumstances effectively would not, because Pioneer has informed Regions and MAM that the Pioneer Funds would not accept the Whistlejacket Security as part of the Reorganizations. Pioneer also has informed Regions and MAM that the Pioneer Funds would not accept the Lehman Securities as part of the Reorganizations.

     In order to make the impact of withdrawing from the Program neutral to the Securities Lending Funds, Regions has undertaken to purchase the Securities from the Securities Lending Funds at such time as such Securities are delivered to the Securities Lending Funds in connection with the Securities Lending Funds' withdrawal from the Program, on terms that would give the Securities Lending Funds current value equal to or better than the realizable value of the Securities as accompanied by the Whistlejacket Support and Lehman Support. Specifically, Regions will purchase each Securities Lending Fund's proportionate share of the Whistlejacket Security at 100% of par value, and each Securities Lending Fund's proportionate share of the Lehman Securities at 80% of par value. Regions also has undertaken that if the aggregate amount ultimately realized by Regions in respect of the Securities is more than the sum of (a) any purchase price paid to a Securities Lending Fund by Regions for such Securities and (b) any income due on such Securities from and after the date that Regions purchase such Securities from a Securities Lending Fund, at the rate(s) specified in the applicable Securities, Regions will remit such excess amount (after deducting all reasonable expenses, if any, incurred in connection with the recovery) promptly to the Securities Lending Fund. Notwithstanding anything to the contrary herein, the foregoing obligation of Regions to purchase the Securities will be conditioned upon the receipt from the SEC of "no-action" or other appropriate relief under the 1940 Act that would permit such purchase of the Securities, provided that, in the event that such relief is not forthcoming, Regions will use its best efforts to make alternative arrangements designed to provide equivalent value to each Securities Lending Fund consistent with applicable laws and regulations.

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer oversees each Pioneer Fund's operations and is responsible for the day-to-day management of each Fund's portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2008, assets under management were approximately $206 billion worldwide, including over $50 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of each Pioneer Fund's investment adviser and sub-adviser, if any, and determining whether to approve and renew each Pioneer Fund's investment management agreement and any sub-advisory agreement. Each Pioneer Fund entered into an amended and restated management agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as each Fund's investment adviser.

     As each Pioneer Fund's investment adviser, Pioneer provides each Fund with investment research, advice and supervision and furnishes an investment program for the Fund consistent with the Fund's investment objective and policies, subject to the supervision of the Fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund's securities transactions, and reports to the Trustees on the Fund's investments and performance.

     The Trustees' approval of and the terms, continuance and termination of the amended and restated management agreement are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the amended and restated management agreement, Pioneer assumes no responsibility other than to render the services called for under the amended and restated management agreement, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the Fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the amended and restated management agreement. The amended and restated management agreement requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the amended and restated management agreement, and except as specifically stated therein, Pioneer is not responsible for any of the Pioneer Funds' ordinary and extraordinary expenses.

     Pioneer has received an order from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees, to hire and terminate a sub-adviser or to materially modify an existing sub-advisory contract for each Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any sub-adviser. To the extent that the SEC adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a sub-adviser or to materially modify an existing sub-advisory contract for each Pioneer Fund without shareholder approval.

Distributor and Transfer Agent

     PFD is each Pioneer Fund's distributor. Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is each Pioneer Fund's transfer agent. Each Pioneer Fund compensates PFD and the transfer agent for their services. PFD and the transfer agent are affiliates of Pioneer.

Disclosure of Portfolio Holdings

     Each Pioneer Fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerinvestments.com.

Buying, Exchanging and Selling Shares of the Pioneer Funds

     Net Asset Value. If a Reorganization is approved, the applicable Pioneer Fund will issue to the corresponding RMK Fund the number of Pioneer Fund shares, including fractional shares, of each class with an aggregate net asset value equal to the net asset value of the RMK Fund attributable to the corresponding class of the RMK Fund's shares. The net asset value per share of each class of each Pioneer Fund shall be determined using the Pioneer Funds' valuation procedures. The number of shares of the Pioneer Fund to be issued in exchange for the RMK Fund's assets shall be determined, with respect to each class, by dividing the RMK Fund's net assets with respect to that class by the net asset value per share of the corresponding class of the Pioneer Fund. The number of full and fractional shares of a Pioneer Fund to be received by each corresponding RMK Fund shareholder in a Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the RMK Fund held by such shareholder on the Closing Date.

     Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the NYSE is open when regular trading closes (normally 4:00 p.m. Eastern time). Pioneer Treasury Reserves Fund and Pioneer Cash Reserves Fund (the "Pioneer Money Market Funds") also calculate a net asset value for each class of shares at 2:00 p.m. Eastern Time every day the NYSE is open.

All Pioneer Funds that are not Pioneer Money Market Funds

     Each Pioneer Fund, other than Pioneer Treasury Reserves Fund and Pioneer Cash Reserves Fund (together, the "Pioneer Money Market Funds"), generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund uses a security's fair value. All methods of determining the value of a security used by a Pioneer Fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees of the Pioneer Funds. The use of fair value pricing by a Pioneer Fund may cause the net asset value of the Fund's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the Pioneer Funds rely upon securities prices provided by pricing services.

     Each Pioneer Fund, other than the Pioneer Money Market Funds, uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a Pioneer Fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the Pioneer Fund determines its net asset value. In those circumstances when the Pioneer Fund believes the price of the security may be affected, the Fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the Pioneer Fund could change on a day investors cannot buy or sell shares of the Fund.

     Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. Each Pioneer Fund, other than the Pioneer Money Market Funds, uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each Pioneer Fund, other than the Pioneer Money Market Funds, values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by a Pioneer Fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that a Pioneer Fund, other than the Pioneer Money Market Funds, invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the Funds. The prospectuses of these Pioneer Funds explain the circumstances under which the Funds will use fair value pricing and the effects of using fair value pricing.

     You buy or sell shares at the share price. When you buy Class A shares of any Pioneer Fund, except any Pioneer Money Market Fund, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class C shares, or Class A shares under certain circumstances, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

Pioneer Money Market Funds

     Each Pioneer Money Market Fund generally values its portfolio securities using the amortized cost method. This valuation method assumes a steady rate of amortization of any premium or discount from the date of purchase until the maturity of each security.

     You buy or sell shares at the share price. When you buy Class A shares of any Pioneer Money Market Fund, you do not pay an initial sales charge.

     Share price. Share price is the net asset value per share next calculated after a transaction.

     Distribution and Service Plans. Each Pioneer Fund has adopted a distribution plan for its Class A shares in accordance with Rule 12b-1 under the 1940 Act. Under each plan, a Pioneer Fund pays distribution and service fees to PFD. Because these fees are an ongoing expense of a Pioneer Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

     Additional Payments to Financial Intermediaries. There are two principal ways you compensate the financial intermediary through which you buy shares of each Pioneer Fund -- directly, by the payment of sales commissions, if any; and indirectly, as a result of the Pioneer Fund paying Rule 12b-1 fees.

     Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer Funds over other mutual funds or assist the distributor in its efforts to promote the sale of a Pioneer Fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

     Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer Funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

     Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer Funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

     Pioneer may benefit from revenue sharing if the intermediary features the Pioneer Funds in its sales system (such as by placing certain Pioneer Funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer Funds or retain shares of the Pioneer Funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer Funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary may exceed the intermediary's costs.

     The compensation that Pioneer pays to financial intermediaries is discussed in more detail in each Pioneer Fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this Proxy Statement/Prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer Funds, as well as about fees and/or commissions it charges.

     Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer Funds. If your intermediary provides these services, Pioneer or the Pioneer Funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer Funds.

     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in a Pioneer Fund's prospectus. Ask your investment professional for more information. With respect to Class Y shares, if you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account application and an account number.

     If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by a Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the transfer agent for account applications, account options forms and other account information:

  PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
  P.O. Box 55014
  Boston, Massachusetts 02205-5014
  Telephone: 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell Pioneer Fund shares online. Your investment firm may also be able to buy, exchange or sell your Pioneer Fund shares online.

     To establish online transaction privileges:

     o for new accounts, complete the online section of the account application

     o for existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order to purchase, exchange, or sell shares with the transfer agent or a broker-dealer, your investment firm or plan administrator by the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) (except for orders with respect to the Pioneer Funds received by 2:00 p.m. meeting the requirements referenced below), your transaction will be completed at the share price determined as of the close of regular trading on the NYSE on that day. If your order is placed with the transfer agent or a broker-dealer, your investment firm or plan administrator after the close of regular trading on the NYSE, or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the Pioneer Fund. Your investment firm or plan administrator is responsible for transmitting your order to the Pioneer Fund in a timely manner.

     On any day that the money markets in which a Pioneer Fund invests close early, such as days in advance of holidays or in the event of an emergency, such Fund reserves the right to advance the time when the Fund's share price is determined (and by which transaction orders must be received) to the closing time of the markets. You begin earning dividends on the first business day after the Pioneer Fund is credited with same day funds for your purchase. However, if your purchase order is received by the Pioneer Fund by 2:00 p.m. with payment through same-day wire meeting the requirements referenced below, you also will receive dividends declared that day. There are special requirements if you wish to purchase Pioneer Fund shares by wire, have your order executed at 2:00 p.m. and receive dividends for that day. You or your investment firm must contact the Pioneer Fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved. Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank.

     Good order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

     o    Are selling over $100,000 or exchanging over $500,000 worth of shares

     o    Changed your account registration or address within the last 30 days

     o Instruct the transfer agent to mail the check to an address different from the one on your account

     o Want the check paid to someone other than the account's record owner(s)

     o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

     Transaction Limitations. Your transactions are subject to certain limitations, including the limitation on the purchase of the Pioneer Fund's shares within 30 calendar days of a redemption. See "Excessive Trading" below.

     Buying Pioneer Fund Shares. You may buy shares of a Pioneer Fund from any investment firm that has a sales agreement with PFD. Participants in retirement plans generally must contact the plan's administrator to purchase shares.

     You can buy Class A shares and Class C shares of each Pioneer Fund at the offering price. You can buy Class Y shares of each Pioneer Fund at net asset value per share. PFD may reject any order until it has confirmed the order in writing and received payment. Each Pioneer Fund reserves the right to stop offering any class of shares.

     You may use securities you own to purchase shares of a Pioneer Fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the Fund's investment objective and policies and their acquisition is in the best interests of the Fund. If a Pioneer Fund accepts your securities, they will be valued for purposes of determining the number of Fund shares to be issued to you in the same way the Fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase Fund shares for cash in an amount equal to the value of the Fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of Fund shares with securities.

     Minimum Investment Amounts. Your initial investment for Class A shares and Class C shares must be at least $1,000, and for Class Y shares must be at least $5,000,000. The minimum investment amount with respect to Class Y shares may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. There is no minimum additional investment amount for Class Y shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.

     Maximum Purchase Amounts. Purchases of Pioneer Fund shares are limited to $499,999 for Class C shares. These limits are applied on a per transactions basis. Class A shares and Class Y shares are not subject to a maximum purchase amount.

     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000.

     Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes. Shares you acquire as part of an exchange and shares your acquire as a result of this Reorganization will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

     Before you request an exchange, consider each Pioneer Fund's investment objective and policies as described in the relevant Pioneer Fund's prospectus(es).

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after a Pioneer Fund or its authorized agent receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You generally will have to pay federal income taxes on a sale or an exchange or any distributions received in cash or additional shares.

-------------------------------------------------------------------------------------------------------------------------------
                                                 Buying Shares                                  Exchanging Shares
-------------------------------------------------------------------------------------------------------------------------------
 Through Your Investment Firm   Normally, your investment firm will send your      Normally, your investment firm will send your
                                purchase request to PFD and/or the Pioneer         exchange request to the Pioneer Funds'
                                Funds' transfer agent.                             transfer agent.

                                CONSULT YOUR INVESTMENT PROFESSIONAL               CONSULT YOUR INVESTMENT
                                FOR MORE INFORMATION.                              PROFESSIONAL FOR MORE INFORMATION
                                                                                   ABOUT EXCHANGING YOUR SHARES.
                                Your investment firm may receive a
                                commission from PFD for your purchase of
                                Pioneer Fund shares, and may receive
                                additional compensation from Pioneer, for your
                                purchase of Pioneer Fund shares.
-------------------------------------------------------------------------------------------------------------------------------
 By Phone or Online             You can use the telephone or online privilege if   After you establish your eligible Pioneer Fund
                                you have an existing non-retirement account.       account, you can exchange Pioneer Fund
                                Certain IRAs can use the telephone purchase        shares by phone or online if:
                                privilege. If your account is eligible, you can
                                purchase additional Pioneer Fund shares by         o You are exchanging into an existing account
                                phone or online if:                                  or using the exchange to establish a new
                                                                                     account, provided the new account has a
                                o You established your bank account of record        registration identical to the original account
                                  at least 30 days ago
                                                                                   o The Pioneer Fund into which you are
                                o Your bank information has not changed for          exchanging offers the same class of shares
                                  at least 30 days
                                                                                   o You are not exchanging more than
                                o You are not purchasing more than $100,000          $500,000 worth of shares per account per day
                                  worth of shares per account per day
                                o You can provide the proper account               o You can provide the proper account
                                  identification information                         identification information
                                o When you request a telephone or online
                                  purchase, the transfer agent will
                                  electronically debit the amount of the
                                  purchase from your bank account of record.
                                  The transfer agent will purchase Pioneer
                                  Fund shares for the amount of the debit at
                                  the offering price determined after the
                                  transfer agent receives your telephone or
                                  online purchase instruction and good funds.
                                  It usually takes three business days for the
                                  transfer agent to receive notification from
                                  your bank that good funds are available in
                                  the amount of your investment.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                            Buying Shares                          Exchanging Shares
-------------------------------------------------------------------------------------------------------------------------------
 By Wire   If you have an existing Class Y account, you
           may wire funds to purchase Class Y shares.
           Note, however, that:

           o State Street Bank must receive your wire no later than 11:00 a.m. Eastern Time on the business day after the Pioneer Fund receives your request to purchase shares

           o If State Street Bank does not receive your wire by 11:00 a.m. Eastern Time on the next business day, your transaction will be canceled at your expense and risk

           o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank

           o Wire transfers may be restricted on holidays and at certain other times

           Instruct your bank to wire funds to:

           Receiving Bank:
            State Street Bank and Trust Company
            225 Franklin Street
            Boston, MA 02101
            ABA Routing No. 011000028

           For further credit to:
            Shareholder Name
            Existing Pioneer Account No.
            Name of Pioneer Fund
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                   Buying Shares
-------------------------------------------------------------------------------------------------------------------------------
 In Writing, By Mail or By Fax   You can purchase Pioneer Fund shares for an
                                 existing fund account by mailing a check to the
                                 transfer agent. Make your check payable to the
                                 Pioneer Fund. Neither initial nor subsequent
                                 investments should be made by third party
                                 check. Your check must be in U.S. dollars and
                                 drawn on a U.S. bank. Include in your
                                 purchase request the Pioneer Fund's name, the
                                 account number and the name or names in the
                                 account registration.

                                 If you are registering an account in the name of a corporation or other fiduciary, you must send your completed account set-up forms to the transfer agent prior to making your initial purchase.



-------------------------------------------------------------------------------------------------------------------------------
                                                 Exchanging Shares
-------------------------------------------------------------------------------------------------------------------------------
 In Writing, By Mail or By Fax   You can exchange Pioneer Fund shares by
                                 mailing or faxing a letter of instruction to
                                 the transfer agent. You can exchange Pioneer
                                 Fund shares directly through a Pioneer Fund
                                 only if your account is registered in your
                                 name. However, you may not fax an exchange
                                 request for more than $500,000 ($5 million
                                 with respect to Class Y shares). Include in
                                 your letter:

                                 o The name, social security number and
                                   signature of all registered owners

                                 o A signature guarantee for each registered
                                   owner if the amount of the exchange is
                                   more than $500,000 ($5 million with
                                   respect to Class Y shares)

                                 o The name of the Pioneer Fund out of which
                                   you are exchanging and the name of the
                                   Pioneer Fund into which you are exchanging

                                 o The class of shares you are exchanging

                                 o The dollar amount or number of shares
                                   your are exchanging

-------------------------------------------------------------------------------------------------------------------------------
                          Selling Shares                                              How to Contact Pioneer
-------------------------------------------------------------------------------------------------------------------------------
 Normally, your investment firm will send your request to sell    BY PHONE
 shares to the Pioneer Funds' transfer agent.
                                                                  For information or to request a telephone transaction between
 CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE                    8:00 a.m. and 7:00 p.m. (Eastern Time) by speaking with a
 INFORMATION.                                                     shareholder services representative call 1-800-225-6292

 Each Pioneer Fund has authorized PFD to act as its agent in      To request a transaction using FactFone(SM) call 1-800-225-4321
 the repurchase of Pioneer Fund shares from qualified             Telecommunications Device for the Deaf (TDD) 1-800-225-1997
 investment firms. Each Pioneer Fund reserves the right to
 terminate this procedure at any time.
-------------------------------------------------------------------------------------------------------------------------------
 IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU              BY MAIL
 MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY                   Send your written instructions to:
 PHONE OR ONLINE. You may sell Pioneer Fund shares held in        Pioneer Investment Management Shareholder Services, Inc.
 a retirement plan account by phone only if your account is an    P.O. Box 55014
 eligible IRA (tax penalties may apply). You may not sell your    Boston, Massachusetts 02205-5014
 shares by phone or online if you have changed your address
 (for checks) or your bank information (for wires and transfers)  PIONEER WEBSITE
 in the last 30 days.                                             www.pioneerinvestments.com

                                                                  BY FAX
 You may receive your sale proceeds:                              Fax your exchange and sale requests to: 1-800-225-4240

 o By check, provided the check is made payable exactly as your account is registered

 o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                         Selling Shares                              How to Contact Pioneer
-------------------------------------------------------------------------------------------------------------------------------
 You can sell some or all of your Pioneer Fund shares by
 WRITING DIRECTLY TO A PIONEER FUND only if your account
 is registered in your name. Include in your request your name, your social security number, the Pioneer Fund's name, your
 Fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold, and any other
 applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

 You may sell up to $100,000 per account per day by fax.
-------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o    Requesting certain types of exchanges or sales of Pioneer Fund shares

     o    Redeeming shares for which you hold a share certificate

     o    Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized understate law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

     The Pioneer Funds generally will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The Pioneer Funds may accept other forms of guarantee from financial intermediaries in limited circumstances.

     Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

     Distribution Options. Each Pioneer Fund offers three distribution options. Any Pioneer Fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

     (1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Pioneer Fund will automatically be invested in additional Pioneer Fund shares.

     (2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

     (3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

     If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the Pioneer Fund may reinvest the amount in additional shares of the Pioneer Fund instead of sending a check. Additional shares of the Pioneer Fund will be purchased at the then current net asset value.

     Directed Dividends. You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

     Excessive Trading. Frequent trading into and out of a Pioneer Fund can disrupt portfolio management strategies, harm a Pioneer Fund's performance by forcing a Pioneer Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Pioneer Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Each Pioneer Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pioneer Fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     Each Pioneer Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of a Pioneer Fund's shares by a Pioneer Fund's investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Pioneer Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of a Pioneer Fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pioneer Fund may be adversely affected. Frequently, a Pioneer Fund's shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

     Each Pioneer Fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. Each Pioneer Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Pioneer Fund believes are requested on behalf of market timers. Each Pioneer Fund reserves the right to reject any purchase request by any investor or financial institution if a Pioneer Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to such Pioneer Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in a Pioneer Fund. Each Pioneer Fund and its shareholders do not incur any gain or loss as a result of a rejected order. Each Pioneer Fund may impose further restrictions on trading activities by market timers in the future. Each Pioneer Fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

     To limit the negative effects of excessive trading on a Pioneer Fund, each Pioneer Fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a Pioneer Fund, that investor shall be prevented (or "blocked") from purchasing shares of that Pioneer Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Code or employee benefit plans, scheduled (Section 72(t) of the Code election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, or to transactions by other Pioneer Funds that invest in that Pioneer Fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.

     We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the Pioneer Funds' policy described above or their own policies or restrictions designed to limit excessive trading of Pioneer Fund shares. However, we do not impose this policy at the omnibus account level.

     Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each Pioneer Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

     Telephone and Website Access. You may have difficulty contacting a Pioneer Fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or internet service. On NYSE holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to reach a Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

     Share Certificates. The Pioneer Funds do not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

     Other Policies. Each Pioneer Fund and PFD reserve the right to:

     o reject any purchase or exchange order for any reason, without prior notice

     o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Pioneer Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

     o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the SEC

     Each Pioneer Fund reserves the right to:

     o suspend transactions in shares when trading on the NYSE is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for the Pioneer Fund to sell or value its portfolio securities

     o redeem in kind by delivering to you portfolio securities owned by the Pioneer Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

     o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The Pioneer Fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

     Dividends and Capital Gains. Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income in December. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that such Pioneer Fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

     Taxes. For U.S. federal income tax purposes, distributions from a Pioneer Fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates depending upon their source and other factors. Distributions from a Pioneer Fund's net short-term capital gains are taxable as ordinary income. Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2010, if so designated by a Pioneer Fund and certain other conditions, including holding period requirements, are met by the Pioneer Fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

     "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Pioneer Fund receives in respect of stock of certain foreign corporations may be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market.

     A portion of dividends received from a Pioneer Fund (but none of the Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

     If a Pioneer Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

     When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. If you are neither a citizen nor a resident of the United States, the Pioneer Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on certain taxable dividends and other payments (but not on distributions of net capital gains).

     You must provide your social security number or other taxpayer identification number to the applicable Pioneer Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Fund will withhold 28% "backup withholding" tax from your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

     You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the Pioneer Funds. You may also consult the applicable Pioneer Fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the Fund and its shareowners.

                             FINANCIAL HIGHLIGHTS

     The following tables show the financial performance of each Pioneer Fund for the past five fiscal years and, if applicable, for any recent semiannual period (or the period during which each Pioneer Fund has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in Class A or Class Y shares of the applicable Pioneer Fund (assuming reinvestment of all dividends and distributions). No financial highlights are provided for Pioneer Select Mid Cap Growth Fund, Pioneer Growth Fund and Pioneer Intermediate Tax Free Income Fund because each such Fund is newly-organized and has not yet offered shares. For financial statement purposes, (i) with respect to Pioneer Select Mid Cap Growth Fund, Regions Morgan Keegan Select Mid Cap Growth Fund will be the accounting survivor of the Reorganization, (ii) with respect to Pioneer Growth Fund, Regions Morgan Keegan Select Growth Fund will be the accounting survivor of the Reorganization, and (iii) with respect to Pioneer Intermediate Tax Free Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund will be the accounting survivor of the Reorganization. As the accounting survivor, each such RMK Fund's operating history will be used for financial reporting purposes after the consummation of each applicable Reorganization.

     The information below, except for the financial highlights for the six months ended December 31 and indicated below, has been audited by Ernst & Young LLP, each Pioneer Fund's independent registered public accounting firm, whose report is included in each Fund's annual report along with the Fund's financial statements. Each annual report is available upon request.

Pioneer Fund -- Class A shares

                                                             Year Ended     Year Ended   Year Ended     Year Ended     Year Ended
                                                              12/31/08       12/31/07     12/31/06       12/31/05       12/31/04
Class A                                                   --------------- ------------   ------------ -------------- -------------
Net asset value, beginning of period                        $    46.32      $    48.10   $    44.21     $    42.06     $    38.00
                                                            ----------      ----------    ---------     ----------     ----------
Increase from investment operations:
 Net investment income                                      $     0.45      $     0.41   $     0.43     $     0.37     $     0.35
 Net realized and unrealized gain (loss) on investments         (16.33)           1.79         6.72           2.31           4.05
                                                            ----------      ----------    ---------     ----------     ----------
  Net increase (decrease) from investment operations        $   (15.88)     $     2.20   $     7.15     $     2.68     $     4.40
Distributions to shareowners:
 Net investment income                                           (0.45)          (0.41)       (0.43)         (0.39)         (0.34)
 Net realized gain                                               (0.86)          (3.57)       (2.83)         (0.14)            --
                                                            ----------      ----------   ----------     ----------     ----------
Net increase (decrease) in net asset value                  $   (17.19)     $    (1.78)  $     3.89     $     2.15     $     4.06
                                                            ----------      ----------   ----------     ----------     ----------
Net asset value, end of period                              $    29.13      $    46.32   $    48.10     $    44.21     $    42.06
                                                            ==========      ==========   ==========     ==========     ==========
Total return*                                                   (34.38)%          4.71%       16.39%          6.40%         11.64%
Ratio of net expenses to average net assets+                      1.19%           1.09%        1.11%          1.08%          1.06%
Ratio of net investment income to average net assets+             1.11%           0.81%        0.90%          0.88%          0.90%
Portfolio turnover rate                                             11%             10%           9%            13%            14%
Net assets, end of period (in thousands)                    $3,767,132     $ 6,299,615   $6,681,712     $5,648,986     $5,626,270
Ratios with reductions for fees paid indirectly:
 Net expenses                                                     1.18%           1.08%        1.10%          1.08%          1.06%
 Net investment income                                            1.12%           0.82%        0.91%          0.88%          0.90%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

Pioneer Fund -- Class C shares

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/08     12/31/07     12/31/06     12/31/05     12/31/04
Class C                                                   ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of period                        $  44.55     $  46.44     $  42.78     $  40.73    $  36.84
                                                            --------     --------     --------     --------    --------
Increase from investment operations:
 Net investment income                                      $   0.13     $   0.02     $   0.06     $   0.04    $   0.04
 Net realized and unrealized gain (loss) on investments       (15.70)        1.72         6.52         2.22        3.91
                                                            --------     --------     --------     --------    --------
  Net increase (decrease) from investment operations        $ (15.57)    $   1.74     $   6.58     $   2.26    $   3.95
Distributions to shareowners:
 Net investment income                                        ( 0.16)       (0.06)       (0.09)       (0.07)      (0.06)
 Net realized gain                                            ( 0.86)       (3.57)       (2.83)       (0.14)         --
                                                            --------     --------     --------     --------    --------
Net increase (decrease) in net asset value                  $ (16.59)    $  (1.89)    $   3.66     $   2.05    $   3.89
                                                            --------     --------     --------     --------    --------
Net asset value, end of period                              $  27.96     $  44.55     $  46.44     $  42.78    $  40.73
                                                            ========     ========     ========     ========    ========
Total return*                                                 (34.91)%       3.88%       15.52%        5.55%      10.74%
Ratio of net expenses to average net assets+                    1.97%        1.88%        1.89%        1.87%       1.84%
Ratio of net investment income to average net assets+           0.32%        0.02%        0.12%        0.09%       0.11%
Portfolio turnover rate                                           11%          10%           9%          13%         14%
Net assets, end of period (in thousands)                    $169,362     $296,094     $309,868     $292,453    $313,420
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   1.97%        1.87%        1.88%        1.87%       1.84%
 Net investment income                                          0.32%        0.03%        0.13%        0.09%       0.11%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

Pioneer Fund -- Class Y shares

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/08     12/31/07     12/31/06     12/31/05     12/31/04
Class Y                                                   ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of period                        $  46.45     $  48.23     $  44.31     $  42.16    $  38.09
                                                            --------     -------      --------     --------     --------
Increase from investment operations:
 Net investment income                                      $   0.61     $   0.60     $   0.60     $   0.58    $   0.52
 Net realized and unrealized gain (loss) on investments       (16.35)        1.80         6.77         2.28        4.06
                                                            --------     -------      --------      -------     --------
  Net increase (decrease) from investment operations        $ (15.74)    $   2.40     $   7.37     $   2.86    $   4.58
Distributions to shareowners:
 Net investment income                                         (0.63)       (0.61)       (0.62)       (0.57)      (0.51)
 Net realized gain                                             (0.86)       (3.57)       (2.83)       (0.14)         --
                                                            --------     --------     --------     --------    --------
Net increase (decrease) in net asset value                  $ (17.23)    $  (1.78)    $   3.92     $   2.15    $   4.07
                                                            --------     --------     --------     --------    --------
Net asset value, end of period                              $  29.22     $  46.45     $  48.23     $  44.31    $  42.16
                                                            ========     ========     ========     ========    ========
Total return*                                                 (34.07)%       5.11%       16.88%        6.83%      12.15%
Ratio of net expenses to average net assets+                    0.74%        0.70%        0.70%        0.65%       0.61%
Ratio of net investment income to average net assets+           1.62%        1.21%        1.31%        1.31%       1.34%
Portfolio turnover rate                                           11%          10%           9%          13%         14%
Net assets, end of period (in thousands)                    $462,572     $487,357     $401,391     $269,333    $155,647
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   0.74%        0.70%        0.70%        0.65%       0.61%
 Net investment income                                          1.62%        1.21%        1.31%        1.31%       1.34%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.

Pioneer Mid Cap Value Fund -- Class A shares

                                                                Year           Year        Year           Year           Year
                                                               Ended           Ended       Ended          Ended          Ended
                                                              10/31/08       10/31/07    10/31/06       10/31/05       10/31/04
Class A                                                   --------------- ------------  ------------ -------------- --------------
Net asset value, beginning of period                        $    25.62      $    25.33   $    22.84     $    25.57     $    22.25
                                                            ----------      ----------   ----------     ----------     ----------
Increase (decrease) from investment operations:
 Net investment income                                      $     0.17      $     0.11   $     0.12     $     0.04     $     0.01
 Net realized and unrealized gain (loss) on investments          (8.99)           3.58         3.24           2.86           3.83
                                                            ----------      ----------   ----------     ----------     ----------
  Net increase (decrease) from investment operations         $   (8.82)     $     3.69   $     3.36     $     2.90     $     3.84
Distributions to shareowners:
 Net investment income                                           (0.10)          (0.10)       (0.02)            --             --
 Net realized gain                                               (1.66)          (3.30)       (0.85)         (5.63)         (0.52)
                                                            ----------      ----------   ----------     ----------     ----------
Net increase (decrease) in net asset value                  $   (10.58)     $     0.29   $     2.49     $    (2.73)    $    3.32
                                                            ----------      ----------   ----------     ----------     ----------
Net asset value, end of period                              $    15.04      $    25.62   $    25.33     $    22.84     $    25.57
                                                            ==========      ==========   ==========     ==========     ==========
Total return*                                                   (36.70)%         16.47%       15.11%         11.90%         17.65%
Ratio of net expenses to average net assets+                      1.13%           1.03%        1.08%          1.10%          1.21%
Ratio of net investment income to average net assets+             0.80%           0.48%        0.46%          0.16%          0.05%
Portfolio turnover rate                                             61%             54%          91%            74%            59%
Net assets, end of period (in thousands)                    $1,101,941     $ 2,048,721   $1,946,583     $1,957,797     $1,547,823
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     1.13%           1.02%        1.07%          1.10%          1.21%
 Net investment income                                            0.80%           0.49%        0.47%          0.16%          0.05%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Mid Cap Value Fund -- Class C shares

                                                                Year           Year          Year          Year          Year
                                                               Ended          Ended         Ended         Ended         Ended
                                                              10/31/08       10/31/07      10/31/06      10/31/05      10/31/04
Class C                                                   --------------- ------------- ------------- ------------- -------------
Net asset value, beginning of period                        $    21.48        $  21.84      $  19.94      $  23.15      $   20.34
                                                            ----------        --------      --------      --------      ---------
Increase (decrease) from investment operations:
 Net investment loss                                        $     0.00(b)     $  (0.08)     $  (0.08)     $  (0.11)     $   (0.16)
 Net realized and unrealized gain (loss) on investments          (7.44)           3.02          2.83          2.53           3.46
                                                            ----------        --------      --------      --------      ---------
  Net increase (decrease) from investment operations        $    (7.44)       $   2.94      $   2.75      $   2.42      $    3.30
Distributions to shareowners:
 Net realized gain                                               (1.66)          (3.30)        (0.85)        (5.63)         (0.49)
                                                            ----------        -------       --------      --------      ---------
Net increase (decrease) in net asset value                  $    (9.10)       $  (0.36)     $   1.90      $  (3.21)     $    2.81
                                                            ----------        --------      --------      --------      ---------
Net asset value, end of period                              $    12.38        $  21.48      $  21.84      $  19.94      $   23.15
                                                            ==========        ========      ========      ========      =========
Total return*                                                   (37.23)%         15.46%        14.20%        10.95%         16.60%
Ratio of net expenses to average net assets+                      1.98%           1.87%         1.90%         1.95%          2.11%
Ratio of net investment loss to average net assets+              (0.05)%         (0.36)%       (0.36)%       (0.68)%        (0.88)%
Portfolio turnover rate                                             61%             54%           91%           74%            59%
Net assets, end of period (in thousands)                    $   92,814        $187,566      $188,847      $183,357      $ 105,778
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     1.97%           1.86%         1.89%         1.95%          2.11%
 Net investment loss                                             (0.04)%         (0.35)%       (0.35)%       (0.68)%        (0.88)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(b)  Amount rounds to less than $0.01 per share.

Pioneer Mid Cap Value Fund -- Class Y shares

                                                              Year         Year         Year         Year         Year
                                                              Ended        Ended        Ended        Ended       Ended
                                                            10/31/08     10/31/07     10/31/06     10/31/05     10/31/04
Class Y                                                   ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of period                        $  26.73     $  26.31     $  23.68     $  26.17     $ 22.73
                                                            --------     --------     --------     --------     -------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.26     $   0.19     $   0.24     $   0.06     $  0.08
 Net realized and unrealized gain (loss) on investments        (9.39)        3.74         3.35         3.08        3.96
                                                            --------     --------     --------     --------     -------
  Net increase (decrease) from investment operations        $  (9.13)    $   3.93     $   3.59     $   3.14     $  4.04
Distributions to shareowners:
 Net investment income                                         (0.18)       (0.21)       (0.11)          --          --
 Net realized gain                                             (1.66)       (3.30)       (0.85)       (5.63)      (0.60)
                                                            --------     --------     --------     --------     -------
Net increase (decrease) in net asset value                  $ (10.97)    $   0.42     $   2.63     $  (2.49)    $  3.44
                                                            --------     --------     --------     --------     -------
Net asset value, end of period                              $  15.76     $  26.73     $  26.31     $  23.68     $ 26.17
                                                            ========     ========     ========     ========     =======
Total return*                                                 (36.41)%      16.84%       15.59%       12.61%      18.23%
Ratio of net expenses to average net assets+                    0.71%        0.68%        0.62%        0.67%       0.78%
Ratio of net investment income to average net assets+           1.23%        0.82%        0.92%        0.62%       0.46%
Portfolio turnover rate                                           61%          54%          91%          74%         59%
Net assets, end of period (in thousands)                    $236,643     $354,485     $291,513     $278,780     $50,081
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   0.71%        0.68%        0.61%        0.67%       0.78%
 Net investment income                                          1.23%        0.82%        0.93%        0.62%       0.46%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Cullen Value Fund -- Class A shares



                                                             Six Months
                                                               Ended
                                                              12/31/08    Year Ended  Year Ended   Year Ended  Year Ended Year Ended
                                                            (unaudited)    6/30/08      6/30/07      6/30/06   6/30/05(a)  6/30/04
Class A                                                     ------------  ----------  ----------   ----------  ---------- ----------
Net asset value, beginning of period                         $    18.97   $    21.21   $    18.28    $  16.19    $ 13.96    $ 11.27
                                                             ----------   ----------   ----------    --------    -------    -------
Increase (decrease) from investment operations:
 Net investment income                                       $     0.11   $     0.24   $     0.26    $   0.14    $  0.05    $  0.02
 Net realized and unrealized gain (loss) on investments           (4.75)       (2.16)        2.86        2.23       2.55       2.71
                                                             ----------   ----------   ----------    --------    -------    -------
 Net increase (decrease) from investment operations          $    (4.64)  $    (1.92)  $     3.12    $   2.37    $  2.60    $  2.73
Distributions to shareowners:
 Net investment income                                            (0.18)       (0.27)       (0.18)      (0.06)     (0.03)     (0.04)
 Net realized gain                                                   --        (0.05)       (0.01)      (0.22)     (0.34)        --
                                                             ----------   ----------   ----------    --------    -------    -------
Net increase (decrease) in net asset value                   $    (4.82)  $    (2.24)  $     2.93    $   2.09    $  2.23    $  2.69
                                                             ----------   ----------   ----------    --------    -------    -------
Net asset value, end of period                               $    14.15   $    18.97   $    21.21    $  18.28    $ 16.19    $ 13.96
                                                             ==========   ==========   ==========    ========    =======    =======
Total return*                                                    (24.41)%      (9.22)%      17.13%      14.73%     18.81%     24.24%
Ratio of net expenses to average net assets+                       1.13%        1.09%        1.09%       1.15%      1.66%      1.92%
Ratio of net investment income to average net assets+              1.45%        1.28%        1.67%       1.57%      0.62%      0.32%
Portfolio turnover rate                                              26%          13%          15%         21%        49%        70%
Net assets, end of period (in thousands)                     $1,803,623   $2,224,629   $1,828,453    $809,593    $98,690    $33,089
Ratios with no reimbursement of fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.13%        1.09%        1.09%       1.15%      1.64%      1.92%
 Net investment income                                             1.45%        1.28%        1.67%       1.57%      0.64%      0.32%
Ratios with reimbursement of fees and assumption of
 expenses  by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.13%        1.09%        1.08%       1.15%      1.66%      2.00%
 Net investment income                                             1.45%        1.29%        1.68%       1.57%      0.62%      0.24%

(a) Effective December 28, 2004 Pioneer became the sub-advisor for the Fund and subsequently became the advisor on February 28, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Cullen Value Fund -- Class C shares



                                                                Six Months
                                                                  Ended
                                                                 12/31/08    Year Ended  Year Ended   Year Ended     2/28/05(a)
                                                               (unaudited)     6/30/08     6/30/07      6/30/06      to 6/30/05
Class C                                                       ------------- ------------ ----------- ------------ ----------------
Net asset value, beginning of period                            $  18.72      $  20.95    $  18.12     $  16.15       $  16.05
                                                                --------      --------     -------     --------       --------
Increase (decrease) from investment operations:
 Net investment income                                          $   0.05      $   0.09    $   0.11     $   0.05       $   0.01
 Net realized and unrealized gain (loss) on investments           ( 4.68)        (2.15)       2.82         2.17           0.09
                                                                --------      --------    --------     --------       --------
  Net increase (decrease) from investment operations            $   4.63      $  (2.06)   $   2.93     $   2.22       $   0.10
Distributions to shareowners:
 Net investment income                                            (0.04)         (0.12)      (0.09)       (0.03)            --
 Net realized gain                                                    --         (0.05)      (0.01)       (0.22)            --
                                                                --------      --------    --------     --------       --------
Net increase (decrease) in net asset value                      $  (4.67)     $  (2.23)   $   2.83     $   1.97       $   0.10
                                                                --------      -------     --------     --------       --------
Net asset value, end of period                                  $  14.05      $  18.72    $  20.95     $  18.12       $  16.15
                                                                ========      ========    ========     ========       ========
Total return*                                                     (24.71)%       (9.92)%     16.21%       13.81%          0.62%***
Ratio of net expenses to average net assets+                        1.92%         1.85%       1.87%        1.94%          2.15%**
Ratio of net investment income to average net assets+               0.65%         0.51%       0.89%        0.83%          0.34%**
Portfolio turnover rate                                               26%           13%         15%          21%            49%
Net assets, end of period (in thousands)                        $439,649      $588,241    $568,385     $239,241       $ 15,560
Ratios with no waiver of fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.92%         1.85%       1.87%        1.94%          2.27%**
 Net investment income                                              0.65%         0.51%       0.89%        0.83%          0.22%**
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.92%         1.84%       1.87%        1.94%          2.15%**
 Net investment income                                              0.65%         0.52%       0.89%        0.83%          0.34%**

(a)  Class C shares were first publicly offered on February 28, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Cullen Value Fund -- Class Y shares



                                                                Six Months
                                                                  Ended
                                                                 12/31/08    Year Ended  Year Ended  Year Ended   2/28/05(a)
                                                               (unaudited)     6/30/08     6/30/07     6/30/06    to 6/30/05
Class Y                                                       ------------- ------------ ----------  ----------   -----------
Net asset value, beginning of period                            $  19.07      $  21.30    $  18.34    $  16.20     $  16.05
                                                                --------      --------    --------    --------     --------
Increase (decrease) from investment operations:
 Net investment income                                          $   0.08      $   0.29    $   0.28    $   0.10     $   0.03
 Net realized and unrealized gain (loss) on investments            (4.72)        (2.14)       2.91        2.33         0.12
                                                                --------      --------    --------    --------     --------
  Net increase (decrease) from investment operations            $  (4.64)     $  (1.85)   $   3.19    $   2.43     $   0.15
Distributions to shareowners:
 Net investment income                                             (0.24)        (0.33)      (0.22)      (0.07)          --
 Net realized gain                                                    --         (0.05)      (0.01)      (0.22)          --
                                                                --------      --------    --------    --------     --------
Net increase (decrease) in net asset value                      $  (4.88)     $  (2.23)   $   2.96    $   2.14     $   0.15
                                                                --------      --------    --------    --------     --------
Net asset value, end of period                                  $  14.19      $  19.07    $  21.30    $  18.34     $  16.20
                                                                ========      ========    ========    ========     ========
Total return*                                                     (24.28)%      (8.87)%      17.47%      15.12%        0.93%***
Ratio of net expenses to average net assets+                        0.82%         0.75%       0.77%       0.83%        0.99%**
Ratio of net investment income to average net assets+               1.77%         1.62%       2.00%       1.91%        1.60%**
Portfolio turnover rate                                               26%           13%         15%         21%          49%
Net assets, end of period (in thousands)                        $865,363      $818,534    $599,166    $144,022     $  5,082
Ratios with no waiver of fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.82%         0.75%       0.77%       0.83%        0.99%**
 Net investment income                                              1.77%         1.62%       2.00%       1.91%        1.60%**
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       0.82%         0.75%       0.77%       0.83%        0.99%**
 Net investment income                                              1.77%         1.62%       2.00%       1.91%        1.60%**

(a)  Class Y shares were first publicly offered on February 28, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
***  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Classic Balanced Fund -- Class A shares

                                                                   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                                                     7/31/08      7/31/07   7/31/06 (b)    7/31/05       7/31/04
Class A                                                           ------------ ------------ -----------   ----------   -----------
Net asset value, beginning of period                                $  10.80      $  11.19    $  13.05     $  12.10      $  11.37
                                                                    --------      --------    --------     --------      --------
Increase from investment operations:
 Net investment income                                              $   0.31      $   0.37    $   0.31     $   0.22      $   0.20
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        (0.99)         0.73        0.51         1.01          0.75
                                                                    --------      --------    --------     --------      --------
  Net increase (decrease) from investment operations                $  (0.68)     $   1.10    $   0.82     $   1.23      $   0.95
Distributions to shareowners:
 Net investment income                                                 (0.33)        (0.38)      (0.29)       (0.25)        (0.22)
 Net realized gain                                                     (1.14)        (1.11)      (2.39)       (0.03)           --
                                                                    --------      --------    --------     --------      --------
Total Distributions                                                 $  (1.47)     $  (1.49)   $  (2.68)    $  (0.28)     $  (0.22)
                                                                    --------      --------    --------     --------      --------
Capital Contributions                                               $     --      $     --    $     --     $   0.00(a)   $     --
                                                                    --------      --------    --------     --------      --------
Redemption Fee                                                      $     --      $     --    $     --     $     --      $   0.00(a)
                                                                    --------      --------    --------     --------      --------
Net increase (decrease) in net asset value                          $  (2.15)     $  (0.39)   $  (1.86)    $   0.95      $   0.73
                                                                    --------      --------    --------     --------      --------
Net asset value, end of period                                      $   8.65      $  10.80    $  11.19     $  13.05      $  12.10
                                                                    ========      ========    ========     ========      ========
Total return*                                                          (7.52)%       10.42%       7.52%       10.33%         8.36%
Ratio of net expenses to average net assets+                            1.17%         1.16%       1.24%        1.34%         1.32%
Ratio of net investment income to average net assets+                   3.22%         3.29%       2.65%        1.77%         1.64%
Portfolio turnover rate                                                   50%           64%        115%          70%           19%
Net assets, end of period (in thousands)                            $111,667      $163,391    $ 66,691     $107,147      $ 90,369
Ratios with no waiver of fees and assumption of expenses by
 Advisor and no reduction for fees paid indirectly:
 Net expenses                                                           1.30%         1.25%       1.24%        1.39%         1.41%
 Net investment income                                                  3.09%         3.20%       2.65%        1.72%         1.55%
Ratios with waiver of fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                           1.16%         1.16%       1.24%        1.34%         1.32%
 Net investment income                                                  3.23%         3.29%       2.65%        1.77%         1.64%

(a)  Amount rounds to less than one cent per share.
(b)  Pioneer became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Classic Balanced Fund -- Class C shares

                                                                   Year          Year         9/23/05 (a)
                                                                  Ended         Ended             to
                                                                 7/31/08       7/31/07          7/31/06
Class C                                                        -----------   -----------   ----------------
Net asset value, beginning of period                             $ 10.79      $  11.19        $  12.86
                                                                 -------      --------        -------
Increase from investment operations:
 Net investment income                                           $  0.22      $   0.29        $   0.18
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    (0.99)        0.72             0.73
                                                                 -------      --------        -------
  Net increase (decrease) from investment operations             $ (0.77)     $   1.01        $   0.91
Distributions to shareowners:
 Net investment income                                             (0.25)        (0.30)          (0.19)
 Net realized gain                                                 (1.14)        (1.11)          (2.39)
                                                                 -------      --------        --------
Net decrease in net asset value                                  $ (2.16)     $  (0.40)       $  (1.67)
                                                                 -------      --------        --------
Net asset value, end of period                                   $  8.63      $  10.79        $  11.19
                                                                 =======      ========        ========
Total return*                                                      (8.40)%        9.54%           8.21%(b)
Ratio of net expenses to average net assets+                        2.07%         2.06%           2.00%**
Ratio of net investment income to average net assets+               2.32%         2.41%           1.55%**
Portfolio turnover rate                                               50%           64%            115%
Net assets, end of period (in thousands)                         $ 9,071      $ 11,784        $    426
Ratios with no waiver of fees and assumption of expenses by
 Advisor and no reduction for fees paid indirectly:
 Net expenses                                                       2.10%         2.10%           2.00%**
 Net investment income                                              2.29%         2.37%           1.55%**
Ratios with waiver of fees and assumption of expenses by
 Advisor and reduction for fees paid indirectly:
 Net expenses                                                       2.06%         2.06%           2.00%**
 Net investment income                                              2.32%         2.41%           1.55%**

(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
     Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Classic Balanced Fund -- Class Y shares

                                                                   Year Ended   Year Ended    Year Ended     Year Ended  Year Ended
                                                                     7/31/08      7/31/07    7/31/06 (b)      7/31/05     7/31/04
Class Y                                                           ------------ -----------  ------------     ---------   ---------
Net asset value, beginning of period                                $ 10.80     $  11.20      $  13.05      $   12.11    $  11.38
                                                                    -------      -------      --------      ---------    --------
Increase decrease from investment operations:
 Net investment income                                              $  0.36     $   0.40      $   0.79      $    0.24    $   0.22
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                       (1.01)        0.74          0.07           1.00        0.75
                                                                    -------     --------      --------      ---------    --------
  Net increase (decrease) from investment operations                $ (0.65)    $   1.14      $   0.86      $    1.24    $   0.97
Distributions to shareowners:
 Net investment income                                                (0.36)       (0.43)        (0.32)         (0.27)      (0.24)
 Net realized gain                                                    (1.14)       (1.11)        (2.39)         (0.03)         --
                                                                    -------     --------      --------      ---------     -------
Total distributions                                                 $ (1.50)    $  (1.54)     $  (2.71)     $   (0.30)   $  (0.24)
                                                                    -------     --------      --------      ---------    --------
Capital Contributions                                               $    --     $     --      $     --      $    0.00(a) $     --
                                                                    -------     --------      --------      ---------    --------
Redemption fee                                                      $    --     $     --      $   0.00(a)   $      --    $     --
                                                                    -------     --------      --------      ---------    --------
Net increase (decrease) in net asset value                          $ (2.15)    $  (0.40)     $  (1.85)     $    0.94    $   0.73
                                                                    -------     --------      --------      ---------    --------
Net asset value, end of period                                      $  8.65     $  10.80      $  11.20      $   13.05    $  12.11
                                                                    =======     ========      ========      =========    ========
Total return*                                                         (7.25)%      10.82%         7.89%         10.40%       8.52%
Ratio of net expenses to average net assets+                           0.80%        0.80%         0.92%          1.19%       1.17%
Ratio of net investment income to average net assets+                  3.57%        3.61%         2.99%          1.95%       1.80%
Portfolio turnover rate                                                  50%          64%          115%            70%         19%
Net assets, end of period (in thousands)                            $19,655     $ 27,743      $ 30,072      $  52,762    $ 59,080
Ratios with no waiver of fees and assumption of expenses by
 Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          0.80%        0.80%         0.92%          1.29%       1.31%
 Net investment income                                                 3.57%        3.61%         2.99%          1.85%       1.66%
Ratios with waiver of fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          0.80%        0.80%         0.92%          1.19%       1.17%
 Net investment income                                                 3.57%        3.61%         2.99%          1.95%       1.80%

(a)  Amount rounds to less than one cent per share.
(b)  Pioneer became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Bond Fund -- Class A shares

                                                              Six Months
                                                                Ended          Year      Year        Year       Year       Year
                                                               12/31/08        Ended     Ended      Ended       Ended      Ended
                                                             (unaudited)      6/30/08   6/30/07    6/30/06     6/30/05    6/30/04
CLASS A                                                      ------------- ----------  --------   ---------   --------   ---------
Net asset value, beginning of period                           $   9.10       $   8.95  $   8.89    $   9.40    $   9.18   $   9.41
                                                               --------       --------  --------    --------    --------   --------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.25       $   0.43  $   0.40    $   0.35    $   0.40   $   0.41
 Net realized and unrealized gain (loss) on investments           (0.74)          0.16      0.07       (0.47)       0.29      (0.14)
                                                               --------       --------  --------    --------    --------   --------
  Net increase (decrease) from investment operations           $  (0.49)      $   0.59  $   0.47    $  (0.12)   $   0.69   $   0.27
Distributions to shareowners:
 Net investment income                                            (0.28)         (0.44)    (0.41)      (0.39)      (0.47)     (0.50)
 Net realized gain                                                (0.11)            --        --          --          --         --
                                                               --------       --------  --------    --------    --------   --------
Net increase (decrease) in net asset value                     $  (0.88)      $   0.15  $   0.06    $  (0.51)   $   0.22   $  (0.23)
                                                               --------       --------  --------    --------    --------   --------
Net asset value, end of period                                 $   8.22       $   9.10  $   8.95    $   8.89    $   9.40   $   9.18
                                                               ========       ========  ========    ========    ========   ========
Total return*                                                     (5.37) %        6.64%     5.31%      (1.25)%      7.64%      2.98%
Ratio of net expenses to average net assets+                       0.93%**        1.00%     1.00%       1.00%       1.05%      1.14%
Ratio of net investment income to average net assets+              5.89%**        4.60%     4.48%       3.91%       4.27%      4.42%
Portfolio turnover rate                                              25%**          73%       31%         60%         49%        63%
Net assets, end of period (in thousands)                       $267,325       $265,959  $284,592    $208,454    $174,055   $160,421
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.08%**        1.04%     1.00%       1.11%       1.18%      1.14%
 Net investment income                                             5.74%**        4.56%     4.48%       3.80%       4.14%      4.42%
Ratios with assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                      0.93%**        1.00%     1.00%       1.00%       1.05%      1.14%
 Net investment income                                             5.89%**        4.60%     4.48%       3.91%       4.27%      4.42%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

Pioneer Bond Fund -- Class Y shares

                                                           Six Months
                                                             Ended          Year       Year          Year         Year       Year
                                                            12/31/08        Ended      Ended        Ended        Ended       Ended
                                                          (unaudited)      6/30/08    6/30/07      6/30/06      6/30/05     6/30/04
CLASS Y                                                 --------------- ---------- ------------ ------------- ----------- ---------
Net asset value, beginning of period                        $   9.02      $   8.88   $   8.83      $   9.33      $  9.12    $  9.35
                                                            --------      --------   --------      --------      -------    -------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.27      $   0.45   $   0.44      $   0.39      $  0.44    $  0.46
 Net realized and unrealized gain (loss) on investments        (0.74)         0.16       0.06         (0.46)        0.28      (0.14)
                                                            --------      --------   --------      --------      -------    -------
  Net increase (decrease) from investment operations        $  (0.47)     $   0.61   $   0.50      $  (0.07)     $  0.72    $  0.32
Distributions to shareowners:
 Net investment income                                         (0.29)        (0.47)     (0.45)        (0.43)       (0.51)     (0.55)
 Net realized gain                                             (0.11)           --         --            --           --         --
                                                            --------      --------   --------      --------      -------    -------
Net increase (decrease) in net asset value                  $  (0.87)     $   0.14   $   0.05      $  (0.50)     $  0.21    $ (0.23)
                                                            --------      --------   --------      --------      -------    -------
Net asset value, end of period                              $   8.15      $   9.02   $   8.88      $   8.83      $  9.33    $  9.12
                                                            ========      ========   ========      ========      =======    =======
Total return*                                                  (5.15)%        6.91%      5.65%        (0.77)%       8.07%      3.48%
Ratio of net expenses to average net assets+                   0.63%**        0.59%      0.57%         0.58%        0.61%      0.58%
Ratio of net investment income to average net assets+          6.11%**        5.02%      4.89%         4.20%        4.43%      5.05%
Portfolio turnover rate                                          25%**          73%        31%           60%          49%        63%
Net assets, end of period (in thousands)                    $493,404      $710,219   $613,523      $521,480      $21,027    $13,617
Ratios with no assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                  0.68%**        0.61%      0.57%         0.58%        0.61%      0.58%
 Net investment income                                         6.07%**        5.00%      4.89%         4.20%        4.43%      5.05%
Ratios with assumption of expenses by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                  0.63%**        0.59%      0.57%         0.58%        0.61%      0.58%
 Net investment income                                         6.11%**        5.02%      4.89%         4.20%        4.43%      5.05%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

Pioneer Short Term Income Fund -- Class A shares

                                                                                                              For the period
                                                                                                               from 7/8/04
                                                                 Year        Year        Year        Year     (Commencement
                                                                Ended       Ended       Ended       Ended     of Operations)
                                                               8/31/08     8/31/07     8/31/06     8/31/05      to 8/31/04
Class A                                                      ----------- ----------- ----------- ----------- ---------------
Net asset value, beginning of period                           $  9.76     $  9.75     $  9.84     $  10.02      $  10.00
                                                               -------      ------     -------     --------      --------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.45     $  0.43     $  0.29     $   0.27      $   0.03
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                  (0.24)       0.02       (0.06)       (0.14)         0.03
                                                               -------     -------     -------     --------      --------
  Net increase from investment operations                      $  0.21     $  0.45     $  0.23     $   0.13      $   0.06
Distributions to shareowners:
 Net investment income                                           (0.45)      (0.44)      (0.32)       (0.31)        (0.04)
                                                               -------     -------     -------     --------      --------
Net increase (decrease) in net asset value                     $ (0.24)    $  0.01     $ (0.09)    $  (0.18)     $   0.02
                                                               -------     -------     -------     --------      --------
Net asset value, end of period                                 $  9.52     $  9.76     $  9.75     $   9.84      $  10.02
                                                               =======     =======     =======     ========      ========
Total return*                                                     2.18%       4.68%       2.38%        1.31%         0.59%(a)
Ratio of net expenses to average net assets+                      0.91%       0.91%       0.90%        0.90%         0.90%**
Ratio of net investment income to average net assets+             4.60%       4.27%       3.05%        2.68%         1.64%**
Portfolio turnover rate                                             34%         78%         81%          71%           24%(a)
Net assets, end of period (in thousands)                       $12,499     $13,184     $21,701     $ 11,512      $  1,478
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.00%       1.00%       0.99%        1.40%         9.40%* *
 Net investment income (loss)                                     4.51%       4.18%       2.96%        2.18%        (6.86)%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.90%       0.90%       0.90%        0.90%         0.90%* *
 Net investment income                                            4.61%       4.28%       3.05%        2.68%         1.64%* *

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
(a)  Not annualized.
+    Ratio with no reduction for fees paid indirectly.

Pioneer Short Term Income Fund -- Class Y shares

                                                                                                                 For the period
                                                                                                                  from 7/8/04
                                                                 Year         Year         Year         Year     (Commencement
                                                                 Ended        Ended        Ended       Ended     of Operations)
                                                                8/31/08      8/31/07      8/31/06     8/31/05      to 8/31/04
Class Y                                                      ------------ ------------ ------------ ----------- ---------------
Net asset value, beginning of period                           $   9.76     $   9.76     $   9.85     $ 10.01      $  10.00
                                                               --------      -------     --------     -------      -------
Increase from investment operations:
 Net investment income                                         $   0.48     $   0.45     $   0.32     $  0.30      $   0.04
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   (0.24)        0.02        (0.06)      (0.12)         0.02
                                                               --------     --------     --------     -------      --------
  Net increase from investment operations                      $   0.24     $   0.47     $   0.26     $  0.18      $   0.06
Distributions to shareowners:
 Net investment income                                            (0.49)       (0.47)       (0.35)      (0.34)        (0.05)
                                                               --------     --------     --------     -------      --------
Net increase (decrease) in net asset value                     $  (0.25)    $     --     $  (0.09)    $ (0.16)     $   0.01
                                                               --------     --------     --------     -------      --------
Net asset value, end of period                                 $   9.51     $   9.76     $   9.76     $  9.85      $  10.01
                                                               ========     ========     ========     =======      ========
Total return*                                                      2.45%        4.96%        2.73%       1.86%         0.57%(a)
Ratio of net expenses to average net assets+                       0.55%        0.53%        0.53%       0.58%         0.61%**
Ratio of net investment income to average net assets+              4.98%        4.68%        3.37%       2.53%         1.94%**
Portfolio turnover rate                                              34%          78%          81%         71%           24%(a)
Net assets, end of period (in thousands)                       $130,475     $189,724     $148,514     $17,672      $    530
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.55%        0.53%        0.53%       0.99%        10.54%**
 Net investment income (loss)                                      4.98%        4.68%        3.37%       2.12%       ( 7.99)%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.55%        0.53%        0.53%       0.58%         0.61%**
 Net investment income                                             4.98%        4.68%        3.37%       2.53%         1.94%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
(a)  Not annualized.
+    Ratio with no reduction for fees paid indirectly.

Pioneer Treasury Reserves Fund -- Class A shares

                                                                      Year        Year         Year         Year           Year
                                                                     Ended       Ended        Ended        Ended          Ended
                                                                    7/31/08     7/31/07    7/31/06 (b)    7/31/05        7/31/04
Class A                                                           ----------- ----------- ------------  ----------    -----------
Net asset value, beginning of period                                $  1.00     $  1.00      $  1.00     $   1.00       $   1.00
                                                                    -------     -------      -------     --------       --------
Increase from investment operations:
 Net investment income                                              $  0.03     $  0.05      $  0.03     $   0.02       $   0.00(a)
                                                                    -------     -------      -------     --------       --------
Distributions to shareowners:
 Net investment income                                              $ (0.03)    $ (0.05)     $ (0.03)    $  (0.02)      $  (0.00)(a)
                                                                    -------     -------      -------     --------       --------
Capital contributions                                               $    --     $    --      $    --     $   0.00(a)    $     --
                                                                    -------     -------      -------     --------       --------
Net asset value, end of period                                      $  1.00     $  1.00      $  1.00     $   1.00       $   1.00
                                                                    =======     =======      =======     ========       ========
Total return*                                                          2.55%       4.59%        3.36%        1.62%          0.25%
Ratio of net expenses to average net assets+                           0.85%       0.68%        0.90%        0.70%          0.77%
Ratio of net investment income to average net assets+                  2.37%       4.55%        3.36%        1.62%          0.26%
Net assets, end of period (in thousands)                            $47,807     $26,293      $31,687     $ 70,793       $ 72,929
Ratios with no waiver of management fees and assumption of
 expenses by the advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                          0.85%       0.68%        0.92%        0.69%          1.02%
 Net investment income                                                 2.37%       4.55%        3.34%        1.63%          0.01%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                          0.84%       0.68%        0.90%        0.70%          0.77%
 Net investment income                                                 2.38%       4.55%        3.36%        1.62%          0.26%


(a)  Amount rounds to less than one cent per share.
(b)  Pioneer became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period and no sale charges. Total return would be reduced if the sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Treasury Reserves Fund -- Class Y shares

                                                                      Year        Year          Year        Year          Year
                                                                     Ended       Ended         Ended       Ended         Ended
                                                                    7/31/08     7/31/07     7/31/06 (b)   7/31/05       7/31/04
Class Y                                                           ----------- -----------  ------------- --------      ------------
Net asset value, beginning of period                                $  1.00     $  1.00       $  1.00    $   1.00      $   1.00
                                                                    -------     -------       -------    --------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $  0.03     $  0.05       $  0.03    $   0.02      $   0.00(a)
                                                                    -------     -------       -------    --------      --------
Distributions to shareowners:
 Net investment income                                              $ (0.03)    $ (0.05)      $ (0.03)   $  (0.02)     $  (0.00)(a)
                                                                    -------     -------       -------    --------      --------
Capital contributions                                               $    --     $    --       $    --    $   0.00(a)   $     --
                                                                    -------     -------       -------    --------      --------
Net asset value, end of period                                      $  1.00     $  1.00       $  1.00    $   1.00      $   1.00
                                                                    =======     =======       =======    ========      ========
Total return*                                                          2.78%       4.76%         3.56%       1.67%         0.33%
Ratio of net expenses to average net assets+                           0.60%       0.56%         0.69%       0.65%         0.69%
Ratio of net investment income to average net assets+                  2.84%       4.66%         3.59%       1.60%         0.35%
Net assets, end of period (in thousands)                            $37,353     $71,565       $69,387    $ 96,014      $134,182
Ratios with no waiver of management fees and assumption of
 expenses by the advisor and no reduction for fees paid
 indirectly:
 Net expenses                                                          0.60%       0.56%         0.72%       0.85%         0.92%
 Net investment income                                                 2.84%       4.66%         3.57%       1.40%         0.12%
Ratios with waiver of management fees and assumption of
 expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                          0.60%       0.56%         0.69%       0.65%         0.69%
 Net investment income                                                 2.84%       4.66%         3.59%       1.60%         0.35%


(a)  Amount rounds to less than one cent per share.
(b)  Pioneer became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period and no sale charges. Total return would be reduced if the sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Cash Reserves Fund -- Class A shares

                                                           Year          Year          Year          Year         Year
                                                          Ended         Ended         Ended         Ended         Ended
                                                         12/31/08      12/31/07      12/31/06      12/31/05     12/31/04
Class A                                               ------------- ------------- ------------- ------------- ------------
Net asset value, beginning of period                    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        --------      --------      --------      --------      --------
Increase from investment operations:
 Net investment income                                  $  0.024      $  0.046      $  0.043      $  0.023      $  0.005
                                                        --------      --------      --------      --------      --------
Distributions to shareowners:
 Net investment income                                  $ (0.024)     $ (0.046)     $ (0.043)     $ (0.023)     $ (0.005)
                                                        --------      --------      --------      --------      --------
Net asset value, end of period                          $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                        ========      ========      ========      ========      ========
Total return*                                               2.46%         4.72%         4.38%         2.37%         0.45%
Ratio of net expenses to average net assets+                0.73%         0.71%         0.75%         0.83%         0.93%
Ratio of net investment loss to average net assets+         2.46%         4.61%         4.33%         2.62%         0.45%
Net assets, end of period (in thousands)                $667,293      $739,517      $708,103      $571,418      $192,860
Ratios with no reductions for fees paid indirectly:
 Net expenses                                               0.73%         0.71%         0.75%         0.83%         0.93%
 Net investment income                                      2.46%         4.61%         4.33%         2.62%         0.45%
Ratios with reductions for fees paid indirectly:
 Net expenses                                               0.73%         0.71%         0.75%         0.83%         0.93%
 Net investment income                                      2.46%         4.61%         4.33%         2.62%         0.45%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

Pioneer Cash Reserves Fund -- Class Y shares



                                                               Year           Year           Year
                                                              Ended           Ended          Ended          9/23/05 (a)
                                                             12/31/08       12/31/07       12/31/06         to 12/31/05
Class Y                                                   -------------   ------------   ------------   -------------------
Net asset value, beginning of period                        $  1.000        $  1.000       $  1.000        $    1.000
                                                            --------        --------       --------        ----------
Increase from investment operations:
 Net investment income                                      $  0.027        $  0.048       $  0.046        $    0.009
                                                            --------        --------       --------        ----------
Distributions to shareowners:
 Net investment income                                      $ (0.027)       $ (0.049)      $ (0.046)       $   (0.009)
                                                            --------        --------       --------        ----------
Net asset value,
 end of period                                              $   1.00        $   1.00       $   1.00        $     1.00
                                                            ========        ========       ========        ==========
Total return*                                                   2.70%           4.96%          4.67%             2.44%(b)
Ratio of net expenses to average net assets+                    0.52%           0.47%          0.47%              0.44%**
Ratio of net investment income to average net assets+           2.63%           4.85%          4.54%             3.46%**
Net assets, end of period (in thousands)                    $175,151        $ 83,209       $ 76,726        $  116,039
Ratios with no reductions for fees paid indirectly:
 Net expenses                                                   0.52%           0.47%          0.47%             0.44%**
 Net investment income                                          2.63%           4.85%          4.54%             3.45%**
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   0.52%           0.47%          0.47%             0.44%**
 Net investment income                                          2.63%           4.85%          4.54%             3.46%**

(a)  Class Y shares were first publicly offered on September 23, 2005.
(b)  Not annualized
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the RMK Trustees, officers and employees of your RMK Fund; by personnel of your RMK Fund's transfer agent, Pioneer, PIMSS, or by broker-dealer firms. Broadridge Investor Communication Solutions, MIS has been retained to provide proxy solicitation services to the RMK Funds at a cost of approximately $20,000. Pioneer and MAM will each be responsible for 50% of such amount.

Revoking Proxies

     Each RMK Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with the RMK Fund's transfer agent, Morgan Keegan, 50 North Front Street, Memphis, Tennessee 38103,

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the RMK Fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares

     Only shareholders of record on March 19, 2009 (the "record date") are entitled to notice of and to vote at the meeting. As of the close of business on the record date, the following shares of each RMK Fund were outstanding:

                                                                      Shares Outstanding
Fund                                                                (as of March 19, 2009)
------------------------------------------------                   -----------------------
Regions Morgan Keegan Select Mid Cap Growth Fund
 Class A .......................................                         8,928,273.946
 Class C .......................................                           456,267.789
 Class I .......................................                        10,605,797.623
Regions Morgan Keegan Select Growth Fund
 Class A .......................................                         6,359,399.067
 Class C .......................................                           168,250.704
 Class I .......................................                        10,855,738.908
Regions Morgan Keegan Select Core Equity Fund
 Class A .......................................                           294,542.030
 Class C .......................................                                15.178
 Class I .......................................                           491,493.776
Regions Morgan Keegan Select Mid Cap Value Fund
 Class A .......................................                         1,294,702.688
 Class C .......................................                            44,902.324
 Class I .......................................                         3,217,979.296
Regions Morgan Keegan Select Value Fund
 Class A .......................................                         2,966,129.289
 Class C .......................................                            81,002.709
 Class I .......................................                         8,786,890.081
Regions Morgan Keegan Select Balanced Fund
 Class A .......................................                         1,846,836.387
 Class C .......................................                           141,031.472
 Class I .......................................                         7,618,946.433

                                                                     Shares Outstanding
Fund                                                               (as of March 19, 2009)
---------------------------------------------------------------   -----------------------
Regions Morgan Keegan Select Fixed Income Fund
 Class A ......................................................          5,477,237.504
 Class C ......................................................            175,020.469
 Class I ......................................................          7,520,244.259
Regions Morgan Keegan Select Limited Maturity Fixed Income Fund
 Class A ......................................................            412,311.964
 Class C ......................................................             32,520.194
 Class I ......................................................              3,013.627
Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund
 Class A ......................................................          1,875,176.658
 Class C ......................................................             32,316.702
 Class I ......................................................            613,167.409
Regions Morgan Keegan Select Treasury Money Market Fund
 Class A ......................................................        770,282,870.230
Regions Morgan Keegan Select Money Market Fund
 Class A ......................................................         71,225,025.120
 Class I ......................................................         11,353,788.620

Other Business

     Your RMK Board knows of no business to be presented for consideration at the meeting other than Proposals 1 through 11. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments and Postponements

     If, by the time scheduled for the meeting, a quorum of shareholders of an RMK Fund is not present or if a quorum is present but sufficient votes "for" a Proposal have not been received, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the original meeting date without further notice. Any such adjournment will require the affirmative vote of a plurality of the votes cast in person or by proxy at the meeting. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the Proposal. They will vote against such adjournment those proxies required to be voted against the Proposal. Abstentions and broker non-votes will be disregarded in the vote for adjournment. If the meeting is postponed, the RMK Funds will give notice of the postponed meeting to their shareholders.

Telephone and Internet Voting

     In addition to soliciting proxies by mail, by fax or in person, an RMK Fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. In the case of telephone voting, shareholders would be called at the phone number in the RMK Fund's account records and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions by mail to ensure that each shareholder's instructions have been recorded correctly.

Shareholders' Proposals

     Your RMK Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your RMK Fund at 50 North Front Street, Memphis, Tennessee 38103 within a reasonable time before the meeting. If the Reorganization with respect to your RMK Fund is completed, your RMK Fund will not hold another shareholder meeting.

Appraisal Rights

     If the Reorganization of your RMK Fund is approved at the meeting, shareholders of your RMK Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersede state law. Shareholders of your RMK Fund, however, have the right to redeem their Fund shares until the Closing Date of the Reorganization.

                        OWNERSHIP OF SHARES OF THE FUNDS

     To the knowledge of each RMK Fund, as of March 16, 2009, the following persons owned of record or beneficially 5% or more of the outstanding shares of the RMK Fund.

-----------------------------------------------------------------------------------------------------------
                                   Share                                         Number of         Percent
Fund                               Class            Record Holder                 Shares           of Class
-----------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select        A      Regions Morgan Keegan               2,669,933.241        29.62%
Mid Cap Growth Fund                         Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan               1,914,273.358        21.24%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   ------------------------------------------------------------------------
                                    C      Regions Morgan Keegan                  44,527.264         9.76%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   ------------------------------------------------------------------------
                                    I      Regions Morgan Keegan               6,140,061.047        58.08%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan                 2,666,374.6        25.22%
                                            Trust-GPC Securities
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan               1,257.417.144        11.89%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                  Share                                          Number of         Percent
Fund                              Class             Record Holder                 Shares           of Class
-----------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select        A      Regions Morgan Keegan               3,320,650.883         51.88%
Growth Fund                                 Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan                 754,273.058         11.78%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan                  345,009.32          5.39%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   ------------------------------------------------------------------------
                                    C      Regions Morgan Keegan                  61,928.359         36.71%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Barry Graham Oil Service LLC           14,526.989          8.61%
                                            401K
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Alpha Packaging Inc.                   13,776.409          8.17%
                                            401K
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   ------------------------------------------------------------------------
                                    I      Regions Morgan Keegan               6,597,036.274         60.70%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan               3,220,408.251         29.63%
                                            Trust-GPC Securities
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan                 738,394.751          6.79%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                  Share                                        Number of        Percent
Fund                              Class            Record Holder                 Shares         of Class
-----------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select        A      Regions Morgan Keegan                 15,754.784       5.35%
Core Equity Fund                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   ------------------------------------------------------------------------
                                    C      Morgan Properties, LLC                    15.178        100%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   ------------------------------------------------------------------------
                                    I      Regions Morgan Keegan                 157,194.57      31.71%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan                154,818.552      31.23%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan                 81,341.064      16.41%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
-----------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select        A      Regions Morgan Keegan                882,223.047      67.42%
Mid Cap Value Fund                          Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan                152,451.136      11.65%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   ------------------------------------------------------------------------
                                    C      Regions Morgan Keegan                 39,872.722      88.77%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   ------------------------------------------------------------------------
                                    I      Regions Morgan Keegan              2,702,969.154      83.82%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan                425,591.13       13.20%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                   Share                                         Number of         Percent
Fund                               Class            Record Holder                 Shares           of Class
-----------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select        A      Regions Morgan Keegan               1,787,068.038        59.74%
Value Fund                                  Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan                 484,946.008        16.21%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   ------------------------------------------------------------------------
                                    C      Regions Morgan Keegan                  26,253.092        32.42%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   ------------------------------------------------------------------------
                                    I      Regions Morgan Keegan               5,592,121.056        63.58%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan               2,740,705.615        31.16%
                                            Trust-GPC Securities
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                   Share                                                 Number of        Percent
Fund                               Class                 Record Holder                    Shares          of Class
------------------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select        A      Regions Morgan Keegan                        332,130.092        17.93%
Balanced Fund                               Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           SAAD Enterprises, Inc. and Affiliate         180,651.627         9.75%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           NHS Affiliated Companies 401K                  140,736.6         7.60%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           Budweiser-Busch Distributing Co.             128,307.579         6.93%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           Regions Morgan Keegan                        126,978.667         6.86%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   -------------------------------------------------------------------------------
                                    C      Patricia A. Canty                             10,148.988         7.20%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           Barry Graham Oil Services LLC 401K             9,879.215         7.01%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           Chris Banakas and Melba L. Banakas              7,265.71         5.15%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   -------------------------------------------------------------------------------
                                    I      Regions Morgan Keegan                      7,599,759.490        99.63%
                                            Trust-GPC Securities
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                   Share                                         Number of         Percent
Fund                               Class            Record Holder                 Shares           of Class
-----------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select        A      Regions Morgan Keegan               4,249,786.478        76.50%
Fixed Income Fund                           Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan                 531,836.406         9.57%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   ------------------------------------------------------------------------
                                    C      Regions Morgan Keegan                  94,681.533        54.35%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan                  21,362.397        12.26%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Sullivan Oil Co., Inc. 401K             8,997.406         5.17%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Apollo Industries, Inc.                 8,967.059         5.15%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           V's Holding Corp.                       8,820.165         5.06%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   ------------------------------------------------------------------------
                                    I      Regions Morgan Keegan               4,273,648.877        56.50%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan               1,682,094.320        22.24%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           ----------------------------------------------------------------
                                           Regions Morgan Keegan               1,270,412.068        16.80%
                                            Trust-GPC Securities
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                    Share                                                Number of        Percent
Fund                                Class                Record Holder                    Shares          of Class
------------------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select         A      Regions Morgan Keegan                       252,737.779        60.68%
Limited Maturity Fixed Income                Trust-Kenneburt
Fund                                        c/o Morgan Keegan & Co., Inc
                                            50 North Front Street
                                            Memphis, TN 38103
                                            ----------------------------------------------------------------------
                                            Regions Morgan Keegan                        57,526.317        13.81%
                                             Trust-Kenneburt
                                            c/o Morgan Keegan & Co., Inc
                                            50 North Front Street
                                            Memphis, TN 38103
                                   -------------------------------------------------------------------------------
                                     C      James Thomas Gary and Lloyd E. Gary           8,429.616        25.93%
                                            c/o Morgan Keegan & Co., Inc
                                            50 North Front Street
                                            Memphis, TN 38103
                                            ----------------------------------------------------------------------
                                            Daniel Dupree                                 3,941.770        12.12%
                                            c/o Morgan Keegan & Co., Inc
                                            50 North Front Street
                                            Memphis, TN 38103
                                            ----------------------------------------------------------------------
                                            James A. House                                3,712.005        11.42%
                                            c/o Morgan Keegan & Co., Inc
                                            50 North Front Street
                                            Memphis, TN 38103
                                            ----------------------------------------------------------------------
                                            Wilmon Timberlands 401K Plan                  2,278.033         7.01%
                                            c/o Morgan Keegan & Co., Inc
                                            50 North Front Street
                                            Memphis, TN 38103
                                            ----------------------------------------------------------------------
                                            Sullivan Oil Co., Inc. 401K                   2,196.224         6.76%
                                            c/o Morgan Keegan & Co., Inc
                                            50 North Front Street
                                            Memphis, TN 38103
                                            ----------------------------------------------------------------------
                                            Gerda Pierce                                  2,010.580         6.18%
                                            c/o Morgan Keegan & Co., Inc
                                            50 North Front Street
                                            Memphis, TN 38103
                                            ----------------------------------------------------------------------
                                            Edward C. Pou                                 1,928.827         5.93%
                                            c/o Morgan Keegan & Co., Inc
                                            50 North Front Street
                                            Memphis, TN 38103
                                            ----------------------------------------------------------------------
                                            Clarence E. Morgan and Geoffrey C.            1,910.329         5.88%
                                             Morgan
                                            c/o Morgan Keegan & Co., Inc
                                            50 North Front Street
                                            Memphis, TN 38103
                                   -------------------------------------------------------------------------------
                                     I      Regions Morgan Keegan                         3,001.775        99.61%
                                             Trust-Kenneburt
                                            c/o Morgan Keegan & Co., Inc
                                            50 North Front Street
                                            Memphis, TN 38103
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                   Share                                                Number of         Percent
Fund                               Class                Record Holder                    Shares           of Class
------------------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select        A      Regions Morgan Keegan                      1,797,168.735        95.82%
Intermediate Tax Exempt Bond                Trust-Kenneburt
Fund                                       c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   -------------------------------------------------------------------------------
                                    C      JoAnne Vanzandt                               12,360.949        38.25%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           Rita Jo N. Dedek                               6,663.461        20.62%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 381030
                                           -----------------------------------------------------------------------
                                           Eddie Harbert                                  2,568.199         7.95%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           Edna R. Wyatt-Collins                          2,356.868         7.29%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           Estate of John Bradley McMillan                2,119.891         6.56%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           Brannon Wiley                                  1,898.236         5.87%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           Huey B. Gordon and Mary Lou Gordon             1,647.840         5.10%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   -------------------------------------------------------------------------------
                                    I      Regions Morgan Keegan                        460,247.261        75.06%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           Regions Morgan Keegan                        141,666.721        23.10%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
------------------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select        A      Regions Morgan Keegan                    497,178,461.561        66.18%
Treasury Money Market Fund                  Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           Morgan Keegan Money Market Dept.         157,621,325.000        20.98%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                   Share                                              Number of         Percent
Fund                               Class               Record Holder                   Shares           of Class
------------------------------------------------------------------------------------------------------------------
Regions Morgan Keegan Select        A      Morgan Keegan Money Market Dept.         38,638,888.35        53.42%
Money Market Fund                          c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                           -----------------------------------------------------------------------
                                           Regions Morgan Keegan                    30,358,401.78        41.97%
                                            Trust-Kenneburt
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
                                   -------------------------------------------------------------------------------
                                    I      Regions Morgan Keegan Trust              11,403,434.32        99.96%
                                           c/o Morgan Keegan & Co., Inc
                                           50 North Front Street
                                           Memphis, TN 38103
------------------------------------------------------------------------------------------------------------------

     To the knowledge of each Pioneer Fund, as of March 16, 2009, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Pioneer Fund.

--------------------------------------------------------------------------------------------------
                   Share                                                 Number          Percent
Fund               Class                Record Holder                  of Shares         of Class
--------------------------------------------------------------------------------------------------
Pioneer Fund        A      NFS LLC FEBO                               5,407,521.17        16.28%
                           Regions BK DBA Kenneburt Co.
                           250 Riverchase Pkwy E FL 5
                           Birmingham AL 35244-1832
                    ------------------------------------------------------------------------------
                    C      MLPF&S For The Sole Benefit Of             2,251,224.64        38.72%
                            Its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
                           -----------------------------------------------------------------------
                           Citigroup Global Markets Inc                 419,740.44         7.22%
                           Attn: Peter Booth
                           333 West 34th St 7th Fl
                           New York, NY 10001-2402
                    ------------------------------------------------------------------------------
                    Y      NFS LLC FEBO                              22,089,436.65        36.32%
                           Regions BK DBA Kenneburt Co.
                           250 Riverchase Pkwy E FL 5
                           Birmingham AL 35244-1832
                           -----------------------------------------------------------------------
                           Edward D Jones & Co                        4,008,879.12        24.36%
                           Attn Mutual Funds
                           Shareholder Accounting
                           201 Progress Pkwy
                           Maryland Hts, MO 63043-3009
                           -----------------------------------------------------------------------
                           State of Florida Public Employees          2,751,324.81        16.72%
                           Optional Retirement Program
                           1801 Hermitage Blvd Ste 100
                           Tallahassee, FL 32308-7743
                           -----------------------------------------------------------------------
                           State St Bank And Trust Trustee            2,340,161.24        14.22%
                           FBO Pacificorp K Plus Savings Plan
                           Trust DTD 1/9/1996
                           805 Pennsylvania AVE
                           5TH Floor, Tower 2
                           Kansas City, MO 64105
                           -----------------------------------------------------------------------
                           NFS LLC FEBO                               5,999,456.81         9.86%
                           Regions BK DBA Kenneburt Co.
                           250 Riverchase Pkwy E FL 5
                           Birmingham AL 35244-1832
                           -----------------------------------------------------------------------
                           MLPF&S For The Sole Benefit Of             5,970,123.40         9.82%
                            Its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
                           -----------------------------------------------------------------------
                           GPC Securities Inc As Agent For              994,166.37         6.04%
                           Reliance Trust Co CUST
                           Regions Morgan Keegan TR
                           FBO Regions Finan Corp 401K
                           P.O. Box 105117
                           Atlanta, GA 30348-5117
                           -----------------------------------------------------------------------
                           MLPF&S For The Sole Benefit Of               897,632.26         5.45%
                            Its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                 Share                                                 Number         Percent
Fund                             Class                Record Holder                  of Shares        of Class
----------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund        A      Pioneer Global Investments Limited         3,932,187.41       5.85%
                                         1 George's Quay Plaza
                                         George's Quay
                                         Dublin 2
                                         Ireland
                                 -------------------------------------------------------------------------------
                                  C      MLPF&S For The Sole Benefit Of             1,015,496.50      15.03%
                                          Its Customers
                                         Mutual Fund Administration
                                         4800 Deer Lake Drive East 2nd Floor
                                         Jacksonville, FL 32246-6484
                                         -----------------------------------------------------------------------
                                         Citigroup Global Markets Inc                 658,303.27       9.74%
                                         Attn: Peter Booth
                                         333 West 34th St 7th Fl
                                         New York, NY 10001-2402
                                 -------------------------------------------------------------------------------
                                  Y      First Command Financial SVS Inc            7,601,518.94      47.12%
                                         FBO First Command SIP
                                         Attn: Trust Dept
                                         P.O. Box 901075
                                         Ft Worth, TX 76101-2075
                                         -----------------------------------------------------------------------
                                         MLPF&S For The Sole Benefit Of             2,616,138.65      16.22%
                                          Its Customers
                                         Mutual Fund Administration
                                         4800 Deer Lake Drive East 2nd Floor
                                         Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                Share                                                   Number           Percent
Fund                            Class                 Record Holder                    of Shares         of Class
----------------------------------------------------------------------------------------------------------------
Pioneer Cullen Value Fund        A      Charles Schwab & CO                          14,022,505.86        10.80%
                                        For the Sole Benefit of Its Customers
                                        Attn: Mutual Funds
                                        101 Montgomery St
                                        San Francisco, CA 94104-4151
                                        ------------------------------------------------------------------------
                                        MLPF&S For The Sole Benefit Of                9,133,992.90         7.03%
                                         Its Customers
                                        Mutual Fund Administration
                                        4800 Deer Lake Drive East 2nd Floor
                                        Jacksonville, FL 32246-6484
                                 -------------------------------------------------------------------------------
                                 C      MLPF&S For The Sole Benefit Of                6,113,089.36        20.27%
                                         Its Customers
                                        Mutual Fund Administration
                                        4800 Deer Lake Drive East 2nd Floor
                                        Jacksonville, FL 32246-6484
                                        ------------------------------------------------------------------------
                                        Citigroup Global Markets Inc                  3,946,820.59        13.09%
                                        Attn: Peter Booth
                                        333 West 34th St 7th Fl
                                        New York, NY 10001-2402
                                 -------------------------------------------------------------------------------
                                 Y      Prudential Investment Management             15,707,216.58        24.72%
                                        Services FBO Mutual Fund Clients
                                        Attn: Pruchoice Unit
                                        Mail Stop NJ 05-11-20
                                        100 Mulberry St 3 Gateway Cen Fl 11
                                        Newark, NJ 07102
                                        ------------------------------------------------------------------------
                                        First Command Financial SVS Inc              12,620,771.05        19.86%
                                        FBO First Command SIP
                                        Attn: Trust Dept
                                        P.O. Box 901075
                                        ------------------------------------------------------------------------
                                        Ft Worth, TX 76101-2075
                                        Charles Schwab & Co, Inc                      5,425,007.87         8.54%
                                        Special Custody Account for the
                                        Benefit of Customers
                                        Attn: Mutual Funds
                                        101 Montgomery Street
                                        San Francisco, CA 94104-4151
                                        ------------------------------------------------------------------------
                                        Massachusetts Mutual Life                     3,586,689.67         5.65%
                                         Insurance Company
                                        1295 State St
                                        Springfield, MA 01111-0001
                                        ------------------------------------------------------------------------
                                        Citigroup Global Markets Inc                  3,482,696.12         5.48%
                                        Attn: Peter Booth
                                        333 West 34th St 7th Fl
                                        New York, NY 10001-2402
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                    Share                                                Number         Percent
Fund                                Class                Record Holder                 of Shares        of Class
----------------------------------------------------------------------------------------------------------------
Pioneer Classic Balanced Fund        Y      NFS LLC FEBO                               907,469.06        53.66%
                                            Regions BK DBA Kenneburt Co.
                                            250 Riverchase Pkwy E FL 5
                                            Birmingham AL 35244-1832
                                            --------------------------------------------------------------------
                                            BISYS Retirement Services FBO              542,094.89        32.06%
                                            Warrior Tractor Equipment 401K
                                            700 17th Street
                                            Suite 300
                                            Denver, CO 80202-3531
----------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                    A      MLPF&S For The Sole Benefit Of           3,020,967.35         9.10%
                                             Its Customers
                                            Mutual Fund Administration
                                            4800 Deer Lake Drive East 2nd Floor
                                            Jacksonville, FL 32246-6484
                                    ----------------------------------------------------------------------------
                                     Y      Brown Brothers Harriman & Co             3,226,857.43         5.31%
                                            As Custodian For REINVEST
                                            ATTN Investment Funds Global
                                            Distribution Center
                                            525 Washington Blvd
                                             Jersey City, NJ 07310-1606
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                Share                                                    Number          Percent
Fund                            Class                 Record Holder                     of Shares        of Class
-----------------------------------------------------------------------------------------------------------------
Pioneer Short Term Income        A      Amsouth Bancorporation                           154,107.72       9.94%
Fund                                    Deferred Compensation Plan
                                        c/o State Street Bank & Trust
                                        200 Newport Ave. 7S
                                        N Quincy, MA 02171-2102
                                        -------------------------------------------------------------------------
                                        GPC as Agent for RTC CUST                        133,251.15       8.60%
                                        Regions Morgan Keegan Trust
                                        FBO Sweetwater Hospital
                                        Association 401K Plan
                                        P.O. Box 105117
                                        Atlanta, GA 30348-5117
                                 --------------------------------------------------------------------------------
                                 Y      Brown Brothers Harriman & Co                   2,043,164.92      24.44%
                                        As Custodian For REINVEST
                                        ATTN Investment Funds Global
                                        Distribution Center
                                        525 Washington Blvd
                                        Jersey City, NJ 07310-1606
                                        -------------------------------------------------------------------------
                                        Brown Brothers Harriman & Co                   1,282,429.52      15.34%
                                        As Custodian For REINVEST
                                        ATTN Investment Funds Global
                                        Distribution Center
                                        525 Washington Blvd
                                        Jersey City, NJ 07310-1606
                                        -------------------------------------------------------------------------
                                        Brown Brothers Harriman & Co                   1,122,628.67      13.43%
                                        As Custodian For REINVEST
                                        ATTN Investment Funds Global
                                        Distribution Center
                                        525 Washington Blvd
                                        Jersey City, NJ 07310-1606
                                        -------------------------------------------------------------------------
                                        Brown Brothers Harriman & Co                     983,576.89      11.77%
                                        As Custodian For REINVEST
                                        ATTN Investment Funds Global
                                        Distribution Center
                                        525 Washington Blvd
                                        Jersey City, NJ 07310-1606
                                        -------------------------------------------------------------------------
                                        Brown Brothers Harriman & Co                     950,852.82      11.38%
                                        As Custodian For REINVEST
                                        ATTN Investment Funds Global
                                        Distribution Center
                                        525 Washington Blvd
                                        Jersey City, NJ 07310-1606
                                        -------------------------------------------------------------------------
                                        NFS LLC FEBO                                     989,060.36      11.83%
                                        Regions BK DBA Kenneburt Co.
                                        250 Riverchase Pkwy E FL 5
                                        Birmingham AL 35244-1832
                                        -------------------------------------------------------------------------
                                        NFS LLC FEBO                                     477,877.09       5.72%
                                        Regions BK DBA Kenneburt Co.
                                        250 Riverchase Pkwy E FL 5
                                        Birmingham AL 35244-1832
-----------------------------------------------------------------------------------------------------------------
Pioneer Treasury Reserves        A      Morgan Keegan & Co., Inc.                    101,507,541.20      78.25%
Fund                                    For the Exclusive Benefit of Customers
                                        50 N Front St.
                                        Memphis, TN 38103-2126
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                 Share                                                     Number           Percent
Fund                             Class                 Record Holder                     of Shares          of Class
--------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund        A      Morgan Keegan & Co., Inc.                     260,780,046.48        37.55%
                                         For the Exclusive Benefit of Customers
                                         50 N Front St.
                                         Memphis, TN 38103-2126
                                 -----------------------------------------------------------------------------------
                                  Y      Kennebert & Co.                               151,312,352.11        93.68%
                                         FEE'D
                                         Regions Bank Trust Operations
                                         250 Riverchase Pkwy E 5th Floor
                                         Birmingham, AL 35244-1832
                                         ---------------------------------------------------------------------------
                                         MLPF&S For The Sole Benefit Of                  9,297,891.91         5.76%
                                          Its Customers
                                         Mutual Fund Administration
                                         4800 Deer Lake Drive East 2nd Floor
                                         Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------------------

     Each of Pioneer Select Mid Cap Growth Fund, Pioneer Growth Fund and Pioneer Intermediate Tax Free Income Fund is a newly formed fund that will commence operations upon consummation of the proposed Reorganization relating thereto. Therefore, none of Pioneer Select Mid Cap Growth Fund, Pioneer Growth Fund and Pioneer Intermediate Tax Free Income Fund has any shares outstanding as of the date of this Proxy Statement/Prospectus.

                                     EXPERTS

RMK Funds

     The financial statements and financial highlights of each RMK Fund for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus. The financial statements and financial highlights of each RMK Fund for its most recent fiscal year end November 30, 2008 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Pioneer Funds

     The financial highlights and financial statements of each Pioneer Fund for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus. The financial highlights and financial statements of each Pioneer Fund for its most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

     You can obtain more free information about each Fund from your investment firm or

     With respect to each RMK Fund:

        by writing to: Morgan Keegan & Company, Inc.
                       50 North Front Street
                       Memphis, Tennessee 38103

        by calling:    1-800-222-8866

     With respect to each Pioneer Fund:

        by writing to: Pioneer Investment Management Shareholder Services, Inc.
                       60 State Street
                       Boston, Massachusetts 02109

        by calling:    1-800-225-6292

  Each Fund's statement of additional information and shareholder reports are available free of charge on the following websites:

     With respect to each RMK Fund: www.morgankeegan.com

     With respect to each Pioneer Fund: www.pioneerinvestments.com

     Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Fund's investments. An annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

          EXHIBIT A-1 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION
          -----------------------------------------------------------

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the [ ] day of February, 2009, by and between Pioneer [____________] Fund, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series Pioneer [___________] Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Regions Morgan Keegan Select Funds, a Massachusetts business trust (the "Acquired Trust"), on behalf of its series Regions Morgan Keegan [_______________] Fund (the "Acquired Fund"), with its principal place of business at Morgan Keegan Tower, 50 North Front Street, Memphis, Tennessee 38103. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     The transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, [Class C](1) and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as set forth on the Statement of Assets and Liabilities (as defined below) and as included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization") are intended to constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treasury Regulations Section 1.368-2(g).

     WHEREAS, the Acquiring Fund is a series of the Acquiring Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act").

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 hereof (the "Acquired Assets") to the Acquiring Fund, free and clear of all liens and encumbrances and subject to no restrictions on the full transfer thereof (other than those arising under the Securities Act of 1933, as amended (the "Securities Act")), and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate NAV equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2 hereof; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below). [For purposes of this Agreement, the Class A shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, the Class C shares of the Acquired Fund correspond to the Class C shares of the Acquiring Fund, and the Class I shares of the Acquired Fund correspond to the Class Y shares of the Acquiring Fund and the term "Acquiring Fund Shares" should be read to include each such class of shares of the Acquiring Fund.] [For the RMK Select Intermediate Tax Exempt Bond Fund Agreement: For purposes of this Agreement, the Class A shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, the Class C shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, and the Class I shares of the Acquired Fund correspond to the Class Y shares of the Acquiring Fund and the term "Acquiring Fund Shares" should be read to include each such class of shares of the Acquiring Fund.]

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the

----------
(1) To be deleted for RMK Select Intermediate Tax Exempt Bond Fund Agreement.

                                     A-1-1

Acquired Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of or access to all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the Acquired Trust and the Acquiring Trust, be provided access to) copies of or access to all records that the Acquired Trust is required to maintain under the Investment Company Act, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder, or other applicable laws, to the extent such records pertain to the Acquired Fund; provided, however, that the Acquiring Trust understands and agrees that certain of the records of the Acquired Trust in respect of the Acquired Funds contain confidential, non-public information relating to certain funds other than the Acquired Funds (the "Unrelated Information"), and the Acquiring Trust hereby undertakes and agrees, subject to applicable law, to keep such Unrelated Information in the strictest confidence, unless otherwise required by law.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     (c) (i) The Acquired Trust will, at least thirty (30) business days prior to the Closing Date, furnish the Acquiring Fund with a list of the then-held securities of the Acquired Fund, and shall identify any investments of the Acquired Fund being fair valued by the Acquired Fund Administrator (as defined below) or being valued based on broker-dealer quotes obtained by the Acquired Fund Administrator. At least twenty (20) business days prior to the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, will advise the Acquired Trust of any such investments of the Acquired Fund identified on such list which the Acquiring Fund Adviser (as defined below) does not believe would be desirable for the Acquiring Fund. Under such circumstances, to the extent practicable, the Acquired Trust, on behalf of the Acquired Fund, if requested in writing by the Acquiring Trust and to the extent permissible and consistent with the Acquired Fund's investment objectives and policies, will dispose of such investments prior to the Closing Date; provided that no such sales shall be made or required until the Reorganization has been approved by the Acquired Fund Shareholders (as defined below).

        (ii) Notwithstanding the foregoing, nothing in this Paragraph 1.2(c) shall require the Acquired Trust, on behalf of the Acquired Fund, to dispose of portfolio securities or other assets if, in the reasonable judgment of the Acquired Trust's Board of Trustees or Morgan Asset Management, Inc. ("MAM"), such disposition could adversely affect the status of the reorganization of the Acquired Fund as a "reorganization" within the meaning of Section 368(a) of the Code.

     1.3 The Acquired Fund will use its best efforts to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Trust shall liquidate the Acquired Fund and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Acquired Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Acquired Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be terminated as soon as reasonably practicable after such distribution, but in all events within six months after the Closing Date. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.


                                     A-1-2

     1.7 Any reporting responsibility of the Acquired Trust with respect to the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1(h)(L) hereof), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Trust. The Acquired Trust agrees to file such regulatory reports, Tax Returns, and other documents on a timely basis. The Acquiring Trust shall fully cooperate with the Acquired Trust to the extent necessary for such reporting responsibilities to be discharged.

     1.8 No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. With respect to shares of the Acquired Fund, for purposes of determining any contingent deferred sales charge applicable to corresponding Acquiring Fund shares received as a result of the Reorganization, the same sales charge and schedule that applied to such Acquired Fund shares prior to the Reorganization will apply after the Reorganization and the holding period will be calculated from the date such Acquired Fund shares were initially issued by the Acquired Fund.


2.   VALUATION

     2.1 The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Trust's Declaration of Trust, or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by Morgan Keegan & Company, Inc. (the "Acquired Fund Administrator") in the manner set forth in the Acquired Trust's Declaration of Trust or By-Laws, and each Acquired Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund attributable to each class of Acquired Fund shares, as determined in accordance with Paragraph
2.1 hereof, by the NAV of each Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1 hereof.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at the Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.


3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be May 15, 2009, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of Regions Bank (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. The Acquired Trust, on behalf of each Acquired Fund, shall instruct the Acquired Fund Custodian to deliver any such portfolio securities that the Acquired Fund Custodian so holds at the Valuation Time to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered on the Closing Date by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash balances maintained by the Acquired Fund Custodian shall be delivered on the Closing Date by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian and the Acquiring Fund Custodian crediting such funds to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer


                                     A-1-3
taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 hereof is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Acquired Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Acquired Trust's records by such officers or one of the Acquired Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.


4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the Acquired Trust to the Acquiring Trust, the Acquired Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Trust, on behalf of the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquired Fund is a series of the Acquired Trust. The Acquired Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquired Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The Acquired Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Acquired Fund will not result in a violation of, any provision of the Acquired Trust's Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which the Acquired Fund or any of its assets are bound;

     (d) Except as set forth on Schedule 4.1(d), no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets and except as set forth on Schedule 4.1(d), the Acquired Trust knows of no facts which could reasonably be expected to form the basis for the institution of such proceedings. Neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

     (e) Neither the Acquired Trust, on behalf of the Acquired Fund, nor the Acquired Fund has any material contracts or other commitments (other than this Agreement, agreements for the purchase and sale of securities or other permitted investments, and those contracts listed in Schedule 4.1(e)) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring
  Fund);

     (f) The statement of assets and liabilities of the Acquired Fund, the related statements of operations and changes in net assets, and the schedule of investments, and the notes thereto, as of and for the fiscal year ended November 30, 2008, have been audited by an independent registered public accounting firm retained by the Acquired Fund, are in accordance with generally accepted


                                     A-1-4
  accounting principles ("GAAP") consistently applied, and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and the Acquired Fund had no known liabilities of a material amount as of the date thereof, whether actual or contingent, other than those disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Acquired Fund that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

     (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

     (h) (A) The Acquired Fund is a separate series of the Acquired Trust treated as a separate corporation from each other series of the Acquired Trust under Section 851(g) of the Code. For each taxable year of its existence, the Acquired Fund has had in effect an election to be a regulated investment company under Subchapter M of the Code, has satisfied, and, for the current taxable year, it expects to satisfy, all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and for each such taxable year, the Acquired Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of
  Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code. The Acquired Fund does not and will not have any tax liability under Section 4982 of the Code for any period ending on or before the Closing Date;

        (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed;

        (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), that were due and payable or that were claimed to be due;

        (D) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

        (E) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

        (F) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

        (G) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Paragraph 5.7 hereof, rather than in any notes thereto. All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;


                                     A-1-5

        (H) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

        (I) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date;
     (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

        (J) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

        (K) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records; and

        (L) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, duties, deficiencies, customs, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, in connection with Taxes and any associated schedules, attachments, work papers, or other information, including any attachments, produced in connection with such items, as well as any information returns required by any governmental or regulatory authority to be provided to any other person in connection with Taxes;

     (i) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, validly issued and outstanding, fully paid and non-assessable by the Acquired Trust. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List delivered at the Closing pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

     (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, free of any liens or other encumbrances and subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act and, as previously disclosed to the Acquiring Fund, such restrictions generally applicable to the Acquired Assets of the type being transferred in the ordinary course;

     (k) The Acquired Trust has the trust power and authority, on behalf of the Acquired Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;


                                     A-1-6

     (l) The information to be furnished in writing by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Trust's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

     (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

     (p) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the six-year period ending on the date of this Agreement, and any amendments or supplements thereto, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

     (q) The Acquired Fund currently complies in all material respects with, and for the six-year period ending on the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and for the six-year period ending on the date of this Agreement has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with, and for the six-year period ending on the date of this Agreement has complied in all material respects with, the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquired Fund during the six-year period ending on the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations promulgated thereunder and
  (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Trust, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment
  Company Act, nor, to the knowledge of the Acquired Trust, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act;

     (s) The tax representation certificate to be delivered by the Acquired Trust on behalf of the Acquired Fund to the Acquiring Trust and Bingham McCutchen LLP at the Closing pursuant to Paragraph 7.4 hereof (the "Acquired Trust Tax Representation Certificate")


                                     A-1-7
  will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

     (t) There are no certificates representing ownership of Acquired Fund Shares currently outstanding.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the Acquired Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Trust, on behalf of the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Fund has not commenced operations and will not do so until the Closing. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The Acquiring Trust's registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a violation of, any provision of the Acquiring Trust's Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Trust knows of no facts which could reasonably be expected to form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

     (g) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;


     (h) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;


                                     A-1-8

     (i) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, validly issued and outstanding, fully paid and non-assessable and have been offered for sale and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

     (j) The Acquiring Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Trust, on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (k) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

     (l) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

     (m) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Trust, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Trust, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act;

     (n) The Acquiring Fund is a newly-formed separate series of Acquiring Trust treated as a separate corporation from each other series of the Acquiring Trust under Section 851(a) of the Code. Prior to the Closing Date, the Acquiring Fund will have no assets, liabilities or operations of any kind; and

     (o) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the Acquired Trust and Bingham McCutchen LLP at the Closing pursuant to Paragraph 6.3 hereof (the "Acquiring Trust Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.


5.   COVENANTS

     5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Acquired Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Acquired Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


                                     A-1-9

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the business day immediately following the Closing Date a statement of assets and liabilities of the Acquired Fund as of the Closing Date ("Statement of Assets and Liabilities") setting forth the NAV (as computed pursuant to Paragraph 2.1 hereof) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and shall be certified by the Acquired Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, which statement will be certified by the Treasurer or Assistant Treasurer of the Acquired Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Acquired Fund, in the Acquired Trust Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Trust Tax Representation Certificate.

     5.9 Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code, and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its reasonable best efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.


6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the Acquired Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 6 has been met, and as to such other matters as the Acquired Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the Acquired Trust and Bingham McCutchen LLP an Acquiring Trust Tax Representation Certificate, reasonably satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Trust, concerning certain tax-related matters.

     6.4 The Acquired Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, and related matters of Bingham McCutchen LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Trust; and


                                     A-1-10

     6.5 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.


7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Acquired Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Trust shall have delivered to the Acquiring Fund on the business day immediately following the Closing Date the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7 hereof, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Acquired Trust's Treasurer or Assistant Treasurer;

     7.3 The Acquired Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Acquired Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust made in this Agreement on behalf of the Acquired Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 7 has been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Acquired Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Bingham McCutchen LLP an Acquired Trust Tax Representation Certificate, reasonably satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Acquired Trust and the Acquiring Trust, concerning certain tax-related matters;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, and related matters of K&L Gates LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust;

     7.6 With respect to the Acquired Fund, the Board of Trustees of the Acquired Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     7.7 MAM shall have purchased officers and directors liability insurance coverage for each of the current and former independent trustees and officers of the Acquired Trust for a period of six years after the Closing Date at least at the same levels (i.e., the same coverage amounts and deductibles) and on substantially the same terms as the Acquired Trust maintains for its officers and trustees on the Closing Date.


8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Acquired Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation,


                                     A-1-11
in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Bingham McCutchen LLP, dated the Closing Date, reasonably satisfactory to the Acquired Trust and the Acquiring Trust, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Acquiring Trust Tax Representation Certificate and the Acquired Trust Tax Representation Certificate, for federal income tax purposes, (i) the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund on the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code or (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code; (iii) the tax basis in the hands of the Acquiring Fund of each Acquired Asset will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer; (iv) the holding period of each Acquired Asset in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Acquired Asset was held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption of the Assumed Liabilities; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor; (viii) each Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets. Notwithstanding anything in this Agreement to the contrary, neither Fund may waive the condition set forth in this Paragraph 8.5[;] [; and]

     [8.6 The parties shall have executed the Undertaking between the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund; and]

     For the RMK Select Mid Cap Growth Fund and RMK Select Growth Fund
Agreements: 8.7 At the time of the Reorganization, the Acquired Fund shall not own the securities referenced in paragraph 5 of the Undertaking among Regions Financial Corporation, MAM and Pioneer Investment Management, Inc.


9.   BROKERAGE FEES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES; UNDERTAKING

     10.1 The Acquiring Trust and the Acquired Trust each agrees that[, with the exception of the Undertaking referenced in Paragraph 8.7,] neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 or Section 5 hereof and that this Agreement constitutes the entire agreement between the parties with respect to the matters covered by this Agreement.

     10.2 The covenants to be performed after the Closing by both the Acquiring Trust and the Acquired Trust shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

     10.3 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, acknowledge and accept the Undertaking between Regions Financial Corporation, MAM and Pioneer Investment Management, Inc. to and for the benefit of the Acquiring Fund and the Acquired Fund in connection with the transactions contemplated by this Agreement.


                                     A-1-12

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

     (d) by resolution of the Acquired Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

     (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2009 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Acquired Trust or the Acquired Fund, or the trustees or officers of the Acquired Trust, or the Acquiring Trust, but, subject to Paragraph 9.2 hereof, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.


12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Paragraph 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.


13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Trust, Morgan Keegan Tower, 50 North Front Street, Memphis, Tennessee 38103, Attention:
Secretary, with copies to K&L Gates LLP, 1601 K Street, NW, Washington, DC, 20006-1600, Attention: Donald W. Smith, Esq., and to the Acquiring Trust, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, Attention: Roger P. Joseph, Esq.


14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than 6 Delaware Code [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


                                     A-1-13

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Acquired Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Acquiring Trust's Declaration of Trust and the Declaration of Trust of the Acquired Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Acquired Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Acquired Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Acquiring Trust's Declaration of Trust and the Declaration of Trust of the Acquired Trust, respectively.


                            [Signature page follows.]

                                    * * * * *

                                     A-1-14

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                         Regions Morgan Keegan Select
                                Funds, on behalf of its series Regions Morgan
                                Keegan [   ] Fund


By:                             By:
   ----------------------------    ---------------------------------------------
Name:                           Name:
Title: [Assistant] Secretary    Title: [Vice] President


Attest                          Pioneer [   ]
                                Fund, on behalf of its series Pioneer [   ] Fund

By:                             By:
   ----------------------------    ---------------------------------------------
Name:                           Name:
Title: [Assistant] Secretary    Title: [Vice] President

                                     A-1-15

                                Schedule 4.1(d)

     On or about June 4, 2007, the Acquired Fund (along with the other funds of the Acquired Trust) was named as a party along with Morgan Keegan and Company ("Morgan Keegan") in an administrative complaint filed by the Illinois Securities Department regarding portability issues regarding the proprietary funds. Morgan Keegan and the State have reached an agreement to resolve claims brought by the State regarding Morgan Keegan's sales practices regarding the proprietary funds. The settlement agreement was signed by the Director of the Illinois Securities Department on January 22, 2009. Morgan Keegan will make certain payments to the State's Investor Education Fund and reimbursement for investigative expenses. The Acquired Fund was dismissed on January 23, 2009, and is not contributing in any way to the monetary resolution.


                                     A-1-16

                                Schedule 4.1(e)

     None.

                                     A-1-17

          EXHIBIT A-2 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION
          -----------------------------------------------------------

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the [ ] day of February, 2009, by and between Pioneer [________] Fund, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series Pioneer [________________] Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Regions Morgan Keegan Select Funds, a Massachusetts business trust (the "Acquired Trust"), on behalf of its series Regions Morgan Keegan [_____________] Fund (the "Acquired Fund"), with its principal place of business at Morgan Keegan Tower, 50 North Front Street, Memphis, Tennessee 38103. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     The transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, [Class C](1) and [Class Y](2) shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as set forth on the Statement of Assets and Liabilities (as defined below) and as included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization") are intended to constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treasury Regulations Section 1.368-2(g).

     WHEREAS, the Acquiring Fund is a series of the Acquiring Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act").

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 hereof (the "Acquired Assets") to the Acquiring Fund, free and clear of all liens and encumbrances and subject to no restrictions on the full transfer thereof (other than those arising under the Securities Act of 1933, as amended (the "Securities Act")), and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate NAV equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2 hereof; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below). [For purposes of this Agreement, the Class A shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, the Class C shares of the Acquired Fund correspond to the Class C shares of the Acquiring Fund, and the Class I shares of the Acquired Fund correspond to the Class Y shares of the Acquiring Fund and the term "Acquiring Fund Shares" should be read to include each such class of shares of the Acquiring Fund.] For the RMK Select Fixed Income Fund and the RMK Select Limited Maturity Fixed Income Fund Agreements: [For purposes of this Agreement, the Class A shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund, the Class C shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund and the Class I shares of the Acquired Fund correspond to the Class Y shares of the Acquiring Fund and the term "Acquiring Fund Shares" should be read to include each such class of shares of the Acquiring Fund.] For the RMK Select Treasury Money Market Fund
Agreement: [For purposes of this Agreement, the Class A shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund and the term "Acquiring Fund Shares" should be read to include such class of shares of the Acquiring Fund.] For the RMK Select Money

----------
(1) To be deleted for RMK Select Fixed Income Fund and RMK Select Limited Maturity Fixed Income Fund Agreements.
(2) To be deleted for RMK Select Treasury Money Market Fund Agreement.

                                     A-2-1

Market Fund Agreement: [For purposes of this Agreement, the Class A shares of the Acquired Fund correspond to the Class A shares of the Acquiring Fund and the Class I shares of the Acquired Fund correspond to the Class Y shares of the Acquiring Fund and the term "Acquiring Fund Shares" should be read to include each such class of shares of the Acquiring Fund.]

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Acquired Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of or access to all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the Acquired Trust and the Acquiring Trust, be provided access to) copies of or access to all records that the Acquired Trust is required to maintain under the Investment Company Act, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder, or other applicable laws, to the extent such records pertain to the Acquired Fund; provided, however, that the Acquiring Trust understands and agrees that certain of the records of the Acquired Trust in respect of the Acquired Funds contain confidential, non-public information relating to certain funds other than the Acquired Funds (the "Unrelated Information"), and the Acquiring Trust hereby undertakes and agrees, subject to applicable law, to keep such Unrelated Information in the strictest confidence, unless otherwise required by law.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     (c) (i) The Acquired Trust will, at least thirty (30) business days prior to the Closing Date, furnish the Acquiring Fund with a list of the then-held securities of the Acquired Fund, and shall identify any investments of the Acquired Fund being fair valued by the Acquired Fund Administrator (as defined below) or being valued based on broker-dealer quotes obtained by the Acquired Fund Administrator. At least twenty (20) business days prior to the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, will advise the Acquired Trust of any such investments of the Acquired Fund identified on such list which the Acquiring Fund Adviser (as defined below) does not believe would be desirable for the Acquiring Fund. Under such circumstances, to the extent practicable, the Acquired Trust, on behalf of the Acquired Fund, if requested in writing by the Acquiring Trust and to the extent permissible and consistent with the Acquired Fund's investment objectives and policies, will dispose of such investments prior to the Closing Date; provided that no such sales shall be made or required until the Reorganization has been approved by the Acquired Fund Shareholders (as defined below).

        (ii) Notwithstanding the foregoing, nothing in this Paragraph 1.2(c) shall require the Acquired Trust, on behalf of the Acquired Fund, to dispose of portfolio securities or other assets if, in the reasonable judgment of the Acquired Trust's Board of Trustees or Morgan Asset Management, Inc. ("MAM"), such disposition could adversely affect the status of the reorganization of the Acquired Fund as a "reorganization" within the meaning of Section 368(a) of the Code.

     (d) On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any (in the case of the current taxable year, calculated on the basis of the best information available to the Acquired Fund at the time of those distributions), for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 (based on such information) for the current and any prior tax periods.

     1.3 The Acquired Fund will use its best efforts to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Trust shall liquidate the Acquired Fund and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Acquired Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books


                                     A-2-2
of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Acquired Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be terminated as soon as reasonably practicable after such distribution, but in all events within six months after the Closing Date. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Acquired Trust with respect to the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1(h)(L) hereof)) (including but not limited to Tax Returns for the taxable year ending on the Closing Date), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Trust. The Acquired Trust agrees to file such regulatory reports, Tax Returns, and other documents on a timely basis. The Acquiring Trust shall fully cooperate with the Acquired Trust to the extent necessary for such reporting responsibilities to be discharged.

     1.8 No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. With respect to shares of the Acquired Fund, for purposes of determining any contingent deferred sales charge applicable to corresponding Acquiring Fund shares received as a result of the Reorganization, the same sales charge and schedule that applied to such Acquired Fund shares prior to the Reorganization will apply after the Reorganization and the holding period will be calculated from the date such Acquired Fund shares were initially issued by the Acquired Fund.


2.   VALUATION

     2.1 The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Trust's Declaration of Trust, or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by Morgan Keegan & Company, Inc. (the "Acquired Fund Administrator") in the manner set forth in the Acquired Trust's Declaration of Trust or By-Laws, and each Acquired Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund attributable to each class of Acquired Fund shares, as determined in accordance with Paragraph
2.1 hereof, by the NAV of each Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1 hereof.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at the Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.


3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be May 15, 2009, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of Regions Bank (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. The Acquired Trust, on behalf of each Acquired


                                     A-2-3

Fund, shall instruct the Acquired Fund Custodian to deliver any such portfolio securities that the Acquired Fund Custodian so holds at the Valuation Time to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered on the Closing Date by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash balances maintained by the Acquired Fund Custodian shall be delivered on the Closing Date by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian and the Acquiring Fund Custodian crediting such funds to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 hereof is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Acquired Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Acquired Trust's records by such officers or one of the Acquired Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.


4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the Acquired Trust to the Acquiring Trust, the Acquired Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Trust, on behalf of the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a series of the Acquired Trust. The Acquired Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquired Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Acquired Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Acquired Fund will not result in a violation of, any provision of the Acquired Trust's Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which the Acquired Fund or any of its assets are bound;

          (d) Except as set forth on Schedule 4.1(d), no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's


                                     A-2-4
     properties or assets, and except as set forth on Schedule 4.1(d), the Acquired Trust knows of no facts which could reasonably be expected to form the basis for the institution of such proceedings. Neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (e) Neither the Acquired Trust, on behalf of the Acquired Fund, nor the Acquired Fund has any material contracts or other commitments (other than this Agreement, agreements for the purchase and sale of securities or other permitted investments, and those contracts listed in Schedule 4.1(e)) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring
     Fund);

          (f) The statement of assets and liabilities of the Acquired Fund, the related statements of operations and changes in net assets, and the schedule of investments, and the notes thereto, as of and for the fiscal year ended November 30, 2008, have been audited by an independent registered public accounting firm retained by the Acquired Fund, are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and the Acquired Fund had no known liabilities of a material amount as of the date thereof, whether actual or contingent, other than those disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Acquired Fund that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

          (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h) (A) The Acquired Fund is a separate series of the Acquired Trust treated as a separate corporation from each other series of the Acquired Trust under Section 851(g) of the Code. For each taxable year of its existence, including the taxable year ending on the Closing Date, the Acquired Fund has had in effect an election to be a regulated investment company under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code. The Acquired Fund does not and will not have any tax liability under Section 4982 of the Code for any period ending on or before the Closing Date;

               (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed;

               (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), that were due and payable or that were claimed to be due;

               (D) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;


                                     A-2-5

               (E) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (F) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (G) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Paragraph 5.7 hereof, rather than in any notes thereto. All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (H) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (I) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (J) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (K) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records; and

               (L) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, duties, deficiencies, customs, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, in connection with Taxes and any associated schedules, attachments, work papers, or other information, including any attachments, produced in connection with such items, as well as any information returns required by any governmental or regulatory authority to be provided to any other person in connection with Taxes;

          (i) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, validly issued and outstanding, fully paid and non-assessable by the Acquired Trust. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List delivered at the Closing pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;


                                     A-2-6

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, free of any liens or other encumbrances and subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act and, as previously disclosed to the Acquiring Fund, such restrictions generally applicable to the Acquired Assets of the type being transferred in the ordinary course;

          (k) The Acquired Trust has the trust power and authority, on behalf of the Acquired Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished in writing by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Trust's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

          (p) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the six-year period ending on the date of this Agreement, and any amendments or supplements thereto, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

          (q) The Acquired Fund currently complies in all material respects with, and for the six-year period ending on the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and for the six-year period ending on the date of this Agreement has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with, and for the six-year period ending on the date of this Agreement has complied in all material respects with, the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquired Fund during the six-year period ending on the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects


                                     A-2-7
     with the requirements of all applicable statutes and the rules and regulations promulgated thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Trust, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Trust, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act;

         (s) The tax representation certificate to be delivered by the Acquired Trust on behalf of the Acquired Fund to the Acquiring Trust and Bingham McCutchen LLP at the Closing pursuant to Paragraph 7.4 hereof (the "Acquired Trust Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

          (t) There are no certificates representing ownership of Acquired Fund Shares currently outstanding.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the Acquired Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Trust, on behalf of the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three-year period ending on the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission promulgated thereunder and do not or did not at the time of their distribution to the public contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Acquiring Trust's registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (e) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;


                                     A-2-8

          (f) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a violation of, any provision of the Acquiring Trust's Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

          (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Trust knows of no facts which could reasonably be expected to form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (h) The statement of assets and liabilities of the Acquiring Fund, the related statements of operations and changes in net assets, and the schedule of investments, and the notes thereto, as of and for the fiscal year ended [_____], have been audited by Ernst & Young LLP, an independent registered public accounting firm. Those annual financial statements and, if applicable the unaudited statement of assets and liabilities of the Acquiring Fund, the related statements of operations and changes in net assets, and the schedule of investments for any subsequent semi-annual period following the most newly completed fiscal year, were prepared in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such dates and the results of its operations for the periods then ended, and the Acquiring Fund had no known liabilities of a material amount as of the dates thereof, whether actual or contingent, other than those disclosed therein;

          (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus or its statement of additional information as in effect on the date of this Agreement, [or its semi-annual report for the period ended [__________], 2008], there has been no material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. Solely for the purposes of this Paragraph 4.2(i), a decline in NAV per Acquiring Fund Share arising out of the Acquiring Fund's normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

          (j) (A) The Acquiring Fund is a separate series of the Acquiring Trust treated as a separate corporation from each other series of the Acquiring Trust under Section 851(g) of the Code. For each taxable year of its existence, including the taxable year that includes the Closing Date, the Acquiring Fund had in effect an election to be a regulated investment company under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code. The Acquiring Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code. The Acquiring Fund does not and will not have any tax liability under Section 4982 of the Code for any period ending on or before the Closing Date;

               (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed;

               (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

               (D) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (E) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (F) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file)


                                     A-2-9
          consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (G) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in Paragraph 4.2(h) hereof. All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency; and

               (H) The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of
          Section 6662 of the Code;

          (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, validly issued and outstanding, fully paid and non-assessable and have been offered for sale and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

     (m) The Acquiring Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Trust, on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

     (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

     (p) The Acquiring Fund currently complies in all material respects with, and for the three-year period ending on the date of this Agreement has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and for the three-year period ending on the date of this Agreement has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material currently used by the Acquiring Fund complies in all material respects with, and for the three-year period ending on the date of this Agreement has complied in all material respects with, the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquiring Fund during the three-year period ending on the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations promulgated thereunder and (ii) do not or did not contain any


                                     A-2-10
  untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Trust, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Trust, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (r) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the Acquired Trust and Bingham McCutchen LLP at the Closing pursuant to Paragraph 6.3 hereof (the "Acquiring Trust Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.


5. COVENANTS

     5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Acquired Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Acquired Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the business day immediately following the Closing Date a statement of assets and liabilities of the Acquired Fund as of the Closing Date ("Statement of Assets and Liabilities") setting forth the NAV (as computed pursuant to Paragraph 2.1 hereof) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and shall be certified by the Acquired Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, which statement will be certified by the Treasurer or Assistant Treasurer of the Acquired Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Acquired Fund, in the Acquired Trust Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Trust Tax Representation Certificate.

     5.9 Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code, and shall not take any position inconsistent with such treatment.


                                     A-2-11

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its reasonable best efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.


6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the Acquired Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 6 has been met, and as to such other matters as the Acquired Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the Acquired Trust and Bingham McCutchen LLP an Acquiring Trust Tax Representation Certificate, reasonably satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Trust, concerning certain tax-related matters;

     6.4 The Acquired Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, and related matters of Bingham McCutchen LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Trust; and

     6.5 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.


7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Acquired Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Trust shall have delivered to the Acquiring Fund on the business day immediately following the Closing Date the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7 hereof, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Acquired Trust's Treasurer or Assistant Treasurer;

     7.3 The Acquired Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Acquired Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust made in this Agreement on behalf of the Acquired Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 7 has been met, and as to such other matters as the Acquiring Trust shall reasonably request;


                                     A-2-12

     7.4 The Acquired Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Bingham McCutchen LLP an Acquired Trust Tax Representation Certificate, reasonably satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Acquired Trust and the Acquiring Trust, concerning certain tax-related matters;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, and related matters of K&L Gates LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust;

     7.6 With respect to the Acquired Fund, the Board of Trustees of the Acquired Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     7.7 MAM shall have purchased officers and directors liability insurance coverage for each of the current and former independent trustees and officers of the Acquired Trust for a period of six years after the Closing Date at least at the same levels (i.e., the same coverage amounts and deductibles) and on substantially the same terms as the Acquired Trust maintains for its officers and trustees on the Closing Date.


8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Acquired Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Bingham McCutchen LLP, dated the Closing Date, reasonably satisfactory to the Acquired Trust and the Acquiring Trust, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Acquiring Trust Tax Representation Certificate and the Acquired Trust Tax Representation Certificate, for federal income tax purposes, (i) the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund on the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, or (C) any other gain that may be required to be recognized as a result of the closing of the Acquired Fund's taxable year; (iii) the tax basis in the hands of the Acquiring Fund of each Acquired Asset will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;
(iv) the holding period of each Acquired Asset in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Acquired Asset was held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption of the Assumed Liabilities; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired


                                     A-2-13

Fund Shares for Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor; (viii) each Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets. Notwithstanding anything in this Agreement to the contrary, neither Fund may waive the condition set forth in this Paragraph 8.5; [and]

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date[.] [;]

     [For the RMK Select Mid Cap Value Fund, RMK Select Balanced Fund, RMK Select Fixed Income Fund and RMK Select Limited Maturity Fixed Income Fund
Agreements: 8.7 The parties shall have executed the Undertaking between the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund;] and

     8.8 At the time of the Reorganization, the Acquired Fund shall not own the securities referenced in paragraph 5 of the Undertaking among Regions Financial Corporation, MAM and Pioneer Investment Management, Inc.


9.   BROKERAGE FEES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES; UNDERTAKING

     10.1 The Acquiring Trust and the Acquired Trust each agrees that[, with the exception of the Undertaking referenced in Paragraph 8.7,] neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 or Section 5 hereof and that this Agreement constitutes the entire agreement between the parties with respect to the matters covered by this Agreement.

     10.2 The covenants to be performed after the Closing by both the Acquiring Trust and the Acquired Trust shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

     10.3 The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, acknowledge and accept the Undertaking between Regions Financial Corporation, MAM and Pioneer Investment Management, Inc. to and for the benefit of the Acquiring Fund and the Acquired Fund in connection with the transactions contemplated by this Agreement.


11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

     (d) by resolution of the Acquired Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

     (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2009 or such other date as the parties may mutually agree upon in writing.


                                     A-2-14

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Acquired Trust or the Acquired Fund, or the trustees or officers of the Acquired Trust, or the Acquiring Trust, but, subject to Paragraph 9.2 hereof, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.


12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Paragraph 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.


13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Trust, Morgan Keegan Tower, 50 North Front Street, Memphis, Tennessee 38103, Attention:
Secretary, with copies to K&L Gates LLP, 1601 K Street, NW, Washington, DC, 20006-1600, Attention: Donald W. Smith, Esq., and to the Acquiring Trust, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, Attention: Roger P. Joseph, Esq.


14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than 6 Delaware Code [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Acquired Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Acquiring Trust's Declaration of Trust and the Declaration of Trust of the Acquired Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Acquired Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Acquired Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Acquiring Trust's Declaration of Trust and the Declaration of Trust of the Acquired Trust, respectively.


                            [Signature page follows.]


                                   * * * * * *

                                     A-2-15

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                 Regions Morgan Keegan Select
                                        Funds, on behalf of its series Regions Morgan
                                        Keegan [____________] Fund


By:                                     By:
   ------------------------------------    ------------------------------------
Name:                                   Name:
Title: [Assistant] Secretary            Title: [Vice] President



Attest:                                 Pioneer [_____________] Fund,
                                        on behalf of its series Pioneer [_____________] Fund

By:                                     By:
   ------------------------------------    ------------------------------------
Name:                                   Name:
Title: [Assistant] Secretary            Title: [Vice] President

                                     A-2-16

                                Schedule 4.1(d)

     On or about June 4, 2007, the Acquired Fund (along with the other funds of the Acquired Trust) was named as a party along with Morgan Keegan and Company ("Morgan Keegan") in an administrative complaint filed by the Illinois Securities Department regarding portability issues regarding the proprietary funds. Morgan Keegan and the State have reached an agreement to resolve claims brought by the State regarding Morgan Keegan's sales practices regarding the proprietary funds. The settlement agreement was signed by the Director of the Illinois Securities Department on January 22, 2009. Morgan Keegan will make certain payments to the State's Investor Education Fund and reimbursement for investigative expenses. The Acquired Fund was dismissed on January 23, 2009, and is not contributing in any way to the monetary resolution.

     [For Regions Morgan Keegan Select Money Market Fund and Regions Morgan Keegan Select Treasury Money Market Fund -- In October of 2008, the Securities and Exchange Commission conducted a limited-scope exam of money market fund pricing and valuation for the month of September 2008 for the Acquired Fund. There has been no subsequent communication from the Securities and Exchange Commission pertaining to this review.]


                                     A-2-17

                                Schedule 4.1(e)

     None.

                                     A-2-18

    EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH FUND'S PERFORMANCE


               REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND


What started out as a modest gain during the first half of the Fund's fiscal year turned into an absolute rout in the second half of the fiscal year ended November 30, 2008. In our years of investment management experience, we have never seen stocks cascade down in price as they have over the last few months. The last few months will certainly be remembered well into the future.

For the fiscal year ended November 30, 2008, Regions Morgan Keegan Select Mid Cap Growth Fund's Class A Shares had a total return of -41.79%, based on net asset value. The Russell Mid Cap Growth Index(1), the Fund's benchmark, had a total return of -46.15% and the Lipper Mid Cap Growth Index(2) showed an average return of -45.29% during the same period. While the numbers were certainly not what we had envisioned at the beginning of the year, the Fund was able to outperform its index and peer group.

In what started as a long row of dominos falling over, the year began with poor performance from high-yield/structured debt funds, then on to bank stocks collapsing, a frozen financial system, and now potential major industrial problems (e.g., GM, Ford and Chrysler). We all are looking for what's next, but perhaps all the dominos (or enough of them) have fallen over. The stock market has certainly declined enough to discount any (or most) unforeseen events.

While there were no sectors that provided positive returns, the Energy, Industrial and Consumer Discretionary sectors declined less than the market. Information Technology, Materials, and Financials were the weaker performing sectors. Individual stocks that added to performance were: Dollar Tree Stores, +47%; Southwestern Energy, +38%; Church & Dwight, +6%; and Ross Stores, +1%. While we try to avoid large price declines in stocks we hold, it was almost impossible to avoid large percentage losses in the Fund due to the overall decline of the market. The weaker performing holdings in the Fund were: Sirius XM Radio, -95%; Boyd Gaming, -88%; Health Net, -81%; CB Richard Ellis -81%; and Coventry Health, -78%.

There are any number of variables that could happen to the economy, but positive actions by the Federal Reserve and Treasury Department should lessen the economic pain and lead to eventual recovery of the economy. Unfortunately, there are no guarantees as it's been over seventy years since the economy has suffered such financial shocks as we have over the last year.


/s/ Charles A. Murray             /s/ David P. McGrath

Charles A. Murray, CFA            David P. McGrath, CFA
Senior Portfolio Manager          Senior Portfolio Manager
Morgan Asset Management, Inc.     Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

                   REGIONS MORGAN KEEGAN SELECT GROWTH FUND


For the fiscal year ended November 30, 2008, Regions Morgan Keegan Select Growth Fund's Class A Shares had a total return of -35.65%, based on net asset value. During the same period, the Standard & Poor's 500 Index(1), the Fund's benchmark, had a total return of -38.09% and the Lipper Large Cap Growth Index(2) had a total return of -42.88%. The miserable performance of the equity markets reflected a convergence of declining housing prices, an institutional credit crisis, skyrocketing unemployment, plunging consumer confidence (and spending), and massive government intervention. While we are not pleased with the Fund's performance, we did avoid many major disasters in the financial sector. Also, we were underweighted in the "high expectations" stocks with high valuations that performed poorly during the year.

Only three stocks held in the Fund showed a positive return. They were Southwest Energy (+38%), Wal-Mart (+19%) and Genentech (+0.4%). The list of stocks that showed poor performance for the year is extensive, but some of the worst include Coventry Health (-78%), NYSE Euronext (-72%) and Research in Motion (-63%).

The last few months left no place for investors to hide. Only three economic sectors in the Standard & Poor's 500 Index showed a better performance than -38% for the twelve months ended November 30, 2008. They were Consumer Staples (-13%), Energy (-26%) and Health Care (-27%). We continue to hold a slight overweight in the Energy and Material sectors as compared to the Fund's benchmark index.


/s/ Charles A. Murray             /s/ David P. McGrath

Charles A. Murray, CFA            David P. McGrath, CFA
Senior Portfolio Manager          Senior Portfolio Manager
Morgan Asset Management, Inc.     Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

                 REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND


In the past year, we have witnessed events not seen since and reminiscent of the 1930s: the dramatic slowing economic growth; the freeze-up of the financial system; and the decline in the stock market. However, unlike the 1930s, the significant fiscal and monetary responses, although slow in coming, are unprecedented.

The stresses in the financial markets and the economy are evidenced in the negative reaction of stocks such as the decline seen in the Fund's benchmark, the Standard & Poor's 500 Index(1), which fell 38.09 percent for the twelve months ended November 30, 2008. Regions Morgan Keegan Select Core Equity Fund's Class A Shares performed in line with the Fund's benchmark with a decline of
39.36 percent, based on net asset value (1.26 percent underperformance). The Lipper Large-Cap Core Funds Index(2) fell 38.52 percent during the same period.


All sectors in the benchmark index produced negative returns. For the Fund, the best performing sector was the Financial sector because of selection. Energy was the poorest performing sector for the Fund because of underweight and selection. Much of the outperformance resulted from not owning such stocks as Lehman Brothers, Merrill Lynch, Fannie Mae, Freddie Mac and Washington Mutual. In the Energy sector, holdings of Smith International, National Oilwell Varco and Bank of America negatively affected performance. In the Healthcare sector, holdings of Gilead Sciences, Express Scripts, and Medco Health were additive to performance.

It is with trepidation that we look to 2009. Uncertainty exists concerning the recovery of the domestic economy, and fears abound that the global economy will continue to slow. Increased unemployment and a cautious consumer are strong headwinds for any improvement in economic growth here in the U.S.; and, as the U.S. slows, so does the rest of the world.

As things now stand, serious damage has been done to home prices, bond prices, and stock prices. Cash and U.S. Treasury securities seem to be the safe havens of choice. As of this writing, 90-day Treasury bills yield zero percent. The ten-year Treasury yields slightly more than two percent.

As a result of the dismal outlook and price depreciation, attractive valuations unseen for over fifty years have appeared in the stock market. For example, the dividend yield on the Standard & Poor's 500 Index is now 3.30 percent. Compared to the Treasury yields cited previously, the yield is quite attractive and we have not seen such a spread since the 1950s.

Although the outlook for earnings is dismal, even at reduced levels, the earnings yield on stocks is significantly higher than aforementioned Treasury yields. Thus, at some point normal relative valuations could return. Money would move out of the safety of Treasury securities, and into other bonds and stocks. Cash on the sidelines has grown significantly. When money comes out of Treasury bills and cash, stocks have the potential to dramatically outperform other asset classes.

In the meantime, building or adding to a portfolio of quality stocks presents an attractive, forward-looking strategy. The Fund provides a portfolio of domestic stocks that should participate in the ultimate stock market recovery.


/s/ Walter A. Hellwig             /s/ John B. Russell

Walter A. Hellwig                 John B. Russell, CFA
Senior Portfolio Manager          Assistant Portfolio Manager
Morgan Asset Management, Inc.     Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

                REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND


For the fiscal year ended November 30, 2008, Regions Morgan Keegan Select Mid Cap Value Fund's Class A Shares had a total return of -37.35%, based on net asset value. This compares to the Russell Midcap Value Index(1) total return of -41.95% during the same period. Fund performance was impacted by underperforming stocks within the Energy, Consumer Discretionary, and Healthcare sectors, as well as high volatility and severely negative returns across the board in the U.S. and global stock markets. The financial meltdown which intensified in the second half of 2008 has created unprecedented failures and mergers of major U.S. financial institutions and a level of U.S. government, regulatory, and Federal Reserve involvement not seen since the 1930's. A protracted recovery and continued market volatility are more likely than not for the foreseeable future as the world economy recalibrates to slower consumer and industrial activity, changes in credit availability, and the ongoing U.S. housing malaise.

From a sector perspective, the Fund's holdings in the Materials, Industrials, and Information Technology sectors were some of the key positive contributors to overall performance relative to the benchmark. With respect to specific stocks, the Fund benefited from strong contributions by Compass Minerals International, Inc., Flowserve Corp., Peoples United Financial, and Pactiv Corporation. Fund holdings that most adversely impacted performance were found primarily in the Energy and Consumer Discretionary sectors. With respect to specific stocks, Fund performance was adversely impacted by Affiliated Managers Group, Exterran Holdings Inc., Hanesbrands Inc., and Corinthian Colleges, Inc.

With respect to the outlook for 2009, we believe that the challenges of the ongoing global financial crisis will likely impact the markets for some time. On a positive note, stock market valuations have generally become much more attractive than they have been for a long time. However, the restoration of integrity and confidence in the capital markets is an essential ingredient for improved market returns. The massive and unprecedented coordinated activities of Federal Reserve and the U.S. Treasury in October and November of 2008 appear to be having some positive impact on credit markets; however, credit spreads remained wide and unstable at year end 2008. On one hand, the credit market for residential mortgages has shown some signs of stabilizing, but many investors have shifted their focus to the consumer credit and commercial mortgage sectors of the market. The recession started in December 2007, and is expected to continue well into 2009. As a result, we feel that it may take an extended period of time, likely measured in months or quarters, before full confidence and strong economic growth reappear. There will likely continue to be market volatility as many investors continue to reassess the credit crisis and the depressed economy.

Nevertheless, we concur with Warren Buffett's widely publicized quote from October 2008-"if you wait for the robins, the spring will be over." In our view, U.S. stocks, including mid-cap stocks, are generally trading at attractive levels for long-term investment, though the timing of the recovery is unpredictable. Based on a traditional rule of thumb, market-recovery medicine (in the form of interest rate cuts and fiscal stimulus) takes 9-12 months to begin to take hold with the stock market serving as a leading indicator of the recovery. This suggests an economic recovery by late 2009 and a stock market recovery in advance of that. Perhaps the timetable for a classic recovery may be challenged by the severity and nature of market concerns, but we believe that this historical perspective will ultimately serve investors well.

Despite the painful losses that so many investors have experienced this year, we believe that a focus on high quality business franchises and valuations will provide attractive opportunities amongst the rubble for long-term investors. In general, the Fund's portfolio companies possess strong business and attractive cash flow characteristics, and in our opinion, are likely to weather the impact of a recessionary economy and volatile markets well. Also, we are looking at more potential new investment opportunities with similar characteristics being presented these days than in many years. As such, we are cautiously optimistic about the potential for better markets and returns in 2009 and beyond.



/s/ Eric T. McKissack

Eric T. McKissack, CFA
Chief Investment Officer
Channing Capital Management, LLC

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Channing Capital Management, LLC. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

                    REGIONS MORGAN KEEGAN SELECT VALUE FUND


In the past year, we have witnessed events not seen since and reminiscent of the 1930s: the dramatic slowing economic growth; the freeze-up of the financial system; and the decline in the stock market. However, unlike the 1930s, the significant fiscal and monetary responses, although slow in coming, are unprecedented.

The stresses in the financial markets and the economy are evidenced in the negative reaction of stocks such as the decline seen in the Fund's benchmark, the Standard & Poor's 500 Citigroup Value Index(1), which fell 40.75 percent for the twelve months ended November 30, 2008. Regions Morgan Keegan Select Value Fund's Class A Shares performed in line with the Fund's benchmark with a decline of 39.17 percent, based on net asset value (1.58 percent outperformance).

All sectors in the benchmark index produced negative returns. For the Fund, the best performing sector was the Financial sector because of an underweight, particularly early in the year. The Utility sector was the poorest performing sector for the Fund because of an underweight position.

Much of the outperformance resulted from not owning such stocks as Lehman Brothers, Merrill Lynch, Fannie Mae, Freddie Mac and Washington Mutual. The holdings of McDonalds, General Mills, and Monsanto were additive to performance. In the Utility sector, holdings of Entergy, Exelon, and First Energy negatively affected performance.

It is with trepidation that we look to 2009. Uncertainty exists concerning the recovery of the domestic economy, and fears abound that the global economy will continue to slow. Increased unemployment and a cautious consumer are strong headwinds for any improvement in economic growth here in the U.S.; and, as the U.S. slows, so does the rest of the world.

As things now stand, serious damage has been done to home prices, bond prices, and stock prices. Cash and U.S. Treasury securities seem to be the safe havens of choice. As of this writing, 90-day Treasury bills yield zero percent. The ten-year Treasury yields slightly more than two percent.

As a result of the dismal outlook and price depreciation, attractive valuations unseen for over fifty years have appeared in the stock market. For example, the dividend yield on the Standard & Poor's 500 Index is now 3.30 percent. Compared to the Treasury yields cited previously, the yield is quite attractive and we have not seen such a spread since the 1950s.

Although the outlook for earnings is dismal, even at reduced levels, the earnings yield on stocks is significantly higher than aforementioned Treasury yields. Thus, at some point normal relative valuations could return. Money would move out of the safety of Treasury securities, and into other bonds and stocks. Cash on the sidelines has grown significantly. When money comes out of Treasury bills and cash, stocks have the potential to dramatically outperform other asset classes.

In the meantime, building or adding to a portfolio of quality stocks presents an attractive, forward-looking strategy. The Fund provides a portfolio of domestic stocks that should participate in the ultimate stock market recovery.



/s/ Walter A. Hellwig

Walter A. Hellwig
Senior Portfolio Manager
Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

                  REGIONS MORGAN KEEGAN SELECT BALANCED FUND


For the fiscal year ended November 30, 2008, Regions Morgan Keegan Select Balanced Fund's Class A Shares had a total return of -20.78%, based on net asset value. The Standard & Poor's 500 Index(1) and the Barclays Capital (formerly, Lehman Brothers) Government/Credit Total Index(2) had total returns of -38.09% and 1.32%, respectively, during the same period. A market-index return comprised of 60% Standard & Poor's 500 Index and 40% Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(3) was -22.32%. The peer group, as represented by the Lipper Balanced Index( 4), showed a return of -28.91%. While we were not pleased with the absolute return of the Fund, the relative outperformance as compared to the blended index (141 basis points) and the peer group (813 basis points) helps ease some of the pain.

What began as a modest return at midyear turned into a financial horror movie by year-end. Concerns of bank failures, a frozen credit market, weak consumer spending and plunging consumer confidence led to a market decline for the ages, or the worst stock market return since 1931. What strikes this 35-year investment veteran is how many financial and economic comparisons to the 1930's were made over the last few months.

The Fund performed well relative to the indices and our peer group probably due to two reasons: the Fund had no major exposure to any poorly performing assets, and we did not rebalance the Fund from bonds to stocks as the market declined. The Fund was underweighted in Financials during the year, and the bond portion of the Fund held no bonds of the bankrupt financial institutions. An over-weighted position in U.S. Treasury securities helped as the rush to quality assets pushed their prices higher offsetting some of the stock declines.

As mentioned above, we did not rebalance the Fund during the second half of the year. Rebalancing is the process of selling the outperforming asset class and reinvesting in the underperforming asset class. This kept the Fund from always buying into stocks as they were steadily declining.


/s/ Charles A. Murray

Charles A. Murray, CFA
Senior Portfolio Manager
Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

                REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND


The sluggish economic growth that characterized the first half of the Fund's fiscal year gave way to a full blown recession as 2008 drew to a close. Declining home prices, delinquencies and foreclosures forced banks to tighten credit standards and slow lending. Faced with declining home prices, falling equity prices, rising unemployment and slowing global growth, consumer confidence dropped sharply. The result has been a decline in consumer spending that has spread to businesses as they cut jobs and reduce capital spending plans. On almost all fronts, incoming data suggest the recession will be deeper and longer than many thought a few months ago. After growing over 3.0% during the first half of the year, GDP declined 0.5% in the third quarter with a sharper decline expected in the last quarter.

After a modest total return of 0.25% during the first half of the year, the Regions Morgan Keegan Select Fixed Income Fund's Class A Shares total return was -5.66% for the six months ended November 30, 2008. The result was a total return for the year of -5.42%. This compares with the Fund's benchmark return of 3.04% for the Merrill Lynch U.S. Corporate/Government/Mortgage Index(1). The underperformance of the Fund relative to the index was the result two factors. First, investor flight to quality has favored U.S. Treasury securities, a sector which we have underweighted. Second, the Fund retains a small position in non-agency mortgage securities. Despite the still solid credit characteristics of these mortgage bonds, most are rated AAA, prices have been adversely affected by a decline in mortgage market fundamentals and insufficient market liquidity.

Looking into the coming year, we expect the economic environment to remain challenging as the housing market seeks to stabilize and rising unemployment further dampens consumer demand. While this recession looks to be deeper and perhaps longer than other post-war downturns, we feel the economy will rebound in the second half of 2009. The Administration, Congress, and the Federal Reserve have been very aggressive with a combination of monetary and fiscal policy stimulus. While some of this stimulus has already been felt, much has yet to work its way through the economy. Additional policy actions by the Federal Reserve and the Obama Administration to stoke the economic engine are expected over the next several months. We believe the Fund is currently positioned to benefit in the coming year. The Fund remains underweight in the Treasury sector. The Fund is overweight high quality corporate and U.S. agency mortgages, the areas we expect to lead performance in 2009.


/s/ Scott M. Flurry               /s/ William C. Rice

Scott M. Flurry, CFA              William C. Rice, CFA
Senior Portfolio Manager          Senior Portfolio Manager
Morgan Asset Management, Inc.     Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

        REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND


For the fiscal year ended November 30, 2008, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund's Class A Shares had a total return of -7.01%, based on net asset value. During the same period, the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(1) had a total return of 4.30%.

The market events and the deteriorating economic data throughout 2008 created turmoil in the financial markets. As a result, investor confidence fell to extremely low levels. Investors continued to choose U.S. Treasury securities over other sectors in the fixed income market. Thus, U.S. Treasuries outperformed other sectors, such as non-agency mortgages and corporate bonds. Credit characteristics of many investment grade securities became secondary, as prices suffered from a decline in overall market fundamentals and little market liquidity.

We expect that economic conditions will struggle to improve over the next year, as the credit markets seek liquidity and rising unemployment weakens consumer demand. The fiscal and monetary policies that have been passed should serve as a stimulus to the economy as these policies are implemented. Going forward, we believe the Fund is properly structured heading into the coming year, as it is underweight the Treasury sector and has a duration short to that of its benchmark. Furthermore, the Fund is overweight the Corporate sector and has a AAA average quality rating.


/s/ Scott M. Flurry               /s/ George R. McCurdy IV

Scott M. Flurry, CFA              George R. McCurdy IV, CFA
Senior Portfolio Manager          Portfolio Manager
Morgan Asset Management, Inc.     Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

        REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND


For the fiscal year ended November 30, 2008, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund's Class A Shares had a total return of 2.40%, based on net asset value. The Merrill Lynch 3-7 Year Municipal Index, the Fund's benchmark, had a total return of 4.51% during the same period.

At the beginning of the fiscal year, yields on investment grade tax-exempt bonds were at multi-year lows, and the Fund was positioned defensively with a relatively short maturity structure and relatively high credit quality profile.

Soon after the start of 2008 severe disruptions began to occur in the municipal market, mainly as a result of the fallout from mortgage market problems. Bond insurers were downgraded by the credit rating agencies because of the insurers' exposure to subprime mortgage-backed securities. The municipal market had long relied on AAA-rated insurance to facilitate valuation of diverse credits. The very functioning of short-term tax-exempt credit markets depended on having AAA-rated insurance available. While the Fund did not hold any securities whose underlying credit quality was in question, the market dysfunction affected security valuation and trading across most market sectors. As the yield curve steepened in the first half of the fiscal year, with shorter term securities increasing in value and longer term ones declining, the Fund benefited from holding shorter bonds.

In the second half of the fiscal year the volatility of tax-exempt yields increased as economic and financial market problems increased. Liquidity in the tax-exempt market was very poor during this period. Despite the volatility the net change in municipal yields was a small increase from about 7 years to 30 years and little change in the shorter maturities. The Fund had a small positive return for the period as interest earned exceeded the slight decline in market value.

The Fund is once again defensively positioned for a difficult market. Both maturity structure and duration are shorter than those of the benchmark.


/s/ Dorothy E. Thomas

Dorothy E. Thomas, CFA
Senior Portfolio Manager
Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

            REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND


For the fiscal year ended November 30, 2008, Regions Morgan Keegan Select Treasury Money Market Fund's Class A Shares had a total return 1.35%, based on net asset value. During this time period, the Federal Reserve Board cut the Federal Funds Rate from 4.50% to 1.00%, as economic growth concerns overshadowed inflationary risks.

The market events this year have been nothing short of astonishing, and as a result, investor confidence remains extremely low. Demand for liquid, government guaranteed securities has driven U.S. Treasury yields to historically low levels. The three-month U.S. Treasury bill began the fiscal year at 3.14%, yet ended at 0.04%, which is a decline of 310 basis points, or 3.10%.

The Fund maintains a 60-day or less weighted average life in order to qualify for its AAA rating from Standard & Poor's. A positively sloped yield curve and a decline in interest rates mean longer dated securities have yielded a higher return than shorter-dated securities. Therefore, the Fund purchased longer-dated U.S. Treasury securities when possible.

Our current strategy is to take advantage of any short-term fluctuations in interest rates, as well as exploiting any yield disparities between U.S. Treasury Bills and money market eligible U.S. Treasury Notes. Due to the slightly positive slope of the yield curve, the low interest rate environment, and the Federal Reserve Board's monetary outlook, we will maintain a weighted average life of the Fund near 50 days as liquidity considerations and trading conditions permit.


/s/ George R. McCurdy IV

George R. McCurdy IV, CFA
Portfolio Manager
Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

                REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND


For the fiscal year ended November 30, 2008, Regions Morgan Keegan Select Money Market Fund's Class A Shares had a total return of 2.26%, based on net asset value. During this time period, the Federal Reserve Board cut the Federal Funds Rate from 4.50% to 1.00%, as economic growth concerns overshadowed inflationary risks.

Unprecedented market events, such as the failure of some major financial institutions and U.S. government intervention, along with deteriorating economic conditions have caused investors to seek principal preservation over investment returns. This flight to quality has driven U.S. Treasury yields to historically low levels. The three-month U.S. Treasury bill began the fiscal year at 3.14%, yet ended at 0.04%, which is a decline of 310 basis points, or 3.10%.

Investor preference to government guaranteed securities shifted funds from corporations, which limited their ability to raise capital at reasonable rates. This disruption in the credit markets resulted in a decline in outstanding commercial paper. Our focus on quality and a shrinking commercial paper market caused the Fund's sector allocation to shift heavily to money market eligible U.S. government securities. We will continue managing the Fund to take advantage of any short-term market fluctuations without exposing it to any unnecessary risks.


/s/ George R. McCurdy IV

George R. McCurdy IV, CFA
Portfolio Manager
Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER FUND 12/31/08

The year 2008 was one of the worst on record for investors. The American banking system all but collapsed, industrial activity slowed markedly, and unemployment rose significantly. Business and consumer confidence dropped. Companies both large and small ran into trouble, and some ceased to exist or were absorbed into other companies, occasionally with U.S. government prodding. The fall Presidential election turned largely into a debate over what to do next as both major candidates seemed unable to offer any reassurance that everything could be put right quickly. As the United States settled into recession, many other countries around the world also saw their economies weaken. When the year ended, the world seemed to be confronting the first truly global slowdown in quite some time. In the following interview, John Carey, portfolio manager of the Pioneer Fund, discusses the market environment during the 12 months ended December 31, 2008, and how it affected the Fund's performance.


Q: How did the Fund fare through the end of 2008, one of the most tumultuous years in the history of equity markets?

A: The performance of the Pioneer Fund suffered during the downturn, though the results were somewhat better than those of the overall market and competing funds. For the 12 months ended December 31, 2008, Class A shares of the Fund returned -34.38% at net asset value, versus the -36.99% return for the benchmark Standard & Poor's 500 Index (the S&P 500), and the -37.23% average return for the 851 funds in Lipper Analytical Services' large-cap core category. Most of the losses came in the second half of the year: for the six months ended December 31, 2008, Class A shares of the Fund returned -27.31% at net asset value, versus returns of -28.48% for the S & P 500 and -29.22% for the average fund in the Lipper category. During the year as a whole and also during the second half of 2008, both our stock selection and our sector allocations provided the performance advantage over the Fund's competitors and the benchmark. Of course we realize that relative performance is small consolation to our shareholders when the absolute performance numbers are so weak, but we take some satisfaction from having preserved just a bit more value than the majority of portfolios in our Lipper category.


Q: Please discuss the Fund's performance during the last six months of 2008.
   Specifically, which holdings and sector allocations had the greatest positive and negative effects on performance relative to the benchmark S&P 500 Index?

A: The most important contributors to relative performance were the Fund's underweights and stock selections in the underperforming financials and energy sectors. While managing to avoid some of the worst stocks among the financials, including American International Group and Citigroup, the Fund also had two of the few stocks in that sector that performed comparatively well, Chubb and SAFECO. In energy, the Fund's light investment in the swooning oil-services industry was the key factor. Negative factors in performance for the Fund included our overweight and stock selections in the underperforming materials sector and our stock selections in the consumer discretionary and staples sectors. After doing well earlier in the year, the metals and mining stocks within materials plummeted in the second half as commodities prices fell sharply. In the consumer sectors, the Fund was hurt by not owning some of the stocks that held up particularly well in the economic downturn, including Procter & Gamble and Wal-Mart Stores.


Q: Energy prices soared to historic highs during the year, and then plunged later in the year as global economic growth slowed and consumers cut back on energy usage. How is the Fund positioned in energy and other commodities, and what is your view of the commodities over the next year?

A: At December 31, 2008, the Fund was still underweight the energy sector, but remained overweight the materials sector. If one takes the two natural resources sectors together, however, the Fund was only slightly underweight the S&P 500 allocation to the sectors. The Fund was underweight the energy sector from the beginning of the year because of concern over the rising costs for the companies and skepticism of the high oil prices. Sure enough, oil prices came down, and profits for the companies were squeezed. We did make new investments in energy in the second half, believing that the sharply lower share prices for many of the companies no longer reflected the positive longer-term prospects. Marathon Oil is a leading refiner of petroleum products and also has international exploration-and-production operations. Schlumberger is perhaps the leading international oil-services company. But overall we are still cautious on energy.

   With respect to materials, we were, in retrospect, much too sanguine about the potential for metals. The economic slowdown hit the miners very hard, and the performance of the stocks later in the year was even more dismal than that of the energy names. The longer-term picture appears bright, with growing demand for metals from industrializing parts of the world. In the near term, though, it will all be about survival, particularly in view of the leveraged balance sheets of some of the miners that made acquisitions near peak prices.

Q: Oftentimes a weak stock market presents investment opportunities. Did you find some over the second half of the reporting period, and, overall, can you discuss changes you made to the Fund?

A: As we look at the stock market, we see many stocks selling at lower prices than we have seen in a long time. The sell-off has been, we think, quite undiscriminating, as investors have seemed just to want to "get out of the market," no matter what the price. So, yes, we have seen what we regarded as bargains. At the same time, we have also sold stocks of companies we did not think were as well positioned for the difficult times in which we find ourselves. Overall, we added eight names to the Fund during the six months ended December 31, 2008, and eliminated thirteen.

   With respect to initiated positions, we have already mentioned Marathon Oil and Schlumberger. Monsanto is a leading producer of seeds, pesticides, and herbicides, with a premier reputation in the agricultural market. Stryker makes surgical and medical devices and equipment and is most noted for its orthopedic implants, including artificial hips, knees, and shoulders. Aflac is a supplemental insurance provider with a particularly strong market presence in Japan. International Business Machines is the most diversified technology company, with leading businesses in computer software, hardware, and services. First Energy and PPL are public utilities. What all the stocks had in common was a lower share price at our time of purchase than our appraisal of underlying, long-term value.

   With respect to sales from the Fund, good gains were realized on the stocks of two companies that were acquired at premium prices by other companies:
   SAFECO, which was bought by fellow insurance company Liberty Mutual; and Barr Pharmaceuticals, which was taken over by Teva Pharmaceuticals, also a Fund holding. The acquisition of Barr was in exchange for a combination of cash and Teva shares. Our other sales were made for a variety of reasons, including disappointment with growth prospects, concern for financial condition, and less attractive prospects than we had originally envisioned. That liquidation list comprised Ford Motor, Gannett, Zimmer, Banco Bilbao Vizcaya Argentaria (BBVA), Hartford Financial, MetLife, Microsoft, Corning, Motorola, Dell, and Sun Microsystems.


Q: A year like 2008 can cause even the most confident of investors to lose heart, and even some of the bluest of the blue-chip stocks took a beating over the last year. That said, what is your outlook for the coming year?

A: The biggest issue for investors currently is uncertainty over the length of the ongoing economic recession in the U.S. The spread of the recession overseas has also affected the ability of American companies to expand the exports on which so many of them have come to depend for growth. With respect to the public-policy responses to date, in the form of massive bail-outs and other "rescue packages," the jury is still out on whether they are likely to help much. We do know that the programs are expensive, and there is concern among investors over the longer-range budgetary implications of what the outgoing administration has already done and the incoming administration is promising. For now, the Federal Reserve is much more focused on the economic contraction than on the more distant risk of inflation and so has pushed short-term interest rates down to very low, almost negligible levels. But that emphasis could change quickly if the economy does appear over the next few quarters to have regained its footing.


   Despite everything, however, we are of the opinion that this is a business cycle and not the spiral to oblivion, and that in due course, no matter whether the government responses are effective or not, the economy will improve. We continue to have great faith in the resilience of our country and its people. We have also observed that investments made during past periods of economic distress and extreme uncertainty, at the bargain basement prices often prevailing, have often worked out well when held for the long term by patient shareholders. Certainly we are excited by the low prices of many stocks today. Will this time be different, and will investors instead be disappointed? We are proceeding under the assumption that that will not be the case, but we must emphasize the risks and the unknown time horizon.

   Thank you for your support.

Please refer to the Schedule of Investments on pages 18-26 of the Fund's Annual Report for the year ended December 31, 2008 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER MID CAP VALUE FUND 10/31/08

A spreading credit crisis undermined the health of the overall U.S. economy and caused a sharp downturn in the equity market during the 12 months ended October 31, 2008. Widening problems in the financials sector especially affected the mid-cap value market, which includes the stocks of many financial corporations. In the following discussion, Rod Wright, portfolio manager of the Pioneer Mid Cap Value Fund, provides an update on the Fund and the factors that influenced its performance during the 12-month period.


Q: How did the Fund perform during the 12 months ended October 31, 2008?

A: Pioneer Mid Cap Value Fund Class A shares had a total return of -36.70% at net asset value for the fiscal year ended October 31. During the same 12 months, the Fund's benchmark, the Russell Midcap Value Index (the Russell Index), returned -38.83%, while the broad-market Standard & Poor's 500 Index (the S&P 500) returned -36.08%. Over the same 12-month period, the average return of the 362 mutual funds in Lipper Analytical Service's Mid Cap Value category was -39.25%.


Q: What were the principal factors affecting the Fund's performance during the 12-month period?

A: The investment environment for equities was very difficult, as problems that began in the credit markets spread and affected the general economy. Economic activity contracted in the third quarter of 2008 -- the final quarter of the Fund's fiscal year. Consumers, who had helped propel the economy's expansion, abruptly curtailed their spending, leading to sharp cutbacks in expectations for retailers and other consumer-sensitive corporations. Because they had the most exposure to the credit markets and the greatest vulnerability to swings in the capital markets, financial stocks performed particularly poorly, as investors tried to avoid any securities that carried credit risk. This particularly affected the benchmark Russell Mid Cap Value Index, in which financial companies have a 31% weight. By comparison, just 5.7% of the Russell Midcap Growth Index is in financial stocks.

   We were disappointed with the Fund's negative results during the period, despite the Fund's outperformance of the Russell Midcap Value Index and its Lipper peer group. In general, we positioned the Fund defensively, which helped overall returns relative to the Russell Index during a tumultuous period in the market. Our long-term discipline for the Fund focuses on individual stock selection rather than sector positioning, and the Fund's weightings of any individual sector or industry tend to be the result of stock-selection decisions rather than deliberate allocations. As a result of our stock selections, the Fund's underweighted position in the financials sector supported performance on a relative basis. Selections in telecommunication services and consumer staples also helped, as did investments in the consumer discretionary, industrials and health care groups. However, the Fund's underweight position in the energy sector, combined with poor results among the energy corporations in which we did invest, detracted from relative results. Investments in materials and, to a lesser extent, information technology also hurt performance. The Fund's positioning in the utilities sector did not appreciably impact on overall results.


Q: What individual investments most influenced the Fund's performance during the 12 months ended October 31, 2008?

A: The largest single positive contributor to performance was the Fund's investment in insurance company UNUM, which reaped the benefit from a prior restructuring program that strengthened its balance sheet, improved its operations, and resulted in credit rating upgrades by two major ratings services -- a rarity for a financial company in the current environment. Another financials holding that was able to withstand the worst effects of the credit crisis and contribute to the Fund's performance was PNC Financial Services, a regional banking and financial services company. In addition, three Fund holdings were the subject of takeover proposals within their industries, helping lift their stock valuations. Barr Pharmaceuticals, a specialty pharmaceutical company, received an acquisition offer from Teva Pharmaceuticals; Anheuser-Busch was the recipient of a buyout proposal from Belgian brewer Inbev; and Wm. Wrigley & Co. was acquired by Mars. Other holdings that supported the Fund's results included: cosmetics company Estee Lauder; health care services provider Omnicare; industrial supplier W.W. Grainger; and supermarket chain Kroger. The Fund also avoided some of the Russell Mid Cap Value Index's worst performers during the period, such as insurer XL Capital, which also helped relative performance.

   On the negative side, the biggest single detractor from the Fund's performance was First Marblehead, a financials firm specializing in securitizing student loans. We sold our position in the company, whose ability to package student loans into securities for investors was severely affected by the disruptions in the credit markets.

   In addition to the adverse impact of the Fund's underweight position in the energy sector, some of its energy investments did not perform well. Independent oil refiner Tesoro was hurt when the price of crude oil increased much more rapidly than prices for refined products, such as gasoline and heating oil. We sold that investment and also liquidated the Fund's holding in another disappointing energy-related company, KBR, Inc. We were concerned about the sustainability of the revenue growth for KBR, which is involved in defense department contract services, as well as energy services. In the materials group, investments in Freeport-McMoRan Copper & Gold and fertilizer corporation Mosaic both fell in value when demand for commodities softened amid concerns about the global economy. Harman International, which produces electronics equipment for the automotive industry, and Infineon Technology, a semiconductor corporation, were two other investments that held back the Fund's performance.


Q: What is your investment outlook?

A: We remain cautious and have sought to position the Fund defensively, as we think the full effects of the financial crisis have yet to be felt. We think the problems in the economy are significant and are likely to persist because a significant amount of bad debt still needs to be worked through.

   However, despite the travails of the past year, we think the market downdraft has created some good opportunities in the share prices of higher-quality companies whose stocks have declined dramatically in the wake of the massive sell-off. We intend to take advantage of attractive prices for sound companies with solid balance sheets and healthy businesses, which we think have the potential to hold up well even if the market slump continues.

Please refer to the Schedule of Investments on pages 16-24 of the Fund's Annual Report for the year ended October 31, 2008 for a full listing of Fund securities.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER CULLEN VALUE FUND 6/30/08

Equity prices, after trending downward in early 2008, dropped precipitously during the year's final six months as weakness that started in the financials sector spread through economies both in the United States and abroad. In the following interview, James P. Cullen discusses the factors that influenced the performance of Pioneer Cullen Value Fund during the six months ended December 31, 2008. Mr. Cullen, President of Cullen Capital Management, oversees the team responsible for the daily management of the Fund.


Q: How did the Fund perform during the last six months of 2008?

A: Pioneer Cullen Value Fund Class A shares returned -24.41%, at net asset value for the six months ended December 31, 2008. During the same six month period, the Fund's benchmark, the Standard & Poor's 500 Index, an index for the overall stock market, returned -28.48%. Over the same six months, the Russell 1000 Value Index, which measures the performance of large-cap U.S. Value stocks, returned -26.93%, and the average return of the 610 mutual funds in Lipper's Large Cap Value category was -27.93%.


Q: What were the principal factors affecting the Fund's performance during the six months ended December 31, 2008?

A: Virtually all stocks fell hard during the period. Credit problems, which first surfaced in mid-2007 among subprime mortgages and then spread throughout the financials sector, undercut the economic expansion that had produced positive results in the market for more than five years. The widespread perception that the economic expansion had ended was confirmed when the U.S. government announced that the nation's gross domestic product
   (GDP) declined at a 0.5% annual rate in the third quarter of 2008. As economic worries escalated, investors grew increasingly apprehensive, fleeing equities as well as corporate bonds. In a general flight to quality, investors at times were willing to accept virtually no yield for investments in short-term Treasury bills because they carried no credit risk.

   We maintained our investment discipline for the Fund during this challenging period, focusing on companies with strong balance sheets and relatively low stock valuations. We also emphasized corporations with a global presence, as we believed companies competing internationally would have more opportunities to succeed. Our stock selections led to relatively heavy exposures for the Fund in the consumer staples and industrials sectors. At the same time, we continued to lighten the Fund's weighting in the financials sector, the area that was hurt most directly as credit markets deteriorated.

   While we maintained a relatively concentrated portfolio of stocks in about 35 different corporations, we kept the Fund well diversified by industry. At the end of the six-month period, on December 31, 2008, for example, the Fund had investments in 29 different industries. The largest weightings were in two traditionally defensive industries, the pharmaceuticals and packaged foods groups, which comprised 11% and 10% of Fund assets, respectively, at the end of the six-month period. Household products and defense contractors had the next largest weightings, each with about 6% of Fund assets. The Fund was significantly underweighted in the financials sector.


Q: What changes did you make in the Fund over the six months ended December 31, 2008, and how did they affect performance?

A: As we did in the first half of the year, we continued to reduce the Fund's exposure to the financials sector because of our belief that financials companies would continue to be pressured by the effects of the credit crisis. We added to the Fund's already strong presence in pharmaceuticals while also acquiring shares of some very attractively priced large-cap growth companies with global reaches. Bristol-Myers Squibb, a major pharmaceuticals corporation, entertainment conglomerate Disney and software corporation Oracle all were added to the Fund's portfolio during the six-month period. Each of the companies has a global presence and each was selling at very attractive prices. We also continued to reduce the Fund's investments in financials stocks, selling shares of investment bank Morgan Stanley and insurer Met Life. We also sold positions in General Electric (GE) and Brazilian oil company Petrobras. We sold GE in large part because of the difficulties that management had in explaining the problems in its financials divisions, while we took profits in Petrobras' after its share price had appreciated sharply on reaction to the discovery of new oil fields.

   Our investment decisions were made on a stock-by-stock basis, but the effective move away from financials stocks and toward defensive areas such as consumer staples and pharmaceuticals helped the Fund withstand the most severe effects of volatility in the market. In addition, we believe our investments in several large-cap growth companies with global franchises and low stock prices have positioned the Fund favorably for the future. During the six months ended December 31, 2008, the Fund's better performing investments included Bristol-Myers Squibb, insurance company Chubb and telecommunications services corporation Verizon. The poorer performing holdings included several companies whose profits were hurt when the prices for oil and other commodities prices fell sharply, such as Enso Energy and Devon Energy, as well as Anglo-American, a mining company.

Q: What is your investment outlook?

A: We maintain a five-year horizon in our strategy for the Fund, as we believe history has shown that high-quality, lower-priced corporations have performed well over the longer term, despite shorter-term market disruptions. We also have several reasons to think the market may start recovering in the next year. First, historical trends indicate that the equity markets typically start rising three-to-six months before a recession ends. The current recession likely started more than a year ago. Normally, recessions don't last for more than 18 months, and so we think there is potential for stock prices to begin recovering by mid-year.

   Second, the market as of December 31, 2008, remained inexpensive. Even assuming a 20% drop in earnings, the stock market currently is cheap by historical standards after stock indices declined by almost 40% in the past year. One would have to go back to the 1980s to find a time when stocks have been so inexpensive.

   Third, a new administration is taking office. The first year in the term of a new president usually is a very good period for the stock market, and Barack Obama has made it clear he intends to hit the ground running, pushing an aggressive package to re-stimulate the economy. In addition, governments all over the world also are launching stimulus programs, which we believe could give added impetus for a global economic recovery.

   Fourth, cash is available for equity investments. Corporations have plenty of cash on their balance sheets and investors also have huge sums parked in short-term Treasuries and other low-yielding investments. There is money available to fuel a market recovery.

   Individually, these factors may not be sufficient enough to stimulate a market recovery. But when added together they suggest to us that it is reasonable to expect some improvement in the equity market in the months to come, especially for those investors who take a longer-term view. The long term historical record indicates that lower-priced stocks generally perform very well during the five years following a low in the market. We believe this is a reasonable time for long-term investors to be exposed to equities, particularly those equities that are priced attractively.

Please refer to the Schedule of Investments on pages 18-23 of the Fund's Semi-Annual Report for the period ended December 31, 2008 for a full listing of Fund securities.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER CLASSIC BALANCED FUND 7/31/08

Problems in the credit markets and growing evidence of slowing economic growth affected both the domestic fixed-income and equity markets during the 12 months ended July 31, 2008. The fiscal year witnessed many major financial institutions announce significant losses from their debt-related investments, while rising oil and commodity prices contributed to inflationary pressures. In this environment, both the bond and stock markets were volatile, with investors moving away from risk. In the following interview, Walter Hunnewell, who manages the equity portfolio of the Pioneer Classic Balanced Fund, and Richard Schlanger, who is responsible for the Fund's fixed-income portfolio, discuss the factors that affected the Fund's performance over the 12 months.


Q: How did the Fund perform during the 12 month-period ended July 31, 2008?

A: Pioneer Classic Balanced Fund Class A shares had a total return of -7.52% at net asset value for the 12 months ended July 31, 2008. During the same period, the Fund's benchmarks, the Standard and Poor's 500 Index (S&P 500) and the Lehman Brothers Government/ Credit Bond Index (the Lehman Index), returned -11.09% and 6.18%, respectively, while the average return of the 453 funds in Lipper's Mixed-Asset, Target Allocation Moderate category was -5.45%.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Q: What were your principal strategies during the 12 months ended July 31, 2008?

A: As we looked at where the most reasonable asset values could be found, we made several adjustments in our asset allocations. At the start of the fiscal year, we had 57% of assets invested in equities and 43% in fixed-income securities. Those allocations changed over the period as conditions evolved, and by the end of the fiscal year, we had increased our equity exposure to about 63% of assets, with the remaining 37% in bonds. The principal shift in our allocation occurred after the U.S. Federal Reserve Board (the Fed) was forced to facilitate the rescue of investment bank Bear Stearns, which triggered a widespread flight in the bond market toward Treasuries and away from securities bearing credit-risk. As a result of this flight to quality, we believed Treasuries had become overvalued, especially in view of rising inflationary pressures, and so we reduced our investments in bonds and increased the Fund's positions in stocks.

   In the Fund's fixed-income portfolio, we held about half of fixed-income assets in pass-through securities at the end of the fiscal year, predominately the mortgage-backed securities of Fannie Mae and Freddie Mac, the two major government-related mortgage institutions. (The Fund did not own any unsecured securities of either institution.) About 40% of assets were invested in corporate securities, with the largest exposures in bonds of companies we considered to be in financially strong positions. We raised our investments in high-yield bonds from 4% of fixed-income assets to about 7%, as we saw increased value. Over the 12-month period, as Treasuries increased in value, we took profits and reduced our allocation to Treasuries and Treasury Inflation Protected Securities (TIPS) from 13.8% of fixed-income assets to 2.8%. As yields declined, we reduced the duration of the fixed-income portion of the portfolio (duration being the bond portfolio's sensitivity to changes in interest rates). At the end of the fiscal year, the portfolio's effective duration was 4.16 years, down from 4.41 years 12 months earlier.

   While the fiscal year did see some short-term rallies in equity prices, the general trend was down, with the Standard & Poor's 500 Index (the S&P 500) declining by more than 11% over the 12 months. The primary factors pulling down stock prices were concerns about the impact that deteriorating credit conditions would have on the economy and future corporate earnings. In this environment, the Fund's largest overweighted positions relative to the S&P 500 were in the health care and materials sectors, while the most significant underweights were in energy and financials stocks. Over the 12 months, we made the largest increases in the Fund's sector weightings to information technology and consumer staples. We believed that health care stocks had fallen to very low values and represented a more defensive opportunity in a slowing economy, while we thought long-term economic trends favored continued strong pricing trends in materials, especially in metals and mining. In contrast, despite strong oil and natural gas price trends over the 12 months, we believed these trends were less likely to be sustained over the longer term. We generally avoided financials stocks because of their exposure to credit problems.

Q: What types of investments most influenced Fund performance over the 12-month period?

A: In the equity portfolio, our emphasis on materials companies and/or de-emphasis of financials companies helped performance significantly, as did stock selection in materials. Our de-emphasis of energy corporations and our overweighted position in health care tended to detract from results, as did stock selections in industrials and health care companies.

   The leading individual stock contributor to performance was the Fund's investment in Diamond Offshore Drilling, one of two major deepwater drilling specialists in the energy industry. The firm benefited from increased drilling investment as oil prices rose sharply. Nokia, the Finland-based telecommunications equipment manufacturer and a long-time Fund holding, also helped results, despite slumping somewhat late in the fiscal year. Other equity investments that helped included our positions in Altria, the global tobacco company, and investment bank Lazard. The single greatest stock detractor from performance was our position in Washington Mutual, which was heavily involved in home mortgages. Its stock price plummeted in the wake of the slump in the domestic housing market. We sold the position in Washington Mutual, as well as the Fund's position in another disappointing performer, Idearc, the publisher of Yellow Pages phone directories. Investors were concerned about Idearc's debt and the sustainability of the stock's dividend yield. Rockwell Automation, an industrials corporation, continued to grow, but nevertheless underperformed amid concerns that its growth primarily was in low-margin operations. We reduced the Fund's position. Two pharmaceutical companies that disappointed were Schering-Plough and Merck, both of which were hurt by questions about the efficacy of Vytorin, an anti-cholesterol drug in which they both have an interest. We retained the Fund's investment in Schering-Plough because of the company's pipeline of potential new products, but we liquidated the position in Merck. We also sold the Fund's investment in Brandywine Realty Trust, a real estate investment trust that had disappointing results.

   In the Fund's fixed-income portfolio, investments in Treasuries helped substantially during a period that saw investors flock to the highest-quality securities in a time of growing doubts about credit quality. As the Fund's Treasury positions rose in price, we took profits and reduced the weighting. The Fund's investments in mortgage-backed securities lagged the performance of Treasuries. While we thought there was good fundamental value in mortgage-backed securities, they nevertheless underperformed because of concerns about the residential real estate markets. Mortgages still outpaced corporate bonds, however, which performed very poorly as investors grew increasingly averse to credit risk.


Q: What is your investment outlook?

A: We believe the economy clearly has entered a decelerating period but has avoided a deep slump, mainly because of the strength in exporting industries. We anticipate continuing economic weakness in the near term and we believe the Fed is likely to leave short-term interest rates unchanged for the balance of 2008, although short-term and long-term market rates may begin to drift higher in 2009.

   In the fixed-income market, our analysis indicates that mortgage-backed securities are priced very cheaply relative to other asset classes and so represent an attractive opportunity. As a consequence, we intend to retain the Fund's emphasis on mortgages in the near future. In our opinion, one of the reasons mortgages have underperformed is because of the retreat by foreign investors, who we believe may return to the market as conditions stabilize.

   We don't anticipate that conditions in the stock market will get significantly worse, although we expect that financial institutions still will be disclosing further losses from their investments. A key factor affecting the economy, and therefore corporate profitability, will be the housing market. Outside of the financials sector, corporate profits have continued to grow, even when you exclude the energy sector. One factor favoring the equity market is that American corporations generally are in stronger financial positions, with less debt, than they have been in earlier downturns. In this environment, we intend to emphasize investments for the Fund in companies with the ability to grow, even in an economic slowdown. This will include companies in the health care and consumer staples sectors, as well as selected consumer discretionary names. We expect to continue to avoid financials stocks for the foreseeable future, although we intend to be alert for attractive opportunities that may be presented.

   Important Note: On September 7, 2008, the Federal Housing Finance Agency ("FHFA") of the U.S. Government announced that it had been appointed by its Director to be the conservator of the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). According to the FHFA, the conservatorship is designed to preserve and conserve each enterprise's assets and property and to put each enterprise in a sound and solvent condition. During the conservatorship, each enterprise's operation is expected to continue without interruption. At present, there is no exact time frame as to when this conservatorship may end.

   Please refer to the Schedule of Investments on pages 17-34 of the Fund's Annual Report for the year ended July 31, 2008 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER BOND FUND 6/30/08

As a widening credit crisis undermined the health of the U.S. economy, fixed-income investors fled to the relative safety of Treasuries and other high-quality investments during the second half of 2008. Corporate bonds and other fixed-income securities exposed to credit risk performed poorly, especially in the final three months of the year. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond Fund during the six months ended December 31, 2008. Mr. Taubes, Head of U.S. Portfolio Management at Pioneer Investments, is responsible for the daily management of the Fund.


Q: How did the Fund perform during the six months ended December 31, 2008?

A: Pioneer Bond Fund Class A shares had a total return of -5.37% at net asset value during the six months ended December 31, 2008, while the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index returned 4.07% and the Barclays Capital Government/ Credit Bond Index returned 4.68% over the same period. During the same six-month period, the average return for the 173 mutual funds in Lipper's Corporate Debt, A-Rated category was -5.19%. On December 31, 2008, the 30-day SEC yield of the Fund's Class A shares was 6.78%.


Q: What was the investment environment like during the last six months of 2008?

A: It was a very challenging period for any fixed-income portfolio that included securities with credit risk. The widespread investor flight to quality, which benefited U.S. Treasuries and other high-grade investments, accelerated during the final six months of the year, particularly over the final quarter of 2008. Fears of recession had first surfaced in late 2007 and continued into the early months of 2008, as a deteriorating credit crisis resulted in less lending, which choked both corporate investments and consumer spending. Unemployment rose, manufacturing activity weakened, housing values declined and consumer spending fell. The crisis only intensified in September when investment bank Lehman Brothers was forced into bankruptcy and several other major financial institutions required emergency government rescues because of their exposures to deteriorating credit. Stocks and corporate bond prices fell precipitously in the final months of the year, particularly in October and November, as major commercial and investment banks teetered on the edge of collapse, economic production contracted and consumer spending plummeted. In response to all the developments, the Federal government acted aggressively. The U.S. Federal Reserve Board (the Fed) lowered short-term interest rates to near-zero, while making other policy changes to inject liquidity into the financial system. Congress and the Bush Administration agreed upon a $700 billion financial rescue plan, and the incoming Obama Administration began preparing an additional economic stimulus plan for consideration in 2009. As the economic outlook continued to deteriorate, the yield spreads between corporate bonds and Treasuries widened. Government agency mortgages trailed Treasuries, but outperformed investment-grade corporates, which in turn fared better than high-yield bonds.

   In this environment, the Fund underperformed the more passive Barclays indices, primarily because of investments in high-yield bonds and bank loans, as the indices had little or no exposure to high-yield debt.


Q: What were your principal strategies for the Fund during the six months ended
   December 31, 2008?

A: Throughout the period, we focused on government agency mortgage backed securities, principally investing in Ginnie Mae, Fannie Mae and Freddie Mac mortgages. We emphasized them because of their high quality and superior yields to Treasuries. They also carried significantly less credit risk than corporate debt. The Fund had a relatively small position in Treasuries because we thought they were overpriced. As the period progressed and corporate bond prices fell lower following months of underperformance, we began building the Fund's positions in corporate securities, primarily investment-grade debt, where we saw appealing values, especially in light of our assessment of the relative risks. We also established a position for the Fund in non-government agency residential mortgages, where we saw market values falling to extraordinarily low levels that were inconsistent with the default records of those mortgages.

   At the end of the year, approximately half the Fund's assets remained invested in government agency mortgages, while about 13% of assets were invested in high-yield corporate debt, including bank loans. At December 31, 2008, the average credit quality of Fund holdings was A+. We kept the Fund's average effective duration--which is a measure of price risk from changes in interest rates--relatively low, at 3.64 years, as we saw little value in investing in longer-maturity bonds when Treasury yields had fallen to extremely low absolute levels.

Q: What types of investments had the greatest influence on the Fund's performance during the six-month period ended December 31, 2008?

A: The Fund's exposure to high-yield debt and its underweight position in Treasuries were the principal factors contributing to underperformance relative to the Barclays bond indices. Investments in both high-yield and investment-grade corporate bonds held back the Fund's relative results, especially in the final quarter of 2008, when corporate bond values plummeted. Security selection also hurt the Fund's performance, as several of our picks underperformed despite continuing to meet all their debt obligations. In addition, our short duration positioning held back the Fund's relative performance as longer-maturity Treasuries continued to rally in the closing weeks of the period.

   Among the investments that detracted from the Fund's results were: securities of American General Finance, a subsidiary of American International Group
   (AIG); Forest City Enterprises, a higher-quality real estate developer; and Sallie Mae, a student loan provider. Asset-backed securities of Domino's, the pizza chain, also underperformed. All these securities continued to meet their debt obligations during the six-month period, however. We also had a very small position in Washington Mutual, which defaulted when the banking company failed, but that investment had a negligible impact on overall Fund performance.

   The Fund did see good performance from several selections, including: bonds of Constellation Brands, a leading producer and marketer of wines, beer and spirits; and the bank loans to Talecris, a health care services company specializing in processing blood supplies.


Q: What is your investment outlook?

A: As we look ahead at the start of 2009, the market prices of high-yield and investment-grade corporate debt have been approaching Depression-like lows. However, we think the actions of the Federal government demonstrate that officials are determined not to repeat the mistakes that preceded the Great Depression of the 1930s. The Fed has eased the flow of money into the credit markets, and the incoming administration has made it clear that stimulating the economy is more important than balancing the budget during an economic crisis.

   We think that one day we may look back and recognize that this was a period when there were extraordinary opportunities to invest in corporate debt and other securities whose prices reflected an extremely pessimistic view of the economy. We think many of the worst possible scenarios already are factored into the prices of investments such as corporate bonds, bank loans, non-agency mortgages and asset-backed debt. Given the extremely low valuations, we have been increasing the Fund's investments in investment-grade corporates, non-agency mortgages and some selective high-yield bonds, which we think have excellent potential once the economy starts to reverse its downslide and begins to recover.

Please refer to the Schedule of Investments on pages 18-40 of the Fund's Semi-Annual Report for the period ended December 31, 2008 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER SHORT TERM INCOME FUND 8/31/08

In the following interview, portfolio managers Richard Schlanger and Charles Melchreit discuss the factors that influenced Pioneer Short Term Income Fund's performance for the 12-month period ended August 31, 2008.


Q: Can you describe the market environment for fixed-income investors over the fiscal year ending August 31, 2008?

A: Over the 12 months ending August 31, 2008, we saw continued fallout from the subprime mortgage crisis, characterized at times by a "flight to quality" that boosted Treasury market performance at the expense of credit-sensitive sectors. The extent of the subprime issue first began to emerge in July and August of 2007, when it became apparent that, due to rising borrower defaults, subprime lenders would be unable to meet their obligations to the Wall Street firms that had repackaged the mortgages for investors. A credit crunch and liquidity crisis ensued. In November of 2007, subprime-related losses at a number of leading financial firms drove credit spreads wider as the perception of counterparty risk among market participants became heightened. Many of the institutions had issued very short-term commercial paper to finance lower quality or longer maturity holdings in so-called "special investment vehicles" (SIVs) and were unable to roll over their debt in the prevailing credit crunch. While the US Federal Reserve embarked on a rate-cutting campaign, those participants were forced to seek liquidity by borrowing at market rates that failed to follow the Fed funds rate down, or by selling corporate holdings and other credit-sensitive positions held in SIVs. The flooding of the market with credits that trade at yields above Treasuries caused performance of all credit sectors to lag that of Treasuries by wide margins.

   In March, leading investment bank Bear Stearns fell victim to the lack of liquidity, leading the Fed to orchestrate the firm's takeover by JP Morgan and take unprecedented, aggressive actions to provide funding and stability for the markets as a whole. That proved to be something of a turning point in the short term, as market participants regained an appetite for risk in the second quarter of 2008. However, market sentiment would deteriorate again based on the extraordinary spike in oil prices, rising inflation numbers and a faltering economy. As the period drew to a close, prices for oil and other commodities began to ease and the dollar began to strengthen, providing some relief to the outlook.

   During the 12 months under review, the Federal Reserve lowered the Fed funds rate seven times by a total of more than three percentage points, leaving the benchmark rate at 2.00%. While interest rate movements were volatile for the full 12 months of the period, Treasury yields fell and the yield curve steepened sharply as declines on the short end of the curve were dramatic. To illustrate, the two-year Treasury yield fell by two percentage points, from 4.13% to 2.36%, while the 10-year fell nearly one percentage point, from 4.53% to 3.83%. Since fixed-income security prices move in the opposite direction of yields, the declines resulted in strong Treasury market performance.


Q: How did the Fund perform in this environment?

A: The Fund's total return from August 31, 2007 through August 31, 2008, was a positive 2.18%, versus 5.85% for the unmanaged benchmark index, the Lehman Brothers One- to Three-Year Government/Credit Index. The Fund's SEC yield as of August 31, 2008, was 4.33%. The total return and SEC yield numbers are for Class A shares and do not include the impact of any sales charge paid.


Q: Can you review the Fund's principal strategies during the period ended August
   31, 2008?

A: We have continued to focus holdings on the two-to-three year maturity range.
   The strategy worked well for the Fund over the period, as fixed-income returns were strongest on the short-to-intermediate end of the yield curve.

   Average quality of the Fund's portfolio remains a high "AA-." U.S. Treasury and agency issues totaled 6.5% at period end, down from 13.2% 12 months earlier. The change reflects our view that Treasuries, even when viewed as a safe haven, have not been valued attractively versus credit-sensitive sectors given negative real, or after-inflation, returns. In addition, we were focused on income generation in making purchases for the Fund, given a Fed that appeared to be on hold for the foreseeable future with respect to any increases in rates. The relatively light representation of Treasuries was the principal reason for the Fund's underperformance versus the benchmark, as Treasuries benefited from the flight to quality that prevailed during much of the period.

   The Fund sold Treasury issues in favor of an increased weighting in a variety of mortgage-related securities with higher yields. At the end of the period, mortgage-related securities accounted for 73% of Fund assets. Within the mortgage sector, the Fund has significant exposure to pass-through securities backed by residential and commercial mortgages. Given the ongoing concerns with respect to the housing market, the holdings were predominantly focused on agency collateral, specifically Ginnie Mae, Fannie Mae and Freddie Mac. In selecting mortgage holdings, we have emphasized higher coupons and structured agency product, and that contributed positively to the Fund's performance during the period. Despite negative headlines, Fannie Mae and Freddie Mac mortgage-backed issues performed nearly as well as Ginnie Maes for the full period. The Fund did not own any subprime mortgages during the period.

   The Fund's corporate holdings were 19% of assets at the end of August, up slightly from 18% six months earlier. During the period we began to purchase newly issued corporate debt securities to take advantage of the higher yields it offered versus issues traded in the secondary market. By the end of the period, high quality newly issued corporate debt generally offered between three-quarters of a percentage point and one and one-half percentage point of additional yield versus Treasuries of comparable maturity. Purchases among corporate bonds have been weighted toward bank and finance names that have been trading at attractive valuations and which we expect to benefit from Fed actions to provide liquidity. High-yield corporate bonds were 4% of the Fund's portfolio at period-end. During the period, we added exposure of approximately 2% to floating rate securities backed by bank loans, on the basis of their attractive yields and low interest rate sensitivity. The Fund's corporate exposure and, in particular, our holdings in the financial sector underperformed as a whole for the period versus less credit-sensitive areas of the market.


Q: What is your assessment of the current climate for fixed income investing?

A: Over the latter part of the fiscal year we began to position the Fund somewhat more aggressively with respect to overall portfolio duration and corresponding sensitivity to changes in interest rates. (Duration is a measure of a bond's price sensitivity to changes in interest rates.) Duration at the end of the August was at 1.95 years, up from 1.61 at the midpoint of the fiscal period and slightly higher than the 1.87-year duration 12 months ago. This reflects our view that the Fed is unlikely to raise interest rates in the near future, based on several factors. The U.S. employment numbers have been weaker than expected, with eight consecutive months of job losses and August unemployment reaching 6.1%. In addition, housing and related sectors continue to weigh on the U.S. economy. Until recently, it appeared that the Fed was faced with the dilemma of both a weakening economy and rising inflation. However, with the price of oil and other commodities beginning to ease, the dollar beginning to strengthen and overseas economies continuing to falter, we believe the inflation outlook is such that the Fed will not soon feel compelled to raise rates. In addition, a steep yield curve is helpful to struggling banks and financial firms, giving the Fed further incentive not to raise short-term rates.

   In all environments, we follow a disciplined investment process based on identifying relative value among fixed-income sectors and carefully evaluating the risk/reward profile of credit-sensitive issues. We will continue to take advantage of ongoing market volatility to add securities with attractive yields to the Fund. As always, we will work to provide a high level of current income while reducing the impact of interest rate changes on the Fund's share price. We believe our focus on quality and relative share price stability continues to make the Fund an attractive option for investors seeking to maintain fixed-income exposure in an uncertain environment.

Please refer to the Schedule of Investments on pages 16-32 of the Fund's Annual Report for the year ended August 31, 2008 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase share price volatility. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. government sponsored entities (i.e. FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER TREASURY RESERVES FUND 7/31/08

Continued weakness in the U.S. housing market and substantial volatility in the financial markets contributed to a memorable 2008 fiscal year for Pioneer Treasury Reserves Fund. In the following interview, portfolio manager Seth Roman discusses how his cautious, conservative style of management helped to preserve the Fund's credit integrity amidst great market turmoil while maintaining liquidity to meet investors' needs. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Pioneer Treasury Reserves Fund invests in the highest-quality money market instruments available -- such as those issued by the U.S. Treasury or any agency of the U.S. government, including the Federal National Mortgage Association (FNMA) and the Federal Home Loan Bank (FHLB). During the period, the majority of the Fund's assets were invested in U.S. Treasury securities, with the balance in agency securities.


Q: How did the Fund perform during the 12-month period ended July 31, 2008?

A: The Fund performed well in a challenging environment. For the fiscal year ended July 31, 2008, the Fund's Class A shares had a total return of 2.55%. In comparison, the average return for the 82 funds in Lipper's U.S. Treasury Money Market Funds category was 2.41%, while the Fund's benchmark, the Merrill-Lynch 90-day T-bill Index, returned 2.64% for the same period. The Fund's net asset value remained stable at $1.00 a share throughout this turbulent period.

   With the Federal Reserve Board (the Fed) reducing short-term interest rates to promote economic growth and infuse liquidity into the financial system, yields on money market securities declined throughout the fiscal year. Consequently, the seven-day effective compound yield for Class A shares fell from 4.30% at the start of the reporting period on August 1, 2007, to 1.35% on July 31, 2008.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Q: What were some of the concerns weighing on the financial markets during the reporting period?

A: Given the Fund's commitment to superior credit quality, it didn't have any direct exposure to the subprime market. However, the severity of the subprime crisis caused investors to reevaluate risk across all types of investments. Prices fell and yields rose on all but the highest-quality fixed-income securities, as investors demanded more yield on riskier bonds amid increased concerns that the economy might weaken. The uncertainty triggered a sharp and sudden reevaluation of credit risk and a flight to quality across all types of investment securities. Well-publicized difficulties at several major investment banks, hedge fund managers and among the insurers of repackaged loans added to investors' uncertainty -- as did angst about slower growth, inflation, and a weak U.S. dollar.

   At the heart of the uncertainty were worries about the developing credit crunch, in which lenders and investors cut off the capital that businesses need to grow and consumers need to buy homes. The Fed was proactive, starting as early as August 2007, to infuse liquidity in the financial system by reducing its discount rate, the rate at which banks can borrow from the central bank. This was the first of several cuts, which culminated in the discount rate falling from 6.25% to 2.25% by the end of the reporting period.

   In addition, the Fed initiated a series of cuts in the Federal funds rate starting in September 2007. This benchmark rate is the interest rate banks charge each other for overnight loans to maintain reserve levels. By the close of the fiscal year period, the Federal funds rate decreased from 5.25% to 2.00%. Both actions had a positive impact on the markets by increasing liquidity and reassuring investors that the Fed was willing to do its part to fend off a recession.


Q: What were your principal investment strategies for the Fund during the period?

A: We were primarily concerned about safety and liquidity to protect shareowners' principal while providing immediate access to their money. We invested in only the highest-quality securities and avoided the types of complex financial investments that carry credit risks.

   At the beginning of the reporting period, with the Fed still leaning toward raising short-term interest rates to fight inflationary pressures, the Fund was focused on shorter-maturity U.S. Treasury and agency securities. We believed this strategy helped to keep the portfolio flexible enough to capture higher yields when opportunities presented themselves. However, by early fall, we anticipated correctly that the Fed would change course and lower interest rates to stem the effects of the housing and mortgage market crisis and to foster growth. As a result, we increased the Fund's exposure to longer-maturity Treasury securities to lock in the higher fixed-rate yields for a longer period of time.

   In the final months of the reporting period, we focused the Fund's investments on short-term repurchase agreements, which offered a better risk/return profile for the Fund. As a result of these strategies, the portfolio's average days to maturity rose from 15 days on July 31, 2007, to 42 days midway through the year on January 31, and subsequently settled at 17 days by July 31, 2008.

   The Fund has maintained some exposure to agency securities of Fannie Mae and Freddie Mac, both of which experienced highly publicized difficulties during the fiscal year, with the Federal government stepping in with a bailout plan after the end of the period. Despite the news on both entities, the Fund's performance was not affected.


Q: What is your investment outlook?

A: We do not think that it is likely that interest rates will rise soon, despite recent changes in emphasis of the Fed, which appears to have changed its focus to pay more attention to restraining inflationary pressures. However, while energy and food prices have risen significantly, we have not seen upward pressure on wages, which can have a major impact on overall inflation. As a consequence, we do not think that the Fed will raise short-term interest rates in the near future. In such an environment, we may extend the Fund's duration (its sensitivity to interest rates) somewhat to gain yield, but we'll proceed with caution, as we remain primarily concerned with maintaining the Fund's high quality and liquidity.

Important Note: On September 7, 2008, the Federal Housing Finance Agency ("FHFA") of the U.S. Government announced that it had been appointed by its Director to be the conservator of the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). According to the FHFA, the conservatorship is designed to preserve and conserve each enterprise's assets and property and to put each enterprise in a sound and solvent condition. During the conservatorship, each enterprise's operation is expected to continue without interruption. At present, there is no exact time frame as to when this conservatorship may end.

Please refer to the Schedule of Investments on pages 13-14 of the Fund's Annual Report for the year ended July 31, 2008 for a full listing of Fund securities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER CASH RESERVES FUND 12/31/08

Against the backdrop of a spreading credit crisis that threatened many major financial institutions and undermined investor confidence, the U.S. Federal Reserve Board (the Fed) slashed short-term interest rates throughout 2008. Yields on short-term securities declined markedly over the 12 months ended December 31, 2008, while investors became increasingly cautious about any exposure to credit risk as the year progressed. In the following interview, Seth Roman reviews the investment environment and the strategies that affected Pioneer Cash Reserves Fund during 2008. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund. Pioneer Cash Reserves Fund invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks.


Q: How did the Fund perform during 2008?

A: Pioneer Cash Reserves Class A shares had a total return of 2.46% at net asset value for the 12 months ended December 31, 2008. During the same period, the average return of the 328 funds in Lipper's Money Market category was 2.04%. On December 31, 2008, the 7-day effective SEC yield on Class A shares was 1.20%. The Fund's net asset value per share remained stable at $1.00 throughout the year.


Q: What were the principal factors affecting the Fund's performance during the 12 months ended December 31, 2008?

A: The year saw a dramatic increase in fear throughout the capital markets, which made it especially important to focus on paying careful attention to any potential credit risks and maintaining liquidity in the Fund. During the course of the year, the Fed, as part of its effort to inject liquidity into the financial system and slow the deterioration in the health of the overall economy, cut interest rates repeatedly. In two separate moves during the first month of 2008, the Fed slashed the target fed funds rate from 4.25% to 2.75%. In March, as investment bank Bear Stearns collapsed and investors became increasingly anxious, the Fed cut the target rate to 2.25%. In April, the rate was lowered to 2.00%. In October, as investment bank Lehman Brothers filed for bankruptcy and the federal government rushed to the rescue of other financial institutions, the Fed made two more cuts, bringing the influential rate to 1.00%. Finally, on December 16, 2008, the Fed brought the target rate down to a range of 0.00% to 0.25%.


Q: What were your principal strategies during the period and how did they affect the Fund's performance?

A: We focused primarily on preserving capital and maintaining liquidity, while typically maintaining an average duration (a measure of sensitivity to changes in interest rates) of between 40 and 50 days to capture whatever yields were available in the market. In general, we avoided those parts of the market that posed credit risk or were potentially illiquid. While we did have exposure to Bear Stearns securities early in the year, they matured at par value, incurring no loss. While the Fund had exposure to Bear Stearns, Lehman, AIG, and Morgan Stanley during the year, securities matured, were sold, or were not renewed. As a result, the Fund did not incur any losses. We considered the brokerage industry to be a particularly risky area.

   In our effort to maintain high quality and liquidity, we made investments in Treasury bills, which, despite their low yields, added to the Fund's performance when we were able to sell them at a profit. We also invested in bank certificates of deposit (CDs). The CDs offered added protection to the Fund's net asset price because they are higher in the capital structure than many other securities. Our investments in both Treasury bills and bank CDs helped support the Fund's performance during the 12-month period.

   The primary factor holding back the Fund's performance during the period was the dramatic decline in short-term interest rates in the market, which reduced the Fund's ability to produce higher yields.

   During the year, we also decided to join the government's new Temporary Guarantee Program for money market mutual funds that was introduced by the Treasury Department in September in an effort to stabilize the market for short-term corporate securities.


Q: What is your investment outlook?

A: As we start 2009, the target fed funds rate is effectively at zero, which makes it particularly challenging to find attractive yields in short-term securities. We anticipate that the economy will continue to be weak for much of the first half of the year, and so we expect to continue to be very cautious, with an emphasis on highly liquid securities such as government agency securities and bank certificates of deposit. When considering commercial paper, we intend to invest only in very high-quality products backed by top-tier corporations. When the opportunity presents itself, we may extend the Fund's duration to capture more yield, but we do not intend to do so at any risk to the Fund's credit quality or liquidity.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund has enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program seeks to guarantee the $1.00 net asset value (NAV) of certain shares of money market funds as of September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund's share falls below $0.995 and that situation has not been cured. Recovery under the Program would require the Fund to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders who have continued to maintain accounts would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in the liquidation and $1.00 per share.

Only shareholders of record of the Fund as of September 19, 2008, are eligible to receive the benefit of the guarantee. Any increase in the number of shares held in the Fund in excess of shares held at the close of business on September 19, 2008 will not be covered. If, following September 19, 2008, the number of shares held in an account fluctuates, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008, or the number of shares held on the date of the trigger event, whichever is less. If a shareholder's account is closed with the Fund, any future investments in the Fund will not be guaranteed.

The Treasury has extended the Program's expiration date from December 18, 2008 to April 30, 2009. The Treasury has discretion to continue the Program until September 18, 2009. The Fund has submitted an extension notice to the Treasury in order to participate in the extended Program. If the Program were extended beyond April 30, 2009, eligible funds would have to renew their participation to maintain coverage. There is no assurance that the Fund will participate in the Program if it is extended beyond April 30, 2009.

In order to participate in the initial three-month period of the Program, the Fund paid to the U.S. Treasury Department a fee in the amount of 0.01 % of the Fund's net asset value as of the close of business on September 19, 2008. In order to participate in the extended period of the Program, the Fund paid to the U.S. Treasury Department a fee in the amount of 0.015% of the Fund's net asset value as of the close of business on September 19, 2008. These expenses will be borne by the Fund without regard to any expense limitation currently in effect for the Fund and are reflected in the Statement of Operations. Any additional cost to participate in the extended Program also will be borne by the Fund.

For more information about the Program's scope and limitations, please see the Fund's most recent prospectus as supplemented on December 22, 2008.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Please refer to the Schedule of Investments on pages 13-19 the Fund's Annual Report for the period ended December 31, 2008 for a full listing of Fund securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.

                                                         Filed under Rule 497(c)
                                                           File Nos. 333-157315;
                                                                       811-05099



     PIONEER SELECT MID CAP GROWTH FUND (a series of PIONEER SERIES TRUST I)
            PIONEER GROWTH FUND (a series of PIONEER SERIES TRUST I)
                                  PIONEER FUND
                           PIONEER MID CAP VALUE FUND
        PIONEER CULLEN VALUE FUND (a series of PIONEER SERIES TRUST III)
       PIONEER CLASSIC BALANCED FUND (a series of PIONEER SERIES TRUST IV)
                                PIONEER BOND FUND
                         PIONEER SHORT TERM INCOME FUND
 PIONEER INTERMEDIATE TAX FREE INCOME FUND (a series of PIONEER SERIES TRUST I)
      PIONEER TREASURY RESERVES FUND (a series of PIONEER SERIES TRUST IV)
       PIONEER CASH RESERVES FUND (a series of PIONEER MONEY MARKET TRUST)
           (each, a "Pioneer Fund" and together, the "Pioneer Funds")

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 30, 2009

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Proxy Statement and Prospectus dated
March 30, 2009 (the "Proxy Statement/Prospectus"), which relates to the Class A, Class C and Class Y shares, as applicable, of each Pioneer Fund to be issued in exchange for shares of the corresponding Regions Morgan Keegan Select Fund as shown below (each, an "RMK Fund" and together, the "RMK Funds"), each of which is a series of Regions Morgan Keegan Select Funds. Please retain this Statement of Additional Information for further reference.

     To obtain a copy of the Proxy Statement/Prospectus, free of charge, please write to the Pioneer Funds at the address set forth above or call the Pioneer Funds at the number set forth above.

RMK Funds:                                         Pioneer Funds:
----------                                         --------------
Regions Morgan Keegan Select Mid Cap Growth Fund   Pioneer Select Mid Cap Growth Fund*
 Class A                                            Class A
 Class C                                            Class C
 Class I                                            Class Y

Regions Morgan Keegan Select Growth Fund           Pioneer Growth Fund*
 Class A                                            Class A
 Class C                                            Class C
 Class I                                            Class Y

Regions Morgan Keegan Select Core Equity Fund      Pioneer Fund
 Class A                                            Class A
 Class C                                            Class C
 Class I                                            Class Y

Regions Morgan Keegan Select Mid Cap Value Fund    Pioneer Mid Cap Value Fund
 Class A                                            Class A
 Class C                                            Class C
 Class I                                            Class Y

Regions Morgan Keegan Select Value Fund            Pioneer Cullen Value Fund
 Class A                                            Class A
 Class C                                            Class C
 Class I                                            Class Y

Regions Morgan Keegan Select Balanced Fund         Pioneer Classic Balanced Fund
 Class A                                            Class A
 Class C                                            Class C
 Class I                                            Class Y

RMK Funds:                                                        Pioneer Funds:
----------                                                        --------------
Regions Morgan Keegan Select Fixed Income Fund                    Pioneer Bond Fund
 Class A                                                           Class A
 Class C                                                           Class A
 Class I                                                           Class Y

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund   Pioneer Short Term Income Fund
 Class A                                                           Class A
 Class C                                                           Class A
 Class I                                                           Class Y

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund    Pioneer Intermediate Tax Free Income Fund*
 Class A                                                           Class A
 Class C                                                           Class A
 Class I                                                           Class Y

Regions Morgan Keegan Select Treasury Money Market Fund           Pioneer Treasury Reserves Fund
 Class A                                                           Class A

Regions Morgan Keegan Select Money Market Fund                    Pioneer Cash Reserves Fund
 Class A                                                           Class A
 Class I                                                           Class Y

* This is a newly-organized Pioneer fund that will commence operations upon consummation of the proposed Reorganization.

                               TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
INTRODUCTION ....................................................................................    4
DOCUMENTS INCORPORATED BY REFERENCE .............................................................    4
PRO FORMA FINANCIAL STATEMENTS ..................................................................    5
ADDITIONAL INFORMATION ABOUT PIONEER SELECT MID CAP GROWTH FUND, PIONEER GROWTH FUND AND PIONEER
  INTERMEDIATE TAX FREE INCOME FUND .............................................................   55
  FUND HISTORY ..................................................................................   55
  INVESTMENT STRATEGIES AND RISKS ...............................................................   55
  MANAGEMENT OF THE FUND ........................................................................   80
  INVESTMENT ADVISOR AND ADMINISTRATOR ..........................................................   86
  PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS ..................................................   89
  SHAREHOLDER SERVICING/TRANSFER AGENT ..........................................................   90
  CUSTODIAN .....................................................................................   90
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................................................   91
  PORTFOLIO MANAGEMENT ..........................................................................   91
  PORTFOLIO TRANSACTIONS ........................................................................   94
  DESCRIPTION OF SHARES .........................................................................   95
  SALES CHARGES .................................................................................   97
  REDEEMING SHARES ..............................................................................  102
  TELEPHONE AND ONLINE TRANSACTIONS .............................................................  102
  PRICING OF SHARES .............................................................................  104
  TAX STATUS ....................................................................................  104
  FINANCIAL STATEMENTS ..........................................................................  110
  ANNUAL FEE, EXPENSE AND OTHER INFORMATION .....................................................  110
APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS .........  A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES OF PIONEER INVESTMENT MANAGEMENT, INC. ........  B-1

                                 INTRODUCTION

    This Statement of Additional Information is intended to supplement the Proxy Statement/Prospectus relating specifically to (i) the proposed transfer of all of the assets of each RMK Fund to, and the assumption of the stated liabilities of each RMK Fund by, the corresponding Pioneer Fund in exchange for shares of the Pioneer Fund as shown in the table above, and (ii) the solicitation by the RMK Funds' Board of Trustees of proxies to be used at a special meeting of the shareholders of the RMK Funds to be held on May 8, 2009. Please retain this Statement of Additional Information for further reference.

                      DOCUMENTS INCORPORATED BY REFERENCE

    This Statement of Additional Information consists of these cover pages, the accompanying pro forma financial statements, additional information regarding Pioneer Select Mid Cap Growth Fund, Pioneer Growth Fund and Pioneer Intermediate Tax Free Income Fund and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the "SEC") and is incorporated by reference herein.

    1. Pioneer Fund's Statement of Additional Information, dated May 1, 2008 (File Nos. 2-25980; 811-01466), as filed with the SEC on April 25, 2008 (Accession No. 0000078713-08-000011) is incorporated herein by reference.

    4. Pioneer Fund's Annual Report for the fiscal year ended December 31, 2008 (File No. 811-01466), as filed with the SEC on February 27, 2009 (Accession No. 0000276776-09-000009) is incorporated herein by reference.

    5. Pioneer Mid Cap Value Fund's Statement of Additional Information, dated March 1, 2008 (File No. 33-34801), as filed with the SEC on February 28, 2008 (Accession No. 0000863334-08-000015) is incorporated herein by reference.

    6. Pioneer Mid Cap Value Fund's Annual Report for the fiscal year ended October 31, 2008 (File No. 811-06106), as filed with the SEC on December 30, 2008 (Accession No. 0000078713-08-000105) is incorporated herein by reference.

    7. Pioneer Cullen Value Fund's Statement of Additional Information, dated November 1, 2008 (File Nos. 333-120144; 811-21664), as filed with the
        SEC on October 27, 2008 (Accession No. 0001306349-08-000008) is
        incorporated herein by reference.

    8. Pioneer Cullen Value Fund's Annual Report for the fiscal year ended June 30, 2008 (File No. 811-21664), as filed with the SEC on August 26, 2008 (Accession No. 0000078713-08-000078) is incorporated herein by reference.

    9. Pioneer Cullen Value Fund's Semi-Annual Report for the fiscal period ended December 31, 2008 (File No. 811-21664), as filed with the SEC on February 27, 2009 (Accession No. 0000078713-09-000011) is incorporated herein by reference.

    10. Pioneer Classic Balanced Fund's Statement of Additional Information, dated December 1, 2008 (File Nos. 333-126384; 811-21781), as filed with the SEC on November 26, 2008 (Accession No. 0001331854-08-000012) is
        incorporated herein by reference.

    11. Pioneer Classic Balanced Fund's Annual Report for the fiscal year ended July 31, 2008 (File No. 811-21781), as filed with the SEC on September 29, 2008 (Accession No. 0000078713-08-000091) is incorporated herein by reference.

    12. Pioneer Bond Fund's Statement of Additional Information, dated November 1, 2008 (File Nos. 2-62436; 811-02864), as filed with the SEC on October 27, 2008 (Accession No. 0000276776-08-000052) is incorporated herein by reference.

    13. Pioneer Bond Fund's Annual Report for the fiscal year ended June 30, 2008 (File No. 811-02864), as filed with the SEC on August 26, 2008 (Accession No. 0000078713-08-000070) is incorporated herein by reference.

    14. Pioneer Bond Fund's Semi-Annual Report for the fiscal period ended December 31, 2008 (File No. 811-02864), as filed with the SEC on February 27, 2009 (Accession No. 0000276776-09-000007) is incorporated herein by reference.

    15. Pioneer Short Term Income Fund's Statement of Additional Information, dated December 31, 2008 (File Nos. 333-114423; 811-21558), as filed with the SEC on December 23, 2008 (Accession No. 0001286364-08-000008) is
        incorporated herein by reference.

    16. Pioneer Short Term Income Fund's Annual Report for the fiscal year ended August 31, 2008 (File No. 811-21558), as filed with the SEC on October 29, 2008 (Accession No. 0000276776-08-000055) is incorporated herein by reference.

    17. Pioneer Treasury Reserves Fund's Statement of Additional Information, dated December 1, 2008 (File Nos. 333-126384; 811-21781), as filed with the SEC on November 26, 2008 (Accession No. 0001331854-08-000015) is
        incorporated herein by reference.

    18. Pioneer Treasury Reserves Fund's Annual Report for the fiscal year ended July 31, 2008 (File No. 811-21871), as filed with the SEC on September 29, 2008 (Accession No. 0000078713-08-000091) is incorporated herein by reference.

    19. Pioneer Cash Reserves Fund's Statement of Additional Information, dated May 1, 2008 (File Nos. 33-13179; 811-05099), as filed with the SEC on April 25, 2008 (Accession No. 0000812195-08-000006) is incorporated herein by reference.

    22. Pioneer Cash Reserves Fund's Annual Report for the fiscal year ended December 31, 2008 (File No. 811-05099), as filed with the SEC on February 27, 2009 (Accession No. 0000276776-09-000008) is incorporated herein by reference.

    23. Regions Morgan Keegan Select Funds' Combined Statement of Additional Information, dated April 1, 2008 (File Nos. 33-44737; 811-06511), as filed with the SEC on March 31, 2008 (Accession No.
        0000898432-08-000317) is incorporated herein by reference.

    24. Regions Morgan Keegan Select Funds' Annual Report for the fiscal year ended November 30, 2008 (File No. 811-06511), as filed with the SEC on February 5, 2009 (Accession No. 0001193125-09-020033) is incorporated herein by reference.

                       PRO FORMA FINANCIAL STATEMENTS

    Shown below are the financial statements for each Pioneer Fund and the corresponding RMK Fund and pro forma financial statements for each combined Pioneer Fund, provided that: (i) no pro forma financial statements have been prepared and included relating to the reorganizations of Pioneer Fund, Pioneer Mid Cap Value Fund, Pioneer Cullen Value Fund, Pioneer Short Term Income Fund and Pioneer Cash Reserves Fund because the net asset value of the RMK Fund does not exceed 10% of the net asset value of the corresponding Pioneer Fund as of March 16, 2009; and (ii) no pro forma financial statements have been prepared and included relating to the reorganization of Regions Morgan Keegan Mid Cap Growth Fund and Pioneer Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund and Pioneer Growth Fund or Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund and Pioneer Intermediate Tax Free Income Fund because each of Pioneer Select Mid Cap Growth Fund, Pioneer Growth Fund and Pioneer Intermediate Tax Free Income Fund is a newly-organized fund and does not have any assets or liabilities as of the date hereof.

    The pro forma financial statements are unaudited.

    See Notes to Pro Forma Combined Financial Statements.

Pro Forma Schedule of Investments for Regions Morgan Keegan Select Balanced Fund and Pioneer Classic Balanced Fund(a) As of 07/31/08 (unaudited)

Regions                                                                                       Morgan                     Pioneer
Morgan               Pioneer                                                                  Keegan         Pioneer     Classic
Keegan    Pioneer    Classic                                                                  Select         Classic     Balanced
Select    Classic    Balanced                                                      % of       Balanced       Balanced    Fund
Balanced  Balanced   Fund                                                          Pro Forma  Fund           Fund        Combined
Fund      Fund       Combined    Floating                                          Combined   Market         Market      Market
Shares    Shares     Shares      Rate (b)                                          Net Assets Value          Value       Value
------    --------   --------    --------                                          ---------- ---------      ----------  -----------
                                          CONVERTIBLE PREFERRED STOCK                 0.7%
                                          Commercial Services & Supplies              0.7%
                                          Office Services & Supplies                  0.7%
    --     55,440     55,440              Avery Dennison Corp., 7.875%, 11/15/10              $        --    $2,474,287  $ 2,474,287
                                                                                              -----------    ----------  -----------
                                          TOTAL CONVERTIBLE PREFERRED STOCK                   $        --    $2,474,287  $ 2,474,287
                                                                                              -----------    ----------  -----------
                                          COMMON STOCKS                              59.7%
                                          Energy                                     10.1%
                                          Integrated Oil & Gas                        0.5%
    --     24,730     24,730              Royal Dutch Shell Plc (A.D.R.)                      $        --    $1,750,637  $ 1,750,637
                                                                                              -----------    ----------  -----------
                                          Oil & Gas Drilling                          1.1%
    --     31,194     31,194              Diamond Offshore Drilling, Inc.                     $        --    $3,721,444  $ 3,721,444
                                                                                              -----------    ----------  -----------
                                          Oil & Gas Exploration & Production          4.6%
42,000         --     42,000              Devon Energy Corp.                                  $ 3,985,380    $       --  $ 3,985,380
40,000         --     40,000              Exxon Mobil Corp.                                     3,217,200            --    3,217,200
30,000         --     30,000              Occidental Petroleum Corp.                            2,364,900            --    2,364,900
30,000                30,000              Southwestern Energy Corp.                             1,089,300            --    1,089,300
40,000         --     40,000              Sunoco, Inc.                                          1,624,400            --    1,624,400
30,000     31,884     61,884              XTO Energy, Inc.                                      1,416,900     1,505,881    2,922,781
                                                                                              -----------    ----------  -----------
                                                                                              $13,698,080    $1,505,881  $15,203,961
                                                                                              -----------    ----------  -----------
                                          Oil & Gas Equipment & Services              2.8%
40,000         --     40,000              Halliburton Co.                                     $ 1,792,800    $       --  $ 1,792,800
20,000         --     20,000              National Oilwell Varco, Inc.                          1,572,600            --    1,572,600
10,000         --     10,000              Oceaneering International, Inc.                         606,400            --      606,400
30,000         --     30,000              Schlumberger Ltd.                                     3,048,000            --    3,048,000
20,000         --     20,000              Smith International, Inc.                             1,487,600            --    1,487,600
20,000         --     20,000              Weatherford International Ltd.                          754,600            --      754,600
                                                                                              -----------    ----------  -----------
                                                                                              $ 9,262,000    $       --  $ 9,262,000
                                                                                              -----------    ----------  -----------
                                          Coal                                        0.6%
24,000         --     24,000              Arch Coal, Inc.                                     $ 1,351,440    $       --  $ 1,351,440
10,000                10,000              Peabody Energy Corp.                                    676,500            --      676,500
                                                                                              -----------    ----------  -----------
                                                                                              $ 2,027,940    $       --  $ 2,027,940
                                                                                              -----------    ----------  -----------
                                          Oil & Gas Storage & Transportation          0.5%
50,000     36,087     86,087              EL Paso Corp.                                       $   896,500    $  647,040  $ 1,543,540
                                                                                              -----------    ----------  -----------
                                          Total Energy                                        $25,884,520    $7,625,002  $33,509,522
                                                                                              -----------    ----------  -----------
                                          Materials                                   5.2%
                                          Aluminum                                    0.1%
--         10,744     10,744              Alcoa, Inc.                                         $        --    $  362,610  $  362,610
                                                                                              -----------    ----------  -----------
                                          Diversified Chemical                        0.3%
--         23,506     23,506              E.I. du Pont de Nemours and Co.                     $        --    $1,029,798  $ 1,029,798
                                                                                              -----------    ----------  -----------
                                          Diversified Metals & Mining                 1.3%
--         45,760     45,760              Freeport-McMoRan Copper & Gold, Inc.                $        --    $4,427,280  $ 4,427,280
                                                                                              -----------    ----------  -----------
                                          (Class B)
                                          Fertilizers & Agricultural Chemicals        0.4%
--          6,190      6,190              Potash Corp. Saskatchewan, Inc.                     $        --    $1,264,431  $ 1,264,431
                                                                                              -----------    ----------  -----------

                                                                                            Regions
Regions                                                                                     Morgan                      Pioneer
Morgan               Pioneer                                                                Keegan         Pioneer      Classic
Keegan    Pioneer    Classic                                                                Select         Classic      Balanced
Select    Classic    Balanced                                                  % of         Balanced       Balanced     Fund
Balanced  Balanced   Fund                                                      Pro Forma    Fund           Fund         Combined
Fund      Fund       Combined    Floating                                      Combined     Market         Market       Market
Shares    Shares     Shares      Rate (b)                                      Net Assets   Value          Value        Value
------    --------   --------    --------                                      ----------   ---------      -----------  -----------
                                          Mining                                2.9%
 36,000        --     36,000              Agnico-Eagle Mines Ltd.                           $ 1,967,400      $       --  $ 1,967,400
100,000        --    100,000              Barrick Gold Corp.                                  4,235,000              --    4,235,000
 70,000        --     70,000              Newmont Mining Corp.                                3,357,200              --    3,357,200
                                                                                            -----------      ----------  -----------
                                                                                            $ 9,559,600      $       --  $ 9,559,600
                                                                                            -----------      ----------  -----------
                                          Paper Packaging                       0.2%
     --    29,453     29,453              Packaging Corp of America                         $        --      $  751,641  $   751,641
                                                                                            -----------      ----------  -----------
                                          Total Materials                                   $ 9,559,600      $7,835,760  $17,395,360
                                                                                            -----------      ----------  -----------
                                          Capital Goods                         6.0%
                                          Aerospace & Defense                   1.4%
 24,000    48,626     72,626              United Technologies Corp.                         $ 1,535,520      $3,111,091  $ 4,646,611
                                                                                            -----------      ----------  -----------
                                          Electrical Component & Equipment      1.7%
     --    86,690     86,690              Emerson Electric Co.                              $        --      $4,221,803  $ 4,221,803
     --    30,409     30,409              Rockwell International Corp.                               --       1,353,505    1,353,505
                                                                                            -----------      ----------  -----------
                                                                                            $        --      $5,575,308  $ 5,575,308
                                                                                            -----------      ----------  -----------
                                          Industrial Conglomerates              0.2%
     --     9,543      9,543              3M Co.                                            $        --      $  671,732  $   671,732
                                                                                            -----------      ----------  -----------
                                          Construction & Engineering            0.8%
 40,000        --     40,000              Fluor Corp.                                       $   325,400      $       --  $   325,400
 28,000        --     28,000              Jacobs Engineering Group Inc.                       2,165,520              --    2,165,520
                                                                                            -----------      ----------  -----------
                                                                                            $ 2,490,920      $       --  $ 2,490,920
                                                                                            -----------      ----------  -----------
                                          Industrial Machinery                  1.4%
 30,000        --     30,000              Caterpillar, Inc.                                 $ 2,085,600      $       --  $ 2,085,600
  6,000        --      6,000              Precision Castparts Corp.                             560,580              --      560,580
 30,000        --     30,000              Deere & Co.                                         2,104,800              --    2,104,800
                                                                                            -----------      ----------  -----------
                                                                                            $ 4,750,980      $       --  $ 4,750,980
                                                                                            -----------      ----------  -----------
                                          Industrial Conglomerates              0.5%
 50,000        --     50,000              General Electric Co.                              $ 1,414,500      $       --  $ 1,414,500
  8,000        --      8,000              Textron Inc.                                          347,760              --      347,760
                                                                                            -----------      ----------  -----------
                                                                                            $ 1,762,260      $       --  $ 1,762,260
                                                                                            -----------      ----------  -----------

                                          Total Capital Goods                               $10,539,680      $9,358,131  $19,897,811
                                                                                            -----------      ----------  -----------
                                          Commercial Services & Supplies        0.5%
                                          Commercial Printing                   0.3%
     --    38,346     38,346              R.R. Donnelly & Sons Co.                          $        --      $1,023,838  $1,023,838
                                                                                            -----------      ----------  -----------
                                          Data Processing Services              0.1%
  2,000        --      2,000              MasterCard Inc.                                   $   488,300      $       --  $   488,300
                                                                                            -----------      ----------  -----------
                                          Total Commercial Services & Supplies              $   488,300      $1,023,838  $ 1,512,138
                                                                                            -----------      ----------  -----------
                                          Transportation                        1.4%
                                          Airlines                              0.1%
     --    39,419     39,419              Delta Air Lines, Inc.                             $        --      $  297,219  $   297,219
                                                                                            -----------      ----------  -----------
                                          Railroads                             1.4%
 18,000        --     18,000              Burlington Northern Santa Fe Corp.                $ 1,874,340      $       --  $ 1,874,340
 32,000        --     32,000              Union Pacific Corp.                                 2,638,080              --    2,638,080
                                                                                            -----------      ----------  -----------
                                                                                            $ 4,512,420      $       --  $ 4,512,420
                                                                                            -----------      ----------  -----------
                                          Total Transportation                              $ 4,512,420      $  297,219  $ 4,809,639
                                                                                            -----------      ----------  -----------

                                                                                              Regions
Regions                                                                                       Morgan                    Pioneer
Morgan               Pioneer                                                                  Keegan       Pioneer      Classic
Keegan    Pioneer    Classic                                                                  Select       Classic      Balanced
Select    Classic    Balanced                                                   % of          Balanced     Balanced     Fund
Balanced  Balanced   Fund                                                       Pro Forma     Fund         Fund         Combined
Fund      Fund       Combined    Floating                                       Combined      Market       Market       Market
Shares    Shares     Shares      Rate (b)                                       Net Assets    Value        Value        Value
------    --------   --------    --------                                       ----------    ---------    -----------  -----------
                                          Automobiles & Components                0.2%
                                          Auto Parts & Equipment                  0.2%
    --     19,376     19,376              Johnson Controls, Inc.                              $        --    $  584,380  $   584,380
                                                                                              -----------    ----------  -----------
                                          Total Automobiles & Components                      $        --    $  584,380  $   584,380
                                                                                              -----------    ----------  -----------
                                          Consumer Durables & Apparel             0.2%
                                          Household Appliances                    0.2%
    --     10,801     10,801              Snap-On, Inc.                                       $        --    $  607,988  $   607,988
                                                                                              -----------    ----------  -----------
                                          Total Consumer Durables & Apparel                   $        --    $  607,988  $   607,988
                                                                                              -----------    ----------  -----------
                                          Consumer Services                       2.1%
                                          Restaurants                             1.2%
    --     64,284     64,284              McDonald's Corp.                                    $        --    $3,843,540  $ 3,843,540
                                                                                              -----------    ----------  -----------
                                          General Merchandise Stores              1.0%
20,000         --     20,000              Lowe's Companies, Inc.                              $   406,400    $       --  $   406,400
20,000         --     20,000              Starbucks Corp.                                         293,800            --      293,800
30,000         --     30,000              The Home Depot, Inc.                                    714,900            --      714,900
30,000         --     30,000              Wal-Mart Stores, Inc.                                 1,758,600            --    1,758,600
                                                                                              -----------    ----------  -----------
                                                                                              $ 3,173,700    $       --  $ 3,173,700
                                                                                              -----------    ----------  -----------
                                          Total Consumer Services                             $ 3,173,700    $3,843,540  $ 7,017,240
                                                                                              -----------    ----------  -----------
                                          Media                                   1.3%
                                          Movies & Entertainment                  1.2%
    --    169,759    169,759              Regal Entertainment Group                           $        --    $2,826,487  $ 2,826,487
    --     38,095     38,095              Viacom, Inc. (Class B)                                       --     1,063,993    1,063,993
                                                                                              -----------    ----------  -----------
                                                                                              $        --    $3,890,480  $ 3,890,480
                                                                                              -----------    ----------  -----------
                                          Publishing                              0.1%
    --      9,786      9,786              McGraw-Hill Co., Inc.                               $        --    $  397,997  $   397,997
                                                                                              -----------    ----------  -----------
                                          Total Media                                         $        --    $4,288,477  $ 4,288,477
                                                                                              -----------    ----------  -----------
                                          Retailing                               0.7%
                                          Department Stores                       0.5%
    --     37,719     37,719              J.C. Penney Co., Inc.                               $        --    $1,162,877  $ 1,162,877
    --     16,310     16,310              Nordstrom, Inc.                                              --       468,749      468,749
                                                                                              -----------    ----------  -----------
                                                                                              $        --    $1,631,626  $ 1,631,626
                                                                                              -----------    ----------  -----------
                                          Apparel                                 0.2%
10,000         --     10,000              Nike, Inc.                                          $   586,800    $       --  $   586,800
                                                                                              -----------    ----------  -----------
                                          Total Retailing                                     $   586,800    $1,631,626  $ 2,218,426
                                                                                              -----------    ----------  -----------
                                          Food & Drug Retailing                   1.1%
                                          Drug Retail                             1.1%
    --     56,595     56,595              CVS Corp.                                           $        --    $2,065,718  $ 2,065,718
    --     49,288     49,288              Walgreen Co.                                                 --     1,692,550    1,692,550
                                                                                              -----------    ----------  -----------
                                                                                              $        --    $3,758,268  $ 3,758,268
                                                                                              -----------    ----------  -----------
                                          Total Food & Drug Retailing                         $        --    $3,758,268  $ 3,758,268
                                                                                              -----------    ----------  -----------
                                          Food, Beverage & Tobacco                4.0%
                                          Tobacco                                 3.2%
40,000         --     40,000              Altria Group, Inc.                                  $   814,000    $       --  $   814,000
    --     50,410     50,410              Lorillard, Inc.                                              --     3,383,015    3,383,015
40,000     84,860    124,860              Phillip Morris International                          2,066,000     4,383,019    6,449,019
                                                                                              -----------    ----------  -----------
                                                                                              $ 2,880,000    $7,766,034  $10,646,034
                                                                                              -----------    ----------  -----------

                                                                                            Regions
Regions                                                                                     Morgan                       Pioneer
Morgan               Pioneer                                                                Keegan       Pioneer         Classic
Keegan    Pioneer    Classic                                                                Select       Classic         Balanced
Select    Classic    Balanced                                                 % of          Balanced     Balanced        Fund
Balanced  Balanced   Fund                                                     Pro Forma     Fund         Fund            Combined
Fund      Fund       Combined  Floating                                       Combined      Market       Market          Market
Shares    Shares     Shares    Rate (b)                                       Net Assets    Value        Value           Value
------    --------   --------  --------                                       ----------    -----------  -----------     -----------
                                        Agricultural Products                    0.4%
14,000         --     14,000            Bunge Ltd.                                          $ 1,384,880  $        --     $ 1,384,880
                                                                                            -----------  -----------     -----------
                                        Soft Drinks                              0.4%
20,000         --     20,000            PepsiCo, Inc,                                       $ 1,331,200  $        --     $ 1,331,200
                                                                                            -----------  -----------     -----------
                                        Total Food, Beverage & Tobacco                      $ 5,596,080  $ 7,766,034     $13,362,114
                                                                                            -----------  -----------     -----------
                                        Household & Personal Products            1.6%
                                        Household Products                       1.1%
28,000     30,322     58,322            Procter & Gamble Co.                                $ 1,833,440  $ 1,985,485     $ 3,818,925
                                                                                            -----------  -----------     -----------
                                        Personal Products                        0.5%
    --     34,525     34,525            Estee Lauder Co.                                    $        --  $ 1,522,553     $ 1,522,553
                                                                                            -----------  -----------     -----------
                                        Total Household & Personal Products                 $ 1,833,440  $ 3,508,038     $ 5,341,478
                                                                                            -----------  -----------     -----------
                                        Health Care Equipment & Services         1.9%
                                        Health Care Distributors & Services      0.8%
    --     37,216     37,216            McKesson Corp.                                      $        --  $ 2,083,724     $ 2,083,724
10,000         --     10,000            UnitedHealth Group Inc.                                 280,800           --         280,800
 6,000         --      6,000            WellPoint, Inc.                                         314,700           --         314,700
                                                                                            -----------  -----------     -----------
                                                                                            $   595,500  $ 2,083,724     $ 2,679,224
                                                                                            -----------  -----------     -----------
                                        Biotechnology                            1.1%
16,000         --     16,000            Celgene Corp.                                       $ 1,207,840  $        --     $ 1,207,840
24,000         --     24,000            Genentech, Inc.                                       2,286,000           --       2,286,000
                                                                                            -----------  -----------     -----------
                                                                                            $ 3,493,840  $        --     $ 3,493,840
                                                                                            -----------  -----------     -----------
                                        Total Health Care Equipment & Services              $ 4,089,340  $ 2,083,724     $ 6,173,064
                                                                                            -----------  -----------     -----------
                                        Pharmaceuticals & Biotechnology          7.0%
                                        Pharmaceuticals                          7.0%
34,000     54,199     88,199            Abbott Laboratories                                 $ 1,915,560  $ 3,053,572     $ 4,969,132
    --    129,764    129,764            Bristol-Myers Squibb Co.                                     --    2,740,616       2,740,616
16,000     61,611     77,611            Eli Lilly & Co.                                         753,760    2,902,494       3,656,254
24,000         --     24,000            Johnson & Johnson Co.                                 1,643,280           --       1,643,280
20,000         --     20,000            Medtronic, Inc.                                       1,056,600           --       1,056,600
10,000                10,000            Genzyme, Inc.                                           766,500           --         766,500
32,000         --     32,000            Gilead Sciences, Inc.                                 1,727,360           --       1,727,360
    --    100,640    100,640            Schering-Plough Corp.                                        --    2,121,491       2,121,491
    --     99,113     99,113            Teva Pharmaceutical Industries, Ltd.                         --    4,444,227       4,444,227
                                                                                            -----------  -----------     -----------
                                                                                            $ 7,863,060  $15,262,400     $23,125,460
                                                                                            -----------  -----------     -----------
                                        Total Pharmaceuticals & Biotechnology               $ 7,863,060  $15,262,400     $23,125,460
                                                                                            -----------  -----------     -----------
                                        Banks                                    1.1%
                                        Diversified Banks                        1.1%
20,000    101,707    121,707            U.S. Bancorp                                        $   612,200  $ 3,113,251     $ 3,725,451
                                                                                            -----------  -----------     -----------
                                        Total Banks                                         $   612,200  $ 3,113,251     $ 3,725,451
                                                                                            -----------  -----------     -----------
                                        Diversified Financials                   2.8%
                                        Asset Management & Custody Banks         0.5%
    --      7,465      7,465            Franklin Resources, Inc.                            $        --  $   751,054     $   751,054
 5,000     20,167     25,167            The Bank of New York Mellon., Corp.                     177,500      715,929         893,429
                                                                                            -----------  -----------     -----------
                                                                                            $   177,500  $ 1,466,983     $ 1,644,483
                                                                                            -----------  -----------     -----------

                                                                                            Regions
Regions                                                                                     Morgan                     Pioneer
Morgan               Pioneer                                                                Keegan       Pioneer       Classic
Keegan    Pioneer    Classic                                                                Select       Classic       Balanced
Select    Classic    Balanced                                                 % of          Balanced     Balanced      Fund
Balanced  Balanced   Fund                                                     Pro Forma     Fund         Fund          Combined
Fund      Fund       Combined  Floating                                       Combined      Market       Market        Market
Shares    Shares     Shares    Rate (b)                                       Net Assets    Value        Value         Value
------    --------   --------  --------                                       ----------    -----------  ----------    -----------
                                        Investment Banking & Brokerage         1.2%
    --     75,562     75,562            Lazard, Ltd.                                        $        --  $3,083,685    $ 3,083,685
    --     19,797     19,797            Morgan Stanley                                               --     781,586        781,586
                                                                                            -----------  ----------    -----------
                                                                                            $        --  $3,865,271    $ 3,865,271
                                                                                            -----------  ----------    -----------
                                        Specialized Finance                    1.1%
 2,000        525      2,525            CME Group, Inc.                                     $   720,260  $  189,068    $   909,328
32,000         --     32,000            Citigroup, Inc.                                         598,080          --        598,080
20,000         --     20,000            American Express Co.                                    742,400          --        742,400
 7,000         --      7,000            The Goldman Sachs Group, Inc.                         1,288,280          --      1,288,280
    --      2,679      2,679            Nymex Holdings, Inc.                                         --     219,624        219,624
                                                                                            -----------  ----------    -----------
                                                                                            $ 3,349,020  $  408,692    $ 3,757,712
                                                                                            -----------  ----------    -----------
                                        Total Diversified Financials                        $ 3,526,520  $5,740,946    $ 9,267,466
                                                                                            -----------  ----------    -----------
                                        Insurance                              0.5%
                                        Life & Health Insurance                0.5%
10,000     11,221     21,221            Aflac, Inc.                                         $   556,100  $  624,000    $ 1,180,100
20,000         --     20,000            American International Group, Inc.                      521,000          --        521,000
                                                                                            -----------  ----------    -----------
                                        Total Insurance                                     $ 1,077,100  $  624,000    $ 1,701,100
                                                                                            -----------  ----------    -----------
                                        Software & Services                    0.3%
                                        Application Software                   0.3%
    --     35,894     35,894            Citrix Systems, Inc.                                $        --  $  956,216    $   956,216
                                                                                            -----------  ----------    -----------
                                        Total Software & Services                           $        --  $  956,216    $   956,216
                                                                                            -----------  ----------    -----------
                                        Technology Hardware & Equipment        7.4%
                                        Communications Equipment               3.6%
90,000     96,519    186,519            Cisco Systems, Inc.                                 $ 1,979,100  $2,122,453    $ 4,101,553
    --    183,597    183,597            Corning, Inc.                                                --   3,673,776      3,673,776
 5,000    150,751    155,751            Nokia Corp. (A.D.R.)                                    136,600   4,118,517      4,255,117
                                                                                            -----------  ----------    -----------
                                                                                            $ 2,115,700  $9,914,746    $12,030,446
                                                                                            -----------  ----------    -----------
                                        Computer Hardware                      3.2%
 5,000         --      5,000            Apple Computer, Inc.                                $   794,750  $       --    $   794,750
30,000         --     30,000            Dell Inc.                                               737,100          --        737,100
34,000     47,361     81,361            Hewlett-Packard Co.                                   1,523,200   2,121,773      3,644,973
30,000         --     30,000            IBM Corp.                                             3,839,400          --      3,839,400
12,000         --     12,000            Research In Motion Ltd.                               1,473,840          --      1,473,840
                                                                                            -----------  ----------    -----------
                                                                                            $ 8,368,290  $2,121,773    $10,490,063
                                                                                            -----------  ----------    -----------
                                        Systems Software                       0.6%
80,000         --     80,000            Oracle Corp.                                        $ 1,722,400  $       --    $ 1,722,400
10,000         --     10,000            Microsoft Corp.                                         257,200          --        257,200
                                                                                            -----------  ----------    -----------
                                                                                            $ 1,979,600  $       --    $ 1,979,600
                                                                                            -----------  ----------    -----------
                                        Total Technology Hardware & Equipment               $12,463,590  12,036,519    $24,500,109
                                                                                            -----------  ----------    -----------
                                        Semiconductors                         1.4%
25,000    130,502    155,502            Intel Corp.                                         $   554,750  $2,895,839    $ 3,450,589
50,000         --     50,000            Applied Materials, Inc.                                 866,000          --        866,000
20,000         --     20,000            Texas Instruments Inc.                                  487,600          --        487,600
                                                                                            -----------  ----------    -----------
                                        Total Semiconductors                                $ 1,908,350  $2,895,839    $ 4,804,189
                                                                                            -----------  ----------    -----------

                                                                                             Regions
Regions                                                                                      Morgan                     Pioneer
Morgan                Pioneer                                                                Keegan        Pioneer      Classic
Keegan     Pioneer    Classic                                                                Select        Classic      Balanced
Select     Classic    Balanced                                                   % of        Balanced      Balanced     Fund
Balanced   Balanced   Fund                                                       Pro Forma   Fund          Fund         Combined
Fund       Fund       Combined  Floating                                         Combined    Market        Market       Market
Shares     Shares     Shares    Rate (b)                                         Net Assets  Value         Value        Value
--------   --------   --------  --------                                         ----------  -----------   -----------  ------------
                                         Telecommunication Services                 2.7%
                                         Integrated Telecommunication Services      2.0%
    --      81,805     81,805            Frontier Communications Corp.                       $        --   $   945,666  $    945,666
30,000          --     30,000            Qualcomm, Inc.                                        1,660,200            --     1,660,200
20,000      32,160     52,160            Verizon Communications, Inc.                            680,800     1,094,726     1,775,526
    --     189,268    189,268            Windstream Corp.                                             --     2,256,075     2,256,075
                                                                                             -----------   -----------  ------------
                                                                                             $ 2,341,000   $ 4,296,467  $  6,637,467
                                                                                             -----------   -----------  ------------
                                         Internet                                   0.7%
 5,000          --      5,000            Google, Inc.                                        $ 2,368,750   $        --  $  2,368,750
                                                                                             -----------   -----------  ------------
                                         Total Telecommunication Services                    $ 4,709,750   $ 4,296,467  $  9,006,217
                                                                                             -----------   -----------  ------------
                                         Utilities                                  0.2%
                                         Gas Utilities                              0.2%
    --      12,175     12,175            Questar Corp.                                       $        --   $  643,813   $    643,813
                                                                                             -----------   -----------  ------------
                                         Total Utilities                                     $        --   $  643,813   $    643,813
                                                                                             -----------   -----------  ------------
                                         TOTAL COMMON STOCKS                                 $98,424,450   $99,781,476  $198,205,926
                                                                                             -----------   -----------  ------------
Principal  Principal  Principal
Amount     Amount     Amount
($)        ($)        ($)
---------  ---------  ---------
                                         ASSET BACKED SECURITIES                    0.5%
                                         Energy                                     0.1%
                                         Oil & Gas Equipment & Services             0.1%
    --     200,000    200,000     5.78   Sevan Marine ASA, Floating Rate Note,               $        --   $   182,000  $    182,000
                                         5/14/13                                             -----------   -----------  ------------
                                         Total Energy                                        $        --   $   182,000  $    182,000
                                                                                             -----------   -----------  ------------
                                         Transportation                             0.0%
                                         Airlines                                   0.0%
    --       8,676      8,676            Continental Airlines, 6.648%, 9/15/17               $        --   $     7,895  $      7,895
                                                                                             -----------   -----------  ------------
                                         Total Transportation                                $        --   $     7,895  $      7,895
                                                                                             -----------   -----------  ------------
                                         Food & Drug Retailing                      0.0%
                                         Food Retail                                0.0%
    --     200,000    200,000            Dominos Pizza Master Issuer LLC, 7.629%,
                                         4/25/37                                             $        --   $   145,000  $    145,000
                                                                                             -----------   -----------  ------------
                                         Total Food & Drug Retailing                         $        --   $   145,000  $    145,000
                                                                                             -----------   -----------  ------------
                                         Banks                                      0.1%
                                         Thrifts & Mortgage Finance                 0.1%
    --     325,000    325,000     2.56   Carrington Mortgage, Floating Rate Note,            $        --   $   297,739  $    297,739
                                         10/25/36
    --     245,608    245,608            Local Insight Media Finance, LLC, 5.88%,                     --       195,944       195,944
                                         10/23/37                                            -----------   -----------  ------------
                                                                                             $        --   $   493,683  $    493,683
                                                                                             -----------   -----------  ------------
                                         Total Banks                                         $        --   $   493,683  $    493,683
                                                                                             -----------   -----------  ------------
                                         Diversified Financials                     0.2%
                                         Diversified Financial Services             0.2%
    --      60,000     60,000     2.90   Asset Backed Securities Corp., Floating
                                         Rate Note,
                                         4/25/35                                             $        --   $    52,563  $     52,563
    --     169,457    169,457            PF Export Receivable Master Trust, 6.436%,                   --       167,949       167,949
                                         6/1/15
    --     295,627    295,627            Power Receivables Finance, 6.29%, 1/1/12                     --       302,627       302,627
                                                                                             $        --   $   523,139  $    523,139
                                                                                             -----------   -----------  ------------
                                         Total Diversified Financials                        $        --   $   523,139  $    523,139
                                                                                             -----------   -----------  ------------

                                                                                            Regions
Regions                                                                                     Morgan                     Pioneer
Morgan               Pioneer                                                                Keegan       Pioneer       Classic
Keegan    Pioneer    Classic                                                                Select       Classic       Balanced
Select    Classic    Balanced                                                 % of          Balanced     Balanced      Fund
Balanced  Balanced   Fund                                                     Pro Forma     Fund         Fund          Combined
Fund      Fund       Combined  Floating                                       Combined      Market       Market        Market
Shares    Shares     Shares    Rate (b)                                       Net Assets    Value        Value         Value
------    --------   --------  --------                                       ----------    -----------  ----------    -----------
                                        Utilities                                 0.1%
                                        Electric Utilities                        0.1%
     --    224,466    224,466           FPL Energy America Wind LLC, 6.639%,                 $     --    $  230,933    $  230,933
                                        6/20/23
     --    123,400    123,400           FPL Energy Wind Funding, 6.876%, 6/27/17                   --       124,017       124,017
                                                                                             --------    ----------    ----------
                                                                                             $     --    $  354,950    $  354,950
                                                                                             --------    ----------    ----------
                                        Total Utilities                                      $     --    $  354,950    $  354,950
                                                                                             --------    ----------    ----------
                                        TOTAL ASSET BACKED SECURITIES                        $     --    $1,706,667    $1,706,667
                                                                                             --------    ----------    ----------
                                        COLLATERALIZED MORTGAGE OBLIGATIONS       1.1%
                                        Materials                                 0.1%
                                        Forest Products                           0.1%
     --    350,000    350,000           T SRA R 2006-1 F, 7.5296%, 10/15/36                  $     --    $  267,969    $  267,969
                                                                                             --------    ----------    ----------
                                        Total Materials                                      $     --    $  267,969    $  267,969
                                                                                             --------    ----------    ----------
                                        Banks                                     0.3%
                                        Thrifts & Mortgage Finance                0.3%
     --    512,299    512,299           ABN Amro Mortgage Corp., 4.75%, 5/25/18              $     --    $  503,214    $  503,214
     --    543,277    543,277    5.21   SARM 2004-12 7A1, Floating Rate Note,                      --       507,177       507,177
                                        2/25/34                                              --------    ----------    ----------
                                                                                             $     --    $1,010,391    $1,010,391
                                                                                             --------    ----------    ----------
                                        Total Banks                                          $     --    $1,010,391    $1,010,391
                                                                                             --------    ----------    ----------
                                        Diversified Financials                    0.0%
                                        Diversified Financial Services            0.0%
     --    140,000    140,000           Global Signal, 7.036%, 2/15/36                       $     --    $  129,647    $  129,647
                                                                                             --------    ----------    ----------
                                        Total Diversified Financials                         $     --    $  129,647    $  129,647
                                                                                             --------    ----------    ----------
                                        Government                                0.6%
                                        Government                                0.6%
     --    411,751    411,751           Fannie Mae, 5.45%, 12/25/20                          $     --    $  418,041    $  418,041
     --     74,526      74,526          Federal Home Loan Bank, 5.0%, 1/15/16                      --        75,318        75,318
     --     70,858      70,858          Federal Home Loan Bank, 6.0%, 4/15/32                      --        73,305        73,305
     --    418,964    418,964           Federal Home Loan Mortgage Corp., 5.5%,
                                        12/15/20                                                   --       424,999       424,999
     --    173,400    173,400           Federal Home Loan Mortgage Corp., 5.875%,
                                        5/15/16                                                    --       177,139       177,139
     --    381,638    381,638           Federal Home Loan Mortgage Corp., 6.0%,
                                        12/15/21                                                   --       390,695       390,695
     --    200,528    200,528           Freddie Mac, 5.5%, 6/15/32                                 --       203,861       203,861
     --    362,026    362,026           Freddie Mac, 6.1%, 9/15/18                                 --       369,977       369,977
                                                                                             --------    ----------    ----------
                                                                                             $     --    $2,133,335    $2,133,335
                                                                                             --------    ----------    ----------
                                        Total Government                                     $     --    $2,133,335    $2,133,335
                                                                                             --------    ----------    ----------
                                        TOTAL COLLATERALIZED
                                        MORTGAGE OBLIGATIONS                                 $     --    $3,541,342    $3,541,342
                                                                                             --------    ----------    ----------
                                        CORPORATE BONDS                          13.9%
                                        Energy                                    0.7%
                                        Integrated Oil & Gas                      0.2%
500,000         --    500,000           ConocoPhillips, 4.750%, 10/15/2012                   $506,224    $       --    $  506,224
     --    160,000    160,000           Occidental Petroleum, 6.75%, 1/15/12                      --        172,351       172,351
     --     25,000     25,000           Petro-Canada, 4.0%, 7/15/13                              --          23,547        23,547
                                                                                             --------    ----------    ----------
                                                                                             $506,224    $  195,898    $  702,122
                                                                                             --------    ----------    ----------

                                                                                            Regions
Regions                                                                                     Morgan                     Pioneer
Morgan               Pioneer                                                                Keegan       Pioneer       Classic
Keegan    Pioneer    Classic                                                                Select       Classic       Balanced
Select    Classic    Balanced                                                  % of         Balanced     Balanced      Fund
Balanced  Balanced   Fund                                                      Pro Forma    Fund         Fund          Combined
Fund      Fund       Combined  Floating                                        Combined     Market       Market        Market
Shares    Shares     Shares    Rate (b)                                        Net Assets   Value        Value         Value
------    --------   --------  --------                                        ----------   ----------   ----------    ----------
                                        Oil & Gas Equipment & Services             0.1%
       --  200,000    200,000           Weatherford International, Inc., 6.625%,            $       --   $  208,964    $  208,964
                                                                                            ----------   ----------    ----------
                                        11/15/11
                                        Oil & Gas Exploration & Production         0.1%
       --  175,000    175,000           Canadian National Resources, 5.9%, 2/1/18           $       --   $  173,236    $  173,236
       --   65,000     65,000           Pemex Project Funding Master, 9.125%,                       --       70,135        70,135
                                        10/13/10
       --   92,610     92,610           Ras Laffan Liquefied Natural Gas, 3.437%,                   --       92,794        92,794
                                        9/15/09
       --   45,000     45,000           Southern Star Central Corp., 6.75%, 3/1/16                  --       42,300        42,300
                                                                                            ----------   ----------    ----------
                                                                                            $       --   $  378,465    $  378,465
                                                                                            ----------   ----------    ----------
                                        Oil & Gas Refining & Marketing             0.0%
       --   90,000     90,000           Boardwalk Pipelines LLC, 5.5%, 2/1/17               $       --   $  83,920     $   83,920
                                                                                            ----------   ----------    ----------
                                        Oil & Gas Storage & Transportation         0.2%
       --  125,000    125,000           Buckeye Partners, LP 6.05%, 1/15/18                 $       --   $  121,670    $  121,670
       --  320,000    320,000           NGPL Pipeco LLC, 6.514%, 12/15/12                           --      322,871       322,871
       --  400,000    400,000     7.00  Teppco Partners LP, Floating Rate Note,                     --      345,699       345,699
                                        6/1/67                                              ----------   ----------    ----------
                                                                                            $       --   $  790,240    $  790,240
                                                                                            ----------   ----------    ----------
                                        Total Energy                                        $  506,224   $1,657,487    $2,163,711
                                                                                            ----------   ----------    ----------
                                        Materials                                  0.3%
                                        Aluminum                                   0.0%
       --  150,000    150,000           Novelis, Inc., 7.25%, 2/15/15                       $       --   $  138,750    $  138,750
                                                                                            ----------   ----------    ----------
                                        Commodity Chemicals                        0.1%
       --  300,000    300,000           Nova Chemicals, Ltd., 6.5%, 1/15/12                 $       --   $  273,000    $  273,000
                                                                                            ----------   ----------    ----------
                                        Diversified Metals & Mining                0.1%
       --  425,000    425,000           Inco, Ltd., 7.2%, 9/15/32                           $       --   $  410,374    $  410,374
                                                                                            ----------   ----------    ----------
                                        Fertilizers & Agricultural Chemicals       0.0%
       --   30,000     30,000           Potash Corp., Saskatchewan, 4.875%, 3/1/13          $       --   $   30,246    $   30,246
                                                                                            ----------   ----------    ----------
                                        Steel                                      0.1%
       --  230,000    230,000           Arcelormittal, 6.125%, 6/1/18                       $       --   $  220,870    $  220,870
       --   70,000     70,000           Commercial Metals Co., 7.35%, 8/15/18                       --       70,342        70,342
                                                                                            ----------   ----------    ----------
                                                                                            $       --   $  291,212    $  291,212
                                                                                            ----------   ----------    ----------
                                        Total Materials                                     $       --   $1,143,582    $1,143,582
                                                                                            ----------   ----------    ----------
                                        Capital Goods                              0.8%
                                        Aerospace & Defense                        0.3%
       --   25,000     25,000           Boeing Co., 5.125%, 2/15/13                         $       --   $   25,337    $   25,337
       --   80,000     80,000           Honeywell International, 7.5%, 3/1/10                       --       84,593        84,593
1,000,000       --  1,000,000           United Technologies Corp., 4.375%, 5/1/2010          1,020,277           --     1,020,277
                                                                                            ----------   ----------    ----------
                                                                                            $1,020,277   $  109,930    $1,130,207
                                                                                            ----------   ----------    ----------
                                        Electrical Component & Equipment           0.0%
       --  157,505    157,505           Orcal Geothermal, 6.21%, 12/30/20                   $       --   $  161,078    $  161,078
                                                                                            ----------   ----------    ----------
                                        Industrial Conglomerates                   0.2%
       --  145,000    145,000           General Electric Capital Corp., 6.125%,             $       --   $  151,356    $  151,356
                                        2/22/11
       --  120,000    120,000           General Electric Capital Corp., 6.75%,                      --      120,412       120,412
                                        3/15/32
       --  250,000    250,000           General Electric Capital Corp., 5.625%,                     --      243,390       243,390
                                        9/15/17                                             ----------   ----------    ----------
                                                                                            $       --   $  515,158    $  515,158
                                                                                            ----------   ----------    ----------

                                                                                            Regions
Regions                                                                                     Morgan                     Pioneer
Morgan               Pioneer                                                                Keegan       Pioneer       Classic
Keegan    Pioneer    Classic                                                                Select       Classic       Balanced
Select    Classic    Balanced                                                  % of         Balanced     Balanced      Fund
Balanced  Balanced   Fund                                                      Pro Forma    Fund         Fund          Combined
Fund      Fund       Combined  Floating                                        Combined     Market       Market        Market
Shares    Shares     Shares    Rate (b)                                        Net Assets   Value        Value         Value
------    --------   --------  --------                                        ----------   ----------   ----------    ----------
                                        Trading Companies & Distributors          0.2%
       --  495,000    495,000           GATX Corp., 5.5%, 2/15/12                           $       --   $  493,685    $  493,685
       --  300,000    300,000           Glencore Funding LLC, 6.0%, 4/15/14                         --      287,138       287,138
                                                                                            ----------   ----------    ----------
                                                                                            $       --   $   80,823    $  780,823
                                                                                            ----------   ----------    ----------
                                        Total Capital Goods                                 $1,020,277   $1,566,989    $2,587,266
                                        Commercial Services & Supplies            0.1%
                                        Office Services & Supplies                0.1%
       --  250,000    250,000           Pitney Bowes, Inc., 5.6%, 3/15/18                   $       --   $  243,111    $  243,111
                                                                                            ----------   ----------    ----------
                                        Total Commercial Services & Supplies                $       --   $  243,111    $  243,111
                                                                                            ----------   ----------    ----------
                                        Transportation                            0.1%
                                        Airlines                                  0.1%
       --  500,000    500,000           Southwest Airlines Co                               $       --   $  451,522    $  451,522
                                                                                            ----------   ----------    ----------
                                        Total Transportation                                $       --   $  451,522    $  451,522
                                                                                            ----------   ----------    ----------
                                        Automobiles & Components                  0.2%
                                        Auto Parts & Equipment                    0.1%
       --  460,000    460,000           TRW Automotive, Inc., 7.25%, 3/15/17                $       --   $  395,600    $  395,600
                                        Automobile Manufacturers                  0.1%
       --   80,000     80,000           Ford Motor Co., 7.25%, 10/1/08                      $       --   $   78,800     $  78,800
       --  500,000    500,000           General Motors, 7.2%, 1/15/11                               --      336,250       336,250
                                                                                            ----------   ----------    ----------
                                                                                            $       --   $  415,050    $  415,050
                                                                                            ----------   ----------    ----------
                                        Total Automobiles & Components                      $       --   $  810,650    $  810,650
                                                                                            ----------   ----------    ----------
                                        Consumer Durables & Apparel               0.1%
                                        Household Appliances                      0.1%
       --  345,000    345,000           Whirlpool Corp. 5.5%, 3/1/13                        $       --   $  334,561    $  334,561
                                                                                            ----------   ----------    ----------
                                        Total Consumer Durables & Apparel                   $       --   $  334,561    $  334,561
                                                                                            ----------   ----------    ----------
                                        Consumer Services                         0.2%
                                        Restaurants                               0.2%
       --  700,000    700,000           McDonalds Corp., 5.75%, 3/1/12                      $       --   $  728,466    $  728,466
                                                                                            ----------   ----------    ----------
                                        Total Consumer Services                             $       --   $  728,466    $  728,466
                                                                                            ----------   ----------    ----------
                                        Media                                     0.5%
                                        Broadcasting & Cable TV                   0.2%
       --  125,000    125,000           British Sky Broadcasting, 6.1%, 2/15/18             $       --   $  121,650    $  121,650
       --   80,000     80,000           Comcast Corp., 5.3%, 1/15/14                                --       77,346        77,346
       --  400,000    400,000           Cox Communications, 7.125%, 10/1/12                         --      418,232       418,232
                                                                                            $       --   $  617,228    $  617,228
                                        Media                                     0.2%
       --  500,000    500,000           Comcast Cable Corp., 6.75%, 1/30/11                 $       --   $  517,228    $  517,228
                                        Publishing                                0.2%
       --  512,000    512,000           News America, Inc., 7.3%, 4/30/28                   $       --   $  520,377    $  520,377
                                                                                            ----------   ----------    ----------
                                        Total Media                                         $       --   $1,654,833    $1,654,833
                                                                                            ----------   ----------    ----------
                                        Retailing                                 0.6%
                                        General Merchandise Stores                0.2%
       --  500,000    500,000           Target Corp., 5.875%, 3/1/12                        $       --   $  517,429    $  517,429
                                        Specialty Stores                          0.4%
       --  435,000    435,000           Tanger Factory Outlet Centers, Inc.,
                                        6.15%, 11/15/15
                                                                                            $       --   $  405,262    $  405,262
1,000,000       --  1,000,000           The Home Depot, Inc., 5.200%, 3/1/2011                 991,095           --       991,095
                                                                                            ----------   ----------    ----------
                                                                                            $  991,095   $  405,262    $1,396,357
                                                                                            ----------   ----------    ----------
                                        Total Retailing                                     $  991,095   $  922,691    $1,913,786
                                                                                            ----------   ----------    ----------

                                                                                            Regions
Regions                                                                                     Morgan                     Pioneer
Morgan               Pioneer                                                                Keegan       Pioneer       Classic
Keegan    Pioneer    Classic                                                                Select       Classic       Balanced
Select    Classic    Balanced                                                  % of         Balanced     Balanced      Fund
Balanced  Balanced   Fund                                                      Pro Forma    Fund         Fund          Combined
Fund      Fund       Combined  Floating                                        Combined     Market       Market        Market
Shares    Shares     Shares    Rate (b)                                        Net Assets   Value        Value         Value
------    --------   --------  --------                                        ----------   ----------   ----------    ----------
                                        Food, Beverage & Tobacco                  0.5%
                                        Agricultural Products                     0.1%
       --  250,000    250,000           Cargill, Inc. 5.2%, 1/22/13                         $       --   $  247,353    $  247,353
                                                                                            ----------   ----------    ----------
                                        Brewers                                   0.0%
       --   35,000     35,000           Miller Brewing Co., 5.5%, 8/15/13                   $       --   $   35,056    $   35,056
                                                                                            ----------   ----------    ----------
                                        Food Distributors                         0.3%
1,000,000       --  1,000,000           Kraft Foods, Inc., 4.125%, 11/12/2009               $  996,495   $       --    $  996,495
                                                                                            ----------   ----------    ----------
                                        Soft Drinks                               0.1%
       --   35,000     35,000           Bottling Group LLC, 5.0%, 11/15/13                  $       --   $   35,341    $   35,341
       --  350,000    350,000           PepsiCo 4.65%, 2/15/13                                      --      355,415       355,415
                                                                                            ----------   ----------    ----------
                                                                                            $       --   $  390,756    $  390,756
                                                                                            ----------   ----------    ----------
                                        Total Food, Beverage & Tobacco                      $  996,495   $  673,165    $1,669,660
                                                                                            ----------   ----------    ----------
                                        Household & Personal Products             0.3%
                                        Household Products                        0.3%
1,000,000       --  1,000,000           The Procter & Gamble Co., 6.875% 9/15/2009          $1,039,733   $       --    $1,039,733
                                                                                            ----------   ----------    ----------
                                        Total Household & Personal Products                 $1,039,733   $       --    $1,039,733
                                                                                            ----------   ----------    ----------
                                        Health Care Equipment & Services          0.1%
                                        Managed Health Care                       0.1%
       --  250,000    250,000           United Health Group, 4.875%, 2/15/13                $       --   $  242,156    $  242,156
                                                                                            ----------   ----------    ----------
                                        Total Health Care Equipment & Services              $       --   $  242,156    $  242,156
                                                                                            ----------   ----------    ----------
                                        Pharmaceuticals & Biotechnology           0.8%
                                        Biotechnology                             0.1%
       --  450,000    450,000           Biogen IDEC, 6.0%, 3/1/13                           $       --   $  446,968    $  446,968
                                                                                            ----------   ----------    ----------
                                        Pharmaceuticals                           0.6%
1,000,000       --  1,000,000           Abbott Laboratories, Note, 3.500%,                  $1,001,207   $       --    $1,001,207
                                        2/17/2009
1,000,000       --  1,000,000           Johnson & Johnson, 5.150% 8/15/2012                  1,045,406           --     1,045,406
                                                                                            ----------   ----------    ----------
                                                                                            $2,046,613   $       --    $2,046,613
                                                                                            ----------   ----------    ----------
                                        Total Pharmaceuticals & Biotechnology               $2,046,613   $  446,968    $2,493,581
                                                                                            ----------   ----------    ----------
                                        Banks                                     1.0%
                                        Diversified Banks                         0.5%
       --  250,000    250,000           Kazkommerts International BV, 8.0%,                 $       --   $  191,250    $  191,250
                                        11/3/15
       --  120,000    120,000           Korea Development Bank, 5.3%, 1/17/13                       --      118,721       118,721
       --  400,000    400,000           TNK-BP Finance SA, 7.5%, 3/13/13                            --      387,000       387,000
1,000,000       --  1,000,000           Wells Fargo & Co., 5.125%, 9/1/2012                    993,429           --       993,429
                                                                                            ----------   ----------    ----------
                                                                                            $  993,429   $  696,971    $1,690,400
                                                                                            ----------   ----------    ----------
                                        Regional Banks                            0.4%
       --  705,000    705,000           Barclays Plc, 6.05%, 12/4/17                        $       --   $  679,308    $  679,308
       --  500,000    500,000           Branch Banking & Trust Co., 4.875%,                         --      467,849       467,849
                                        1/15/13
       --   50,000     50,000           Keycorp, 6.5%, 5/14/13                                      --       41,765        41,765
                                                                                            ----------   ----------    ----------
                                                                                            $       --   $1,188,922    $1,188,922
                                                                                            ----------   ----------    ----------
                                        Thrifts & Mortgage Finance                0.1%
       --  450,000    450,000           Sovereign Bancorp, 8.75%, 5/30/18                   $       --   $  392,155    $  392,155
                                                                                            ----------   ----------    ----------
                                        Total Banks                                         $  993,429   $2,278,048    $3,271,477
                                                                                            ----------   ----------    ----------

                                                                                            Regions
Regions                                                                                     Morgan                     Pioneer
Morgan               Pioneer                                                                Keegan       Pioneer       Classic
Keegan    Pioneer    Classic                                                                Select       Classic       Balanced
Select    Classic    Balanced                                                  % of         Balanced     Balanced      Fund
Balanced  Balanced   Fund                                                      Pro Forma    Fund         Fund          Combined
Fund      Fund       Combined  Floating                                        Combined     Market       Market        Market
Shares    Shares     Shares    Rate (b)                                        Net Assets   Value        Value         Value
------    --------   --------  --------                                        ----------   ----------   ----------    -----------
                                        Diversified Financials                     3.4%
                                        Asset Management & Custody Banks           0.1%
       --   90,000     90,000           Eaton Vance Corp., 6.5%, 10/2/17                    $       --   $   90,521    $    90,521
       --  200,000    200,000           Mellon Funding Corp., 5.5%, 11/15/18                        --      182,492        182,492
                                                                                            ----------   ----------    -----------
                                                                                            $       --   $  273,013    $   273,013
                                                                                            ----------   ----------    -----------
                                        Consumer Finance                           0.1%
       --  250,000    250,000           American Express Bank FSB, 5.5%, 4/16/13            $       --   $  242,085    $   242,085
       --  265,000    265,000    4.00   SLM Corp., Floating Rate Note, 7/25/14                      --      183,059        183,059
                                                                                            ----------   ----------    -----------
                                                                                            $       --   $  425,144    $   425,144
                                                                                            ----------   ----------    -----------
                                        Investment Banking & Brokerage             0.5%
  500,000       --    500,000           Goldman Sachs Group, Inc., 4.500%,                  $  500,958   $       --    $   500,958
                                        6/15/2010
       --  200,000    200,000           Merrill Lynch & Co. 5.45%, 2/5/13                           --      185,528        185,528
1,000,000       --  1,000,000           Morgan Stanley, 5.050% 1/21/2011                       987,425           --        987,425
                                                                                            ----------   ----------    -----------
                                                                                            $1,488,383   $  185,528    $ 1,673,911
                                                                                            ----------   ----------    -----------
                                        Diversified Financial Services             2.1%
       --  300,000    300,000           Brascan Corp., 5.75%, 3/1/10                        $       --   $  295,883    $   295,883
1,000,000       --  1,000,000           Caterpillar Financial Services, 3.700%,              1,000,231           --      1,000,231
                                        8/15/2008
1,000,000       --  1,000,000           Caterpillar Financial Services, 4.500%               1,008,799           --      1,008,799
                                        6/15/2009
1,000,000       --  1,000,000           Citigroup Inc, 4.625%, 8/3/2010                        991,633           --        991,633
1,000,000       --  1,000,000           General Electric Co., 4.875%, 10/21/2010             1,021,730           --      1,021,730
1,000,000       --  1,000,000           General Electric Co., 5.500%, 11/15/2011             1,003,280           --      1,003,280
500,000         --    500,000           IBM Intl Group, 5.050%, 10/22/2012                     511,764           --        511,764
1,000,000       --  1,000,000           John Deere Capital Corp., 4.875%, 3/16/2009          1,010,498           --      1,010,498
       --  235,000    235,000           WEA Finance LLC, 7.125%, 4/15/18                            --      238,995        238,995
                                                                                            ----------   ----------    -----------
                                                                                            $6,547,935   $  534,878    $ 7,082,813
                                                                                            ----------   ----------    -----------
                                        Specialized Finance                        0.6%
       --  250,000    250,000           CIT Group Inc., 7.625%, 11/30/12                    $       --   $  212,321    $   212,321
       --  500,000    500,000    2.95   Citigroup Inc., Floating Rate Note, 1/30/09                 --      478,258        478,258
       --  247,899    247,899           Coso Geothermal Power, 7.0%, 7/15/26                        --      241,392        241,392
1,000,000       --  1,000,000           International Lease Finance, 5.450%,                   923,651           --        923,651
                                        3/24/2011
       --  100,000    100,000           Private Export Funding, 4.55%, 5/15/15                      --      100,182        100,182
                                                                                            ----------   ----------    -----------
                                                                                            $  923,651   $1,032,153    $ 1,955,804
                                                                                            ----------   ----------    -----------
                                        Total Diversified Financials                        $8,959,969   $2,450,716    $11,410,685
                                                                                            ----------   ----------    -----------
                                        Insurance                                  0.9%
                                        Life & Health Insurance                    0.1%
       --  275,000    275,000           Prudential Financial, 5.15%, 1/15/13                $       --   $  268,422    $   268,422
                                                                                            ----------   ----------    -----------
                                        Multi-Line Insurance                       0.5%
       --  100,000    100,000           AFC Capital Trust I, 8.207%, 2/3/27                 $       --   $   82,490    $    82,490
       --  375,000    375,000           American General Finance, 6.9%, 12/15/17                    --      300,817        300,817
       --  100,000    100,000           Hanover Insurance Group, 7.625%, 10/15/25                   --       85,696         85,696
       --  200,000    200,000           International Lease, 6.375%, 3/25/13                        --      177,520        177,520
       --  480,000    480,000    7.00   Liberty Mutual Group, 7.0%, 3/15/37                         --      390,091        390,091
       --  200,000    200,000           Loew Corp., 5.25%, 3/15/16                                  --      189,468        189,468
  500,000       --    500,000           MetLife Inc, 5.375% 12/15/2012                         493,150           --        493,150
                                                                                            ----------   ----------    -----------
                                                                                            $  493,150   $1,226,082    $ 1,719,232
                                                                                            ----------   ----------    -----------

                                                                                            Regions
Regions                                                                                     Morgan                     Pioneer
Morgan               Pioneer                                                                Keegan       Pioneer       Classic
Keegan    Pioneer    Classic                                                                Select       Classic       Balanced
Select    Classic    Balanced                                                  % of         Balanced     Balanced      Fund
Balanced  Balanced   Fund                                                      Pro Forma    Fund         Fund          Combined
Fund      Fund       Combined  Floating                                        Combined     Market       Market        Market
Shares    Shares     Shares    Rate (b)                                        Net Assets   Value        Value         Value
------    --------   --------  --------                                        ----------   ----------   ----------    ----------
                                        Property & Casualty Insurance           0.3%
       --  125,000    125,000           Berkshire Hathway, Inc., 5.0%, 8/15/13              $       --   $  124,825    $  124,825
       --  280,000    280,000           Kingsway America, Inc., 7.5%, 2/1/14                        --      234,500       234,500
       --   60,000     60,000   14.00   MBIA, Inc., Floating Rate Note, 1/15/33                     --       33,000        33,000
       --  500,000    500,000           Ohio Casualty Corp., 7.3%, 6/15/14                          --      503,658       503,658
                                                                                            ----------   ----------    ----------
                                                                                            $       --   $  895,983    $  895,983
                                                                                            ----------   ----------    ----------
                                        Reinsurance                             0.0%
       --  100,000    100,000           Platinum Underwriters HD, 7.5%, 6/1/17              $       --   $   93,980    $   93,980
                                                                                            ----------   ----------    ----------
                                        Total Insurance                                     $  493,150   $2,484,467    $2,977,617
                                                                                            ----------   ----------    ----------
                                        Real Estate                             0.4%
                                        Real Estate Investment Trusts           0.4%
       --  400,000    400,000           Colonial Reality LP, 6.15%, 4/15/13                 $       --   $  371,881    $  371,881
       --  700,000    700,000           Health Care REIT, Inc., 6.2%, 6/1/16                        --      642,926       642,926
       --  250,000    250,000           Trustreet Properties, Inc., 7.5%, 4/1/15                    --      267,460       267,460
                                                                                            ----------   ----------    ----------
                                                                                            $       --   $1,282,267    $1,282,267
                                                                                            ----------   ----------    ----------
                                        Total Real Estate                                   $       --   $1,282,267    $1,282,267
                                                                                            ----------   ----------    ----------
                                        Software & Services                     0.3%
                                        Data Processing & Outsourced Services   0.1%
       --  500,000    500,000           First Data Corp., 9.875%, 9/24/15                   $       --   $  442,500    $  442,500
                                                                                            ----------   ----------    ----------
                                        Systems Software                        0.2%
  500,000       --    500,000           Oracle Corp., 5.000% 1/15/2011                      $  510,791   $       --    $  510,791
                                                                                            ----------   ----------    ----------
                                        Total Software & Services                           $  510,791   $  442,500    $  953,291
                                                                                            ----------   ----------    ----------
                                        Semiconductors                          0.1%
                                        Semiconductor Equipment                 0.1%
       --  185,000    185,000           Klac Instruments Corp., 6.9%, 5/1/18                $       --   $  180,756    $  180,756
                                                                                            ----------   ----------    ----------
                                        Total Semiconductors                                $       --   $  180,756    $  180,756
                                                                                            ----------   ----------    ----------
                                        Telecommunication Services              1.2%
                                        Integrated Telecommunication Services   1.2%
  500,000       --    500,000           AT&T Inc, 5.100% 9/15/2014                          $  490,190   $       --    $  490,190
  500,000       --    500,000           AT&T Inc, 5.300% 11/15/2010                            512,999           --       512,999
1,000,000       --  1,000,000           AT&T Inc, 5.875%, 8/15/2012                          1,029,968           --     1,029,968
       --  500,000    500,000           Intelsat Sub Holdings, 8.5%, 1/15/13                        --      495,000       495,000
1,000,000       --  1,000,000           New York Telephone Co, 6.125% 1/15/2010              1,022,870           --     1,022,870
       --  250,000    250,000           Telecom Italia Capital, 4.875%, 10/1/10                     --      248,146       248,146
       --  300,000    300,000           Telecom Italia Capital, 5.25%, 11/15/13                     --      283,145       283,145
                                                                                            ----------   ----------    ----------
                                                                                            $3,056,027   $1,026,291    $4,082,318
                                                                                            ----------   ----------    ----------
                                        Total Telecommunication Services                    $3,056,027   $1,026,291    $4,082,318
                                                                                            ----------   ----------    ----------
                                        Utilities                               1.4%
                                        Electric Utilities                      1.0%
       --  225,000    225,000           Commonwealth Edison, 6.15%, 9/15/17                 $       --   $  224,501    $  224,501
1,000,000       --  1,000,000           Cons Edison NY, 3.850%, 6/15/2013                      948,670           --       948,670
  500,000       --    500,000           Detroit Edison Co., 6.125%, 10/1/2010                  517,621           --       517,621
1,000,000       --  1,000,000           Duke Energy, 4.200%, 10/1/2008                       1,001,020           --     1,001,020
       --  225,000    225,000           Entergy Gulf States, 5.7%, 6/1/15                           --      215,551       215,551
       --  200,000    200,000           Israel Electric Corp., Ltd., 7.25%,                         --      198,102       198,102
                                        1/15/19
       --  125,000    125,000           Nevada Power Co., 6.5%, 8/1/18                              --      126,563       126,563
       --  250,000    250,000           West Penn Power Co., 5.95%, 12/15/17                        --      247,666       247,666
                                                                                            ----------   ----------    ----------
                                                                                            $2,467,311   $1,012,383    $3,479,694
                                                                                            ----------   ----------    ----------

                                                                                            Regions
Regions                                                                                     Morgan                     Pioneer
Morgan               Pioneer                                                                Keegan        Pioneer      Classic
Keegan    Pioneer    Classic                                                                Select        Classic      Balanced
Select    Classic    Balanced                                                  % of         Balanced      Balanced     Fund
Balanced  Balanced   Fund                                                      Pro Forma    Fund          Fund         Combined
Fund      Fund       Combined  Floating                                        Combined     Market        Market       Market
Shares    Shares     Shares    Rate (b)                                        Net Assets   Value         Value        Value
------    --------   --------  --------                                        ----------   -----------   -----------  -----------
                                        Gas Utilities                              0.1%
       --   250,000    250,000          Questar Pipeline Co., 5.83%, 2/1/18                 $        --   $   249,088  $   249,088
                                                                                            -----------   -----------  -----------
                                        Multi-Utilities                            0.2%
       --   300,000    300,000          NSG Holdings LLC, 7.75%, 12/15/25                   $        --   $   294,000  $   294,000
       --   410,000    410,000          NY State Gas and Electric, 6.15%, 12/15/17                   --       406,203      406,203
       --   100,000    100,000          Public Service of New Mexico, 7.95%,                         --       101,460      101,460
                                        5/15/18                                             -----------   -----------  -----------
                                                                                            $        --   $   801,663  $   801,663
                                                                                            -----------   -----------  -----------
                                        Total Utilities                                     $ 2,467,311   $ 2,063,134  $ 4,530,445
                                                                                            -----------   -----------  -----------
                                        TOTAL CORPORATE BONDS                               $23,081,114   $23,084,360  $46,165,474
                                                                                            -----------   -----------  -----------
                                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS    18.8%
                                        Government                                18.8%
       --   100,000    100,000          Fannie Mae, 5.24%, 8/7/18                           $        --   $   101,429  $   101,429
       --   250,000    250,000          Federal Farm Credit Bank 4.875%, 1/17/17                     --       255,427      255,427
  500,000        --    500,000          Federal Home Loan Bank 3.625%, 5/29/13                  490,923            --      490,923
1,000,000        --  1,000,000          Federal Home Loan Bank 6.210%, 6/2/09                 1,027,165            --    1,027,165
1,000,000        --  1,000,000          Federal Home Loan Bank 4.375%, 10/22/10               1,022,926            --    1,022,926
1,000,000        --  1,000,000          Federal Home Loan Bank 4.750%, 1/19/16                1,019,860            --    1,019,860
2,000,000        --  2,000,000          Federal Home Loan Bank 5.450%, 9/2/11                 2,004,356            --    2,004,356
       --   589,504    589,504          Federal Home Loan Mortgage Corp., 4.5%,                      --       569,493      569,493
                                        12/1/20
       -- 1,092,920  1,092,920          Federal Home Loan Mortgage Corp., 5.0%,
                                        4/1/34-11/1/34                                               --     1,043,067    1,043,067
       -- 2,387,623  2,387,623          Federal Home Loan Mortgage Corp., 5.5%,
                                        10/1/16-12/1/35                                              --     2,367,142    2,367,142
       -- 1,099,017  1,099,017          Federal Home Loan Mortgage Corp.., 6.0%,
                                        1/1/33-5/1/36                                                --     1,109,952    1,109,952
       --   356,751    356,751          Federal Home Loan Mortgage Corp., 6.5%,
                                        5/1/09-11/1/33                                               --       369,166      369,166
       --   168,583    168,583          Federal Home Loan Mortgage Corp., 7.0%,                      --       173,961      173,961
                                        10/1/46
       --   422,502    422,502   5.05   Federal Home Loan Mortgage Corp., Floating
                                        Rate Note, 11/1/35                                           --       427,945      427,945
1,500,000        --  1,500,000          Federal National Mortgage Association,
                                        4.25%, 8/15/10                                        1,530,978            --    1,530,978
1,000,000        --  1,000,000          Federal National Mortgage Association,
                                        4.625%, 10/15/13                                      1,026,146            --    1,026,146
       --   941,544    941,544          Federal National Mortgage Association,
                                        4.5%, 11/1/20-4/1/38                                         --       885,327      885,327
       --    93,770     93,770          Federal National Mortgage Association,
                                        4.78%, 12/1/12                                               --        93,595       93,595
       --   630,994    630,994          Federal National Mortgage Association,
                                        4.905%, 12/1/36                                              --       636,720      636,720
1,000,000 2,535,403  3,535,403          Federal National Mortgage Association,
                                        5.0%, 10/15/11-6/1/34                                 1,040,960     2,489,882    3,530,842
       -- 8,565,465  8,565,465          Federal National Mortgage Association,
                                        5.5%, 8/1/14-12/1/37                                         --     8,505,421    8,505,421
1,000,000        --  1,000,000          Federal National Mortgage Association,
                                        5.625%, 8/22/11                                       1,001,543            --    1,001,543
       -- 4,372,534  4,372,534          Federal National Mortgage Association,
                                        6.0%, 1/1/29-12/1/37                                         --     4,402,773    4,402,773
       --   541,168    541,168          Federal National Mortgage Association,
                                        6.5%, 12/1/21-10/1/32                                        --       561,321      561,321

                                                                                              Regions
Regions                                                                                       Morgan                     Pioneer
Morgan               Pioneer                                                                  Keegan       Pioneer       Classic
Keegan    Pioneer    Classic                                                                  Select       Classic       Balanced
Select    Classic    Balanced                                                    % of         Balanced     Balanced      Fund
Balanced  Balanced   Fund                                                        Pro Forma    Fund         Fund          Combined
Fund      Fund       Combined  Floating                                          Combined     Market       Market        Market
Shares    Shares     Shares    Rate (b)                                          Net Assets   Value        Value         Value
------    --------   --------  --------                                          ----------   ----------   ----------    ----------
                                       Government (continued)
       --    659,579    659,579        Federal National Mortgage Association,
                                       7.0%, 10/1/19-1/1/36                                   $        --  $   692,935  $   692,935
       --     38,990     38,990        Federal National Mortgage Association,
                                       8.0%, 4/1/20-5/1/31                                             --       42,237       42,237
       --    233,081    233,081        Government National Mortgage Association,
                                       4.5%, 1/15/35-4/15/35                                           --      216,158      216,158
4,706,292         --  4,706,292        Government National Mortgage Association,
                                       5.0 %, 2/15/18-8/15/19                                   4,704,235           --    4,704,235
       --  1,086,576  1,086,576        Government National Mortgage Association,
                                       5.5%, 8/15/19-12/15/34                                          --    1,086,118    1,086,118
       --  1,007,313  1,007,313        Government National Mortgage Association,
                                       6.0%, 8/15/13-9/15/34                                           --    1,023,295    1,023,295
       --  1,338,123  1,338,123        Government National Mortgage Association,
                                       6.5%, 10/15/28-5/15/33                                          --    1,385,804    1,385,804
       --      8,662      8,662        Government National Mortgage Association,
                                       7.0%, 4/15/28-8/15/28                                           --        9,258        9,258
       --     15,313     15,313        Government National Mortgage Association,
                                       7.5%, 9/20/29-1/15/30                                           --       16,412       16,412
       --      2,188      2,188        Government National Mortgage Association,
                                       7.75%, 11/15/29                                                 --        2,375        2,375
       --     14,307     14,307        Government National Mortgage Association,
                                       8.0%, 2/15/30                                                   --       15,647       15,647
       --    256,325    256,325        Government National Mortgage Association II,
                                       5.5%, 2/20/34                                                   --      253,905      253,905
       --    292,166    292,166        Government National Mortgage Association II,
                                       6.0%, 10/20/33                                                  --      296,451      296,451
       --    396,968    396,968        Government National Mortgage Association II,
                                       6.49%, 8/20/36                                                  --      408,752      408,752
       --    200,000    200,000        U.S. Treasury Inflation Protected Security,
                                       0.0%, 11/15/15                                                  --      151,250      151,250
       --     80,000     80,000        U.S. Treasury Bonds, 3.875%, 5/15/18                            --       79,312       79,312
       --    320,000    320,000        U.S. Treasury Bonds, 5.25%, 11/15/28                            --      344,250      344,250
       --    100,000    100,000        U.S. Treasury Bonds, 7.125%, 2/15/23                            --      127,523      127,523
       --    100,000    100,000        U.S. Treasury Notes, 4.25%, 11/15/14                            --      104,742      104,742
1,000,000         --  1,000,000        U.S. Treasury Notes, 3.5%, 12/15/09                      1,016,562           --    1,016,562
1,000,000         --  1,000,000        U.S. Treasury Notes, 4.375%, 8/15/2012                   1,050,625           --    1,050,625
2,000,000         --  2,000,000        U.S. Treasury Notes, 4.750%, 5/15/2014                   2,148,124           --    2,148,124
6,000,000         --  6,000,000        U.S. Treasury Notes, 4.500%,                             6,335,157           --    6,335,157
                                       11/30/11-2/15/16
4,000,000         --  4,000,000        U.S. Treasury Notes, 4.875%, 8/15/2016                   4,300,312           --    4,300,312
2,000,000         --  2,000,000        U.S. Treasury Notes, 4.625%, 2/15/2017                   2,107,656           --    2,107,656
       --    110,000    110,000        U.S. Treasury Notes, 5.375%, 2/15/31                            --      120,871      120,871
       --    345,000    345,000        U.S. Treasury Notes, 5.5%, 8/15/28                              --      382,088      382,088
                                                                                              -----------  -----------  -----------
                                                                                              $31,827,528  $30,752,004  $62,579,532
                                                                                              -----------  -----------  -----------
                                       TOTAL U.S. GOVERNMENT AND
                                       AGENCY OBLIGATIONS                                     $31,827,528  $30,752,004  $62,579,532
                                                                                              -----------  -----------  -----------
                                       EXCHANGE TRADED FUNDS                       1.1%
   12,000         --     12,000        iShares MSCI EAFE Index                                $   796,680  $        --  $   796,680
  160,000         --    160,000        iShares Silver Trust                                     2,804,800           --    2,804,800
                                                                                              -----------  -----------  -----------
                                       TOTAL EXCHANGE TRADED FUNDS                            $ 3,601,480  $        --  $ 3,601,480
                                                                                              -----------  -----------  -----------

                                                                                               Regions
Regions                                                                                        Morgan                    Pioneer
Morgan               Pioneer                                                                   Keegan      Pioneer       Classic
Keegan    Pioneer    Classic                                                                   Select      Classic       Balanced
Select    Classic    Balanced                                                     % of         Balanced    Balanced      Fund
Balanced  Balanced   Fund                                                         Pro Forma    Fund        Fund          Combined
Fund      Fund       Combined  Floating                                           Combined     Market      Market        Market
Shares    Shares     Shares    Rate (b)                                           Net Assets   Value       Value         Value
------    --------   --------  --------                                           ----------   ---------   ----------    ----------
                                        TEMPORARY CASH INVESTMENTS                  19.8%
                                        Securities Lending Collateral               16.1%
                                        Certificates of Deposit:                     1.7%
     --    230,332    230,332           American Express, 2.72%, 8/8/08                        $     --     $  230,332   $  230,332
     --    172,404    172,404           Bank of America, 2.88%, 8/11/08                              --        172,404      172,404
     --    344,809    344,809           CBA, 3.02%, 7/16/09                                          --        344,809      344,809
     --    172,404    172,404           Citibank, 2.85%, 7/29/08                                     --        172,404      172,404
     --     62,077     62,077           Banco Santander NY, 2.80%, 10/7/08                           --         62,077       62,077
     --    172,547    172,547           Banco Santander NY, 3.09%, 12/22/08                          --        172,547      172,547
998,893        --     998,893           Bank of Ireland, 2.46%, 2/12/09                         998,893             --      998,893
     --    172,352    172,352           Bank of Nova Scotia, 3.18%, 5/05/09                          --        172,352      172,352
     --     86,202     86,202           Bank of Scotland NY, 2.72%, 8/15/08                          --         86,202       86,202
     --     62,013     62,013           Bank of Scotland NY, 2.89%, 11/4/08                          --         62,013       62,013
     --     86,166     86,166           Bank of Scotland NY, 3.03%, 9/26/08                          --         86,166       86,166
     --    310,328    310,328           Barclays Bank, 3.18%, 5/27/09                                --        310,328      310,328
     --    258,607    258,607           Bank Bovespa NY, 2.705%, 8/8/08                              --        258,607      258,607
     --    103,443    103,443           Calyon NY, 2.85%, 8/25/08                                    --        103,443      103,443
     --    144,820    144,820           Calyon NY, 2.64%, 9/29/08                                    --        144,820      144,820
     --     54,704     54,704           Calyon NY, 2.69%, 01/16/09                                   --         54,704       54,704
     --     68,962     68,962           Deutsche Bank Financial, 2.72%, 8/4/08                       --         68,962       68,962
     --    127,809    127,809           Dexia Bank NY, 3.37%, 09/29/08                               --        127,809      127,809
     --    310,328    310,328           DNB NOR Bank ASA NY, 2.90%, 6/8/09                           --        310,328      310,328
     --     14,815     14,815           Fortis, 3.11%, 09/30/08                                      --         14,815       14,815
     --    315,845    315,845           Intesa SanPaolo S.p.A., 2.72%, 5/22/09                       --        315,845      315,845
     --     86,202     86,202           Lloyds Bank, 2.61%, 8/18/08                                  --         86,202       86,202
     --    117,235    117,235           Natixis, 2.83%, 8/4/08                                       --        117,235      117,235
     --    172,404    172,404           NORDEA NY, 2.81%, 8/29/08                                    --        172,404      172,404
     --     19,929     19,929           NORDEA NY, 2.72%, 4/9/09                                     --         19,929       19,929
     --     16,528     16,528           NORDEA NY, 2.73%, 12/01/08                                   --         16,528       16,528
     --     27,582     27,582           Rabobank Nederland NY, 2.37%, 8/29/08                        --         27,582       27,582
     --    172,406    172,406           Royal Bank of Canada NY, 2.6%, 9/5/08                        --        172,406      172,406
     --    103,443    103,443           Bank of Scotland NY, 2.7%, 8/1/08                            --        103,443      103,443
     --    103,497    103,497           Bank of Scotland NY, 2.96%, 11/3/08                          --        103,497      103,497
     --     19,989     19,989           Skandinavian Enskilda Bank NY, 3.18%,                        --         19,989       19,989
                                        09/22/08
            34,408     34,408           Skandinavian Enskilda Bank NY, 3.06%                         --         34,408       34,408
                                        02/13/09
     --    310,328    310,328           Svenska Bank NY, 2.70%, 7/08/09                              --        310,328      310,328
     --    217,230    217,230           Toronto Dominion Bank NY, 2.77%, 9/5/08                      --        217,230      217,230
     --    103,443    103,443           Toronto Dominion Bank NY, 2.75%, 11/5/08                     --        103,443      103,443
     --     34,425     34,425           Wachovia, 3.62%,10/28/08                                     --         34,425       34,425
                                                                                               --------     ----------   ----------
                                                                                               $998,893     $4,810,020   $5,808,913
                                                                                               --------     ----------   ----------
                                        Commercial Paper:                            0.9%
     --     53,108     53,108           Bank of America, 2.70%, 8/26/08                        $     --     $   53,108   $   53,108
     --     68,912     68,912           Bank of America, 2.60%, 8/11/08                              --         68,912       68,912
     --    171,274    171,274           Citigroup, 2.83%, 10/24/08                                   --        171,274      171,274
     --    171,673    171,673           HSBC Securities, Inc., 2.88%, 9/29/08                        --        171,673      171,673
     --    338,602    338,602           Honda Finance Corp., 2.92%, 7/14/09                          --        338,602      338,602
     --    137,804    137,804           ING Funding, 2.70%, 8/13/08                                  --        137,804      137,804
     --    309,666    309,666           Macquarie bank, 2.75%, 8/29/08                               --        309,666      309,666
     --     42,584     42,584           PARFIN, 3.18%, 8/1/08                                        --         42,584       42,584
     --    274,558    274,558           Rabobank, 2.68%, 10/3/08                                     --        274,558      274,558
     --     68,503     68,503           Royal Bank of Scotland, 2.66%, 10/21/08                      --         68,503       68,503

                                                                                           Regions
Regions                                                                                    Morgan                      Pioneer
Morgan                 Pioneer                                                             Keegan        Pioneer       Classic
Keegan      Pioneer    Classic                                                             Select        Classic       Balanced
Select      Classic    Balanced                                                 % of       Balanced      Balanced      Fund
Balanced    Balanced   Fund                                                     Pro Forma  Fund          Fund          Combined
Fund        Fund       Combined  Floating                                       Combined   Market        Market        Market
Shares      Shares     Shares    Rate (b)                                       Net Assets Value         Value         Value
------      --------   --------  --------                                       ---------- ------------- ----------    ----------
                                        Commercial Paper (continued):
        --    68,939     68,939         Societe Generale, 3.18%, 8/5/08                    $         --  $     68,939  $     68,939
        --   137,713    137,713         Societe Generale, 3.18%, 8/22/08                             --       137,713       137,713
        --    68,912     68,912         SVSS NY, 3.18%, 8/11/08                                      --        68,912        68,912
        --    32,810     32,810         Bank Bovespa NY, 2.79%, 3/12/09                              --        32,810        32,810
        --   155,135    155,135         General Electric Capital Corp., 2.77%,                       --       155,135       155,135
                                      1/5/09
        --   172,349    172,349         General Electric Capital Corp., 2.82%,                       --       172,349       172,349
                                      3/16/09
        --    63,761     63,761         IBM, 3.18%, 2/13/09                                          --        63,761        63,761
        --   172,404    172,404         IBM, 3.18%, 6/26/09                                          --       172,404       172,404
        --   310,328    310,328         Met Life Global Funding, 3.16%, 6/12/09                      --       310,328       310,328
        --   293,088    293,088         WestPac, 3.18%, 6/1/09                                       --       293,088       293,088
                                                                                           ------------  ------------  ------------
                                                                                           $         --  $  3,112,123  $  3,112,123
                                                                                           ------------  ------------  ------------
                                        Mutual Funds:                             12.5%
        --   517,213    517,213         AIM Short Term Investment Trust, 2.47%             $         --  $    517,213  $    517,213
        --   517,213    517,213         BlackRock Liquidity Money Market Fund,                       --       517,213       517,213
                                        3.18%
                                                                                           ------------  ------------  ------------
40,080,513        -- 40,080,513         Bank of New York Institutional Cash                  40,080,513            --    40,080,513
                                                                                           ------------  ------------  ------------
                                        Reserves Fund
        --   517,213    517,213         Dreyfus Preferred Money Market Fund,
                                        3.18%                                                        --       517,213       517,213
                                                                                           $ 40,080,513  $  1,551,640  $ 41,632,153
                                        Tri-party Repurchase Agreements:           0.9%
        --     8,117      8,117         Barclays Capital Markets, 2.15% 8/1/08             $         --  $      8,117  $      8,117
        --   577,193    577,193         Deutsche Bank, 2.18% 8/1/08                                  --       577,193       577,193
        -- 2,413,663  2,413,663         Lehman Brothers, 2.13% 8/1/08                                --     2,413,663     2,413,663
                                                                                           ------------  ------------  ------------
                                                                                           $         --  $  2,998,973  $  2,998,973
                                                                                           ------------  ------------  ------------
                                        Other:                                     0.0%
        --    68,068     68,068         ABS CFAT 2008-A A1, 3.005%, 4/27/09                $         --  $     68,068  $     68,068
                                                                                           ------------  ------------  ------------
                                                                                           $ 41,079,406  $ 12,540,825  $ 53,620,231
                                                                                           ------------  ------------  ------------
                                        Mutual Funds                               3.7%
 6,201,892        --  6,201,892         Fidelity Institutional Money Market Fund           $  6,201,892  $         --  $  6,201,892
 6,201,892        --  6,201,892         Lehman Brothers Prime Money Market Fund               6,201,892            --     6,201,892
                                                                                           ------------  ------------  ------------
                                                                                           $ 12,403,784  $         --  $ 12,403,784
                                                                                           ------------  ------------  ------------
                                        TOTAL TEMPORARY CASH INVESTMENTS                   $ 53,483,190  $12,540,825   $ 66,024,015
                                                                                           ------------  ------------  ------------
                                        TOTAL INVESTMENT IN SECURITIES           115.7%    $210,417,762  $173,880,961  $384,298,723
                                                                                           ------------  ------------  ------------
                                        OTHER ASSETS AND LIABILITIES             (15.7)%   $(40,348,636) $(11,834,808) $(52,183,444)
                                                                                           ------------  ------------  ------------
                                        TOTAL NET ASSETS                         100.0%    $170,069,126  $162,046,153  $332,115,279
                                                                                           ------------  ------------  ------------
                                        TOTAL INVESTMENTS AT COST                          $181,651,154  $177,817,628  $359,468,782
                                                                                           ------------  ------------  ------------
                              (A.D.R.)  American Depositary Receipt

                                   (a)  No adjustments are shown to the unaudited
                                        pro forma combined schedule of investments
                                        due to the fact that upon consummation of
                                        the merger no securities would need to be
                                        sold in order for Pioneer Classic Balanced
                                        Fund to comply with its prospectus
                                        restrictions. The foregoing sentence shall
                                        not restrict in any way the ability of the
                                        investment adviser of the funds from buying
                                        or selling securities in the normal course
                                        of such fund's business and operations.

                                   (b)  Debt obligation originally issued at one
                                        coupon which converts to a higher coupon at
                                        a specified date. The rate shown is the
                                        rate at period end.

Pro Forma Combined Statement of Assets & Liabilities for Regions Morgan Keegan Select Balanced Fund and Pioneer Classic Balanced Fund(a)
As of 07/31/08
(unaudited)

                                                                                                      Pioneer            Pioneer
                                                                  Regions Morgan      Pioneer       Independence       Independence
                                                                   Keegan Select      Classic           Fund               Fund
                                                                     Balanced         Balanced       Pro Forma          Pro Forma
                                                                       Fund             Fund        Adjustments          Combined
                                                                  -------------    -------------    -----------        ------------
ASSETS:
 Investment in securities, at value (Cost $181,651,154 and
  $177,817,628, respectively)                                     $ 210,417,762    $ 173,880,961                       $384,298,723
 Cash                                                                        --          162,778                            162,778
 Foreign currencies, at value (cost $0 and $12,825, respectively)            --           13,637                             13,637
 Receivables -
  Investment securities sold                                                 --          363,295                            363,295
  Fund shares sold                                                           --           13,549                             13,549
  Dividends, interest and foreign taxes withheld                        884,079          792,841                          1,676,920
  Due from Pioneer Investment Management, Inc.                               --           26,719                             26,719
 Other                                                                       --            7,946                              7,946
                                                                  -------------    -------------                       ------------
   Total assets                                                   $ 211,301,841    $ 175,261,726                       $386,563,567
                                                                  -------------    -------------                       ------------
LIABILITIES:
 Payables -
  Investment securities purchased                                 $          --    $     326,234                       $    326,234
  Fund shares repurchased                                                    --          203,103                            203,103
  Dividends                                                                  --            8,335                              8,335
  Upon return of securities loaned                                   41,079,406       12,540,825                         53,620,231
 Due to affiliates                                                      142,402           60,497                            202,899
 Accrued expenses                                                        10,907           76,579                             87,486
                                                                  -------------    -------------                       ------------
   Total liabilities                                              $  41,232,715    $  13,215,573                         54,448,288
                                                                  -------------    -------------                       ------------
NET ASSETS:
 Paid-in capital                                                  $ 140,243,331    $ 176,281,659                       $316,524,990
 Undistributed net investment income                                    437,951          201,870                            639,821
 Accumulated net realized gain (loss) on investments and foreign
  currency transactions                                                 621,236      (10,501,521)                        (9,880,285)
 Net unrealized gain (loss) on investments                           28,766,608       (3,936,667)                        24,829,941
 Net unrealized gain on options and other assets and liabilities
  denominated in foreign currencies                                          --              812                                812
                                                                  -------------    -------------                       ------------
   Total net assets                                               $ 170,069,126    $ 162,046,153                       $332,115,279
                                                                  -------------    -------------                       ------------
NET ASSETS BY CLASS:
 Class A                                                          $  34,860,782    $ 111,667,460                       $146,528,242
                                                                  -------------    -------------                       ------------
 Class B                                                          $          --    $  21,652,120                       $ 21,652,120
                                                                  -------------    -------------                       ------------
 Class C                                                          $   3,758,718    $   9,071,283                       $ 12,830,001
                                                                  -------------    -------------                       ------------
 Class I                                                          $ 131,449,626    $          --    (131,449,626)(a)   $         --
                                                                  -------------    -------------    ------------       ------------
 Class Y                                                          $          --    $  19,655,290     131,449,626(a)    $151,104,916
                                                                  -------------    -------------    ------------       ------------
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
 Class A                                                              2,251,121       12,908,309       1,779,027(a)      16,938,457
                                                                  -------------    -------------    ------------       ------------
 Class B                                                                     --        2,515,167                          2,515,167
                                                                  -------------    -------------    ------------       ------------
 Class C                                                                242,543        1,050,596         192,997(a)       1,486,136
                                                                  -------------    -------------    ------------       ------------
 Class I                                                              8,476,209               --      (8,476,209)(a)             --
                                                                  -------------    -------------    ------------       ------------
 Class Y                                                                     --        2,271,050      15,196,449(a)      17,467,499
                                                                  -------------    -------------    ------------       ------------
NET ASSET VALUE PER SHARE:
 Class A                                                          $       15.49    $        8.65                       $       8.65
                                                                  -------------    -------------                       ------------
 Class B                                                          $          --    $        8.61                       $       8.61
                                                                  -------------    -------------                       ------------
 Class C                                                          $       15.50    $        8.63                       $       8.63
                                                                  -------------    -------------                       ------------
 Class I                                                          $       15.51    $          --                       $         --
                                                                  -------------    -------------                       ------------
 Class Y                                                          $          --    $        8.65                       $       8.65
                                                                  -------------    -------------                       ------------
MAXIMUM OFFERING PRICE:
 Class A                                                          $       16.39    $        9.06                       $       9.06
                                                                  -------------    -------------                       ------------

(a) Class A, C and I shares of Regions Morgan Keegan Select Balanced Fund are exchanged for Class A, C and Y shares of Pioneer Classic Balanced Fund, respectively.

           See accompanying notes to pro forma financial statements.

Pro Forma Statement of Operations
For the Year Ended July 31, 2008
(unaudited)

                                                                                                  Pioneer            Pioneer
                                                         Regions Morgan                      Classic Balanced    Classic Balanced
                                                          Keegan Select        Pioneer             Fund                Fund
                                                            Balanced      Classic Balanced       Pro Forma          Pro Forma
                                                              Fund              Fund            Adjustments          Combined
                                                         --------------   ----------------   ----------------    ----------------
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $6,095 and
  $39,420, respectively)                                  $  1,922,199     $   4,449,427                          $   6,371,626
 Interest                                                    2,390,933         4,508,447                              6,899,380
 Income on securities loaned, net                              160,761            47,790                                208,551
                                                          ------------     -------------                          -------------
   Total investment income                                $  4,473,893     $   9,005,664                          $  13,479,557
                                                          ------------     -------------                          -------------
EXPENSES:
 Management fees                                          $  1,308,260     $   1,335,339       $  (175,607)(b)    $   2,467,992
 Transfer agent fees                                            85,181                             (85,181)(b)               --
 Class A                                                            --           375,947           222,547(b)           598,494
 Class B                                                            --            89,322                                 89,322
 Class C                                                            --            33,535            10,805(b)            44,340
 Class Y                                                            --               886            41,211(b)            42,097
 Shareholder service fees - Class A Shares                     306,280                --          (306,280)(b)               --
 Shareholder service fees - Class C Shares                      11,340                --           (11,340)(b)               --
 Distribution fees
 Class A                                                            --           359,413           305,786(b)           665,199
 Class B                                                            --           265,894                                265,894
 Class C                                                        34,018           109,919            11,292(b)           155,229
 Administrative fees                                           156,992            46,223          (117,785)(b)           85,430
 Custodian fees                                                 37,389            29,038           (17,677)(a)           48,750
 Registration fees                                              20,223            61,418            14,978(c)            96,619
 Professional fees                                                  --            66,421            32,854(c)            99,275
 Accounting fees                                                52,331                --           (52,331)(a)               --
 Legal fees                                                     13,444                --           (13,444)(a)               --
 Audit fees                                                     29,751                --           (29,751)(a)               --
 Printing expense                                               10,170            59,331            20,337(a)            89,838
 Fees and expenses of nonaffiliated trustees                     4,398             3,812              (878)(a)            7,332
 Insurance premiums                                              9,426                --            (9,426)(a)               --
 Miscellaneous                                                   8,873            23,639             3,795(c)            36,307
                                                          ------------     -------------       -----------        -------------
   Total expenses                                         $  2,088,076     $   2,860,137          (156,095)       $   4,792,118
   Less management fees waived and expenses assumed by
    Pioneer Investment Management, Inc.                             --          (211,060)          (35,607)(b)         (246,667)
   Less fees paid indirectly                                        --           (14,495)                               (14,495)
                                                          ------------     -------------       -----------        -------------
   Net expenses                                           $  2,088,076     $   2,634,582       $  (191,702)       $   4,530,956
                                                          ------------     -------------       -----------        -------------
    Net investment income                                 $  2,385,817     $   6,371,082       $   191,702        $   8,948,601
                                                          ------------     -------------       -----------        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                             $  8,195,249     $  (8,183,370)                         $      11,879
  Written options closed/expired                               935,935                --                                935,935
                                                          ------------     -------------                          -------------
                                                          $  9,131,184     $  (8,183,370)                         $     947,814
                                                          ------------     -------------                          -------------
 Change in net unrealized gain or loss from:
  Investments                                             $ (5,794,143)    $ (12,705,418)                         $ (18,499,561)
  Forward foreign currency contracts and other assets
   and liabilities in foreign currencies                            --               812                                    812
                                                          ------------     -------------                          -------------
                                                          $ (5,794,143)    $ (12,704,606)                         $ (18,498,749)
                                                          ------------     -------------                          -------------
  Net gain (loss) on investments, options and foreign
   currency transactions                                  $  3,337,041     $ (20,887,976)                         $ (17,550,935)
                                                          ------------     -------------       -----------        -------------
  Net increase in net assets resulting from operations    $  5,722,858     $ (14,516,894)      $   191,702        $  (8,602,334)
                                                          ------------     -------------       -----------        -------------

(a)  Reflects reduction in expenses due to elimination of duplicate services.
(b) Expenses and expense limitations conformed to Pioneer Classic Balanced Fund's contracts with affiliated parties.
(c) Reflects increase in expenses due to an increase in the combined average net assets.

           See accompanying notes to pro forma financial statements.

Pro Forma Notes to Combined Financial Statements for Regions Morgan Keegan Select Balanced Fund and Pioneer Classic Balanced Fund
As of 07/31/08
(unaudited)

1.   Description of the Fund

     Pioneer Classic Balanced Fund (the "Fund"), is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

     The Fund offers four classes of shares: Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. On December 10, 2006, as planned, Investor Class shares converted to Class A shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

2.   Basis of Combination

     The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed merger of Regions Morgan Keegan Select Balanced Fund (the "RMK Fund") with and into the Fund (the "Merger"), as if such merger had taken place as of August 1, 2007.

     Under the terms of an Agreement and Plan of Merger between these two funds, the combination of the Fund and the RMK Fund will be treated as a tax-free business combination and, accordingly, will be accounted for by a method of accounting for tax-free mergers of investment companies. The Merger will be accomplished by an acquisition of the net assets of the RMK Fund in exchange for shares of the Fund at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and the RMK Fund have been combined as of and for the most recent twelve months ended July 31, 2008. Following the Merger, the Fund will be the accounting survivor. All related merger costs will be borne by Pioneer Investment Management Inc. ("Pioneer"), the investment adviser of the Fund, and Morgan Asset Management, Inc. ("MAM"), the investment adviser to the RMK Fund.

     These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and the RMK Fund included in their respective annual reports to shareowners dated July 31 and November 30, 2008, respectively. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Merger took place on August 1, 2007.

3.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (the "NYSE") is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At July 31, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

4.   Capital Shares

     The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at July 31, 2008 in connection with the proposed Merger. The number of shares assumed to be issued is equal to the net assets of Regions Morgan Keegan Select Balanced Fund as of July 31, 2008, divided by the net asset value of the Fund's shares as of July 31, 2008. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at July 31, 2008:

--------------------------------------------------------------------------------------
                        Shares of        Additional Shares
                         The Fund         Assumed Issued      Total Outstanding Shares
 Class of Shares     Pre-Combination         In Merger            Post-Combination
--------------------------------------------------------------------------------------
 Class A               12,908,309            4,030,148               16,938,457
--------------------------------------------------------------------------------------
 Class B                2,515,167                   --                2,515,167
--------------------------------------------------------------------------------------
 Class C                1,050,596              435,540                1,486,136
--------------------------------------------------------------------------------------
 Class Y                2,271,050           15,196,449               17,467,499
--------------------------------------------------------------------------------------

5.   Management Agreement

     Pioneer, a wholly owned indirect subsidiary of UniCredit S.p.A., manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the period.

     Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06% and 2.06% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through December 1, 2009 for Class A shares and through December 1, 2008 for Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

6.   Federal Income Taxes

     Each of the Fund and the RMK Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

Pro Forma Schedule of Investments for Regions Morgan Keegan Select Fixed Income Fund and Pioneer Bond Fund(a)
As of 12/31/08
(unaudited)

Regions
Morgan                                                                                       Regions
Keegan                                                                                       Morgan
Select                                                                                       Keegan                    Pioneer
Fixed                 Pioneer                                                                Select                    Bond
Income     Pioneer    Bond                                                                   Fixed       Pioneer       Fund
Fund       Bond       Fund                                                       % of        Income      Bond          Pro-Forma
Principal  Fund       Combined                                                   Pro-Forma   Fund        Fund          Combined
Amount     Principal  Principal  Floating                                        Combined    Market      Market        Market
($)        Amount ($) Amount ($) Rate (b)                                        Net Assets  Value       Value         Value
------     ---------  ---------  --------                                        ----------  --------    ------        ------
                                         CONVERTIBLE CORPORATE BONDS              0.79%
                                         Consumer Services                        0.20%
                                         Casinos & Gaming                         0.20%
  --       2,300,000  2,300,000          Scientific Games Corp., 0.75%, 12/1/24              $    --     $1,992,375    $1,992,375
                                                                                           ------------  ------------  ------------
                                         Total Consumer Services                             $    --     $1,992,375    $1,992,375
                                                                                           ------------  ------------  ------------
                                         Health Care Equipment & Services         0.15%
                                         Health Care Services                     0.15%
  --       2,570,000  2,570,000          Omnicare Inc., 3.25%, 12/15/35                      $    --     $1,442,413    $1,442,413
                                                                                           ------------  ------------  ------------
                                         Total Health Care Equipment & Services              $    --     $1,442,413    $1,442,413
                                                                                           ------------  ------------  ------------
                                         Banks                                    0.19%
                                         Regional Banks                           0.19%
  --       2,100,000  2,100,000          National City Corp., 4.0%, 2/1/11                   $    --     $1,871,625    $1,871,625
                                                                                           ------------  ------------  ------------
                                         Total Banks                                         $    --     $1,871,625    $1,871,625
                                                                                           ------------  ------------  ------------
                                         Telecommunication Services               0.24%
                                         Integrated Telecommunication Services    0.24%
  --       2,800,000  2,800,000          Qwest Communications International,
                                         3.5%, 11/15/25                                      $    --     $2,355,500    $2,355,500
                                                                                           ------------  ------------  ------------
                                         Total Telecommunication Services                    $    --     $2,355,500    $2,355,500
                                                                                           ------------  ------------  ------------
                                         TOTAL CONVERTIBLE CORPORATE BONDS                   $    --     $7,661,913    $7,661,913
                                                                                           ------------  ------------  ------------
                                         PREFERRED STOCKS                         0.52%
                                         Diversified Financials                   0.33%
                                         Diversified Financial Services           0.33%
  --           4,880      4,880          Bank of America Corp., 7.25%, 12/31/49              $    --     $3,172,000    $3,172,000
                                                                                           ------------  ------------  ------------
                                         Total Diversified Financials                        $    --     $3,172,000    $3,172,000
                                                                                           ------------  ------------  ------------
                                         Insurance                                0.19%
                                         Life & Health Insurance                  0.19%
  --         153,800    153,800          Delphi Financial Group, 7.376%, 5/15/37             $    --     $1,853,290    $1,853,290
                                                                                           ------------  ------------  ------------
                                         Total Insurance                                     $    --     $1,853,290    $1,853,290
                                                                                           ------------  ------------  ------------
                                         TOTAL PREFERRED STOCKS                              $    --     $5,025,290    $5,025,290
                                                                                           ------------  ------------  ------------
                                         ASSET BACKED SECURITIES                  3.23%
                                         Materials                                0.03%
                                         Steel                                    0.03%
  --         347,245    347,245          CXHE 2006-A AV2, 3.358%, 6/25/36                    $    --     $332,551      $332,551
                                                                                           ------------  ------------  ------------
                                         Total Materials                                     $    --     $332,551      $332,551
                                                                                           ------------  ------------  ------------
                                         Consumer Services                        0.30%
                                         Restaurants--0.3 %                       0.30%
  --       4,535,000  4,535,000          Dunkin Brands Master Finance LLC,
                                         8.28%, 6/20/31                                      $    --     $2,923,805    $2,923,805
                                                                                           ------------  ------------  ------------
                                         Total Consumer Services                             $    --     $2,923,805    $2,923,805
                                                                                           ------------  ------------  ------------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                           Regions
Keegan                                                                                           Morgan
Select                                                                                           Keegan                Pioneer
Fixed                  Pioneer                                                                   Select                Bond
Income      Pioneer    Bond                                                                      Fixed    Pioneer      Fund
Fund        Bond       Fund                                                           % of       Income   Bond         Pro-Forma
Principal   Fund       Combined                                                       Pro-Forma  Fund     Fund         Combined
Amount      Principal  Principal  Floating                                            Combined   Market   Market       Market
($)         Amount ($) Amount ($) Rate (b)                                            Net Assets Value    Value        Value
---------   ---------- ---------  --------                                            ---------- -------  -----------  -----------
                                            Food & Drug Retailing                        0.22%
                                            Food Retail                                  0.22%
            5,325,000  5,325,000            Dominos Pizza Master Issuer LLC, 7.629%,
                                            4/25/37                                              $    --  $ 2,130,000  $ 2,130,000
                                                                                                 -------  -----------  -----------
                                            Total Food & Drug Retailing                          $    --  $ 2,130,000  $ 2,130,000
                                                                                                 -------  -----------  -----------
                                            Banks                                        1.92%
                                            Thrifts & Mortgage Finance                   1.92%
            2,150,000  2,150,000    0.57    Carrington Mortgage, Floating Rate Note,             $    --  $ 1,824,303  $ 1,824,303
                                            10/25/36
            1,684,495  1,684,495    0.62    CMLTI 2006-WFH2 A2A, Floating Rate Note,
                                            8/25/36                                                   --    1,253,752    1,253,752
            1,875,000  1,875,000    0.98    Countrywide Asset Backed Certificates,
                                            Floating
                                            Rate Note, 11/25/35                                       --    1,617,285    1,617,285
              667,038    667,038            Countrywide Asset-Backed, 5.069%, 2/25/36                 --      614,070      614,070
            3,395,000  3,395,000    0.89    Countrywide Asset-Backed Certificates,
                                            Floating
                                            Rate Note, 8/25/35                                        --    3,100,976    3,100,976
            1,175,000  1,175,000    0.93    Countrywide Asset-Backed Certificates,
                                            Floating
                                            Rate Note, 10/25/35                                       --      965,654      965,654
            2,203,090  2,203,090            FBR Securitization T, 2.76188%, 9/25/35                   --    1,873,129    1,873,129
              586,240    586,240            Lehman XS Trust., 3.3485%, 5/25/46                        --      577,649      577,649
            5,183,519  5,183,519            Local Insight Media Finance LLC, 5.88%,                   --    3,881,970    3,881,970
                                            10/23/37
            1,620,192  1,620,192    0.52    Morgan Stanley Ixis Real Estate, Floating
                                            Rate
                                            Note, 11/25/36                                            --    1,535,915    1,535,915
            1,570,501  1,570,501    0.72    SASC 2007-BC4 A3, Floating Rate Note,
                                            11/25/37                                                  --    1,402,614    1,402,614
                                                                                                 -------  -----------  -----------
                                                                                                 $    --  $18,647,317  $18,647,317
                                                                                                 -------  -----------  -----------
                                            Total Banks                                          $    --  $18,647,317  $18,647,317
                                                                                                 -------  -----------  -----------
                                            Diversified Financials                       0.75%
                                            Consumer Finance                             0.22%
            1,069,101  1,069,101    0.59    Nomura Home Equity Trust, Floating Rate
                                            Note,
                                            3/25/36                                              $    --  $ 1,015,516  $ 1,015,516
            1,500,000  1,500,000    0.91    RASC 2005-KS7 M1, Floating Rate Note,                     --    1,161,461    1,161,461
                                            8/25/35
                                                                                                 -------  -----------  -----------
                                                                                                 $    --  $ 2,176,977  $ 2,176,977
                                                                                                 -------  -----------  -----------
                                            Diversified Financial Services               0.05%
              420,000    420,000    0.91    Asset Backed Securities Corp., Floating
                                            Rate Note,
                                            4/25/35                                              $    --  $   348,179  $   348,179
              212,264    212,264    1.01    First Franklin Mortgage Loan Asset Backed
                                            Certificates, Floating Rate Note, 9/24/34                 --      174,491      174,491
                                                                                                 -------  -----------  -----------
                                                                                                 $    --  $   522,670  $   522,670
                                                                                                 -------  -----------  -----------
                                            Investment Banking & Brokerage               0.40%
              822,771    822,771    0.54    GSAMP Trust, Floating Rate Note, 1/25/37             $    --  $   749,682  $   749,682
              927,250    927,250    0.73    GSAMP Trust, Floating Rate Note, 11/25/35                 --      853,433      853,433
            1,217,527  1,217,527    0.90    GSAMP Trust, Floating Rate Note, 3/25/35                  --    1,119,864    1,119,864
            1,725,000  1,725,000    0.63    MLMI 2006-AR1 A2C, Floating Rate Note,                    --    1,168,548    1,168,548
                                            3/25/37
                                                                                                 -------  -----------  -----------
                                                                                                 $    --  $ 3,891,527  $ 3,891,527
                                                                                                 -------  -----------  -----------
                                            Specialized Finance                          0.08%
              900,000    900,000    3.67    SLMA 2004-10 A6B, Floating Rate Note,
                                            4/27/26                                              $    --  $   747,000  $   747,000
                                                                                                 -------  -----------  -----------
                                            Total Diversified Financials                         $    --  $ 7,338,174  $ 7,338,174
                                                                                                 -------  -----------  -----------
                                            TOTAL ASSET BACKED SECURITIES                        $    --  $31,371,847  $31,371,847
                                                                                                 -------  -----------  -----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                            Regions
Keegan                                                                                            Morgan
Select                                                                                            Keegan               Pioneer
Fixed                  Pioneer                                                                    Select               Bond
Income    Pioneer      Bond                                                                       Fixed    Pioneer      Fund
Fund      Bond         Fund                                                            % of       Income   Bond         Pro-Forma
Principal Fund         Combined                                                        Pro-Forma  Fund     Fund         Combined
Amount    Principal    Principal   Floating                                            Combined   Market   Market       Market
($)       Amount ($)   Amount ($)  Rate (b)                                            Net Assets Value    Value        Value
--------- ----------   ---------   --------                                            ---------- -------  -----------  ----------
                                             COLLATERALIZED MORTGAGE OBLIGATIONS         9.68%
                                             Materials                                   0.12%
                                             Steel                                       0.12%
          120,154,349  120,154,349           MSDWC 2000-1345 X, 0.7259%, 9/3/15                   $    --  $ 1,182,835 $ 1,182,835
                                                                                                  -------  ----------- -----------
                                             Total Materials                                      $    --  $ 1,182,835 $ 1,182,835
                                                                                                  -------  ----------- -----------
                                             Banks                                       6.48%
                                             Diversified Banks                           0.11%
            1,871,149    1,871,149           RALI 2005-QA10 A41, 5.7412%, 9/25/35                 $    --  $ 1,034,287 $ 1,034,287
                                             Thrifts & Mortgage Finance                  6.37%
            1,440,000    1,440,000           Bank of America Commercial Mortgage, Inc.,
                                             4.877%, 7/10/42                                      $    --  $ 1,204,751 $ 1,204,751
            4,370,029    4,370,029           Chase Mortgage Finance Corp., 5.5%,                       --    3,520,125   3,520,125
                                             5/25/37
            3,955,416    3,955,416           Countrywide Alternative Loan Trust, 6.0%,                 --    2,489,440   2,489,440
                                             6/25/35
            3,375,000    3,375,000           GMAC Commercial Mortgage Securities, Inc.,
                                             4.864%, 12/10/41                                          --    2,788,893   2,788,893
            2,900,000    2,900,000           GS Mortgage Securities Corp., II, 7.12%,                  --    2,774,808   2,774,808
                                             11/18/29
            1,266,317    1,266,317   0.87    IMPAC CMB Trust, Floating Rate Note,                      --      627,333     627,333
                                             11/25/35
           10,135,000   10,135,000           JP Morgan Chase Commercial Mortgage
                                             Security Corp., 6.065392%, 4/15/45                        --    8,085,265   8,085,265
            2,600,000    2,600,000           JP Morgan Mortgage Trust, 4.5%, 8/25/19                   --    2,128,820   2,128,820
            4,045,295    4,045,295           JP Morgan Mortgage Trust, 6.0%, 8/25/34                   --    3,557,332   3,557,332
            1,750,000    1,750,000           JPMCC 2002-C3 B, 5.146%, 7/12/35                          --    1,570,207   1,570,207
            1,750,000    1,750,000           JPMCC 2004-PNC1 A3, 5.299%, 6/12/41                       --    1,581,631   1,581,631
           10,000,000   10,000,000           LB-UBS Commercial Mortgage, 5.372%,                       --    7,845,059   7,845,059
                                             9/15/39
            1,097,989    1,097,989           MASTR Asset Securitization Trust, 5.5% ,                  --      962,769     962,769
                                             11/25/33
            8,510,000    8,510,000   5.70    SASC 2007 BHC1 A1, Floating Rate Note,                    --    2,830,171   2,830,171
                                             12/18/49
            2,890,000    2,890,000   5.74    SASC 2007 BHC1 A2, Floating Rate Note,                    --      958,989     958,989
                                             12/18/49
            2,010,000    2,010,000           SBA CMBS Trust, 6.709%, 11/15/36                          --    1,366,800   1,366,800
            1,435,000    1,435,000           T SRA R 2006-1 B, 5.7467%, 10/15/36                       --      875,126     875,126
            4,470,000    4,470,000           TSTAR 2006-1A A, 5.668%, 10/15/36                         --    3,589,445   3,589,445
            3,787,250    3,787,250           Wachovia Bank Commercial Mortgage Trust,
                                             4.803%, 10/15/41                                          --    3,040,079   3,040,079
            1,977,233    1,977,233           WAMU Mortgage Pass-Through Certificates,
                                             4.5%, 8/25/18                                             --    1,559,291   1,559,291
            2,921,516    2,921,516   0.70    WAMU Mortgage Pass-Through Certificates,
                                             Floating Rate Note, 4/25/45                               --    1,379,204   1,379,204
            1,450,000    1,450,000           WBCMT 2003-C9 B, 5.109%, 12/15/35                         --    1,262,822   1,262,822
            3,380,786    3,380,786           Wells Fargo Mortgage Backed Securities
                                             5.0%, 11/25/20                                            --    3,199,068   3,199,068
            2,821,761    2,821,761           Wells Fargo Mortgage Backed Securities,
                                             5.0%, 3/25/21                                             --    2,049,304   2,049,304
              717,986      717,986           Wells Fargo Mortgage Backed Securities,
                                             5.25, 12/25/33                                            --      742,978     742,978
                                                                                                  -------  ----------- -----------
                                                                                                  $    --  $61,989,710 $61,989,710
                                                                                                  -------  ----------- -----------
                                             Total Banks                                          $    --  $63,023,997 $63,023,997
                                                                                                  -------  ----------- -----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                          Regions
Keegan                                                                                          Morgan
Select                                                                                          Keegan                 Pioneer
Fixed                 Pioneer                                                                   Select                 Bond
Income     Pioneer    Bond                                                                      Fixed      Pioneer     Fund
Fund       Bond       Fund                                                           % of       Income     Bond        Pro-Forma
Principal  Fund       Combined                                                       Pro-Forma  Fund       Fund        Combined
Amount     Principal  Principal   Floating                                           Combined   Market     Market      Market
($)        Amount ($) Amount ($)  Rate (b)                                           Net Assets Value      Value       Value
--------- `---------- ----------  --------                                           ---------- ---------- ----------- ----------
                                           Diversified Financials                      2.05%
                                           Diversified Financial Services              2.05%
           2,127,761  2,127,761            CMSI 2006-1 3A1, 5.0%, 2/25/36                       $       -- $ 1,612,040 $ 1,612,040
  812,986               812,986            DSLA 2004-AR3 2A2A, 1.84375%, 7/19/44                   509,019          --     509,019
             692,097    692,097            First Horizon Mortgage Pass- Through
                                           Trust, 5.0%,
                                           3/25/18                                                      --     675,660     675,660
           1,270,000  1,270,000            Global Signal, 7.036%, 2/15/36                               --     834,885     834,885
             331,175    331,175     0.87   Impac Securities Assets Corp., Floating
                                           Rate Note,
                                           11/25/34                                                     --     164,344     164,344
           1,656,181  1,656,181     0.82   Impac Securities Assets Corp., Floating
                                           Rate Note,
                                           5/25/36                                                      --   1,175,694   1,175,694
           2,808,450  2,808,450            J.P. Morgan Alternative Loan Trust, 6.0%,                    --   2,059,179   2,059,179
                                           3/25/36
3,494,856             3,494,856            MARM 2005-1 9A1, 5.1939%, 1/25/35                     2,340,491   --          2,340,491
           4,898,824  4,898,824            Master Alternative Loans Trust, 6.0%,                        --   3,818,021   3,818,021
                                           7/25/34
           1,405,622  1,405,622            Morgan Stanley Capital I, 5.25%, 12/25/17                    --   1,376,675   1,376,675
             426,588    426,588            Morgan Stanley Capital I, 7.0%, 7/25/33                      --     402,992     402,992
             919,750    919,750     0.57   Residential Accredit Loans, Inc.,
                                           Floating Rate
                                           Note, 9/25/46                                                --     726,051     726,051
           2,444,768  2,444,768            Residential Funding Mtg Sec I, 5.5%,                         --   2,062,797   2,062,797
                                           11/25/35
  500,000               500,000            RFMSI 2004-S9 1A24, 4.6%, 1/15/14                       403,511          --     403,511
             202,444    202,444            Salomon Brothers Mortgage Securities,
                                           8.0%,
                                           9/25/30                                                      --     152,529     152,529
1,000,000             1,000,000            SARM 2006-3 3A2, 5.75%, 4/25/36                         162,869          --     162,869
4,168,284             4,168,284            Structured 2005-1 5A, 5.16%, 2/25/35                  1,065,830          --   1,065,830
             575,000    575,000            Tower 2004-2A F, 6.376%, 12/15/14                            --     434,700     434,700
                                                                                                ---------- ----------- -----------
                                                                                                $4,481,720 $15,495,567 $19,977,287
                                                                                                ---------- ----------- -----------
                                           Total Diversified Financials                         $4,481,720 $15,495,567 $19,977,287
                                                                                                ---------- ----------- -----------
                                           Real Estate                                 0.43%
                                           Mortgage Real Estate Investment Trust       0.43%
           4,318,725  4,318,725            CS First Boston Mortgage Security, 3.5%,             $       -- $ 3,791,275 $ 3,791,275
                                           7/25/18
             722,923    722,923            CS First Boston Mortgage Security, 7.0%,
                                           5/25/32                                                      --     409,923     409,923
                                                                                                ---------- ----------- -----------
                                                                                                $       -- $ 4,201,198 $ 4,201,198
                                                                                                ---------- ----------- -----------
                                           Total Real Estate                                    $       -- $ 4,201,198 $ 4,201,198
                                                                                                ---------- ----------- -----------
                                           Government                                  0.59%
             741,304    741,304            Fannie Mae, 5.69%, 1/25/32                           $       -- $   755,877 $   755,877
             700,421    700,421            Federal Home Loan Bank, 6.0%, 4/15/32                        --     718,246     718,246
               5,626      5,626            Federal National Mortgage Association,
                                           10.3%,
                                           4/25/19                                                      --       5,922       5,922
               7,751      7,751            Federal National Mortgage Association,
                                           10.3%,
                                           4/25/19                                                      --       9,098       9,098
             448,762    448,762            Freddie Mac, 5.0%, 8/15/35                                   --     453,399     453,399
           3,824,108  3,824,108            Freddie Mac, 6.1%, 9/15/18                                   --   3,823,132   3,823,132
                                                                                                ---------- ----------- -----------
                                                                                                $       -- $ 5,765,674 $ 5,765,674
                                                                                                ---------- ----------- -----------
                                           Total Government                                     $       -- $ 5,765,674 $ 5,765,674
                                                                                                ---------- ----------- -----------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS                                 $4,481,720 $89,669,271 $94,150,991
                                                                                                ---------- ----------- -----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                            Regions
Keegan                                                                                            Morgan
Select                                                                                            Keegan               Pioneer
Fixed                  Pioneer                                                                    Select               Bond
Income     Pioneer     Bond                                                                       Fixed    Pioneer     Fund
Fund       Bond        Fund                                                            % of       Income   Bond        Pro-Forma
Principal  Fund        Combined                                                        Pro-Forma  Fund     Fund        Combined
Amount     Principal   Principal   Floating                                            Combined   Market   Market      Market
($)        Amount ($)  Amount ($)  Rate (b)                                            Net Assets Value    Value       Value
---------  ----------  ----------  --------                                            ---------- -------  ----------- ----------
                                             CORPORATE BONDS                            33.84%
                                             Energy                                      2.56%
                                             Integrated Oil & Gas                        0.09%
             990,000     990,000             Marathon Oil Corp. 5.9%, 3/15/18                     $    --  $   826,813 $   826,813
              45,000      45,000             Petro-Canada, 4.0%, 7/15/13                               --       38,588      38,588
                                                                                                  -------  ----------- -----------
                                                                                                  $    --  $   865,401 $   865,401
                                                                                                  -------  ----------- -----------
                                             Oil & Gas Drilling                          0.25%
           1,600,000   1,600,000             Transocean Sedco, 1.5%, 12/15/37                     $    --  $ 1,296,000 $ 1,296,000
           1,275,000   1,275,000             Transocean Sedco, 1.625%, 12/15/37                        --    1,110,844   1,110,844
                                                                                                  -------  ----------- -----------
                                                                                                  $    --  $ 2,406,844 $ 2,406,844
                                                                                                  -------  ----------- -----------
                                             Oil & Gas Equipment & Services              0.05%
           1,000,000   1,000,000     0.00    Sevan Marine ASA, Floating Rate Note,                $    --  $   500,900 $   500,900
                                                                                                  -------  ----------- -----------
                                             5/14/13
                                             Oil & Gas Exploration & Production          0.48%
           2,180,000   2,180,000             Canadian National Resources, 5.9%, 2/1/18            $    --  $ 1,883,479 $ 1,883,479
           2,181,573   2,181,573             Gazprom International SA, 7.201%, 2/1/20                  --    1,592,549   1,592,549
           1,605,000   1,605,000             Ras Laffan LNG 3, 5.832%, 9/30/16                         --    1,194,842   1,194,842
                                                                                                  -------  ----------- -----------
                                                                                                  $    --  $ 4,670,870 $ 4,670,870
                                                                                                  -------  ----------- -----------
                                             Oil & Gas Refining & Marketing              0.22%
           2,475,000   2,475,000             Spectra Energy Capital, 6.2%, 4/15/18                $    --  $ 2,147,681 $ 2,147,681
                                                                                                  -------  ----------- -----------
                                             Oil & Gas Storage & Transportation          1.47%
             435,000     435,000             Boardwalk Pipelines LLC, 5.5%, 2/1/17                $    --  $   351,741 $   351,741
           1,535,000   1,535,000             Buckeye Partners LP, 6.05%, 1/15/18                       --    1,286,729   1,286,729
           1,150,000   1,150,000             Holly Energy Partners LP, 6.25%, 3/1/15                   --      770,500     770,500
           3,250,000   3,250,000             Kinder Morgan Energy 5.95%, 2/15/18                       --    2,773,761   2,773,761
           2,915,000   2,915,000             NGPL Pipeco LLC, 6.514%, 12/15/12                         --    2,766,390   2,766,390
           2,700,000   2,700,000             Plains All America Pipeline, 6.125%,                      --    2,147,016   2,147,016
                                             1/15/17
           3,885,000   3,885,000             Questar Pipeline Co., 5.83%, 2/1/18                       --    3,591,286   3,591,286
           1,895,000   1,895,000     7.20    Southern Union Co., 7.2%, 11/1/66                         --      653,775     653,775
                                                                                                  -------  ----------- -----------
                                                                                                  $    --  $14,341,198 $14,341,198
                                                                                                  -------  ----------- -----------
                                             Total Energy                                         $    --  $24,932,894 $24,932,894
                                                                                                  -------  ----------- -----------
                                             Materials                                   1.37%
                                             Aluminum                                    0.14%
           2,290,000   2,290,000             Novelis, Inc., 7.25%, 2/15/15                        $    --  $ 1,328,200 $ 1,328,200
                                                                                                  -------  ----------- -----------
                                             Commodity Chemicals                         0.09%
           2,000,000   2,000,000             Nova Chemicals, Ltd., 6.5%, 1/15/12                  $    --  $   830,000 $   830,000
                                                                                                  -------  ----------- -----------
                                             Construction Materials                      0.12%
           2,260,000   2,260,000             C8 Capital SPV, Ltd., 6.64%, 12/31/49                $    --  $ 1,145,820 $ 1,145,820
                                                                                                  -------  ----------- -----------
                                             Diversified Metals & Mining                 0.20%
           2,965,000   2,965,000     5.88    Freeport-McMoran Copper & Gold, Floating
                                             Rate
                                             Note, 4/1/15                                         $    --  $ 1,956,900 $ 1,956,900
                                                                                                  -------  ----------- -----------
                                             Fertilizers & Agricultural Chemicals        0.45%
           4,510,000   4,510,000             Agrium, Inc., 6.75%, 1/15/19                         $    --  $ 4,317,188 $ 4,317,188
              45,000      45,000             Potash Corp. Saskatchewan, 4.875%, 3/1/13                 --       42,611      42,611
                                                                                                  -------  ----------- -----------
                                                                                                  $    --  $ 4,359,799 $ 4,359,799
                                                                                                  -------  ----------- -----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                         Regions
Keegan                                                                                         Morgan
Select                                                                                         Keegan                  Pioneer
Fixed                Pioneer                                                                   Select                  Bond
Income    Pioneer    Bond                                                                      Fixed       Pioneer     Fund
Fund      Bond       Fund                                                           % of       Income      Bond        Pro-Forma
Principal Fund       Combined                                                       Pro-Forma  Fund        Fund        Combined
Amount    Principal  Principal  Floating                                            Combined   Market      Market      Market
($)       Amount ($) Amount ($) Rate (b)                                            Net Assets Value       Value       Value
--------- ---------- ---------- --------                                            ---------- ----------  ----------- ----------
                                         Steel                                        0.38%
          3,900,000  3,900,000           ArcelorMittal 6.125%, 6/1/18                          $       --  $ 2,670,556 $ 2,670,556
          1,230,000  1,230,000           Commercial Metals Co., 7.35%, 8/15/18                         --      984,868     984,868
                                                                                               ----------  ----------- -----------
                                                                                               $       --  $ 3,655,424 $ 3,655,424
                                                                                               ----------  ----------- -----------
                                         Total Materials                                       $       --  $13,276,143 $13,276,143
                                                                                               ----------  ----------- -----------
                                         Capital Goods                                1.32%
                                         Aerospace & Defense                          0.00%
             40,000     40,000           Boeing Co., 5.125%, 2/15/13                           $       --  $    39,961 $    39,961
                                                                                               ----------  ----------- -----------
                                         Building Products                            0.11%
          2,225,000  2,225,000     6.72  C10 Capital SPV Ltd, Floating Rate Note,              $       --  $ 1,058,722 $ 1,058,722
                                                                                               ----------  ----------- -----------
                                         12/31/49
                                         Electrical Component & Equipment             0.43%
          2,665,000  2,665,000           Anixter International Corp., 5.95%, 3/1/15            $       --  $ 2,132,000 $ 2,132,000
          2,670,000  2,670,000           Belden CDT, Inc., 7.0%, 3/15/17                               --    2,002,500   2,002,500
                                                                                               ----------  ----------- -----------
                                                                                               $       --  $ 4,134,500 $ 4,134,500
                                                                                               ----------  ----------- -----------
                                         Diversified Machinery                        0.14%
1,400,000            1,400,000           Ingersoll-Rand Global Holding Co., Ltd.,
                                         6.875%, 8/15/18                                       $1,338,847  $        -- $ 1,338,847
                                                                                               ----------  ----------- -----------
                                         Trading Companies & Distributors             0.65%
          5,660,000  5,660,000           GATX Financial Corp., 6.0%, 2/15/18                   $       --  $ 5,031,814 $ 5,031,814
          3,100,000  3,100,000           Glencore Funding LLC, 6.0%, 4/15/14                           --    1,254,874   1,254,874
                                                                                               ----------  ----------- -----------
                                                                                               $       --  $ 6,286,688 $ 6,286,688
                                                                                               ----------  ----------- -----------
                                         Total Capital Goods                                   $1,338,847  $11,519,871 $12,858,718
                                                                                               ----------  ----------- -----------
                                         Commercial Services & Supplies               0.32%
                                         Office Services & Supplies                   0.32%
          3,110,000  3,110,000           Pitney Bowes, Inc., 5.6%, 3/15/18                     $       --  $ 3,083,316 $ 3,083,316
                                                                                               ----------  ----------- -----------
                                         Total Commercial Services & Supplies                  $       --  $ 3,083,316 $ 3,083,316
                                                                                               ----------  ----------- -----------
                                         Transportation                               1.12%
                                         Airlines                                     0.12%
          1,158,244  1,158,244           Southwest Airlines Co., 7.67%, 1/2/14                 $       --  $ 1,128,593 $ 1,128,593
                                                                                               ----------  ----------- -----------
                                         Railroads                                    1.01%
          2,140,000  2,140,000           Burlington Sante Fe Corp., 5.75%, 3/15/08             $       --  $ 2,062,919 $ 2,062,919
          3,400,000  3,400,000           Kansas City Southern Mexico, 7.625%,                          --    2,788,000   2,788,000
                                         12/1/13
          5,125,000  5,125,000           Union Pacific Corp., 5.7%, 8/15/18                            --    4,934,017   4,934,017
                                                                                               ----------  ----------- -----------
                                                                                               $       --  $ 9,784,936 $ 9,784,936
                                                                                               ----------  ----------- -----------
                                         Total Transportation                         1.12%    $       --  $10,913,529 $10,913,529
                                                                                               ----------  ----------- -----------
                                         Automobiles & Components                     0.10%
                                         Auto Parts & Equipment                       0.10%
          3,255,000  3,255,000           Lear Corp., 8.75%, 12/1/16                            $       --  $   943,950 $   943,950
                                                                                               ----------  ----------- -----------
                                         Total Automobiles & Components                        $       --  $   943,950 $   943,950
                                                                                               ----------  ----------- -----------
                                         Consumer Durables & Apparel                  0.34%
                                         Household Appliances                         0.34%
          4,235,000  4,235,000           Whirlpool Corp., 5.5%, 3/1/13                         $       --  $ 3,350,656 $ 3,350,656
                                                                                               ----------  ----------- -----------
                                         Total Consumer Durables & Apparel                     $       --  $ 3,350,656 $ 3,350,656
                                                                                               ----------  ----------- -----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                      Regions
Keegan                                                                                      Morgan
Select                                                                                      Keegan                 Pioneer
Fixed                Pioneer                                                                Select                 Bond
Income    Pioneer    Bond                                                                   Fixed       Pioneer    Fund
Fund      Bond       Fund                                                        % of       Income      Bond       Pro-Forma
Principal Fund       Combined                                                    Pro-Forma  Fund        Fund       Combined
Amount    Principal  Principal  Floating                                         Combined   Market      Market     Market
($)       Amount ($) Amount ($) Rate (b)                                         Net Assets Value       Value      Value
--------- ---------- ---------- --------                                         ---------- ----------  ---------- ----------
                                         Consumer Services                         0.60%
                                         Casinos & Gaming                          0.01%
          1,780,000  1,780,000           Station Casinos, Inc., 6.625%, 3/15/18             $       --  $  102,350 $  102,350
                                                                                            ----------  ---------- ----------
                                         Education Services                        0.59%
          2,470,000  2,470,000           President & Fellows of Harvard, 3.7%,              $       --  $2,436,532 $2,436,532
                                         4/1/13
          3,095,000  3,095,000           President & Fellows of Harvard, 6.3%,
                                         10/1/37                                                    --   3,341,826  3,341,826
                                                                                            ----------  ---------- ----------
                                                                                            $       --  $5,778,358 $5,778,358
                                                                                            ----------  ---------- ----------
                                         Total Consumer Services                            $       --  $5,880,708 $5,880,708
                                                                                            ----------  ---------- ----------
                                         Media                                     0.93%
                                         Broadcasting                              0.73%
          2,620,000  2,620,000           Grupo Telivisa SA, 6.0%, 5/15/18                   $       --  $2,203,158 $2,203,158
          4,250,000  4,250,000           Intelsat Sub, 8.5%, 1/15/13                                --   3,931,250  3,931,250
1,000,000            1,000,000           Walt Disney Co., 4.5%, 12/15/13                     1,006,597          --  1,006,597
                                                                                            ----------  ---------- ----------
                                                                                            $1,006,597  $6,134,408 $7,141,005
                                                                                            ----------  ---------- ----------
                                         Cable & Satellite                         0.20%
          1,600,000  1,600,000           British Sky Broadcasting, 6.1%, 2/15/18            $       --  $1,313,758 $1,313,758
            135,000    135,000           Comcast Corp., 5.3%, 1/15/14                               --     126,243    126,243
            425,000    425,000           Time Warner Cable, Inc., 8.75, 2/14/19                     --     462,117    462,117
                                                                                            ----------  ---------- ----------
                                                                                            $       --  $1,902,118 $1,902,118
                                                                                            ----------  ---------- ----------
                                         Total Media                                        $1,006,597  $8,036,526 $9,043,123
                                                                                            ----------  ---------- ----------
                                         Retailing                                 0.72%
                                         Department Stores                         0.41%
             25,000     25,000           Nordstrom, Inc., 5.625%, 1/15/09                   $       --  $   25,017 $   25,017
2,000,000            2,000,000           Target Corp., 5.375%, 5/1/17                        1,819,378          --  1,819,378
2,000,000            2,000,000           Wal-Mart Stores, Inc., 5.875%, 4/5/27               2,108,574          --  2,108,574
                                                                                            ----------  ---------- ----------
                                                                                            $3,927,952  $   25,017 $3,952,969
                                                                                            ----------  ---------- ----------
                                         Specialty Stores                          0.31%
          3,545,000  3,545,000           Sally Holdings, 9.25%, 11/15/14                    $       --  $3,048,700 $3,048,700
                                                                                            ----------  ---------- ----------
                                         Total Retailing                                    $3,927,952  $3,073,717 $7,001,669
                                                                                            ----------  ---------- ----------
                                         Food, Beverage & Tobacco                  1.12%
                                         Agricultural Products                     0.33%
          3,500,000  3,500,000           Cargill Inc., 5.2%, 1/22/13                        $       --  $3,206,333 $3,206,333
                                                                                            ----------  ---------- ----------
                                         Food                                      0.26%
1,500,000            1,500,000           Kellogg Co., 5.125%, 12/3/12                       $1,249,578  $       -- $1,249,578
1,200,000            1,200,000           McDonald's Corp., 5.35%, 3/1/18                     1,246,542          --  1,246,542
                                                                                            ----------  ---------- ----------
                                                                                            $2,496,120  $       -- $2,496,120
                                                                                            ----------  ---------- ----------
                                         Brewers                                   0.01%
             55,000     55,000           Miller Brewing Co., 5.5%, 8/15/13                  $       --  $   51,281 $   51,281
                                                                                            ----------  ---------- ----------
                                         Distillers & Vintners                     0.27%
          2,765,000  2,765,000           Constellation Brands, Inc., 8.375%,                $       --  $2,626,750 $2,626,750
                                                                                            ----------  ---------- ----------
                                         12/15/14
                                         Soft Drinks                               0.13%
             55,000     55,000           Bottling Group LLC, 5.0%, 11/15/13                 $       --  $   53,723 $   53,723
1,000,000            1,000,000           PepsiCo., Inc., 7.9%, 11/1/18                       1,225,647          --  1,225,647
                                                                                            ----------  ---------- ----------
                                                                                            $1,225,647  $   53,723 $1,279,370
                                                                                            ----------  ---------- ----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                      Regions
Keegan                                                                                      Morgan
Select                                                                                      Keegan                   Pioneer
Fixed                     Pioneer                                                           Select                   Bond
Income    Pioneer    Bond                                                                   Fixed       Pioneer      Fund
Fund      Bond       Fund                                                        % of       Income      Bond         Pro-Forma
Principal Fund       Combined                                                    Pro-Forma  Fund        Fund         Combined
Amount    Principal  Principal  Floating                                         Combined   Market      Market       Market
($)       Amount ($) Amount ($) Rate (b)                                         Net Assets Value       Value        Value
--------- ---------- ---------- --------                                         ---------- ----------- ----------- - ----------
                                         Tobacco                                   0.13%
          1,535,000  1,535,000           UST, Inc., 5.75%, 3/1/18                           $        -- $ 1,259,785  $ 1,259,785
                                                                                            ----------- -----------  -----------
                                         Total Food, Beverage & Tobacco                     $ 3,721,767 $ 7,197,872  $10,919,639
                                                                                            ----------- -----------  -----------
                                         Household & Personal Products             0.13%
                                         Personal Products                         0.13%
1,250,000            1,250,000           Procter & Gamble Co., 4.6%, 1/15/14                $ 1,309,879 $        --  $ 1,309,879
                                                                                            ----------- -----------  -----------
                                         Total Household & Personal Products                $ 1,309,879 $        --  $ 1,309,879
                                                                                            ----------- -----------  -----------
                                         Health Care Equipment & Services          0.56%
                                         Health Care Facilities                    0.24%
          3,005,000  3,005,000           HCA, Inc., 9.625%, 11/15/16                        $        -- $ 2,343,900  $ 2,343,900
                                                                                            ----------- -----------  -----------
                                         Managed Health Care                       0.31%
          3,275,000  3,275,000           United Health Group, 4.875%, 2/15/13               $        -- $ 3,057,619  $ 3,057,619
                                                                                            ----------- -----------  -----------
                                         Total Health Care Equipment & Services             $        -- $ 5,401,519  $ 5,401,519
                                                                                            ----------- -----------  -----------
                                         Pharmaceuticals & Biotechnology           0.57%
                                         Biotechnology                             0.57%
          5,570,000  5,570,000           Biogen Idec, Inc., 6.0%, 3/1/13                    $        -- $ 5,509,215  $ 5,509,215
                                                                                            ----------- -----------  -----------
                                         Total Pharmaceuticals & Biotechnology              $        -- $ 5,509,215  $ 5,509,215
                                                                                            ----------- -----------  -----------
                                         Banks                                     4.26%
                                         Diversified Banks                         0.90%
          3,515,000  3,515,000           Barclays Plc, 6.05%, 12/4/17                       $        -- $ 3,100,915  $ 3,100,915
          3,520,000  3,520,000           Wachovia Corp., 5.75%, 6/15/17                              --   3,503,600    3,503,600
          2,235,000  2,235,000           Wells Fargo Co., 4.375%, 1/31/13                            --   2,188,548    2,188,548
                                                                                            ----------- -----------  -----------
                                                                                            $        -- $ 8,793,063  $ 8,793,063
                                                                                            ----------- -----------  -----------
                                         Regional Banks                            3.36%
          1,870,000  1,870,000           American Express Bank FSB, 5.5%, 4/16/13           $        -- $ 1,771,339  $ 1,771,339
3,000,000            3,000,000           Bank of America Corp., 7.8%, 2/15/10                 3,073,620          --    3,073,620
          4,500,000  4,500,000           Branch Banking & Trust Co., 4.875%,
                                         1/15/13                                                     --   4,239,279    4,239,279
          1,190,000  1,190,000           Cobank, ACB, 7.875%, 4/16/18                                --   1,202,132    1,202,132
7,000,000            7,000,000           Countrywide, 5.5%, 4/25/35                           4,887,449          --    4,887,449
2,000,000            2,000,000           JP Morgan Chase & Co., 7.0%, 11/15/09                2,021,128          --    2,021,128
            930,000    930,000           Keycorp, 6.5%, 5/14/13                                      --     857,355      857,355
          2,505,000  2,505,000           Mellon Funding Corp., 5.5%, 11/15/18                        --   2,159,425    2,159,425
          1,435,000  1,435,000           PNC Bank NA, 6.0%, 12/7/17                                  --   1,426,126    1,426,126
          1,473,000  1,473,000    8.25   PNC Funding Corp., Floating Rate Note,                      --   1,186,932    1,186,932
                                         5/29/49
          2,755,000  2,755,000           Sovereign Bancorp, 8.75%, 5/30/18                           --   2,721,761    2,721,761
2,000,000        --  2,000,000           Wachovia Corp., 5.75%, 6/15/17                       1,990,682          --    1,990,682
          3,520,000  3,520,000           Wachovia Bank NA, 6.0%, 11/15/17                            --   3,397,948    3,397,948
          1,275,000  1,275,000           Wells Fargo Capital, 9.75%, 12/29/49                        --   1,287,750    1,287,750
            585,000    585,000           Zions Bancorp, 5.5%, 11/16/15                               --     413,717      413,717
                                                                                            ----------- -----------  -----------
                                                                                            $11,972,879 $20,663,764  $32,636,643
                                                                                            ----------- -----------  -----------
                                         Total Banks                                        $11,972,879 $29,456,827  $41,429,706
                                                                                            ----------- -----------  -----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                         Regions
Keegan                                                                                         Morgan
Select                                                                                         Keegan                   Pioneer
Fixed                Pioneer                                                                   Select                   Bond
Income    Pioneer    Bond                                                                      Fixed        Pioneer     Fund
Fund      Bond       Fund                                                           % of       Income       Bond        Pro-Forma
Principal Fund       Combined                                                       Pro-Forma  Fund         Fund        Combined
Amount    Principal  Principal  Floating                                            Combined   Market       Market      Market
($)       Amount ($) Amount ($) Rate (b)                                            Net Assets Value        Value       Value
--------- ---------- ---------- --------                                            ---------- -----------  ----------- -----------
                                         Diversified Financials                       7.97%
                                         Asset Management & Custody Banks             0.98%
          2,000,000  2,000,000           Bank of New York, 4.95%, 3/15/15                      $        --  $ 1,918,438 $ 1,918,438
          3,945,000  3,945,000           Eaton Vance Corp 6.5%, 10/2/17                                 --    3,495,641   3,495,641
          4,000,000  4,000,000           State Street Corp., 7.65%, 6/15/10                             --    4,161,760   4,161,760
                                                                                               -----------  ----------- -----------
                                                                                               $        --  $ 9,575,839 $ 9,575,839
                                                                                               -----------  ----------- -----------
                                         Consumer Finance                             2.19%
4,750,000 4,435,000  9,185,000           American General Finance, 6.9%, 12/15/17              $ 2,406,317  $ 1,919,348 $ 4,325,665
          3,875,000  3,875,000           American Honda Finance, 6.7%, 10/1/13                          --    3,906,035   3,906,035
1,200,000            1,200,000           BP Capital Markets Plc, 5.25%, 11/7/13                  1,252,723           --   1,252,723
1,200,000            1,200,000           Caterpillar Financial, 7.9%, 12/15/18                   1,381,378           --   1,381,378
          2,575,000  2,575,000           Caterpillar Financial, 7.05%, 10/1/18                          --    2,710,260   2,710,260
          2,630,000  2,630,000           Ford Motor Credit Co., 5.7%, 1/15/10                           --    2,235,053   2,235,053
3,750,000            3,750,000           John Deere Capital Corp., 2.875%, 6/19/12               3,856,841           --   3,856,841
          3,155,000  3,155,000    4.00   SLM Corp., Floating Rate Note, 7/25/14                         --    1,590,846   1,590,846
                                                                                               -----------  ----------- -----------
                                                                                               $ 8,897,259  $12,361,542 $21,258,801
                                                                                               -----------  ----------- -----------
                                         Diversified Financial Services               1.83%
          1,450,000  1,450,000     8.4   C VAR, Floating Rate Note, Perpetual                  $        --  $   957,421 $   957,421
          2,575,000  2,575,000           JP Morgan Chase & Co., 6.0%, 1/15/18                           --    2,717,974   2,717,974
4,954,219            4,954,219           JP Morgan Chase & Co., 4.9%, 2/25/35                    3,789,799           --   3,789,799
          4,900,000  4,900,000           JPMorgan Chase & Co., 7.9%, 4/29/49                            --    4,075,967   4,075,967
          1,100,000  1,100,000           Nationsbank Corp., 7.75%, 8/15/15                              --    1,124,927   1,124,927
          1,153,920  1,153,920           PF Export Receivable Master Trust, 6.436%,
                                         6/1/15                                                         --    1,142,381   1,142,381
          1,860,842  1,860,842           Power Receivables Finance LLC, 6.29%,
                                         1/1/12                                                         --    1,822,843   1,822,843
            200,000    200,000           TNK-BP Finance SA, 6.625%, 3/20/17                             --       96,000      96,000
          1,000,000  1,000,000           TNK-BP Finance SA, 6.625%, 3/20/17                             --      480,000     480,000
          2,080,000  2,080,000           TNK-BP Finance SA, 7.5%, 7/18/16                               --    1,081,600   1,081,600
          1,000,000  1,000,000           TNK-BP Finance SA, 7.875%, 3/13/18                             --      500,000     500,000
                                                                                               -----------  ----------- -----------
                                                                                               $ 3,789,799  $13,999,113 $17,788,912
                                                                                               -----------  ----------- -----------
                                         Investment Banking & Brokerage               1.51%
          9,740,000  9,740,000    5.79   Goldman Sachs Capital, Floating Rate Note.,
                                         12/29/49                                              $        --  $ 3,744,280 $ 3,744,280
2,000,000            2,000,000           Goldman Sachs Group, Inc., 5.5%, 11/15/14               1,812,952           --   1,812,952
          3,325,000  3,325,000           Merrill Lynch & Co., 5.45%, 2/5/13                             --    3,196,143   3,196,143
1,200,000            1,200,000           Merrill Lynch & Co., 6.111%, 1/29/37                    1,797,850           --   1,797,850
          4,765,000  4,765,000           Morgan Stanley Dean Witter, 6.625%, 4/1/18                     --    4,180,287   4,180,287
                                                                                               -----------  ----------- -----------
                                                                                               $ 3,610,802  $11,120,710 $14,731,512
                                                                                               -----------  ----------- -----------
                                         Specialized Finance                          1.45%
          5,280,000  5,280,000           CIT Group, Inc., 7.625%, 11/30/12                     $        --  $ 4,457,212 $ 4,457,212
          5,904,965  5,904,965           Coso Geothermal Power, 7.0%, 7/15/26                           --    4,930,646   4,930,646
          2,500,000  2,500,000           International Lease Finance Corp., 6.375%,
                                         3/25/13                                                        --    1,698,240   1,698,240
          2,000,000  2,000,000           National Rural Utilities Corp., 5.45%,
                                         2/1/18                                                         --    1,775,818   1,775,818
          1,075,000  1,075,000           National Rural Utilities Corp., 10.375%,
                                         11/1/18                                                        --    1,258,189   1,258,189
                                                                                               -----------  ----------- -----------
                                                                                               $        --  $14,120,105 $14,120,105
                                                                                               -----------  ----------- -----------
                                         Total Diversified Financials                          $16,297,860  $61,177,309 $77,475,169
                                                                                               -----------  ----------- -----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                         Regions
Keegan                                                                                         Morgan
Select                                                                                         Keegan                   Pioneer
Fixed                Pioneer                                                                   Select                   Bond
Income    Pioneer    Bond                                                                      Fixed        Pioneer     Fund
Fund      Bond       Fund                                                          % of        Income       Bond        Pro-Forma
Principal Fund       Combined                                                      Pro-Forma   Fund         Fund        Combined
Amount    Principal  Principal  Floating                                           Combined    Market       Market      Market
($)       Amount ($) Amount ($) Rate (b)                                           Net Assets  Value        Value       Value
--------- ---------- ---------- --------                                           ----------  ----------   ----------- -----------
                                         Insurance                                    2.59%
                                         Life & Health Insurance                      0.23%
          2,800,000  2,800,000           Prudential Financial, 5.15%, 1/15/13                  $       --   $ 2,274,306 $ 2,274,306
                                                                                               ----------   ----------- -----------
                                         Multi-Line Insurance                         0.80%
          4,620,000  4,620,000           Liberty Mutual Group, 7.0%, 3/15/37                   $       --   $ 2,203,195 $ 2,203,195
          3,035,000  3,035,000           Liberty Mutual Group, 7.3%, 6/15/14                           --     2,841,868   2,841,868
            650,000    650,000   10.75   Liberty Mutual Group, Floating Rate Note,
                                         6/15/58                                                       --       357,500     357,500
          2,650,000  2,650,000           Loew Corp., 5.25%, 3/15/16                                    --     2,392,274   2,392,274
                                                                                               ----------   ----------- -----------
                                                                                               $       --   $ 7,794,837 $ 7,794,837
                                                                                               ----------   ----------- -----------
                                         Property & Casualty Insurance                1.02%
          3,742,000  3,742,000           Ambac Financial Group, Inc., 6.15%,
                                         2/15/37                                               $       --   $   374,174 $   374,174
          5,000,000  5,000,000           Hanover Insurance Group, 7.625%, 10/15/25                     --     3,000,000   3,000,000
          4,135,000  4,135,000           Kingsway America, Inc., 7.5%, 2/1/14                          --     3,445,075   3,445,075
          2,270,000  2,270,000   14.00   MBIA, Inc., Floating Rate Note, 1/15/33                       --     1,157,700   1,157,700
                                                                                               ----------   ----------- -----------
2,000,000            2,000,000           Travelers Cos, Inc., 6.25%, 6/15/37                    1,922,942            --   1,922,942
                                                                                               ----------   ----------- -----------
                                                                                               $1,922,942   $ 7,976,949 $ 9,899,891
                                                                                               ----------   ----------- -----------
                                         Reinsurance                                  0.54%
          2,150,000  2,150,000           Berkshire Hathway, Inc., 5.0%, 8/15/13                $       --   $ 2,187,068 $ 2,187,068
          4,720,000  4,720,000           Platinum Underwriters HD, 7.5%, 6/1/17                        --     3,063,936   3,063,936
                                                                                               ----------   ----------- -----------
                                                                                               $       --   $ 5,251,004 $ 5,251,004
                                                                                               ----------   ----------- -----------
                                         Total Insurance                                       $1,922,942   $23,297,096 $25,220,038
                                                                                               ----------   ----------- -----------
                                         Real Estate                                  1.44%
                                         Diversified Real Estate Activities           0.30%
          4,125,000  4,125,000           WEA Finance LLC, 7.125%, 4/15/18                      $       --   $ 2,926,238 $ 2,926,238
                                                                                               ----------   ----------- -----------
                                         Real Estate Operating Companies              0.29%
          8,180,000  8,180,000           Forest City Enterprises, 7.625%, 6/1/15               $       --   $ 2,863,000 $ 2,863,000
                                                                                               ----------   ----------- -----------
                                         Retail Real Estate Investment Trust          0.39%
          3,470,000  3,470,000           Trustreet Properties, Inc., 7.5%, 4/1/15              $       --   $ 3,765,134 $ 3,765,134
                                                                                               ----------   ----------- -----------
                                         Specialized Real Estate Investment Trust     0.46%
          4,125,000  4,125,000           Health Care, Inc., 6.2%, 6/1/16                       $       --   $ 2,640,000 $ 2,640,000
            860,000    860,000           Health Care, Inc., 6.0%, 11/15/13                             --       579,026     579,026
            935,000    935,000           Health Care, Inc., 8.0%, 9/12/12                              --       801,136     801,136
            565,000    565,000           Ventas Realty Capital Corp., 7.125%,
                                         6/1/15                                                        --       442,113     442,113
                                                                                               ----------   ----------- -----------
                                                                                               $       --   $ 4,462,275 $ 4,462,275
                                                                                               ----------   ----------- -----------
                                         Total Real Estate                                     $       --   $14,016,647 $14,016,647
                                                                                               ----------   ----------- -----------
                                         Software & Services                          0.49%
                                         Data Processing & Outsourced Services        0.49%
          4,845,000  4,845,000           First Data Corp., 9.875%, 9/24/15                     $       --   $ 2,931,225 $ 2,931,225
1,800,000            1,800,000           Oracle Corp., 5.75%, 4/15/18                           1,882,742            --   1,882,742
                                                                                               ----------   ----------- -----------
                                                                                               $1,882,742   $ 2,931,225 $ 4,813,967
                                                                                               ----------   ----------- -----------
                                         Total Software & Services                             $1,882,742   $ 2,931,225 $ 4,813,967
                                                                                               ----------   ----------- -----------
                                         Technology Hardware & Equipment              0.71%
                                         Electronic Equipment & Instruments           0.36%
          5,070,000  5,070,000           Agilent Technologies, Inc, 6.5%, 11/1/17              $       --   $ 3,485,133 $ 3,485,133
                                                                                               ----------   ----------- -----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                         Regions
Keegan                                                                                         Morgan
Select                                                                                         Keegan                   Pioneer
Fixed                Pioneer                                                                   Select                   Bond
Income    Pioneer    Bond                                                                      Fixed        Pioneer      Fund
Fund      Bond       Fund                                                          % of        Income       Bond         Pro-Forma
Principal Fund       Combined                                                      Pro-Forma   Fund         Fund         Combined
Amount    Principal  Principal  Floating                                           Combined    Market       Market       Market
($)       Amount ($) Amount ($) Rate (b)                                           Net Assets  Value        Value        Value
--------- ---------- ---------- --------                                           ----------  ----------   ----------- -----------
                                         Computers                                    0.18%
1,700,000            1,700,000           Hewlett-Packard Co.                                   $1,725,643   $        -- $ 1,725,643
                                                                                               ----------   ----------- -----------
                                         Electronic Manufacturing Services            0.18%
          2,170,000  2,170,000           Flextronics International, Ltd., 6.5%,
                                         5/15/13                                               $       --   $ 1,714,300 $ 1,714,300
                                                                                               ----------   ----------- -----------
                                         Total Technology Hardware & Equipment                 $1,725,643   $ 5,199,433 $ 6,925,076
                                                                                               ----------   ----------- -----------
                                         Semiconductors                               0.24%
                                         Semiconductor Equipment                      0.24%
          3,140,000  3,140,000           Klac Instruments Corp., 6.9%, 5/1/18                  $       --   $ 2,374,879 $ 2,374,879
                                                                                               ----------   ----------- -----------
                                         Total Semiconductors                                  $       --   $ 2,374,879 $ 2,374,879
                                                                                               ----------   ----------- -----------
                                         Telecommunication Services                   0.90%
                                         Integrated Telecommunication Services        0.90%
1,200,000            1,200,000           AT&T, Inc., 5.6%, 5/15/18                             $1,221,773   $        -- $ 1,221,773
1,000,000            1,000,000           Bellsouth Capital Funding Corp., 7.75%,
                                         2/15/10                                                1,035,080            --   1,035,080
          1,990,000  1,990,000           Embarq Corp., 7.082%, 6/1/16                                  --     1,532,300   1,532,300
          2,100,000  2,100,000           Verizon Communications, Inc., 8.75%,
                                         11/1/18                                                       --     2,463,766   2,463,766
          2,725,000  2,725,000           Windstream Corp., 8.125%, 8/1/13                              --     2,507,000   2,507,000
                                                                                               ----------   ----------- -----------
                                                                                               $2,256,853   $ 6,503,066 $ 8,759,919
                                                                                               ----------   ----------- -----------
                                         Total Telecommunication Services                      $2,256,853   $ 6,503,066 $ 8,759,919
                                                                                               ----------   ----------- -----------
                                         Utilities                                    3.47%
                                         Electric Utilities                           2.35%
1,000,000            1,000,000           Alabama Power Co., 4.85%, 12/15/12                    $1,000,077   $        -- $ 1,000,077
            980,000    980,000           Commonwealth Edison, 6.15%, 9/15/17                           --       911,251     911,251
            845,617    845,617           Crocket Cogeneration, 5.869%, 3/30/25                         --       673,204     673,204
          2,270,000  2,270,000           Entergy Gulf States, 5.7%, 6/1/15                             --     2,049,386   2,049,386
          1,714,104  1,714,104           FPL Energy America Wind LLC, 6.639%,
                                         6/20/23                                                       --     1,472,587   1,472,587
            647,850    647,850           FPL Energy Wind Funding, 6.876%, 6/27/17                      --       608,169     608,169
          1,925,000  1,925,000           Israel Electric Corp., 7.25%, 1/15/19                         --     1,795,351   1,795,351
            910,000    910,000           Nevada Power Co., 6.5%, 8/1/18                                --       875,527     875,527
          5,055,000  5,055,000           NY State Gas and Electric, 6.15%, 12/15/17                    --     4,600,535   4,600,535
          1,224,826  1,224,826           Orcal Geothermal, 6.21%, 12/30/20                             --     1,375,896   1,375,896
          2,690,000  2,690,000           Public Service of New Mexico, 7.95%,
                                         5/15/18                                                       --     2,189,009   2,189,009
            500,000    500,000           Southern California Edison Co., 5.75%,
                                         3/15/14                                                       --       523,969     523,969
          2,500,000  2,500,000           TXU Energy Co., 10.25%, 11/1/15                               --     1,775,000   1,775,000
          3,550,000  3,550,000           West Penn Power Co., 5.95%, 12/15/17                          --     2,990,705   2,990,705
                                                                                               ----------   ----------- -----------
                                                                                               $1,000,077   $21,840,589 $22,840,666
                                                                                               ----------   ----------- -----------
                                         Gas Utilities                                0.17%
          2,450,000  2,450,000           Nakilat, Inc., 6.267%, 12/31/33                       $       --   $ 1,641,721 $ 1,641,721
                                                                                               ----------   ----------- -----------
                                         Independent Power Producer & Energy          0.84%
                                         Traders
          2,675,000  2,675,000           Intergen NV, 9.0%, 6/30/17                            $       --   $ 2,193,500 $ 2,193,500
          2,105,000  2,105,000           Kiowa Power Partners LLC, 5.737%, 3/30/21                     --     1,611,083   1,611,083
          2,610,000  2,610,000           Panoche Energy Center, 6.885%, 7/31/29                        --     2,209,730   2,209,730
          2,748,495  2,748,495           Tenaska Alabama, 7.0%, 6/30/21                                --     2,155,744   2,155,744
                                                                                               ----------   ----------- -----------
                                                                                               $       --   $ 8,170,057 $ 8,170,057
                                                                                               ----------   ----------- -----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                        Regions
Keegan                                                                                        Morgan
Select                                                                                        Keegan                   Pioneer
Fixed                 Pioneer                                                                 Select                   Bond
Income     Pioneer    Bond                                                                    Fixed       Pioneer      Fund
Fund       Bond       Fund                                                         % of       Income      Bond         Pro-Forma
Principal  Fund       Combined                                                     Pro-Forma  Fund        Fund         Combined
Amount     Principal  Principal  Floating                                          Combined   Market      Market       Market
($)        Amount ($) Amount ($) Rate (b)                                          Net Assets Value       Value        Value
---------- ---------- ---------- --------                                          ---------- ----------- ------------ ------------
                                          Multi-Utilities                            0.11%
            1,365,000  1,365,000          NSG Holdings LLC, 7.75%, 12/15/25                   $        -- $  1,064,700 $  1,064,700
                                                                                              ----------- ------------ ------------
                                          Total Utilities                                     $ 1,000,077 $ 32,717,067 $ 33,717,144
                                                                                              ----------- ------------ ------------
                                          TOTAL CORPORATE BONDS                               $48,364,038 $280,793,465 $329,157,503
                                                                                              ----------- ------------ ------------
                                          U.S. GOVERNMENT & AGENCY OBLIGATIONS      43.00%
                                          Banks                                      0.14%
                                          Diversified Banks                          0.14%
            1,460,000  1,460,000          Korea Development Bank, 5.3%, 1/17/13               $        -- $  1,329,184 $  1,329,184
                                                                                              ----------- ------------ ------------
                                          Total Banks                                         $        -- $  1,329,184 $  1,329,184
                                                                                              ----------- ------------ ------------
                                          Government                                42.86%
              140,000    140,000          Fannie Mae, 5.24%, 8/7/18                           $        -- $    147,632 $    147,632
    80,000                80,000          Federal Home Loan Bank, 4.0%, 3/30/12                   855,314           --      855,314
           31,021,407 31,021,407          Federal Home Loan Mortgage Corp., 4.5%,
                                          11/1/18-11/1/35                                              --   31,656,294   31,656,294
 8,000,000  8,729,261 16,729,261          Federal Home Loan Mortgage Corp., 5.0%,
                                          10/1/20-6/1/35                                        8,081,636    8,966,417   17,048,053
            9,197,922  9,197,922          Federal Home Loan Mortgage Corp., 5.5%,
                                          12/1/18-11/1/35                                              --    9,445,073    9,445,073
 3,000,000             3,000,000          Federal Home Loan Mortgage Corp., 5.75%,
                                          1/15/12                                               3,353,181           --    3,353,181
 4,946,622 18,173,957 23,120,579          Federal Home Loan Mortgage Corp., 6.0%,
                                          5/1/17-6/1/35                                         5,101,402   18,767,566   23,868,968
            1,523,165  1,523,165          Federal Home Loan Mortgage Corp., 6.5%,
                                          3/1/13-11/1/33                                               --    1,589,193    1,589,193
               23,424     23,424          Federal Home Loan Mortgage Corp., 7.0%,
                                          11/1/30-12/1/30                                              --       24,617       24,617
                6,485      6,485          Federal Home Loan Mortgage Corp., 8.0%,
                                          8/1/31                                                       --        6,775        6,775
                2,055      2,055          Federal Home Loan Mortgage Corp., 8.048%,
                                          10/1/33                                                      --        2,108        2,108
            4,454,057  4,454,057          Federal National Mortgage Association,
                                          4.0%, 7/1/18-3/1/36                                          --    4,492,458    4,492,458
           21,379,013 21,379,013          Federal National Mortgage Association,
                                          4.5%, 4/1/19-3/1/37                                          --   21,860,964   21,860,964
              159,106    159,106          Federal National Mortgage Association,
                                          4.79%, 12/1/12                                               --      161,902      161,902
10,022,577 25,611,268 35,633,845          Federal National Mortgage Association,
                                          5.0%, 12/1/17-6/1/36                                 10,108,409   26,275,243   36,383,652
12,415,665 68,210,681 80,626,346          Federal National Mortgage Association,
                                          5.5%, 9/1/17-6/1/36                                  12,749,894   70,086,511   82,836,405
 8,058,711 23,812,927 31,871,638          Federal National Mortgage Association,
                                          6.0% 6/1/16-12/1/35                                   8,310,465   24,575,305   32,885,770
            2,324,317  2,324,317          Federal National Mortgage Association,
                                          6.5%, 7/1/29-7/1/34                                          --    2,428,397    2,428,397
            2,426,116  2,426,116          Federal National Mortgage Association,
                                          7.0%, 3/1/12-1/1/32                                          --    2,535,806    2,535,806
                8,491      8,491          Federal National Mortgage Association,
                                          7.5%, 8/1/20-4/1/30                                          --        8,997        8,997
               47,297     47,297          Federal National Mortgage Association,
                                          8.0%, 4/1/20-5/1/31                                          --       50,105       50,105
 2,237,316             2,237,316          Government National Mortgage Association,
                                          4.1437%, 6/25/34                                       2,154,571           --   2,154,571

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                        Regions
Keegan                                                                                        Morgan
Select                                                                                        Keegan                   Pioneer
Fixed                Pioneer                                                                  Select                   Bond
Income    Pioneer    Bond                                                                     Fixed       Pioneer      Fund
Fund      Bond       Fund                                                          % of       Income      Bond         Pro-Forma
Principal Fund       Combined                                                      Pro-Forma  Fund        Fund         Combined
Amount    Principal  Principal  Floating                                           Combined   Market      Market       Market
($)       Amount ($) Amount ($) Rate (b)                                           Net Assets Value       Value        Value
--------- ---------- ---------- --------                                           ---------- ----------- ------------ -------------
                                         Government (continued)
          18,201,697 18,201,697          Government National Mortgage Association,
                                         4.5%, 7/15/33-6/15/38                                $        -- $ 18,596,581 $ 18,596,581
           3,339,716  3,339,716          Government National Mortgage Association,
                                         5.0%, 10/15/18-4/15/35                                        --    3,455,210    3,455,210
5,689,817 23,284,692 28,974,509          Government National Mortgage Association,
                                         5.5%, 10/15/17-2/15/37                                 5,974,775   24,096,355   30,071,130
          25,228,431 25,228,431          Government National Mortgage Association,
                                         6.0%, 4/15/14-10/15/36                                        --   26,150,866   26,150,866
          12,048,321 12,048,321          Government National Mortgage Association,
                                         6.5%, 8/15/11-7/15/35                                         --   12,655,108   12,655,108
           1,598,477  1,598,477          Government National Mortgage Association,
                                         7.0%, 9/15/11-5/15/32                                         --    1,689,087    1,689,087
             172,448    172,448          Government National Mortgage Association,
                                         7.5%, 8/15/11-12/15/31                                        --      182,842      182,842
              12,104     12,104          Government National Mortgage Association,
                                         7.75%, 11/15/29-2/15/30                                       --       12,819       12,819
              13,833     13,833          Government National Mortgage Association,
                                         8.0%, 5/15/10                                                 --       14,469       14,469
             358,262    358,262          Government National Mortgage Association,
                                         I, 6.0%, 2/15/29                                              --      371,638      371,638
              97,057     97,057          Government National Mortgage Association,
                                         I, 7.0%, 12/15/30-3/15/31                                     --      102,654      102,654
              18,330     18,330          Government National Mortgage Association,
                                         I, 7.5%, 10/15/29                                             --       19,425       19,425
           2,398,859  2,398,859          Government National Mortgage Association,
                                         II, 4.5%, 12/20/34-1/20/35                                    --    2,426,931    2,426,931
           2,203,193  2,203,193          Government National Mortgage Association,
                                         II, 5.5%, 10/20/19-11/20/34                                   --    2,281,250    2,281,250
             115,471    115,471          Government National Mortgage Association,
                                         II, 6.5%, 2/20/29-4/20/29                                     --      121,567      121,567
             494,843    494,843          Government National Mortgage Association,
                                         II, 7.0%, 11/20/28-12/20/30                                   --      521,312      521,312
           1,420,000  1,420,000          U.S. Treasury Bonds, 3.875%, 5/15/18                          --    1,619,242    1,619,242
           1,500,000  1,500,000          U.S. Treasury Bonds, 4.25%, 11/15/13                          --    1,711,875    1,711,875
           3,750,000  3,750,000          U.S. Treasury Bonds, 6.25%, 8/15/23                           --    5,114,648    5,114,648
          14,572,000 14,572,000          U.S. Treasury Inflation Notes, 0.0%,                          --   13,453,424   13,453,424
                                         11/15/13
             500,000    500,000          U.S. Treasury Inflation Notes, 0.0%,                          --      467,624      467,624
                                         5/15/13
           3,517,440  3,517,440          U.S. Treasury Inflation Notes, 2.0%,                          --    3,332,774    3,332,774
                                         1/15/14
           1,750,000  1,750,000          U.S. Treasury Notes, 3.625%, 5/15/13                          --    1,922,813    1,922,813
             625,000    625,000          U.S. Treasury Notes, 4.0%, 2/15/15                            --      712,109      712,109
1,500,000             1,500,000          U.S. Treasury Notes, 4.125%, 5/15/15                   1,720,313           --    1,720,313
2,500,000             2,500,000          U.S. Treasury Notes, 4.25%, 8/15/15                    2,903,125           --    2,903,125
           2,000,000  2,000,000          U.S. Treasury Notes, 4.375%, 2/15/38                          --    2,678,750    2,678,750
3,000,000             3,000,000          U.S. Treasury Notes, 4.5%,
                                         3/31/12-2/15/16                                        3,387,344           --    3,387,344
3,000,000             3,000,000          U.S. Treasury Notes, 4.75%, 5/15/14                    3,530,391           --    3,530,391
             840,000    840,000          U.S. Treasury Notes, 5.5%, 8/15/28                            --    1,135,303    1,135,303
             450,000    450,000          U.S. Treasury Notes, 7.875%, 2/15/21                          --      668,813      668,813
                                                                                              ----------- ------------ ------------
                                         Total Government                                     $68,230,820 $348,596,852 $416,827,672
                                                                                              ----------- ------------ ------------
                                         TOTAL U.S. GOVERNMENT & AGENCY
                                         OBLIGATIONS                                          $68,230,820 $349,926,036 $418,156,856
                                                                                              ----------- ------------ ------------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                         Regions
Keegan                                                                                         Morgan
Select                                                                                         Keegan              Pioneer
Fixed                 Pioneer                                                                  Select              Bond
Income     Pioneer    Bond                                                                     Fixed   Pioneer     Fund
Fund       Bond       Fund                                                          % of       Income  Bond        Pro-Forma
Principal  Fund       Combined                                                      Pro-Forma  Fund    Fund        Combined
Amount     Principal  Principal  Floating                                           Combined   Market  Market      Market
($)        Amount ($) Amount ($) Rate (b)                                           Net Assets Value   Value       Value
---------  ---------- ---------- --------                                           ---------- ------- ----------- -----------
                                          MUNICIPAL BONDS                             1.22%
                                          Municipal Higher Education                  1.19%
           4,380,000  4,380,000           California State University Revenue,                 $    -- $ 4,033,717 $  4,033,717
                                          5.0%, 11/1/39
           4,600,000  4,600,000           Connecticut State Health & Educational,
                                          5.0%, 7/1/42                                              --   4,541,074    4,541,074
             730,000    730,000           Houston Higher Education Finance Corp.,
                                          5.0%, 5/15/47                                             --     685,901     685,901
           2,350,000  2,350,000           New York State Dormitory Authority, 5.0%,
                                          7/1/38                                                    --   2,328,521    2,328,521
                                                                                               ------- ----------- ------------
                                                                                               $    -- $11,589,213 $ 11,589,213
                                                                                               ------- ----------- ------------
                                          Municipal Tobacco                           0.03%
             315,000    315,000           Tobacco Settlement Authority Iowa, 6.79%,
                                          6/1/10                                               $    -- $   319,697 $    319,697
                                                                                               ------- ----------- ------------
                                          TOTAL MUNICIPAL BONDS                                $    -- $11,908,910 $ 11,908,910
                                                                                               ------- ----------- ------------
                                          SENIOR FLOATING RATE LOAN INTERESTS **      4.63%
                                          Energy                                      0.37%
                                          Integrated Oil & Gas                        0.15%
           1,795,500  1,795,500    8.00   Hudson Products Holdings, Inc., Term Loan,
                                          8/24/15                                              $    -- $ 1,418,445 $  1,418,445
                                                                                               ------- ----------- ------------
                                          Oil & Gas Exploration & Production          0.22%
           2,930,487  2,930,487    4.34   Calpine Corp., First Priority Term Loan,
                                          3/31,14                                              $    -- $ 2,173,793 $  2,173,793
                                                                                               ------- ----------- ------------
                                          Total Energy                                         $    -- $ 3,592,238 $  3,592,238
                                                                                               ------- ----------- ------------
                                          Materials                                   0.41%
                                          Paper Packaging                             0.41%
           2,375,819  2,375,819    5.50   Graham Packaging Co., New Term Loan,
                                          10/7/11                                              $    -- $ 1,730,388 $  1,730,388
           2,955,679  2,955,679    6.72   Graphic Packaging International, Inc.,
                                          Incremental
                                          Term, 5/16/14                                             --   2,209,370    2,209,370
                                                                                               ------- ----------- ------------
                                                                                               $    -- $ 3,939,758 $  3,939,758
                                                                                               ------- ----------- ------------
                                          Total Materials                                      $    -- $ 3,939,758 $  3,939,758
                                                                                               ------- ----------- ------------
                                          Capital Goods                               0.28%
                                          Aerospace & Defense                         0.22%
           3,391,757  3,391,757    5.44   Aeroflex, Inc., Tranche B-1 Term, 8/15/14            $    -- $ 2,136,807 $  2,136,807
                                                                                               ------- ----------- ------------
                                          Construction & Farm Machinery & Heavy       0.06%
                                          Trucks
             912,849    912,849    5.56   Accuride Corp., Term Advance, 1/31/12                $    -- $   631,577 $    631,577
                                                                                               ------- ----------- ------------
                                          Total Capital Goods                                  $    -- $ 2,768,384 $  2,768,384
                                                                                               ------- ----------- ------------
                                          Commercial Services & Supplies              0.21%
                                          Environmental & Facilities Services         0.21%
           2,969,849  2,969,849    4.24   Synagro Technologies, Inc., Term Loan,
                                          4/2/14                                               $    -- $ 2,004,648 $  2,004,648
                                                                                               ------- ----------- ------------
                                          Total Commercial Services & Supplies                 $    -- $ 2,004,648 $  2,004,648
                                                                                               ------- ----------- ------------
                                          Transportation                              0.10%
                                          Air Freight & Couriers                      0.10%
             402,514    402,514    3.10   TNT Logistics, Additional Pre-funded                 $    -- $   249,559 $    249,559
                                          Loan, 11/4/13
           1,214,127  1,214,127    5.05   TNT Logistics, U.S. Term Loan, 11/4/13                    --     752,758      752,758
                                                                                               ------- ----------- ------------
                                                                                               $    -- $ 1,002,317 $  1,002,317
                                                                                               ------- ----------- ------------
                                          Total Transportation                                 $    -- $ 1,002,317 $  1,002,317
                                                                                               ------- ----------- ------------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                         Regions
Keegan                                                                                         Morgan
Select                                                                                         Keegan              Pioneer
Fixed                Pioneer                                                                   Select              Bond
Income    Pioneer    Bond                                                                      Fixed   Pioneer     Fund
Fund      Bond       Fund                                                           % of       Income  Bond        Pro-Forma
Principal Fund       Combined                                                       Pro-Forma  Fund    Fund        Combined
Amount    Principal  Principal  Floating                                            Combined   Market  Market      Market
($)       Amount ($) Amount ($) Rate (b)                                            Net Assets Value   Value       Value
--------- ---------- ---------- --------                                            ---------- ------- ----------  -----------
                                         Automobiles & Components                      0.23%
                                         Tires & Rubber                                0.23%
          3,440,000  3,440,000    2.22   Goodyear Tire & Rubber Co., Second Lien
                                         Loan, 4/30/14                                         $    -- $2,210,200  $2,210,200
                                                                                               ------- ----------  ----------
                                         Total Automobiles & Components                        $    -- $2,210,200  $2,210,200
                                                                                               ------- ----------  ----------
                                         Consumer Durables & Apparel                   0.10%
                                         Housewares & Specialties                      0.10%
          1,305,128  1,305,128    3.96   Jarden Corp., Term Loan B-3, 1/24/12                  $    -- $1,019,305  $1,019,305
                                                                                               ------- ----------  ----------
                                         Total Consumer Durables & Apparel                     $    -- $1,019,305  $1,019,305
                                                                                               ------- ----------  ----------
                                         Consumer Services                             0.15%
                                         Casinos & Gaming                              0.15%
          1,548,060  1,548,060    5.44   Fontainebleau Las Vegas, Initial Term                 $    -- $  445,067  $  445,067
                                         Loan, 6/6/14
            395,128    395,128    6.55   Gateway Casinos & Entertainment, Delayed
                                         Draw, 9/30/14                                              --    175,832     175,832
          1,955,885  1,955,885    6.55   Gateway Casinos & Entertainment, Term
                                         Advance, 9/30/14                                           --    870,369     870,369
                                                                                               ------- ----------  ----------
                                                                                               $    -- $1,491,268  $1,491,268
                                                                                               ------- ----------  ----------
                                         Total Consumer Services                               $    -- $1,491,268  $1,491,268
                                                                                               ------- ----------  ----------
                                         Media                                         0.20%
                                         Broadcasting                                  0.14%
          3,300,000  3,300,000    2.71   Univision Communication, Inc., Initial
                                         Term Loan,
                                         9/29/14                                               $    -- $1,356,666  $1,356,666
                                                                                               ------- ----------  ----------
                                         Cable & Satellite                             0.06%
            970,446    970,446    6.40   Knology, Inc., Term Loan, 4/30/12                     $    -- $  558,006  $  558,006
                                                                                               ------- ----------  ----------
                                         Total Media                                           $    -- $1,914,672  $1,914,672
                                                                                               ------- ----------  ----------
                                         Retailing                                     0.10%
                                         Internet Retail                               0.10%
          1,358,000  1,358,000    6.64   Ticketmaster Corp., Term B Loan, 7/25/14              $    -- $  937,020  $  937,020
                                                                                               ------- ----------  ----------
                                         Total Retailing                                       $    -- $  937,020  $  937,020
                                                                                               ------- ----------  ----------
                                         Health Care Equipment & Services              1.15%
                                         Health Care Equipment                         0.38%
          4,169,535  4,169,535    5.64   Talecris Biotherapeutics Holdings, First
                                         Term Lien, 12/6/13                                    $    -- $3,658,767  $3,658,767
                                                                                               ------- ----------  ----------
                                         Health Care Facilities                        0.48%
          1,709,567  1,709,567    4.45   CHS/Community Health Systems, Inc., Funded
                                         Term, 7/13/14                                         $    -- $1,339,446  $1,339,446
             29,144     29,144    1.80   CHS/Community Health Systems, Inc.,
                                         Delayed Draw, 7/25/14                                      --     22,835      22,835
          2,842,000  2,842,000    3.71   HCA, Inc., Tranche B Term, 11/18/13                        --  2,246,956   2,246,956
          1,169,821  1,169,821    4.82   Sun Health Care Group, Inc., Term Loan,                    --    807,177     807,177
                                         4/19/14
            265,517    265,517    1.36   Sun Health Care Group, Inc., Synthetic                     --    183,207     183,207
                                         LC, 4/21/14
            157,419    157,419    3.74   Sun Health Care Group, Inc., Delayed Draw,
                                         4/19/14                                                    --    108,619     108,619
                                                                                               ------- ----------  ----------
                                                                                               $    -- $4,708,240  $4,708,240
                                                                                               ------- ----------  ----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                         Regions
Keegan                                                                                         Morgan
Select                                                                                         Keegan              Pioneer
Fixed                Pioneer                                                                   Select              Bond
Income    Pioneer    Bond                                                                      Fixed   Pioneer     Fund
Fund      Bond       Fund                                                           % of       Income  Bond        Pro-Forma
Principal Fund       Combined                                                       Pro-Forma  Fund    Fund        Combined
Amount    Principal  Principal  Floating                                            Combined   Market  Market      Market
($)       Amount ($) Amount ($) Rate (b)                                            Net Assets Value   Value       Value
--------- ---------- ---------- --------                                            ---------- ------- ----------- -----------
                                         Health Care Services                          0.18%
          2,829,716  2,829,716    3.71   Catalent Pharma Solutions, Inc., Dollar
                                         Term Loan, 4/10/14                                    $    -- $ 1,719,053 $ 1,719,053
                                                                                               ------- ----------- -----------
                                         Health Care Supplies                          0.12%
          1,425,597  1,425,597    4.71   Bausch & Lomb, Term Loan, 4/24/15                     $    -- $   977,552 $   977,552
            216,000    216,000    3.43   Bausch & Lomb, Delayed Draw, 4/24/15                       --     148,114     148,114
                                                                                               ------- ----------- -----------
                                                                                               $    -- $ 1,125,666 $ 1,125,666
                                                                                               ------- ----------- -----------
                                         Total Health Care Equipment & Services                $    -- $11,211,726 $11,211,726
                                                                                               ------- ----------- -----------
                                         Pharmaceuticals & Biotechnology               0.10%
                                         Life Sciences Tools & Services                0.10%
          1,047,375  1,047,375    5.25   Life Technologies Corp., Term B Facility,
                                         6/11/16                                               $    -- $   984,533 $  984,533
                                                                                               ------- ----------- -----------
                                         Total Pharmaceuticals & Biotechnology                 $    -- $   984,533 $  984,533
                                                                                               ------- ----------- -----------
                                         Diversified Financials                        0.43%
                                         Diversified Financial Services                0.43%
          5,558,000  5,558,000    4.94   Metavante Corp., Term Loan, 11/1/14                   $    -- $ 4,168,500 $ 4,168,500
                                                                                               ------- ----------- -----------
                                         Total Diversified Financials                          $    -- $ 4,168,500 $ 4,168,500
                                                                                               ------- ----------- -----------
                                         Software & Services                           0.27%
                                         IT Consulting & Other Services                0.17%
          2,425,253  2,425,253    4.02   SunGard Data Systems, Inc., New U.S. Term,
                                         2/28/14                                               $    -- $ 1,675,849 $ 1,675,849
                                                                                               ------- ----------- -----------
                                         Systems Software                              0.10%
          1,039,395  1,039,395    6.34   Macrovision Solutions Corp., Term Loan,
                                         5/2/13                                                $    -- $   945,849 $   945,849
                                                                                               ------- ----------- -----------
                                         Total Software & Services                             $    -- $ 2,621,698 $ 2,621,698
                                                                                               ------- ----------- -----------
                                         Semiconductors                                0.10%
                                         Semiconductor Equipment                       0.10%
            330,636    330,636    7.07   Flextronics Semiconductor, A-1-A Delayed
                                         Draw, 10/1/14                                         $    -- $   212,709 $   212,709
                                                                                               ------- ----------- -----------
          1,150,614  1,150,614    6.16   Flextronics Semiconductor, A Closing Date
                                         Loan, 10/1/14                                                -    740,228     740,228
                                                                                               ------- ----------- -----------
                                                                                               $    -- $   952,937 $   952,937
                                                                                               ------- ----------- -----------
                                         Total Semiconductors                                  $    -- $   952,937 $   952,937
                                                                                               ------- ----------- -----------
                                         Telecommunication Services                    0.29%
                                         Integrated Telecommunication Services         0.22%
            240,834    240,834    4.46   Telesat Canada, U.S. Term II Loan,                    $    -- $   166,434 $   166,434
                                         10/24/14
          2,803,993  2,803,993    6.10   Telesat Canada, U.S. Term I Loan, 10/24/14                 --   1,937,758   1,937,758
                                                                                               ------- ----------- -----------
                                                                                               $    -- $ 2,104,192 $ 2,104,192
                                                                                               ------- ----------- -----------
                                         Wireless Telecommunication Services           0.08%
            796,975    796,975    3.51   Centennial Cellular, New Term Loan, 2/9/11            $    -- $   761,112 $   761,112
                                                                                               ------- ----------- -----------
                                         Total Telecommunication Services                      $    -- $ 2,865,304 $ 2,865,304
                                                                                               ------- ----------- -----------
                                         Utilities                                     0.14%
                                         Electric Utilities                            0.14%
          1,975,000  1,975,000    5.60   Texas Competitive Electric Holdings,
                                         Initial Tranche B-2, 10/10/13                         $    -- $ 1,378,385 $ 1,378,385
                                                                                               ------- ----------- -----------
                                         Total Utilities                                       $    -- $ 1,378,385 $ 1,378,385
                                                                                               ------- ----------- -----------
                                         TOTAL SENIOR FLOATING RATE LOAN INTERESTS             $    -- $45,062,893 $45,062,893
                                                                                               ------- ----------- -----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                      Regions
Keegan                                                                                      Morgan
Select                                                                                      Keegan                 Pioneer
Fixed                Pioneer                                                                Select                 Bond
Income    Pioneer    Bond                                                                   Fixed       Pioneer    Fund
Fund      Bond       Fund                                                        % of       Income      Bond       Pro-Forma
Principal Fund       Combined                                                    Pro-Forma  Fund        Fund       Combined
Amount    Principal  Principal  Floating                                         Combined   Market      Market     Market
($)       Amount ($) Amount ($) Rate (b)                                         Net Assets Value       Value      Value
--------- ---------- ---------- --------                                         ---------- ---------- ----------- -----------
                                         TEMPORARY CASH INVESTMENTS                 4.28%
                                         Securities Lending Collateral              2.05%
                                         Certificates of Deposit:                   1.24%
            605,028    605,028           Abbey National Plc, 3.15%, 8/13/09                 $       -- $   605,028 $   605,028
            604,946    604,946           Bank of Nova Scotia, 3.21%, 5/5/09                         --     604,946     604,946
            966,880    966,880           Bank of Scotland NY, 2.92%, 6/5/09                         --     966,880     966,880
          1,089,050  1,089,050           Barclays Bank, 1.5%, 5/27/09                               --   1,089,050   1,089,050
            192,361    192,361           Calyon NY, 4.62%, 1/16/09                                  --     192,361     192,361
          1,210,056  1,210,056           CBA, 4.87%, 7/16/09                                        --   1,210,056   1,210,056
          1,089,050  1,089,050           DNB NOR Bank ASA NY, 3.04%, 6/5/09                         --   1,089,050   1,089,050
          1,108,411  1,108,411           Intesa SanPaolo S.p.A., 1.44%, 5/22/09                     --   1,108,411   1,108,411
             70,088     70,088           NORDEA NY, 4.13%, 4/9/09                                   --      70,088      70,088
            907,542    907,542           Royal Bank of Canada NY, 2.7%, 8/7/09                      --     907,542     907,542
            605,028    605,028           Royal Bank of Scotland, 3.06%, 3/5/09                      --     605,028     605,028
            120,950    120,950           Skandinavian Enskilda Bank NY, 3.06%,
                                         2/13/09                                                    --     120,950     120,950
          1,210,056  1,210,056           Societe Generale, 3.29%, 9/4/09                            --   1,210,056   1,210,056
          1,089,050  1,089,050           Svenska Bank NY, 4.61%, 7/8/09                             --   1,089,050   1,089,050
          1,210,056  1,210,056           U.S. Bank NA, 2.25%, 8/24/09                               --   1,210,056   1,210,056
                                                                                            ---------- ----------- -----------
                                                                                            $       -- $12,078,550 $12,078,550
                                                                                            ---------- ----------- -----------
                                         Mutual Fund:                               0.81%
7,870,154        --  7,870,154           Bank of New York Institutional Cash
                                         Reserves Fund                                      $7,828,943 $        -- $ 7,828,943
                                                                                            ---------- ----------- -----------
                                                                                            $7,828,943  12,078,550  19,907,493
                                                                                            ---------- ----------- -----------
                                         Commercial Paper:                          0.90%
          1,188,275  1,188,275           American Honda Finance Corp., 4.95%,
                                         7/14/09                                            $       -- $ 1,188,275 $ 1,188,275
            115,305    115,305           BBVA U.S., 2.83%, 3/12/09                                  --     115,305     115,305
            605,028    605,028           CME Group, Inc., 2.9%, 8/6/09                              --     605,028     605,028
            604,964    604,964           General Electric Capital Corp., 2.86%,
                                         3/16/09                                                    --     604,964     604,964
          1,210,056  1,210,056           HSBC Bank, Inc., 2.5%, 8/14/09                             --   1,210,056   1,210,056
            605,028    605,028           IBM, 2.39%, 9/25/09                                        --     605,028     605,028
          1,089,050  1,089,050           Met Life Global Funding, 3.19%, 6/12/09                    --   1,089,050   1,089,050
          1,210,056  1,210,056           Monumental Global Funding, Ltd., 2.5%,
                                         8/17/09                                                    --   1,210,056   1,210,056
          1,089,050  1,089,050           New York Life Global, 2.13%, 09/04/09                      --   1,089,050   1,089,050
          1,028,547  1,028,547           Westpac Banking Corp., 2.34%, 6/1/09                       --   1,028,547   1,028,547
                                                                                            ---------- ----------- -----------
                                                                                            $       -- $ 8,745,358 $ 8,745,358
                                                                                            ---------- ----------- -----------
                                         Tri-party Repurchase Agreements:           0.29%
            205,564    205,564           Barclays Capital Markets, 0.5%, 1/2/09             $       -- $   205,564 $   205,564
          2,662,122  2,662,122           Deutsche Bank, 0.25%, 1/2/09                               --   2,662,122   2,662,122
                                                                                            ---------- ----------- -----------
                                                                                            $       -- $ 2,867,687 $ 2,867,687
                                                                                            ---------- ----------- -----------
                                         Time Deposit:                              0.12%
          1,210,056  1,210,056           BNP Paribas, 0.01%, 1/2/09                         $       -- $ 1,210,056 $ 1,210,056
                                                                                            ---------- ----------- -----------

           See accompanying notes to pro forma financial statements.

Regions
Morgan                                                                                  Regions
Keegan                                                                                  Morgan
Select                                                                                  Keegan                     Pioneer
Fixed                Pioneer                                                            Select                     Bond
Income    Pioneer    Bond                                                               Fixed        Pioneer       Fund
Fund      Bond       Fund                                                    % of       Income       Bond          Pro-Forma
Principal Fund       Combined                                                Pro-Forma  Fund         Fund          Combined
Amount    Principal  Principal  Floating                                     Combined   Market       Market        Market
($)       Amount ($) Amount ($) Rate (b)                                     Net Assets Value        Value         Value
--------- ---------- ---------- --------                                     ---------- ------------ ------------  --------------
                                         Money Market Mutual Fund:              0.92%
            302,514    302,514           Columbia Government Reserves Fund,
                                         0.82%, 1/2/09                                  $         -- $    302,514   $      302,514
3,844,626            3,844,626           Fidelity Institutional Money Market
                                         Fund                                              3,844,626           --        3,844,626
3,844,626            3,844,626           Fidelity U.S. Treasury Cash Reserve
                                         Fund                                              3,844,626           --        3,844,626
            907,542    907,542           JP Morgan, U.S. Government Money
                                         Market Fund, 0.98%, 1/2/09                               --      907,542          907,542
                                                                                        ------------ ------------   --------------
                                                                                        $  7,689,252 $  1,210,056   $    8,899,308
                                                                                        ------------ ------------   --------------
                                         TOTAL TEMPORARY CASH INVESTMENTS               $ 15,518,195 $ 26,111,706   $   41,629,901
                                                                                        ------------ ------------   --------------
                                         TOTAL INVESTMENT IN SECURITIES        101.19%  $136,594,773 $847,531,331   $  984,126,104
                                                                                        ------------ ------------   --------------
                                         OTHER ASSETS AND LIABILITIES           (1.19)% $ (7,491,049)$ (4,083,900)  $  (11,574,949)
                                                                                        ------------ ------------   --------------
                                         TOTAL NET ASSETS                      100.00%  $129,103,724 $843,447,431   $  972,551,155
                                                                                        ------------ ------------   --------------
                                         TOTAL INVESTMENT AT COST                       $144,921,650 $944,191,733   $1,089,113,383
                                                                                        ------------ ------------   --------------

                                         (a) No adjustments are shown to the
                                             unaudited pro forma combined
                                             schedule of investments due to
                                             the fact that upon consummation
                                             of the merger no securities
                                             would need to be sold in order
                                             for Pioneer Cash Reserves Fund
                                             to comply with its prospectus
                                             restrictions. The foregoing
                                             sentence shall not restrict in
                                             any way the ability of the
                                             investment adviser of the funds
                                             from buying or selling
                                             securities in the normal course
                                             of such fund's business and
                                             operations.

                                         **  Senior secured floating rate
                                             loan interests in which the
                                             Portfolio invests generally pay
                                             interest at rates that are
                                             periodically redetermined by
                                             reference to a base lending rate
                                             plus a premium. These base
                                             lending rates are generally (i)
                                             the lending rate offered by one
                                             or more major European banks,
                                             such as LIBOR (London InterBank
                                             Offered Rate), (ii) the prime
                                             rate offered by one or more
                                             major United States banks, (iii)
                                             the certificate of deposit or
                                             (iv) other base lending rates
                                             used by commercial lenders. The
                                             rate shown is the coupon rate at
                                             period end.

                                         (b) Debt obligation with a variable
                                             interest rate. Rate shown is
                                             rate at period end.

           See accompanying notes to pro forma financial statements.

Pro Forma Combined Statement of Assets & Liabilities for Regions Morgan Keegan Select Fixed Income Fund and Pioneer Bond Fund As of 12/31/08
(unaudited)

                                                                                                    Pioneer             Pioneer
                                                          Regions Morgan       Pioneer             Bond Fund           Bond Fund
                                                          Keegan Select          Bond              Pro Forma           Pro Forma
                                                        Fixed Income Fund        Fund             Adjustments           Combined
                                                       ------------------- ---------------  ----------------------  ---------------
ASSETS:
 Investment in securities, at value (Cost $144,921,650
  and $944,533,276, respectively)                         $ 136,594,773     $ 847,531,331                            $  984,126,104
 Cash                                                                --        24,937,430                                24,937,430
 Receivables -
  Investment securities sold                                        287             7,250                                     7,537
  Fund shares sold                                                              1,233,525                                 1,233,525
  Dividends and interest                                      1,015,355         8,474,984                                 9,490,339
  Due from Pioneer Investment Management, Inc.                       --            94,277                                    94,277
 Other                                                               --            57,030                                    57,030
                                                          -------------     -------------                            --------------
   Total assets                                           $ 137,610,415     $ 882,335,827                            $1,019,946,242
                                                          -------------     -------------                            --------------
LIABILITIES:
 Payables -
  Investment securities purchased                         $      42,973     $   6,412,939                            $    6,455,912
  Fund shares repurchased                                            --         1,426,953                                 1,426,953
  Dividends                                                     477,073         4,230,592                                 4,707,665
  Upon return of securities loaned                            7,870,154        26,111,705                                33,981,859
 Due to affiliates                                               82,642           197,415                                   280,057
 Unrealized depreciation on unfunded corporate loans                 --           341,544                                   341,544
 Accrued expenses                                                33,849           167,249                                   201,098
                                                          -------------     -------------                            --------------
   Total liabilities                                      $   8,506,691     $  38,888,397                                47,395,088
                                                          -------------     -------------                            --------------
NET ASSETS:
 Paid-in capital                                          $ 160,847,007     $ 942,910,599                            $1,103,757,606
 Undistributed net investment income                                 --        (1,057,540)                               (1,057,540)
 Accumulated net realized loss on investments               (23,416,406)       (1,745,227)                              (25,161,633)
 Net unrealized loss on investments                          (8,326,877)      (96,660,402)                             (104,987,279)
                                                          -------------     -------------                            --------------
   Total net assets                                       $ 129,103,724     $ 843,447,430                            $  972,551,154
                                                          -------------     -------------                            --------------
NET ASSETS BY CLASS:
 Class A                                                  $  57,938,810     $ 267,325,816           1,634,698(a)(b)  $  326,899,324
                                                          -------------     -------------                            --------------
 Class B                                                  $          --     $  29,869,377                            $   29,869,377
                                                          -------------     -------------                            --------------
 Class C                                                  $   1,634,698     $  41,052,919          (1,634,698)(b)    $   41,052,919
                                                          -------------     -------------                            --------------
 Class I                                                  $  69,530,216     $          --         (69,530,216)(a)    $           --
                                                          -------------     -------------                            --------------
 Class R                                                  $          --     $  11,702,382                            $   11,702,382
                                                          -------------     -------------                            --------------
 Class Y                                                  $          --     $ 493,404,473          69,530,216(a)     $  562,934,689
                                                          -------------     -------------                            --------------
 Class Z                                                  $          --     $      92,463                            $       92,463
                                                          -------------     -------------                            --------------
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
 Class A                                                      6,526,146        32,536,980             721,239(a)(b)      39,784,365
                                                          -------------     -------------                            --------------
 Class B                                                             --         3,656,358                                 3,656,358
                                                          -------------     -------------                            --------------
 Class C                                                        184,138         5,043,665            (184,138)(b)         5,043,665
                                                          -------------     -------------                            --------------
 Class I                                                      7,834,413                --          (7,834,413)(a)                --
                                                          -------------     -------------                            --------------
 Class R                                                             --         1,410,825                                 1,410,825
                                                          -------------     -------------                            --------------
 Class Y                                                             --        60,570,442           8,531,315(a)         69,101,757
                                                          -------------     -------------                            --------------
 Class Z                                                             --            11,249                                    11,249
                                                          -------------     -------------                            --------------
NET ASSET VALUE PER SHARE:
 Class A                                                  $        8.88     $        8.22                            $         8.22
                                                          -------------     -------------                            --------------
 Class B                                                  $          --     $        8.17                            $         8.17
                                                          -------------     -------------                            --------------
 Class C                                                  $        8.88     $        8.14                            $         8.14
                                                          -------------     -------------                            --------------
 Class I                                                  $        8.87     $          --                            $           --
                                                          -------------     -------------                            --------------
 Class R                                                  $          --     $        8.29                            $         8.29
                                                          -------------     -------------                            --------------
 Class Y                                                  $          --     $        8.15                            $         8.15
                                                          -------------     -------------                            --------------
 Class Z                                                  $          --     $        8.22                            $         8.22
                                                          -------------     -------------                            --------------
MAXIMUM OFFERING PRICE:
 Class A                                                  $        9.06     $        8.61                            $         8.61
                                                          -------------     -------------                            --------------

(a) Class A and I shares of Regions Morgan Keegan Select Fixed Income Fund are exchanged for Class A and Y shares of Pioneer Bond Fund, respectively.
(b) Class C shares of Regions Morgan Keegan Select Fixed Income Fund are exchanged for Class A shares of Pioneer Bond Fund.

           See accompanying notes to pro forma financial statements.

Pro Forma Statement of Operations
For the Year Ended December 31, 2008
(unaudited)


                                                                                              Pioneer             Pioneer
                                                        Regions Morgan                          Bond               Bond
                                                         Keegan Select        Pioneer           Fund               Fund
                                                         Fixed Income          Bond          Pro Forma           Pro Forma
                                                             Fund              Fund         Adjustments          Combined
                                                        ---------------   --------------   -------------      --------------
INVESTMENT INCOME:
 Dividends                                              $      64,668     $      372,057                      $      436,725
 Interest                                                   7,818,663         61,410,887                          69,229,550
 Litigation fees                                                               1,401,333                           1,401,333
 Income on securities loaned, net                             109,073            249,431                             358,504
                                                        -------------     --------------   -----------        --------------
   Total investment income                              $   7,992,404     $   63,433,708   $        --        $   71,426,112
                                                        -------------     --------------   -----------        --------------
EXPENSES:
 Management fees                                        $     759,120     $    5,036,348                      $    5,795,468
 Transfer agent fees                                           86,515                 --   $   (86,515)(b)                --
 Class A                                                           --            540,325       156,049(b)            696,374
 Class B                                                           --            105,110                             105,110
 Class C                                                           --             70,606                              70,606
 Class R                                                           --             13,061                              13,061
 Class Y                                                           --            254,404        19,972(b)            274,376
 Class Z                                                           --                 26                                  26
 Shareholder service fees - Class A Shares                    213,979                 --      (213,979)(b)                --
 Shareholder service fees - Class C Shares                      5,233                 --        (5,233)(d)                --
 Distribution fees                                                                                  --
 Class A                                                           --            689,976       219,178(b)            909,154
 Class B                                                           --            343,096                             343,096
 Class C                                                       15,699            374,288       (15,699)(d)           374,288
 Class R                                                           --             57,509                              57,509
 Shareholder communications expense                                --            317,711                             317,711
 Administrative fees                                          136,643            304,034      (102,532)(b)           338,145
 Custodian fees                                                32,864             58,065       (26,707)(a)            64,222
 Registration fees                                             36,135            109,857       (21,975)(a)           124,017
 Professional fees                                                 --            193,438        12,313(c)            205,751
 Accounting fees                                               45,547                 --       (45,547)(a)                --
 Legal fees                                                    21,258                 --       (21,258)(a)                --
 Audit fees                                                    10,539                 --       (10,539)(a)                --
 Printing expense                                              13,019             67,214        (2,752)(a)            77,481
 Fees and expenses of nonaffiliated trustees                    7,532             26,688        (3,838)(a)            30,382
 Insurance premiums                                             1,808                 --        (1,808)(a)                --
 Miscellaneous                                                 13,385            227,053        (2,802)(a)           237,636
                                                        -------------     --------------   -----------        --------------
   Total expenses                                       $   1,399,276     $    8,788,809   $  (153,672)       $   10,034,413
   Less management fees waived and expenses assumed                                                                       --
    by Pioneer Investment Management, Inc.                         --           (586,496)     (139,482)(b)          (725,978)
   Less fees paid indirectly                                       --            (19,460)                            (19,460)
                                                        -------------     --------------   -----------        --------------
   Net expenses                                         $   1,399,276     $    8,182,853   $  (293,154)       $    9,288,975
                                                        -------------     --------------   -----------        --------------
    Net investment income                               $   6,593,128     $   55,250,855   $   293,154        $   62,137,137
                                                        -------------     --------------   -----------        --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:                                                                       --
 Net realized gain (loss) from:                                                                                           --
  Investments                                           $  (6,780,453)    $   18,002,707                      $   11,222,254
                                                        -------------     --------------    -----------       --------------
                                                        $  (6,780,453)    $   18,002,707    $        --       $   11,222,254
                                                        -------------     --------------    -----------       --------------
 Change in net unrealized gain or loss from:                                                                              --
  Investments                                           $  (4,213,950)    $ (109,822,321)                     $ (114,036,271)
  Unfunded corporate loans                                         --           (342,380)                           (342,380)
                                                        -------------     --------------    -----------       --------------
                                                           (4,213,950)      (110,164,701)   $        --         (114,378,651)
                                                        -------------     --------------    -----------       --------------
  Net gain (loss) on investments                        $ (10,994,403)    $  (92,161,994)   $        --       $ (103,156,397)
                                                        -------------     --------------    -----------       --------------
  Net increase in net assets resulting from operations  $  (4,401,275)    $  (36,911,139)   $   293,154       $  (41,019,260)
                                                        -------------     --------------    -----------       --------------

(a)  Reflects reduction in expenses due to elimination of duplicate services.
(b) Expenses and expense limitations conformed to Pioneer Bond Fund's contracts with affiliated parties.
(c) Reflects increase in expenses due to an increase in the combined average net assets.
(d) Reflects the exchange of Regions Morgan Keegan Select Fixed Income Fund's Class C shares into Pioneer Bond Fund's Class A shares.

           See accompanying notes to pro forma financial statements.

Pro Forma Notes to Combined Financial Statements for Regions Morgan Keegan Select Fixed Income Fund and Pioneer Bond Fund As of 12/31/08
(unaudited)

1.   Description of the Fund

     Pioneer Bond Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The investment objectives of the Fund are to seek current income consistent with preservation of capital.

     The Trustees have authorized the issuance of six classes of shares of the Fund. The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class R shares were first publicly offered on April 1, 2003. As planned, on December 10, 2006, Investor Class shares were converted to Class A shares. Class Z shares were first publicly offered on July 6, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distributions fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C, and Class R shareowners, respectively. There is no distribution plan for Class Y and Class Z shares.

2.   Basis of Combination

     The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed merger of Regions Morgan Keegan Select Fixed Income Fund (the "RMK Fund") with and into the Fund (the "Merger"), as if such merger had taken place as of January 1, 2008.

     Under the terms of an Agreement and Plan of Merger between these two funds, the combination of the Fund and the RMK Fund will be treated as a tax-free business combination and, accordingly, will be accounted for by a method of accounting for tax-free mergers of investment companies. The Merger will be accomplished by an acquisition of the net assets of the RMK Fund in exchange for shares of the Fund at their net asset values. Class A and I shares of the RMK Fund will be exchanged for Class A and Y shares of the Fund. Class C shares of the RMK Fund will be exchanged for Class A share of the Fund. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and the RMK Fund have been combined as of and for the most recent twelve months ended December 31, 2008. Following the Merger, the Fund will be the accounting survivor. All related merger costs will be borne by Pioneer Investment Management Inc. ("Pioneer"), the investment adviser of the Fund, and Morgan Asset Management, Inc. ("MAM"), the investment adviser to the RMK Fund.

     These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and the RMK Fund included in their respective semi-annual and annual reports to shareowners dated December 31 and November 30, 2008, respectively. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Merger took place on January 1, 2008.

3.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of the Board of Trustees. At December 31, 2008 there were no securities fair valued. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Temporary cash investments are valued at cost which approximates market value.

     All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and are included in interest income. Market discount and premium are accreted or amortized daily. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis.

4.   Capital Shares

     The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at December 31, 2008 in connection with the proposed Merger. The number of shares assumed to be issued is equal to the net assets of the RMK Fund as of December 31, 2008, divided by the net asset value of the Fund's shares as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2008:

--------------------------------------------------------------------------------------
                        Shares of        Additional Shares
                         The Fund         Assumed Issued      Total Outstanding Shares
Class of Shares      Pre-Combination         In Merger            Post-Combination
--------------------------------------------------------------------------------------
 Class A                32,536,980           7,247,385               39,784,365
--------------------------------------------------------------------------------------
 Class B                 3,656,358                  --                3,656,358
--------------------------------------------------------------------------------------
 Class C                 5,043,665                  --                5,043,665
--------------------------------------------------------------------------------------
 Class R                 1,410,825                  --                1,410,825
--------------------------------------------------------------------------------------
 Class Y                60,570,442           8,531,315               69,101,757
--------------------------------------------------------------------------------------
 Class Z                    11,249                  --                   11,249
--------------------------------------------------------------------------------------

5.   Management Agreement

     Pioneer, a wholly owned indirect subsidiary of UniCredit S.p.A., manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

     Effective November 1, 2008, Pioneer has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.90%, 1.25% and 0.65% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class Z shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through November 1, 2013 for Class A and Class Z shares and through November 1, 2009 for Class B, Class C and Class R shares. Pioneer expects to continue its limitation of expenses unless the expense limit agreement with the Fund is terminated pursuant to the terms of the expense limit agreement. However, there can be no assurance that Pioneer will extend the expense limitation beyond such time. The Fund may terminate the expense limitation agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement be in the best interests of the Fund and its shareowners.

6.   Federal Income Taxes

     Each of the Fund and the RMK Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

Pro Forma Schedule of Investments for Regions Morgan Keegan Select Treasury Money Market Fund and Pioneer Treasury Reserves Fund(a)
As of 07/31/08
(unaudited)

Regions                                                                                        Regions
Morgan                                                                                         Morgan
Keegan                          Pioneer                                                        Keegan
Select                          Treasury                                                       Select                   Pioneer
Treasury                        Reserves                                                       Treasury     Pioneer     Treasury
Money       Pioneer             Fund                                                           Money        Treasury    Reserves
Market      Treasury            ProForma                                            % of       Market       Reserves    Fund
Fund        Reserves            Combined                                            Pro Forma  Fund         Fund        Combined
Amount      Fund       Floating Principal                                           Combined   Market       Market      Market
($)         Amount ($) Rate (b) Amount ($)                                          Net Assets Value        Value       Value
---------   ---------- -------- -----------                                         ---------- ------------ ----------- ------------
                                            U.S. GOVERNMENT & AGENCY OBLIGATIONS      88.9%
         -- 1,000,000             1,000,000 Federal Home Loan Bank, 2.25%, 2/13/09             $         -- $   999,188 $    999,188
         -- 2,850,000    2.60     2,850,000 Federal Home Loan Bank, Floating Rate
                                            Note, 2/18/09                                                --   2,850,000    2,850,000
         -- 4,600,000    2.39     4,600,000 Federal Home Loan Bank, Floating Rate
                                            Note, 8/21/09                                                --   4,599,813    4,599,813
         --   700,000               700,000 Federal Home Loan Mortgage Corp.,
                                            3.125%, 6/23/09                                              --     700,000      700,000
         --   410,000    2.39       410,000 Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 10/19/09                                 --     409,963      409,963
         --   420,000    2.39       420,000 Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 10/8/09                                  --     420,000      420,000
         --   860,000    2.72       860,000 Federal National Mortgage Association,
                                            Floating Rate Note, 1/28/10                                  --     860,000      860,000
         --   790,000    2.27       790,000 Federal National Mortgage Association,
                                            Floating Rate Note, 9/3/09                                   --     790,000      790,000
 70,000,000        --            70,000,000 U.S. Treasury Bill, 1.323%-1.843%,
                                            8/7/08                                               69,981,471          --   69,981,471
         -- 1,500,000             1,500,000 U.S. Treasury Bills, 1.4065%, 8/14/08                        --   1,499,238    1,499,238
120,000,000        --           120,000,000 U.S. Treasury Bill, 1.384%-1.823%,
                                            8/14/08                                             119,930,333          --  119,930,333
         -- 1,700,000             1,700,000 U.S. Treasury Bills, 1.5%, 8/21/08                           --   1,698,466    1,698,466
100,000,000        --           100,000,000 U.S. Treasury Bill, 1.707%-1.741%,
                                            8/28/08                                              99,872,987          --   99,872,987
 10,000,000        --            10,000,000 U.S. Treasury Bill, 1.668%, 9/4/08                    9,984,511          --    9,984,511
         -- 2,000,000             2,000,000 U.S. Treasury Bills, 3.125%, 9/15/08                         --   1,997,549    1,997,549
105,000,000        --           105,000,000 U.S. Treasury Bill, 1.646%-2.028%,
                                            9/18/08                                             104,746,746          --  104,746,746
 25,000,000        --            25,000,000 U.S. Treasury Bill, 1.833%, 10/2/08                  24,922,500          --   24,922,500
 30,000,000        --            30,000,000 U.S. Treasury Bill, 1.838%, 10/9/08                  29,896,213          --   29,896,213
 15,000,000        --            15,000,000 U.S. Treasury Bill, 2.004%, 11/6/08                  14,920,783          --   14,920,783
 40,000,000        --            40,000,000 U.S. Treasury Bill, 1.758%, 11/13/08                 39,800,661          --   39,800,661
 30,000,000        --            30,000,000 U.S. Treasury Bill, 2.140%, 11/20/08                 29,806,578          --   29,806,578
 40,000,000        --            40,000,000 U.S. Treasury Bill, 1.848%-1.859%,
                                            12/18/08                                             39,719,681          --   39,719,681
         -- 3,000,000             3,000,000 U.S. Treasury Bills, 1.8495%, 12/26/08                       --   2,977,343    2,977,343
         --   500,000               500,000 U.S. Treasury Bills, 2.19%, 12/4/08                          --     496,198      496,198
         --   500,000               500,000 U.S. Treasury Bills, 2.4815%, 6/4/09                         --     489,419      489,419
 15,000,000        --    3.25    15,000,000 U.S. Treasury Note, Floating Rate Note,
                                            8/15/08                                              15,009,405          --   15,009,405
100,000,000        --   3.125   100,000,000 U.S. Treasury Note, Floating Rate Note,
                                            9/15/08                                             100,178,347          --  100,178,347
110,000,000        --   4.625   110,000,000 U.S. Treasury Note, Floating Rate Note,
                                            9/30/08                                             110,507,350          --  110,507,350
100,000,000        --   4.875   100,000,000 U.S. Treasury Note, Floating Rate Note,
                                            10/31/08                                            100,717,010          --  100,717,010
                                                                                               ------------ ----------- ------------
                                                                                               $909,994,576 $20,787,177 $930,781,753
                                                                                               ------------ ----------- ------------
                                            TOTAL U.S. GOVERNMENT &
                                            AGENCY OBLIGATIONS                                 $909,994,576 $20,787,177 $930,781,753
                                                                                               ------------ ----------- ------------

See accompanying notes to pro forma financial statements.

Regions                                                                                        Regions
Morgan                                                                                         Morgan
Keegan                         Pioneer                                                         Keegan
Select                         Treasury                                                        Select                  Pioneer
Treasury                       Reserves                                                        Treasury    Pioneer     Treasury
Money      Pioneer             Fund                                                            Money       Treasury    Reserves
Market     Treasury            ProForma                                             % of       Market      Reserves    Fund
Fund       Reserves            Combined                                             Pro Forma  Fund        Fund        Combined
Amount     Fund       Floating Principal                                            Combined   Market      Market      Market
($)        Amount ($) Rate (b) Amount ($)                                           Net Assets Value       Value       Value
---------- ---------- -------- ----------                                           ---------- ----------- ----------- -----------
 Shares      Shares                       MUTUAL FUND                                  0.0%
        --      728                  728  BlackRock Liquidity Funds FedFund Portfolio          $        -- $       728          728
                                                                                               ----------- ----------- ------------
                                          TOTAL MUTUAL FUND                                    $        -- $       728          728
                                                                                               ----------- ----------- ------------
Principal  Principal
 Amount     Amount
   ($)       ($)
                                          TEMPORARY CASH INVESTMENTS                  10.8%
                                          Repurchase Agreements
40,000,000         --          40,000,000 Goldman Sachs Financial Square Funds,
                                          1.57%, 1/1/09                                        $40,000,000 $        -- $ 40,000,000
 7,547,493         --           7,547,493 Blackrock Liquidity Funds Treasury Trust
                                          Fund Portfolio, 1.49%, 1/1/09                          7,547,493          --    7,547,493
 1,000,000         --           1,000,000 Federated US Treasury Cash Reserve Fund,
                                          1.46%. 1/1/09                                          1,000,000          --    1,000,000
        -- 63,000,000          63,000,000 Deutsche Bank, 2.12%, dated 7/31/08,
                                          repurchase price of $63,000,000 plus
                                          accrued interest on 8/1/08 collateralized
                                          by the following:

                                           $6,018,410 Federal Home Loan Mortgage Corp.,
                                             4.612-5.783%, 6/1/35-5/1/38
                                           $47,137,372 Federal National Mortgage
                                             Association (ARM), 4.624-6.812%,
                                             12/1/16-12/1/37
                                           $165,494 Federal National Mortgage
                                             Association, 5.0%, 4/1/23
                                           $47,099,194 Freddie Mac Giant, 4.5-7.0%,
                                             5/1/17-5/1/38
                                           $2,494,429 Government National Mortgage
                                             Association, 6.5-7.0%, 12/15/36-7/15/38
                                           $22,709,564 U.S. Treasury Strip, 0.0%,                       --  63,000,000   63,000,000
                                             11/15/18

        --  1,200,000          1,200,000  Deutsche Bank, 2.19%, dated 7/31/08,
                                             repurchase price of $1,200,000 plus accrued
                                             interest on 8/1/08 collateralized by the
                                             following:

                                           $114,636 Federal Home Loan Mortgage Corp.,
                                             4.612-5.783%, 6/1/35-5/1/38
                                           $897,855 Federal National Mortgage Association
                                             (ARM), 4.624-6.812%, 12/1/16-12/1/37
                                           $3,152 Federal National Mortgage Association,
                                             5.0%, 4/1/23
                                           $897,128 Freddie Mac Giant, 4.5-7.0%,
                                             5/1/17-5/1/38
                                           $47,513 Government National Mortgage
                                             Association, 6.5-7.0%, 12/15/36-7/15/38
                                           $432,563 U.S. Treasury Strip, 0.0%,
                                             11/15/18                                          $        -- $ 1,200,000  $ 1,200,000
                                                                                               ----------- ----------- ------------
                                          TOTAL TEMPORARY CASH INVESTMENTS                     $48,547,493 $64,200,000 $112,747,493
                                                                                               ----------- ----------- ------------

See accompanying notes to pro forma financial statements.

Regions                                                                                   Regions
Morgan                                                                                    Morgan
Keegan                                                                                    Keegan
Select                       Pioneer                                                      Select                   Pioneer
Treasury                     Treasury                                                     Treasury     Pioneer     Treasury
Money    Pioneer             Reserves Fund                                                Money        Treasury    Reserves
Market   Treasury            ProForma                                          % of       Market       Reserves    Fund
Fund     Reserves            Combined                                          Pro Forma  Fund         Fund        Combined
Amount   Fund       Floating Principal                                         Combined   Market       Market      Market
($)      Amount ($) Rate (b) Amount ($)                                        Net Assets Value        Value       Value
-------- ---------- -------- --------------                                    ---------- -----------  ----------- --------------
                                            TOTAL INVESTMENTS IN SECURITIES                958,542,069  84,987,905  1,043,529,974
                                                                                          ------------  ----------  -------------
                                            OTHER ASSETS AND LIABILITIES           0.3%   $  3,030,429     172,090 $    3,202,519
                                                                                          ------------  ----------  -------------
                                            TOTAL NET ASSETS                     100.0%   $961,572,498 $85,159,995 $1,046,732,493
                                                                                          ------------  ----------  -------------
                                            TOTAL INVESTMENT AT COST                      $958,542,069 $84,987,905 $1,043,529,974
                                                                                          ------------  ----------  -------------

                                            (a) No adjustments are shown to the
                                                unaudited pro forma combined
                                                schedule of investments due to
                                                the fact that upon consummation
                                                of the merger no securities
                                                would need to be sold in order
                                                for Pioneer Treasury Reserves
                                                Fund to comply with its
                                                prospectus restrictions. The
                                                foregoing sentence shall not
                                                restrict in any way the ability
                                                of the investment adviser of the
                                                funds from buying or selling
                                                securities in the normal course
                                                of such fund's business and
                                                operations.

                                            (b) Debt obligation with a variable
                                                interest rate. Rate shown is
                                                rate at period end.

See accompanying notes to pro forma financial statements.

Pro Forma Combined Statement of Assets & Liabilities for Regions Morgan Keegan Select Treasury Money Market Fund and
Pioneer Treasury Reserves Fund
As of 07/31/08
(unaudited)

                                                                                                     Pioneer            Pioneer
                                                                                                     Treasury           Treasury
                                                             Regions Morgan     Pioneer              Reserves           Reserves
                                                              Keegan Select    Treasury                Fund              Fund
                                                             Treasury Money    Reserves              Pro Forma          Pro Forma
                                                               Market Fund       Fund               Adjustments         Combined
                                                            ---------------- ------------         --------------     ---------------
ASSETS:
 Investment in securities, at value (Cost $985,542,069 and
  $84,987,905, respectively)                                 $ 958,542,069    $84,987,905                            $1,043,529,974
 Cash                                                                   --        174,349                                   174,349
 Receivables -
  Fund shares sold                                                      --        300,087                                   300,087
  Interest and dividends                                         4,447,207         59,063                                 4,506,270
 Other                                                                  --          6,667                                     6,667
                                                             -------------    -----------                            --------------
   Total assets                                              $ 962,989,276    $85,528,071                            $1,048,517,347
                                                             -------------    -----------                            --------------
LIABILITIES:
 Payables -
  Fund shares repurchased                                    $          --    $   276,626                            $      276,626
  Dividends                                                        872,626         46,907                                   919,533
 Due to affiliates                                                 468,902          2,462                                   471,364
 Accrued expenses                                                   75,250         42,081                                   117,331
                                                             -------------    -----------                            --------------
   Total liabilities                                         $   1,416,778    $   368,076                                 1,784,854
                                                             -------------    -----------                            --------------
NET ASSETS:
 Paid-in capital                                             $ 960,679,050    $85,112,266                            $1,045,791,316
 Distributions in excess of net investment income                       --        (13,041)                                  (13,041)
 Accumulated net realized gain on investments                      893,448         60,770                                   954,218
                                                             -------------    -----------                            --------------
   Total net assets                                          $ 961,572,498    $85,159,995                            $1,046,732,493
                                                             -------------    -----------                            --------------
NET ASSETS BY CLASS:
 Class A                                                     $ 954,410,806    $47,806,563                            $1,002,217,369
                                                             -------------    -----------                            --------------
 Class I                                                     $   7,161,692    $        --           (7,161,692)(a)   $           --
                                                             -------------    -----------                            --------------
 Class Y                                                     $          --    $37,353,432            7,161,692(a)    $   44,515,124
                                                             -------------    -----------                            --------------
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
 Class A                                                       953,530,980     47,743,468              879,826(a)     1,002,154,274
                                                             -------------    -----------                            --------------
 Class I                                                         7,155,166             --           (7,155,166)(a)               --
                                                             -------------    -----------                            --------------
 Class Y                                                                --     37,263,940            7,161,692(a)        44,425,632
                                                             -------------    -----------                            --------------
NET ASSET VALUE PER SHARE:
 Class A                                                     $        1.00    $      1.00                            $         1.00
                                                             -------------    -----------                            --------------
 Class I                                                     $        1.00    $        --                            $           --
                                                             -------------    -----------                            --------------
 Class Y                                                     $          --    $      1.00                            $         1.00
                                                             -------------    -----------                            --------------

(a) Class A and I shares of Regions Morgan Keegan Select Treasury Money Market Fund are exchanged for Class A and Y shares of Pioneer Treasury Money Market Fund, respectively.

           See accompanying notes to pro forma financial statements.

Pro Forma Statement of Operations
For the Year Ended July 31, 2008
(unaudited)

                                                                                                Pioneer            Pioneer
                                                                                                Treasury           Treasury
                                                          Regions Morgan      Pioneer           Reserves           Reserves
                                                           Keegan Select     Treasury             Fund               Fund
                                                          Treasury Money     Reserves          Pro Forma          Pro Forma
                                                            Market Fund        Fund           Adjustments          Combined
                                                          --------------    ----------      --------------       -----------
INVESTMENT INCOME:
 Dividends                                                  $   765,925     $       --                           $   765,925
 Interest                                                    35,188,718      2,862,969                            38,051,687
 Income on securities loaned, net                               526,903             --                               526,903
 Miscellaneous income                                                --         10,943                                10,943
                                                            -----------     ----------                           -----------
   Total investment income                                  $36,481,546     $2,873,912                           $39,355,458
                                                            -----------     ----------                           -----------
EXPENSES:
 Management fees                                            $ 2,408,264     $  340,527      $   2,292,811(b)     $ 5,041,602
 Transfer agent fees                                            275,473             --           (275,473)(b)             --
 Class A                                                             --         18,490            257,911(b)         276,401
 Class Y                                                             --            673              1,200(b)           1,873
 Shareholder service fees -- Class A Shares                   3,003,864             --         (3,003,864)(b)             --
 Distribution fees                                                                                                        --
 Class A                                                             --         39,263          1,795,610(b)       1,834,873
 Class B                                                             --                                                   --
 Class C                                                             --                                                   --
 Administrative fees                                          1,083,707         19,155           (813,996)(b)        288,866
 Custodian fees                                                 107,751         29,785             (6,637)(a)        130,899
 Registration fees                                               75,641         61,867             (9,917)(a)        127,591
 Professional fees                                                   --         44,762            268,690(c)         313,452
 Accounting fees                                                361,235             --           (361,235)(a)             --
 Legal fees                                                     152,804             --           (152,804)(a)             --
 Audit fees                                                     136,198             --           (136,198)(a)             --
 Printing expense                                               127,488         17,058            (26,374)(a)        118,172
 Fees and expenses of nonaffiliated trustees                      4,120          5,195             41,381(c)          50,696
 Insurance premiums                                              92,259             --            (92,259)(a)             --
 Miscellaneous                                                   87,747             --             31,623(c)         119,370
                                                            -----------     ----------      -------------        -----------
   Total expenses                                           $ 7,916,551     $  576,775      $    (189,531)       $ 8,303,795
   Less fees paid indirectly                                         --           (206)                                 (206)
                                                            -----------     ----------      -------------        -----------
   Net expenses                                             $ 7,916,551     $  576,569      $    (189,531)       $ 8,303,589
                                                            -----------     ----------      -------------        -----------
    Net investment income                                   $28,564,995     $2,297,343      $     189,531        $31,051,869
                                                            -----------     ----------      -------------        -----------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain from investments                         $ 1,516,853     $   63,381                           $ 1,580,234
                                                            -----------     ----------      -------------        -----------
  Net gain on investments                                   $ 1,516,853     $   63,381                           $ 1,580,234
                                                            -----------     ----------      -------------        -----------
  Net increase in net assets resulting from operations      $30,081,848     $2,360,724      $     189,531        $32,632,103
                                                            -----------     ----------      -------------        -----------

(a)  Reflects reduction in expenses due to elimination of duplicate services.
(b) Expenses and expense limitations conformed to Pioneer Treasury Reserves Fund's contracts with affiliated parties.
(c) Reflects increase in expenses due to an increase in the combined average net assets.

           See accompanying notes to pro forma financial statements.

Pro Forma Notes to Combined Financial Statements for Regions Morgan Keegan Select Treasury Money Market Fund and Pioneer Treasury Reserves Fund
As of 07/31/08
(unaudited)

1.   Description of the Fund

     Pioneer Treasury Reserves Fund (the "Fund") is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Treasury Reserve Money Market Fund. The investment objective of the Fund is to seek current income, preservation of capital and liquidity through investments in high-quality short term securities.

     The Fund currently offers two classes of shares designated as Class A and Class Y shares. Class B and Class C shares are not currently offered. The Fund may offer Class B and Class C shares in the future. Shares of Class A and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Class A shareowners. There is no distribution plan for Class Y shares.

2.   Basis of Combination

     The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed merger of Regions Morgan Keegan Select Treasury Money Market Fund (the "RMK Fund") with and into the Fund (the "Merger"), as if such merger had taken place as of August 1, 2007.

     Under the terms of an Agreement and Plan of Merger between these two funds, the combination of the Fund and the RMK Fund will be treated as a tax-free business combination and, accordingly, will be accounted for by a method of accounting for tax-free mergers of investment companies. The Merger will be accomplished by an acquisition of the net assets of the RMK Fund in exchange for shares of the Fund at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and the RMK Fund have been combined as of and for the most recent twelve months ended July 31, 2008. Following the Merger, the Fund will be the accounting survivor. All related merger costs will be borne by Pioneer Investment Management Inc. ("Pioneer"), the investment adviser of the Fund, and Morgan Asset Management, Inc. ("MAM"), the investment adviser to the RMK Fund.

     These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and the RMK Fund included in their respective annual reports to shareowners dated July 31 and November 30, 2008, respectively. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Merger took place on August 1, 2007.

3.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

4.   Capital Shares

     The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at July 31, 2008 in connection with the proposed Merger. The number of shares assumed to be issued is equal to the net assets of the RMK Fund as of July 31, 2008, divided by the net asset value of the Fund's shares as of July 31, 2008. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at July 31, 2008:

--------------------------------------------------------------------------------------
                        Shares of        Additional Shares
                         The Fund         Assumed Issued      Total Outstanding Shares
 Class of Shares     Pre-Combination         In Merger            Post-Combination
--------------------------------------------------------------------------------------
 Class A            47,743,468             954,410,806             1,002,154,274
--------------------------------------------------------------------------------------
 Class Y            37,263,940               7,161,692                44,425,632
--------------------------------------------------------------------------------------

5.   Management Agreement

     Pioneer, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. The management fee was equivalent to 0.40% of the average daily net assets for the period.

     Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation.

6.   Federal Income Taxes

     Each of the Fund and the RMK Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

                         ADDITIONAL INFORMATION ABOUT
                      PIONEER SELECT MID CAP GROWTH FUND,
                              PIONEER GROWTH FUND
                                      AND
                   PIONEER INTERMEDIATE TAX FREE INCOME FUND

FUND HISTORY

     Each of Pioneer Select Mid Cap Growth Fund, Pioneer Growth Fund and Pioneer Intermediate Tax Free Income Fund (referred to hereinafter as the funds) is a diversified series of Pioneer Series Trust I, an open-end management investment company (referred to hereinafter as the trust). Pioneer Series Trust I, which currently has five series, was organized as a Delaware statutory trust on February 13, 2004. Pioneer Investment Management Inc. ("Pioneer") is each fund's investment adviser.

INVESTMENT STRATEGIES AND RISKS

     The Proxy Statement/Prospectus presents the investment objective and the principal investment strategies and risks of each fund. This section supplements the disclosure in the Proxy Statement/Prospectus and provides additional information on each fund's investment policies and restrictions. Restrictions or policies stated as a maximum percentage of each fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with each fund's restrictions and policies.

Investment Objective

Pioneer Select Mid Cap Growth Fund

     The fund's investment objective is long-term capital growth.

Pioneer Growth Fund

     The fund's investment objective is long-term capital growth.

Pioneer Intermediate Tax Free Income Fund

     The fund's investment objective is current income exempt from regular federal income tax.

Primary Investments and Investment Strategies

Pioneer Select Mid Cap Growth Fund

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes with market conditions and the composition of the index. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds ("ETFs") that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts ("REITs") and preferred stocks.

     The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of mid-size companies.

     The fund may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally, the fund acquires debt securities that are investment grade (known as "junk bonds"), but the fund may invest up to 5% of its net assets in below investment grade debt securities, including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of capital growth, to diversify the fund's portfolio or for greater liquidity.

     The fund may invest up to 20% of its net assets in REITs. The fund uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks Pioneer employs quantitative analysis, due diligence, fundamental research, and an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o    Market leadership in a company's primary products and services

     o Companies expected to benefit from long-term trends in the economy and society

     o Low market valuations relative to earnings forecast, book value, cash flow and sales compared to historic standards

     o    Increasing earnings forecast

     Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

     The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Pioneer Growth Fund

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large companies, that is, companies similar in size to issuers included in the Russell 1000 Growth Index. The Russell 1000 Growth Index is a large capitalization index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On November 30, 2008, the index had a median market capitalization of approximately $3.3 billion. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index.

     The fund will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of large companies.

     The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

     The fund may invest its assets in debt securities of U.S. corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. The fund invests in debt securities when Pioneer believes they are consistent with the fund's investment objective of long-term capital growth, to diversify the fund's portfolio or for greater liquidity.

     For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds ("ETFs") that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts ("REITs") and preferred stocks.

     The fund uses a "growth" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth. To select growth stocks, Pioneer employs quantitative analysis, fundamental research, an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o Companies with experienced management teams, strong market positions and the potential to support above average earnings growth

     o A sustainable competitive advantage such as brand name, customer base, proprietary technology or economies of scale

     o    Favorable expected returns relative to perceived risk

     Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

Pioneer Intermediate Tax Free Income Fund

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities that provide income that is exempt from regular federal income tax and is not subject to the alternative minimum tax ("AMT"). These investments include bonds, notes and other debt instruments issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies or instrumentalities.

     The fund invests primarily in investment grade securities. Under normal circumstances, it is anticipated that the dollar-weighted average maturity of the fund's portfolio will be between three and ten years. The fund may invest in securities of any maturity. The fund may invest 25% or more of its assets in issuers in any one or more states or securities the payments on which are derived from gas, electric, telephone, sewer, water, healthcare and transportation segments of the municipal bond market. The fund may also invest up to 20% of its assets in industrial development bonds.

     In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade (known as "junk bonds") or, if unrated, are of equivalent credit quality as determined by Pioneer.

     The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, inverse floating rate, floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments. Such investments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

     Pioneer considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity and rating weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and issuer diversification. Pioneer also employs fundamental research and an evaluation of the issuer based on its financial statements and operations to assess the issuer's credit quality, taking into account financial condition, future capital needs and potential for change in rating. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

     A debt security is considered investment grade if it is:

     o Rated BBB or higher at the time of purchase by Standard & Poor's Ratings Group;

     o Rated the equivalent rating by another nationally recognized statistical rating organization; or

     o    Determined to be of equivalent credit quality by Pioneer

     Securities in the lowest category of investment grade are considered to have speculative characteristics.

     For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, or the credit quality deteriorates, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies. Credit ratings are only the opinions of the companies issuing them and are not absolute guarantees of quality.

     The fund may invest up to 20% of its net assets in securities of other investment companies, investment grade commercial paper, U.S. government securities, U.S. or foreign bank instruments and repurchase agreements.

     The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality and yield. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other tranches).

Investments in CDOs may be characterized by the fund as illiquid securities, which may be difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral.

     The fund may invest up to 10% of its net assets in inverse floating rate obligations (a type of derivative instrument). Inverse floating rate obligations represent interests in tax exempt bonds. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same municipality and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

     With respect to the investment strategies and practices enumerated above, to the extent that a percentage limitation is not specified, there is no specific limit on the fund's ability to engage in such strategy or practice.

Investment Policies

Equity Investments and Related Investments (Pioneer Select Mid Cap Growth Fund and Pioneer Growth Fund)

Investments in Equity Securities

     Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, is sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

Warrants

     The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

     As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and warrants expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares

     The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fixed income securities.

     Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

     The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Investments in Initial Public Offerings

     To the extent consistent with its investment objective, the fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in IPOs may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in IPOs will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in IPOs on the overall performance of the fund is likely to decrease.

Non-U.S. Investments (Pioneer Select Mid Cap Growth Fund and Pioneer Growth
Fund)

Debt Obligations of Non-U.S. Governments

     The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds

     The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in Emerging Markets

     The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities, including securities of emerging market issuers.

Risks of Non-U.S. Investments

     Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

     Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S.

     Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

     Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

     Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

     Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

     Unanticipated political or social developments may affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

     Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

     Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

     Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

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     Withholding and Other Taxes. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in Depositary Receipts

     The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

     ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

     For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Foreign Currency Transactions

     The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

     Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

     The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

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     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

     While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

     Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

     If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

     The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

     Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

     The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

     Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

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     A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

     The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

     The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

Investment Company Securities and Real Estate Investment Trusts (All funds)

Other Investment Companies

     The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the fund, (ii) 5% or more of the fund's total assets being invested in any one investment company, or (iii) 10% or more of the fund's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a reorganization, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may also invest without limit in money market funds. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies.

     The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Exchange Traded Funds

     The fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System ("NASDAQ"). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor's 500 Stock Index (the "S&P 500"). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations. Many ETF's have received exemptive orders issued by the SEC that would permit the fund to invest in those ETF's beyond the limitations applicable to other investment companies.

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Real Estate Investment Trusts ("REITs")

     REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Derivative Instruments (All funds)

Options on Securities and Securities Indices

     For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

     Writing Call and Put Options on Securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

     Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

     Writing Call and Put Options on Securities Indices. The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities

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index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

     Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

     Purchasing Call and Put Options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

     The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is anticipated that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

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     Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

     In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

     To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances

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prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Financial Futures and Options Transactions. The CFTC does not limit futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a "commodity pool operator" with respect to the fund under the Commodity Exchange Act and therefore are not subject to registration or regulation with respect to the fund under the Commodity Exchange Act. As a result, the fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, has policies with respect to futures and options thereon as set forth below.

     Other Considerations regarding Futures Contracts. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

     Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

     If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

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Debt Securities and Related Investments (All funds, except as otherwise indicated)

Debt Securities Selection

     In selecting debt securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given the outlook of Pioneer for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Debt Securities Rating Information

     Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

     Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories.

     Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The current economic downturn is severely affecting the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

     The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those currently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund's net asset value.

     Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. There can be no assurances that these attempts will be successful.

     For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate in light of the fund's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

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U.S. Government Securities

     U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the ongoing financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participants may be regarded as illiquid.

     U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Municipal Obligations (Pioneer Intermediate Tax Free Income Fund)

     The fund may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

     The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

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Municipal Lease Obligations (Pioneer Intermediate Tax Free Income Fund)

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease Obligations") have special risks not ordinarily associated with other tax-exempt bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.

     In determining the liquidity of municipal lease obligations, Pioneer, under guidelines established by the fund's Board of Trustees, will consider:
(1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

     If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

     (1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

     (2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Asset-Backed Securities (Pioneer Intermediate Tax Free Income Fund)

     The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

     The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

     The fund may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

     Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may

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incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

     Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

     The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A treatment. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default;
(iii) the fund may invest in CDOs that are subordinate to other classes; and
(iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Subordinated Securities (Pioneer Intermediate Tax Free Income Fund)

     The fund may also invest in other types of fixed income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured Securities (Pioneer Intermediate Tax Free Income Fund)

     The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore may result in a loss of the fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Inverse Floating Rate Securities (Pioneer Intermediate Tax Free Income Fund)

     The fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its

                                       71
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interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction Rate Securities (Pioneer Intermediate Tax Free Income Fund)

     The fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. With respect to auction rate securities issued by a closed-end fund, the fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the fund.

Zero Coupon and Deferred Interest Bonds (Pioneer Intermediate Tax Free Income
Fund)

     Tax-exempt bonds in which the fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to service its debt, but generally require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, the fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

Residual Interests in Municipal Securities (Pioneer Intermediate Tax Free Income Fund)

     Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a "dutch auction" or similar method at specified intervals (typically 35 days). The long-term component or "residual interest" pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with residual interests, the fund will not invest more than 10% of its total assets in residual interests in municipal securities.

Commercial Paper and other Short Term Debt Securities

     The fund invests in short-term debt securities, including commercial paper, which is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.

Tax Exempt Commercial Paper (Pioneer Intermediate Tax Free Income Fund)

     These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes, BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.

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Bond Anticipation Notes ("BANs") (Pioneer Intermediate Tax Free Income Fund)

     These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes ("TANs") (Pioneer Intermediate Tax Free Income Fund)

     These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes ("RANs") (Pioneer Intermediate Tax Free Income Fund)


     These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Variable Rate and Floating Rate Demand Instruments (Pioneer Intermediate Tax Free Income Fund)

     The fund may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

     The terms of the variable or floating rate demand instruments that the fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the fund instructs otherwise.

     The fund may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Convertible Debt Securities (Pioneer Select Mid Cap Growth Fund and Pioneer Growth Fund)

     The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Other Investments and Investment Techniques (All funds, except as otherwise indicated)

Short-Term Investments

     For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. These securities may

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be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Illiquid Securities

     The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven (7) days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees of the trust (referred to hereinafter as the board). Under the direction of the board, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase Agreements

     The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the board, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund's ability enter into repurchase agreements.

Reverse Repurchase Agreements

     Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.

Short Sales Against the Box (Pioneer Select Mid Cap Growth Fund and Pioneer Growth Fund)

     The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example, when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses

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in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

     If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

Asset Segregation

     The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Portfolio Turnover

     It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders.

Lending of Portfolio Securities

     The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the fund's Proxy Voting Policies and Procedures.

     The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral.

     If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by the board, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

When-Issued and Delayed Delivery Securities

     The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued and delayed delivery transactions, it will segregate liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

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Disclosure of Portfolio Holdings

     The board has adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other funds and accounts that have substantially similar investment strategies another Pioneer managed fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer managed funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

     Generally, Pioneer will make the fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish the fund's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding the fund's top ten holdings (including the percentage of the fund's assets represented by each security), the percentage breakdown of the fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

     Pioneer may provide the fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The board considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the fund.

     Currently, Pioneer, on behalf of the Pioneer managed funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public: Metropolitan Life Insurance Company (within thirty (30) days after month end for board materials and advance preparation of marketing materials); Roszel Advisors (within thirty (30) days after month end for due diligence and review of certain Pioneer managed funds included in fund programs); Oppenheimer & Co. (within thirty (30) days after month end for due diligence and review of certain Pioneer managed funds included in fund programs); UBS (within fifteen
(15) days after month end for due diligence and review of certain Pioneer managed funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer managed funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer managed funds); and Commonwealth Financial Network (within thirty (30) days after month end for internal risk analysis).

     Compliance with the fund's portfolio holdings disclosure policy is subject to periodic review by the board, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the board and, reflected, if material, in a supplement to the fund's statement of additional information.

     The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the fund's custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered

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

public accounting firm or counsel. In approving the policy, the board considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the fund, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the fund's portfolio holdings information.

     In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form NQ. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.

Investment Restrictions

Fundamental Investment Policies

     Each fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of a fund means the vote of the lesser of:

     1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

     2. more than 50% of the outstanding shares of the fund.

     Each fund's fundamental policies are as follows:

     (1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     (2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     (3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     (4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     (5) The fund may not purchase or sell real estate except as permitted by
(i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     (6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     (7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.

     With respect to Pioneer Intermediate Tax Free Income Fund only:

     (8) The fund normally invests its assets so that at least 80% of the income that it distributes is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax.

     With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to

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

increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. Currently, none of the funds contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit each fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

     With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

     With respect to the fundamental policy relating to lending set forth in
(3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. Each fund has obtained exemptive relief from the SEC to make loans to other Pioneer funds through a credit facility. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

     With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

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     With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

     With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets (10% of net assets for money market funds). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

     With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to each fund as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, a fund may rely upon available industry classifications. As of the date of this Statement of Additional Information, each fund relies on the MSCI Global Industry Classification Standard (GICS) classifications.

     Each fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

     In addition, as a matter of non-fundamental investment policy, each fund has agreed as follows. Statements in italics are not part of the restrictions.

Pioneer Select Mid Cap Growth Fund

     (1) The fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

     (2) The fund may not engage in short sales, except short sales against the box.

     (3) The fund may not invest in any investment company in reliance on
Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment to the series of Pioneer Ibbotson Asset Allocation Series, which invest all of their assets in other investment companies. If the series of Pioneer
Ibbotson Asset Allocation Series do not invest in the fund, then this non-fundamental restriction will not apply.

     (4) The fund does not invest in companies for the purposes of exercising control or management.

     (5) The fund will not engage in mortgaging, hypothecating or pledging of its assets except in connection with any borrowing permitted under the fundamental policy (1) relating to borrowing money; thus, the fund's borrowings involving mortgaging, hypothecating or pledging of its assets will not exceed 33 1/3% of its total assets (including the amount borrowed), notwithstanding any temporary borrowings not in excess of 5% of its total assets.

     (6) The fund will not purchase securities on margin.

Pioneer Growth Fund

     (1) The fund may not purchase securities while borrowings are in excess of 5% of total assets.

     (2) The fund may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The payment of margin for purposes of entering into or maintaining a futures contract or option thereon shall not constitute a purchase of securities on margin.

     (3) The fund will not invest in any investment company in reliance on
Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Ibbotson Asset Allocation Series.

     (4) The fund will not engage in mortgaging, hypothecating or pledging of its assets except in connection with any borrowing permitted under the fundamental policy (1) relating to borrowing money; thus, the fund's borrowings involving mortgaging, hypothecating or pledging of its assets will not exceed 33 1/3% of its total assets (including the amount borrowed), notwithstanding any temporary borrowings not in excess of 5% of its total assets.

     (5) The fund will not purchase securities on margin.

Pioneer Intermediate Tax Free Income Fund

     (1) The fund will not concentrate its assets in the securities of issuers in any one industry except that the fund may invest 25% or more of its assets in issuers in any one or more states or securities the payments on which are derived from gas, electric, telephone, sewer and water segments of the municipal bond market.

     (2) The fund will not issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

     (3) The fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

     (4) The fund will not invest in any investment company in reliance on
Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Series.

     (5) The fund will not engage in mortgaging, hypothecating or pledging of its assets except in connection with any borrowing permitted under the fundamental policy (1) relating to borrowing money; thus, the fund's borrowings involving mortgaging, hypothecating or pledging of its assets will not exceed 33 1/3% of its total assets (including the amount borrowed), notwithstanding any temporary borrowings not in excess of 5% of its total assets.

     (6) The fund will not purchase securities on margin.

MANAGEMENT OF THE FUND

Trustees and Officers

     The board provides broad supervision over each fund's affairs. The officers of each fund are responsible for the fund's operations. The Trustees of the trust (referred to hereinafter as the Trustees) and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the funds within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the funds are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer managed funds"). The address for all Trustees and all officers of the funds is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
                         Position Held with   Term of Office and
 Name, Age and Address        the Fund         Length of Service
Interested Trustees:
John F. Cogan, Jr.*     Chairman of the       Trustee since
(82)                    Board, Trustee        1982. Serves
                        and President         until a successor
                                              trustee is elected
                                              or earlier
                                              retirement or
                                              removal.
--------------------------------------------------------------------------------
Daniel K.               Trustee and           Trustee since
Kingsbury*              Executive Vice        2008. Serves
(50)                    President             until a successor
                                              trustee is elected
                                              or earlier
                                              retirement or
                                              removal.
--------------------------------------------------------------------------------
Independent Trustees:
David R. Bock           Trustee               Trustee since
(65)                                          2005. Serves
                                              until a successor
                                              trustee is elected
                                              or earlier
                                              retirement or
                                              removal.
--------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                                Other Directorships
 Name, Age and Address        Principal Occupation During Past Five Years       Held by this Trustee
Interested Trustees:
John F. Cogan, Jr.*     Deputy Chairman and a Director of Pioneer Global        None
(82)                    Asset Management S.p.A. ("PGAM"); Non-Executive
                        Chairman and a Director of Pioneer Investment
                        Management USA Inc. ("PIM-USA"); Chairman and
                        a Director of Pioneer; Chairman and Director of
                        Pioneer Institutional Asset Management, Inc. (since
                        2006); Director of Pioneer Alternative Investment
                        Management Limited (Dublin); President and a
                        Director of Pioneer Alternative Investment
                        Management (Bermuda) Limited and affiliated
                        funds; Director of PIOGLOBAL Real Estate
                        Investment Fund (Russia) (until June 2006);
                        Director of Nano-C, Inc. (since 2003); Director of
                        Cole Management Inc. (since 2004); Director of
                        Fiduciary Counseling, Inc.; President and Director
                        of Pioneer Funds Distributor, Inc. ("PFD") (until
                        May 2006); President of all of the Pioneer managed
                        funds; and Of Counsel, Wilmer Cutler Pickering
                        Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------
Daniel K.               Director, CEO and President of PIM-USA (since           None
Kingsbury*              February 2007); Director and President of Pioneer
(50)                    Investment Management, Inc. and Pioneer
                        Institutional Asset Management, Inc. (since
                        February 2007); Executive Vice President of all of
                        the Pioneer managed funds (since March 2007);
                        Director of PGAM (since April 2007); Head of New
                        Markets Division, PGAM (2000 to 2007)
-----------------------------------------------------------------------------------------------------
Independent Trustees:
David R. Bock           Executive Vice President and Chief Financial Officer,   Director of
(65)                    I-trax, Inc. (publicly traded health care services      Enterprise
                        company) (2004 to 2007); Partner, Federal City          Community
                        Capital Advisors (boutique merchant bank) (1997 to      Investment, Inc.
                        2004 and 2008 to present); and Executive Vice           (privately-held
                        President and Chief Financial Officer, Pedestal Inc.    affordable housing
                        (internet-based mortgage trading company) (2000         finance company);
                        to 2002)                                                and Director of
                                                                                New York Mortgage
                                                                                Trust (publicly
                                                                                traded mortgage
                                                                                REIT)
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Position Held with  Term of Office and
 Name, Age and Address        the Fund       Length of Service
Mary K. Bush            Trustee              Trustee since
(60)                                         1997. Serves
                                             until a successor
                                             trustee is elected
                                             or earlier
                                             retirement or
                                             removal.
--------------------------------------------------------------------------------
Benjamin M.             Trustee              Trustee since
Friedman                                     2008. Serves
(64)                                         until a successor
                                             trustee is elected
                                             or earlier
                                             retirement or
                                             removal.
--------------------------------------------------------------------------------
Margaret B.W.           Trustee              Trustee since
Graham                                       1990. Serves
(61)                                         until a successor
                                             trustee is elected
                                             or earlier
                                             retirement or
                                             removal.
--------------------------------------------------------------------------------
Thomas J. Perna         Trustee              Trustee since
(58)                                         2006. Serves
                                             until a successor
                                             trustee is elected
                                             or earlier
                                             retirement or
                                             removal.
--------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                               Other Directorships
 Name, Age and Address        Principal Occupation During Past Five Years      Held by this Trustee
-----------------------------------------------------------------------------------------------------
Mary K. Bush            President, Bush International, LLC (international      Director of Marriott
(60)                    financial advisory firm)                               International, Inc;
                                                                               Director Discover
                                                                               Financial Services
                                                                               (credit card issuer
                                                                               and electronic
                                                                               payment services);
                                                                               Director of Briggs
                                                                               & Stratton Co.
                                                                               (engine
                                                                               manufacturer);
                                                                               Director of UAL
                                                                               Corporation (airline
                                                                               holding company);
                                                                               Director of Mantech
                                                                               International
                                                                               Corporation
                                                                               (national security,
                                                                               defense, and
                                                                               Intelligence
                                                                               technology firm):
                                                                               and Member, Board
                                                                               of Governors,
                                                                               Investment
                                                                               Company Institute
-----------------------------------------------------------------------------------------------------
Benjamin M.             Professor, Harvard University                          Trustee, Mellon
Friedman                                                                       Institutional Funds
(64)                                                                           Investment Trust
                                                                               and Mellon
                                                                               Institutional Funds
                                                                               Master Portfolio
                                                                               (oversees 17
                                                                               portfolios in fund
                                                                               complex)
-----------------------------------------------------------------------------------------------------
Margaret B.W.           Founding Director, Vice-President and Corporate        None
Graham                  Secretary, The Winthrop Group, Inc. (consulting
(61)                    firm); and Desautels Faculty of Management, McGill
                        University
-----------------------------------------------------------------------------------------------------
Thomas J. Perna         Chief Executive Officer, Quadriserv, Inc. (2008 to     Director of
(58)                    present) (technology products for securities lending   Quadriserv Inc.
                        industry); Private investor (2004 to present); and     (technology
                        Senior Executive Vice President, The Bank of New       products for
                        York (financial and securities services) (1986 to      securities lending
                        2004)                                                  industry)
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Position Held with  Term of Office and
 Name, Age and Address        the Fund        Length of Service
--------------------------------------------------------------------------------
Marguerite A. Piret     Trustee              Trustee since
(60)                                         1982. Serves
                                             until a successor
                                             trustee is elected
                                             or earlier
                                             retirement or
                                             removal.
--------------------------------------------------------------------------------
Stephen K. West         Trustee              Trustee since
(80)                                         2008. Serves
                                             until a successor
                                             trustee is elected
                                             or earlier
                                             retirement or
                                             removal.
--------------------------------------------------------------------------------
Fund Officers:
--------------------------------------------------------------------------------
Dorothy E. Bourassa     Secretary            Since 2003.
(61)                                         Serves at the
                                             discretion of the
                                             board
--------------------------------------------------------------------------------
Christopher J.          Assistant            Since 2003.
Kelley                  Secretary            Serves at the
(44)                                         discretion of the
                                             board
--------------------------------------------------------------------------------
Mark E. Bradley         Treasurer            Since 2008.
(49)                                         Serves at the
                                             discretion of the
                                             board
--------------------------------------------------------------------------------
Luis I. Presutti        Assistant            Since 2000.
(43)                    Treasurer            Serves at the
                                             discretion of the
                                             board
--------------------------------------------------------------------------------
Gary Sullivan           Assistant            Since 2002.
(50)                    Treasurer            Serves at the
                                             discretion of the
                                             board
--------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                                              Other Directorships
 Name, Age and Address       Principal Occupation During Past Five Years      Held by this Trustee
----------------------------------------------------------------------------------------------------
Marguerite A. Piret     President and Chief Executive Officer, Newbury,       Director of New
(60)                    Piret & Company, Inc. (investment banking firm)       America High
                                                                              Income Fund, Inc.
                                                                              (closed-end
                                                                              investment
                                                                              company)
----------------------------------------------------------------------------------------------------
Stephen K. West         Senior Counsel, Sullivan & Cromwell LLP (law firm)    Director, The Swiss
(80)                                                                          Helvetia Fund, Inc.
                                                                              (closed-end
                                                                              investment
                                                                              company)
----------------------------------------------------------------------------------------------------
Fund Officers:
----------------------------------------------------------------------------------------------------
Dorothy E. Bourassa     Secretary of PIM-USA; Senior Vice President- Legal    None
(61)                    of Pioneer; Secretary/Clerk of most of PIM-USA's
                        subsidiaries; and Secretary of all of the Pioneer
                        managed funds since September 2003 (Assistant
                        Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------
Christopher J.          Associate General Counsel of Pioneer since January    None
Kelley                  2008 and Assistant Secretary of all of the Pioneer
(44)                    managed funds since September 2003; Vice
                        President and Senior Counsel of Pioneer from July
                        2002 to December 2007
----------------------------------------------------------------------------------------------------
Mark E. Bradley         Vice President-Fund Accounting, Administration and    None
(49)                    Controllership Services of Pioneer; and Treasurer of
                        all of the Pioneer managed funds since March
                        2008; Deputy Treasurer of Pioneer from November
                        2004 to February 2008; Assistant Treasurer of all of
                        the Pioneer managed funds from March 2004 to
                        February 2008; and Treasurer and Senior Vice
                        President, CDC IXIS Asset Management Services
                        from 2002 to 2003
----------------------------------------------------------------------------------------------------
Luis I. Presutti        Assistant Vice President- Fund Accounting,            None
(43)                    Administration and Controllership Services of
                        Pioneer; and Assistant Treasurer of all of the
                        Pioneer managed funds
----------------------------------------------------------------------------------------------------
Gary Sullivan           Fund Accounting Manager-Fund Accounting,              None
(50)                    Administration and Controllership Services of
                        Pioneer; and Assistant Treasurer of all of the
                        Pioneer managed funds
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Position Held with  Term of Office and
 Name, Age and Address        the Fund        Length of Service
David F. Johnson        Assistant            Since 2009.
(29)                    Treasurer            Serves at the
                                             discretion of the
                                             board
--------------------------------------------------------------------------------
Teri W. Anderholm       Chief                Since 2007.
(49)                    Compliance           Serves at the
                        Officer              discretion of the
                                             board
--------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                                               Other Directorships
 Name, Age and Address       Principal Occupation During Past Five Years       Held by this Trustee
----------------------------------------------------------------------------------------------------
David F. Johnson        Fund Administration Manager-Fund Accounting,          None
(29)                    Administration and Controllership Services since
                        November 2008 and Assistant Treasurer of all of
                        the Pioneer managed funds since January 2009;
                        Client Service Manager-Institutional Investor
                        Services at State Street Bank from March 2003 to
                        March 2007
----------------------------------------------------------------------------------------------------
Teri W. Anderholm       Chief Compliance Officer of Pioneer since             None
(49)                    December 2006 and of all the Pioneer managed
                        funds since January 2007; Vice President and
                        Compliance Officer, MFS Investment Management
                        (August 2005 to December 2006); Consultant,
                        Fidelity Investments (February 2005 to July 2005);
                        Independent Consultant (July 1997 to February 2005)
----------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the funds' investment adviser and certain of its affiliates.

     The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit, one of the largest banking groups in Italy. Pioneer, the funds' investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees

     During the most recent fiscal year, the board held 10 meetings. Each Trustee attended at least 75% of such meetings.

     The board has an Audit Committee, a Governance Committee (formerly, the Independent Trustees Committee), a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

     Audit

     David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret

     Governance

     David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham, Thomas J. Perna, Marguerite A. Piret and Stephen K. West (Chair)

     Nominating

     Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite A. Piret

     Valuation

     David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair)

     Policy Administration

     Mary K. Bush, Thomas J. Perna (Chair), Margaret B.W. Graham and Stephen K. West

     During the most recent fiscal year, the Audit, Governance (formerly, Independent Trustees), Nominating, Valuation and Policy Administration Committees held 6, 8, 0, 4 and 5 meetings, respectively.

     The board has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to, among other things:

     o act as a liaison between the funds' independent registered public accounting firm and the full board;

     o discuss with the funds' independent registered public accounting firm their judgments about the quality of the funds' accounting principles and underlying estimates as applied in the funds' financial reporting; and

     o ensure that the funds' independent registered public accounting firm submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent registered public accounting firm and Pioneer and its affiliates; actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

     The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the funds' valuation procedures.

     The Policy Administration Committee reviews the implementation of certain of the funds' administrative policies and procedures.

     The Governance Committee reviews the funds' management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

     The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the funds shall be liable to the funds or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the funds to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the funds or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the funds the full protection from liability that the law allows.

Compensation of Officers and Trustees

     The funds pay no salaries or compensation to any of their officers. The Pioneer managed funds, including the funds, compensate their trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees, as estimated for the funds' current fiscal year. The compensation paid to the Trustees is then allocated among the funds as follows:

     o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000;

     o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets; and

     o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

     See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

Sales Loads

     Each fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

     Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer managed funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer managed funds was approximately $406,261 and $450,898 in each of 2007 and 2008.

     Share Ownership. See "Annual Fee, Expense and Other Information" for annual information on the ownership of fund shares by the Trustees, the funds' officers and owners in excess of 5% of any class of shares of each fund and a table indicating the value of shares that each Trustee beneficially owns in each fund and in all the Pioneer managed funds.

Proxy Voting Policies

     Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http:// www.sec.gov. The funds' proxy voting policies and procedures are attached as "Appendix B."

INVESTMENT ADVISER AND ADMINISTRATOR

Investment Adviser

     Each fund has entered into an amended and restated management agreement (hereinafter, the "management contract") with Pioneer, effective, July 1, 2008, pursuant to which Pioneer continued to act as the funds' investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the funds are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

     As the funds' investment adviser, Pioneer provides each fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to each fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

     The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to each management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the relevant fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the relevant fund's ordinary and extraordinary expenses.

Advisory Fees

     As compensation for its management services and expenses incurred, Pioneer Select Mid Cap Growth Fund pays Pioneer a fee at the annual rate of 0.625% of the fund's average daily net assets up to $500 million, 0.600% of the next $500 million and 0.575% on assets over $1 billion.

     As compensation for its management services and expenses incurred, Pioneer Growth Fund pays Pioneer a fee at the annual rate of 0.65% of the fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion.

     As compensation for its management services and expenses incurred, Pioneer Intermediate Tax Free Income pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets up to $500 million and 0.45% on assets over $500 million.

     The foregoing fees are accrued daily and paid monthly.

Expense Limit

     Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce expenses of the combined Pioneer Select Mid Cap Growth Fund to 1.25% and 1.00% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of three years after the closing of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce expenses of Pioneer Growth Fund to 1.25%, 2.15% and 0.85% of the average daily net assets attributable to Class A shares, Class C shares and Class Y shares, respectively. These expense limitations are in effect through June 1, 2012 for Class A shares and June 1, 2010 for Class C shares and Class Y shares. In addition, Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce expenses of the combined Pioneer Growth Fund to 1.25% and 1.00% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of three years after the closing of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce expenses of Pioneer Intermediate Tax Free Income Fund to 0.82% and 0.55% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. These expense limitations are in effect through June 1, 2012 for Class A shares and June 1, 2010 for Class Y shares. In addition, Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce expenses of the combined Pioneer Intermediate Tax Free Income Fund to 0.93% and 0.68% of the average daily net assets attributable to Class A shares and Class Y shares, respectively. Assuming the Reorganization is approved, these expense limitations will be in effect for a period of three years after the closing of the Reorganization. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     Each fund may terminate the expense limit agreement at any time; provided, however, that the board would not take such action unless it determined termination of the agreement to be in the best interests of the fund and its shareholders.

Administration Agreements

     Each fund has entered into an amended and restated administration agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's administrator, performing certain accounting, administration and legal services for the fund. Pioneer is reimbursed for its costs of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the board. See "Annual Fee, Expense and Other Information" for fees each fund paid to Pioneer for administration and related services.

     Under the terms of the amended and restated administration agreement with each fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the board (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

Potential Conflicts of Interest

     Each fund is managed by Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to that of the fund. Securities frequently meet the investment objectives of the funds, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

     It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as one of the funds, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions

     Each fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/ directors and designated employees of Pioneer and certain of Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by each fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC.

PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter

     PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for each fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

     Each fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under each underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the relevant fund. PFD also pays certain expenses in connection with the distribution of each fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. Each fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under each underwriting agreement, PFD will use its best efforts in rendering services to the relevant fund.

     See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of each fund's Class A shares.

     The funds will not generally issue fund shares for consideration other than cash. At each fund's sole discretion, however, the fund may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory reorganization or other acquisition of portfolio securities.

     It is each fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. Each fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any ninety
(90) day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, each fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if a fund makes an in-kind distribution.

Distribution Plan

     Each fund has adopted a distribution plan (each such plan, the "Distribution Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A shares. None of the funds has adopted a distribution plan with respect to its Class Y shares.

     For each class that has adopted the Distribution Plan, fees under each Distribution Plan may be used to make payments to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks) and other parties that enter into a distribution, selling or service agreement with respect to the shares of such class (each of the foregoing, a "Service Party"). Each fund, its principal underwriter or other parties also may incur expenses in connection with the distribution or marketing and sales of the fund's shares that may be paid or reimbursed by the fund. The aggregate amount in respect of such fees and expenses with respect to each class shall be the amount calculated at a percentage per annum of the average daily net assets attributable to such class as set forth below:

           Class                  Applicable Percentage Per Annum
           -----                  -------------------------------
           Class A .........                  0.25%
           Class C .........                  1.00%

     Payments are made under each Distribution Plan for distribution services and other activities in respect of the sale of shares of the relevant fund and to make payments for advertising, marketing or other promotional activity, and for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each fund also may make payments to Service Parties under its Distribution Plan for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under the Financial Industry Regulatory Authority ("FINRA") Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

     Each Distribution Plan also provides that the Service Parties may receive all or a portion of any sales charges paid by investors. Each Distribution Plan permits the relevant fund to pay fees to the Service Parties as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each fund may pay the fees to the Service Parties until the Distribution Plan or any related distribution agreement is terminated or not renewed. In that event, a Service Party's expenses in excess of fees received or accrued through the termination date will be such Service Party's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the relevant fund, the Trustees will review the Distribution Plan and the expenses for each class within the fund separately. Each fund may participate in joint distribution activities with other Pioneer managed funds. The costs associated with such joint distribution activities are allocated to a fund based on the number of shares sold.

     Each Distribution Plan also recognizes that Pioneer, PFD or any other Service Party may make payments for distribution related expenses out of its own resources, including past profits, or payments received from the relevant fund for other purposes, such as management fees, and that the Service Parties may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. Each Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the relevant fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan but not subject to the maximum amounts set forth above.

     Under its terms, each Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. Each Distribution Plan may not be amended to increase materially the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. Each Distribution Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such class of the fund (as defined in the 1940 Act).

Class C Shares

     For Class C shares, PFD will advance to dealers the first-year service fee at a rate equal to 1.00% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

SHAREHOLDER SERVICING/TRANSFER AGENT

     Each fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

     Under the terms of its contract with each fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

     PIMSS receives an annual fee of $24.75 for each shareholder account from each fund as compensation for the services described above. PIMSS is also reimbursed by each fund for its cash out-of-pocket expenditures. Each fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by a fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of each fund's assets. The custodian's responsibilities include safekeeping and controlling each fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, each fund's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.

PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers

     The table below indicates information about the accounts other than the funds over which each portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of January 31, 2009. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include each portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio managers may have substantially similar investment strategies.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Number of
                                                                                                 Accounts         Assets
                                                                                                Managed for      Managed
                                                                                                   which        for which
                                                                                                 Advisory        Advisory
                                                                    Number of                     Fee is          Fee is
                                      Name of           Type of      Accounts   Total Assets   Performance-    Performance-
Fund                             Portfolio Manager      Account      Managed       Managed         Based          Based
-----------------------------------------------------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth   Ken Winston         Other              1       $232,833,000         1        $232,833,000
Fund                                                Registered
                                                    Investment
                                                    Companies
                                                    -------------------------------------------------------------------------
                                                    Other Pooled       0       $          0         0        $          0
                                                    Investment
                                                    Vehicles
                                                    -------------------------------------------------------------------------
                                                    Other              0       $          0         0        $          0
                                                    Accounts
-----------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Fund             Timothy Mulrenan    Other              3       $282,718,000         1        $232,833,000
                                                    Registered
                                                    Investment
                                                    Companies
                                                    -------------------------------------------------------------------------
                                                    Other Pooled       0       $          0         0        $          0
                                                    Investment
                                                    Vehicles
                                                    -------------------------------------------------------------------------
                                                    Other              10      $226,387,000         0        $          0
                                                    Accounts
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                  Accounts        Assets
                                                                                                 Managed for     Managed
                                                                                                    which       for which
                                                                                                  Advisory       Advisory
                                                                  Number of                        Fee is         Fee is
                                    Name of           Type of      Accounts     Total Assets    Performance-   Performance-
Fund                           Portfolio Manager      Account      Managed        Managed           Based         Based
-----------------------------------------------------------------------------------------------------------------------------
Pioneer Intermediate Tax Fee   David Eurkus        Other              6       $1,261,897,000          0        $0
Income Fund                                        Registered
                                                   Investment
                                                   Companies
                                                   --------------------------------------------------------------------------
                                                   Other Pooled       0       $            0          0        $0
                                                   Investment
                                                   Vehicles
                                                   --------------------------------------------------------------------------
                                                   Other              1       $   10,460,000          0        $0
                                                   Accounts
-----------------------------------------------------------------------------------------------------------------------------
                               Timothy Pynchon     Other              4       $  752,734,000          0        $0
                                                   Registered
                                                   Investment
                                                   Companies
                                                   --------------------------------------------------------------------------
                                                   Other Pooled       0       $            0          0        $0
                                                   Investment
                                                   Vehicles
                                                   --------------------------------------------------------------------------
                                                   Other              0       $            0          0        $0
                                                   Accounts
-----------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest

     When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the relevant fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

     Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Manager" below.

     o The portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o The portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If the portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When the portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o The portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance- based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o The portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if the portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where the portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of the Portfolio Managers

     Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer managed funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the funds, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of Pioneer Select Mid Cap Growth Fund, is the Russell Midcap Growth Index, in the case of Pioneer Growth Fund, is the Russell 1000 Growth Index, and in the case of Pioneer Intermediate Tax Free Income Fund, is the Barclays (formerly, Lehman Brothers) Municipal Bond Index. As a result of these benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

     o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

     o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect the portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

     The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer managed funds.

     Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of PGAM, which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer managed funds.

Share Ownership by Portfolio Managers

     The portfolio managers of the funds do not beneficially own any securities of the funds, as each fund is newly-organized and has not yet commenced operations.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of each fund normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to each fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, each fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of each fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to each fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to each fund. The receipt of such research enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     Each fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, each fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that a fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with each fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent.

     The board periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund.

DESCRIPTION OF SHARES

     Each of the funds currently issues Class A, Class C and Class Y shares. As an open-end management investment company, each fund continuously offers its shares to the public and, under normal conditions, must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge ("CDSC"). See "Sales Charges." When issued and paid for in accordance with the terms of its prospectus and statement of additional information, shares of each fund are fully paid and non-assessable. Shares will remain on deposit with each fund's transfer agent and certificates will not normally be issued.

     Each fund is a series of the trust, a Delaware statutory trust. The Trustees have authorized the issuance of the following classes of shares of each fund, designated as Class A Shares, Class B Shares, Class C Shares, Class R Shares, Class Y Shares and Class Z Shares. Class B, Class R and Class Z shares have not been issued as of the date of this statement of additional information. Each share of a class of each fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of a fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

     The shares of each class of each fund represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) as to voting, redemption, dividends and liquidation proceeds. Each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A and Class C shareholders have exclusive voting rights with respect to the Distribution Plan for Class A and Class C shares, respectively.

The Trust

     The trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to herein as the declaration). A copy of the trust's Certificate of Trust dated June 16, 1994, as amended, is on file with the office of the Secretary of State of Delaware.

     Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the Trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth declaration. Some of the more significant provisions of the declaration are described below.

Shareholder Voting

     The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the trust into other entities, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

     The funds are not required to hold an annual meeting of shareholders, but each fund will call special meetings of its shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of each fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

     The declaration provides that the Trustees may establish the number of Trustees and that vacancies on the board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two thirds of the Trustees and that Trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the trust.

Amendments to the Declaration

     The Trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, Trustees, officers or employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

     Each fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. Each fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

     The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts

     The declaration provides that a fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

     The declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

     Each share of each fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

     The declaration provides that shareholders are not personally liable for the obligations of the funds and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no Trustee, officer or employee of a fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires each fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to a fund or its shareholders for misfeasance, bad faith, gross negligence or reckless disregard of the duties of office. The declaration extends to Trustees, officers and employees of a fund the full protection from liability that the law allows.

     The declaration provides that the appointment or designation of a Trustee as chairperson, a member of a committee, an expert, lead Independent Trustee or any other special appointment shall not impose any heightened standard of care or liability on such Trustee.

Derivative Actions

     The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a fund's Trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of ninety (90) days, which may be extended by an additional sixty (60) days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

     The declaration further provides that a fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against a fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

SALES CHARGES

     Each fund continuously offers the following classes of shares: Class A, Class C and Class Y as described in the Proxy Statement/
Prospectus. Each fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the Proxy Statement/Prospectus.

Class A Share Sales Charges

     You may buy Class A shares of Pioneer Select Mid Cap Growth Fund and Pioneer Growth Fund at the public offering price, including a sales charge, as follows:

                                                     Sales charge as % of
                                             -------------------------------------
                                                             Net
                                             Offering      Amounts       Dealer
Amount of purchase                             Price      Invested     Reallowance
------------------                           ---------    --------     -----------
Less than $50,000 .......................       5.75%       6.10%       5.00%
$50,000 but less than $100,000 ..........       4.50%       4.71%       4.00%
$100,000 but less than $250,000 .........       3.50%       3.63%       3.00%
$250,000 but less than $500,000 .........       2.50%       2.56%       2.00%
$500,000 or more ........................        -0-         -0-        See below

     You may buy Class A shares of Pioneer Intermediate Tax Free Income Fund at the public offering price, including a sales charge, as follows:

                                                    Sales charge as % of
                                            -------------------------------------
                                                            Net
                                            Offering      Amounts       Dealer
Amount of purchase                            Price      Invested     Reallowance
------------------                          ---------    --------     -----------
Less than $100,000......................      4.50%        4.71%       4.00%
$100,000 but less than $250,000.........      3.50%        3.63%       3.00%
$250,000 but less than $500,000.........      2.50%        2.56%       2.00%
$500,000 or more........................       -0-          -0-        See below

     The schedule of sales charges above is applicable to purchases of Class A shares of a fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of a fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

     No sales charge is payable at the time of purchase on investments of $500,000 or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

  Accounts Other than Employer-Sponsored Retirement Plans
  1.00%      Up to $4 million
  0.50%      Next $46 million
  0.25%      Over $50 million

  Employer-Sponsored Retirement Plans
  0.50%      Up to $50 million
  0.25%      Over $50 million

     These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $500,000 in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

Letter of Intent ("LOI")

     Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within ninety (90) days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in a fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. 5% of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or a fund to sell, the amount specified in the LOI. Any share class for which no sales charge is paid cannot be included under the LOI.

     If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

     If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within twenty (20) days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class C Shares

     You may buy Class C shares of each fund at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1.00%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

     In processing redemptions of Class C shares, a fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to a fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Class Y Shares

     No front-end, deferred or asset based sales charges are applicable to Class Y shares of each fund.

Additional Payments to Financial Intermediaries

     The financial intermediaries through which shares of the funds are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer managed funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer managed funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer managed funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer managed funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

     A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer managed funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer managed funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the Proxy Statement/Prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

Revenue Sharing Payments

     Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer managed funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer managed funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

     The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer managed funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer managed funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer managed funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer managed funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

     Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments

     From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer managed funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

     As of January 1, 2009, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the funds' Proxy Statement/Prospectus and statements of additional information:

A.G. Edwards & Sons Inc.
AIG VALIC
Ameriprise Financial Services, Inc.

Associated Securities Corp.
AXA Advisors, LLC
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hartford Securities Distribution Company, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
LPL Financial Corporation
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Service Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
Nationwide Securities, Inc.
Northwestern Investment Services, LLC
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Ridge Clearing & Outsourcing Solutions, Inc.
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UBS Financial Services Inc.
Wachovia Securities
Waterstong Financial Group, Inc.
Wells Fargo Investments, LLC

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     Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

     Since each of the funds is newly-organized, none of the funds own any securities issued by a regular broker-dealer of the fund as of the date of this Statement of Additional Information.

REDEEMING SHARES

     Class A and Class C shares may be redeemed or repurchased by the fund. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by a fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic Withdrawal Plan(s) ("SWP") (Class A and Class C shares)

     An SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

     Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

     While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

     An SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

     You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A shares)

     Subject to the provisions outlined in the Proxy Statement/Prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

TELEPHONE AND ONLINE TRANSACTIONS

     You may purchase, exchange or sell Class A or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for online transaction privileges. See the Proxy Statement/Prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.), Eastern time, on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

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Telephone Transaction Privileges

     To confirm that each transaction instruction received by telephone is genuine, each fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, a fund may be liable for any loss due to unauthorized or fraudulent instructions. A fund may implement other procedures from time to time. In all other cases, neither the funds, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges

     If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

     To establish online transaction privileges:

     o For new accounts, complete the online section of the account application

     o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. A fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and Website Online Access

     You may have difficulty contacting a fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or to reach a fund by telephone, you should communicate with the fund in writing.

FactFone(SM)

     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

     FactFone(SM) allows shareholders to hear the following recorded fund information:

     o    net asset value prices for all Pioneer mutual funds;

     o    annualized thirty (30) day yields on Pioneer's fixed income funds;

     o annualized seven (7) day yields and seven (7) day effective (compound) yields for Pioneer's money market funds; and

     o    dividends and capital gain distributions on all Pioneer mutual funds.

     Yields are calculated in accordance with SEC mandated standard formulas. All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer

Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

PRICING OF SHARES

     The net asset value per share of each class of each fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of each fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. A fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

     Each fund generally values its portfolio securities using closing market prices or readily available market quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of each fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a fund uses fair value pricing methods to value its securities in accordance with procedures approved by the fund's Trustees. Each fund also may use fair value pricing methods to value its securities, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer.

     Valuing securities using fair value methods may cause the net asset value of a fund's shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, a fund's Trustees may use a pricing matrix. Cash equivalent securities with remaining maturities of sixty (60) days or less are valued at amortized cost, which is a method of determining a security's fair value. The prices used for these securities may differ from the amounts received by a fund upon sale of the securities, and these differences may be substantial.

     The net asset value per share of each class of each fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a fund are accrued daily and taken into account. Each fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class C and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class C shares may be subject to a CDSC).

TAX STATUS

     Each fund is treated as a separate entity for U.S. federal income tax purposes. Each fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to a fund. Consequently, in order to qualify as a regulated investment company, a fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.

     If a fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund distributed to shareholders, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss). However, if a fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities, and
(iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain. If, for any taxable year, a fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

     Under the Code, each fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and the year ending October 31, respectively. Each fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax. Each fund generally distributes any net short- and long-term capital gains in November. Each fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for a fund to avoid U.S. federal income or excise tax.

     The Code permits tax-exempt interest received by a fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of a fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as exempt-interest dividends is applied uniformly to all distributions made during each taxable year and may differ from the percentage of distributions consisting of tax-exempt interest during any particular month. That portion of a fund's dividends and distributions not designated as exempt-interest dividends will be taxable as described below.

     Pioneer Intermediate Tax Free Income Fund expects that most of its distributions will constitute exempt-interest dividends. However, it is possible that Pioneer Intermediate Tax Free Income Fund may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., the fund may purchase and sell non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions of such gain or income will not be "exempt-interest dividends" and, accordingly, will be taxable.

     Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference, which increase alternative minimum taxable income for individuals or entities that are subject to the U.S. federal alternative minimum tax. All exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. Pioneer Intermediate Tax Free Income Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by the fund.

     Unless a shareholder specifies otherwise, all distributions from a fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends from a fund, other than exempt-interest dividends, generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that a fund has sufficient earnings and profits, dividends from net investment income that is not tax exempt and from net short-term capital gains are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income," taxable to individual and certain other non-corporate shareholders at a maximum 15% U.S. federal income tax rate.

     Dividend income distributed to individual and certain other non-corporate shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income." Qualified dividend income generally means dividend income received from a fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by a fund from REITs generally are not expected to qualify for treatment as qualified dividend income. If 95% or more of a fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may designate all distributions of such income as qualified dividend income.

     A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

     A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

     Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

     Dividends received by a fund from U.S. corporations in respect of any share of stock with a tax holding period of at least forty-six (46) days during the ninety-one (91) day period beginning on the date that is forty-five (45) days before the date on which the stock becomes ex-dividend as to that dividend and that is held in an unleveraged position and distributed and designated by the fund (except for capital gain dividends or exempt-interest dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least ninety-one
(91) days during the one hundred eighty-one (181) day period beginning on the date that is ninety (90) days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

     Distributions from net capital gains, if any, that are designated as capital gain dividends by a fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by a fund to individual and certain other non-corporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010.

     The U.S. federal income tax status of all distributions, including the portion of such distributions that may qualify for treatment as qualified dividend income, will be reported to shareholders annually.

     Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a fund may be "spilled back" and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

     For U.S. federal income tax purposes, a fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to a fund and may not be distributed as such to shareholders.

     At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in a fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

     Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

     Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in a fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

     Gain may be increased (or loss reduced) upon a redemption of Class A shares of each fund within ninety (90) days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the fund or of another Pioneer managed fund (or any other shares of a Pioneer managed fund generally sold subject to a sales charge).

     Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the "IRS") a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise taxable fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions other than tax-exempt dividends received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the funds.

     A plan participant whose retirement plan invests in a fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to a fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.

     If a fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. These investments could also result in the treatment of gains from the sale of stock of passive foreign investment companies as ordinary income. In order for a fund to make a "qualified electing fund" election with respect to a "passive foreign investment company," the passive foreign investment company would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. A fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

     Each fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

     Options written or purchased and futures contracts entered into by a fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, a fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a fund's income and gains or losses and hence of its distributions to shareholders.

     A fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The funds do not expect to satisfy the requirements for passing through to their respective shareholders any share of foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

     Each fund is required to withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

     The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from a fund (other than, for taxable years of the fund beginning on or before December 31, 2009, certain dividends designated by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. "Qualified net interest income" is a fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States. Each fund does not expect to be a "U.S. real property holding corporation" as defined in Section 897(c)(2) of the Code. If a fund were to be classified as a U.S. real property holding corporation (or if it would be so classified, were it not for certain exceptions), then distributions made by the fund to non-U.S. shareholders might be subject to U.S. federal withholding tax, and non-U.S. shareholders might be required to file U.S. federal income tax returns to report distributions received from the fund.

     Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

     If, as anticipated, each fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporate income tax.

     The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, since those laws vary with respect to the taxation of such income. Many states exempt from tax that portion of an exempt-interest dividend which represents interest received by a fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Pioneer Intermediate Tax Free Income Fund makes no commitment to seek to satisfy. However, the Pioneer Intermediate Tax Free Income Fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder of the Pioneer Intermediate Tax Free Income Fund is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the funds may, in their respective sole discretions, provide relevant information to their shareholders.

FINANCIAL STATEMENTS

     Since each of the funds is newly-organized and has not yet offered shares, no financial statement information is provided for the funds. For financial statement purposes, Regions Morgan Keegan Select Mid Cap Growth Fund will be the accounting survivor of its reorganization with Pioneer Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund will be the accounting survivor of its reorganization with Pioneer Growth Fund and Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund will be the accounting survivor of its reorganization with Pioneer Intermediate Tax Free Income Fund. As accounting survivors, the operating history of each of Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund and Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund will be used for financial reporting purposes after the consummation of the reorganizations.

ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Share Ownership

     The Trustees and officers of the funds do not beneficially own any securities of the funds, as each of the funds is newly-organized and has not yet commenced operations.

     Since each fund is newly-organized, as of the date hereof, no shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the shares of any class of any of the funds.

Trustee Ownership of Shares of the Other Pioneer Managed Funds

     The following table indicates the value of shares that each Trustee beneficially owned in the other Pioneer managed funds in the aggregate as of December 31, 2008. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end Pioneer managed fund is based on its closing market price on December 31, 2008. The share value of any open-end Pioneer managed fund is based on the net asset value of the class of shares on December 31, 2008. The dollar ranges in this table are in accordance with SEC requirements.

                                     Aggregate Dollar Range of Equity
                                  Securities in All Registered Investment
                                   Companies Overseen by Trustee in the
   Name of Trustee                        Pioneer Family of Funds
   ---------------                ---------------------------------------
  Interested Trustees:
  John F. Cogan, Jr. ...........              Over $100,000
  Daniel K. Kingsbury ..........              Over $100,000
  Independent Trustees:
  David R. Bock ................              Over $100,000
  Mary K. Bush .................              Over $100,000
  Benjamin M. Friedman .........             $10,001-$50,000
  Margaret B.W. Graham .........            $50,001-$100,000
  Thomas J. Perna ..............              Over $100,000
  Marguerite A. Piret ..........              Over $100,000
  Stephen K. West ..............              Over $100,000

Compensation of Officers and Trustees

     The following table sets forth certain information with respect to the compensation of each Trustee of the funds.

                                     Aggregate                           Aggregate          Pension or
                                    Compensation        Aggregate       Compensation        Retirement      Total Compensation
                                from Pioneer Select   Compensation      from Pioneer     Benefits Accrued   from the Fund and
                                   Mid Cap Growth     from Pioneer    Intermediate Tax    as Part of Fund     Other Pioneer
Name of Trustee                        Fund*          Growth Fund*   Free Income Fund*        Expenses*       Managed Funds*+
------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr. ...........          $500              $500              $250                  N/A            $ 30,000
Daniel K. Kingsbury ..........          $  0              $  0              $  0                  N/A            $      0
Independent Trustees:
David R. Bock ................          $500              $500              $500                  N/A            $140,300
Mary K. Bush .................          $500              $500              $500                  N/A            $121,400
Benjamin M. Friedman .........          $500              $500              $500                  N/A            $122,900
Margaret B.W. Graham .........          $500              $500              $500                  N/A            $132,900
Thomas J. Perna ..............          $500              $500              $500                  N/A            $134,850
Marguerite A. Piret ..........          $500              $500              $500                  N/A            $127,850
Stephen K. West ..............          $500              $500              $500                  N/A            $126,350

----------
* Since the fund is newly-organized and has not completed its first full year since its organization, the information provided is an estimate of future payments to the Trustees from the date of fund's organization through the end of the fund's current fiscal year on November 30, 2009.

+ There are 76 U.S. registered investment portfolios in the Pioneer family of funds.

Management Fees

     Since each of the funds is newly-organized, none of the funds has paid any management fees as of the date hereof.

Commissions on Brokerage Transactions

     Since each of the funds is newly-organized, as of the date hereof, none of the funds has directed any commissions on brokerage transactions to brokers because of research services provided.

Aggregate Brokerage Commissions Paid

     Since each of the funds is newly-organized, none of the funds has paid any brokerage commissions for portfolio transactions as of the date hereof.

Service or Distribution Fees

     Since each of the funds is newly-organized, none of the funds has paid any service or distribution fees as of the date hereof.

Sales Charges and Service and Distribution Plan Fees

     Since each of the funds is newly-organized, PDF has not received commissions on Class A and Class C shares and none of the funds has paid any service or distribution fees during the last three fiscal years.

                                  Appendix A
  Description of Short-Term Debt, Corporate Bond and Preferred Stock Ratings(1)

     Description of Moody's Investors Service, Inc.'s ("Moody's") Short-Term Prime Ratings:

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody's Debt Ratings:

     Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

     Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

     o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

     o    Notes allowing for negative coupons, or negative principal;

     o Notes containing any provision that could obligate the investor to make any additional payments;

     o    Notes containing provisions that subordinate the claim.

     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

----------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

Standard & Poor's Long-Term Issue Credit Ratings:

     Issue credit ratings are based, in varying degrees, on the following considerations:

     o Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     o    Nature of and provisions of the obligation;

     o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

     AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C: A "C" rating is assigned to obligations that are currently highly vulnerable to non-payment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, a "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

     D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Standard & Poor's Short-Term Issue Credit Ratings:

     A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's

     A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                                  Appendix B
                    Proxy Voting Policies and Procedures of
                      Pioneer Investment Management, Inc.

Policy

     Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

     Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

     All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

     Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Applicability

     Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

Purpose

     The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

     Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito Italiano S.p.A. ("Unicredito"). Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").

Procedures

Proxy Voting Service

     Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

     The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

     The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

     In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

     "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

     Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Disclosure

     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part
II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

     The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group. The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

     Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

Filing Form N-PX

     The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

     The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX

     The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

     Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

     Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

     Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

Proxy Voting Guidelines

Administrative

     While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

     We will generally support these and similar management proposals:

     o Corporate name change.

     o A change of corporate headquarters.

     o Stock exchange listing.

     o Establishment of time and place of annual meeting.

     o Adjournment or postponement of annual meeting.

     o Acceptance/approval of financial statements.

     o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     o Approval of minutes and other formalities.

     o Authorization of the transferring of reserves and allocation of income.

     o Amendments to authorized signatories.

     o Approval of accounting method changes or change in fiscal year-end.

     o Acceptance of labor agreements.

     o Appointment of internal auditors.

     Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

     We normally vote for proposals to:

     o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     o Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

     o Seek bids from other auditors.

     o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     o Indemnify auditors.

     o Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues

     Pioneer will vote for:

     o Audit, compensation and nominating committees composed of independent directors exclusively.

     o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     o Election of an honorary director.

     We will vote against:

     o Minimum stock ownership by directors.

     o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     o Requirements for union or special interest representation on the board.

     o Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

     o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

  Elections of Directors

     In uncontested elections of directors we will vote against:

     o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

     o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

     o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     o Contested election of directors.

     o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     o Mandatory retirement policies.

     o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     We will vote for:

     o Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

     o Cumulative voting.

     o Increase ability for shareholders to call special meetings.

     o Increase ability for shareholders to act by written consent.

     o Restrictions on the ability to make greenmail payments.

     o Submitting rights plans to shareholder vote.

     o Rescinding shareholder rights plans ("poison pills").

     o Opting out of the following state takeover statutes:

        -- Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

        -- Control share cash-out provisions, which require large holders to acquire shares from other holders

        -- Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

        -- Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

        -- Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

        -- Fair price provisions.

        -- Authorization of shareholder rights plans.

        -- Labor protection provisions.

        -- Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

     o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     o Proposals that allow shareholders to nominate directors.

     We will vote against:

     o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

     o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

     o Classes of shares with unequal voting rights.

     o Supermajority vote requirements.

     o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     o Extension of advance notice requirements for shareholder proposals.

     o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

     o Changes in par value.

     o Reverse splits, if accompanied by a reduction in number of shares.

     o Shares repurchase programs, if all shareholders may participate on equal terms.

     o Bond issuance.

     o Increases in "ordinary" preferred stock.

     o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     o Cancellation of company treasury shares.

  We will vote on a case-by-case basis on the following issues:

     o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     o Increase in authorized common stock. We will make a determination considering, among other factors:

        -- Number of shares currently available for issuance;

        -- Size of requested increase (we would normally approve increases of up to 100% or current authorization);

        -- Proposed use of the proceeds from the issuance of additional shares, and

        -- Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     o Proposals to submit private placements to shareholder vote.

     o Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

     o 401(k) benefit plans.

     o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

        -- Amendments to performance plans to conform with OBRA;

        -- Caps on annual grants or amendments of administrative features;

        -- Adding performance goals, and

        -- Cash or cash and stock bonus plans.

     o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     o Require that option repricing be submitted to shareholders.

     o Require the expensing of stock-option awards.

     o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).


     o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

  We will vote on a case-by-case basis on the following issues:

     o Shareholder proposals seeking additional disclosure of executive and director pay information.

     o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

        -- The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

           Dilution = (A + B + C) / (A + B + C + D), where

           A = Shares reserved for plan/amendment,

           B = Shares available under continuing plans,

           C = Shares granted but unexercised and

           D = Shares outstanding.

        -- The plan must not:

           -- Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

           -- Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments

        -- We are generally in favor of proposals that increase participation beyond executives.

        -- We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

        -- We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

        -- We generally support proposals asking companies to adopt stock holding periods for their executives.

     o All other employee stock purchase plans.

     o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     o Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

     o Limits on executive and director pay.

     o Stock in lieu of cash compensation for directors.

Corporate Governance

     Pioneer will vote for:

     o Confidential Voting.

     o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     o Proposals requiring directors to disclose their ownership of shares in the company.

  We will vote on a case-by-case basis on the following issues:

     o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     o Bundled proposals. We will evaluate the overall impact of the proposal.

     o Adopting or amending the charter, bylaws or articles of association.

     o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

     o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     o Limitations on stock ownership or voting rights.

     o Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

     Pioneer will vote on the following and similar issues on a case-by-case basis:

     o Mergers and acquisitions.

     o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     o Debt restructurings.

     o Conversion of securities.

     o Issuance of shares to facilitate a merger.

     o Private placements, warrants, convertible debentures.

     o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

     Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

     o Establishment of new classes or series of shares.

     o Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

     o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     o Approval of new or amended advisory contracts.

     o Changes from closed-end to open-end format.

     o Authorization for, or increase in, preferred shares.

     o Disposition of assets, termination, liquidation, or mergers.

     o Classified boards of closed-end funds, but will typically support such proposals.

Social Issues

     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     o Conduct studies regarding certain issues of public concern and interest;

     o Study the feasibility of the company taking certain actions with regard to such issues; or

     o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Avoiding conflicts of interest

     Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

     A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

     Pioneer will abstain from voting shares of UniCredito Italiano Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

     Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

Supervision

Escalation

     It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.

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Training

     Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Related policies and procedures

     Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.

Record Keeping

     The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     o Retains a record of the vote cast;

     o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

     The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     o A record memorializing the basis for each referral vote cast;

     o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

     Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.

Related regulations

     Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204
-2

Adopted by the Pioneer Funds' Board of Trustees

     October 5, 2004

Effective Date:

     October 5, 2004

Revision Date:

     March 2008

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